UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05962

Name of Registrant: Vanguard Variable Insurance Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2013 – June 30, 2013

Item 1: Reports to Shareholders

Semiannual Report | June 30, 2013

Vanguard Variable Insurance Fund

Balanced Portfolio	Growth Portfolio	REIT Index Portfolio
Capital Growth Portfolio	High Yield Bond Portfolio	Short-Term Investment-Grade Portfolio
Conservative Allocation Portfolio	International Portfolio	Small Company Growth Portfolio
Diversified Value Portfolio	Mid-Cap Index Portfolio	Total Bond Market Index Portfolio
Equity Income Portfolio	Moderate Allocation Portfolio	Total Stock Market Index Portfolio
Equity Index Portfolio	Money Market Portfolio	(with underlying Equity Index Portfolio)

> The broad U.S. stock market returned nearly 14% for the six months ended June 30, 2013.

> Returns for international markets were flat; emerging markets stocks had negative results, and stocks from the developed markets of Europe and the Pacific region posted single-digit returns.

> U.S. bond prices slumped and yields jumped amid concerns that the Federal Reserve could soon begin to scale back its bond-buying stimulus program.

Contents
Market Perspective	1
Balanced Portfolio	2
Capital Growth Portfolio	25
Conservative Allocation Portfolio	37
Diversified Value Portfolio	46
Equity Income Portfolio	58
Equity Index Portfolio	72
Growth Portfolio	85
High Yield Bond Portfolio	99
International Portfolio	113
Mid-Cap Index Portfolio	131
Moderate Allocation Portfolio	143
Money Market Portfolio	152
REIT Index Portfolio	165
Short-Term Investment-Grade Portfolio	175
Small Company Growth Portfolio	204
Total Bond Market Index Portfolio	219
Total Stock Market Index Portfolio
(with underlying Equity Index Portfolio)	261

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMS Surprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMS Vanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Market Perspective

Dear Planholder,

This report begins with a review of the market environment over the past six months, a period marked at its end by shakiness related to investor concerns over the future scaling back of the Federal Reserve’s massive bond-buying program. Bond yields jumped (and so prices fell), and the stock market experienced some turmoil.

Volatility and increased uncertainty can tempt investors to deviate from their investment plan. The recent rise in bond yields, for example, has led to redemptions from bond funds as investors try to sidestep losses that might arise from a sustained climb in interest rates.

Keep in mind, however, that although interest rates remain low, nobody is certain whether their next move will be up or down—much less how financial markets will react to the change.

We continue to believe that sticking to a well-diversified portfolio of stocks, bonds, and money market instruments over the long haul—rather than making impulsive changes to try to avoid potential losses or capitalize on perceived opportunities—gives you the best chance of meeting your investment goals.

A review of the performance of your portfolio is set forth in the following pages. Each of the Vanguard Variable Insurance Fund’s portfolios can serve as a useful piece of an investment program that includes a mix of stock, bond, and money market holdings suitable for your long-term investment goals, risk tolerance, and time horizon.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
July 15, 2013

Global stocks notched gains despite some recent turbulence
After staging a stellar performance for most of the first half of 2013, global stocks declined in June. Investors worldwide were spooked by signs of weakness in China’s economy and by a statement from Federal Reserve Chairman Ben Bernanke that the central bank could begin to reduce its stimulative bond-buying program later this year. Still, U.S. stocks returned about 14% for the six-month period, despite a drop of more than 1% in June.

Markets were clearly unsettled by the prospect of the Fed’s scaling back its stimulus measures, known as quantitative easing. However, Vanguard’s chief economist, Joe Davis, pointed to a positive message in the Fed’s evolving stance. “The Federal Reserve is coming closer to the realization that the U.S. economy is stronger today than it was a year ago and so does not need the insurance, so to speak, of additional quantitative easing,” he said.

Bond prices fell sharply in the period’s final months
Bond returns, which sputtered along through most of the period, turned negative in May and retreated further in June. The broad U.S. taxable bond market returned –2.44% for the six months as concerns about the Fed’s plans roiled fixed income investors even more than their counterparts in equities.

The yield of the 10-year Treasury note finished the six months at 2.47%, jumping from 2.11% at the end of May and 1.67% at the end of April. (Bond yields and prices move in opposite directions.) Returns from money market funds and savings accounts were minuscule, a result of the Fed’s keeping its target for short-term rates between 0% and 0.25%.

Market Barometer
			Total Returns
		Periods Ended June 30, 2013
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	13.91%	21.24%	7.12%
Russell 2000 Index (Small-caps)	15.86	24.21	8.77
Russell 3000 Index (Broad U.S. market)	14.06	21.46	7.25
MSCI All Country World Index ex USA (International)	–0.04	13.63	–0.80

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	–2.44%	–0.69%	5.19%
Barclays Municipal Bond Index (Broad tax-exempt market)	–2.69	0.24	5.33
Citigroup 3-Month Treasury Bill Index	0.04	0.08	0.23

CPI
Consumer Price Index	1.70%	1.75%	1.31%
1 Annualized.

Vanguard® Balanced Portfolio

Stock prices generally kept climbing in the first five months of 2013, while bond prices seesawed. In June, however, growing uncertainty about Federal Reserve policy led to broad sell-offs in both markets, with bonds finishing in the red for the half year.

Against this backdrop, Vanguard Balanced Portfolio returned 8.79% for the six months ended June 30, 2013, outpacing the 7.60% return of its composite benchmark and the 6.62% average return of its peer group. Its equity and bond components bested the returns of their respective benchmark indexes. At the end of June, the portfolio’s 30-day SEC yield stood at 2.22%, slightly below its level six months earlier.

Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Astute security selections enhanced performance
The portfolio’s equity holdings—which accounted for about two-thirds of total assets—returned more than 15%, topping the 13.82% return of the Standard & Poor’s 500 Index equity benchmark. Financials and health care, the two largest sectors, delivered some of the highest returns. Insurance companies, commercial banks, and diversified financial services firms continued to rebound from the severe setbacks of the 2008–2009 financial crisis. Pharmaceutical companies, representing about three-quarters of the portfolio’s health care stocks, also added significantly to results.

Relative to the S&P 500, the standout contribution came from the advisor’s selections among information technology stocks. In a turnabout from 2012, the portfolio benefited from having minimal exposure to Apple shares, which have been under pressure as investors worry about intense competition.

The return of the Balanced Portfolio’s fixed income component was a slight improvement over the –3.27% return of its benchmark, the Barclays U.S. Credit A or Better Bond Index, thanks in part to the advisor’s strong selection among corporate bonds.

For more on the portfolio’s strategy and positioning, please see the Advisor’s Report that follows.

Bonds remain a key element of a diversified portfolio
Bond yields have ticked up of late but are still not far off historical lows. Because yields and prices move in opposite directions, bonds have little room to appreciate in price and may well deliver more negative returns in the near term if interest rates rise substantially.

Although some investors may feel tempted to reduce their fixed income exposure, research has shown that trying to time the markets is a strategy that doesn’t often work out well. And keep in mind that reducing the amount of bonds in an otherwise well-balanced portfolio inevitably increases the level of volatility risk.

The divergent performance of stocks and bonds in the first half of 2013 highlights the virtues of a simple and disciplined investment strategy such as that followed by Vanguard Balanced Portfolio: allocation between asset classes, diversification within them, and regular rebalancing to the target asset allocation.

Total Returns
		Six Months Ended
		June 30, 2013
Vanguard Balanced Portfolio		8.79%
Composite Stock/Bond Index[1]		7.60
Variable Insurance Mixed-Asset Target Growth Funds Average[2]		6.62

Expense Ratios[3]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Mixed-Asset
		Target Growth
	Portfolio	Funds Average
Balanced Portfolio	0.26%	0.44%

1 Weighted 65% S&P 500 Index and 35% Barclays U.S. Credit A or Better Bond Index.
2 Derived from data provided by Lipper Inc.
3 The portfolio expense ratio shown is from the prospectus dated April 30, 2013, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2013, the Balanced Portfolio’s annualized expense ratio was 0.27%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2012.

Vanguard Balanced Portfolio

Advisor’s Report

The Balanced Portfolio returned 8.79% for the six months ended June 30, 2013. This compared favorably with the 7.60% return of its blended benchmark index—weighted 65% in large cap stocks and 35% in high-quality corporate bonds—and the 6.62% average return of peer funds. Both the stock and bond portions of the portfolio outperformed their respective benchmarks, the Standard & Poor’s 500 Index and the Barclays U.S. Credit A or Better Bond Index.

The investment environment
U.S. equities (as measured by the S&P 500 Index) reached an all-time high in May and returned 13.82% for the six months. The market’s rally came to a sudden end after Federal Reserve Chairman Ben Bernanke said that the Fed might begin to slow its stimulus program sooner than investors anticipated. The Fed’s policy-setting committee emphasized that the schedule for this would depend on improving economic indicators. A strong housing market, rising consumer confidence, and a steadily improving employment picture signaled that underlying fundamentals were solid. Following the market’s dramatic drop in response to both the Bernanke comments and a significant increase in Chinese central bank lending rates, U.S. stocks moved higher toward the end of the period.

The fixed income market also was roiled by the Fed chairman’s remarks. Bonds sold off sharply and credit spreads generally widened. The U.S. Treasury yield curve steepened as long-term rates rose more than short rates. The 10-year Treasury yield ended the period at 2.47%, the highest level since August 2011. Meanwhile, the economic recovery in the Eurozone continued to be the weakest in the world by a substantial margin.

Our successes
The equity portion of the portfolio outperformed the S&P 500 Index thanks to a favorable combination of security selection and sector allocation. (Stock selection is a deliberate and explicit part of our process and sector allocation a result of those decisions.) Given the portfolio’s relatively defensive orientation over time, we were pleased to lead the index during such a strong period for the equity market. Our stock selection was particularly helpful in the information technology sector. We also had good stock picks within financials and telecommunication services. Our above-benchmark allocation to financials and health care was beneficial, as was our underweighting in information technology.

Individual contributors included JPMorgan Chase, Roche, Prudential Financial, Wells Fargo, Honeywell International, and Time Warner. We also benefited from having less exposure than the benchmark to underperforming Apple.

Selected Equity Portfolio Changes
Six Months Ended June 30, 2013

Additions	Comments
Apple	We established a new position in Apple during the half year.
We did not own it previously because we were worried about
increased competition, margin pressures, and the uncertainty of the post-Steve Jobs era. But the market consensus caught
up to these concerns, which are now mostly reflected in the
stock’s price. After the large price drop, we found the shares more attractive in part because of the company’s above-average dividend yield, the potential for dividend growth in the near future, and the favorable risk/reward profile at the stock’s current valuation. Our position in Apple is modest; we are not inclined to make it a large one unless we see either greater clarity on prospects for future product launches or further decreases
in the stock price.

Verizon Communications	Verizon Communications was another new position for the
portfolio. The company provides communications, information, and entertainment products and services to consumers,
businesses, and government agencies worldwide and is becoming dominant in wireless. We believe there is a good chance it will attempt to purchase the rest of Verizon Wireless from Vodafone and that this move would be very beneficial to earnings.

Deletions	Comments
AT&T	We eliminated our position in AT&T—our largest sale during the period—to establish the new position in Verizon. We believe that
Verizon is better positioned for future growth.
Occidental Petroleum	We trimmed our position because we have some concerns
about potential pressure on oil prices; overall, however, our view is more neutral than negative. We do believe that the
relative price differential between oil and natural gas will narrow over time as natural gas becomes an increasingly
viable substitute for oil around the world.

Vanguard Balanced Portfolio

JPMorgan Chase, the U.S.-based global financial services firm, was among the portfolio’s top contributors in absolute terms. At current valuation levels, we believe this stock has one of the most attractive risk/reward profiles in the financial sector. We expect the bank to benefit from the continuing recovery in the U.S. housing market. In our view, management has positioned JPMorgan’s core franchise with a favorable combination of continued growth and disciplined cost controls. We increased our holding, making JPMorgan one of the portfolio’s largest positions.

Our shares of Roche, a global biopharmaceutical company based in Switzerland, also climbed substantially. Investors embraced the company’s product pipeline for both the near term and the future; 11 of 14 Phase 3 drug trials delivered positive results last year. We think Roche has good growth prospects based on its strong position in personalized medicine, leadership position in immunology, and recent drug approvals.

The fixed income portion of the portfolio outpaced its corporate-bond benchmark. Our neutral-to-shorter duration bias helped relative returns as interest rates rose. Our selection among corporate issues was also helpful, most notably within industrials.

Our shortfalls
Despite surpassing their benchmark index, the portfolio’s bonds delivered a modestly negative return. Principal losses resulting from the rise in interest rates outweighed the shareholder income generated by coupon payments.

Our out-of-benchmark allocations to U.S. Treasuries and agency mortgage-backed securities (MBS), which we use for liquidity and diversification from corporate bonds, hindered relative returns.

In the portfolio’s equity portion, disappointments included stock selection within health care and energy. Our positioning was unfavorable in the consumer discretionary sector (where we had less-than-benchmark exposure) and in utilities (in which we were overweighted).

Our holdings in Goldcorp and Petrobras detracted from performance, as did our lack of any position in Berkshire Hathaway, a component of the S&P 500 Index.

Goldcorp, a senior gold producer with assets in North, Central, and South America, saw its shares plummet along with the sudden, steep drop in gold prices. Its fundamentals surprised us on the downside; however, we think they are at or near the bottom, and we’re now more optimistic. We took advantage of the weakness by purchasing additional shares of the stock at the depressed valuations. In our view, the company is well-positioned in the industry with strong operators and assets across the hemisphere.

Brazilian energy producer Petrobras also declined during the period. Our initial investment thesis was based on the company’s massive low-cost resource base, strong resource growth (particularly through offshore finds off the coast of Brazil), and attractive valuation relative to the quality of its assets. But Brazilian government influence in the company has made our original rationale for the investment less certain, and we trimmed the position.

Portfolio positioning
In our view, the medium-term growth prospects for the United States are favorable. We expect consumers to be resilient as the year continues, helped by improving net worth from rising house and equity market prices as well as steady job gains. The key drivers of growth will likely be capital spending and the housing and automotive sectors.

An improving economy and healing labor market may allow the Federal Reserve to take its foot off the pedal with respect to its extraordinary purchases of Treasuries and agency MBS. To the extent that investors incorporate this view into their outlooks, bond prices may decline further.

From an equity sector perspective, the portfolio remains overweighted in financials, particularly large-capitalization U.S. banks (Wells Fargo is another top position).

We are focusing on high-quality financial institutions with solid balance sheets, strong management teams, and attractive valuations. Within financials, we remain less excited about real estate investment trusts, or REITs, because we view them as a pure play on interest rates (like bond surrogates); we believe equity REITs do not offer an attractive risk/reward profile at this time.

We are also overweighted in health care stocks, where we are targeting companies that offer stable cash flows and high yields and trade at attractive valuations. Holdings favor large-cap pharmaceutical stocks, including Eli Lilly and Pfizer. In addition to Roche, we hold two other firms with meaningful exposure to immunology developments: Merck and Bristol-Myers Squibb. We believe these companies have solid pipelines that are underappreciated by investors.

Our industrials allocation is overweighted as well. We trimmed some of our defense holdings because of concerns about the sequester and imminent cuts to defense spending, but these moves were more than offset by additions to our transportation holdings, including a new position in CSX.

The portfolio remains underweighted in information technology and consumer stocks. Many consumer staples shares are at historically high valuations, and we are having a difficult time finding value. Although we established a new position in Apple, it is below the stock’s large weighting in the benchmark; this accounts for a significant portion of our underweighting in the sector.

Vanguard Balanced Portfolio

For the portfolio’s bond portion, we currently view interest rate risk as a greater threat than credit risk. We closed the period with a roughly neutral duration posture relative to that of the benchmark.

Poor liquidity in the corporate bond market is another concern. We continue to maintain a liquidity buffer through exposure to Treasuries and agency MBS; we view the latter as a more liquid alternative to corporate bonds.

Edward P. Bousa, CFA,
Senior Vice President and
Equity Portfolio Manager

John C. Keogh,
Senior Vice President and
Fixed Income Portfolio Manager

Wellington Management Company, LLP

July 16, 2013

Vanguard Balanced Portfolio

Portfolio Profile
As of June 30, 2013

Total Portfolio Characteristics
Yield[1]	2.2%
Turnover Rate[2]	30%
Expense Ratio[3]	0.26%
Short-Term Reserves	3.3%

Total Portfolio Volatility Measures[4]
	Portfolio Versus	Portfolio Versus
	Composite Index[5]	Broad Index[6]
R-Squared	0.98	0.95
Beta	1.01	0.62

Equity Characteristics
		Comparative	Broad
	Portfolio	Index[7]	Index[6]
Number of Stocks	102	500	3,622
Median Market Cap	$72.4B	$61.8B	$38.5B
Price/Earnings Ratio	16.5x	17.2x	18.4x
Price/Book Ratio	2.0x	2.4x	2.3x
Dividend Yield	2.6%	2.2%	2.0%
Return on Equity	16.7%	17.9%	16.4%
Earnings Growth Rate	7.2%	10.5%	10.7%
Foreign Holdings	7.8%	—	—

Fixed Income Characteristics
		Comparative	Broad
	Portfolio	Index[8]	Index[9]
Number of Bonds	525	2,856	8,413
Yield to Maturity	2.9%[10]	2.8%	2.4%
Average Coupon	4.0%	4.1%	3.4%
Average
Effective Maturity	9.5 years	9.4 years	7.5 years
Average Duration	6.4 years	6.4 years	5.5 years

Ten Largest Stocks[11] (% of equity exposure)

Wells Fargo & Co.	Diversified Banks	3.3%
Exxon Mobil Corp.	Integrated
	Oil & Gas	2.9
JPMorgan Chase & Co.	Diversified
	Financial Services	2.8
Merck & Co. Inc.	Pharmaceuticals	2.6
Microsoft Corp.	Systems Software	2.5
Verizon	Integrated
Communications Inc.	Telecommunication
	Services	2.4
Comcast Corp.	Cable & Satellite	2.1
International Business	IT Consulting &
Machines Corp.	Other Services	2.0
Johnson & Johnson	Pharmaceuticals	1.9
Chevron Corp.	Integrated
	Oil & Gas	1.8
Top Ten		24.3%
Top Ten as % of
Total Net Assets		16.0%

Portfolio Asset Allocation

Sector Diversification (% of equity exposure)
	Comparative Broad
Portfolio		Index[7]	Index[6]
Consumer Discretionary	9.2%	12.2%	13.0%
Consumer Staples	8.2	10.5	9.2
Energy	11.2	10.5	9.7
Financials	19.3	16.7	17.9
Health Care	16.8	12.7	12.3
Industrials	12.1	10.2	11.1
Information Technology	13.8	17.8	17.2
Materials	2.7	3.3	3.7
Telecommunication
Services	2.9	2.8	2.5
Utilities	3.8	3.3	3.4

1 30-day SEC yield for the portfolio. See definition on the next page.
2 Annualized.
3 The portfolio expense ratio shown is from the prospectus dated April 30, 2013, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2013, the annualized expense ratio was 0.27%.
4 For an explanation of R-squared, beta, and other terms used here, see definitions on the next page.
5 Composite Stock/Bond Index, weighted 65% S&P 500 Index and 35% Barclays Capital U.S. Credit A or Better Bond Index.
6 Dow Jones US Total Stock Market Float-Adjusted Index.
7 S&P 500 Index.
8 Barclays U.S. Credit A or Better Bond Index.
9 Barclays U.S. Aggregate Bond Index.
10 Before expenses.
11 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Balanced Portfolio

Distribution by Credit Quality[1]
(% of fixed income portfolio)

U.S. Government	23.2%
Aaa	3.6
Aa	14.2
A	43.4
Baa	15.6

Sector Diversification[2]
(% of fixed income portfolio)

Asset-Backed/Commercial Mortgage-Backed	2.4%
Finance	26.2
Foreign	2.0
Government Mortgage-Backed	8.2
Industrial	34.8
Treasury/Agency	14.6
Utilities	7.0
Other	4.8

Equity Investment Focus

Fixed Income Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. The credit ratings assigned to fixed income securities are an indicator of risk. They represent a rating agency’s assessment of the issuer’s ability to meet its obligations. For this report, credit-quality ratings for each issue are obtained from Barclays using ratings derived from Moody’s Investors Service, Fitch Ratings, and Standard & Poor’s. When ratings from all three agencies are available, the median rating is used; when ratings are available from two of the agencies, the lower rating is used; and when one rating is available, that rating is used.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Source: Moody’s Investor Service.
2 The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Vanguard Balanced Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2002–June 30, 2013

Average Annual Total Returns: Periods Ended June 30, 2013

	Inception Date	One Year	Five Years	Ten Years
Balanced Portfolio	5/23/1991	15.01%	7.26%	8.20%

1 Six months ended June 30, 2013.
2 Weighted 65% S&P 500 Index and 35% Barclays U.S. Credit A or Better Bond Index.
See Financial Highlights for dividend and capital gains information.

Vanguard Balanced Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2013

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (65.7%)
Consumer Discretionary (6.1%)
Comcast Corp. Class A	620,235	25,975
Time Warner Inc.	314,716	18,197
Lowe’s Cos. Inc.	412,090	16,855
Ford Motor Co.	931,580	14,412
Walt Disney Co.	222,910	14,077
Target Corp.	197,930	13,629
Time Warner Cable Inc.	63,950	7,193
Volkswagen AG Prior Pfd.	13,305	2,687
Johnson Controls Inc.	24,642	882
		113,907
Consumer Staples (5.4%)
Procter & Gamble Co.	221,527	17,055
CVS Caremark Corp.	297,120	16,989
Philip Morris
International Inc.	155,620	13,480
PepsiCo Inc.	139,080	11,375
Unilever NV	262,780	10,330
Kraft Foods Group Inc.	173,060	9,669
Archer-Daniels-Midland Co.	208,610	7,074
General Mills Inc.	128,220	6,223
Walgreen Co.	133,110	5,884
Diageo plc	126,947	3,640
		101,719
Energy (7.4%)
Exxon Mobil Corp.	398,045	35,963
Chevron Corp.	191,630	22,677
Anadarko Petroleum Corp.	251,990	21,653
BP plc ADR	413,750	17,270
Baker Hughes Inc.	193,450	8,924
BG Group plc	515,099	8,754
Suncor Energy Inc.	243,990	7,195
Occidental Petroleum Corp.	75,870	6,770
Halliburton Co.	125,930	5,254
Encana Corp.	127,362	2,158
Petroleo Brasileiro SA ADR	148,800	1,997
		138,615
Financials (12.6%)
Wells Fargo & Co.	995,030	41,065
JPMorgan Chase & Co.	666,618	35,191
ACE Ltd.	237,630	21,263
Prudential Financial Inc.	289,240	21,123
PNC Financial Services
Group Inc.	254,330	18,546
BlackRock Inc.	55,590	14,278
Citigroup Inc.	231,870	11,123
US Bancorp	246,450	8,909
Marsh & McLennan
Cos. Inc.	198,270	7,915
Mitsubishi UFJ Financial
Group Inc.	1,267,230	7,826
Bank of America Corp.	602,730	7,751
MetLife Inc.	151,230	6,920
Morgan Stanley	241,470	5,899

			Market
			Value•
		Shares	($000)
*	American International
	Group Inc.	131,900	5,896
	UBS AG	319,061	5,408
	HSBC Holdings plc ADR	84,520	4,387
	State Street Corp.	63,480	4,140
	Standard Chartered plc	181,376	3,938
	Chubb Corp.	39,840	3,372
	Hartford Financial
	Services Group Inc.	91,970	2,844
			237,794
Health Care (11.0%)
	Merck & Co. Inc.	702,169	32,616
	Johnson & Johnson	273,890	23,516
	Pfizer Inc.	769,496	21,554
	Roche Holding AG	73,247	18,180
	Eli Lilly & Co.	357,600	17,565
	Medtronic Inc.	317,010	16,317
	Cardinal Health Inc.	332,950	15,715
	AstraZeneca plc ADR	296,770	14,037
	UnitedHealth Group Inc.	188,520	12,344
	Teva Pharmaceutical
	Industries Ltd. ADR	264,060	10,351
	Bristol-Myers Squibb Co.	213,770	9,553
	Zoetis Inc.	242,528	7,492
*	Gilead Sciences Inc.	87,900	4,501
*	Celgene Corp.	36,710	4,292
			208,033
Industrials (8.0%)
	General Electric Co.	785,220	18,209
	Honeywell International Inc.	212,030	16,822
	United Parcel Service Inc.
	Class B	184,930	15,993
	FedEx Corp.	130,550	12,870
	Eaton Corp. plc	180,700	11,892
	Raytheon Co.	152,570	10,088
	Union Pacific Corp.	64,720	9,985
	Boeing Co.	97,080	9,945
	United Technologies Corp.	104,400	9,703
	Deere & Co.	119,000	9,669
	Siemens AG	86,514	8,761
	Schneider Electric SA	102,210	7,423
	CSX Corp.	233,430	5,413
	General Dynamics Corp.	39,540	3,097
			149,870
Information Technology (9.0%)
	Microsoft Corp.	891,470	30,782
	International Business
	Machines Corp.	132,100	25,246
	Cisco Systems Inc.	805,980	19,593
	Intel Corp.	697,690	16,898
	Texas Instruments Inc.	431,830	15,058
	EMC Corp.	624,230	14,744
	Automatic Data
	Processing Inc.	141,060	9,713
*	eBay Inc.	174,470	9,024

		Market
		Value•
	Shares	($000)
Apple Inc.	22,280	8,825
Oracle Corp.	269,850	8,290
* Yahoo! Inc.	261,550	6,568
Accenture plc Class A	78,280	5,633
		170,374
Materials (1.8%)
Dow Chemical Co.	475,770	15,305
Air Products &
Chemicals Inc.	119,970	10,986
Goldcorp Inc.	116,980	2,893
BASF SE	31,922	2,847
ArcelorMittal	122,300	1,370
		33,401
Telecommunication Services (1.9%)
Verizon
Communications Inc.	594,300	29,917
Vodafone Group plc	1,982,196	5,680
		35,597
Utilities (2.5%)
NextEra Energy Inc.	195,250	15,909
Dominion Resources Inc.	251,150	14,270
Exelon Corp.	274,000	8,461
Edison International	114,130	5,497
Duke Energy Corp.	50,926	3,438
		47,575
Total Common Stocks
(Cost $906,574)		1,236,885

Vanguard Balanced Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (7.2%)
U.S. Government Securities (4.5%)
	United States Treasury Note/Bond	0.250%	10/31/14	7,900	7,902
	United States Treasury Note/Bond	0.250%	11/30/14	6,300	6,301
	United States Treasury Note/Bond	0.125%	12/31/14	7,300	7,286
	United States Treasury Note/Bond	0.250%	2/28/15	1,375	1,374
	United States Treasury Note/Bond	0.125%	4/30/15	21,625	21,540
	United States Treasury Note/Bond	0.250%	5/31/15	3,925	3,918
	United States Treasury Note/Bond	1.500%	6/30/16	8,210	8,406
	United States Treasury Note/Bond	0.875%	1/31/17	534	533
	United States Treasury Note/Bond	0.750%	10/31/17	7,500	7,356
	United States Treasury Note/Bond	1.000%	5/31/18	5,500	5,402
	United States Treasury Note/Bond	1.750%	5/15/23	1,000	936
	United States Treasury Note/Bond	3.125%	2/15/43	7,032	6,572
	United States Treasury Note/Bond	2.875%	5/15/43	8,300	7,355
					84,881
Conventional Mortgage-Backed Securities (2.5%)
[1,2]	Freddie Mac Gold Pool	4.000%	11/1/13–
			9/1/41	16	16
[1,2]	Freddie Mac Gold Pool	5.000%	3/1/28–
			8/1/41	17,151	18,374
[1,2]	Freddie Mac Gold Pool	5.500%	11/1/22–
			7/1/43	3,437	3,709
[2,3]	Ginnie Mae I Pool	4.000%	3/15/39–
			7/1/43	19,002	19,949
2	Ginnie Mae I Pool	7.000%	11/15/31–
			11/15/33	221	255
2	Ginnie Mae I Pool	8.000%	9/15/30	77	82
2	Ginnie Mae II Pool	4.500%	2/20/41–
			9/20/41	4,842	5,178
					47,563
Nonconventional Mortgage-Backed Securities (0.2%)
[1,2]	Fannie Mae REMICS	3.500%	4/25/31	245	241
[1,2]	Fannie Mae REMICS	4.000%	9/25/29–
			5/25/31	470	492
[1,2]	Freddie Mac REMICS	3.500%	3/15/31	145	143
[1,2]	Freddie Mac REMICS	4.000%	12/15/30–
			4/15/31	2,726	2,831
					3,707
Total U.S. Government and Agency Obligations
(Cost $137,236)					136,151
Asset-Backed/Commercial Mortgage-Backed Securities (0.6%)
2	Ally Master Owner Trust	2.150%	1/15/16	1,151	1,157
2	Ally Master Owner Trust Series 2012-5	1.540%	9/15/19	2,695	2,665
2	AmeriCredit Automobile
	Receivables Trust 2011-3	1.170%	1/8/16	195	196
[2,4]	Avis Budget Rental Car Funding
	AESOP LLC	2.090%	4/20/15	1,375	1,388
2	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	480	459
[2,4]	First Investors Auto Owner Trust	1.230%	3/15/19	515	512
[2,5]	Ford Credit Floorplan Master
	Owner Trust A	2.120%	2/15/16	520	525
[2,4]	Ford Credit Floorplan Master
	Owner Trust A Series2010-3	4.200%	2/15/17	890	940
2	Ford Credit Floorplan Master Owner
	Trust A Series2012-2	1.920%	1/15/19	772	786
[2,4]	Hertz Vehicle Financing LLC	2.200%	3/25/16	890	909
[2,4]	HLSS Servicer Advance Receivables
	Backed Notes	1.495%	1/16/46	195	196
[2,4]	HLSS Servicer Advance Receivables
	Backed Notes	2.289%	1/15/48	290	290
2	Santander Drive Auto Receivables
	Trust 2011-1	2.350%	11/16/15	245	247
[2,4]	Springleaf Mortgage Loan Trust	2.310%	6/25/58	220	218
Total Asset-Backed/Commercial Mortgage-Backed Securities
(Cost $10,467)					10,488

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
Corporate Bonds (20.9%)
Finance (8.1%)
	Banking (6.0%)
	American Express Centurion Bank	6.000%	9/13/17	500	574
	American Express Co.	1.550%	5/22/18	1,635	1,586
	American Express Credit Corp.	2.750%	9/15/15	100	104
	American Express Credit Corp.	2.375%	3/24/17	1,920	1,956
	Bank of America Corp.	6.000%	9/1/17	1,010	1,131
	Bank of America Corp.	5.750%	12/1/17	500	554
	Bank of America Corp.	5.875%	1/5/21	3,000	3,365
	Bank of America Corp.	5.875%	2/7/42	260	290
	Bank of America NA	5.300%	3/15/17	2,000	2,166
	Bank of Montreal	2.500%	1/11/17	2,030	2,079
	Bank of New York Mellon Corp.	4.950%	3/15/15	1,345	1,433
	Bank of Nova Scotia	3.400%	1/22/15	2,100	2,184
	Barclays Bank plc	2.375%	1/13/14	2,100	2,120
	Barclays Bank plc	5.125%	1/8/20	400	442
	BB&T Corp.	4.900%	6/30/17	1,000	1,086
	Bear Stearns Cos. LLC	6.400%	10/2/17	235	269
	Bear Stearns Cos. LLC	7.250%	2/1/18	425	504
	BNY Mellon NA	4.750%	12/15/14	250	263
	Canadian Imperial Bank of Commerce	2.350%	12/11/15	1,400	1,451
	Capital One Financial Corp.	2.150%	3/23/15	670	680
	Capital One Financial Corp.	3.150%	7/15/16	300	312
	Capital One Financial Corp.	4.750%	7/15/21	400	421
	Citigroup Inc.	4.587%	12/15/15	570	608
	Citigroup Inc.	3.953%	6/15/16	826	870
	Citigroup Inc.	4.450%	1/10/17	1,305	1,397
	Citigroup Inc.	6.125%	11/21/17	2,320	2,631
	Citigroup Inc.	1.750%	5/1/18	500	477
	Citigroup Inc.	6.125%	5/15/18	255	291
	Citigroup Inc.	5.375%	8/9/20	525	578
	Citigroup Inc.	4.500%	1/14/22	500	522
	Citigroup Inc.	6.625%	6/15/32	2,000	2,051
	Citigroup Inc.	6.125%	8/25/36	1,000	977
	Citigroup Inc.	8.125%	7/15/39	180	238
	Citigroup Inc.	5.875%	1/30/42	35	39
4	Cooperatieve Centrale Raiffeisen-
	Boerenleenbank BA	3.200%	3/11/15	1,300	1,342
4	Credit Agricole SA	3.500%	4/13/15	1,255	1,296
	Credit Suisse	2.200%	1/14/14	1,220	1,231
	Deutsche Bank Financial LLC	5.375%	3/2/15	1,963	2,076
	Goldman Sachs Group Inc.	5.350%	1/15/16	1,500	1,625
	Goldman Sachs Group Inc.	5.625%	1/15/17	1,000	1,083
	Goldman Sachs Group Inc.	5.950%	1/18/18	1,325	1,479
	Goldman Sachs Group Inc.	5.250%	7/27/21	165	176
	Goldman Sachs Group Inc.	5.750%	1/24/22	360	397
	Goldman Sachs Group Inc.	3.625%	1/22/23	1,930	1,841
	Goldman Sachs Group Inc.	6.450%	5/1/36	2,000	2,014
	Goldman Sachs Group Inc.	6.750%	10/1/37	1,360	1,391
	Goldman Sachs Group Inc.	6.250%	2/1/41	670	761
4	HSBC Bank plc	2.000%	1/19/14	180	181
4	HSBC Bank plc	3.500%	6/28/15	500	524
4	HSBC Bank plc	4.750%	1/19/21	1,700	1,853
	HSBC Bank USA NA	4.625%	4/1/14	1,290	1,327
	HSBC Holdings plc	4.000%	3/30/22	1,595	1,620
	HSBC Holdings plc	6.500%	5/2/36	1,000	1,111
	HSBC Holdings plc	6.100%	1/14/42	375	438
	HSBC USA Inc.	1.625%	1/16/18	1,005	981
4	ING Bank NV	2.000%	10/18/13	1,000	1,003
4	ING Bank NV	3.750%	3/7/17	600	626
	JPMorgan Chase & Co.	5.125%	9/15/14	580	606
	JPMorgan Chase & Co.	3.700%	1/20/15	500	517
	JPMorgan Chase & Co.	6.000%	1/15/18	1,500	1,707
	JPMorgan Chase & Co.	6.300%	4/23/19	465	539
	JPMorgan Chase & Co.	4.950%	3/25/20	1,000	1,091
	JPMorgan Chase & Co.	4.350%	8/15/21	1,012	1,045
	JPMorgan Chase & Co.	3.250%	9/23/22	970	916

Vanguard Balanced Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	JPMorgan Chase & Co.	3.375%	5/1/23	385	358
	JPMorgan Chase & Co.	5.600%	7/15/41	2,400	2,585
	JPMorgan Chase & Co.	5.400%	1/6/42	750	787
	Merrill Lynch & Co. Inc.	6.050%	5/16/16	2,000	2,163
	Merrill Lynch & Co. Inc.	6.875%	4/25/18	1,250	1,437
	Morgan Stanley	6.750%	10/15/13	1,000	1,017
	Morgan Stanley	6.000%	5/13/14	373	388
	Morgan Stanley	6.000%	4/28/15	1,000	1,072
	Morgan Stanley	3.800%	4/29/16	255	264
	Morgan Stanley	5.450%	1/9/17	1,000	1,078
	Morgan Stanley	2.125%	4/25/18	1,000	956
	Morgan Stanley	5.625%	9/23/19	200	215
	Morgan Stanley	5.750%	1/25/21	1,740	1,888
	Morgan Stanley	6.250%	8/9/26	3,000	3,295
	National City Corp.	6.875%	5/15/19	1,000	1,201
4	Nordea Bank AB	2.125%	1/14/14	1,010	1,018
4	Nordea Bank AB	3.700%	11/13/14	570	591
	Northern Trust Corp.	3.450%	11/4/20	255	262
	Paribas	6.950%	7/22/13	2,000	2,006
	PNC Bank NA	4.875%	9/21/17	1,500	1,650
2	PNC Financial Services Group Inc.	4.494%	5/29/49	1,300	1,287
4	Standard Chartered plc	3.850%	4/27/15	380	398
	State Street Corp.	5.375%	4/30/17	2,775	3,132
4	Svenska Handelsbanken AB	4.875%	6/10/14	1,400	1,449
	Svenska Handelsbanken AB	2.875%	4/4/17	1,000	1,035
	UBS AG	3.875%	1/15/15	582	607
	UBS AG	5.875%	7/15/16	1,500	1,654
	UBS AG	4.875%	8/4/20	300	331
	US Bancorp	2.875%	11/20/14	800	824
	US Bancorp	1.650%	5/15/17	600	597
	US Bank NA	6.300%	2/4/14	1,000	1,034
	Wachovia Bank NA	6.600%	1/15/38	2,000	2,430
	Wachovia Corp.	5.250%	8/1/14	1,160	1,212
	Wachovia Corp.	7.500%	4/15/35	1,000	1,204
	Wells Fargo & Co.	3.625%	4/15/15	925	969
	Wells Fargo & Co.	5.625%	12/11/17	820	935
	Wells Fargo & Co.	3.500%	3/8/22	840	850
	Wells Fargo & Co.	3.450%	2/13/23	930	885

	Brokerage (0.0%)
	Ameriprise Financial Inc.	5.300%	3/15/20	305	347

	Finance Companies (0.6%)
	General Electric Capital Corp.	4.625%	1/7/21	1,120	1,196
	General Electric Capital Corp.	5.300%	2/11/21	795	866
	General Electric Capital Corp.	3.150%	9/7/22	2,176	2,055
	General Electric Capital Corp.	3.100%	1/9/23	455	429
	General Electric Capital Corp.	6.750%	3/15/32	1,000	1,202
	General Electric Capital Corp.	6.150%	8/7/37	1,755	2,001
	General Electric Capital Corp.	5.875%	1/14/38	1,547	1,704
	General Electric Capital Corp.	6.875%	1/10/39	600	741

	Insurance (1.2%)
	ACE INA Holdings Inc.	2.600%	11/23/15	600	624
	ACE INA Holdings Inc.	5.800%	3/15/18	1,295	1,510
	Aetna Inc.	1.750%	5/15/17	60	59
	Aetna Inc.	6.500%	9/15/18	335	397
	Allstate Corp.	5.000%	8/15/14	1,000	1,047
2	Allstate Corp.	6.125%	5/15/67	1,000	1,070
	Loews Corp.	2.625%	5/15/23	565	512
[2,4]	Massachusetts Mutual Life
	Insurance Co.	7.625%	11/15/23	2,000	2,450
	MetLife Inc.	4.125%	8/13/42	145	129
4	Metropolitan Life Global Funding I	5.125%	6/10/14	1,000	1,042
4	Metropolitan Life Global Funding I	1.500%	1/10/18	1,480	1,437
4	Metropolitan Life Global Funding I	1.875%	6/22/18	950	932
4	New York Life Global Funding	1.650%	5/15/17	600	595
4	New York Life Insurance Co.	5.875%	5/15/33	2,100	2,335
	Prudential Financial Inc.	4.750%	4/1/14	2,300	2,369
	Prudential Financial Inc.	3.000%	5/12/16	450	468
4	QBE Insurance Group Ltd.	2.400%	5/1/18	235	229

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	UnitedHealth Group Inc.	6.000%	6/15/17	500	579
	UnitedHealth Group Inc.	6.000%	2/15/18	700	821
	UnitedHealth Group Inc.	3.875%	10/15/20	601	630
	UnitedHealth Group Inc.	2.875%	3/15/23	400	376
	UnitedHealth Group Inc.	4.250%	3/15/43	1,600	1,464
	WellPoint Inc.	3.125%	5/15/22	1,610	1,545
	WellPoint Inc.	3.300%	1/15/23	226	215

	Real Estate Investment Trusts (0.3%)
	Duke Realty LP	6.500%	1/15/18	225	259
	HCP Inc.	3.750%	2/1/16	210	221
	Simon Property Group LP	5.100%	6/15/15	1,000	1,081
	Simon Property Group LP	6.100%	5/1/16	1,800	2,019
4	WEA Finance LLC	7.125%	4/15/18	1,000	1,199
					151,665
Industrial (10.7%)
	Basic Industry (0.3%)
4	Barrick Gold Corp.	4.100%	5/1/23	325	274
	EI du Pont de Nemours & Co.	2.750%	4/1/16	1,400	1,467
	Rio Tinto Finance USA Ltd.	6.500%	7/15/18	1,500	1,771
	Rio Tinto Finance USA plc	1.375%	6/17/16	450	447
	Rio Tinto Finance USA plc	2.250%	12/14/18	450	437
	Rio Tinto Finance USA plc	3.500%	3/22/22	1,300	1,244

	Capital Goods (0.7%)
	Caterpillar Financial Services Corp.	2.625%	3/1/23	2,000	1,866
	Caterpillar Inc.	3.900%	5/27/21	1,170	1,226
	Caterpillar Inc.	2.600%	6/26/22	705	672
	General Dynamics Corp.	3.875%	7/15/21	355	372
	General Electric Co.	4.125%	10/9/42	320	297
	Honeywell International Inc.	4.250%	3/1/21	1,002	1,097
	John Deere Capital Corp.	2.250%	4/17/19	1,465	1,458
	John Deere Capital Corp.	1.700%	1/15/20	520	492
4	Siemens Financieringsmaatschappij NV	5.750%	10/17/16	2,225	2,540
	United Technologies Corp.	4.875%	5/1/15	220	237
	United Technologies Corp.	1.800%	6/1/17	155	156
	United Technologies Corp.	3.100%	6/1/22	535	528
	United Technologies Corp.	7.500%	9/15/29	770	1,068
	United Technologies Corp.	6.050%	6/1/36	675	818
	United Technologies Corp.	4.500%	6/1/42	325	321

	Communication (2.2%)
	America Movil SAB de CV	3.125%	7/16/22	1,680	1,565
	America Movil SAB de CV	4.375%	7/16/42	530	452
4	American Tower Trust I	1.551%	3/15/18	380	373
	AT&T Inc.	5.100%	9/15/14	500	525
	AT&T Inc.	1.400%	12/1/17	1,400	1,365
	AT&T Inc.	5.600%	5/15/18	1,000	1,155
	AT&T Inc.	6.450%	6/15/34	1,595	1,824
	AT&T Inc.	6.800%	5/15/36	500	587
	AT&T Inc.	6.550%	2/15/39	200	230
	BellSouth Corp.	6.550%	6/15/34	2,975	3,275
	BellSouth Telecommunications Inc.	7.000%	12/1/95	1,000	1,080
	CBS Corp.	4.300%	2/15/21	675	700
	CBS Corp.	3.375%	3/1/22	395	379
	Comcast Corp.	5.700%	5/15/18	500	581
	Comcast Corp.	2.850%	1/15/23	240	228
	Comcast Corp.	4.250%	1/15/33	1,032	988
	Comcast Corp.	5.650%	6/15/35	110	122
	Comcast Corp.	6.500%	11/15/35	115	137
	Comcast Corp.	6.400%	5/15/38	120	143
	Comcast Corp.	4.650%	7/15/42	1,035	1,001
	Comcast Corp.	4.500%	1/15/43	500	479
4	COX Communications Inc.	4.700%	12/15/42	145	130
4	COX Communications Inc.	4.500%	6/30/43	820	708
4	Deutsche Telekom International
	Finance BV	2.250%	3/6/17	400	402
4	Deutsche Telekom International
	Finance BV	4.875%	3/6/42	705	685
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	3.125%	2/15/16	210	218

Vanguard Balanced Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	3.500%	3/1/16	800	840
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	1.750%	1/15/18	500	482
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	5.200%	3/15/20	500	538
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	4.600%	2/15/21	100	103
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	6.000%	8/15/40	200	200
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	6.375%	3/1/41	700	732
	Discovery Communications LLC	5.625%	8/15/19	80	92
	Discovery Communications LLC	5.050%	6/1/20	420	466
	Discovery Communications LLC	3.250%	4/1/23	125	118
	Discovery Communications LLC	4.950%	5/15/42	105	99
	Discovery Communications LLC	4.875%	4/1/43	220	207
	France Telecom SA	4.125%	9/14/21	1,300	1,309
	Grupo Televisa SAB	6.625%	1/15/40	630	698
4	NBCUniversal Enterprise Inc.	1.662%	4/15/18	1,420	1,388
4	NBCUniversal Enterprise Inc.	1.974%	4/15/19	2,530	2,446
	NBCUniversal Media LLC	4.375%	4/1/21	600	648
	News America Inc.	4.500%	2/15/21	375	401
	News America Inc.	6.150%	2/15/41	800	889
4	SBA Tower Trust	2.933%	12/15/17	840	844
	Telefonica Emisiones SAU	3.992%	2/16/16	535	551
	Time Warner Cable Inc.	5.850%	5/1/17	1,030	1,139
	Verizon Communications Inc.	5.500%	2/15/18	1,225	1,396
	Verizon Communications Inc.	3.500%	11/1/21	1,040	1,045
	Verizon Communications Inc.	7.750%	12/1/30	1,590	2,082
	Verizon Communications Inc.	5.850%	9/15/35	475	518
	Verizon Communications Inc.	6.900%	4/15/38	290	355
	Verizon Communications Inc.	4.750%	11/1/41	290	275
	Vodafone Group plc	5.000%	12/16/13	1,000	1,020
	Vodafone Group plc	2.875%	3/16/16	1,100	1,138
	Vodafone Group plc	2.500%	9/26/22	1,065	948

	Consumer Cyclical (1.9%)
	Amazon.com Inc.	2.500%	11/29/22	885	803
4	American Honda Finance Corp.	1.500%	9/11/17	490	482
4	American Honda Finance Corp.	1.600%	2/16/18	810	796
	AutoZone Inc.	3.700%	4/15/22	1,121	1,095
	AutoZone Inc.	3.125%	7/15/23	600	560
	CVS Caremark Corp.	4.875%	9/15/14	800	840
	CVS Caremark Corp.	5.750%	6/1/17	285	327
	CVS Caremark Corp.	2.750%	12/1/22	1,200	1,125
	Daimler Finance North America LLC	6.500%	11/15/13	540	552
4	Daimler Finance North America LLC	2.250%	7/31/19	1,575	1,531
	Daimler Finance North America LLC	8.500%	1/18/31	1,000	1,431
	eBay Inc.	1.350%	7/15/17	325	320
	eBay Inc.	2.600%	7/15/22	520	483
	Home Depot Inc.	3.950%	9/15/20	600	651
	Home Depot Inc.	2.700%	4/1/23	720	681
4	Hyundai Capital America	1.625%	10/2/15	375	374
	Lowe’s Cos. Inc.	6.875%	2/15/28	710	882
	Lowe’s Cos. Inc.	6.500%	3/15/29	1,000	1,191
	McDonald’s Corp.	1.875%	5/29/19	435	427
	McDonald’s Corp.	2.625%	1/15/22	195	187
4	Nissan Motor Acceptance Corp.	1.950%	9/12/17	1,186	1,168
4	Nissan Motor Acceptance Corp.	1.800%	3/15/18	1,100	1,074
	PACCAR Financial Corp.	1.600%	3/15/17	1,002	996
	Target Corp.	2.900%	1/15/22	1,200	1,175
	Time Warner Inc.	4.875%	3/15/20	700	763
	Time Warner Inc.	4.750%	3/29/21	350	375
	Time Warner Inc.	6.500%	11/15/36	620	702
	Toyota Motor Credit Corp.	2.800%	1/11/16	1,105	1,151
	Toyota Motor Credit Corp.	1.750%	5/22/17	1,200	1,192
	Toyota Motor Credit Corp.	1.250%	10/5/17	900	873
	Viacom Inc.	3.250%	3/15/23	545	510
	Viacom Inc.	4.875%	6/15/43	715	659
4	Volkswagen International Finance NV	1.625%	3/22/15	2,100	2,120

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Wal-Mart Stores Inc.	3.250%	10/25/20	742	767
	Wal-Mart Stores Inc.	4.250%	4/15/21	1,000	1,092
	Wal-Mart Stores Inc.	2.550%	4/11/23	2,050	1,928
	Wal-Mart Stores Inc.	5.625%	4/15/41	2,290	2,652
	Walt Disney Co.	5.625%	9/15/16	1,000	1,139

	Consumer Noncyclical (3.6%)
4	AbbVie Inc.	1.750%	11/6/17	775	760
4	AbbVie Inc.	2.000%	11/6/18	995	968
	Altria Group Inc.	4.750%	5/5/21	590	632
	Altria Group Inc.	2.850%	8/9/22	500	460
	Altria Group Inc.	4.500%	5/2/43	1,300	1,166
	Amgen Inc.	2.300%	6/15/16	635	654
	Amgen Inc.	5.150%	11/15/41	900	907
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	200	231
	Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	2,000	2,168
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	2,080	1,936
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	125	108
	AstraZeneca plc	1.950%	9/18/19	1,100	1,075
	AstraZeneca plc	6.450%	9/15/37	615	751
4	BAT International Finance plc	3.250%	6/7/22	1,480	1,465
	Baxter International Inc.	5.900%	9/1/16	502	577
	Cardinal Health Inc.	1.700%	3/15/18	75	73
	Cardinal Health Inc.	3.200%	3/15/23	315	295
4	Cargill Inc.	4.307%	5/14/21	2,092	2,217
4	Cargill Inc.	6.875%	5/1/28	645	756
4	Cargill Inc.	6.125%	4/19/34	1,270	1,468
	Catholic Health Initiatives Colorado GO	1.600%	11/1/17	55	54
2	Catholic Health Initiatives Colorado GO	4.350%	11/1/42	1,046	966
	Coca-Cola Co.	5.350%	11/15/17	1,500	1,724
	Coca-Cola Co.	3.300%	9/1/21	300	307
	Coca-Cola Enterprises Inc.	3.500%	9/15/20	500	506
	Coca-Cola HBC Finance BV	5.125%	9/17/13	1,000	1,007
	Coca-Cola HBC Finance BV	5.500%	9/17/15	700	757
	Colgate-Palmolive Co.	7.600%	5/19/25	480	646
	ConAgra Foods Inc.	1.900%	1/25/18	235	232
	ConAgra Foods Inc.	3.200%	1/25/23	190	182
	Diageo Capital plc	2.625%	4/29/23	1,230	1,143
	Diageo Investment Corp.	2.875%	5/11/22	525	505
	Dr Pepper Snapple Group Inc.	2.900%	1/15/16	246	256
	Dr Pepper Snapple Group Inc.	2.000%	1/15/20	195	185
	Dr Pepper Snapple Group Inc.	2.700%	11/15/22	195	182
	Express Scripts Holding Co.	2.650%	2/15/17	1,072	1,091
	Express Scripts Holding Co.	4.750%	11/15/21	250	267
	General Mills Inc.	4.150%	2/15/43	520	486
	GlaxoSmithKline Capital Inc.	2.800%	3/18/23	445	422
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	2,000	2,217
	GlaxoSmithKline Capital plc	1.500%	5/8/17	560	556
4	Heineken NV	1.400%	10/1/17	205	199
4	Heineken NV	2.750%	4/1/23	660	607
4	Heineken NV	4.000%	10/1/42	35	30
	Hershey Co.	4.850%	8/15/15	380	412
	Johnson & Johnson	5.150%	7/15/18	500	578
	Kaiser Foundation Hospitals	3.500%	4/1/22	330	327
	Kaiser Foundation Hospitals	4.875%	4/1/42	340	340
	Kellogg Co.	4.000%	12/15/20	1,400	1,473
	Kraft Foods Group Inc.	2.250%	6/5/17	295	298
	Kraft Foods Group Inc.	3.500%	6/6/22	985	979
	Kraft Foods Group Inc.	5.000%	6/4/42	320	321
	McKesson Corp.	3.250%	3/1/16	175	185
	McKesson Corp.	2.700%	12/15/22	195	182
	McKesson Corp.	2.850%	3/15/23	190	179
	Medtronic Inc.	4.750%	9/15/15	1,000	1,084
	Medtronic Inc.	1.375%	4/1/18	225	218
	Memorial Sloan-Kettering Cancer
	Center New York GO	4.125%	7/1/52	275	250
	Merck & Co. Inc.	1.300%	5/18/18	1,030	1,000
	Merck & Co. Inc.	2.800%	5/18/23	1,175	1,111
	Merck & Co. Inc.	4.150%	5/18/43	760	728
	Molson Coors Brewing Co.	2.000%	5/1/17	31	31
	Molson Coors Brewing Co.	3.500%	5/1/22	490	485

Vanguard Balanced Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Molson Coors Brewing Co.	5.000%	5/1/42	370	357
	Mondelez International Inc.	5.375%	2/10/20	1,000	1,119
	Partners Healthcare System
	Massachusetts GO	3.443%	7/1/21	50	50
	Pepsi Bottling Group Inc.	7.000%	3/1/29	500	644
	PepsiCo Inc.	3.100%	1/15/15	400	415
	PepsiCo Inc.	3.125%	11/1/20	330	337
	PepsiCo Inc.	2.750%	3/5/22	670	641
	PepsiCo Inc.	2.750%	3/1/23	500	474
	PepsiCo Inc.	4.000%	3/5/42	845	768
	Pfizer Inc.	6.200%	3/15/19	1,400	1,689
	Pfizer Inc.	3.000%	6/15/23	1,200	1,165
	Philip Morris International Inc.	4.500%	3/26/20	250	277
	Philip Morris International Inc.	4.125%	5/17/21	1,025	1,081
	Philip Morris International Inc.	2.500%	8/22/22	575	529
	Philip Morris International Inc.	2.625%	3/6/23	1,000	926
2	Procter & Gamble - Esop	9.360%	1/1/21	1,402	1,821
4	Roche Holdings Inc.	6.000%	3/1/19	750	899
4	SABMiller Holdings Inc.	2.450%	1/15/17	400	408
4	SABMiller plc	6.500%	7/1/16	1,500	1,719
	Sanofi	4.000%	3/29/21	1,130	1,204
	St. Jude Medical Inc.	2.500%	1/15/16	666	685
4	Tesco plc	5.500%	11/15/17	1,500	1,697
	Thermo Fisher Scientific Inc.	3.250%	11/20/14	235	242
	Thermo Fisher Scientific Inc.	3.200%	5/1/15	265	274
	Thermo Fisher Scientific Inc.	3.200%	3/1/16	260	270
	Thermo Fisher Scientific Inc.	1.850%	1/15/18	530	516
	Unilever Capital Corp.	4.250%	2/10/21	2,805	3,045
4	Zoetis Inc.	3.250%	2/1/23	90	86
4	Zoetis Inc.	4.700%	2/1/43	105	99

	Energy (0.8%)
	Apache Finance Canada Corp.	7.750%	12/15/29	400	524
	BP Capital Markets plc	3.125%	10/1/15	400	419
	BP Capital Markets plc	3.200%	3/11/16	900	946
	BP Capital Markets plc	1.846%	5/5/17	650	651
	BP Capital Markets plc	4.750%	3/10/19	795	887
	BP Capital Markets plc	4.500%	10/1/20	400	434
	BP Capital Markets plc	3.245%	5/6/22	650	629
	Chevron Corp.	3.191%	6/24/23	1,235	1,231
	ConocoPhillips	5.200%	5/15/18	1,500	1,712
	EOG Resources Inc.	5.625%	6/1/19	425	497
4	Motiva Enterprises LLC	5.750%	1/15/20	125	144
	Occidental Petroleum Corp.	4.100%	2/1/21	1,120	1,181
	Occidental Petroleum Corp.	2.700%	2/15/23	500	462
4	Schlumberger Investment SA	2.400%	8/1/22	630	586
	Shell International Finance BV	3.250%	9/22/15	740	780
	Shell International Finance BV	4.375%	3/25/20	1,000	1,107
	Shell International Finance BV	2.250%	1/6/23	850	779
	Suncor Energy Inc.	5.950%	12/1/34	500	541
	Total Capital International SA	1.550%	6/28/17	1,365	1,350
	Total Capital International SA	2.700%	1/25/23	810	759

	Other Industrial (0.1%)
4	Hutchison Whampoa
	International 11 Ltd.	3.500%	1/13/17	305	315
2	Johns Hopkins University
	Maryland GO	4.083%	7/1/53	690	656

	Technology (0.6%)
	Apple Inc.	2.400%	5/3/23	1,210	1,122
	Apple Inc.	3.850%	5/4/43	430	382
	Cisco Systems Inc.	4.450%	1/15/20	1,000	1,108
	EMC Corp.	1.875%	6/1/18	500	494
	EMC Corp.	2.650%	6/1/20	500	495
	EMC Corp.	3.375%	6/1/23	500	490
	Hewlett-Packard Co.	5.500%	3/1/18	865	959
	Hewlett-Packard Co.	3.750%	12/1/20	1,000	972
	Hewlett-Packard Co.	4.300%	6/1/21	1,600	1,575
	International Business Machines Corp.	2.000%	1/5/16	425	436

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	International Business Machines Corp.	1.950%	7/22/16	430	441
	International Business Machines Corp.	1.250%	2/6/17	250	247
	International Business Machines Corp.	5.875%	11/29/32	2,000	2,423
	Microsoft Corp.	4.000%	2/8/21	500	542
	Oracle Corp.	6.125%	7/8/39	350	423

	Transportation (0.5%)
2	Continental Airlines 2007-1 Class A
	Pass Through Trust	5.983%	4/19/22	825	886
4	ERAC USA Finance LLC	5.900%	11/15/15	500	549
4	ERAC USA Finance LLC	2.750%	3/15/17	205	208
4	ERAC USA Finance LLC	4.500%	8/16/21	325	340
4	ERAC USA Finance LLC	3.300%	10/15/22	40	38
4	ERAC USA Finance LLC	7.000%	10/15/37	1,000	1,195
2	Federal Express Corp. 1998 Pass
	Through Trust	6.720%	1/15/22	1,104	1,311
	FedEx Corp.	2.625%	8/1/22	130	121
	FedEx Corp.	2.700%	4/15/23	255	236
	FedEx Corp.	3.875%	8/1/42	120	103
4	Kansas City Southern de
	Mexico SA de CV	2.350%	5/15/20	110	105
	Norfolk Southern Corp.	7.700%	5/15/17	1,500	1,815
	Southwest Airlines Co.	5.750%	12/15/16	1,500	1,664
2	Southwest Airlines Co. 2007-1
	Pass Through Trust	6.150%	2/1/24	442	514
	United Parcel Service Inc.	1.125%	10/1/17	105	103
	United Parcel Service Inc.	2.450%	10/1/22	425	401
	United Parcel Service Inc.	4.875%	11/15/40	460	485
					201,746
Utilities (2.1%)
	Electric (1.8%)
	Alabama Power Co.	5.550%	2/1/17	585	658
	Ameren Illinois Co.	6.125%	12/15/28	1,000	1,175
	Commonwealth Edison Co.	5.950%	8/15/16	770	876
	Connecticut Light & Power Co.	5.650%	5/1/18	465	542
	Consolidated Edison Co. of
	New York Inc.	5.500%	9/15/16	700	789
	Consolidated Edison Co. of
	New York Inc.	5.300%	12/1/16	890	1,003
	Dominion Resources Inc.	5.200%	8/15/19	750	851
	Duke Energy Carolinas LLC	5.250%	1/15/18	275	314
	Duke Energy Carolinas LLC	5.100%	4/15/18	590	669
	Duke Energy Carolinas LLC	3.900%	6/15/21	1,090	1,154
	Duke Energy Florida Inc.	6.350%	9/15/37	200	245
	Duke Energy Progress Inc.	6.300%	4/1/38	365	451
4	Enel Finance International NV	6.800%	9/15/37	1,025	1,024
	Florida Power & Light Co.	5.650%	2/1/35	1,000	1,176
	Florida Power & Light Co.	4.950%	6/1/35	1,000	1,087
	Florida Power & Light Co.	5.950%	2/1/38	785	950
	Georgia Power Co.	5.400%	6/1/18	1,165	1,342
	Georgia Power Co.	4.300%	3/15/42	755	696
	MidAmerican Energy Holdings Co.	6.125%	4/1/36	1,000	1,137
	National Rural Utilities Cooperative
	Finance Corp.	5.450%	2/1/18	1,500	1,730
	Northern States Power Co.	6.250%	6/1/36	2,000	2,477
	NSTAR LLC	4.500%	11/15/19	90	100
	Pacific Gas & Electric Co.	4.250%	5/15/21	300	321
	PacifiCorp	6.250%	10/15/37	2,000	2,449
	Peco Energy Co.	5.350%	3/1/18	565	646
	Potomac Electric Power Co.	6.500%	11/15/37	750	951
	PPL Energy Supply LLC	6.200%	5/15/16	453	504
	Public Service Electric & Gas Co.	5.300%	5/1/18	1,900	2,184
	San Diego Gas & Electric Co.	6.000%	6/1/26	600	736
	South Carolina Electric & Gas Co.	6.050%	1/15/38	1,000	1,179
	Southern California Edison Co.	6.000%	1/15/34	1,000	1,210
	Southern California Edison Co.	5.550%	1/15/37	2,250	2,590
	Virginia Electric & Power Co.	2.750%	3/15/23	690	658
	Wisconsin Electric Power Co.	5.700%	12/1/36	690	813

Vanguard Balanced Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Natural Gas (0.2%)
	AGL Capital Corp.	6.375%	7/15/16	775	888
4	DCP Midstream LLC	6.450%	11/3/36	935	1,002
	National Grid plc	6.300%	8/1/16	1,000	1,129
	TransCanada PipeLines Ltd.	3.800%	10/1/20	1,220	1,285

	Other Utility (0.1%)
	UGI Utilities Inc.	5.753%	9/30/16	1,170	1,324
					40,315
Total Corporate Bonds (Cost $374,375)					393,726
Sovereign Bonds (U.S. Dollar-Denominated) (0.6%)
4	Abu Dhabi National Energy Co.	5.875%	10/27/16	595	659
4	CDP Financial Inc.	4.400%	11/25/19	1,000	1,110
4	Electricite de France SA	4.600%	1/27/20	1,200	1,303
4	Gazprom Neft OAO Via GPN
	Capital SA	4.375%	9/19/22	550	497
	International Bank for Reconstruction
	& Development	4.750%	2/15/35	2,000	2,310
	Japan Finance Organization for
	Municipalities	4.625%	4/21/15	500	535
	Oesterreichische Kontrollbank AG	4.500%	3/9/15	1,500	1,599
	Province of Ontario	4.500%	2/3/15	705	749
	Quebec	5.125%	11/14/16	1,000	1,136
4	Ras Laffan Liquefied Natural
	Gas Co. Ltd. III	5.500%	9/30/14	405	422
4	Temasek Financial I Ltd.	2.375%	1/23/23	1,130	1,001
Total Sovereign Bonds (Cost $10,551)					11,321
Taxable Municipal Bonds (1.5%)
	Atlanta GA Downtown Development
	Authority Revenue	6.875%	2/1/21	440	512
	Bay Area Toll Authority California
	Toll Bridge Revenue (San Francisco
	Bay Area)	6.263%	4/1/49	1,000	1,176
	California GO	5.700%	11/1/21	265	310
	California GO	7.550%	4/1/39	435	582
	California GO	7.300%	10/1/39	125	162
	California GO	7.600%	11/1/40	660	891
	Chicago IL Metropolitan Water
	Reclamation District GO	5.720%	12/1/38	215	252
	Chicago IL O’Hare International
	Airport Revenue	6.845%	1/1/38	530	586
	Chicago IL O’Hare International
	Airport Revenue	6.395%	1/1/40	225	266
	Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	750	913
	Georgia Municipal Electric Power
	Authority Revenue	6.637%	4/1/57	696	766
	Houston TX GO	6.290%	3/1/32	600	693
	Illinois GO	5.100%	6/1/33	95	90
	Illinois Toll Highway Authority Revenue	6.184%	1/1/34	750	888
6	Kansas Development Finance
	Authority Revenue (Public Employees
	Retirement System)	5.501%	5/1/34	2,000	2,148
	Los Angeles CA Department of
	Water & Power Revenue	6.008%	7/1/39	455	525
	Los Angeles CA Unified School
	District GO	5.750%	7/1/34	1,400	1,528
	Maryland Transportation Authority
	Facilities Projects Revenue	5.888%	7/1/43	545	624

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
Massachusetts School Building
Authority Dedicated Sales
Tax Revenue	5.715%	8/15/39	1,000	1,152
New Jersey Turnpike
Authority Revenue	7.414%	1/1/40	410	548
New Jersey Turnpike
Authority Revenue	7.102%	1/1/41	600	775
New York City NY Municipal Water
Finance Authority Water & Sewer
System Revenue	5.790%	6/15/41	115	129
New York Metropolitan Transportation
Authority Revenue
(Dedicated Tax Fund)	7.336%	11/15/39	325	441
New York Metropolitan Transportation
Authority Revenue
(Dedicated Tax Fund)	6.089%	11/15/40	165	189
North Texas Tollway Authority
System Revenue	6.718%	1/1/49	1,555	1,902
Oregon Department of Transportation
Highway User Tax Revenue	5.834%	11/15/34	655	777
Oregon GO	5.902%	8/1/38	490	539
6 Oregon School Boards Association GO	5.528%	6/30/28	2,000	2,189
Port Authority of New York &
New Jersey Revenue	5.859%	12/1/24	325	377
Port Authority of New York &
New Jersey Revenue	6.040%	12/1/29	265	312
Port Authority of New York &
New Jersey Revenue	4.458%	10/1/62	1,300	1,179
President & Fellows of Harvard
College Massachusetts GO	6.300%	10/1/37	2,000	2,247
San Antonio TX Electric & Gas
Systems Revenue	5.985%	2/1/39	305	360
University of California Regents
Medical Center Revenue	6.548%	5/15/48	80	96
University of California Regents
Medical Center Revenue	6.583%	5/15/49	625	743
University of California Revenue	5.770%	5/15/43	1,010	1,111
Total Taxable Municipal Bonds (Cost $25,321)				27,978
Temporary Cash Investment (3.3%)
Repurchase Agreement (3.3%)
Credit Suisse Securities (USA), LLC
(Dated 6/28/13, Repurchase Value
$62,501,000, collateralized by U.S.
Treasury Note/Bond 0.125%–6.375%,
8/31/13–8/15/27,with a value of
$63,751,000) (Cost $62,500)	0.100%	7/1/13	62,500	62,500
Total Investments (99.8%) (Cost $1,527,024)				1,879,049
Other Assets and Liabilities (0.2%)
Other Assets[7]				20,106
Liabilities				(15,781)
				4,325
Net Assets (100%)
Applicable to 87,707,900 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				1,883,374
Net Asset Value Per Share				$21.47

Vanguard Balanced Portfolio

At June 30, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	1,450,360
Undistributed Net Investment Income	21,529
Accumulated Net Realized Gains	59,271
Unrealized Appreciation (Depreciation)
Investment Securities	352,025
Futures Contracts	219
Swap Contracts	(20)
Foreign Currencies	(10)
Net Assets	1,883,374

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Includes securities purchased on a when-issued or delayed-delivery basis for which the portfolio has not taken delivery as of June 30, 2013.
4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2013, the aggregate value of these securities was $66,164,000, representing 3.5% of net assets.
5 Adjustable-rate security.
6 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
7 Cash of $88,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GO—General Obligation Bond.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Balanced Portfolio

Statement of Operations

Six Months Ended
June 30, 2013
($000)
Investment Income
Income
Dividends[1]	16,527
Interest	9,799
Securities Lending	19
Total Income	26,345
Expenses
Investment Advisory Fees—Note B
Basic Fee	542
Performance Adjustment	(34)
The Vanguard Group—Note C
Management and Administrative	1,700
Marketing and Distribution	165
Custodian Fees	21
Shareholders’ Reports	18
Trustees’ Fees and Expenses	3
Total Expenses	2,415
Net Investment Income	23,930
Realized Net Gain (Loss)
Investment Securities Sold	60,225
Futures Contracts	334
Swap Contracts	1
Foreign Currencies	(32)
Realized Net Gain (Loss)	60,528
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	65,249
Futures Contracts	183
Swap Contracts	(20)
Foreign Currencies	(11)
Change in Unrealized Appreciation
(Depreciation)	65,401
Net Increase (Decrease) in Net Assets
Resulting from Operations	149,859

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	23,930	45,633
Realized Net Gain (Loss)	60,528	55,621
Change in Unrealized Appreciation (Depreciation)	65,401	83,718
Net Increase (Decrease) in Net Assets Resulting from Operations	149,859	184,972
Distributions
Net Investment Income	(45,598)	(42,454)
Realized Capital Gain	(39,795)	—
Total Distributions	(85,393)	(42,454)
Capital Share Transactions
Issued	141,871	234,182
Issued in Lieu of Cash Distributions	85,393	42,454
Redeemed	(99,829)	(157,830)
Net Increase (Decrease) from Capital Share Transactions	127,435	118,806
Total Increase (Decrease)	191,901	261,324
Net Assets
Beginning of Period	1,691,473	1,430,149
End of Period[2]	1,883,374	1,691,473

1 Dividends are net of foreign withholding taxes of $262,000.
2 Net Assets—End of Period includes undistributed net investment income of $21,529,000 and $43,228,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Balanced Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$20.70	$18.90	$18.70	$17.35	$14.85	$20.76
Investment Operations
Net Investment Income	.267	.547	.552	.506	.526	.660
Net Realized and Unrealized Gain (Loss)
on Investments	1.533	1.800	.143	1.369	2.674	(5.060)
Total from Investment Operations	1.800	2.347	.695	1.875	3.200	(4.400)
Distributions
Dividends from Net Investment Income	(.550)	(.547)	(.495)	(.525)	(.700)	(.640)
Distributions from Realized Capital Gains (.480)		—	—	—	—	(.870)
Total Distributions	(1.030)	(.547)	(.495)	(.525)	(.700)	(1.510)
Net Asset Value, End of Period	$21.47	$20.70	$18.90	$18.70	$17.35	$14.85

Total Return	8.79%	12.56%	3.70%	11.02%	22.90%	–22.57%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,883	$1,691	$1,430	$1,397	$1,284	$1,108
Ratio of Total Expenses to
Average Net Assets[1]	0.27%	0.26%	0.29%	0.30%	0.31%	0.25%
Ratio of Net Investment Income to
Average Net Assets	2.63%	2.86%	2.95%	2.90%	3.44%	3.54%
Portfolio Turnover Rate	30%[2]	24%[2]	36%[2]	38%	30%	31%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.01%), 0.00%, 0.01%, 0.01% and 0.01%.
2 Includes 14%, 18%, and 9% attributable to mortgage-dollar-roll activity.

Notes to Financial Statements

Vanguard Balanced Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service,

Vanguard Balanced Portfolio

monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses). Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange; monitors the financial strength of its clearing brokers and clearinghouse; and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

During the six months ended June 30, 2013, the portfolio’s average investments in long and short futures contracts represented 0% and less than 1% of net assets, respectively, based on quarterly average aggregate settlement values.

4. Swap Contracts: The portfolio may invest in credit default swaps to adjust the overall credit risk of the portfolio or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The portfolio may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The portfolio may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the portfolio under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the portfolio) will be significantly less than the amount paid by the portfolio and, in a physically settled swap, the portfolio may receive an

Vanguard Balanced Portfolio

illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the portfolio. The portfolio’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The portfolio mitigates its counterparty risk by entering into swaps only with a diverse group of pre-qualified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the six months ended June 30, 2013, the portfolio’s average amount of credit protection sold represented less than 1% of net assets, based on quarterly average notional amounts.

5. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The portfolio may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements. For TBA purchases, the portfolio maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

6. Mortgage Dollar Rolls: The portfolio enters into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The portfolio has also entered into mortgage-dollar-roll transactions in which the portfolio buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The portfolio continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations. This risk is mitigated by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

7. Repurchase Agreements: The portfolio may enter into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of pre-qualified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio.

8. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2009–2012), and for the period ended June 30, 2013, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

9. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

Vanguard Balanced Portfolio

10. Securities Lending: To earn additional income, the portfolio may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of pre-qualified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

11. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, llp provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio’s performance for the preceding three years relative to the combined index comprising the S&P 500 Index and the Barclays U.S. Credit A or Better Bond Index. For the six months ended June 30, 2013, the investment advisory fee represented an effective annual basic rate of 0.06% of the portfolio’s average net assets before a decrease of $34,000, (0.00%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2013, the portfolio had contributed capital of $233,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.09% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,167,148	69,737	—
U.S. Government and Agency Obligations	—	136,151	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	10,488	—
Corporate Bonds	—	393,726	—
Sovereign Bonds	—	11,321	—
Taxable Municipal Bonds	—	27,978	—
Temporary Cash Investments	—	62,500	—
Futures Contracts—Assets[1]	6	—	—
Swap Contracts—Liabilities	—	(20)	—
Total	1,167,154	711,881	—
1 Represents variation margin on the last day of the reporting period.

Vanguard Balanced Portfolio

E. At June 30, 2013, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	6	—	6
Liabilities	—	(20)	(20)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended June 30, 2013, were:

Interest Rate		Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	334	—	334
Swap Contracts	—	1	1
Realized Net Gain (Loss) on Derivatives	334	1	335

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	183	—	183
Swap Contracts	—	(20)	(20)
Change in Unrealized Appreciation (Depreciation) on Derivatives	183	(20)	163

At June 30, 2013, the fund had the following open swap contracts:

Credit Default Swaps
				Remaining
				Up-front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
CMBX NA.AAA 6/A3[2]	5/11/63	UBSAG	330	12	0.500	(6)
CMBX NA.AAA 6/A3[2]	5/11/63	CSFBI	665	32	0.500	(5)
CMBX NA.AAA 6/A3[2]	5/11/63	MSCS	630	30	0.500	(5)
CMBX NA.AAA 6/A3[2]	5/11/63	CSFBI	420	20	0.500	(4)
			2,045			(20)

The notional amount represents the maximum potential amount the portfolio could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
1 CSFBI—Credit Suisse First Boston International.
MSCS—Morgan Stanley Capital Services LLC.
UBSAG—UBS AG.
2 CMBX NA—North American Commercial Mortgage-Backed Index—AAA Bonds.

At June 30, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	September 2013	(80)	(10,125)	219

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Vanguard Balanced Portfolio

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended June 30, 2013, the portfolio realized net foreign currency losses of $32,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

Realized and unrealized gains (losses) on certain of the portfolio’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the portfolio’s income dividends to shareholders is offset by a change in principal return. Realized gains of $1,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

At June 30, 2013, the cost of investment securities for tax purposes was $1,527,566,000. Net unrealized appreciation of investment securities for tax purposes was $351,483,000, consisting of unrealized gains of $371,853,000 on securities that had risen in value since their purchase and $20,370,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended June 30, 2013, the portfolio purchased $217,786,000 of investment securities and sold $213,396,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $80,844,000 and $55,298,000, respectively.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2013	December 31, 2012
	Shares	Shares
	(000)	(000)
Issued	6,573	11,794
Issued in Lieu of Cash Distributions	4,051	2,153
Redeemed	(4,625)	(7,905)
Net Increase (Decrease) in Shares Outstanding	5,999	6,042

At June 30, 2013, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 81% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. In preparing the financial statements as of June 30, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Vanguard Balanced Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Balanced Portfolio	12/31/2012	6/30/2013	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,087.88	$1.40
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,023.46	$1.35

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.27%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard Balanced Portfolio

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Variable Insurance Fund Balanced Portfolio has renewed the portfolio’s investment advisory agreement with Wellington Management Company, LLP (Wellington Management). The board determined that the retention of Wellington Management was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. The two senior portfolio managers are backed by well-tenured teams of equity and fixed income research analysts who conduct detailed fundamental analysis of their respective industries and companies. Wellington Management has provided high-quality advisory services for the portfolio and has demonstrated strong organizational depth and stability over both the short and long term. The firm has advised the Balanced Portfolio since its inception in 1991.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the portfolio’s shareholders benefit from economies of scale because of breakpoints in the portfolio’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the portfolio’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

Vanguard® Capital Growth Portfolio

Overcoming challenges in an investing climate that favored value stocks over growth, Vanguard Capital Growth Portfolio returned 17.42% for the six months ended June 30, 2013—surpassing its comparative standards.

Please note that returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Health care and technology stocks drove the portfolio’s strong results
For more than ten years, PRIMECAP Management Company has managed the Capital Growth Portfolio using a patient, contrarian strategy of seeking growth stocks that appear under-appreciated by the market. This approach has led to a concentration in the health care and information technology sectors, each representing more than 30% of total assets on average during the half year.

The advisor’s significant overweighting of these sectors and selection within them were propitious: Together, health care and IT holdings contributed most of the portfolio’s return. Large biotechnology and pharmaceutical companies have profited from favorable regulatory rulings and promising new treatments. And investors have been attracted to companies able to return cash in the form of dividends or share buybacks.

In technology, software providers and semiconductor manufacturers advanced. And the improving economic outlook contributed to strength throughout the portfolio, especially among consumer discretionary and financial holdings.

When comparing performance with the S&P 500 Index, it’s appropriate to keep in mind that the advisor’s strategy produces a portfolio that looks very different from its benchmark. As a result, their results can diverge significantly. That said, over the past six months, the advisor’s health care and IT selections accounted for most of the portfolio’s edge over the index.

For more on the portfolio’s strategy and positioning, please see the Advisor’s Report that follows.

Low cost and talent drive successful active management
Investors sometimes ask if it’s a contradiction that Vanguard, a champion of index investing, offers actively managed portfolios. But consider why indexing has proved its mettle: It’s a generally low-cost, tax-efficient way to build a diversified portfolio that lets you keep more of your investment’s returns.

The low-cost principle also helps drive our approach to active management. Talent is the other essential ingredient. Vanguard can afford to hire best-in-class active managers while keeping costs low because of our mutual ownership structure, philosophy, process, and culture. (You can read more in The Case for Vanguard Active Management: Solving the Low-Cost/Top-Talent Paradox? at vanguard.com/research.)

Of course, this strategy can’t guarantee success. Even when an active strategy outperforms over long periods—as the Capital Growth Portfolio has done—it doesn’t necessarily mean that investors earned more than the index results every year or even every decade. But for those willing to accept the greater risks that come with active investing, we believe Vanguard’s combination of talented advisors and low costs can improve the odds.

Total Returns
		Six Months Ended
		June 30, 2013
Vanguard Capital Growth Portfolio		17.42%
Standard & Poor’s 500 Index		13.82
Variable Insurance Multi-Cap Growth Funds Average[1]		11.63

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Multi-Cap Growth
	Portfolio	Funds Average
Capital Growth Portfolio	0.41%	0.87%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2013, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2013, the Capital Growth Portfolio’s annualized expense ratio was 0.41%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2012.

Vanguard Capital Growth Portfolio

Advisor’s Report

For the six months ended June 30, 2013, Vanguard Capital Growth Portfolio returned 17.42%, exceeding both the 13.82% return of its benchmark, the unmanaged S&P 500 Index, and the 11.63% average return of peer-group funds. Favorable stock selection in the health care and information technology sectors was the main reason for the strong performance.

Investment environment
The economic environment in the half year was clouded by uncertainty about the fiscal challenges faced by the U.S. government. Although the passage of the American Taxpayer Relief Act of 2012 in early January averted the tax issues related to the “fiscal cliff,” it only delayed budget sequestration until March, when automatic spending reductions began to take effect. We expect that the federal spending cuts, along with higher payroll and other taxes, will hurt U.S. economic growth. Meanwhile, Europe continues to face economic difficulties resulting from sovereign-debt crises, as evidenced by the unconventional bailout of Cyprus.

The stock market shrugged off these challenges. Continued monetary stimulus by central banks in the United States, Europe, and Japan likely contributed to the strong gains. The recovery in the U.S. housing market appears to be accelerating, aided by low interest rates. The corporate sector remains strong, with profit margins near all-time highs. Growth in consumer spending has resumed despite the expiration of the payroll tax holiday at the beginning of 2013.

Management of the fund
Although our focus is on the long term, we are encouraged by the portfolio’s results for the past six months. After generally lagging the returns of the S&P 500 Index for the past three calendar years, our holdings outperformed. We remain committed to our investment philosophy, which is to identify stocks that, over the long term, will exceed the market’s expectations.

This strategy has led us to maintain significant investments in health care and information technology companies that we believe offer the potential for higher returns than the overall market. As of June 30, these sectors represented more than 60% of portfolio assets (versus about 30% of the S&P 500 Index). Nine of the ten largest holdings are either health care or technology stocks.

Health care
The health care sector in the S&P 500 returned 20% for the six-month period, the best performance among the ten sectors in the index. The portfolio’s health care holdings fared even better, returning more than 24%. The largest contributors to relative returns included Life Technologies (+51%), Biogen Idec (+47%), Roche (+28%), and Medtronic (+26%).

We remain excited about our health care holdings. Global demographic trends and ongoing innovation should keep health care companies growing for the foreseeable future. Aging populations worldwide, along with rising standards of living in emerging markets, should lead to greater demand for these firms’ products. As the proportion of elderly people in the population increases, spending within the sector will grow, because higher age groups typically consume three times as many health care resources as the general population. In addition, the willingness and ability to spend in this area should rise in developing nations as household wealth increases.

At the same time, the industry’s considerable investment in research and development over the years is driving the development of new and more effective therapies for many diseases, including cancer, diabetes, and Alzheimer’s. The precipitous decline in the cost of genetic sequencing is allowing researchers to identify more diseases and to rapidly develop therapies to improve the standard of care and save lives. Increasingly, drugs developed through a better understanding of the genetic causes of disease are providing higher cure rates with fewer side effects than conventional treatments.

Technology
The portfolio’s holdings in information technology also contributed to its outperformance over the half year. Within the S&P 500 Index, the sector returned approximately 6%, the second-lowest return among the ten index sectors. However, the portfolio’s information technology stocks returned 17%. The largest contributors to relative returns included Micron Technology (+126%), Microsoft (+31%), Google (+24%), and Adobe Systems (+21%). The portfolio also benefited from its minimal position in Apple (–25%) relative to the benchmark.

We believe that the portfolio’s technology holdings remain attractively valued. In fact, the price/earnings (P/E) ratio of the technology sector relative to the S&P 500 Index is at its lowest level since 1990. Many of our stocks have free-cash-flow yields above 7%, placing them in the top quintile among nonfinancial companies in the S&P 500.

These valuation metrics appear even more compelling when we consider the strong growth prospects and rising cash balances that characterize many of our technology holdings. We continue to believe, as we have said in the past, that these companies should benefit as consumers and businesses find ever more uses for computer technology, driving growth in demand for semiconductors, computer hardware, software, storage, networking, and services such as consulting and data analytics.

Other sector highlights
An underweighting of the financial sector hurt relative returns for the period. The lack of exposure was partially offset by stock selection, the main example being Charles Schwab (+49%). The portfolio benefited

Vanguard Capital Growth Portfolio

from an underweight position in energy and from its lack of any utilities or telecommunication services stocks.

Sony (+90%), in the consumer discretionary sector, and European Aeronautic Defence & Space (+39%) in industrials were among the top contributors to relative results. Our largest detractors were Potash Corporation (–5%) in the materials sector and C.H. Robinson (–10%) in industrials.

Outlook
As we consider the remainder of 2013, we are more cautious in our outlook for U.S. equities than we were a year ago. The S&P 500 Index has appreciated significantly and is trading at an all-time high, and we believe valuations are stretched in some segments of the market. We have concerns regarding the outlook for economic growth, which, if restrained, could pressure revenue and earnings expansion. Furthermore, the ongoing uncertainties surrounding fiscal and tax policies are discouraging consumers and companies from making investment decisions.

However, equities remain attractively valued relative to bonds and most other asset classes, which makes it likelier that net investment flows from bonds and money market funds to equities can support equity prices. From mid-2007 to year-end 2012, domestic equity funds experienced more than $600 billion in net outflows and bond funds gained more than $1.1 trillion in net inflows. If investors develop a greater tolerance for risk as they seek higher returns, this trend could reverse, leading to higher stock prices.

Despite our caution, we are optimistic about investment opportunities in certain segments of the market. Specifically, valuations in health care and information technology continue to appear attractive, especially relative to the other sectors in the S&P 500 Index. Their P/E ratios relative to the overall index are below their 15-year averages. Health care is trading in line with the S&P 500 instead of at its typical 10% premium, and information technology is trading at a 10% discount to the index instead of at its historical 35% premium.

PRIMECAP Management Company
July 11, 2013

Vanguard Capital Growth Portfolio

Portfolio Profile
As of June 30, 2013

Portfolio Characteristics
		Comparative
	Portfolio	Index[1]
Number of Stocks	91	500
Median Market Cap	$51.6B	$61.8B
Price/Earnings Ratio	19.4x	17.2x
Price/Book Ratio	3.3x	2.4x
Yield[2]	1.2%	2.2%
Return on Equity	19.5%	17.9%
Earnings Growth Rate	12.7%	10.5%
Foreign Holdings	11.4%	0.0%
Turnover Rate[3]	10%	—
Expense Ratio[4]	0.41%	—
Short-Term Reserves	9.4%	—

Volatility Measures
Portfolio Versus
Comparative Index[1]
R-Squared	0.96
Beta	1.03

Sector Diversification (% of equity exposure)
		Comparative
	Portfolio	Index[1]
Consumer Discretionary	8.4%	12.2%
Consumer Staples	0.6	10.5
Energy	4.1	10.5
Financials	5.4	16.7
Health Care	33.2	12.7
Industrials	13.6	10.2
Information Technology	31.6	17.8
Materials	3.1	3.3
Telecommunication Services	0.0	2.8
Utilities	0.0	3.3

Ten Largest Holdings[5] (% of total net assets)

Biogen Idec Inc.	Biotechnology	6.4%
Amgen Inc.	Biotechnology	5.1
Google Inc. Class A	Internet Software &
	Services	4.2
Roche Holding AG	Pharmaceuticals	4.2
Microsoft Corp.	Systems Software	3.8
Eli Lilly & Co.	Pharmaceuticals	3.6
FedEx Corp.	Air Freight &
	Logistics	3.4
Texas Instruments Inc.	Semiconductors	3.4
Adobe Systems Inc.	Application
	Software	3.0
Novartis AG ADR	Pharmaceuticals	2.9
Top Ten		40.0%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 S&P 500 Index.
2 30-day SEC yield for the portfolio; annualized dividend yield for the index.
3 Annualized.
4 The portfolio expense ratio shown is from the prospectus dated April 30, 2013, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2013, the annualized expense ratio was 0.41%.
5 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Capital Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2002–June 30, 2013

Average Annual Total Returns: Periods Ended June 30, 2013

	Inception Date	One Year	Five Years	Ten Years
Capital Growth Portfolio	12/3/2002	27.44%	7.67%	10.35%

1 Six months ended June 30, 2013.
See Financial Highlights for dividend and capital gains information.

Vanguard Capital Growth Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2013

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (91.0%)
Consumer Discretionary (7.7%)
*	DIRECTV	128,761	7,934
	L Brands Inc.	142,200	7,004
	Walt Disney Co.	83,900	5,298
	TJX Cos. Inc.	103,500	5,181
	Whirlpool Corp.	29,600	3,385
	Sony Corp. ADR	151,400	3,208
	Carnival Corp.	87,100	2,987
	Mattel Inc.	60,100	2,723
*	Bed Bath & Beyond Inc.	34,600	2,453
	Lowe’s Cos. Inc.	11,300	462
			40,635
Consumer Staples (0.6%)
	Costco Wholesale Corp.	21,250	2,350
	Kellogg Co.	11,400	732
			3,082
Energy (3.8%)
	Noble Energy Inc.	111,300	6,682
	EOG Resources Inc.	31,400	4,135
	Schlumberger Ltd.	49,300	3,533
	Hess Corp.	20,250	1,346
	Transocean Ltd.	23,800	1,141
	Exxon Mobil Corp.	8,600	777
	Encana Corp.	37,400	634
*	Cameron International Corp.	9,400	575
*	Southwestern Energy Co.	12,500	457
	National Oilwell Varco Inc.	6,600	455
	Petroleo Brasileiro SA ADR	8,000	117
			19,852
Financials (4.9%)
	Charles Schwab Corp.	444,900	9,445
	Marsh &
	McLennan Cos. Inc.	233,100	9,305
*	Berkshire Hathaway Inc.
	Class B	33,050	3,699
	Chubb Corp.	37,600	3,183
	American Express Co.	6,900	516
			26,148
Health Care (30.1%)
*	Biogen Idec Inc.	156,200	33,614
	Amgen Inc.	271,771	26,813
	Roche Holding AG	88,500	21,966
	Eli Lilly & Co.	384,200	18,872
	Novartis AG ADR	219,250	15,503
	Medtronic Inc.	245,800	12,651
	Johnson & Johnson	103,300	8,869
*	Life Technologies Corp.	104,509	7,735
*	Boston Scientific Corp.	426,702	3,956

			Market
			Value•
		Shares	($000)
	GlaxoSmithKline plc ADR	77,100	3,853
	Abbott Laboratories	76,500	2,668
	AbbVie Inc.	36,900	1,525
	Sanofi ADR	17,900	922
			158,947
Industrials (12.4%)
	FedEx Corp.	181,700	17,912
	Honeywell International Inc.	117,600	9,330
	Southwest Airlines Co.	520,150	6,705
	CH Robinson Worldwide Inc.	81,400	4,584
	Union Pacific Corp.	27,700	4,274
	United Parcel Service Inc.
	Class B	48,450	4,190
	Caterpillar Inc.	46,500	3,836
	European Aeronautic
	Defence and
	Space Co. NV	63,500	3,397
	Boeing Co.	26,700	2,735
*	Alaska Air Group Inc.	46,500	2,418
	Deere & Co.	29,500	2,397
	PACCAR Inc.	18,400	987
*	Delta Air Lines Inc.	46,000	861
^	Canadian Pacific Railway Ltd.	6,700	813
	Expeditors International of
	Washington Inc.	14,800	562
	Donaldson Co. Inc.	14,800	528
			65,529
Information Technology (28.7%)
*	Google Inc. Class A	25,100	22,097
	Microsoft Corp.	577,000	19,924
	Texas Instruments Inc.	510,100	17,787
*	Adobe Systems Inc.	350,900	15,987
	Intuit Inc.	173,400	10,583
	QUALCOMM Inc.	143,900	8,789
	Oracle Corp.	271,100	8,328
	Intel Corp.	186,600	4,519
	Visa Inc. Class A	24,100	4,404
*	Micron Technology Inc.	302,800	4,339
	EMC Corp.	172,300	4,070
	Hewlett-Packard Co.	157,150	3,897
	Symantec Corp.	143,800	3,231
	Accenture plc Class A	43,350	3,120
	KLA-Tencor Corp.	53,600	2,987
	Telefonaktiebolaget LM
	Ericsson ADR	253,100	2,855
	Plantronics Inc.	55,750	2,449
	NVIDIA Corp.	153,250	2,150
*,^	Research In Motion Ltd.	157,000	1,644
	Motorola Solutions Inc.	28,035	1,619
*	NetApp Inc.	39,200	1,481

		Market
		Value•
	Shares	($000)
Corning Inc.	78,750	1,121
Analog Devices Inc.	18,400	829
Activision Blizzard Inc.	56,000	799
ASML Holding NV	7,023	556
International Business
Machines Corp.	2,700	516
Apple Inc.	1,200	475
Mastercard Inc. Class A	700	402
Applied Materials Inc.	18,400	274
Cisco Systems Inc.	11,000	267
* Rambus Inc.	30,100	259
		151,758
Materials (2.8%)
Monsanto Co.	92,000	9,090
Potash Corp. of
Saskatchewan Inc.	127,300	4,854
Praxair Inc.	9,300	1,071
		15,015
Total Common Stocks
(Cost $366,038)		480,966
Temporary Cash Investment (9.8%)
Money Market Fund (9.8%)
[1,2] Vanguard Market
Liquidity Fund, 0.127%
(Cost $51,773)	51,773,144	51,773
Total Investments (100.8%)
(Cost $417,811)		532,739
Other Assets and Liabilities (–0.8%)
Other Assets		882
Liabilities[2]		(5,214)
		(4,332)
Net Assets (100%)
Applicable to 26,402,605 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		528,407
Net Asset Value Per Share		$20.01

At June 30, 2013, net assets consisted of:
		Amount
		($000)
Paid-in Capital		403,595
Undistributed Net Investment Income		2,380
Accumulated Net Realized Gains		7,504
Unrealized Appreciation (Depreciation)		114,928
Net Assets		528,407

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $1,481,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $1,807,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Capital Growth Portfolio

Statement of Operations

Six Months Ended
June 30, 2013
($000)
Investment Income
Income
Dividends[1]	4,095
Interest[2]	20
Securities Lending	23
Total Income	4,138
Expenses
Investment Advisory Fees—Note B	353
The Vanguard Group—Note C
Management and Administrative	546
Marketing and Distribution	47
Custodian Fees	4
Shareholders’ Reports	7
Trustees’ Fees and Expenses	1
Total Expenses	958
Net Investment Income	3,180
Realized Net Gain (Loss)
Investment Securities Sold	7,540
Foreign Currencies	10
Realized Net Gain (Loss)	7,550
Change in Unrealized
Appreciation (Depreciation)
Investment Securities	59,762
Foreign Currencies	(10)
Change in Unrealized
Appreciation (Depreciation)	59,752
Net Increase (Decrease) in Net Assets
Resulting from Operations	70,482

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,180	5,710
Realized Net Gain (Loss)	7,550	14,150
Change in Unrealized Appreciation (Depreciation)	59,752	35,081
Net Increase (Decrease) in Net Assets Resulting from Operations	70,482	54,941
Distributions
Net Investment Income	(5,815)	(3,860)
Realized Capital Gain	(10,932)	(5,896)
Total Distributions	(16,747)	(9,756)
Capital Share Transactions
Issued	98,724	58,413
Issued in Lieu of Cash Distributions	16,747	9,756
Redeemed	(36,049)	(88,134)
Net Increase (Decrease) from Capital Share Transactions	79,422	(19,965)
Total Increase (Decrease)	133,157	25,220
Net Assets
Beginning of Period	395,250	370,030
End of Period[3]	528,407	395,250

1 Dividends are net of foreign withholding taxes of $198,000.
2 Interest income from an affiliated company of the portfolio was $20,000.
3 Net Assets—End of Period includes undistributed net investment income of $2,380,000 and $5,005,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Capital Growth Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$17.68	$15.69	$16.38	$15.04	$12.42	$18.55
Investment Operations
Net Investment Income	.116	.255	.154	.156[1]	.125	.150
Net Realized and Unrealized Gain (Loss)
on Investments	2.934	2.152	(.274)	1.759	3.705	(5.610)
Total from Investment Operations	3.050	2.407	(.120)	1.915	3.830	(5.460)
Distributions
Dividends from Net Investment Income	(.250)	(.165)	(.145)	(.135)	(.145)	(.150)
Distributions from Realized Capital Gains	(.470)	(.252)	(.425)	(.440)	(1.065)	(.520)
Total Distributions	(.720)	(.417)	(.570)	(.575)	(1.210)	(.670)
Net Asset Value, End of Period	$20.01	$17.68	$15.69	$16.38	$15.04	$12.42

Total Return	17.42%	15.47%	–0.93%	13.08%	34.30%	–30.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$528	$395	$370	$337	$313	$251
Ratio of Total Expenses to
Average Net Assets	0.41%	0.41%	0.42%	0.44%	0.45%	0.42%
Ratio of Net Investment Income to
Average Net Assets	1.37%	1.48%	1.03%	1.05%[1]	0.93%	0.90%
Portfolio Turnover Rate	10%	6%	11%	7%	8%	18%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.031 and 0.21%, respectively, resulting from a special dividend from Weyerhaeuser Co. in July 2010.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Capital Growth Portfolio

Notes to Financial Statements

Vanguard Capital Growth Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2009–2012), and for the period ended June 30, 2013, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the portfolio may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of pre-qualified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. PRIMECAP Management Company provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the six months ended June 30, 2013, the investment advisory fee represented an effective annual rate of 0.15% of the portfolio’s average net assets.

Vanguard Capital Growth Portfolio

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2013, the portfolio had contributed capital of $64,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	455,603	25,363	—
Temporary Cash Investments	51,773	—	—
Total	507,376	25,363	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended June 30, 2013, the portfolio realized net foreign currency gains of $10,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

At June 30, 2013, the cost of investment securities for tax purposes was $417,811,000. Net unrealized appreciation of investment securities for tax purposes was $114,928,000, consisting of unrealized gains of $126,420,000 on securities that had risen in value since their purchase and $11,492,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2013, the portfolio purchased $52,586,000 of investment securities and sold $21,015,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2013	December 31, 2012
	Shares	Shares
	(000)	(000)
Issued	5,008	3,496
Issued in Lieu of Cash Distributions	871	579
Redeemed	(1,828)	(5,305)
Net Increase (Decrease) in Shares Outstanding	4,051	(1,230)

At June 30, 2013, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 61% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. In preparing the financial statements as of June 30, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Vanguard Capital Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Growth Portfolio	12/31/2012	6/30/2013	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,174.16	$2.21
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.76	2.06

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.41%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard Capital Growth Portfolio

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Variable Insurance Fund Capital Growth Portfolio has renewed the portfolio’s investment advisory agreement with PRIMECAP Management Company (PRIMECAP Management). The board determined that the retention of PRIMECAP Management was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that PRIMECAP Management, founded in 1983, is recognized for its long-term approach to growth equity investing. Five experienced portfolio managers are responsible for separate sub-portfolios, and each portfolio manager employs a fundamental, research-driven approach in seeking to identify companies with both long-term growth potential overlooked by the market and stock trading at attractive valuation levels. The firm has managed the portfolio since its inception in 2002.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of PRIMECAP Management in determining whether to approve the advisory fee because PRIMECAP Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the portfolio realizes economies of scale that are built into the negotiated advisory fee rate without any need for asset-level breakpoints. The advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group.

The board will consider whether to renew the advisory agreement again after a one-year period.

Vanguard® Conservative Allocation Portfolio

For the half year ended June 30, 2013, the Conservative Allocation Portfolio returned 2.25%. The portfolio’s performance was in line with that of its benchmark (2.43%) and ahead of the average return of peer funds (1.94%).

As planned, we’ve transitioned 22 of our index funds to new benchmark indexes, including Vanguard Total International Stock Market Index Fund, one of the underlying funds of your portfolio. The new international benchmark is the FTSE Global All Cap ex US Index. We also increased diversification within the portfolio by adding a 12% allocation to Vanguard Total International Bond Index Fund. The portfolio’s overall fixed income allocation and strategic asset allocation have not changed. These changes were completed by June 30, 2013.

As a “fund of funds,” the Conservative Allocation Portfolio seeks to capture the returns of its benchmark by investing in a combination of Vanguard Variable Insurance Fund (VVIF) portfolios and Vanguard index funds. While the exact percentages may vary, the portfolio targets an asset allocation of approximately 60% bonds and 40% stocks through the following holdings: VVIF Total Bond Market Index Portfolio

(48%), VVIF Equity Index Portfolio (22%), Vanguard Total International Stock Index Fund (12%), Vanguard Total International Bond Index Fund (12%), and Vanguard Extended Market Index Fund (6%).

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

U.S. stocks far outpaced international stocks and U.S. bonds
For the six-month period, U.S. stocks were mostly on the ascent amid signs that the housing recovery was progressing and the job market was perking up.

Nearly all industry sectors in all corners of the U.S. market posted positive returns, with most posting double-digit returns. Financial, health care, and consumer discretionary stocks were among the strongest contributors in the VVIF Equity Index Portfolio, which covers larger U.S. companies and returned 13.72%.

The Extended Market Index Fund, which encompasses U.S. mid- and small-capitalization stocks, gained 15.58%.

With slowing growth in China and fresh worries about the European debt crisis, international stocks lagged their U.S. counterparts by a wide margin. The Total International Stock Index Fund returned –0.49%, with Japan doing well among developed nations while European stocks barely rose. Emerging markets took a significant step back as investors, worried about disappointing data, shifted their investments to the United States and Japan.

U.S. bond prices fell as interest rates bounced up
Six-month returns from U.S. investment-grade bonds slid into negative territory for the first time in five years as interest rates rose, causing bond prices to fall. The VVIF Total Bond Market Index Portfolio returned –2.54%.

Yields of U.S. Treasuries across most of the maturity spectrum ended the period higher, in part because of the signaling by Federal Reserve officials that further improvements in the economy might warrant an easing of their bond-buying program before the end of the year.

The divergent performance of stocks and bonds in the first half of 2013 highlights the virtues of a simple and disciplined investment strategy such as that followed by Vanguard Conservative Allocation Portfolio: Invest in multiple asset classes, diversify within them, and regularly rebalance to stay close to the target asset allocation.

Total Returns
		Six Months Ended
		June 30, 2013
Vanguard Conservative Allocation Portfolio		2.25%
Conservative Allocation Composite Index[1]		2.43
Variable Insurance Mixed-Asset Target Allocation Conservative Funds Average[2]		1.94

Expense Ratios
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Mixed-Asset
	Acquired Fund	Target Allocation
	Fees and	Conservative
	Expenses[3]	Funds Average[4]
Vanguard Conservative Allocation Portfolio	0.20%	0.42%

1 Weighted 48% Barclays U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, 12% Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged), and 12% FTSE Global All Cap ex US Index as of June 3, 2013. Previously, the composite was weighted 60% Barclays U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, and 12% MSCI ACWI ex USA IMI Index through June 2, 2013.
2 Derived from data provided by Lipper Inc.
3 This figure—drawn from the prospectus dated April 30, 2013—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Conservative Allocation Portfolio invests. The Conservative Allocation Portfolio does not charge any expenses or fees of its own. For the six months ended June 30, 2013, the annualized acquired fund fees and expenses were 0.19%.
4 The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2012.

Vanguard Conservative Allocation Portfolio

Portfolio Profile
As of June 30, 2013

Total Portfolio Characteristics

Yield[1]	2.3%
Acquired Fund Fees and Expenses[2]	0.20%

Allocation to Underlying Funds

Vanguard Variable Insurance Fund
Total Bond Market Index Portfolio	48.0%
Vanguard Variable Insurance Fund
Equity Index Portfolio	22.6
Vanguard Total International Bond
Index Fund Investor Shares	12.0
Vanguard Total International Stock
Index Fund Investor Shares	12.0
Vanguard Extended Market Index
Fund Investor Shares	5.4

Portfolio Asset Allocation

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Portfolios that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

1 30-day SEC yield.
2 This figure—drawn from the prospectus dated April 30, 2013—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Conservative Allocation Portfolio invests. The Conservative Allocation Portfolio does not charge any expenses or fees of its own. For the six months ended June 30, 2013, the annualized acquired fund fees and expenses were 0.19%.

Vanguard Conservative Allocation Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): October 19, 2011–June 30, 2013

Average Annual Total Returns: Periods Ended June 30, 2013
			Since
	Inception Date	One Year	Inception
Conservative Allocation Portfolio	10/19/2011	6.91%	8.13%

1 Six months ended June 30, 2013.
2 Weighted 48% Barclays U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, 12% Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged), and 12% FTSE Global All Cap ex US Index as of June 3, 2013. Previously, the composite was weighted 60% Barclays U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, and 12% MSCI ACWI ex USA IMI Index through June 2, 2013.
See Financial Highlights for dividend and capital gains information.

Vanguard Conservative Allocation Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2013

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.1%)
U.S. Stock Funds (28.0%)
Vanguard Variable
Insurance Fund—
Equity Index Portfolio	703,007	19,051
Vanguard Extended
Market Index Fund
Investor Shares	85,781	4,546
		23,597
International Stock Fund (12.0%)
Vanguard Total International
Stock Index Fund
Investor Shares	692,046	10,159

U.S. Bond Fund (48.1%)
Vanguard Variable
Insurance Fund—
Total Bond Market
Index Portfolio	3,473,841	40,644

International Bond Fund (12.0%)
Vanguard Total
International Bond
Index Fund
Investor Shares	1,030,629	10,162
Total Investments (100.1%)
(Cost $85,381)		84,562

Market
Value•
($000)
Other Assets and Liabilities (–0.1%)
Other Assets	706
Liabilities	(809)
(103)
Net Assets (100%)
Applicable to 3,776,113 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	84,459
Net Asset Value Per Share	$22.37

At June 30, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	81,831
Undistributed Net Investment Income	1,568
Accumulated Net Realized Gains	1,879
Unrealized Appreciation (Depreciation)	(819)
Net Assets	84,459

• See Note A in Notes to Financial Statements.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Conservative Allocation Portfolio

Statement of Operations

Six Months Ended
June 30, 2013
($000)
Investment Income
Income
Income Distributions Received	1,567
Net Investment Income—Note B	1,567
Realized Net Gain (Loss)
Capital Gain Distributions Received	908
Investment Securities Sold	988
Realized Net Gain (Loss)	1,896
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(2,235)
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,228

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,567	683
Realized Net Gain (Loss)	1,896	582
Change in Unrealized Appreciation (Depreciation)	(2,235)	1,398
Net Increase (Decrease) in Net Assets Resulting from Operations	1,228	2,663
Distributions
Net Investment Income	(677)	(42)
Realized Capital Gain[1]	(598)	(18)
Total Distributions	(1,275)	(60)
Capital Share Transactions
Issued	34,475	53,353
Issued in Lieu of Cash Distributions	1,275	60
Redeemed	(12,369)	(5,399)
Net Increase (Decrease) from Capital Share Transactions	23,381	48,014
Total Increase (Decrease)	23,334	50,617
Net Assets
Beginning of Period	61,125	10,508
End of Period[2]	84,459	61,125

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $331,000 and $18,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $1,568,000 and $678,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Conservative Allocation Portfolio

Financial Highlights

	Six Months	Year	Oct. 19,
	Ended	Ended	2011[1] to
	June 30,	Dec. 31,	Dec. 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011
Net Asset Value, Beginning of Period	$22.27	$20.44	$20.00
Investment Operations
Net Investment Income	.482[2]	.424[2]	.172[2]
Capital Gain Distributions Received	.279[2]	.197[2]	—
Net Realized and Unrealized Gain (Loss) on Investments	(.256)	1.268	.268
Total from Investment Operations	.505	1.889	.440
Distributions
Dividends from Net Investment Income	(.215)	(.041)	—
Distributions from Realized Capital Gains	(.190)	(.018)	—
Total Distributions	(.405)	(.059)	—
Net Asset Value, End of Period	$22.37	$22.27	$20.44

Total Return	2.25%	9.25%	2.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$84	$61	$11
Ratio of Total Expenses to Average Net Assets	—	—	—
Acquired Fund Fees and Expenses	0.19%	0.20%	0.25%[3]
Ratio of Net Investment Income to Average Net Assets	2.41%	1.97%	0.75%[3]
Portfolio Turnover Rate	42%	17%	20%

The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

Notes to Financial Statements

Vanguard Conservative Allocation Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio follows a balanced investment strategy by investing in selected Vanguard funds and portfolios to achieve its targeted allocation of assets to U.S. stocks, international stocks, U.S. bonds, and international bonds. Financial statements and other information about each underlying fund and portfolio are available on vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2011–2012), and for the period ended June 30, 2013, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

Vanguard Conservative Allocation Portfolio

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the portfolio. The service agreement provides that the portfolio’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the portfolio. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the portfolio during the period ended June 30, 2013, were borne by the funds in which the portfolio invests. The portfolio’s trustees and officers are also directors and officers of Vanguard and the funds in which the portfolio invests.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At June 30, 2013, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. Short-term capital gain distributions received are treated as ordinary income for tax purposes, and cannot be offset by capital losses.

At June 30, 2013, the cost of investment securities for tax purposes was $85,381,000. Net unrealized depreciation of investment securities for tax purposes was $819,000, consisting of unrealized gains of $1,840,000 on securities that had risen in value since their purchase and $2,659,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2013, the portfolio purchased $44,640,000 of investment securities and sold $20,082,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2013	December 31, 2012
	Shares	Shares
	(000)	(000)
Issued	1,518	2,499
Issued in Lieu of Cash Distributions	57	3
Redeemed	(544)	(271)
Net Increase (Decrease) in Shares Outstanding	1,031	2,231

G. In preparing the financial statements as of June 30, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Vanguard Conservative Allocation Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Conservative Allocation Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Conservative Allocation Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Conservative Allocation Portfolio	12/31/2012	6/30/2013	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,022.52	$0.95
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.85	0.95

1 The calculations are based on the Conservative Allocation Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Conservative Allocation Portfolio’s annualized expense figure for that period is 0.19%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard Conservative Allocation Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Conservative Allocation Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Equity Investment Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the investment management services since the portfolio’s inception, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the performance of the portfolio since its inception, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found in the Performance Summary page of this report.

Cost
The board concluded that the portfolio’s acquired fund fees and expenses were well below the average expense ratio charged by funds in its peer group. The portfolio does not incur advisory expenses directly. However, the board noted that each of the underlying funds in which the portfolio invests has advisory expenses well below the underlying fund’s peer-group average. Information about the portfolio’s acquired fund fees and expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that Vanguard’s at-cost arrangement with the portfolio and its underlying funds ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard® Diversified Value Portfolio

Large-capitalization value stocks maintained their lead over their growth-oriented counterparts in the first half of 2013: The Russell 1000 Value Index finished more than 4 percentage points ahead of the companion Growth Index. In this favorable environment, Vanguard Diversified Value Portfolio earned a robust return of 14.60%, although it didn’t quite manage to keep pace with its comparative standards.

Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Strong results in large sectors but some shortfalls in smaller ones
As yield-hungry investors again favored value stocks for their generally higher dividends, the portfolio notched solid double-digit gains in most sectors—and all of them advanced. Two of its largest sectors, financials and health care, were standouts. The continued gains of financial stocks this year reflect an especially welcome and striking turnaround after the 2008–2009 financial crisis.

When considering performance relative to the benchmark index, it’s important to keep in mind that the advisor typically holds only about 50 stocks, whereas the Russell 1000 Value Index is composed of nearly 700. In a concentrated portfolio, the returns of a few holdings can lead to notable divergence from the index. During the half year, the advisor’s relatively large investments in tobacco stocks performed poorly. Although the portfolio steered clear of some struggling materials companies and made rewarding selections in financials and health care, these decisions were not enough to close the gap.

For more on the portfolio’s strategy and positioning, please see the Advisor’s Report that follows. On a separate note, you’ll see in that report that two associate portfolio managers are listed: Jeff Fahrenbruch and David Ganucheau. Previously analysts for the portfolio, they are named along with James Barrow, who has advised the fund since its inception in 1999 and who remains portfolio manager.

Low cost and talent drive successful active management
Investors sometimes ask whether it’s a contradiction that Vanguard, a champion of index investing, offers actively managed investments such as the Diversified Value Portfolio. But consider why indexing has proved its mettle: It’s a generally low-cost, tax-efficient way to build a diversified portfolio that lets you keep more of your investment’s returns.

The low-cost principle also helps drive our approach to active management. Talent is the other essential ingredient. Vanguard can afford to hire best-in-class active managers while keeping costs low because of our mutual ownership structure, philosophy, process, and culture. (You can read more in The Case for Vanguard Active Management: Solving the Low-Cost/Top-Talent Paradox? at vanguard.com/research.)

Of course, this strategy can’t guarantee success. And even when an active strategy outperforms over long periods—as the Diversified Value Portfolio has done—investors won’t necessarily earn more than the index results every year or even every decade. But for those willing to accept the greater risks that come with active investing, we believe Vanguard’s combination of talented advisors and low costs can improve the odds.

Total Returns
		Six Months Ended
		June 30, 2013
Vanguard Diversified Value Portfolio		14.60%
Russell 1000 Value Index		15.90
Variable Insurance Large-Cap Value Funds Average[1]		15.85

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Large-Cap Value
	Portfolio	Funds Average
Diversified Value Portfolio	0.35%	0.89%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2013, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2013, the Diversified Value Portfolio’s annualized expense ratio was 0.35%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2012.

Vanguard Diversified Value Portfolio

Advisor’s Report

The Diversified Value Portfolio returned 14.60% for the six months ended June 30, 2013, versus 15.90% for the benchmark Russell 1000 Value Index.

Investment environment
Although the press gave investors lots to worry about (it sells advertising), equities reached a new high, consistent with record corporate earnings. Interest rates, while up in the past month, are still at a benign level and generally not competing with equities to provide current yield. The problems that do exist in emerging markets, Europe, and Washington are reflected in the level of bank confidence here and abroad.

We are experiencing greater investor interest in stocks (chasing performance). Large amounts of cash appear ready to enter the market, which is in part why price corrections seem limited. As yet, stocks are not at a dangerous level, but the fear in the fixed income area and concerns about returns in short-term investments could make for interesting times. Europe is in a recession; emerging markets, which key off of China, as do commodities, are weak. Consequently, the U.S. dollar is strong. So much for conventional wisdom.

Successes and shortfalls
Top-performing sectors for the six months included financials, a group sensitive to interest rate movements; health care, an area in which we have a significant overweighting relative to the Russell 1000 Value Index; and information technology.

The portfolio’s financial stocks performed well as the sell-off in the bond market drove interest rates higher. Leaders were two consumer credit companies, American Express and SLM, and banks including PNC Financial Services Group, Wells Fargo, and JPMorgan Chase. Many financial firms will benefit from higher interest rates through higher net interest margins, the spread they charge between the cost of funds and the rate at which they lend them. Net interest margins have been under pressure in the prolonged low-interest-rate environment. The outlook for higher dividends and buybacks in financials remains robust.

The health care sector has proven a fertile source of companies trading at discounted valuations, high free-cash-flow yields, and significant potential for capital return. Two holdings outperformed nicely: WellPoint, a health benefits company, and Medtronic, a medical device maker. We took advantage of recent market volatility to establish a new position in Merck & Co., a stable and growing company with diabetes, vaccine, animal health, and consumer franchises.

Microsoft was a primary contributor in the information technology sector. The stock has performed well as investors increasingly look past the decline of the traditional personal computer market and focus on the success of the enterprise business. Revenues grew there despite very weak sales of PCs. The vast majority of Microsoft’s earnings come from its business-oriented software sales, which remain strong. The company’s cloud offering has continued to do very well, and a good lineup of new product releases is still to come this year.

Our largest problem was in consumer staples (particularly tobacco stocks), which had been strong for the past couple of years. The primary detractor was Imperial Tobacco Group, which has suffered chiefly from a geography problem. More than 60% of its earnings come from Europe and the United Kingdom, where economic weakness has hampered consumer spending on tobacco-related products. We are still positive on our holdings in this sector, although they are somewhat defensive.

Significant Portfolio Changes
Six Months Ended June 30, 2013

New Positions	Comments
General Dynamics	We purchased this stock not so much to participate in the
sequester as to gain exposure to the very large business aircraft industry. This area may well see increased profitability as new production facilities open and the company begins production on the large Gulfstream. The company has a below-average P/E and an above-average dividend yield.
Merck & Co.	After several years of underperformance in anticipation of some drug patents expiring, Merck is on its way to resuming longer-
term earnings growth. The high-quality company enjoys a strong balance sheet and a well-covered dividend, and the stock sells at a below-market P/E.

Closed Positions	Comments
International Business Machines	This stock has been a portfolio mainstay for several years. As the company’s business improved, the dividend increased. However, a change in top management and growing evidence that other firms in the areas of outsourcing technology and cloud computing are having earnings shortfalls have led us to take a wait-and-see approach.
Vodafone Group	This company seems to have lost its way. It is interested in expanding into difficult areas, and, although it has a high dividend, it is not committed to this and earnings are unpredictable. There is likely a better place to invest.

Vanguard Diversified Value Portfolio

Our portfolio positioning
The portfolio is well-positioned for an improving market. We have significant weightings in financials, particularly banks, along with health care, energy, and industrials.

With fewer than 50 stocks, the portfolio sells at a P/E discount to the benchmark and provides a higher dividend yield. Turnover has been low, and cash flow into the portfolio has been positive at a time when many mutual funds had outflows.

James P. Barrow, Executive Director

Associate Portfolio Managers:
Jeff Fahrenbruch, Managing Director
David Ganucheau, Managing Director

Barrow, Hanley, Mewhinney & Strauss, LLC
July 11, 2013

Vanguard Diversified Value Portfolio

Portfolio Profile
As of June 30, 2013

Portfolio Characteristics
		Comparative Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	46	696	3,622
Median Market Cap	$61.8B	$39.9B	$38.5B
Price/Earnings Ratio	15.2x	16.1x	18.4x
Price/Book Ratio	1.9x	1.7x	2.3x
Yield[3]	2.6%	2.4%	2.0%
Return on Equity	16.2%	12.0%	16.4%
Earnings Growth Rate	5.5%	5.5%	10.7%
Foreign Holdings	8.8%	0.0%	0.0%
Turnover Rate[4]	20%	—	—
Expense Ratio[5]	0.35%	—	—
Short-Term Reserves	2.9%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.96	0.95
Beta	0.94	0.92

Sector Diversification (% of equity exposure)
	Comparative Broad
Portfolio		Index[1]	Index[2]
Consumer Discretionary	6.0%	8.6%	13.0%
Consumer Staples	10.1	7.1	9.2
Energy	15.6	15.3	9.7
Financials	22.7	28.6	17.9
Health Care	16.2	11.8	12.3
Industrials	13.6	9.0	11.1
Information Technology	4.1	7.0	17.2
Materials	1.5	3.3	3.7
Telecommunication
Services	4.2	3.0	2.5
Utilities	6.0	6.3	3.4

Ten Largest Holdings[6] (% of total net assets)

Philip Morris
International Inc.	Tobacco	3.7%
Target Corp.	General Merchandise
	Stores	3.6
Pfizer Inc.	Pharmaceuticals	3.5
JPMorgan Chase & Co.	Diversified
	Financial Services	3.4
Wells Fargo & Co.	Diversified Banks	3.3
American Express Co.	Consumer Finance	3.3
WellPoint Inc.	Managed
	Health Care	3.3
Medtronic Inc.	Health Care
	Equipment	3.3
Raytheon Co.	Aerospace &
	Defense	3.1
PNC Financial
Services Group Inc.	Regional Banks	3.0
Top Ten		33.5%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Russell 1000 Value Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 30, 2013, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2013, the Diversified Value Portfolio’s annualized expense ratio was 0.35%.
6 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Diversified Value Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2002–June 30, 2013

Average Annual Total Returns: Periods Ended June 30, 2013

	Inception Date	One Year	Five Years	Ten Years
Diversified Value Portfolio	2/8/1999	21.02%	7.66%	8.43%

1 Six months ended June 30, 2013.
See Financial Highlights for dividend and capital gains information.

Vanguard Diversified Value Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2013

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (97.4%)
Consumer Discretionary (5.8%)
Target Corp.	531,300	36,585
Carnival Corp.	509,900	17,484
Service Corp. International	316,668	5,710
		59,779
Consumer Staples (9.8%)
Philip Morris
International Inc.	443,700	38,433
Imperial Tobacco
Group plc ADR	339,600	23,667
Diageo plc ADR	200,200	23,013
Altria Group Inc.	445,800	15,599
		100,712
Energy (15.2%)
ConocoPhillips	488,744	29,569
Occidental Petroleum Corp.	324,000	28,911
Phillips 66	463,972	27,333
BP plc ADR	602,300	25,140
Seadrill Ltd.	447,800	18,243
Spectra Energy Corp.	418,600	14,425
Marathon Petroleum Corp.	176,600	12,549
		156,170
Financials (22.1%)
JPMorgan Chase & Co.	665,450	35,129
Wells Fargo & Co.	830,200	34,262
American Express Co.	454,400	33,971
PNC Financial
Services Group Inc.	425,672	31,040
Capital One
Financial Corp.	328,000	20,602
Citigroup Inc.	421,730	20,230
Bank of America Corp.	1,484,246	19,088
SLM Corp.	722,300	16,512
XL Group plc Class A	507,200	15,378
		226,212
Health Care (15.7%)
Pfizer Inc.	1,287,114	36,052
WellPoint Inc.	412,300	33,743
Medtronic Inc.	648,500	33,378
Johnson & Johnson	327,900	28,153
Merck & Co. Inc.	600,700	27,903
Baxter International Inc.	28,700	1,988
		161,217
Industrials (13.3%)
Raytheon Co.	479,900	31,731
Honeywell
International Inc.	341,900	27,126
Emerson Electric Co.	433,200	23,627

		Market
		Value•
	Shares	($000)
Illinois Tool Works Inc.	258,900	17,908
General Electric Co.	675,600	15,667
Exelis Inc.	613,200	8,456
Xylem Inc.	207,100	5,579
ITT Corp.	160,600	4,723
General Dynamics Corp.	16,400	1,285
		136,102
Information Technology (4.0%)
Microsoft Corp.	843,000	29,109
Intel Corp.	468,200	11,340
		40,449
Materials (1.5%)
EI du Pont
de Nemours & Co.	292,700	15,367

Telecommunication Services (4.1%)
AT&T Inc.	601,027	21,276
Verizon
Communications Inc.	412,160	20,748
		42,024
Utilities (5.9%)
CenterPoint Energy Inc.	978,100	22,975
Public Service
Enterprise Group Inc.	654,900	21,389
Entergy Corp.	225,900	15,741
		60,105
Total Common Stocks
(Cost $856,678)		998,137
Temporary Cash Investment (2.9%)
Money Market Fund (2.9%)
1 Vanguard Market
Liquidity Fund, 0.127%
(Cost $29,783)	29,782,950	29,783
Total Investments (100.3%)
(Cost $886,461)		1,027,920
Other Assets and Liabilities (–0.3%)
Other Assets		2,329
Liabilities		(5,043)
		(2,714)
Net Assets (100%)
Applicable to 63,947,478 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,025,206
Net Asset Value Per Share		$16.03

At June 30, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	859,313
Undistributed Net Investment Income	9,944
Accumulated Net Realized Gains	14,490
Unrealized Appreciation (Depreciation)	141,459
Net Assets	1,025,206

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Diversified Value Portfolio

Statement of Operations

Six Months Ended
June 30, 2013
($000)
Investment Income
Income
Dividends	13,436
Interest[1]	24
Total Income	13,460
Expenses
Investment Advisory Fees—Note B
Basic Fee	605
Performance Adjustment	(43)
The Vanguard Group—Note C
Management and Administrative	994
Marketing and Distribution	88
Custodian Fees	9
Shareholders’ Reports	9
Trustees’ Fees and Expenses	1
Total Expenses	1,663
Net Investment Income	11,797
Realized Net Gain (Loss) on
Investment Securities Sold	25,741
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	90,100
Net Increase (Decrease) in Net Assets
Resulting from Operations	127,638

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	11,797	21,508
Realized Net Gain (Loss)	25,741	29,675
Change in Unrealized Appreciation (Depreciation)	90,100	70,796
Net Increase (Decrease) in Net Assets Resulting from Operations	127,638	121,979
Distributions
Net Investment Income	(21,580)	(18,488)
Realized Capital Gain	—	—
Total Distributions	(21,580)	(18,488)
Capital Share Transactions
Issued	85,055	133,833
Issued in Lieu of Cash Distributions	21,580	18,488
Redeemed	(55,880)	(119,470)
Net Increase (Decrease) from Capital Share Transactions	50,755	32,851
Total Increase (Decrease)	156,813	136,342
Net Assets
Beginning of Period	868,393	732,051
End of Period[2]	1,025,206	868,393

1 Interest income from an affiliated company of the portfolio was $24,000.
2 Net Assets—End of Period includes undistributed net investment income of $9,944,000 and $19,727,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Diversified Value Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$14.31	$12.57	$12.33	$11.55	$9.57	$16.33
Investment Operations
Net Investment Income	.183	.358	.315	.249	.303	.410
Net Realized and Unrealized Gain (Loss)
on Investments	1.890	1.702	.175	.821	2.097	(5.960)
Total from Investment Operations	2.073	2.060	.490	1.070	2.400	(5.550)
Distributions
Dividends from Net Investment Income	(.353)	(.320)	(.250)	(.290)	(.420)	(.390)
Distributions from Realized Capital Gains	—	—	—	—	—	(.820)
Total Distributions	(.353)	(.320)	(.250)	(.290)	(.420)	(1.210)
Net Asset Value, End of Period	$16.03	$14.31	$12.57	$12.33	$11.55	$9.57

Total Return	14.60%	16.50%	3.92%	9.33%	26.92%	–36.14%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,025	$868	$732	$771	$718	$594
Ratio of Total Expenses to
Average Net Assets[1]	0.35%	0.35%	0.39%	0.40%	0.42%	0.37%
Ratio of Net Investment Income to
Average Net Assets	2.46%	2.65%	2.41%	2.15%	2.95%	3.05%
Portfolio Turnover Rate	20%	14%	14%	12%	24%	15%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), (0.01%), (0.02%), (0.01%), and (0.02%).

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Diversified Value Portfolio

Notes to Financial Statements

Vanguard Diversified Value Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2009–2012), and for the period ended June 30, 2013, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Barrow, Hanley, Mewhinney & Strauss, LLC, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio’s performance for the preceding three years relative to the MSCI Prime Market 750 Index. For the six months ended June 30, 2013, the investment advisory fee represented an effective annual basic rate of 0.13% of the portfolio’s average net assets before a decrease of $43,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2013, the portfolio had contributed capital of $126,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.05% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At June 30, 2013, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Vanguard Diversified Value Portfolio

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2012, the portfolio had available capital losses totaling $11,223,000 to offset future net capital gains through December 31, 2018. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2013; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At June 30, 2013, the cost of investment securities for tax purposes was $886,461,000. Net unrealized appreciation of investment securities for tax purposes was $141,459,000, consisting of unrealized gains of $229,607,000 on securities that had risen in value since their purchase and $88,148,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2013, the portfolio purchased $125,706,000 of investment securities and sold $94,129,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2013	December 31, 2012
	Shares	Shares
	(000)	(000)
Issued	5,444	9,788
Issued in Lieu of Cash Distributions	1,407	1,348
Redeemed	(3,580)	(8,717)
Net Increase (Decrease) in Shares Outstanding	3,271	2,419

At June 30, 2013, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 37% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. In preparing the financial statements as of June 30, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Vanguard Diversified Value Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Diversified Value Portfolio	12/31/2012	6/30/2013	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,145.97	$1.86
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.06	1.76

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.35%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard Diversified Value Portfolio

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Variable Insurance Fund Diversified Value Portfolio has renewed the portfolio’s investment advisory agreement with Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley). The board determined that the retention of Barrow Hanley was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Barrow Hanley, founded in 1979, is known for its commitment to value investing. A subsidiary of Old Mutual Asset Managers, Barrow Hanley remains independently managed. Using a combination of in-depth fundamental research and valuation forecasts, Barrow Hanley seeks stocks offering strong fundamentals and price appreciation potential, with below average price-to-earnings and price-to-book value ratios, and above-average current yields. The firm has managed the portfolio since its inception in 1999.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of Barrow Hanley in determining whether to approve the advisory fee because Barrow Hanley is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the portfolio realizes economies of scale that are built into the advisory fee rate negotiated with Barrow Hanley without any need for asset-level breakpoints. The advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group.

The board will consider whether to renew the advisory agreement again after a one-year period.

Vanguard® Equity Income Portfolio

Vanguard Equity Income Portfolio returned 15.27% for the six months ended June 30, 2013, behind the 16.12% return of the FTSE High Dividend Yield Index but a few steps ahead of the average return of peer funds. The portfolio is invested in holdings that the advisors believe offer the potential not only for sustainable dividends but also for price appreciation. Such value-oriented stocks remained in favor with investors.

At the end of June, the portfolio’s 30-day SEC yield stood at 2.70%, down slightly from December 2012 but almost 1 percentage point higher than the broad stock market’s yield as reflected in Vanguard Total Stock Market Index Portfolio.

Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Double-digit gains were tempered by some relative weakness
Reflecting its dividend-focused mandate, the Equity Income Portfolio held more than two-thirds of its assets, on average, in five sectors that are home to many slower-growing, blue-chip companies: consumer staples, energy, financials, health care, and industrials. Four of these posted solid double-digit gains, and the fifth, energy, wasn’t far behind.

Some of the brightest spots were in financials and health care, which together accounted for about one-third of the portfolio’s six-month return. Banks continued to put distance between the financial crisis and their balance sheets, and pharmaceutical firms profited from stronger pipelines of new drugs and favorable regulatory rulings. Industrial giants and household-brand consumer staples companies also contributed notably.

Notwithstanding these successes, the advisors’ selections among energy, information technology, and financial stocks were weak compared with the benchmark. Shares of some global energy behemoths that are not part of the index weighed on returns, as did stakes in some semiconductor firms. On the plus side, the portfolio’s electric utility holdings and avoidance of some mining companies boosted relative performance.

It’s worth noting that the portfolio reached its 20-year milestone in June. From day one, it has remained true to its mandate of focusing solely on high-dividend-paying stocks.

For more on the portfolio’s strategy and positioning, please see the Advisors’ Report that follows.

In pursuing investment goals, your long-term asset mix is key
It’s understandable that investors have been attracted by dividend-paying stocks during what has been a protracted period of unusually low interest rates. But in the quest for yield, it’s important not to lose sight of your long-term goals—and of the fact that stocks play a different role in a portfolio than bonds.

Whether you are investing in higher-yielding stocks or any other asset or sub-asset class, Vanguard recommends that you stay focused on an overall allocation that is consistent with your investment goals, risk tolerance, and time horizon.

Total Returns
Six Months Ended
June 30, 2013
Vanguard Equity Income Portfolio	15.27%
FTSE High Dividend Yield Index	16.12
Variable Insurance Equity Income Funds Average[1]	13.60

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Equity Income
	Portfolio	Funds Average
Equity Income Portfolio	0.33%	0.88%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2013, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2013, the Equity Income Portfolio’s annualized expense ratio was 0.32%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2012.

Vanguard Equity Income Portfolio

Advisors’ Report

For the six months ended June 30, 2013, the Equity Income Portfolio returned 15.27%. The FTSE High Dividend Yield Index returned 16.12%, and peer funds returned an average of 13.60%. The portfolio is managed by two independent advisors, a strategy that enhances diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also provided a discussion of the investment environment that existed during the first half of 2013 and of the effect of this environment on the portfolio’s positioning. These reports were prepared on July 12, 2013.

Wellington Management Company, LLP

Portfolio Manager:
W. Michael Reckmeyer, III, CFA, Senior Vice President

Equity markets continued their upward momentum in the first half of 2013. The markets have been supported by aggressive monetary policy, but this appears to be changing, given Federal Reserve Chairman Ben Bernanke’s comments about the possibility of winding down the Fed’s quantitative easing in late 2013 and 2014.

His comments led to a sharp increase in interest rates and may have signaled an inflection point for global liquidity. Although we don’t expect higher interest rates to disrupt the improving domestic economy, the risk of unintended consequences will exist as this process unfolds.

The U.S. economy continues to improve, albeit at moderate growth rates. We anticipate that the pace of U.S. economic growth will pick up in the second half of 2013 as the negative effects of tax reform and sequestration moderate. Several factors support this outlook, including ongoing improvement in the housing and automobile markets, the resurgence of U.S. manufacturing, and the rise of the oil shale industry.

Economic activity in Europe remains lackluster, with growth about flat. Germany and the United Kingdom are experiencing expansion, but this is being offset by continued sluggishness in southern Europe. We are seeing some evidence of stabilization in these challenged economies and are hopeful for 2014.

Chinese economic growth has been disappointing. The government seems focused on reining in the shadow banking system and shutting down inefficient manufacturing capacity, with a goal of shifting to a more consumer-driven economy. This is resulting in slower progress and a risk that the transition may be more disruptive than expected.

Our significant purchases during the past six months included new positions in Suncor Energy, Verizon Communications, Time Warner Cable, and health care provider Baxter International. We eliminated our holdings in American Electric Power and PPL as they achieved our target prices, and sold out of Swiss Re, Kohl’s, and Darden Restaurants because of their eroding fundamentals.

Vanguard Equity Investment Group

Portfolio Managers:
James P. Stetler, Principal

James D. Troyer, CFA, Principal

Michael R. Roach, CFA

In the first six months of 2013, U.S. equities experienced two very different quarters, with dividend-yielding shares performing a bit better than the overall market. The broad U.S. equity market, as measured by the Russell 3000 Index, was up 11.07% in the first quarter. During this period corporate earnings surpassed their October 2007 peak, marking an 8% increase over that time and a 125% increase since the market bottom in March 2009. (Earnings here are measured by the trailing 12-month earnings per share of the S&P 500 Index.)

The strong equity performance began to cool off in mid-May, ending with a gain of just 2.69% for the second quarter.

Vanguard Equity Income Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	63	511	Employs a fundamental approach to identify desirable
Company, LLP			individual stocks, seeking those that typically offer
			above-average dividend yields, below-average
			valuations, and the potential for dividend increases
			in the future.
Vanguard Equity Investment Group	34	274	Uses quantitative management, making the primary
			assessment of a company’s future prospects by
			evaluating its current valuation characteristics, market
			sentiment, and earnings quality.
Cash Investments	3	30	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

Vanguard Equity Income Portfolio

This reversal came on the heels of the Federal Reserve’s signal that it might start to wind down its quantitative easing policy if improvement continued in some economic indicators, such as employment and housing. Adding to concerns were disappointing data from China and Japan and continued woes in most European economies.

Within the high-dividend-yield universe, all ten sector groups provided gains for the half year, with technology, financial, and consumer discretionary stocks in the lead. Materials companies offered the smallest returns.

The six-month results for our stock selection models, which we use to rank companies against their industry peers, were mixed. Our quality, market sentiment, and valuation models were successful in identifying the top-performing companies and raised overall performance, but our management decisions and growth indicators detracted.

Our individual company selection boosted performance in six sectors and disappointed in four. Materials, utilities, and consumer discretionary stocks added the most to our returns relative to the benchmark.

In consumer discretionary, overweight positions in H&R Block, Gannett, and GameStop were the major contributors. In materials and utilities, we benefited the most from underweight allocations or lack of exposure to Freeport McMoRan, Newmont Mining, FirstEnergy, and Southern Company. However, overweight positions in Huntsman, Glatfelter, and Vectren also helped.

Company selections in health care, consumer staples, and energy were net detractors from our relative returns. Kimberly-Clark and Altria in consumer staples and Valero and ConocoPhillips in energy did not perform as expected, while underweight positions in Bristol-Myers Squibb and Johnson & Johnson in health care hurt our overall relative results.

Vanguard Equity Income Portfolio

Portfolio Profile
As of June 30, 2013

Portfolio Characteristics
		Comparative Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	139	390	3,622
Median Market Cap	$83.0B	$121.9B	$38.5B
Price/Earnings Ratio	15.4x	16.0x	18.4x
Price/Book Ratio	2.4x	2.4x	2.3x
Yield[3]	2.7%	3.3%	2.0%
Return on Equity	18.6%	18.7%	16.4%
Earnings Growth Rate	6.7%	4.9%	10.7%
Foreign Holdings	8.3%	0.0%	0.0%
Turnover Rate[4]	36%	—	—
Expense Ratio[5]	0.33%	—	—
Short-Term Reserves	3.2%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.99	0.91
Beta	1.02	0.77

Sector Diversification (% of equity exposure)
	Comparative Broad
Portfolio		Index[1]	Index[2]
Consumer Discretionary	7.7%	5.8%	13.0%
Consumer Staples	13.0	16.4	9.2
Energy	12.5	12.8	9.7
Financials	14.9	12.4	17.9
Health Care	13.3	12.0	12.3
Industrials	13.7	12.5	11.1
Information Technology	11.0	10.6	17.2
Materials	3.7	3.8	3.7
Telecommunication
Services	3.7	5.4	2.5
Utilities	6.5	8.3	3.4

Ten Largest Holdings[6] (% of total net assets)

Johnson & Johnson	Pharmaceuticals	3.9%
Chevron Corp.	Integrated Oil & Gas	3.7
Exxon Mobil Corp.	Integrated Oil & Gas	3.6
Microsoft Corp.	Systems Software	3.6
Wells Fargo & Co.	Diversified Banks	3.3
JPMorgan Chase & Co.	Diversified
	Financial Services	3.0
Merck & Co. Inc.	Pharmaceuticals	2.7
General Electric Co.	Industrial
	Conglomerates	2.7
Pfizer Inc.	Pharmaceuticals	2.2
AT&T Inc.	Integrated
	Telecommunication
	Services	2.0
Top Ten		30.7%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 FTSE High Dividend Yield Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 30, 2013, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2013, the Equity Income Portfolio’s annualized expense ratio was 0.32%.
6 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Equity Income Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2002–June 30, 2013

Average Annual Total Returns: Periods Ended June 30, 2013

	Inception Date	One Year	Five Years	Ten Years
Equity Income Portfolio	6/7/1993	21.69%	8.97%	8.59%

1 Six months ended June 30, 2013.
2 Russell 1000 Value Index through July 31, 2007; FTSE High Dividend Yield Index thereafter.
See Financial Highlights for dividend and capital gains information.

Vanguard Equity Income Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2013

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (96.0%)[1]
Consumer Discretionary (7.2%)
Lowe’s Cos. Inc.	344,300	14,082
Time Warner Cable Inc.	74,600	8,391
McDonald’s Corp.	72,996	7,227
WPP plc	333,639	5,703
Mattel Inc.	118,000	5,347
Thomson Reuters Corp.	142,000	4,625
Ford Motor Co.	216,400	3,348
GameStop Corp. Class A	42,400	1,782
Gannett Co. Inc.	67,800	1,658
Wynn Resorts Ltd.	12,800	1,638
Brinker International Inc.	38,800	1,530
Home Depot Inc.	19,700	1,526
Las Vegas Sands Corp.	14,700	778
Cracker Barrel Old Country
Store Inc.	7,500	710
Carnival Corp.	11,900	408
Tupperware Brands Corp.	1,600	124
		58,877
Consumer Staples (12.5%)
Philip Morris
International Inc.	171,773	14,879
Kraft Foods Group Inc.	212,484	11,871
Procter & Gamble Co.	143,000	11,010
PepsiCo Inc.	113,400	9,275
Unilever NV	231,400	9,096
Altria Group Inc.	205,180	7,179
Sysco Corp.	190,300	6,501
General Mills Inc.	121,300	5,887
Coca-Cola Co.	132,024	5,295
Wal-Mart Stores Inc.	63,185	4,707
Kimberly-Clark Corp.	45,260	4,396
Anheuser-Busch
InBev NV ADR	27,200	2,455
Imperial Tobacco Group plc	58,200	2,018
British American
Tobacco plc	33,583	1,722
JM Smucker Co.	14,300	1,475
Safeway Inc.	58,900	1,394
Reynolds American Inc.	23,850	1,154
Walgreen Co.	23,000	1,017
Dr Pepper Snapple Group Inc.	2,200	101
		101,432
Energy (11.9%)
Chevron Corp.	253,100	29,952
Exxon Mobil Corp.	324,550	29,323
ConocoPhillips	153,520	9,288
Royal Dutch Shell plc
Class B	249,890	8,276
Occidental Petroleum Corp.	89,000	7,941
Suncor Energy Inc.	194,400	5,733
BP plc ADR	91,500	3,819

		Market
		Value•
	Shares	($000)
Marathon Petroleum Corp.	15,500	1,101
Valero Energy Corp.	28,000	974
Phillips 66	8,400	495
		96,902
Exchange-Traded Fund (0.9%)
2 Vanguard Value ETF	104,300	7,062

Financials (14.1%)
Wells Fargo & Co.	651,800	26,900
JPMorgan Chase & Co.	463,700	24,479
Marsh & McLennan
Cos. Inc.	381,900	15,245
BlackRock Inc.	40,900	10,505
PNC Financial Services
Group Inc.	107,500	7,839
ACE Ltd.	80,400	7,194
M&T Bank Corp.	51,900	5,800
Chubb Corp.	66,960	5,668
Aflac Inc.	42,600	2,476
Fifth Third Bancorp	111,700	2,016
Huntington
Bancshares Inc.	217,500	1,714
Axis Capital Holdings Ltd.	34,600	1,584
PartnerRe Ltd.	17,000	1,540
Allstate Corp.	30,300	1,458
Montpelier Re Holdings Ltd.	6,800	170
		114,588
Health Care (12.7%)
Johnson & Johnson	367,786	31,578
Merck & Co. Inc.	478,974	22,248
Pfizer Inc.	627,899	17,588
Roche Holding AG	39,711	9,856
Baxter International Inc.	61,400	4,253
AbbVie Inc.	95,200	3,936
AstraZeneca plc ADR	79,200	3,746
Zoetis Inc.	112,667	3,480
Eli Lilly & Co.	67,720	3,327
Bristol-Myers Squibb Co.	31,660	1,415
Becton Dickinson and Co.	13,600	1,344
Medtronic Inc.	8,100	417
PDL BioPharma Inc.	25,000	193
		103,381
Industrials (13.1%)
General Electric Co.	939,552	21,788
3M Co.	134,400	14,697
United Technologies Corp.	142,000	13,197
Eaton Corp. plc	160,500	10,563
United Parcel Service Inc.
Class B	109,700	9,487
Stanley Black & Decker Inc.	89,000	6,880
Illinois Tool Works Inc.	83,200	5,755
Boeing Co.	41,300	4,231
Lockheed Martin Corp.	38,700	4,197

		Market
		Value•
	Shares	($000)
Waste Management Inc.	99,100	3,997
Northrop Grumman Corp.	27,868	2,307
Schneider Electric SA	31,406	2,281
Raytheon Co.	33,800	2,235
L-3 Communications
Holdings Inc.	19,800	1,698
Avery Dennison Corp.	34,900	1,492
Honeywell International Inc.	18,200	1,444
Emerson Electric Co.	6,800	371
Deluxe Corp.	5,000	173
		106,793
Information Technology (10.3%)
Microsoft Corp.	839,800	28,998
Intel Corp.	577,100	13,977
Cisco Systems Inc.	565,100	13,737
Analog Devices Inc.	213,800	9,634
Xilinx Inc.	120,500	4,773
Maxim Integrated
Products Inc.	129,900	3,609
Texas Instruments Inc.	63,400	2,211
Seagate Technology plc	47,000	2,107
Applied Materials Inc.	130,400	1,944
Accenture plc Class A	18,900	1,360
Computer Sciences Corp.	29,900	1,309
Broadridge Financial
Solutions Inc.	19,900	529
		84,188
Materials (3.5%)
International Paper Co.	165,500	7,333
EI du Pont
de Nemours & Co.	132,691	6,966
Dow Chemical Co.	145,200	4,671
Nucor Corp.	94,800	4,107
LyondellBasell Industries
NV Class A	32,400	2,147
PPG Industries Inc.	9,667	1,415
Schweitzer-Mauduit
International Inc.	26,300	1,312
Packaging Corp. of America	7,200	353
Huntsman Corp.	12,900	214
		28,518
Telecommunication Services (3.6%)
AT&T Inc.	459,160	16,254
Verizon
Communications Inc.	189,802	9,555
CenturyLink Inc.	62,700	2,216
Vodafone Group plc ADR	38,300	1,101
		29,126

Vanguard Equity Income Portfolio

			Market
			Value•
		Shares	($000)
Utilities (6.2%)
	UGI Corp.	186,000	7,274
	National Grid plc	612,528	6,943
	Xcel Energy Inc.	207,200	5,872
	NextEra Energy Inc.	56,240	4,582
	Northeast Utilities	98,500	4,139
	American Electric
	Power Co. Inc.	45,500	2,038
	Edison International	42,000	2,023
	Entergy Corp.	26,800	1,867
	DTE Energy Co.	27,600	1,850
	CenterPoint Energy Inc.	71,200	1,673
	CMS Energy Corp.	60,600	1,647
	Pinnacle West Capital Corp.	28,500	1,581
	AGL Resources Inc.	36,400	1,560
	Black Hills Corp.	30,800	1,502
	Portland General Electric Co.	45,600	1,395
	UNS Energy Corp.	30,100	1,346
	Dominion Resources Inc.	18,750	1,065
	Otter Tail Corp.	30,500	866
	PG&E Corp.	16,100	736
	Duke Energy Corp.	6,700	452
	NV Energy Inc.	9,000	211
	Southern Co.	3,300	146
	Westar Energy Inc.	4,000	128
			50,896
Total Common Stocks
(Cost $642,771)			781,763
Temporary Cash Investments (6.2%)[1]
Money Market Fund (5.3%)
3	Vanguard Market Liquidity
	Fund, 0.127%	43,291,307	43,291

		Face
		Amount
		($000)
Repurchase Agreement (0.5%)
	BNP Paribas Securities
	Corp. 0.140%, 7/1/13
	(Dated 6/28/13,
	Repurchase Value
	$3,800,000 collateralized
	by Government National
	Mortgage Assn.,
	2.490%–7.500%,
	6/15/18–12/15/42, with a
	value of $3,876,000)	3,800	3,800

U.S. Government and Agency Obligations (0.4%)
[4,5]	Fannie Mae Discount
	Notes, 0.110%, 8/21/13	500	500
4	Fannie Mae Discount
	Notes, 0.098%, 11/6/13	500	500

		Market
		Value•
		($000)
[5,6] Federal Home Loan Bank
Discount Notes, 0.095%,
10/4/13	200	200
[5,6] Federal Home Loan Bank
Discount Notes, 0.150%,
12/20/13	1,000	999
[4,5] Freddie Mac Discount
Notes, 0.130%, 9/16/13	600	600
[4,5] Freddie Mac Discount
Notes, 0.100%, 11/12/13	1,000	999
		3,798
Total Temporary Cash Investments
(Cost $50,891)		50,889
Total Investments (102.2%)
(Cost $693,662)		832,652
Other Assets and Liabilities (–2.2%)
Other Assets		2,279
Liabilities		(20,274)
		(17,995)
Net Assets (100%)
Applicable to 41,108,845 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		814,657
Net Asset Value Per Share		$19.82

At June 30, 2013, net assets consisted of:
		Amount
		($000)
Paid-in Capital		654,597
Undistributed Net Investment Income		9,487
Accumulated Net Realized Gains		11,840
Unrealized Appreciation (Depreciation)
Investment Securities		138,990
Futures Contracts		(254)
Foreign Currencies		(3)
Net Assets		814,657

• See Note A in Notes to Financial Statements.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 98.9% and 3.3%, respectively, of net assets.
2 Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Securities with a value of $1,699,000 have been segregated as initial margin for open futures contracts.
6 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Income Portfolio

Statement of Operations

Six Months Ended
June 30, 2013
($000)
Investment Income
Income
Dividends[1,2]	11,957
Interest[1]	25
Securities Lending	15
Total Income	11,997
Expenses
Investment Advisory Fees—Note B
Basic Fee	342
Performance Adjustment	2
The Vanguard Group—Note C
Management and Administrative	782
Marketing and Distribution	61
Custodian Fees	20
Shareholders’ Reports	11
Trustees’ Fees and Expenses	1
Total Expenses	1,219
Net Investment Income	10,778
Realized Net Gain (Loss)
Investment Securities Sold[1]	28,706
Futures Contracts	3,820
Foreign Currencies	(4)
Realized Net Gain (Loss)	32,522
Change in Unrealized
Appreciation (Depreciation)
Investment Securities	61,161
Futures Contracts	(183)
Foreign Currencies	(5)
Change in Unrealized
Appreciation (Depreciation)	60,973
Net Increase (Decrease) in Net Assets
Resulting from Operations	104,273

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	10,778	18,778
Realized Net Gain (Loss)	32,522	31,136
Change in Unrealized Appreciation (Depreciation)	60,973	27,655
Net Increase (Decrease) in Net Assets Resulting from Operations	104,273	77,569
Distributions
Net Investment Income	(18,855)	(15,090)
Realized Capital Gain	—	—
Total Distributions	(18,855)	(15,090)
Capital Share Transactions
Issued	70,893	103,954
Issued in Lieu of Cash Distributions	18,855	15,090
Redeemed	(32,739)	(72,485)
Net Increase (Decrease) from Capital Share Transactions	57,009	46,559
Total Increase (Decrease)	142,427	109,038
Net Assets
Beginning of Period	672,230	563,192
End of Period[3]	814,657	672,230

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $81,000, $19,000, and $0, respectively.
2 Dividends are net of foreign withholding taxes of $93,000.
3 Net Assets—End of Period includes undistributed net investment income of $9,487,000 and $17,568,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Income Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$17.63	$15.93	$14.78	$13.26	$12.08	$19.79
Investment Operations
Net Investment Income	.253	.481	.417	.374	.414	.590
Net Realized and Unrealized Gain (Loss)
on Investments	2.420	1.632	1.088	1.540	1.401	(6.190)
Total from Investment Operations	2.673	2.113	1.505	1.914	1.815	(5.600)
Distributions
Dividends from Net Investment Income	(.483)	(.413)	(.355)	(.394)	(.600)	(.600)
Distributions from Realized Capital Gains	—	—	—	—	(.035)	(1.510)
Total Distributions	(.483)	(.413)	(.355)	(.394)	(.635)	(2.110)
Net Asset Value, End of Period	$19.82	$17.63	$15.93	$14.78	$13.26	$12.08

Total Return	15.27%	13.40%	10.27%	14.71%	16.77%	–30.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$815	$672	$563	$474	$409	$381
Ratio of Total Expenses to
Average Net Assets[1]	0.32%	0.33%	0.33%	0.35%	0.35%	0.29%
Ratio of Net Investment Income to
Average Net Assets	2.86%	2.99%	2.92%	2.82%	3.36%	3.65%
Portfolio Turnover Rate	36%	28%	27%	40%	56%	60%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, 0.01%, 0.01%, 0.02% and 0.01%.

Notes to Financial Statements

Vanguard Equity Income Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

Vanguard Equity Income Portfolio

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses). Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange; monitors the financial strength of its clearing brokers and clearinghouse; and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

During the six months ended June 30, 2013, the portfolio’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

4. Repurchase Agreements: The portfolio may enter into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of pre-qualified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio.

5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2009–2012), and for the period ended June 30, 2013, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the portfolio may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of pre-qualified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

Vanguard Equity Income Portfolio

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, llp, provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company, llp, is subject to quarterly adjustments based on performance for the preceding three years relative to the FTSE High Dividend Yield Index.

The Vanguard Group provides investment advisory services to a portion of the portfolio on an at-cost basis; the portfolio paid Vanguard advisory fees of $106,000 for the six months ended June 30, 2013.

For the six months ended June 30, 2013, the aggregate investment advisory fee represented an effective annual basic rate of 0.09% of the portfolio’s average net assets, before an increase of $2,000 (0.00%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2013, the portfolio had contributed capital of $98,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.04% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	744,963	36,800	—
Temporary Cash Investments	43,291	7,598	—
Futures Contracts—Liabilities[1]	(109)	—	—
Total	788,145	44,398	—
1 Represents variation margin on the last day of the reporting period.

E. At June 30, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	September 2013	750	13,194	(279)
E-mini S&P 500 Index	September 2013	150	10,636	25

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Vanguard Equity Income Portfolio

During the six months ended June 30, 2013, the portfolio realized net foreign currency losses of $4,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2012, the portfolio had available capital losses totaling $20,776,000 to offset future net capital gains through December 31, 2017. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2013; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At June 30, 2013, the cost of investment securities for tax purposes was $693,662,000. Net unrealized appreciation of investment securities for tax purposes was $138,990,000, consisting of unrealized gains of $148,955,000 on securities that had risen in value since their purchase and $9,965,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended June 30, 2013, the portfolio purchased $189,171,000 of investment securities and sold $130,184,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2013	December 31, 2012
	Shares	Shares
	(000)	(000)
Issued	3,683	6,168
Issued in Lieu of Cash Distributions	990	901
Redeemed	(1,696)	(4,298)
Net Increase (Decrease) in Shares Outstanding	2,977	2,771

At June 30, 2013, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 76% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. In preparing the financial statements as of June 30, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Vanguard Equity Income Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Income Portfolio	12/31/2012	6/30/2013	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,152.72	$1.71
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.21	1.61

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.32%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard Equity Income Portfolio

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Variable Insurance Fund Equity Income Portfolio has renewed the portfolio’s investment advisory arrangements with Wellington Management Company, llp (Wellington Management), and The Vanguard Group, Inc. (Vanguard), through its Equity Investment Group. The board determined that the retention of the advisors was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Wellington Management. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. The portfolio manager is backed by a well-tenured team of research analysts who conduct detailed fundamental analysis of their respective industries and companies. Wellington Management has provided high-quality advisory services for the portfolio and has demonstrated strong organizational depth and stability over both the short and long term. The firm has advised a portion of the portfolio since 2003.

Vanguard. Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the portfolio since 2003.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted the continuation of the advisory arrangements.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for shareholders.

The benefit of economies of scale
The board concluded that the portfolio realizes economies of scale that are built into the advisory fee rate negotiated with Wellington Management without any need for asset-level breakpoints. Wellington Management’s advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group. The board also concluded that the portfolio’s at-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as the portfolio’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Vanguard® Equity Index Portfolio

Vanguard Equity Index Portfolio returned 13.72% for the six months ended June 30, 2013, as the U.S. stock market rose sharply for the first five months before stepping backward slightly in June. The portfolio’s performance was in line with that of its benchmark index (13.82%) and about even with the average return of peer funds (13.70%).

The table below shows the returns of your portfolio and its comparative standards for the half year.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

All ten sectors recorded gains, with financials leading the way
For most of the period, U.S. stocks were on the ascent amid signs that the housing recovery was progressing and the job market was perking up. The S&P 500 Index, whose performance Vanguard Equity Index Portfolio seeks to track, achieved a succession of new highs in March, April, and May amid solid corporate earnings and encouraging U.S. economic data.

But markets turned rocky after Federal Reserve Chairman Ben Bernanke said June 19 that the central bank might decide to begin scaling back its stimulative bond-buying later this year. Still, U.S. stocks remained a safe haven for many investors anxious about unrest in Brazil and the Middle East, the recession in Europe, and signs of trouble in China’s economy.

All ten industry sectors posted positive returns in the Equity Index Portfolio, with six of them recording double-digit returns. Financial, health care, and consumer discretionary stocks contributed the most.

Financials, the second-largest sector, contributed more than a fifth of the portfolio’s overall return. Diversified financial services companies and commercial banks profited from better lending conditions and the recovering housing market. Asset managers also thrived.

Results were solid for health care and consumer discretionary stocks
Health care was the next-largest contributor to return. Pharmaceutical and biotech companies were among the best performers as the industry continued to benefit from favorable rulings by the Food and Drug Administration and improved pipelines of new medicines.

The consumer discretionary sector also performed strongly. U.S. consumers were more confident about the economy and employment than they have been in several years. They spent more on entertainment, shopping, and eating out. Media companies notched gains, as did specialty retailers, hotels, and restaurants.

The portfolio did not benefit as much from its large weighting (about 18% of assets, on average) in information technology. Some personal computer makers did better by cutting costs. But the sector was hurt most by its holdings in the tablet and smartphone business; competition in it is fierce, and several key players fell short of earnings expectations as new products failed to deliver.

Look past the inevitable bumps, and stay focused on the long term
The recent optimism in the U.S. stock market faded quickly in the last month of the fiscal half year. The swing in sentiment is a good reminder of how quickly market conditions can change and how futile it is to try to predict short-term trends.

At Vanguard, we encourage our clients to stay focused on their long-term plans rather than on the market’s unpredictable ups and downs. Maintaining a portfolio that includes a broadly diversified and steady combination of stocks, bonds, and cash investments consistent with your long-term goals and risk tolerance can help you stay the course amid sporadic short-term turbulence. The Equity Index Portfolio can play a crucial role in such a portfolio by providing broad and low-cost exposure to the large-capitalization segment of the U.S. equity market.

Total Returns
Six Months Ended
June 30, 2013
Vanguard Equity Index Portfolio	13.72%
S&P 500 Index	13.82
Variable Insurance Large-Cap Core Funds Average[1]	13.70

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Large-Cap Core
	Portfolio	Funds Average
Equity Index Portfolio	0.17%	0.40%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2013, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2013, the portfolio’s annualized expense ratio was 0.16%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2012.

Vanguard Equity Index Portfolio

Portfolio Profile
As of June 30, 2013

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	501	500	3,622
Median Market Cap	$61.8B	$61.8B	$38.5B
Price/Earnings Ratio	17.2x	17.2x	18.4x
Price/Book Ratio	2.4x	2.4x	2.3x
Yield[3]	2.0%	2.2%	2.0%
Return on Equity	18.0%	17.9%	16.4%
Earnings Growth Rate	10.5%	10.5%	10.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	6%	—	—
Expense Ratio[5]	0.17%	—	—
Short-Term Reserves	0.2%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	1.00
Beta	1.00	0.95

Sector Diversification (% of equity exposure)
		Target	Broad
Portfolio		Index[1]	Index[2]
Consumer Discretionary	12.2%	12.2%	13.0%
Consumer Staples	10.5	10.5	9.2
Energy	10.5	10.5	9.7
Financials	16.7	16.7	17.9
Health Care	12.7	12.7	12.3
Industrials	10.2	10.2	11.1
Information Technology	17.8	17.8	17.2
Materials	3.3	3.3	3.7
Telecommunication
Services	2.8	2.8	2.5
Utilities	3.3	3.3	3.4

Ten Largest Holdings[6] (% of total net assets)

Exxon Mobil Corp.	Integrated Oil
	& Gas	2.8%
Apple Inc.	Computer Hardware	2.6
Microsoft Corp.	Systems Software	1.8
Johnson & Johnson	Pharmaceuticals	1.7
General Electric Co.	Industrial
	Conglomerates	1.7
Google Inc. Class A	Internet Software
	& Services	1.6
Chevron Corp.	Integrated Oil
	& Gas	1.6
Procter & Gamble Co.	Household Products	1.5
Berkshire Hathaway Inc.	Property &
	Casualty Insurance	1.4
Wells Fargo & Co.	Diversified Banks	1.4
Top Ten		18.1%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds) its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 S&P 500 Index.
2 Dow Jones U.S. Total Stock Market Float-Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 30, 2013, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2013, the annualized expense ratio was 0.16%.
6 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Equity Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2002–June 30, 2013

Average Annual Total Returns: Periods Ended June 30, 2013

	Inception Date	One Year	Five Years	Ten Years
Equity Index Portfolio	4/29/1991	20.43%	6.92%	7.20%

1 Six months ended June 30, 2013.
See Financial Highlights for dividend and capital gains information.

Vanguard Equity Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2013

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.8%)[1]
Consumer Discretionary (12.2%)
	Walt Disney Co.	348,283	21,994
	Home Depot Inc.	282,405	21,878
	Comcast Corp. Class A	482,721	20,216
*	Amazon.com Inc.	70,423	19,556
	McDonald’s Corp.	193,924	19,198
	News Corp. Class A	384,892	12,547
	Ford Motor Co.	760,198	11,760
	Time Warner Inc.	180,264	10,423
	Starbucks Corp.	144,722	9,478
	NIKE Inc. Class B	140,060	8,919
	Target Corp.	124,025	8,540
	Lowe’s Cos. Inc.	207,436	8,484
*	priceline.com Inc.	9,971	8,247
	TJX Cos. Inc.	139,246	6,971
*	DIRECTV	107,923	6,650
	Time Warner Cable Inc.	56,307	6,333
	Yum! Brands Inc.	86,959	6,030
	Viacom Inc. Class B	86,247	5,869
	CBS Corp. Class B	110,238	5,387
*	General Motors Co.	148,918	4,960
	Johnson Controls Inc.	132,453	4,740
*	Discovery
	Communications Inc.
	Class A	47,332	3,655
	Macy’s Inc.	74,123	3,558
	VF Corp.	16,925	3,268
	Omnicom Group Inc.	50,029	3,145
	Coach Inc.	54,275	3,099
	Mattel Inc.	66,858	3,029
*	Bed Bath & Beyond Inc.	42,308	3,000
*	AutoZone Inc.	7,013	2,971
	Carnival Corp.	85,725	2,940
*	Dollar General Corp.	58,209	2,935
	Delphi Automotive plc	56,233	2,850
	Ross Stores Inc.	42,490	2,754
*	O’Reilly Automotive Inc.	21,434	2,414
	Harley-Davidson Inc.	43,436	2,381
	Starwood Hotels &
	Resorts Worldwide Inc.	37,547	2,373
	Gap Inc.	56,109	2,341
	Genuine Parts Co.	29,932	2,337
*	Netflix Inc.	10,833	2,287
	L Brands Inc.	46,427	2,287
*	Dollar Tree Inc.	43,328	2,203
*	Chipotle Mexican Grill Inc.
	Class A	5,969	2,175
	Ralph Lauren Corp. Class A	11,832	2,056
	Staples Inc.	128,451	2,037
*	CarMax Inc.	43,487	2,007
	Kohl’s Corp.	39,471	1,994
	Wynn Resorts Ltd.	15,422	1,974
	PVH Corp.	15,705	1,964
*	BorgWarner Inc.	22,332	1,924
	Marriott International Inc.
	Class A	46,204	1,865
	Whirlpool Corp.	15,325	1,753

			Market
			Value•
		Shares	($000)
	Nordstrom Inc.	28,746	1,723
	Tiffany & Co.	23,207	1,690
	Wyndham Worldwide Corp.	26,276	1,504
	Newell Rubbermaid Inc.	55,735	1,463
	H&R Block Inc.	52,618	1,460
	Best Buy Co. Inc.	51,812	1,416
	PetSmart Inc.	19,987	1,339
*	TripAdvisor Inc.	21,317	1,298
	Darden Restaurants Inc.	25,049	1,264
*	PulteGroup Inc.	65,825	1,249
	Interpublic Group of Cos. Inc.	82,667	1,203
	DR Horton Inc.	54,127	1,152
	Lennar Corp. Class A	31,945	1,151
	Family Dollar Stores Inc.	18,386	1,146
	Scripps Networks
	Interactive Inc. Class A	16,385	1,094
	Expedia Inc.	18,117	1,090
	Gannett Co. Inc.	44,332	1,084
	Comcast Corp.	26,563	1,054
*	Fossil Group Inc.	10,166	1,050
	Hasbro Inc.	22,290	999
	GameStop Corp. Class A	22,923	963
*	Urban Outfitters Inc.	21,309	857
	Leggett & Platt Inc.	27,544	856
	International Game
	Technology	50,143	838
	Garmin Ltd.	21,115	764
*	Goodyear Tire & Rubber Co.	47,484	726
	Harman International
	Industries Inc.	13,152	713
	Cablevision Systems Corp.
	Class A	41,823	703
	Abercrombie & Fitch Co.	15,039	681
*	JC Penney Co. Inc.	27,667	473
	Washington Post Co. Class B	882	427
*	AutoNation Inc.	7,581	329
			337,515
Consumer Staples (10.5%)
	Procter & Gamble Co.	530,006	40,805
	Coca-Cola Co.	740,704	29,710
	Philip Morris
	International Inc.	316,248	27,393
	PepsiCo Inc.	299,037	24,458
	Wal-Mart Stores Inc.	316,877	23,604
	Altria Group Inc.	388,437	13,591
	CVS Caremark Corp.	236,696	13,534
	Mondelez International Inc.
	Class A	345,103	9,846
	Colgate-Palmolive Co.	169,574	9,715
	Costco Wholesale Corp.	84,486	9,342
	Walgreen Co.	166,763	7,371
	Kimberly-Clark Corp.	74,319	7,219
	Kraft Foods Group Inc.	114,934	6,421
	General Mills Inc.	124,728	6,053
	Archer-Daniels-Midland Co.	127,440	4,322
	Sysco Corp.	114,736	3,919
	Kroger Co.	100,547	3,473
	Whole Foods Market Inc.	66,754	3,437
	Lorillard Inc.	73,063	3,191

			Market
			Value•
		Shares	($000)
	Kellogg Co.	49,018	3,148
	Mead Johnson Nutrition Co.	39,181	3,104
	Estee Lauder Cos. Inc.
	Class A	46,482	3,057
	Reynolds American Inc.	61,524	2,976
	ConAgra Foods Inc.	80,499	2,812
	Hershey Co.	28,997	2,589
	JM Smucker Co.	20,702	2,135
	Clorox Co.	25,487	2,119
	Brown-Forman Corp.
	Class B	29,289	1,979
	Beam Inc.	31,065	1,961
	Dr Pepper Snapple
	Group Inc.	39,442	1,812
	McCormick & Co. Inc.	25,565	1,799
	Avon Products Inc.	83,571	1,758
	Coca-Cola Enterprises Inc.	49,865	1,753
*	Monster Beverage Corp.	27,922	1,697
*	Constellation Brands Inc.
	Class A	29,805	1,554
	Campbell Soup Co.	34,430	1,542
	Molson Coors Brewing Co.
	Class B	30,360	1,453
	Tyson Foods Inc. Class A	54,832	1,408
	Safeway Inc.	46,592	1,102
	Hormel Foods Corp.	26,060	1,005
			290,167
Energy (10.5%)
	Exxon Mobil Corp.	859,857	77,688
	Chevron Corp.	375,009	44,379
	Schlumberger Ltd.	257,140	18,427
	ConocoPhillips	236,422	14,304
	Occidental Petroleum Corp.	155,860	13,907
	Anadarko Petroleum Corp.	96,923	8,329
	Halliburton Co.	180,212	7,519
	Phillips 66	119,661	7,049
	EOG Resources Inc.	52,641	6,932
	Apache Corp.	75,796	6,354
	National Oilwell Varco Inc.	82,643	5,694
	Marathon Oil Corp.	137,018	4,738
	Kinder Morgan Inc.	122,155	4,660
	Marathon Petroleum Corp.	62,766	4,460
	Spectra Energy Corp.	129,368	4,458
	Williams Cos. Inc.	131,966	4,285
	Noble Energy Inc.	69,386	4,166
	Baker Hughes Inc.	85,499	3,944
	Hess Corp.	57,686	3,836
	Pioneer Natural
	Resources Co.	26,414	3,823
	Devon Energy Corp.	72,923	3,783
	Valero Energy Corp.	105,463	3,667
*	Cameron International Corp.	48,057	2,939
	Cabot Oil & Gas Corp.	40,726	2,892
	Ensco plc Class A	45,043	2,618
*	FMC Technologies Inc.	45,910	2,556
*	Southwestern Energy Co.	67,896	2,480
	Range Resources Corp.	31,481	2,434
	EQT Corp.	29,071	2,307
	Murphy Oil Corp.	35,051	2,134
	Chesapeake Energy Corp.	100,143	2,041
	Noble Corp.	48,910	1,838
	Tesoro Corp.	26,263	1,374
	Helmerich & Payne Inc.	20,628	1,288
*	Denbury Resources Inc.	71,938	1,246
	CONSOL Energy Inc.	44,206	1,198
	QEP Resources Inc.	34,600	961
	Diamond Offshore
	Drilling Inc.	13,476	927
	Nabors Industries Ltd.	56,931	872
*	Rowan Cos. plc Class A	24,058	820

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	Peabody Energy Corp.	52,085	763
*	WPX Energy Inc.	38,622	732
*	Newfield Exploration Co.	26,138	624
			291,446
Financials (16.6%)
	Wells Fargo & Co.	952,504	39,310
	JPMorgan Chase & Co.	730,942	38,586
*	Berkshire Hathaway Inc.
	Class B	321,318	35,962
	Citigroup Inc.	588,416	28,226
	Bank of America Corp.	2,084,561	26,807
	American Express Co.	184,918	13,825
	US Bancorp	357,737	12,932
*	American International
	Group Inc.	285,508	12,762
	Goldman Sachs Group Inc.	83,370	12,610
	MetLife Inc.	211,703	9,688
	Simon Property Group Inc.	60,125	9,495
	PNC Financial Services
	Group Inc.	102,410	7,468
	Capital One Financial Corp.	112,956	7,095
	Prudential Financial Inc.	90,079	6,579
	Morgan Stanley	265,257	6,480
	Bank of New York
	Mellon Corp.	224,303	6,292
	BlackRock Inc.	24,143	6,201
	ACE Ltd.	65,800	5,888
	Travelers Cos. Inc.	72,772	5,816
	State Street Corp.	88,214	5,752
	American Tower Corporation	76,461	5,595
	Aflac Inc.	90,078	5,235
	BB&T Corp.	135,630	4,595
	Charles Schwab Corp.	212,809	4,518
	Discover Financial Services	94,757	4,514
	CME Group Inc.	59,335	4,508
	Allstate Corp.	90,605	4,360
	Public Storage	27,899	4,278
	Marsh &
	McLennan Cos. Inc.	106,492	4,251
	Chubb Corp.	50,180	4,248
	HCP Inc.	87,945	3,996
	Ventas Inc.	56,711	3,939
	Aon plc	59,800	3,848
	Health Care REIT Inc.	54,931	3,682
	T. Rowe Price Group Inc.	50,153	3,669
	Prologis Inc.	96,342	3,634
	Franklin Resources Inc.	26,715	3,634
	Equity Residential	61,904	3,594
*	Berkshire Hathaway Inc.
	Class A	21	3,541
	SunTrust Banks Inc.	104,252	3,291
	Weyerhaeuser Co.	111,576	3,179
	AvalonBay Communities Inc.	23,527	3,174
	Ameriprise Financial Inc.	38,927	3,148
	Boston Properties Inc.	29,387	3,099
	Fifth Third Bancorp	169,149	3,053
	McGraw Hill Financial Inc.	53,045	2,821
	Invesco Ltd.	85,882	2,731
	Hartford Financial Services
	Group Inc.	88,185	2,727
	Vornado Realty Trust	32,901	2,726
	Progressive Corp.	106,979	2,719
	M&T Bank Corp.	23,708	2,649
	Loews Corp.	59,441	2,639
	Regions Financial Corp.	273,308	2,605
*	IntercontinentalExchange Inc.	14,089	2,504
	Northern Trust Corp.	42,061	2,435
	Host Hotels & Resorts Inc.	143,718	2,425
	Moody’s Corp.	37,454	2,282
	Principal Financial Group Inc.	53,285	1,996

			Market
			Value•
		Shares	($000)
	SLM Corp.	85,935	1,965
	KeyCorp	177,737	1,962
	NYSE Euronext	47,001	1,946
	Lincoln National Corp.	51,950	1,895
	XL Group plc Class A	56,043	1,699
	Kimco Realty Corp.	78,950	1,692
	Macerich Co.	26,577	1,620
	Unum Group	51,623	1,516
	Leucadia National Corp.	57,014	1,495
	Plum Creek Timber Co. Inc.	31,469	1,469
	Comerica Inc.	36,128	1,439
*	CBRE Group Inc. Class A	58,544	1,368
	Cincinnati Financial Corp.	28,329	1,300
	Huntington Bancshares Inc.	162,345	1,279
	Torchmark Corp.	17,956	1,170
*	Genworth Financial Inc.
	Class A	95,189	1,086
	Zions Bancorporation	35,595	1,028
	People’s United Financial Inc. 65,226		972
	Apartment Investment &
	Management Co. Class A	28,233	848
	Hudson City Bancorp Inc.	91,804	841
	Assurant Inc.	14,801	754
	NASDAQ OMX Group Inc.	22,717	745
*	E*TRADE Financial Corp.	55,551	703
	Legg Mason Inc.	21,424	664
			461,072
Health Care (12.7%)
	Johnson & Johnson	543,171	46,637
	Pfizer Inc.	1,290,555	36,148
	Merck & Co. Inc.	583,950	27,124
*	Gilead Sciences Inc.	294,986	15,106
	Amgen Inc.	144,967	14,302
	Bristol-Myers Squibb Co.	317,644	14,195
	UnitedHealth Group Inc.	197,328	12,921
	AbbVie Inc.	306,278	12,662
	Abbott Laboratories	301,478	10,516
	Medtronic Inc.	195,627	10,069
*	Biogen Idec Inc.	45,906	9,879
*	Express Scripts Holding Co.	157,931	9,743
*	Celgene Corp.	80,654	9,429
	Eli Lilly & Co.	191,744	9,418
	Baxter International Inc.	104,807	7,260
	Thermo Fisher Scientific Inc.	69,439	5,877
	Covidien plc	90,900	5,712
	McKesson Corp.	43,844	5,020
	Allergan Inc.	57,339	4,830
	WellPoint Inc.	58,072	4,753
	Aetna Inc.	73,086	4,644
	Cigna Corp.	55,109	3,995
*	Intuitive Surgical Inc.	7,774	3,938
	Becton Dickinson and Co.	37,553	3,711
	Stryker Corp.	55,602	3,596
*	Alexion Pharmaceuticals Inc.	37,750	3,482
*	Regeneron
	Pharmaceuticals Inc.	14,776	3,323
	Cardinal Health Inc.	66,169	3,123
*	Actavis Inc.	24,661	3,113
	Zoetis Inc.	96,373	2,977
	Agilent Technologies Inc.	66,645	2,850
*	Cerner Corp.	28,288	2,718
	Humana Inc.	30,428	2,567
	St. Jude Medical Inc.	54,879	2,504
	AmerisourceBergen Corp.
	Class A	44,620	2,491
*	Life Technologies Corp.	33,254	2,461
	Zimmer Holdings Inc.	32,522	2,437
*	Boston Scientific Corp.	260,962	2,419
*	Mylan Inc.	73,679	2,286
	Perrigo Co.	17,154	2,076

			Market
			Value•
		Shares	($000)
*	DaVita HealthCare
	Partners Inc.	16,402	1,981
*	Forest Laboratories Inc.	45,368	1,860
	Quest Diagnostics Inc.	30,580	1,854
*	Laboratory Corp. of America
	Holdings	18,039	1,806
*	Waters Corp.	16,607	1,662
	CR Bard Inc.	14,464	1,572
*	CareFusion Corp.	42,375	1,562
*	Edwards Lifesciences Corp.	21,775	1,463
*	Varian Medical Systems Inc.	20,972	1,415
*	Hospira Inc.	32,017	1,227
	DENTSPLY International Inc.	27,704	1,135
*	Tenet Healthcare Corp.	19,908	918
	PerkinElmer Inc.	21,556	701
	Patterson Cos. Inc.	16,200	609
			352,077
Industrials (10.1%)
	General Electric Co.	1,999,417	46,366
	United Technologies Corp.	163,559	15,201
	Union Pacific Corp.	90,297	13,931
	Boeing Co.	132,077	13,530
	3M Co.	122,738	13,421
	Honeywell International Inc.	152,151	12,072
	United Parcel Service Inc.
	Class B	137,416	11,884
	Caterpillar Inc.	127,154	10,489
	Emerson Electric Co.	138,931	7,577
	Danaher Corp.	112,520	7,123
	Precision Castparts Corp.	28,285	6,393
	Deere & Co.	75,005	6,094
	Eaton Corp. plc	91,498	6,022
	FedEx Corp.	56,962	5,615
	Lockheed Martin Corp.	51,446	5,580
	Illinois Tool Works Inc.	80,106	5,541
	General Dynamics Corp.	64,132	5,023
	CSX Corp.	197,597	4,582
	Norfolk Southern Corp.	60,861	4,422
	Raytheon Co.	62,731	4,148
	Northrop Grumman Corp.	45,547	3,771
	Cummins Inc.	34,084	3,697
	PACCAR Inc.	68,444	3,673
	Waste Management Inc.	84,949	3,426
	Ingersoll-Rand plc	53,700	2,981
	Tyco International Ltd.	89,756	2,957
	WW Grainger Inc.	11,573	2,918
	Parker Hannifin Corp.	28,826	2,750
	Dover Corp.	33,068	2,568
	Stanley Black & Decker Inc.	31,327	2,422
	Fastenal Co.	52,182	2,393
	Roper Industries Inc.	19,157	2,380
	Pentair Ltd.	39,574	2,283
	Kansas City Southern	21,357	2,263
	Rockwell Automation Inc.	26,956	2,241
	Republic Services Inc.
	Class A	57,402	1,948
	Fluor Corp.	31,476	1,867
*	Stericycle Inc.	16,712	1,846
	Southwest Airlines Co.	139,289	1,795
	CH Robinson Worldwide Inc.	31,082	1,750
	ADT Corp.	42,378	1,689
	Rockwell Collins Inc.	26,161	1,659
	Expeditors International of
	Washington Inc.	39,958	1,519
	Flowserve Corp.	27,644	1,493
	L-3 Communications
	Holdings Inc.	17,381	1,490
	Pall Corp.	21,612	1,436
	Textron Inc.	53,690	1,399

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
*	Jacobs Engineering
	Group Inc.	25,272	1,393
	Equifax Inc.	23,320	1,374
	Masco Corp.	69,055	1,346
*	Quanta Services Inc.	41,094	1,087
	Snap-on Inc.	11,336	1,013
	Joy Global Inc.	20,545	997
	Xylem Inc.	35,748	963
	Cintas Corp.	20,150	918
	Robert Half International Inc.	26,939	895
	Iron Mountain Inc.	32,404	862
	Avery Dennison Corp.	19,328	826
	Dun & Bradstreet Corp.	7,767	757
	Ryder System Inc.	10,083	613
	Pitney Bowes Inc.	38,958	572
			281,244
Information Technology (17.8%)
	Apple Inc.	181,505	71,891
	Microsoft Corp.	1,453,363	50,185
*	Google Inc. Class A	51,970	45,753
	International Business
	Machines Corp.	201,580	38,524
	Cisco Systems Inc.	1,033,401	25,122
	Intel Corp.	961,240	23,281
	Oracle Corp.	710,487	21,826
	QUALCOMM Inc.	334,137	20,409
	Visa Inc. Class A	98,066	17,922
*	eBay Inc.	225,809	11,679
	Mastercard Inc. Class A	20,218	11,615
	EMC Corp.	406,316	9,597
	Hewlett-Packard Co.	373,002	9,250
	Accenture plc Class A	125,679	9,044
	Texas Instruments Inc.	214,504	7,480
	Automatic Data
	Processing Inc.	93,847	6,462
*	Yahoo! Inc.	184,107	4,623
*	Adobe Systems Inc.	97,100	4,424
	Corning Inc.	285,157	4,058
*	Salesforce.com Inc.	104,948	4,007
	Dell Inc.	283,673	3,787
	TE Connectivity Ltd.	80,300	3,657
*	Cognizant Technology
	Solutions Corp. Class A	58,293	3,650
	Applied Materials Inc.	232,259	3,463
	Broadcom Corp. Class A	101,589	3,430
	Intuit Inc.	53,973	3,294
	Motorola Solutions Inc.	52,553	3,034
	Symantec Corp.	134,780	3,029
*	SanDisk Corp.	47,055	2,875
*	Micron Technology Inc.	199,240	2,855
	Seagate Technology plc	61,671	2,765
	Analog Devices Inc.	59,524	2,682
*	NetApp Inc.	69,573	2,628
	Western Digital Corp.	41,195	2,558
	Fidelity National Information
	Services Inc.	56,595	2,425
	Amphenol Corp. Class A	30,850	2,404
	Paychex Inc.	62,520	2,283
*	Fiserv Inc.	25,765	2,252
*	Citrix Systems Inc.	36,196	2,184
	Xerox Corp.	236,917	2,149
	Altera Corp.	61,800	2,039
	Xilinx Inc.	50,990	2,020
*	Juniper Networks Inc.	97,971	1,892
	Western Union Co.	107,799	1,844
	CA Inc.	64,047	1,834
	KLA-Tencor Corp.	32,093	1,789
*	Red Hat Inc.	36,568	1,749
	Linear Technology Corp.	45,018	1,658
*	Teradata Corp.	31,522	1,583

			Market
			Value•
		Shares	($000)
	NVIDIA Corp.	111,547	1,565
*	Autodesk Inc.	43,471	1,475
*	Akamai Technologies Inc.	34,252	1,457
	Microchip Technology Inc.	38,107	1,420
*	Lam Research Corp.	31,425	1,393
*	Electronic Arts Inc.	58,460	1,343
*	VeriSign Inc.	29,064	1,298
	Computer Sciences Corp.	29,114	1,274
*	BMC Software Inc.	25,647	1,158
	Harris Corp.	21,259	1,047
*	F5 Networks Inc.	15,206	1,046
	Molex Inc.	26,729	784
	SAIC Inc.	54,755	763
	Total System Services Inc.	31,048	760
*	LSI Corp.	106,227	758
	FLIR Systems Inc.	27,363	738
	Jabil Circuit Inc.	35,661	727
*	JDS Uniphase Corp.	45,775	658
*	Teradyne Inc.	36,737	645
*	First Solar Inc.	12,925	578
*	Advanced Micro
	Devices Inc.	117,242	478
			492,329
Materials (3.3%)
	Monsanto Co.	103,194	10,196
	EI du Pont de
	Nemours & Co.	178,040	9,347
	Dow Chemical Co.	233,896	7,524
	Praxair Inc.	57,148	6,581
	Freeport-McMoRan
	Copper & Gold Inc.	200,738	5,542
	LyondellBasell Industries
	NV Class A	73,410	4,864
	Ecolab Inc.	51,489	4,386
	PPG Industries Inc.	27,590	4,039
	International Paper Co.	85,920	3,807
	Air Products &
	Chemicals Inc.	40,235	3,684
	Sherwin-Williams Co.	16,560	2,924
	Mosaic Co.	53,443	2,876
	Newmont Mining Corp.	95,981	2,875
	Nucor Corp.	61,360	2,658
	Eastman Chemical Co.	30,006	2,101
	CF Industries Holdings Inc.	11,550	1,981
	Sigma-Aldrich Corp.	23,229	1,867
	Alcoa Inc.	206,679	1,616
	FMC Corp.	26,394	1,612
	Airgas Inc.	12,779	1,220
	Vulcan Materials Co.	25,177	1,219
	Ball Corp.	28,772	1,195
	International Flavors &
	Fragrances Inc.	15,742	1,183
	MeadWestvaco Corp.	34,178	1,166
	Sealed Air Corp.	37,896	908
*	Owens-Illinois Inc.	31,769	883
	Bemis Co. Inc.	19,821	776
	Allegheny Technologies Inc.	20,873	549
	United States Steel Corp.	27,670	485
	Cliffs Natural Resources Inc.	29,636	482
			90,546
Telecommunication Services (2.8%)
	AT&T Inc.	1,040,339	36,828
	Verizon
	Communications Inc.	553,290	27,853
	CenturyLink Inc.	117,709	4,161
*	Crown Castle
	International Corp.	56,629	4,099
*	Sprint Nextel Corp.	583,288	4,095
	Windstream Corp.	114,027	879

			Market
			Value•
		Shares	($000)
	Frontier
	Communications Corp.	192,702	780
			78,695
	Utilities (3.3%)
	Duke Energy Corp.	136,433	9,209
	Southern Co.	168,213	7,423
	NextEra Energy Inc.	82,203	6,698
	Dominion Resources Inc.	111,696	6,347
	Exelon Corp.	165,464	5,110
	American Electric
	Power Co. Inc.	93,984	4,209
	PG&E Corp.	85,546	3,912
	Sempra Energy	43,618	3,566
	PPL Corp.	114,490	3,464
	Consolidated Edison Inc.	56,588	3,300
	Public Service Enterprise
	Group Inc.	97,687	3,190
	Edison International	62,913	3,030
	FirstEnergy Corp.	80,916	3,021
	Xcel Energy Inc.	96,161	2,725
	Northeast Utilities	60,755	2,553
	Entergy Corp.	34,393	2,397
	DTE Energy Co.	33,648	2,255
	CenterPoint Energy Inc.	82,717	1,943
	Wisconsin Energy Corp.	44,276	1,815
	NiSource Inc.	60,272	1,726
	NRG Energy Inc.	62,202	1,661
	ONEOK Inc.	39,812	1,645
	Ameren Corp.	46,911	1,616
	AES Corp.	119,611	1,434
	CMS Energy Corp.	51,360	1,395
	SCANA Corp.	27,051	1,328
	Pinnacle West Capital Corp.	21,257	1,179
	AGL Resources Inc.	22,904	982
	Pepco Holdings Inc.	47,976	967
	Integrys Energy Group Inc.	15,322	897
	TECO Energy Inc.	39,449	678
			91,675
	Total Common Stocks
	(Cost $2,379,482)		2,766,766
Temporary Cash Investments (0.4%)[1]
	Money Market Fund (0.4%)
2	Vanguard Market
	Liquidity Fund,
	0.127%	12,474,433	12,474

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
[3,4]	Fannie Mae
	Discount Notes,
	0.110%, 8/21/13	200	200
[3,4]	Freddie Mac
	Discount Notes,
	0.130%, 9/16/13	200	200
			400
Total Temporary Cash Investments
	(Cost $12,874)		12,874
	Total Investments (100.2%)
	(Cost $2,392,356)		2,779,640

Vanguard Equity Index Portfolio

Market
Value•
($000)
Other Assets and Liabilities (–0.2%)
Other Assets	4,513
Liabilities	(10,882)
(6,369)
Net Assets (100%)
Applicable to 102,322,589 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,773,271
Net Asset Value Per Share	$27.10

At June 30, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	2,335,542
Undistributed Net Investment Income	21,822
Accumulated Net Realized Gains	28,737
Unrealized Appreciation (Depreciation)
Investment Securities	387,284
Futures Contracts	(114)
Net Assets	2,773,271

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.0% and 0.2%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 Securities with a value of $400,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2013
($000)
Investment Income
Income
Dividends	28,132
Interest[1]	8
Securities Lending	21
Total Income	28,161
Expenses
The Vanguard Group—Note B
Investment Advisory Services	126
Management and Administrative	1,707
Marketing and Distribution	240
Custodian Fees	38
Shareholders’ Reports	15
Trustees’ Fees and Expenses	2
Total Expenses	2,128
Net Investment Income	26,033
Realized Net Gain (Loss)
Investment Securities Sold	27,915
Futures Contracts	1,010
Realized Net Gain (Loss)	28,925
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	279,420
Futures Contracts	(71)
Change in Unrealized Appreciation
(Depreciation)	279,349
Net Increase (Decrease) in Net Assets
Resulting from Operations	334,307

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	26,033	49,704
Realized Net Gain (Loss)	28,925	69,511
Change in Unrealized Appreciation (Depreciation)	279,349	216,164
Net Increase (Decrease) in Net Assets Resulting from Operations	334,307	335,379
Distributions
Net Investment Income	(49,545)	(44,386)
Realized Capital Gain[2]	(69,167)	(95,513)
Total Distributions	(118,712)	(139,899)
Capital Share Transactions
Issued	204,191	275,676
Issued in Lieu of Cash Distributions	118,712	139,899
Redeemed	(183,286)	(325,403)
Net Increase (Decrease) from Capital Share Transactions	139,617	90,172
Total Increase (Decrease)	355,212	285,652
Net Assets
Beginning of Period	2,418,059	2,132,407
End of Period[3]	2,773,271	2,418,059

1 Interest income from an affiliated company of the portfolio was $7,000.
2 Includes fiscal 2013 and 2012 short-term gain distributions totaling $1,472,000 and $1,498,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed net investment income of $21,822,000 and $45,334,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Index Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$24.93	$22.85	$23.51	$21.11	$17.61	$29.54
Investment Operations
Net Investment Income	.251	.512	.466	.410	.419	.520
Net Realized and Unrealized Gain (Loss)
on Investments	3.129	3.062	.034	2.678	3.931	(10.990)
Total from Investment Operations	3.380	3.574	.500	3.088	4.350	(10.470)
Distributions
Dividends from Net Investment Income	(.505)	(.474)	(.390)	(.442)	(.500)	(.540)
Distributions from Realized Capital Gains	(.705)	(1.020)	(.770)	(.246)	(.350)	(.920)
Total Distributions	(1.210)	(1.494)	(1.160)	(.688)	(.850)	(1.460)
Net Asset Value, End of Period	$27.10	$24.93	$22.85	$23.51	$21.11	$17.61

Total Return	13.72%	15.86%	1.93%	14.91%	26.44%	–36.93%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,773	$2,418	$2,132	$2,287	$1,969	$1,513
Ratio of Total Expenses to
Average Net Assets	0.16%	0.17%	0.17%	0.19%	0.19%	0.14%
Ratio of Net Investment Income to
Average Net Assets	1.97%	2.13%	1.92%	1.91%	2.40%	2.18%
Portfolio Turnover Rate	6%	9%	8%	12%	11%	10%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

Notes to Financial Statements

Vanguard Equity Index Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks

Vanguard Equity Index Portfolio

associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses). Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange; monitors the financial strength of its clearing brokers and clearinghouse; and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

During the six months ended June 30, 2013, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2009–2012), and for the period ended June 30, 2013, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the portfolio may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of pre-qualified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2013, the portfolio had contributed capital of $342,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.14% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

Vanguard Equity Index Portfolio

The following table summarizes the market value of the portfolio’s investments as of June 30, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	2,766,766	—	—
Temporary Cash Investments	12,474	400	—
Futures Contracts—Liabilities[1]	(37)	—	—
Total	2,779,203	400	—
1 Represents variation margin on the last day of the reporting period.

D. At June 30, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	September 2013	11	4,398	(41)
E-mini S&P 500 Index	September 2013	45	3,598	(73)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2013, the cost of investment securities for tax purposes was $2,392,356,000. Net unrealized appreciation of investment securities for tax purposes was $387,284,000, consisting of unrealized gains of $664,652,000 on securities that had risen in value since their purchase and $277,368,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2013, the portfolio purchased $121,509,000 of investment securities and sold $72,984,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2013	December 31, 2012
	Shares	Shares
	(000)	(000)
Issued	7,610	11,356
Issued in Lieu of Cash Distributions	4,524	5,798
Redeemed	(6,816)	(13,459)
Net Increase (Decrease) in Shares Outstanding	5,318	3,695

At June 30, 2013, two shareholders (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, and Vanguard Total Stock Market Index Portfolio), were each the record or beneficial owner of 30% or more of the portfolio’s net assets, with a combined ownership of 64%. If one of these shareholders were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. In preparing the financial statements as of June 30, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Vanguard Equity Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Index Portfolio	12/31/2012	6/30/2013	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,137.17	$0.85
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.00	0.80

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.16%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard Equity Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Equity Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Equity Investment Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below its peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the portfolio’s at-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard® Growth Portfolio

When the stock market recovery began in March 2009, growth stocks generally outperformed their value counterparts. But the trend reversed last year, and large-company growth stocks continued to trail their value-oriented counterparts through the first half of 2013. The Russell 1000 Growth Index’s six-month return of 11.80% was more than 4 percentage points behind that of the Russell 1000 Value Index. With a return of 10.81%, Vanguard Growth Portfolio lagged its benchmark index but was a step ahead of the average return of its peer group.

Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Smaller sectors delivered some of the best returns
When investors think of growth stocks, consumer staples and financial companies are not often top-of-mind. However, the portfolio’s advisors have found attractive opportunities in both relatively small sectors. They delivered six-month returns of approximately 29% and 26%, respectively—and boosted returns compared with the benchmark.

Consumer discretionary stocks, the portfolio’s second-largest sector, also posted strong double-digit returns, powered by internet retailers. However, information technology holdings—the largest slice of the portfolio, averaging about 35% of assets—had a low return despite some strong performers.

Although the portfolio had a respectable double-digit return in health care, it lagged the index sector’s return by several percentage points, primarily because of the advisors’ choices among major pharmaceutical firms.

In June, the portfolio reached its 20-year milestone. We believe early results from the current team of advisors, in place since 2010, suggest that the portfolio is well-positioned to deliver competitive long-term returns.

For more on the Growth Portfolio’s strategy and positioning, please see the Advisors’ Report that follows.

Benefits of combining low costs with diversity of thought
Investors sometimes ask why Vanguard uses a multi-advisor approach for many of its actively managed equity portfolios. Just as we recommend diversification within and across asset classes for an investor’s overall investments, we think significant benefits can accrue from using multiple advisors for a single portfolio: diversity of investment process and style, thought, and holdings.

All of these elements have the potential to result in less risk and better results. Because not all investment managers invest the same way, their returns relative to the benchmark don’t move in lockstep.

Conventional wisdom, however, suggests that multi-manager funds tend to be expensive. At Vanguard, this is not the case, because low costs are a hallmark of all of our offerings. And Vanguard research indicates that low costs contribute greatly to investing success, helping investors keep more of a portfolio’s return. (You can read more in Analyzing Multi-Manager Funds: Does Management Structure Affect Performance? at vanguard.com/research.)

Total Returns
Six Months Ended
June 30, 2013
Vanguard Growth Portfolio	10.81%
Russell 1000 Growth Index	11.80
Variable Insurance Large-Cap Growth Funds Average[1]	10.50

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Large-Cap Growth
	Portfolio	Funds Average
Growth Portfolio	0.41%	0.90%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2013, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2013, the Growth Portfolio’s annualized expense ratio was 0.41%. The peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2012.

Vanguard Growth Portfolio

Advisors’ Report

The Growth Portfolio returned 10.81% for the six months ended June 30, 2013, compared with an 11.80% return for the benchmark Russell 1000 Growth Index and the 10.50% average return of peer funds.

The portfolio is overseen by three independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the first half of 2013 and of the effect this environment had on the portfolio’s positioning. These reports were prepared on July 15, 2013.

Delaware Investments Fund Advisers

Portfolio Managers:
Christopher J. Bonavico, CFA, Vice President, Senior Portfolio Manager, and Equity Analyst

Christopher M. Ericksen, CFA, Vice President, Portfolio Manager, and Equity Analyst

Daniel J. Prislin, CFA, Vice President, Senior Portfolio Manager, and Equity Analyst

Jeffrey S. Van Harte, CFA, Senior Vice President and CIO–Focus Growth Equity

Two of the largest contributors to our six-month performance relative to the benchmark were trading exchanges: IntercontinentalExchange and CME Group. These stocks rose as investors considered what a potential winding down of the Federal Reserve’s bond-buying program would mean for the companies. A significant change in interest rates—and the ensuing shifts in asset allocations and hedging strategies by market participants—should boost trading volumes, directly aiding the exchanges.

In addition, we believe these firms should benefit from the increasing demand for trading transparency from both investors and legislators.

In the case of IntercontinentalExchange, another source of stock strength was the markets’ growing confidence in the company’s ability to generate value from a recent transformative acquisition.

Detractors from relative performance included VeriFone Systems and Teradata. VeriFone experienced several problems, notably earnings that missed analysts’ expectations and the resignation of the CEO, with a permanent successor not yet chosen. Although the news was negative, we believe the company’s core business and competitive position in the electronic payment-processing industry are more attractive than was perceived by the market. We also believe that the underlying issues have been addressed and that the business should improve under new senior management. We continue to hold the stock at a relatively low weight to help mitigate risk associated with the management transition and stock volatility.

Vanguard Growth Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	36	121	Employs proprietary fundamental research and a
Company, llp			rigorous valuation discipline in an effort to invest in
			high-quality, large-cap, sustainable-growth companies.
			The firm’s philosophy is based on the belief that stock
			prices often overreact to short-term trends and that
			bottom-up, intensive research focused on longer-term
			fundamentals can be used to identify stocks that will
			outperform the market over time.
Delaware Investments Fund Advisers	36	121	Uses a bottom-up approach, seeking companies that
			have large end-market potential, dominant business
			models, and strong free-cash-flow generation that is
			attractively priced compared to the intrinsic value of
			the securities.
William Blair & Company, L.L.C.	26	89	Uses a fundamental investment approach in pursuit
			of superior, long-term investment results from growth-
			oriented companies with leadership positions and
			strong market presence.
Cash Investments	2	9	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

Vanguard Growth Portfolio

Teradata shares suffered as concerns grew about a difficult spending environment for information technology and recently reported earnings that missed expectations. Nonetheless, Teradata continues to sign up new clients and expand its existing business. The company also is still benefiting from the market’s overall favorable view of the cloud computing and business analytics industry. We believe that this mid-sized database software firm, which specializes in aggregating data for business analytics and decision-making, is well-positioned.

Recent equity market volatility suggests to us that many investors are very uncertain about the pace of global economic recovery and are assessing factors such as the lingering European sovereign debt crisis. Although fundamentals in some places may be improving (from a very low base during the financial crisis in 2008–2009), we don’t believe we are entering a typical post-recessionary global boom cycle. Rather, we believe the lingering effects of the credit crisis could lead to moderate growth, at best. In such a tenuous environment, we believe the quality of a company’s business model, competitive position, and management may prove to be of utmost importance.

Regardless of the economic situation, we remain consistent in our long-term investment philosophy. We want to own what we view as strong secular-growth companies with solid business models and competitive positions that can grow market share and potentially deliver shareholder value in a variety of environments.

Wellington Management Company, LLP

Portfolio Manager: Andrew J. Shilling, CFA, Senior Vice President

U.S. equities, as measured by the S&P 500 Index, gained 13.82% during the period, reaching an all-time high in May. Value stocks outperformed growth shares, and small-caps led their larger peers.

In our portion of the portfolio, stock selection within the consumer staples and information technology sectors was strong. This was offset by unfavorable choices in consumer discretionary and health care.

In terms of individual holdings, Green Mountain Coffee Roasters was our top contributor. Green Mountain is the leading provider of single-cup brewers and portion packs (K-Cups) for coffee and other hot beverages. Shares soared after the market responded favorably to the company’s better-than-expected quarterly earnings results; management also raised its full-year earnings guidance. Profit margins exceeded investors’ expectations, particularly in the K-Cup segment. We view the stock as an attractive investment for long-term investors, and we continue to hold it.

Our position in medical device company Edwards Lifesciences detracted from results. The firm specializes in heart valve technology and treatments for cardiovascular diseases. It reported disappointing first-quarter results because of poor transcatheter heart valve sales—which we had thought would drive growth of the business—and management lowered its 2013 guidance. We eliminated the position after our research led us to believe the end market would be smaller than expected.

At the end of June, our largest sector overweighting relative to the index was in consumer discretionary companies, where we continue to find long-term growth opportunities. Our most significant underweighting was in consumer staples.

William Blair & Company, L.L.C.

Portfolio Managers: James Golan, CFA, Principal David Ricci, CFA, Principal

Ongoing improvement in economic data, especially in housing and employment, pushed stocks to a high mark in May. In June, the market witnessed its only, albeit minor, hiccup of the year as the Federal Reserve signaled an eventual slowdown in its bond-buying stimulus program. Stocks experienced a short-lived correction on worries that such “tapering” could create a drag on the economy and on investor psychology. However, the half year ended on a positive note, in part because market participants realized the Fed would only act to the extent the economy stayed on a sustainable path to recovery.

Investors’ gravitation toward cheaper stocks hurt performance in our portion of the portfolio because we typically underweight that segment of the market. However, this dynamic reversed late in the period as interest rates rose, seemingly reducing demand for the cheaper, higher-dividend-yielding stocks that were popular while rates were historically low.

Stock selection in information technology was the largest source of under-performance. Cognizant Technology Solutions and Apple were the primary detractors. Allergan, within health care, was another laggard. On the upside, Green Mountain Coffee Roasters (consumer staples) and two financial selections, JP Morgan Chase and Affiliated Managers Group, benefited our results.

In the months ahead, any tapering of quantitative easing by the Federal Reserve will be closely watched by the marketplace for its impact on economic growth. However, corporate performance remains solid, and U.S. stocks have been a relatively safe haven in comparison with more interest-rate-sensitive asset classes, commodities, and global stocks. Broadly speaking, the improving U.S. housing market should continue to boost employment and growth.

In the end, while we factor various economic scenarios into our stock-picking, we place our focus on constructing the portfolio from a bottom-up perspective, and we continue to find good ideas across sectors.

Vanguard Growth Portfolio

Portfolio Profile
As of June 30, 2013

Portfolio Characteristics
		Comparative Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	118	575	3,622
Median Market Cap	$31.9B	$53.8B	$38.5B
Price/Earnings Ratio	22.0x	20.0x	18.4x
Price/Book Ratio	3.6x	4.5x	2.3x
Yield[3]	0.5%	1.8%	2.0%
Return on Equity	20.1%	23.5%	16.4%
Earnings Growth Rate	22.2%	15.8%	10.7%
Foreign Holdings	2.9%	0.0%	0.0%
Turnover Rate[4]	46%	—	—
Expense Ratio[5]	0.41%	—	—
Short-Term Reserves	1.1%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.97	0.95
Beta	1.10	1.08

Sector Diversification (% of equity exposure)
	Comparative Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	22.0%	17.7%	13.0%
Consumer Staples	6.5	12.6	9.2
Energy	6.5	4.1	9.7
Financials	8.7	4.9	17.9
Health Care	11.6	13.1	12.3
Industrials	7.1	13.1	11.1
Information
Technology	32.1	28.0	17.2
Materials	3.0	3.9	3.7
Telecommunication
Services	2.4	2.4	2.5
Utilities	0.1	0.2	3.4

Ten Largest Holdings[6] (% of total net assets)

Google Inc. Class A	Internet Software
	& Services	4.5%
Mastercard Inc. Class A	Data Processing &
	Outsourced Services	3.5
Apple Inc.	Computer Hardware	2.8
Visa Inc. Class A	Data Processing &
	Outsourced Services	2.8
priceline.com Inc.	Internet Retail	2.5
eBay Inc.	Internet Software &
	Services	2.3
QUALCOMM Inc.	Communications
	Equipment	2.2
Allergan Inc.	Pharmaceuticals	2.1
EOG Resources Inc.	Oil & Gas
	Exploration &
	Production	1.9
Gilead Sciences Inc.	Biotechnology	1.9
Top Ten		26.5%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Russell 1000 Growth Index.
2 Dow Jones U.S. Total Stock Market Float-Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 30, 2013, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2013, the Growth Portfolio’s annualized expense ratio was 0.41%.
6 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2002–June 30, 2013

Average Annual Total Returns: Periods Ended June 30, 2013

	Inception Date	One Year	Five Years	Ten Years
Growth Portfolio	6/7/1993	18.14%	6.39%	6.51%

1 Six months ended June 30, 2013.
See Financial Highlights for dividend and capital gains information.

Vanguard Growth Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2013

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (96.6%)[1]
Consumer Discretionary (21.4%)
*	priceline.com Inc.	10,395	8,598
*	Liberty Interactive Corp.
	Class A	232,950	5,360
	Harley-Davidson Inc.	77,215	4,233
	Starbucks Corp.	60,850	3,985
*	Dollar General Corp.	73,205	3,692
	Lowe’s Cos. Inc.	75,380	3,083
	L Brands Inc.	62,575	3,082
	NIKE Inc. Class B	43,675	2,781
*	O’Reilly Automotive Inc.	23,450	2,641
*	AutoZone Inc.	5,565	2,358
	Walt Disney Co.	36,705	2,318
	Dunkin’ Brands Group Inc.	47,190	2,021
	Comcast Corp. Class A	45,325	1,898
*	Amazon.com Inc.	6,830	1,897
*	Sally Beauty Holdings Inc.	59,550	1,852
	Home Depot Inc.	23,415	1,814
	News Corp. Class A	54,210	1,767
	Time Warner Inc.	29,510	1,706
	Sirius XM Radio Inc.	508,110	1,702
	DR Horton Inc.	77,285	1,645
	Starwood Hotels & Resorts
	Worldwide Inc.	24,875	1,572
	Family Dollar Stores Inc.	24,845	1,548
	Lennar Corp. Class A	38,175	1,376
*	Discovery Communications
	Inc. Class A	17,440	1,346
	PVH Corp.	9,900	1,238
	Abercrombie & Fitch Co.	26,955	1,220
	Ralph Lauren Corp. Class A	6,765	1,175
*	Under Armour Inc. Class A	17,890	1,068
*	Michael Kors Holdings Ltd.	16,235	1,007
	Yum! Brands Inc.	12,020	833
	Wyndham Worldwide Corp.	13,810	790
	Wynn Resorts Ltd.	5,685	728
*	Chipotle Mexican Grill Inc.
	Class A	1,805	658
			72,992
Consumer Staples (6.2%)
*	Green Mountain Coffee
	Roasters Inc.	69,660	5,229
	Walgreen Co.	114,475	5,060
	Mead Johnson Nutrition Co.	37,560	2,976
	Colgate-Palmolive Co.	34,100	1,954
	CVS Caremark Corp.	30,750	1,758
	Anheuser-Busch InBev
	NV ADR	16,765	1,513
*	Monster Beverage Corp.	21,530	1,308
	Pernod-Ricard SA ADR	51,830	1,132
			20,930
Energy (6.2%)
	EOG Resources Inc.	49,750	6,551
	Kinder Morgan Inc.	153,494	5,856
	Schlumberger Ltd.	29,680	2,127
	Noble Energy Inc.	31,660	1,901

			Market
			Value•
		Shares	($000)
	Anadarko Petroleum Corp.	21,105	1,813
*	Cobalt International
	Energy Inc.	42,735	1,135
	National Oilwell Varco Inc.	10,925	753
*	Cameron International Corp.	12,045	737
*	Kinder Morgan Inc. Warrants,
	Exp. Date 5/25/17	54,144	277
			21,150
Exchange-Traded Fund (0.2%)
2	Vanguard Growth ETF	8,500	664

Financials (8.2%)
*	IntercontinentalExchange Inc.	30,050	5,342
	JPMorgan Chase & Co.	91,110	4,810
	Progressive Corp.	167,600	4,260
	CME Group Inc.	40,800	3,100
	Citigroup Inc.	58,580	2,810
*	Affiliated Managers
	Group Inc.	14,830	2,431
	BlackRock Inc.	5,725	1,470
	American Express Co.	19,135	1,431
	T. Rowe Price Group Inc.	17,870	1,307
	American Tower Corporation	13,470	986
			27,947
Health Care (11.2%)
	Allergan Inc.	86,395	7,278
*	Gilead Sciences Inc.	126,170	6,461
*	Celgene Corp.	43,875	5,129
	Perrigo Co.	27,160	3,286
	Novo Nordisk A/S ADR	19,350	2,999
*	IDEXX Laboratories Inc.	32,770	2,942
*	Biogen Idec Inc.	9,840	2,118
	Bristol-Myers Squibb Co.	37,535	1,678
	Covidien plc	22,795	1,432
	Agilent Technologies Inc.	28,718	1,228
*	Regeneron
	Pharmaceuticals Inc.	5,230	1,176
*	Hologic Inc.	47,720	921
*	Vertex Pharmaceuticals Inc.	9,790	782
*	Intuitive Surgical Inc.	1,140	578
			38,008
Industrials (6.7%)
	Precision Castparts Corp.	21,000	4,746
	Union Pacific Corp.	23,340	3,601
*	Stericycle Inc.	21,040	2,323
	AMETEK Inc.	37,645	1,592
	Eaton Corp. plc	23,700	1,560
	Equifax Inc.	25,870	1,525
	Safran SA ADR	25,645	1,342
	JB Hunt Transport
	Services Inc.	18,390	1,329
*	IHS Inc. Class A	12,540	1,309
	Cummins Inc.	10,095	1,095
	Nielsen Holdings NV	26,890	903
	Boeing Co.	8,790	901
	Kansas City Southern	6,610	700
			22,926

			Market
			Value•
		Shares	($000)
Information Technology (31.3%)
*	Google Inc. Class A	17,440	15,354
	Mastercard Inc. Class A	20,635	11,855
	Apple Inc.	24,430	9,676
	Visa Inc. Class A	52,050	9,512
*	eBay Inc.	154,290	7,980
	QUALCOMM Inc.	120,075	7,334
*	Adobe Systems Inc.	130,425	5,942
*	Cognizant Technology
	Solutions Corp. Class A	81,075	5,076
*	Citrix Systems Inc.	74,504	4,495
	Intuit Inc.	70,700	4,315
*	Teradata Corp.	56,800	2,853
*	VeriSign Inc.	57,750	2,579
*	Trimble Navigation Ltd.	74,610	1,941
	Oracle Corp.	62,700	1,926
*	Alliance Data Systems Corp.	10,300	1,865
	Altera Corp.	55,240	1,822
*	Facebook Inc. Class A	61,050	1,518
*	Red Hat Inc.	30,640	1,465
*	ServiceNow Inc.	34,465	1,392
	Cisco Systems Inc.	55,795	1,356
*	LinkedIn Corp. Class A	7,550	1,346
*	Juniper Networks Inc.	68,725	1,327
*	Salesforce.com Inc.	29,860	1,140
*	Splunk Inc.	23,165	1,074
*	VeriFone Systems Inc.	44,775	753
	Broadcom Corp. Class A	18,795	634
			106,530
Materials (2.9%)
	Monsanto Co.	57,955	5,726
	Syngenta AG ADR	34,850	2,713
	Praxair Inc.	13,300	1,532
			9,971
Telecommunication Services (2.3%)
*	Crown Castle
	International Corp.	85,675	6,202
*	SBA Communications
	Corp. Class A	23,570	1,747
			7,949
Total Common Stocks
(Cost $261,625)			329,067
Temporary Cash Investments (3.7%)[1]
Money Market Fund (3.3%)
3	Vanguard Market Liquidity
	Fund, 0.127%	11,032,095	11,032

Vanguard Growth Portfolio

	Face	Market
	Amount	Value•
	($000)	($000)
Repurchase Agreement (0.2%)
Bank of America Securities,
LLC 0.130%, 7/1/13
(Dated 6/28/13,
Repurchase Value
$800,000, collateralized
by Government National
Mortgage Assn. 3.000%,
11/15/42, with a value of
$816,000)	800,000	800

U.S. Government and Agency Obligations (0.2%)
[4,5] Fannie Mae Discount
Notes, 0.085%–0.110%,
8/21/13	500,000	500
[4,5] Freddie Mac Discount
Notes, 0.130%, 9/16/13	100,000	100
		600
Total Temporary Cash Investments
(Cost $12,432)		12,432
Total Investments (100.3%)
(Cost $274,057)		341,499
Other Assets and Liabilities (–0.3%)
Other Assets		1,849
Liabilities		(2,851)
		(1,002)
Net Assets (100%)
Applicable to 20,163,997 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		340,497
Net Asset Value Per Share		$16.89

At June 30, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	292,193
Overdistributed Net Investment Income	(74)
Accumulated Net Realized Losses	(18,946)
Unrealized Appreciation (Depreciation)
Investment Securities	67,442
Futures Contracts	(118)
Net Assets	340,497

• See Note A in Notes to Financial Statements.
* Non income producing security.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 99.2% and 1.1%, respectively, of net assets.
2 Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Securities with a value of $600,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Growth Portfolio

Statement of Operations

Six Months Ended
June 30, 2013
($000)
Investment Income
Income
Dividends[1,2]	1,521
Interest[1]	11
Total Income	1,532
Expenses
Investment Advisory Fees—Note B
Basic Fee	238
Performance Adjustment	(20)
The Vanguard Group—Note C
Management and Administrative	432
Marketing and Distribution	25
Custodian Fees	8
Shareholders’ Reports	9
Trustees’ Fees and Expenses	1
Total Expenses	693
Expenses Paid Indirectly	(4)
Net Expenses	689
Net Investment Income	843
Realized Net Gain (Loss)
Investment Securities Sold[1]	14,315
Futures Contracts	1,527
Realized Net Gain (Loss)	15,842
Change in Unrealized
Appreciation (Depreciation)
Investment Securities	17,821
Futures Contracts	(46)
Change in Unrealized
Appreciation (Depreciation)	17,775
Net Increase (Decrease) in Net Assets
Resulting from Operations	34,460

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	843	1,731
Realized Net Gain (Loss)	15,842	16,694
Change in Unrealized Appreciation (Depreciation)	17,775	29,255
Net Increase (Decrease) in Net Assets Resulting from Operations	34,460	47,680
Distributions
Net Investment Income	(1,761)	(1,321)
Realized Capital Gain	—	—
Total Distributions	(1,761)	(1,321)
Capital Share Transactions
Issued	10,327	52,994
Issued in Lieu of Cash Distributions	1,761	1,321
Redeemed	(25,693)	(39,196)
Net Increase (Decrease) from Capital Share Transactions	(13,605)	15,119
Total Increase (Decrease)	19,094	61,478
Net Assets
Beginning of Period	321,403	259,925
End of Period[3]	340,497	321,403

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $4,000, $9,000, and $0, respectively.
2 Dividends are net of foreign withholding taxes of $31,000.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($74,000) and $844,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Growth Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$15.32	$12.99	$13.18	$11.87	$8.89	$14.39
Investment Operations
Net Investment Income	.041	.082	.072	.087[1]	.083	.090
Net Realized and Unrealized Gain (Loss)
on Investments	1.614	2.312	(.177)	1.308	2.997	(5.490)
Total from Investment Operations	1.655	2.394	(.105)	1.395	3.080	(5.400)
Distributions
Dividends from Net Investment Income	(.085)	(.064)	(.085)	(.085)	(.100)	(.100)
Distributions from Realized Capital Gains —		—	—	—	—	—
Total Distributions	(.085)	(.064)	(.085)	(.085)	(.100)	(.100)
Net Asset Value, End of Period	$16.89	$15.32	$12.99	$13.18	$11.87	$8.89

Total Return	10.81%	18.43%	–0.84%	11.81%	35.05%	–37.72%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$340	$321	$260	$271	$260	$203
Ratio of Total Expenses to
Average Net Assets[2]	0.41%	0.41%	0.40%	0.40%	0.40%	0.35%
Ratio of Net Investment Income to
Average Net Assets	0.50%	0.58%	0.54%	0.73%[1]	0.81%	0.73%
Portfolio Turnover Rate	46%	43%	45%	105%	95%	120%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.014 and 0.11%, respectively, resulting from a special dividend from VeriSign Inc. in December 2010.
2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), (0.01%), (0.02%), (0.02%), and (0.02%).

Notes to Financial Statements

Vanguard Growth Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

Vanguard Growth Portfolio

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses). Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange; monitors the financial strength of its clearing brokers and clearinghouse; and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

During the six months ended June 30, 2013, the portfolio’s average investments in long and short futures contracts represented 4% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

3. Repurchase Agreements: The portfolio may enter into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of pre-qualified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2009–2012), and for the period ended June 30, 2013, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements. 5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the portfolio may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of pre-qualified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Vanguard Growth Portfolio

B. Delaware Investments Fund Advisers; Wellington Management Company, llp; and William Blair & Company, L.L.C., each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of William Blair & Company is subject to quarterly adjustments based on performance for the preceding five years relative to the Russell 1000 Growth Index. The basic fee of Delaware Investments Fund Advisers and Wellington Management Company, llp, are subject to quarterly adjustments based on performance since December 31, 2010, relative to the Russell 1000 Growth Index.

The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

For the six months ended June 30, 2013, the aggregate investment advisory fee represented an effective annual basic rate of 0.14% of the portfolio’s average net assets, before a decrease of $20,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2013, the portfolio had contributed capital of $42,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.02% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. The portfolio has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. For the six months ended June 30, 2013, these arrangements reduced the portfolio’s expenses by $4,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	329,067	—	—
Temporary Cash Investments	11,032	1,400	—
Futures Contracts—Liabilities[1]	(36)	—	—
Total	340,063	1,400	—
1 Represents variation margin on the last day of the reporting period.

F. At June 30, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	September 2013	17	6,797	(93)
E-mini S&P MidCap Index	September 2013	16	1,853	(25)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Vanguard Growth Portfolio

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2012, the portfolio had available capital losses totaling $34,785,000 to offset future net capital gains of $20,863,000 through December 31, 2016, and $13,922,000 through December 31, 2017. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2013; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At June 30, 2013, the cost of investment securities for tax purposes was $274,057,000. Net unrealized appreciation of investment securities for tax purposes was $67,442,000, consisting of unrealized gains of $72,679,000 on securities that had risen in value since their purchase and $5,237,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended June 30, 2013, the portfolio purchased $75,387,000 of investment securities and sold $78,091,000 of investment securities, other than temporary cash investments.

I. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2013	December 31, 2012
	Shares	Shares
	(000)	(000)
Issued	626	3,555
Issued in Lieu of Cash Distributions	106	86
Redeemed	(1,544)	(2,675)
Net Increase (Decrease) in Shares Outstanding	(812)	966

At June 30, 2013, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 81% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

J. In preparing the financial statements as of June 30, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Vanguard Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Growth Portfolio	12/31/2012	6/30/2013	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,108.12	$2.14
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.76	2.06

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.41%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard Growth Portfolio

Trustees Approve Advisory Agreements

The board of trustees of Vanguard Variable Insurance Fund Growth Portfolio has renewed the portfolio’s investment advisory agreements with Delaware Management Company, which was subsequently assumed by Delaware Investments Fund Advisers (Delaware Investments), Wellington Management Company, llp (Wellington Management), and William Blair & Company, L.L.C. (William Blair). The board determined that the retention of the advisors was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following: Delaware Investments. An indirect subsidiary of Australia-based Macquarie Group, Delaware Investments is a Philadelphia-based investment management firm. The firm invests primarily in common stocks of large-capitalization, growth-oriented companies that it believes have long-term capital appreciation potential and expects to grow faster than the U.S. economy. Delaware Investments uses a bottom-up approach, seeking companies that have large-end market potential, dominant business models, and strong free cash flow generation that is attractively priced compared to the intrinsic value of securities. Delaware Investments has managed a portion of the portfolio since 2010.

Wellington Management. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional managers. The firm employs a traditional bottom-up fundamental research approach to identify securities that possess sustainable growth at reasonable valuations. Wellington Management identifies companies that have demonstrated above-average growth in the past, then thoroughly reviews each company’s business model and assesses its valuation. Wellington Management has managed a portion of the portfolio since 2010.

William Blair. Founded in 1935, William Blair is an independently owned, full-service investment firm. The firm uses an investment process that relies on thorough, in-depth fundamental analysis. Based on this process, the advisor invests in companies that it believes are of high quality and have sustainable, above-average growth. In selecting stocks, William Blair considers each company’s leadership position within the market it serves, the quality of products or services provided, return on equity, accounting policies, and the quality of the management team. William Blair has advised a portion of the portfolio since 2004.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory agreements should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of the advisors in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fees are the result of arm’slength negotiations.

The benefit of economies of scale
The board concluded that the portfolio realizes economies of scale that are built into the advisory fee rate negotiated with each advisor without any need for asset-level breakpoints. The advisory fee rates are very low relative to the average rate paid by funds in the portfolio’s peer group.

The board will consider whether to renew the advisory agreements again after a one-year period.

Vanguard® High Yield Bond Portfolio

Bonds slid into negative territory and stocks surged during the half year ended June 30, 2013, amid positive domestic economic data and rising interest rates. While high-yield bonds gained some ground early in the period, their performance turned negative in May and retreated further in June after comments from Federal Reserve officials that further improvements in the economy might warrant an easing of the Fed’s bond-buying program before the end of the year.

Because interest rates rose rapidly, the income generated by the portfolio during the period wasn’t enough to offset price declines in its holdings. The High Yield Bond Portfolio returned –0.59% for the six months. The higher-credit-quality bias of the portfolio hurt its performance relative to both its benchmark, the Barclays U.S. Corporate High Yield Bond Index, which returned 1.42%, and its peer group, whose average return was 1.34%.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

With bond prices falling on weaker demand, the yield of the portfolio rose. (Bond prices move inversely to yields.) The portfolio’s 30-day SEC yield stood at 4.84% on June 30, up from 4.21% six months earlier.

Bond market reacts to the prospect of less support from the Fed
The Federal Reserve continued to provide unprecedented stimulus to the economy during the six-month period. It kept the federal funds target rate near zero to keep a lid on short-term interest rates while buying $85 billion per month of bonds to hold down borrowing costs. Bond yields moved significantly higher toward the end of the period, however, on indications from the Fed that further improvements in the labor and housing markets could lead to a scaling back of its support before the end of the year.

Yields of Treasuries were up across most of the maturity spectrum at the end of the period. The 10-year Treasury yield, for example, rose 72 basis points (a basis point is one-hundredth of a percentage point) to end the period at 2.47%. Below-investment-grade bonds held up better. The average yield spread between high-yield bonds and Treasuries narrowed by 19 basis points to 492.

Among high-yield bonds, the strongest returns came from lower-rated issues—bonds rated Caa by Moody’s Investors Service returned 5.29%. In this environment, the portfolio’s strategic allocation to higher-credit-quality bonds proved a disadvantage in terms of relative performance.

And while the portfolio’s holdings in some sectors added to relative performance, security selection in financials and technology in particular detracted.

In pursuing investment goals, your long-term asset mix is key
Volatility and increased uncertainty can tempt investors to deviate from their investment plan. In the mutual fund industry, for example, the recent rise in bond yields has led to net redemptions from bond funds as investors try to sidestep losses that might arise from a sustained climb in interest rates.

Keep in mind, however, that although interest rates remain low, nobody is certain what their next move will be—much less how financial markets will react to the change. In fact, it’s precisely because short-term market movements are unpredictable that trying to time the markets often fails, as Vanguard and other researchers have found.

We continue to believe that sticking to a well-diversified portfolio of stocks, bonds, and money market instruments over the long haul—rather than making impulsive changes to try to avoid potential losses or capitalize on perceived opportunities—gives you the best chance of meeting your investment goals.

Total Returns
Six Months Ended
June 30, 2013
Vanguard High Yield Bond Portfolio	–0.59%
Barclays U.S. Corporate High Yield Bond Index	1.42
Variable Insurance High Yield Funds Average[1]	1.34

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		High Yield
	Portfolio	Funds Average
High Yield Bond Portfolio	0.29%	0.84%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2013, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2013, the portfolio’s annualized expense ratio was 0.29%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2012.

Vanguard High Yield Bond Portfolio

Advisor’s Report

The investment environment
For the first six months of 2013, the High Yield Bond Portfolio returned –0.59%, compared with the benchmark return of 1.42%. The primary driver of performance for the period was the dramatic rise in U.S. Treasury rates and resulting decline in bond prices. Through May 9, high-yield bonds generated a return of nearly 5.77% and their average price rose $2. However, these gains were erased as the market reacted to Federal Reserve comments about the tapering of asset purchases and potential future rate hikes.

From a year-to-date low of 1.63% on May 2, the 10-year U.S. Treasury yield rose 84 basis points to end June at 2.47%. As bond yields and prices are inversely correlated, bond prices fell precipitously. Longer-duration and interest-rate-sensitive fixed income assets declined along with underlying Treasuries. In the case of the high-yield market, the average bond price fell nearly $6 from its peak in early May.

For the six months ended June 30, lower-quality bonds outperformed higher-quality bonds handily. Caa-rated bonds returned 5.29%, compared with 0.06% for Ba-rated and 1.20% for B-rated bonds. Higher-quality bonds underperformed because of their greater sensitivity to underlying Treasury rates. Conversely, lower-quality bonds, which typically carry larger coupons than higher-quality bonds, earned more income during the period to offset the drag from rates. The spread of the high-yield market narrowed from 511 basis points over Treasuries at the beginning of the year to 492 basis points as of June 30. The average price of high-yield bonds fell $3, to $102 at the end of the period.

The recent sell-off in the high-yield market has been driven by interest rates rather than by credit concerns. Indeed, ratings actions and default forecasts remain benign and balance sheets are in good shape. The ratio of credit agency downgrades to upgrades has been steady for two years at around 1.0x, while the portion of bonds rated Caa and below in the market has remained stable at around 17%. These two measures confirm that the underlying credit quality of the market is unchanged. Likewise, Moody’s Investors Service is forecasting a forward 12-month default rate of 2.7%, only a small change from the realized trailing 12-month default rate of 2.8%. These figures are still well below the long-term average of 3.9%.

By and large, high-yield issuers enjoy healthy credit profiles, having maintained solid gross margins and interest coverage ratios year-to-date. With our expectation of continued U.S. GDP expansion in 2013 and 2014, we believe most high-yield issuers will be able to sustain these profiles.

The new-issue calendar has been robust, with $205 billion raised in the global high-yield markets in the first six months of the year, ahead of the same period in 2011 and 2012. Issuance remains high-quality, with more than 80% of new-issue proceeds rated B or better. Issuers continue to exercise restraint in borrowing, emphasizing balance sheet repair over more aggressive activity such as repurchasing shares, paying special dividends, and engaging in leveraged acquisitions or buyouts.

In 2013, more than 60% of the gross proceeds have been for refinancing purposes, a creditor-friendly trend that has been solidly in place since 2009. In contrast, proceeds being used for shareholder-friendly activity totaled just 23%. In the past, elevated default cycles have typically occurred only after several years in which aggressive borrowing has exceeded 40% of the total. In this context, the high-yield market remains balanced and shows no signs of an imminent fundamental credit deterioration.

The portfolio’s successes
The portfolio benefited from its relative weightings in energy, homebuilding, and metals, and from positive credit selection in the utilities sector.

The portfolio’s shortfalls
The portfolio’s holdings in cash and in higher-quality, rate-sensitive bonds hurt relative performance for the six months. The portfolio was also hurt by its longer duration positioning. Relative weightings to the cable, supermarket, and retail sectors and credit selection in financials and technology hurt performance.

The portfolio’s positioning
The portfolio remains consistent in its investment objective and strategy and maintains a meaningful exposure to relatively higher-quality names within the high-yield market. We believe these issuers have more consistent businesses and greater predictability of cash flows than those at the lower end of the spectrum. We favor higher-quality credits in an effort to minimize defaults and to provide stable income. We continue to diversify the portfolio’s holdings by issuer and industry while deemphasizing non-cash-paying securities, preferred stocks, and equity-linked securities such as convertibles owing to their potential for volatility.

Michael L. Hong, CFA
Vice President and Fixed Income Portfolio Manager

Wellington Management Company, LLP

July 17, 2013

Vanguard High Yield Bond Portfolio

Portfolio Profile
As of June 30, 2013

Financial Attributes
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Issues	357	2,057	8,413
Yield[3]	4.8%	6.9%	2.4%
Yield to Maturity	5.5%[4]	6.9%	2.4%
Average Coupon	6.3%	7.6%	3.4%
Average Effective
Maturity	5.6 years	5.4 years	7.5 years
Average Duration	4.8 years	4.5 years	5.5 years
Expense Ratio[5]	0.29%	—	—
Short-Term Reserves	5.0%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.97	0.07
Beta	0.88	0.57

Distribution by Effective Maturity (% of portfolio)

Under 1 Year	5.1%
1–5 Years	22.3
5–10 Years	67.1
10–20 Years	3.7
20–30 Years	1.1
Over 30 Years	0.7

Sector Diversification (% of portfolio)

Basic Industry	7.5%
Capital Goods	9.3
Communication	14.5
Consumer Cyclical	11.5
Consumer Noncyclical	10.8
Energy	6.1
Finance	20.6
Industrial Other	0.5
Other	0.1
Technology	10.1
Transportation	1.6
Utilities	7.4

Distribution by Credit Quality (% of portfolio)

U.S. Government	0.0%
Aaa	0.0
Aa	0.0
A	0.0
Baa	7.3
Ba	53.1
B	28.8
Caa	4.3
C	1.5
Other	5.0

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. agency, and U.S. agency mortgage-backed securities appear under “U.S. Government.” For this report, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Barclays U.S. Corporate High Yield Bond Index.
2 Barclays U.S. Aggregate Bond Index.
3 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earliest possible dates.
4 Before expenses.
5 The portfolio expense ratio shown is from the prospectus dated April 30, 2013, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2013, the portfolio’s annualized expense ratio was 0.29%.

Vanguard High Yield Bond Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2002–June 30, 2013

Average Annual Total Returns: Periods Ended June 30, 2013

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
High Yield Bond Portfolio	6/3/1996	6.44%	8.57%	–0.75%	7.50%	6.75%

1 Six months ended June 30, 2013.
See Financial Highlights for dividend and capital gains information.

Vanguard High Yield Bond Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2013

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
Asset-Backed/Commercial Mortgage-Backed Securities (0.3%)
[1,2]	Avis Budget Car Rental LLC /
	Avis Budget Finance Inc.
	(Cost $1,437)	5.500%	4/1/23	1,438	1,389
Corporate Bonds (91.3%)
Finance (16.3%)
	Banking (4.5%)
	Ally Financial Inc.	8.000%	3/15/20	2,250	2,621
	Ally Financial Inc.	7.500%	9/15/20	2,080	2,392
1	Barclays Bank plc	6.050%	12/4/17	4,061	4,377
	Barclays Bank plc	5.140%	10/14/20	1,375	1,388
2	Deutsche Bank AG	4.296%	5/24/28	2,925	2,698
1	LBG Capital No.1 plc	7.875%	11/1/20	2,385	2,492
1	Lloyds TSB Bank plc	6.500%	9/14/20	785	829
	Royal Bank of Scotland Group plc	6.125%	12/15/22	3,515	3,350
	UBS AG	7.625%	8/17/22	2,305	2,529

	Finance Companies (8.9%)
3	Air Lease Corp.	6.125%	4/1/17	3,535	3,668
	Air Lease Corp.	4.750%	3/1/20	1,595	1,543
	CIT Group Inc.	4.250%	8/15/17	2,255	2,255
	CIT Group Inc.	5.250%	3/15/18	3,415	3,500
1	CIT Group Inc.	6.625%	4/1/18	3,005	3,245
1	CIT Group Inc.	5.500%	2/15/19	1,815	1,865
	CIT Group Inc.	5.375%	5/15/20	3,415	3,509
	CIT Group Inc.	5.000%	8/15/22	3,245	3,229
	Homer City Generation LP	8.734%	10/1/26	1,339	1,413
	International Lease Finance Corp.	5.750%	5/15/16	530	543
1	International Lease Finance Corp.	6.750%	9/1/16	895	967
	International Lease Finance Corp.	8.750%	3/15/17	1,180	1,313
	International Lease Finance Corp.	3.875%	4/15/18	1,405	1,321
1	International Lease Finance Corp.	7.125%	9/1/18	1,775	1,966
	International Lease Finance Corp.	5.875%	4/1/19	1,820	1,838
	International Lease Finance Corp.	6.250%	5/15/19	1,882	1,939
	International Lease Finance Corp.	8.250%	12/15/20	1,511	1,696
	International Lease Finance Corp.	4.625%	4/15/21	970	892
	International Lease Finance Corp.	8.625%	1/15/22	900	1,035
1	Provident Funding Associates LP /
	PFG Finance Corp.	6.750%	6/15/21	1,110	1,107
	SLM Corp.	6.250%	1/25/16	555	590
	SLM Corp.	6.000%	1/25/17	1,010	1,057
	SLM Corp.	8.450%	6/15/18	1,100	1,227
	SLM Corp.	8.000%	3/25/20	1,675	1,819
	SLM Corp.	7.250%	1/25/22	615	644
	SLM Corp.	5.500%	1/25/23	870	820

	Insurance (2.7%)
2	Hartford Financial Services Group Inc.	8.125%	6/15/38	3,145	3,499
[1,3]	ING US Inc.	5.500%	7/15/22	3,670	3,902
[1,2]	ING US Inc.	5.650%	5/15/53	1,220	1,155
1	Liberty Mutual Group Inc.	7.800%	3/15/37	1,560	1,817
[1,2]	MetLife Capital Trust IV	7.875%	12/15/67	1,390	1,651
[1,2]	MetLife Capital Trust X	9.250%	4/8/68	1,000	1,320
	Unum Group	7.375%	6/15/32	175	188

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Real Estate Investment Trusts (0.2%)
	Felcor Lodging LP	5.625%	3/1/23	1,315	1,289
					82,498
Industrial (68.8%)
	Basic Industry (6.7%)
[3,4]	Arch Coal Inc. Bank Loan	5.750%	5/16/18	1,791	1,778
1	Ashland Inc.	3.875%	4/15/18	590	580
1	Ashland Inc.	4.750%	8/15/22	775	764
1	Ashland Inc.	4.750%	8/15/22	570	562
1	Axiall Corp.	4.875%	5/15/23	230	219
	Cascades Inc.	7.750%	12/15/17	825	860
	Cascades Inc.	7.875%	1/15/20	250	261
	Celanese US Holdings LLC	6.625%	10/15/18	380	402
	Celanese US Holdings LLC	5.875%	6/15/21	305	323
	Cloud Peak Energy Resources LLC /
	Cloud Peak Energy Finance Corp.	8.250%	12/15/17	500	523
	Cloud Peak Energy Resources LLC /
	Cloud Peak Energy Finance Corp.	8.500%	12/15/19	200	214
	CONSOL Energy Inc.	8.000%	4/1/17	1,280	1,344
	CONSOL Energy Inc.	8.250%	4/1/20	1,165	1,226
1	Eagle Spinco Inc.	4.625%	2/15/21	415	398
1	Eldorado Gold Corp.	6.125%	12/15/20	1,035	1,004
1	FMG Resources August 2006 Pty Ltd.	7.000%	11/1/15	1,475	1,486
1	FMG Resources August 2006 Pty Ltd.	6.375%	2/1/16	1,130	1,124
1	FMG Resources August 2006 Pty Ltd.	6.875%	2/1/18	2,335	2,300
1	FMG Resources August 2006 Pty Ltd.	6.875%	4/1/22	825	802
1	Hecla Mining Co.	6.875%	5/1/21	965	907
	Hexion US Finance Corp.	6.625%	4/15/20	1,455	1,455
1	Hexion US Finance Corp.	6.625%	4/15/20	525	525
1	INEOS Finance plc	8.375%	2/15/19	1,225	1,329
1	INEOS Finance plc	7.500%	5/1/20	1,990	2,104
[3,4]	INEOS Holdings Ltd. Bank Loan	4.000%	4/27/18	1	1
	Novelis Inc.	8.375%	12/15/17	1,120	1,189
	Novelis Inc.	8.750%	12/15/20	1,260	1,345
	Peabody Energy Corp.	7.375%	11/1/16	1,930	2,152
	Peabody Energy Corp.	6.000%	11/15/18	2,030	2,035
	Peabody Energy Corp.	6.500%	9/15/20	175	175
	Peabody Energy Corp.	6.250%	11/15/21	1,740	1,679
	Peabody Energy Corp.	7.875%	11/1/26	1,315	1,345
	Plains Exploration & Production Co.	6.500%	11/15/20	600	635
	Plains Exploration & Production Co.	6.625%	5/1/21	345	363
	Plains Exploration & Production Co.	6.750%	2/1/22	313	331
	Plains Exploration & Production Co.	6.875%	2/15/23	360	384

	Capital Goods (8.3%)
1	Ardagh Packaging Finance plc	7.375%	10/15/17	870	927
1	Ardagh Packaging Finance plc	9.125%	10/15/20	880	935
1	Ashtead Capital Inc.	6.500%	7/15/22	335	349
	B/E Aerospace Inc.	6.875%	10/1/20	1,245	1,345
	B/E Aerospace Inc.	5.250%	4/1/22	3,221	3,221
	Ball Corp.	7.375%	9/1/19	1,295	1,395
	Ball Corp.	5.000%	3/15/22	740	737
1	Building Materials Corp. of America	6.875%	8/15/18	420	440
1	Building Materials Corp. of America	6.750%	5/1/21	1,645	1,740
	Case New Holland Inc.	7.875%	12/1/17	2,660	3,012
1	Cemex Finance LLC	9.500%	12/14/16	3,190	3,374

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Clean Harbors Inc.	5.250%	8/1/20	635	646
	Clean Harbors Inc.	5.125%	6/1/21	365	362
	CNH Capital LLC	3.875%	11/1/15	490	495
	CNH Capital LLC	6.250%	11/1/16	1,675	1,784
1	CNH Capital LLC	3.625%	4/15/18	1,145	1,093
	Crown Americas LLC /
	Crown Americas Capital Corp.III	6.250%	2/1/21	1,100	1,163
1	Crown Americas LLC /
	Crown Americas Capital Corp.IV	4.500%	1/15/23	820	773
1	Fibria Overseas Finance Ltd.	7.500%	5/4/20	477	512
1	Fibria Overseas Finance Ltd.	6.750%	3/3/21	300	318
	Huntington Ingalls Industries Inc.	6.875%	3/15/18	791	847
	Huntington Ingalls Industries Inc.	7.125%	3/15/21	1,380	1,483
	Masco Corp.	6.125%	10/3/16	465	504
	Masco Corp.	5.850%	3/15/17	278	294
	Masco Corp.	6.625%	4/15/18	105	116
	Masco Corp.	7.125%	3/15/20	2,372	2,645
	Masco Corp.	5.950%	3/15/22	590	617
	Masco Corp.	7.750%	8/1/29	480	525
	Masco Corp.	6.500%	8/15/32	120	120
	Owens Corning	9.000%	6/15/19	1,000	1,230
	Owens Corning	7.000%	12/1/36	160	171
	Reynolds Group Issuer Inc. /
	Reynolds Group Issuer LLC /
	Reynolds Group Issuer Lu	7.125%	4/15/19	1,905	2,012
1	TransDigm Inc.	5.500%	10/15/20	1,095	1,018
	United Rentals North America Inc.	5.750%	7/15/18	1,000	1,047
	United Rentals North America Inc.	7.375%	5/15/20	915	974
	United Rentals North America Inc.	7.625%	4/15/22	945	1,023
	United Rentals North America Inc.	6.125%	6/15/23	390	391
	Vulcan Materials Co.	6.400%	11/30/17	480	522
	Vulcan Materials Co.	7.000%	6/15/18	1,600	1,734
	Vulcan Materials Co.	7.500%	6/15/21	60	67
	Vulcan Materials Co.	7.150%	11/30/37	220	221

	Communication (19.0%)
	CCO Holdings LLC /
	CCO Holdings Capital Corp.	7.250%	10/30/17	435	461
	CCO Holdings LLC /
	CCO Holdings Capital Corp.	7.000%	1/15/19	911	966
	CCO Holdings LLC /
	CCO Holdings Capital Corp.	8.125%	4/30/20	976	1,069
	CCO Holdings LLC /
	CCO Holdings Capital Corp.	6.500%	4/30/21	1,475	1,541
	CCO Holdings LLC /
	CCO Holdings Capital Corp.	6.625%	1/31/22	1,500	1,571
	CCO Holdings LLC /
	CCO Holdings Capital Corp.	5.250%	9/30/22	1,828	1,737
	CCO Holdings LLC /
	CCO Holdings Capital Corp.	5.750%	1/15/24	900	878
	CSC Holdings LLC	7.875%	2/15/18	1,090	1,234
	CSC Holdings LLC	7.625%	7/15/18	1,685	1,904
	CSC Holdings LLC	8.625%	2/15/19	895	1,029
	CSC Holdings LLC	6.750%	11/15/21	210	226
	DISH DBS Corp.	4.625%	7/15/17	1,020	1,025
	DISH DBS Corp.	7.875%	9/1/19	795	894
	DISH DBS Corp.	6.750%	6/1/21	3,230	3,424
	DISH DBS Corp.	5.875%	7/15/22	1,900	1,933
	DISH DBS Corp.	5.000%	3/15/23	675	650
1	eAccess Ltd.	8.250%	4/1/18	1,911	2,100
	Embarq Corp.	7.995%	6/1/36	720	769
	Hughes Satellite Systems Corp.	6.500%	6/15/19	3,017	3,228
	Hughes Satellite Systems Corp.	7.625%	6/15/21	580	618
1	IAC/InterActiveCorp	4.750%	12/15/22	720	680
1	Inmarsat Finance plc	7.375%	12/1/17	590	614
	Intelsat Jackson Holdings SA	7.250%	4/1/19	2,875	3,012
	Intelsat Jackson Holdings SA	8.500%	11/1/19	475	509
	Intelsat Jackson Holdings SA	7.250%	10/15/20	4,165	4,384
	Intelsat Jackson Holdings SA	7.500%	4/1/21	1,350	1,414
1	Intelsat Jackson Holdings SA	5.500%	8/1/23	1,840	1,720
	Lamar Media Corp.	5.875%	2/1/22	585	598

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Lamar Media Corp.	5.000%	5/1/23	1,170	1,112
	Liberty Interactive LLC	8.500%	7/15/29	820	898
	Liberty Interactive LLC	8.250%	2/1/30	3,135	3,354
1	Lynx I Corp.	5.375%	4/15/21	1,270	1,276
	MetroPCS Wireless Inc.	7.875%	9/1/18	1,485	1,582
	MetroPCS Wireless Inc.	6.625%	11/15/20	2,175	2,257
	National CineMedia LLC	6.000%	4/15/22	895	917
1	NBCUniversal Enterprise Inc.	5.250%	12/19/49	1,940	1,940
	Nielsen Finance LLC /
	Nielsen Finance Co.	7.750%	10/15/18	1,300	1,397
	NII Capital Corp.	7.625%	4/1/21	585	452
	Quebecor Media Inc.	7.750%	3/15/16	795	807
	Quebecor Media Inc.	7.750%	3/15/16	765	776
	Quebecor Media Inc.	5.750%	1/15/23	2,530	2,467
	Qwest Corp.	6.875%	9/15/33	656	641
1	SBA Communications Corp.	5.625%	10/1/19	1,295	1,272
	SBA Telecommunications Inc.	8.250%	8/15/19	436	471
1	SBA Telecommunications Inc.	5.750%	7/15/20	410	411
1	Sinclair Television Group Inc.	9.250%	11/1/17	1,075	1,140
1	Sirius XM Radio Inc.	4.250%	5/15/20	305	285
1	Sirius XM Radio Inc.	5.250%	8/15/22	1,435	1,392
1	Sirius XM Radio Inc.	4.625%	5/15/23	850	791
1	Softbank Corp.	4.500%	4/15/20	4,015	3,857
1	Sprint Nextel Corp.	9.000%	11/15/18	3,460	4,040
1	Sprint Nextel Corp.	7.000%	3/1/20	4,130	4,429
	Starz LLC / Starz Finance Corp.	5.000%	9/15/19	985	975
1	Unitymedia Hessen GmbH &
	Co. KG / Unitymedia NRW GmbH	5.500%	1/15/23	1,460	1,391
1	UPCB Finance III Ltd.	6.625%	7/1/20	2,735	2,803
1	UPCB Finance V Ltd.	7.250%	11/15/21	1,170	1,255
1	UPCB Finance VI Ltd.	6.875%	1/15/22	1,401	1,451
	Videotron Ltd.	9.125%	4/15/18	326	342
	Videotron Ltd.	5.000%	7/15/22	2,468	2,400
1	Wind Acquisition Finance SA	11.750%	7/15/17	2,645	2,751
	Windstream Corp.	7.875%	11/1/17	1,180	1,295
	Windstream Corp.	8.125%	9/1/18	645	684
	Windstream Corp.	7.000%	3/15/19	250	251
	Windstream Corp.	7.750%	10/15/20	795	823
	Zayo Group LLC / Zayo Capital Inc.	8.125%	1/1/20	615	667
	Zayo Group LLC / Zayo Capital Inc.	10.125%	7/1/20	1,030	1,141

	Consumer Cyclical (10.3%)
	AMC Entertainment Inc.	8.750%	6/1/19	1,750	1,877
	AutoNation Inc.	5.500%	2/1/20	455	478
	Caesars Entertainment
	Operating Co. Inc.	8.500%	2/15/20	1,410	1,329
1	Carlson Wagonlit BV	6.875%	6/15/19	2,240	2,257
	Choice Hotels International Inc.	5.700%	8/28/20	211	224
	Choice Hotels International Inc.	5.750%	7/1/22	205	216
	Cinemark USA Inc.	5.125%	12/15/22	195	189
1	Cinemark USA Inc.	4.875%	6/1/23	725	692
1	Continental Rubber of America Corp.	4.500%	9/15/19	3,175	3,270
1	Corrections Corp. of America	4.125%	4/1/20	1,300	1,264
1	Corrections Corp. of America	4.625%	5/1/23	1,615	1,571
	Delphi Corp.	5.875%	5/15/19	1,001	1,064
	Delphi Corp.	6.125%	5/15/21	830	903
1	General Motors Financial Co. Inc.	4.750%	8/15/17	3,355	3,447
1	General Motors Financial Co. Inc.	3.250%	5/15/18	440	423
	General Motors Financial Co. Inc.	6.750%	6/1/18	1,170	1,278
1	General Motors Financial Co. Inc.	4.250%	5/15/23	550	513
	Hanesbrands Inc.	6.375%	12/15/20	1,056	1,125
	Limited Brands, Inc.	8.500%	6/15/19	290	337
	Limited Brands, Inc.	7.000%	5/1/20	580	647
	Limited Brands, Inc.	6.625%	4/1/21	1,430	1,552
	Limited Brands, Inc.	5.625%	2/15/22	525	532
1	NAI Entertainment Holdings LLC	8.250%	12/15/17	97	103
	Neiman Marcus Group Inc.	7.125%	6/1/28	1,790	1,803
	PVH Corp.	7.375%	5/15/20	645	695
	PVH Corp.	4.500%	12/15/22	750	711
1	QVC Inc.	7.500%	10/1/19	2,249	2,446
	QVC Inc.	5.125%	7/2/22	90	89

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
1	Realogy Group LLC	7.625%	1/15/20	1,726	1,877
	Regal Cinemas Corp.	8.625%	7/15/19	1,735	1,856
	Regal Entertainment Group	5.750%	6/15/23	800	768
	Regal Entertainment Group	5.750%	2/1/25	192	182
	Rite Aid Corp.	8.000%	8/15/20	750	831
	Sally Holdings LLC / Sally Capital Inc.	6.875%	11/15/19	1,151	1,234
	Sally Holdings LLC / Sally Capital Inc.	5.750%	6/1/22	640	646
	Service Corp. International	7.625%	10/1/18	940	1,067
	Service Corp. International	4.500%	11/15/20	660	630
	Service Corp. International	8.000%	11/15/21	1,225	1,427
1	Service Corp. International	5.375%	1/15/22	905	903
	Tenneco Inc.	7.750%	8/15/18	230	246
	Tenneco Inc.	6.875%	12/15/20	1,275	1,371
1	TRW Automotive Inc.	7.250%	3/15/17	1,487	1,688
1	TRW Automotive Inc.	4.500%	3/1/21	525	524
[3,4]	US Foods Inc. Bank Loan	4.500%	3/31/17	1,303	1,296
	Wynn Las Vegas LLC /
	Wynn Las Vegas Capital Corp.	7.875%	5/1/20	990	1,084
	Wynn Las Vegas LLC /
	Wynn Las Vegas Capital Corp.	7.750%	8/15/20	1,925	2,127
	Wynn Las Vegas LLC /
	Wynn Las Vegas Capital Corp.	5.375%	3/15/22	1,455	1,473

	Consumer Noncyclical (9.2%)
1	ARAMARK Corp.	5.750%	3/15/20	740	751
	Avon Products Inc.	5.000%	3/15/23	355	351
	Biomet Inc.	6.500%	8/1/20	2,120	2,184
	Biomet Inc.	6.500%	10/1/20	2,305	2,305
	CHS/Community Health Systems Inc.	5.125%	8/15/18	1,790	1,817
	Constellation Brands Inc.	7.250%	5/15/17	730	832
	Constellation Brands Inc.	3.750%	5/1/21	300	280
	Constellation Brands Inc.	6.000%	5/1/22	370	398
	Constellation Brands Inc.	4.250%	5/1/23	365	342
	DaVita HealthCare Partners Inc.	6.625%	11/1/20	1,190	1,261
1	Fresenius Medical Care
	US Finance II Inc.	5.625%	7/31/19	1,325	1,371
1	Fresenius Medical Care
	US Finance II Inc.	5.875%	1/31/22	595	625
1	Fresenius Medical Care
	US Finance Inc.	6.500%	9/15/18	365	396
1	Fresenius Medical Care
	US Finance Inc.	5.750%	2/15/21	1,170	1,217
	HCA Holdings Inc.	6.250%	2/15/21	960	979
	HCA Inc.	6.500%	2/15/16	140	151
	HCA Inc.	8.500%	4/15/19	2,315	2,486
	HCA Inc.	6.500%	2/15/20	4,675	5,061
	HCA Inc.	5.875%	3/15/22	1,850	1,896
	HCA Inc.	4.750%	5/1/23	2,100	2,005
	HCA Inc.	7.690%	6/15/25	130	138
	Health Management Associates Inc.	7.375%	1/15/20	2,383	2,612
1	Hypermarcas SA	6.500%	4/20/21	2,020	2,052
1	IMS Health Inc.	12.500%	3/1/18	2,065	2,385
1	IMS Health Inc.	6.000%	11/1/20	670	677
	LifePoint Hospitals Inc.	6.625%	10/1/20	540	574
1	Mallinckrodt International Finance SA	3.500%	4/15/18	300	296
1	Mallinckrodt International Finance SA	4.750%	4/15/23	750	709
1	Party City Holdings Inc.	8.875%	8/1/20	2,725	2,923
	Tenet Healthcare Corp.	6.250%	11/1/18	1,500	1,579
1	Tenet Healthcare Corp.	4.750%	6/1/20	490	490
1	Tenet Healthcare Corp.	4.500%	4/1/21	932	869
1	Tenet Healthcare Corp.	4.375%	10/1/21	3,520	3,247
	US Foods Inc.	8.500%	6/30/19	1,530	1,591

	Energy (5.0%)
	Chesapeake Energy Corp.	6.625%	8/15/20	1,082	1,155
	Chesapeake Energy Corp.	6.875%	11/15/20	300	326
	Chesapeake Energy Corp.	6.125%	2/15/21	1,118	1,171
	Concho Resources Inc.	7.000%	1/15/21	417	449
	Concho Resources Inc.	6.500%	1/15/22	745	793

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Concho Resources Inc.	5.500%	10/1/22	2,540	2,496
	Continental Resources Inc.	5.000%	9/15/22	2,865	2,908
	Denbury Resources Inc.	8.250%	2/15/20	973	1,051
	Denbury Resources Inc.	6.375%	8/15/21	330	344
	Denbury Resources Inc.	4.625%	7/15/23	910	844
	EP Energy LLC / EP Energy
	Finance Inc.	9.375%	5/1/20	1,947	2,195
	EP Energy LLC / Everest
	Acquisition Finance Inc.	6.875%	5/1/19	860	920
	Harvest Operations Corp.	6.875%	10/1/17	1,375	1,526
1	MEG Energy Corp.	6.375%	1/30/23	850	825
	Newfield Exploration Co.	7.125%	5/15/18	1,590	1,650
	Newfield Exploration Co.	6.875%	2/1/20	925	950
	Newfield Exploration Co.	5.750%	1/30/22	720	718
	Range Resources Corp.	6.750%	8/1/20	575	617
	Range Resources Corp.	5.750%	6/1/21	1,435	1,485
	Range Resources Corp.	5.000%	8/15/22	515	502
1	Seadrill Ltd.	5.625%	9/15/17	2,260	2,232

	Other Industrial (0.5%)
	CBRE Services Inc.	5.000%	3/15/23	2,520	2,381

	Technology (8.7%)
	Brocade Communications Systems Inc.	6.875%	1/15/20	356	380
1	Brocade Communications Systems Inc.	4.625%	1/15/23	755	706
	CDW LLC / CDW Finance Corp.	8.000%	12/15/18	1,150	1,251
	Equinix Inc.	4.875%	4/1/20	280	274
	Equinix Inc.	7.000%	7/15/21	1,725	1,872
	Equinix Inc.	5.375%	4/1/23	1,215	1,191
	Fidelity National Information
	Services Inc.	5.000%	3/15/22	1,580	1,612
1	First Data Corp.	7.375%	6/15/19	2,525	2,607
1	First Data Corp.	8.875%	8/15/20	621	677
1	First Data Corp.	6.750%	11/1/20	1,890	1,932
1	First Data Corp.	8.250%	1/15/21	1,160	1,183
[3,4]	First Data Corp. Bank Loan	4.193%	9/24/14	1,448	1,410
1	Flextronics International Ltd.	4.625%	2/15/20	1,300	1,261
1	Flextronics International Ltd.	5.000%	2/15/23	1,535	1,485
	Freescale Semiconductor Inc.	8.875%	12/15/14	88	88
1	Freescale Semiconductor Inc.	10.125%	3/15/18	464	503
1	Freescale Semiconductor Inc.	9.250%	4/15/18	2,495	2,682
1	Freescale Semiconductor Inc.	5.000%	5/15/21	1,110	1,049
[3,4]	Freescale Semiconductor Inc.
	Bank Loan	5.000%	3/1/20	7	7
[3,4]	Freescale Semiconductor Inc.
	Bank Loan	5.000%	3/1/20	2,638	2,612
	Infor US Inc.	11.500%	7/15/18	895	1,009
	Infor US Inc.	9.375%	4/1/19	1,175	1,273
[3,4]	Infor US Inc. Bank Loan	5.250%	4/5/18	538	541
	Iron Mountain Inc.	7.750%	10/1/19	945	1,021
	Iron Mountain Inc.	8.000%	6/15/20	810	842
	Iron Mountain Inc.	8.375%	8/15/21	1,231	1,311
	Iron Mountain Inc.	5.750%	8/15/24	755	704
	Jabil Circuit Inc.	5.625%	12/15/20	205	213
	NCR Corp.	4.625%	2/15/21	1,810	1,738
	NCR Corp.	5.000%	7/15/22	480	463
1	NXP BV / NXP Funding LLC	3.750%	6/1/18	1,190	1,145
1	NXP BV / NXP Funding LLC	5.750%	3/15/23	255	260
1	Sensata Technologies BV	6.500%	5/15/19	2,089	2,214
1	Sensata Technologies BV	4.875%	10/15/23	315	301
	SunGard Data Systems Inc.	7.375%	11/15/18	1,555	1,641
1	SunGard Data Systems Inc.	6.625%	11/1/19	1,475	1,479
	SunGard Data Systems Inc.	7.625%	11/15/20	2,975	3,153

	Transportation (1.1%)
2	Continental Airlines 2007-1
	Class B Pass Through Trust	6.903%	4/19/22	551	576
1	Hertz Corp.	4.250%	4/1/18	270	264
	Hertz Corp.	6.750%	4/15/19	2,000	2,115

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Hertz Corp.	5.875%	10/15/20	205	211
	Hertz Corp.	7.375%	1/15/21	2,230	2,397
	Hertz Corp.	6.250%	10/15/22	135	141
					349,134
Utilities (6.2%)
	Electric (2.8%)
	AES Corp.	7.750%	10/15/15	697	768
	AES Corp.	8.000%	10/15/17	1,255	1,410
	AES Corp.	8.000%	6/1/20	565	643
1	Calpine Corp.	7.250%	10/15/17	2,207	2,295
1	Calpine Corp.	7.500%	2/15/21	1,852	1,972
1	Calpine Corp.	7.875%	1/15/23	450	485
	DPL Inc.	6.500%	10/15/16	1,700	1,772
	DPL Inc.	7.250%	10/15/21	2,830	2,887
1	IPALCO Enterprises Inc.	7.250%	4/1/16	340	369
	IPALCO Enterprises Inc.	5.000%	5/1/18	610	628
	Puget Energy Inc.	5.625%	7/15/22	920	978

	Natural Gas (3.4%)
	AmeriGas Finance LLC /
	AmeriGas Finance Corp.	6.750%	5/20/20	940	968
	AmeriGas Finance LLC /
	AmeriGas Finance Corp.	7.000%	5/20/22	1,375	1,409
	El Paso LLC	7.000%	6/15/17	1,475	1,607
	El Paso LLC	7.250%	6/1/18	1,755	1,950
	El Paso LLC	6.500%	9/15/20	1,230	1,311
	El Paso LLC	7.750%	1/15/32	740	790
	Energy Transfer Equity LP	7.500%	10/15/20	2,460	2,688
	Ferrellgas LP / Ferrellgas Finance Corp.	6.500%	5/1/21	2,343	2,361
1	Kinder Morgan Finance Co. LLC	6.000%	1/15/18	1,906	2,001
	MarkWest Energy Partners LP /
	MarkWest Energy Finance Corp.	6.500%	8/15/21	331	339
	MarkWest Energy Partners LP /
	MarkWest Energy Finance Corp.	6.250%	6/15/22	985	1,002
	MarkWest Energy Partners LP /
	MarkWest Energy Finance Corp.	5.500%	2/15/23	455	448
	MarkWest Energy Partners LP /
	MarkWest Energy Finance Corp.	4.500%	7/15/23	400	359
					31,440
Total Corporate Bonds (Cost $451,249)					463,072

				Shares
Preferred Stocks (2.1%)
	Citigroup Capital XIII Pfd.	7.875%		153,750	4,296
	GMAC Capital Trust I Pfd.	8.125%		136,650	3,542
	Hartford Financial Services
	Group Inc. Pfd.	7.875%		92,000	2,704
Total Preferred Stocks (Cost $9,834)					10,542
Other (0.0%)
*	MediaNews Group Inc. Warrants Exp.
	03/19/2017 (Cost $778)			2,084	4

			Face Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
Temporary Cash Investment (4.5%)
Repurchase Agreement (4.5%)
Bank of America Securities, LLC
(Dated 6/28/13, Repurchase Value
$22,900,000, collateralized by
Government National Mortgage Assn.
3.500%, 2/20/43, with a value of
$23,358,000) (Cost $22,900)	0.130%	7/1/13	22,900	22,900
Total Investments (98.2%) (Cost $486,198)				497,907
Other Assets and Liabilities (1.8%)
Other Assets				12,066
Liabilities				(2,861)
				9,205
Net Assets (100%)
Applicable to 64,580,418 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				507,112
Net Asset Value Per Share				$7.85

At June 30, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	491,050
Undistributed Net Investment Income	13,981
Accumulated Net Realized Losses	(9,628)
Unrealized Appreciation (Depreciation)	11,709
Net Assets	507,112

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2013, the aggregate value of these securities was $158,176,000, representing 31.2% of net assets.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Adjustable-rate security.
4 Security is a senior, secured, high-yield floating-rate loan. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective.
At June 30, 2013, the aggregate value of these securities was $7,645,000, representing 1.5% of net assets.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard High Yield Bond Portfolio

Statement of Operations

Six Months Ended
June 30, 2013
($000)
Investment Income
Income
Dividends	316
Interest	15,613
Total Income	15,929
Expenses
Investment Advisory Fees—Note B	167
The Vanguard Group—Note C
Management and Administrative	553
Marketing and Distribution	58
Custodian Fees	10
Shareholders’ Reports	7
Trustees’ Fees and Expenses	1
Total Expenses	796
Net Investment Income	15,133
Realized Net Gain (Loss) on
Investment Securities Sold	5,922
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(23,608)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(2,553)

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	15,133	29,350
Realized Net Gain (Loss)	5,922	9,421
Change in Unrealized Appreciation (Depreciation)	(23,608)	24,141
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,553)	62,912
Distributions
Net Investment Income	(29,502)	(24,876)
Realized Capital Gain	—	—
Total Distributions	(29,502)	(24,876)
Capital Share Transactions
Issued	71,654	160,872
Issued in Lieu of Cash Distributions	29,502	24,876
Redeemed	(107,982)	(74,928)
Net Increase (Decrease) from Capital Share Transactions	(6,826)	110,820
Total Increase (Decrease)	(38,881)	148,856
Net Assets
Beginning of Period	545,993	397,137
End of Period[1]	507,112	545,993

1 Net Assets—End of Period includes undistributed net investment income of $13,981,000 and $28,350,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard High Yield Bond Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$8.33	$7.72	$7.78	$7.46	$5.91	$8.21
Investment Operations
Net Investment Income	.223	.420	.516	.568	.543[1]	.580
Net Realized and Unrealized Gain (Loss)
on Investments	(.263)	.641	.004	.290	1.567	(2.260)
Total from Investment Operations	(.040)	1.061	.520	.858	2.110	(1.680)
Distributions
Dividends from Net Investment Income	(.440)	(.451)	(.580)	(.538)	(.560)	(.620)
Distributions from Realized Capital Gains —		—	—	—	—	—
Total Distributions	(.440)	(.451)	(.580)	(.538)	(.560)	(.620)
Net Asset Value, End of Period	$7.85	$8.33	$7.72	$7.78	$7.46	$5.91

Total Return	–0.59%	14.30%	6.93%	12.10%	38.85%	–21.95%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$507	$546	$397	$355	$316	$197
Ratio of Total Expenses to
Average Net Assets	0.29%	0.29%	0.29%	0.29%	0.29%	0.24%
Ratio of Net Investment Income to
Average Net Assets	5.53%	6.10%	6.85%	7.54%	8.19%	8.23%
Portfolio Turnover Rate	42%	29%	37%	38%	40%	22%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard High Yield Bond Portfolio

Notes to Financial Statements

Vanguard High Yield Bond Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Repurchase Agreements: The portfolio may enter into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of pre-qualified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2009–2012), and for the period ended June 30, 2013, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, llp, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the six months ended June 30, 2013, the investment advisory fee represented an effective annual rate of 0.06% of the portfolio’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2013, the portfolio had contributed capital of $68,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

Vanguard High Yield Bond Portfolio

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Asset-Backed/Commercial Mortgage-Backed Securities	—	1,389	—
Corporate Bonds	—	463,072	—
Preferred Stocks	10,542	—	—
Other	—	—	4
Temporary Cash Investments	—	22,900	—
Total	10,542	487,361	4

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2012, the portfolio had available capital losses totaling $15,537,000 to offset future net capital gains of $4,991,000 through December 31, 2016, and $10,546,000 through December 31, 2017. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2013; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At June 30, 2013, the cost of investment securities for tax purposes was $486,198,000. Net unrealized appreciation of investment securities for tax purposes was $11,709,000, consisting of unrealized gains of $17,409,000 on securities that had risen in value since their purchase and $5,700,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2013, the portfolio purchased $106,125,000 of investment securities and sold $108,422,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2013	December 31, 2012
	Shares	Shares
	(000)	(000)
Issued	8,605	20,277
Issued in Lieu of Cash Distributions	3,679	3,269
Redeemed	(13,251)	(9,426)
Net Increase (Decrease) in Shares Outstanding	(967)	14,120

At June 30, 2013, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 66% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. In preparing the financial statements as of June 30, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Vanguard High Yield Bond Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
High Yield Bond Portfolio	12/31/2012	6/30/2013	Period[1]
Based on Actual Portfolio Return	$1,000.00	$994.08	$1.43
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.36	1.45

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.29%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard High Yield Bond Portfolio

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Variable Insurance Fund High Yield Bond Portfolio has renewed the portfolio’s investment advisory agreement with Wellington Management Company, llp (Wellington Management). The board determined that the retention of Wellington Management was in the best interests of the portfolio and its shareholders.

The board based its decisions upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. The portfolio manager is backed by a well-tenured team of fixed income research analysts who conduct detailed fundamental analysis. The firm has provided high-quality advisory services for the portfolio and has demonstrated strong organizational depth and stability over both the short and long term. Wellington Management has advised the portfolio since its inception in 1996.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the portfolio realizes economies of scale that are built into the negotiated advisory fee rate without any need for asset-level breakpoints. The advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group.

The board will consider whether to renew the advisory agreement again after a one-year period.

Vanguard® International Portfolio

Stocks outside the United States achieved promising gains early in 2013 only to give back most of them in the second quarter. Investors became wary about economic growth prospects and when the U.S. Federal Reserve might begin to cut back its stimulative bond-buying. Vanguard International Portfolio returned 0.68% for the six months ended June 30, 2013, ahead of its benchmark index but behind the average return of peer funds.

Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Emerging markets lost steam while developed markets gained
Emerging market stocks, which have been some of the best performers since the global market recovery began in 2009, began to lose some of their allure. The tide turned, in part, because of concerns about slower growth in the world’s second-largest economy, China, which still has a growth rate that would be the envy of many developed economies. The slide in emerging market stocks was significant as they represented almost one-quarter of the portfolio’s assets, on average.

Stocks in developed European markets, the largest share of the portfolio’s assets, fared better—perhaps a surprising outcome given the financial woes in tiny Cyprus that dominated headlines and led to another Eurozone bailout agreement. But the developed Pacific region was the half year’s best performer. Encouraged by the “Abenomics” stimulative policies of Japan’s new prime minister, investors powered the Japanese market to a solid double-digit gain.

The advisors’ underweighting of Japan held back the portfolio’s results. However, this was more than offset by rewarding stock selection in China and other emerging markets as well as in Europe, especially France.

From an industry perspective, most sectors in the developed markets had positive returns; the reverse was true in emerging markets. In financials, the largest sector in the portfolio and the index, some of the advisors’ selections were disappointing; however, consumer discretionary holdings outperformed those in the benchmark.

For more on the portfolio’s strategy and positioning, please see the Advisors’ Report that follows.

International stocks can offer the benefit of diversification
Stocks outside the United States have always performed differently than U.S. stocks. Even though this difference has lessened in recent years, holding both still can offer a diversification benefit—the potential to help lower overall volatility.

That’s why Vanguard continues to suggest that investors consider allocating a portion of their equity assets to international markets. Our research indicates that a 20% allocation to non-U.S. stocks may be a reasonable starting point to consider. (For more insight, see Considerations for Investing in Non-U.S. Equities on vanguard.com/research.)

Total Returns
Six Months Ended
June 30, 2013
Vanguard International Portfolio	0.68%
MSCI All Country World Index ex USA	–0.04
Variable Insurance International Funds Average[1]	2.76

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		International
	Portfolio	Funds Average
International Portfolio	0.49%	1.00%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2013, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2013, the International Portfolio’s annualized expense ratio was 0.48%. The peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2012.

Vanguard International Portfolio

Advisors’ Report

For the six months ended June 30, 2013, the International Portfolio returned 0.68%, outpacing the –0.04% return of its benchmark index but lagging the 2.76% average return of peer funds. The portfolio is managed by three independent advisors, a strategy that enhances diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the first half of 2013 and of the effect of this environment on the portfolio’s positioning. These reports were prepared on July 16, 2013.

Baillie Gifford Overseas Ltd.

Portfolio Managers:

James K. Anderson, Head of Global Equities Kave Sigaroudinia, Head of EAFE Alpha Research We have been resolutely upbeat recently, in contrast to a financial world that seems excessively pessimistic. Improvement is apparent to those who look for it, as the financial experiments of the past five years begin to bear results. The examples of reform in Europe and China, as well as signs of recovery in the United States, bode well for longer-term investors. Increasing globalization, rapid changes in technology, faster adoption rates for new technologies, and a concentration of profitability in a relatively small number of companies persist in shaping our portion of the portfolio.

Our focus in managing these assets has not changed: We aim to identify and invest in companies with strong, durable competitive advantages that provide a substantial growth opportunity. Our firms are exposed to attractive trends such as the rapid expansion of Chinese consumption, the disruptive influence of the internet on many traditional business models, and accelerating technological change.

The Chinese social network Tencent was our standout. This company’s established operations have become more profitable, and it is expanding its newer mobile platform domestically and overseas. Rakuten, the Japanese online mall operator, has also performed strongly as retailing shifts online and consumption improves under “Abenomics.” Our holdings in two iron ore mining companies, Fortescue Metals Group and Vale, were weak as the market became increasingly jittery over China’s future commodity consumption and the outlook for the price of ferrous ore.

During the half year, we acted on our relative optimism about Spain by taking a new position in Banco Popular, which stands out as a likely winner in the capital-constrained and consolidating Spanish banking sector. We also established holdings in Kinnevik, a Swedish family holding company that has stakes in a

Vanguard International Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	53	991	Uses a bottom-up, stock-driven approach to select
			stocks that it believes have above-average growth
			rates and trade at reasonable prices.
Schroder Investment Management	27	511	Uses fundamental research to identify high-quality
North America Inc.			companies in developed and emerging markets
			that it believes have above-average growth potential.
M&G Investment Management Limited	17	317	Uses a long-term, bottom-up investment approach that
			focuses on identifying the stocks of underappreciated,
			quality companies that it believes will deliver high
			returns and have the potential for growth.
Cash Investments	3	39	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

Vanguard International Portfolio

number of e-commerce businesses globally, and Magnit, a leading Russian food retailer. We funded these positions, as well as additions to others, through sales of shares in Axel Springer, OGX, Oriflame, Petrobras, BHP Billiton and adidas Group.

We remain optimistic about the outlook for equity markets and committed to our approach of investing in growth companies for the long run. Please note that portfolio manager James K. Anderson is taking a six-month sabbatical during the second half of 2013. During this time, Kave Sigaroudinia, who serves as co-manager with Mr. Anderson, will serve as the sole portfolio manager. Mr. Anderson is expected to resume his role as co-manager early in 2014.

Schroder Investment Management North America Inc.

Portfolio Managers: Virginie Maisonneuve, CFA,

Head of Global and International Equities Simon Webber, CFA

Markets enjoyed a strong start to the year, helped by the U.S. “fiscal cliff” compromise and growing optimism about the global economy. In mid-February, unsettled by Eurozone concerns including the inconclusive Italian election and the bailout of Cyprus, markets rotated into defensive and high-income stocks. This trend reversed in May, when cyclical and growth-focused stocks outperformed for a time. But markets fell again after comments from the U.S. Federal Reserve suggested that it might taper off its quantitative easing (QE) program.

With the U.S. economy showing greater resilience, the question of which companies, sectors, and regions can cope best with a normalization in U.S. interest rates has become a major theme for investors. During the half year, Japan was the strongest market on the back of “Abenomics.” Emerging markets were the weakest, suffering the most from concerns about a QE withdrawal, compounded by worry over the health of the Chinese economy.

Turning to performance: Our holdings in financials were the top contributors, with strength across Pacific developed markets ex Japan, continental Europe, and emerging markets. Japanese bank Sumitomo Mitsui Financial Group added most to relative performance for our portion of the portfolio. The company is not only benefiting from the improved domestic environment but also being more proactive regarding shareholder returns, and it has raised its profit forecast. Health care stocks also stood out. The sector as a whole did well as investors looked for stable growth and dividend returns. All our health care holdings outperformed. Roche led the pack with a very strong development pipeline of innovative drugs.

Among sectors, consumer discretionary was our primary detractor versus the index. India-based Tata Motors hurt us most in this group, as Indian currency weakness and cyclically weak domestic sales offset strong growth in its Jaguar Land Rover international business. We expect domestic car sales to pick up soon as middle class incomes in India steadily rise.

We performed best against the benchmark in emerging markets, where we avoided lagging sectors such as materials and energy and made good selections in telecommunication services. In particular, the Indian mobile company Idea Cellular achieved excellent growth. Stocks in continental Europe and the United Kingdom also boosted results. Although a number of our Japanese holdings stood out, our below-benchmark exposure there detracted.

We remain reasonably positive about global stocks for the next 12 to 18 months: Equities are cheap versus bonds, and the global economy is gradually healing from the financial crisis. Short-term challenges include currency volatility and the consequences of the likely tapering of the QE program in the United States. We are especially cognizant of the potential impact of higher interest rates in some emerging markets that have been key beneficiaries of loose monetary policy and are now witnessing pressure on their currencies, equities, and debt markets.

We also remain wary of the low-growth, high-yield stocks that have recently been in favor for their somewhat bond-like characteristics. As yield curves steepen, companies with good reinvestment opportunities and potential to grow organically should outperform.

Our long-term themes remain intact—favorable demographic trends, climate change, and a supercycle of trillions of dollars of infrastructure-based demand from emerging economies. We continue to pursue companies that are profiting from these global changes, irrespective of short-term market uncertainties.

As we maintain a balance between defensive growth sectors and more cyclical industries, our trading activity will, as ever, focus on individual firms that we feel are undervalued, strongly managed, and experiencing sustainable growth.

M&G Investment Management Limited

Portfolio Manager: Greg Aldridge

International equities finished generally flat in the first half of 2013. This followed a period of extreme risk aversion near the end of May on news that the U.S. Federal Reserve might begin tapering its quantitative easing program.

As the year began, a last-minute solution to the U.S. “fiscal cliff” problem helped prompt a wave of renewed investor confidence. This culminated in multiyear highs for many stock markets around the world in January. After a subsequent period of volatility, markets again rose to new highs in May. However, a downward trend set in later that month and accelerated in June, as fear and uncertainty over the Fed’s intentions became all-encompassing, leading to broad sell-offs. Encouraging U.S. economic data did not help, as it supported the case for tapering.

In the benchmark, the materials and energy sectors suffered, largely because of the uncertainty over China’s growth prospects, while health care, consumer discretionary, and consumer staples

Vanguard International Portfolio

were the top performers. Concerns over China also had a knock-on effect in many emerging markets, especially Brazil, which saw its stocks plummet as the country experienced widespread public unrest. Near the end of the half year, worries about China eased, central bankers in the United States and Europe sought to reassure investors about interest rates, and equities reversed some of their earlier losses.

In our part of the portfolio, European aerospace giant EADS was the biggest contributor, thanks to its excellent industry positioning, robust order book, and operational successes. The company has also benefited from a buyback of outstanding shares and a reorganization of its shareholder structure, with reduced governmental ownership cheering investors.

Meanwhile, in Japan, the government’s willingness to increase inflation has aided exporters, as the resultant weakening of the yen enhances their potential future profitability. Shares of carmaker Toyota, as well as Sysmex, a specialist in clinical diagnostic devices, performed very strongly.

Conversely, some holdings in the out-of-favor materials and energy sectors dragged on our returns. In Brazil in particular, shares of iron ore miner Vale were hurt by concerns over diminishing demand in China, while those of oil company Petrobras suffered amid the general malaise, both at the sector and country level. Germany-based Software AG’s stock declined after the company published mixed financial results.

The global security firm G4S further dragged on returns; it reported disappointing margin performance and then announced that its chief executive would step down.

As active stockpickers, we continue to selectively purchase attractively valued companies with compelling scarce assets, structural growth drivers, and the potential for sustainably high returns. These have recently included Fresenius Medical Care, a Germany-based international dialysis group, and the South Korean firm Samsung Electronics.

We sold out of other holdings—including Taiwanese contract PC-maker Compal Electronics and Australian-listed global recycler Sims Metal Management—when we felt there were more attractively valued companies with better growth prospects available.

Vanguard International Portfolio

Portfolio Profile
As of June 30, 2013

Portfolio Characteristics
		Comparative
	Portfolio	Index[1]
Number of Stocks	181	1,814
Turnover Rate[2]	23%	—
Expense Ratio[3]	0.49%	—
Short-Term Reserves	1.6%	—

Volatility Measures
Portfolio Versus
Comparative Index[1]
R-Squared	0.97
Beta	1.07

Sector Diversification (% of equity exposure)
		Comparative
	Portfolio	Index[1]
Consumer Discretionary	17.3%	10.5%
Consumer Staples	7.4	10.7
Energy	4.4	9.3
Financials	21.1	26.5
Health Care	8.7	8.0
Industrials	16.4	10.9
Information Technology	14.7	6.4
Materials	7.1	8.6
Telecommunication Services	2.5	5.6
Utilities	0.4	3.5

Ten Largest Holdings[4] (% of total net assets)

Tencent Holdings Ltd.	Internet Software &
	Services	3.2%
Baidu Inc. ADR	Internet Software &
	Services	2.5
AIA Group Ltd.	Life &
	Health Insurance	2.2
Atlas Copco AB Class A	Industrial Machinery	2.0
Inditex SA	Apparel Retail	1.8
L’Oreal SA	Personal Products	1.7
Syngenta AG	Fertilizers &
	Agricultural
	Chemicals	1.7
Rolls-Royce Holdings plc	Aerospace &
	Defense	1.6
Amazon.com Inc.	Internet Retail	1.6
SMC Corp.	Industrial
	Machinery	1.6
Top Ten		19.9%

Allocation by Region

Market Diversification (% of equity exposure)
		Comparative
	Portfolio[5]	Index[1]
Europe
United Kingdom	16.2%	15.3%
France	8.7	6.7
Switzerland	7.6	6.5
Germany	6.7	6.1
Sweden	5.7	2.2
Spain	3.8	2.0
Italy	2.0	1.4
Denmark	1.7	0.8
Norway	1.6	0.6
Other European Markets	1.6	3.8
Subtotal	55.6%	45.4%
Pacific
Japan	10.4%	15.7%
Hong Kong	4.3	2.1
South Korea	3.4	3.2
Australia	3.0	5.7
Other Pacific Markets	0.5	1.3
Subtotal	21.6%	28.0%
Emerging Markets
China	8.6%	4.0%
Brazil	3.1	2.5
India	1.2	1.5
Turkey	1.2	0.4
Other Emerging Markets	4.4	10.5
Subtotal	18.5%	18.9%
North America
Canada	1.7%	7.3%
United States	1.7	0.0
Subtotal	3.4%	7.3%
Middle East	0.9%	0.4%

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 MSCI All Country World Index ex USA.
2 Annualized.
3 The expense ratio shown is from the prospectus dated April 30, 2013, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2013, the International Portfolio’s annualized expense ratio was 0.48%.
4 The holdings listed exclude any temporary cash investments and equity index products.
5 Market percentages exclude currency contracts held by the portfolio.

Vanguard International Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2002–June 30, 2013

Average Annual Total Returns: Periods Ended June 30, 2013

	Inception Date	One Year	Five Years	Ten Years
International Portfolio	6/3/1994	15.26%	1.18%	9.27%

1 Six months ended June 30, 2013.
2 MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.
See Financial Highlights for dividend and capital gains information.

Vanguard International Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2013

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (96.4%)[1]
Argentina (0.4%)
MercadoLibre Inc.	70,500	7,597

Australia (2.7%)
Brambles Ltd.	2,083,311	17,746
Fortescue Metals
Group Ltd.	3,207,018	8,828
Woodside Petroleum Ltd.	263,541	8,393
James Hardie
Industries plc	762,900	6,551
Cochlear Ltd.	80,563	4,522
Newcrest Mining Ltd.	283,814	2,620
Atlas Iron Ltd.	1,354,184	920
		49,580
Brazil (3.1%)
BM&FBovespa SA	2,492,100	13,715
Itau Unibanco
Holding SA ADR	796,207	10,287
Vale SA Class B ADR	619,600	7,534
Cia Brasileira de
Distribuicao Grupo Pao
de Acucar ADR	131,214	5,965
Vale SA Prior Pfd.	480,000	5,828
Petroleo Brasileiro SA
Prior Pfd.	759,000	5,527
Raia Drogasil SA	495,400	4,796
Banco do Brasil SA	318,086	3,152
		56,804
Canada (1.7%)
Suncor Energy Inc.	402,880	11,875
Toronto-Dominion Bank	115,502	9,277
Canadian Pacific
Railway Ltd.	41,391	5,019
First Quantum
Minerals Ltd.	175,941	2,610
Sherritt International Corp.	365,131	1,354
* Dominion Diamond Corp.	60,600	857
		30,992
Chile (0.2%)
Sociedad Quimica y Minera
de Chile SA ADR	105,400	4,258

China (8.5%)
Tencent Holdings Ltd.	1,537,000	60,015
* Baidu Inc. ADR	497,400	47,019
CNOOC Ltd.	5,507,500	9,225
Shandong Weigao Group
Medical Polymer Co. Ltd.	4,872,000	5,308
China Overseas Land &
Investment Ltd.	2,032,000	5,290
* New Oriental Education &
Technology Group ADR	227,400	5,037
China Resources
Enterprise Ltd.	1,558,000	4,877
Mindray Medical
International Ltd. ADR	117,000	4,382

			Market
			Value•
		Shares	($000)
*	Youku Tudou Inc. ADR	226,911	4,354
	Beijing Enterprises
	Holdings Ltd.	594,000	4,278
	Yingde Gases
	Group Co. Ltd.	4,529,000	4,160
	Belle International
	Holdings Ltd.	2,629,000	3,594
*,^	Chaoda Modern
	Agriculture Holdings Ltd.	1,971,135	90
			157,629
Denmark (1.6%)
	Novo Nordisk A/S Class B	102,814	15,984
	Novozymes A/S	353,250	11,315
	AP Moeller - Maersk A/S
	Class B	465	3,326
			30,625
France (8.3%)
	L’Oreal SA	193,335	31,781
	Kering	128,510	26,150
	Sanofi	136,688	14,131
	Essilor International SA	119,841	12,768
	Schneider Electric SA	163,005	11,839
	BNP Paribas SA	155,625	8,520
	European Aeronautic
	Defence and
	Space Co. NV	153,000	8,186
	Publicis Groupe SA	104,000	7,407
	Vallourec SA	137,538	6,980
	LVMH Moet Hennessy
	Louis Vuitton SA	41,278	6,702
	Total SA	123,000	6,008
	Safran SA	104,152	5,437
	Societe Generale SA	142,460	4,903
	Arkema SA	38,100	3,492
*	Groupe Fnac Rights
	Exp. 10/01/2013	128,510	335
			154,638
Germany (6.3%)
	Porsche Automobil Holding
	SE Prior Pfd.	178,032	13,748
	Adidas AG	117,051	12,653
	HeidelbergCement AG	180,875	12,119
	Volkswagen AG	52,448	10,197
	Daimler AG	137,522	8,302
	MTU Aero Engines AG	75,000	7,224
	SAP AG	95,000	6,937
	Fresenius Medical Care
	AG & Co. KGaA	97,000	6,876
	Symrise AG	166,000	6,719
	Infineon Technologies AG	768,385	6,432
	Wincor Nixdorf AG	113,000	6,112
	GEA Group AG	156,265	5,533
*,^	Aixtron SE	274,000	4,597
	Software AG	153,000	4,572
	BASF SE	40,540	3,616
^	SMA Solar Technology AG	79,219	2,354
			117,991

		Market
		Value•
	Shares	($000)
Hong Kong (4.3%)
AIA Group Ltd.	9,525,400	40,131
Jardine Matheson
Holdings Ltd.	241,389	14,568
Hong Kong Exchanges
and Clearing Ltd.	544,900	8,184
Swire Pacific Ltd. Class A	455,000	5,482
Techtronic Industries Co.	2,063,652	4,899
Hang Lung Properties Ltd.	1,400,000	4,850
Esprit Holdings Ltd.	694,330	1,023
		79,137
India (1.2%)
Housing Development
Finance Corp.	467,200	6,878
* Idea Cellular Ltd.	2,388,235	5,683
Tata Motors Ltd.	1,012,336	4,754
HDFC Bank Ltd.	279,290	3,129
Zee Entertainment
Enterprises Ltd.	575,783	2,285
		22,729
Indonesia (0.2%)
Bank Mandiri
Persero Tbk PT	4,643,000	4,188

Ireland (0.3%)
Kerry Group plc Class A	81,658	4,516
Kerry Group plc Class A
(London Shares)	36,842	2,018
		6,534
Israel (0.9%)
* Check Point Software
Technologies Ltd.	342,135	16,997

Italy (1.9%)
UniCredit SPA	3,920,009	18,326
* Fiat SPA	2,445,936	17,058
		35,384
Japan (9.7%)
SMC Corp.	146,800	29,430
Rakuten Inc.	2,164,800	25,599
Softbank Corp.	404,900	23,569
Astellas Pharma Inc.	304,400	16,536
Sumitomo Mitsui
Financial Group Inc.	332,800	15,233
Toyota Motor Corp.	158,000	9,530
Suzuki Motor Corp.	338,600	7,805
Seven & I Holdings Co. Ltd.	209,500	7,673
FANUC Corp.	50,600	7,323
MISUMI Group Inc.	214,000	5,893
Kyocera Corp.	55,800	5,678
Canon Inc.	158,000	5,178
Sysmex Corp.	75,000	4,912
East Japan Railway Co.	61,100	4,756
Hitachi Ltd.	637,000	4,082
Sekisui Chemical Co. Ltd.	366,000	3,886
^ Gree Inc.	295,400	2,617
		179,700

Vanguard International Portfolio

		Market
		Value•
	Shares	($000)
Luxembourg (0.1%)
* Reinet Investments SCA	67,635	1,205

Mexico (0.4%)
Grupo Financiero Banorte
SAB de CV	1,327,808	7,862

Netherlands (0.7%)
* ING Groep NV	618,086	5,649
Heineken NV	87,222	5,552
TNT Express NV	159,316	1,193
		12,394
Norway (1.6%)
Statoil ASA	659,700	13,628
Schibsted ASA	190,806	8,264
DNB ASA	548,265	7,954
		29,846
Peru (0.8%)
Credicorp Ltd.	121,189	15,507

Portugal (0.4%)
Jeronimo Martins
SGPS SA	343,323	7,236

Russia (0.8%)
Magnit OJSC GDR	104,000	5,937
Sberbank of Russia ADR	363,953	4,130
Mail.ru Group Ltd. GDR	139,000	3,986
		14,053
Singapore (0.5%)
DBS Group Holdings Ltd.	401,766	4,888
Singapore Exchange Ltd.	849,000	4,693
		9,581
South Africa (0.5%)
MTN Group Ltd.	225,000	4,185
Sasol Ltd.	80,000	3,483
Impala Platinum
Holdings Ltd.	225,800	2,127
		9,795
South Korea (3.3%)
Samsung Electronics
Co. Ltd.	23,618	27,605
NHN Corp.	42,735	10,850
Hankook Tire Co. Ltd.	117,997	5,434
^ Celltrion Inc.	131,703	4,792
Shinhan Financial
Group Co. Ltd.	134,922	4,424
Hyundai Mobis Co. Ltd.	18,537	4,413
Hyundai Motor Co.	21,425	4,202
		61,720
Spain (3.6%)
Inditex SA	269,869	33,287
* Banco Santander SA	2,817,039	18,027
*,^ Banco Popular
Espanol SA	2,765,062	8,465
Distribuidora Internacional
de Alimentacion SA	1,042,889	7,879
		67,658
Sweden (5.7%)
Atlas Copco AB Class A	1,519,939	36,633
Svenska Handelsbanken
AB Class A	618,777	24,791
Sandvik AB	1,016,535	12,141
Alfa Laval AB	537,369	10,976
Telefonaktiebolaget LM
Ericsson Class B	657,000	7,450
Elekta AB Class B	443,669	6,743
Investment AB Kinnevik	247,196	6,338
		105,072

		Market
		Value•
	Shares	($000)
Switzerland (7.5%)
Syngenta AG	79,596	31,039
Roche Holding AG	99,644	24,732
Cie Financiere
Richemont SA	203,849	17,977
Geberit AG	55,740	13,808
Novartis AG	130,000	9,208
ABB Ltd.	417,882	9,052
Zurich Insurance Group AG	28,900	7,491
Nestle SA	113,000	7,415
Credit Suisse Group AG	268,751	7,115
Holcim Ltd.	86,000	5,986
Swatch Group AG (Bearer)	10,465	5,717
		139,540
Taiwan (0.7%)
Taiwan Semiconductor
Manufacturing Co. Ltd.	3,453,204	12,501

Thailand (0.4%)
Kasikornbank PCL	1,193,800	7,288

Turkey (1.2%)
Turkiye Garanti
Bankasi AS	3,656,363	15,938
BIM Birlesik Magazalar AS	261,780	5,678
		21,616
United Kingdom (15.3%)
Rolls-Royce Holdings plc	1,767,953	30,441
Prudential plc	1,760,221	28,732
Standard Chartered plc	1,054,197	22,887
ARM Holdings plc	1,807,000	21,860
BG Group plc	1,044,592	17,752
Meggitt plc	1,857,900	14,638
Diageo plc	504,390	14,464
Aggreko plc	520,595	13,012
WPP plc	756,620	12,933
HSBC Holdings plc	1,141,077	11,813
BHP Billiton plc	442,094	11,272
Vodafone Group plc	3,610,543	10,347
Unilever plc	209,000	8,461
Shire plc	255,307	8,091
Inchcape plc	986,465	7,510
Carnival plc	193,000	6,709
British American
Tobacco plc	128,655	6,599
Centrica plc	1,192,743	6,524
Ultra Electronics
Holdings plc	250,000	6,512
G4S plc	1,461,000	5,151
GlaxoSmithKline plc	200,000	4,999
Capita plc	313,418	4,607
AZ Electronic Materials SA	950,000	4,431
Burberry Group plc	210,078	4,322
		284,067
United States (1.6%)
* Amazon.com Inc.	109,200	30,324
Total Common Stocks
(Cost $1,581,654)		1,792,048
Temporary Cash Investments (4.4%)[1]
Money Market Fund (4.2%)
[2,3] Vanguard Market Liquidity
Fund, 0.127%	76,967,732	76,968

	Face	Market
	Amount	Value•
	($000)	($000)
U.S. Government and Agency Obligations (0.2%)
[4,5] Fannie Mae Discount
Notes, 0.130%, 9/18/13	3,000	2,999
[4,5] Freddie Mac Discount
Notes, 0.110%, 10/16/13	1,000	999
		3,998
Total Temporary Cash Investments
(Cost $80,967)		80,966
Total Investments (100.8%)
(Cost $1,662,621)		1,873,014
Other Assets and Liabilities (–0.8%)
Other Assets		5,981
Liabilities[3]		(20,591)
		(14,610)
Net Assets (100%)
Applicable to 102,112,615 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,858,404
Net Asset Value Per Share		$18.20

Vanguard International Portfolio

At June 30, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	1,740,215
Undistributed Net Investment Income	20,861
Accumulated Net Realized Losses	(110,970)
Unrealized Appreciation (Depreciation)
Investment Securities	210,393
Futures Contracts	(712)
Forward Currency Contracts	(1,320)
Foreign Currencies	(63)
Net Assets	1,858,404

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $7,981,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 98.8% and 2.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $8,299,000 of collateral received for securities on loan.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Securities with a value of $2,799,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard International Portfolio

Statement of Operations

Six Months Ended
June 30, 2013
($000)
Investment Income
Income
Dividends[1]	28,050
Interest[2]	59
Securities Lending	751
Total Income	28,860
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,405
Performance Adjustment	333
The Vanguard Group—Note C
Management and Administrative	2,341
Marketing and Distribution	178
Custodian Fees	171
Shareholders’ Reports	18
Trustees’ Fees and Expenses	3
Total Expenses	4,449
Net Investment Income	24,411
Realized Net Gain (Loss)
Investment Securities Sold	19,859
Futures Contracts	6,138
Foreign Currencies and Forward
Currency Contracts	(3,122)
Realized Net Gain (Loss)	22,875
Change in Unrealized
Appreciation (Depreciation)
Investment Securities	(34,311)
Futures Contracts	(1,773)
Foreign Currencies and
Forward Currency Contracts	(985)
Change in Unrealized
Appreciation (Depreciation)	(37,069)
Net Increase (Decrease) in Net Assets
Resulting from Operations	10,217

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	24,411	30,898
Realized Net Gain (Loss)	22,875	(14,008)
Change in Unrealized Appreciation (Depreciation)	(37,069)	280,236
Net Increase (Decrease) in Net Assets Resulting from Operations	10,217	297,126
Distributions
Net Investment Income	(28,411)	(33,290)
Realized Capital Gain	—	—
Total Distributions	(28,411)	(33,290)
Capital Share Transactions
Issued	215,492	175,218
Issued in Lieu of Cash Distributions	28,411	33,290
Redeemed	(121,185)	(225,686)
Net Increase (Decrease) from Capital Share Transactions	122,718	(17,178)
Total Increase (Decrease)	104,524	246,658
Net Assets
Beginning of Period	1,753,880	1,507,222
End of Period[3]	1,858,404	1,753,880

1 Dividends are net of foreign withholding taxes of $2,126,000.
2 Interest income from an affiliated company of the portfolio was $57,000.
3 Net Assets—End of Period includes undistributed net investment income of $20,861,000 and $24,857,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard International Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$18.35	$15.58	$18.29	$16.05	$11.81	$23.84
Investment Operations
Net Investment Income	.224	.324	.352	.262	.270	.532
Net Realized and Unrealized Gain (Loss)
on Investments	(.094)	2.792	(2.782)	2.239	4.490	(10.352)
Total from Investment Operations	.130	3.116	(2.430)	2.501	4.760	(9.820)
Distributions
Dividends from Net Investment Income	(.280)	(.346)	(.280)	(.261)	(.520)	(.490)
Distributions from Realized Capital Gains	—	—	—	—	—	(1.720)
Total Distributions	(.280)	(.346)	(.280)	(.261)	(.520)	(2.210)
Net Asset Value, End of Period	$18.20	$18.35	$15.58	$18.29	$16.05	$11.81

Total Return	0.68%	20.14%	–13.54%	15.79%	42.57%	–44.87%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,858	$1,754	$1,507	$1,789	$1,627	$1,114
Ratio of Total Expenses to
Average Net Assets[1]	0.48%	0.49%	0.51%	0.51%	0.52%	0.46%
Ratio of Net Investment Income to
Average Net Assets	2.61%	1.89%	1.97%	1.59%	1.99%	2.90%
Portfolio Turnover Rate	23%	29%	33%	40%	41%	59%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.04%, 0.04%, 0.04%, 0.04%, and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard International Portfolio

Notes to Financial Statements

Vanguard International Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

The portfolio may enter into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with the portfolio’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the portfolio under the contracts. The portfolio mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counter-parties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Vanguard International Portfolio

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange; monitors the financial strength of its clearing brokers and clearinghouse; and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

During the six months ended June 30, 2013, the portfolio’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on quarterly average aggregate settlement values. The portfolio’s average investment in forward currency contracts represented 3% of net assets, based on quarterly average notional amounts.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2009–2012), and for the period ended June 30, 2013, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the portfolio may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of pre-qualified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Baillie Gifford Overseas Ltd., Schroder Investment Management North America Inc., and M&G Investment Management Limited each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. are subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI Europe, Australasia, Far East Index for periods prior to April 1, 2011, and the MSCI All Country World Index ex USA thereafter. The benchmark will be fully phased in by March 2014. The basic fee of M&G Investment Management Limited is subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI All Country World Index ex USA.

The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

For the six months ended June 30, 2013, the aggregate investment advisory fee represented an effective annual basic rate of 0.15% of the portfolio’s average net assets, before an increase of $333,000 (0.04%) based on performance.

Vanguard International Portfolio

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2013, the portfolio had contributed capital of $239,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.10% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	153,344	—	—
Common Stocks—Other	77,789	1,560,915	—
Temporary Cash Investments	76,968	3,998	—
Futures Contracts—Assets[1]	46	—	—
Forward Currency Contracts—Liabilities	—	(1,320)	—
Total	308,147	1,563,593	—
1 Represents variation margin on the last day of the reporting period.

E. At June 30, 2013, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	46	—	46
Liabilities	—	(1,320)	(1,320)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended June 30, 2013, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	6,138	—	6,138
Forward Currency Contracts	—	(3,126)	(3,126)
Realized Net Gain (Loss) on Derivatives	6,138	(3,126)	3,012

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(1,773)	—	(1,773)
Forward Currency Contracts	—	(917)	(917)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(1,773)	(917)	(2,690)

Vanguard International Portfolio

At June 30, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Dow Jones EURO STOXX 50 Index	September 2013	393	13,272	(492)
FTSE 100 Index	September 2013	142	13,270	(369)
Topix Index	September 2013	99	11,272	203
S&P ASX 200 Index	September 2013	51	5,566	(54)

Unrealized appreciation (depreciation) on open Dow Jones EURO STOXX 50 Index and FTSE 100 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

At June 30, 2013, the portfolio had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Morgan Stanley Capital Services Inc.	9/25/13	EUR	10,588	USD	14,199	(412)
Morgan Stanley Capital Services Inc.	9/25/13	GBP	8,992	USD	14,073	(404)
Morgan Stanley Capital Services Inc.	9/18/13	JPY	1,099,529	USD	11,359	(268)
Morgan Stanley Capital Services Inc.	9/24/13	AUD	6,140	USD	5,816	(236)

AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended June 30, 2013, the portfolio realized net foreign currency gains of $4,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the portfolio’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. Passive foreign investment companies held at June 30, 2013, had unrealized appreciation of $98,000, as of December 31, 2012, the most recent mark-to-market date for tax purposes. This amount has been distributed and is reflected in the balance of undistributed net investment income.

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2012, the portfolio had available capital losses totaling $134,132,000 to offset future net capital gains. Of this amount, $113,586,000 is subject to expiration on December 31, 2017. Capital losses of $20,546,000 realized beginning in fiscal 2011 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2013; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

Vanguard International Portfolio

At June 30, 2013, the cost of investment securities for tax purposes was $1,662,719,000. Net unrealized appreciation of investment securities for tax purposes was $210,295,000, consisting of unrealized gains of $359,614,000 on securities that had risen in value since their purchase and $149,319,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended June 30, 2013, the portfolio purchased $316,282,000 of investment securities and sold $204,525,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2013	December 31, 2012
	Shares	Shares
	(000)	(000)
Issued	11,385	10,286
Issued in Lieu of Cash Distributions	1,537	1,927
Redeemed	(6,379)	(13,383)
Net Increase (Decrease) in Shares Outstanding	6,543	(1,170)

At June 30, 2013, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 38% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. In preparing the financial statements as of June 30, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Vanguard International Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Portfolio	12/31/2012	6/30/2013	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,006.85	$2.39
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.41	2.41

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.48%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard International Portfolio

Trustees Approve Advisory Agreements

The board of trustees of Vanguard Variable Insurance Fund International Portfolio has renewed the portfolio’s investment advisory agreements with Baillie Gifford Overseas Ltd. (Baillie Gifford), M&G Investment Management Limited (M&G), and Schroder Investment Management North America Inc. (Schroders Inc.), as well as the sub-advisory agreement with Schroder Investment North America Ltd. (Schroder Ltd.). The board determined that the retention of the portfolio’s advisors was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Baillie Gifford. Baillie Gifford, a unit of Baillie Gifford & Co., founded in 1908, is among the largest independently owned investment management firms in the United Kingdom. Baillie Gifford employs a sound process to build a diversified portfolio of high-quality, non-U.S. growth stocks from developed and emerging markets. Stocks are selected using fundamental research conducted by Baillie Gifford’s analysts. Baillie Gifford has advised a portion of the portfolio since 2003.

M&G. M&G, founded in 1931, specializes in managing equity and fixed income portfolios for both institutional and retail clients worldwide. M&G employs a sound process to build a diversified portfolio of high-quality, non-U.S. growth stocks from developed and emerging markets. The advisor’s global equity team conducts intensive fundamental analysis on companies, including regular company visits. M&G has advised a portion of the portfolio since 2008.

Schroder. Schroder plc, the parent company of Schroders Inc. and Schroder Ltd., has existed for more than 200 years and has investment management experience dating back to 1926. Schroder employs a sound process, selecting attractive growth stocks from developed and emerging markets outside the United States. Stocks are selected using a bottom-up approach, supported by Schroder’s worldwide network of analysts, economists, and strategists. Schroder has advised the portfolio since its inception in 1994.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of the advisors in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fees are the result of arm’slength negotiations.

The benefit of economies of scale
The board concluded that the portfolio realizes economies of scale that are built into the advisory fee rates negotiated with each advisor without any need for asset-level breakpoints. The advisory fee rates are very low relative to the average rate paid by funds in the portfolio’s peer group.

The board will consider whether to renew the advisory agreements again after a one-year period.

Vanguard® Mid-Cap Index Portfolio

Mid-capitalization stocks rallied in the six months ended June 30, 2013, propelled by gains for banks and retailers. Vanguard Mid-Cap Index Portfolio returned 15.44%, closely tracking the performance of its benchmark index (15.56%) while outdistancing the average return of peer funds (14.95%). The table below shows the returns of your portfolio and its comparative standards for the period.

As we previously announced, the portfolio transitioned to a new benchmark index supplied by the University of Chicago’s Center for Research in Security Prices (CRSP). This transition was completed by January 30.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

All sectors recorded gains, with retailers leading the way
For most of the half year, U.S. stocks were on the ascent amid signs that the housing recovery was progressing and the job market was perking up. But markets turned rocky after Federal Reserve Chairman Ben Bernanke said June 19 that the central bank might decide to begin scaling back its stimulative bond-buying later this year. Still, U.S. stocks remained a safe haven for many investors anxious about unrest in Brazil and the Middle East, the recession in Europe, and signs of trouble in China’s economy.

Mid-cap stocks outperformed larger-company stocks, and value-style investments generally had the best results compared with growth stocks. All ten industry sectors posted positive returns in Vanguard Mid-Cap Index Portfolio, with nine recording double-digit returns. Consumer discretionary, financial, and health care stocks contributed the most to the portfolio’s advance.

Retailers’ stock returns were robust (19%) as U.S. consumers, who seemed more confident about the economy and employment than they have been in several years, spent more on entertainment, shopping, and eating out. Media companies, including cable and satellite operators, notched gains. Specialty retailers, including electronics and auto-related stores, also did well.

Financial and health care stocks turned in solid performances
Financials, the second-largest sector in the portfolio and traditionally viewed as value-oriented, returned 18% in a broad-based advance. Diversified financial services companies and commercial banks profited from better lending conditions.

Health care stocks posted among the highest returns (21%) as pharmaceutical and biotech companies continued to benefit from favorable rulings by the Food and Drug Administration and improved pipelines of new medicines.

The lone sluggish performer was materials. Mining stocks were a particular weak spot. These shares came under pressure as commodity prices dropped amid slowing demand from China.

Look past the inevitable bumps, and stay focused on the long term
The recent optimism in the U.S. stock market faded quickly in the last month of the fiscal half year. The swing in sentiment is a good reminder of how quickly market conditions can change and how futile it is to try to predict short-term trends.

At Vanguard, we encourage our clients to stay focused on their long-term plans rather than on the market’s unpredictable ups and downs. Maintaining a portfolio that includes a broadly diversified and steady combination of stocks, bonds, and cash investments consistent with your long-term goals and risk tolerance can help you stay the course amid the kind of sporadic short-term turbulence we’ve seen in recent years. The Mid-Cap Index Portfolio can play a crucial role in such a portfolio by providing broad and low-cost exposure to the mid-cap segment of the U.S. equity market.

Total Returns
		Six Months Ended
		June 30, 2013
Vanguard Mid-Cap Index Portfolio		15.44%
Spliced Mid Cap Index[1]		15.56
Variable Insurance Mid-Cap Core Funds Average[2]		14.95

Expense Ratios[3]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Mid-Cap Core
	Portfolio	Funds Average
Mid-Cap Index Portfolio	0.26%	0.82%

1 MSCI US Mid Cap 450 Index through January 30, 2013; CRSP US Mid Cap Index thereafter.
2 Derived from data provided by Lipper Inc.
3 The portfolio expense ratio shown is from the prospectus dated April 30, 2013, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2013, the portfolio’s annualized expense ratio was 0.25%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2012.

Vanguard Mid-Cap Index Portfolio

Portfolio Profile
As of June 30, 2013

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	362	362	3,622
Median Market Cap	$9.1B	$9.1B	$38.5B
Price/Earnings Ratio	23.0x	23.0x	18.4x
Price/Book Ratio	2.5x	2.5x	2.3x
Yield[3]	1.2%	1.4%	2.0%
Return on Equity	13.4%	13.4%	16.4%
Earnings Growth Rate	10.0%	10.0%	10.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	36%	—	—
Expense Ratio[5]	0.26%	—	—
Short-Term Reserves	0.3%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Spliced Target Index[6]	Broad Index[2]
R-Squared	1.00	0.97
Beta	1.00	1.11

Sector Diversification (% of equity exposure)
		Target	Broad
Portfolio		Index[1]	Index[2]
Consumer Discretionary 19.1%		19.1	13.0%
Consumer Staples	6.3	6.3	9.2
Energy	6.5	6.5	9.7
Financials	17.0	17.0	17.9
Health Care	10.9	10.9	12.3
Industrials	12.9	12.9	11.1
Information Technology	14.9	14.9	17.2
Materials	5.6	5.6	3.7
Telecommunication
Services	0.8	0.8	2.5
Utilities	6.0	6.0	3.4

Ten Largest Holdings[7] (% of total net assets)

Health Care REIT Inc.	Specialized REITs	0.7%
Macy’s Inc.	Department Stores	0.7
Vertex
Pharmaceuticals Inc.	Biotechnology	0.7
Discovery
Communications Inc.	Broadcasting	0.7
AvalonBay
Communities Inc.	Residential REITs	0.6
LinkedIn Corp. Class A	Internet Software
	& Services	0.6
Delta Air Lines Inc.	Airlines	0.6
Actavis Inc.	Pharmaceuticals	0.6
Delphi Automotive plc	Auto Parts &
	Equipment	0.6
Mattel Inc.	Leisure Products	0.6
Top Ten		6.4%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 CRSP US Mid Cap Index.
2 Dow Jones U.S. Total Stock Market Float-Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 30, 2013, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2013, the annualized expense ratio was 0.25%.
6 Spliced Mid-Cap Index: MSCI US Mid Cap 450 Index through January 30, 2013; CRSP US Mid Cap Index thereafter.
7 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Mid-Cap Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2002–June 30, 2013

Average Annual Total Returns: Periods Ended June 30, 2013

	Inception Date	One Year	Five Years	Ten Years
Mid-Cap Index Portfolio	2/9/1999	24.80%	7.80%	10.36%

1 Six months ended June 30, 2013.
2 S&P MidCap 400 Index through May 16, 2003; MSCI US Mid Cap 450 Index through January 30, 2013; CRSP US Mid Cap Index thereafter.
See Financial Highlights for dividend and capital gains information.

Vanguard Mid-Cap Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2013

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.8%)[1]
Consumer Discretionary (19.1%)
	Macy’s Inc.	144,416	6,932
	Delphi Automotive plc	117,510	5,957
	Mattel Inc.	129,977	5,889
	Ross Stores Inc.	78,550	5,091
	Harley-Davidson Inc.	84,230	4,618
	L Brands Inc.	92,621	4,562
*	O’Reilly Automotive Inc.	39,562	4,455
	Genuine Parts Co.	55,316	4,319
*	Discovery
	Communications Inc.
	Class A	54,914	4,240
*	Chipotle Mexican Grill Inc.
	Class A	11,630	4,237
*	Netflix Inc.	20,072	4,237
*	Dollar Tree Inc.	80,020	4,068
	Ralph Lauren Corp. Class A	22,987	3,994
	Staples Inc.	249,826	3,962
*	CarMax Inc.	84,505	3,901
	PVH Corp.	30,490	3,813
*	BorgWarner Inc.	43,407	3,740
	Whirlpool Corp.	29,740	3,401
	Nordstrom Inc.	55,173	3,307
	DISH Network Corp.
	Class A	77,191	3,282
*	Charter Communications Inc.
	Class A	24,796	3,071
	Marriott International Inc.
	Class A	75,173	3,035
	Tiffany & Co.	40,846	2,975
	Wyndham Worldwide Corp.	51,209	2,931
*	Tesla Motors Inc.	26,638	2,862
	H&R Block Inc.	102,505	2,845
	Newell Rubbermaid Inc.	108,348	2,844
*	Liberty Global plc Class A	37,776	2,798
*	Dollar General Corp.	55,385	2,793
	Best Buy Co. Inc.	102,115	2,791
	Tractor Supply Co.	23,577	2,773
*	TRW Automotive
	Holdings Corp.	40,622	2,699
	PetSmart Inc.	38,929	2,608
*	LKQ Corp.	100,882	2,598
*	Lululemon Athletica Inc.	38,050	2,493
*	PulteGroup Inc.	130,923	2,484
	Darden Restaurants Inc.	48,721	2,459
*	Mohawk Industries Inc.	21,812	2,454
	Expedia Inc.	39,019	2,347
	Interpublic Group of
	Cos. Inc.	160,841	2,340
	DR Horton Inc.	108,858	2,317
	Family Dollar Stores Inc.	36,818	2,294
*	Discovery
	Communications Inc.	32,862	2,289
*	Ulta Salon Cosmetics &
	Fragrance Inc.	22,797	2,283
	Advance Auto Parts Inc.	27,437	2,227

			Market
			Value•
		Shares	($000)
	Lear Corp.	34,845	2,107
	Signet Jewelers Ltd.	30,377	2,048
*	MGM Resorts International	137,756	2,036
	Lennar Corp. Class A	56,154	2,024
	Scripps Networks
	Interactive Inc. Class A	29,830	1,991
	Hasbro Inc.	43,770	1,962
*	Fossil Group Inc.	18,756	1,938
*	Liberty Global plc	28,107	1,908
	Williams-Sonoma Inc.	31,236	1,746
*	Urban Outfitters Inc.	41,384	1,664
	Royal Caribbean
	Cruises Ltd.	49,458	1,649
	International Game
	Technology	98,211	1,641
	Garmin Ltd.	44,176	1,597
*	NVR Inc.	1,693	1,561
*	AutoNation Inc.	31,871	1,383
*	TripAdvisor Inc.	20,824	1,268
*	JC Penney Co. Inc.	53,815	919
	Burger King Worldwide Inc.	39,516	771
*	Sears Holdings Corp.	16,074	676
	Abercrombie & Fitch Co.	14,772	668
*	Norwegian Cruise Line
	Holdings Ltd.	11,496	348
*	Hyatt Hotels Corp. Class A	8,624	348
	Allison Transmission
	Holdings Inc.	13,756	317
	Lennar Corp. Class B	4,820	137
			186,322
Consumer Staples (6.3%)
	ConAgra Foods Inc.	156,805	5,477
	Clorox Co.	49,540	4,119
	JM Smucker Co.	38,341	3,955
	Beam Inc.	60,431	3,814
	Bunge Ltd.	52,484	3,714
	Dr Pepper Snapple
	Group Inc.	76,651	3,521
	Coca-Cola Enterprises Inc.	98,027	3,447
	Avon Products Inc.	162,941	3,427
*	Green Mountain Coffee
	Roasters Inc.	44,911	3,371
*	Monster Beverage Corp.	52,990	3,220
	Church & Dwight Co. Inc.	51,936	3,205
*	Constellation Brands Inc.
	Class A	58,027	3,024
	McCormick & Co. Inc.	42,774	3,009
	Tyson Foods Inc. Class A	107,204	2,753
	Molson Coors Brewing Co.
	Class B	53,380	2,555
	Energizer Holdings Inc.	23,419	2,354
	Safeway Inc.	90,534	2,142
	Hormel Foods Corp.	49,702	1,917
	Herbalife Ltd.	30,907	1,395
*	Smithfield Foods Inc.	26,078	854
*	Coty Inc. Class A	21,752	374
			61,647

			Market
			Value•
		Shares	($000)
Energy (6.5%)
	Cabot Oil & Gas Corp.	79,371	5,637
	Range Resources Corp.	58,291	4,507
	EQT Corp.	51,016	4,049
*	Concho Resources Inc.	39,349	3,294
	HollyFrontier Corp.	76,290	3,264
*	Kinder Morgan
	Management LLC	37,398	3,126
	Oceaneering
	International Inc.	40,678	2,937
	Tesoro Corp.	51,011	2,669
*	Cobalt International
	Energy Inc.	99,525	2,644
	Core Laboratories NV	17,269	2,619
*	Denbury Resources Inc.	140,102	2,427
	Helmerich & Payne Inc.	37,943	2,369
	CONSOL Energy Inc.	85,856	2,327
*	Whiting Petroleum Corp.	44,878	2,068
	Cimarex Energy Co.	30,890	2,008
	QEP Resources Inc.	67,280	1,869
	Diamond Offshore
	Drilling Inc.	26,134	1,798
*	Weatherford
	International Ltd.	129,285	1,771
*	Dresser-Rand Group Inc.	28,657	1,719
	Nabors Industries Ltd.	105,031	1,608
*	Rowan Cos. plc Class A	46,660	1,590
	SM Energy Co.	24,887	1,493
	Peabody Energy Corp.	101,473	1,486
	Energen Corp.	27,155	1,419
*	Cheniere Energy Inc.	40,751	1,131
*	Newfield Exploration Co.	25,333	605
*	Ultra Petroleum Corp.	27,412	543
			62,977
Financials (16.9%)
	Health Care REIT Inc.	105,938	7,101
	AvalonBay Communities Inc.	46,220	6,236
	Hartford Financial Services
	Group Inc.	171,579	5,305
	Moody’s Corp.	83,872	5,110
	Regions Financial Corp.	531,271	5,063
	M&T Bank Corp.	43,717	4,885
*	IntercontinentalExchange Inc.	27,438	4,877
	Principal Financial
	Group Inc.	110,383	4,134
	KeyCorp	346,255	3,823
	SLM Corp.	167,135	3,821
	NYSE Euronext	91,500	3,788
	Lincoln National Corp.	101,095	3,687
*	CIT Group Inc.	75,611	3,526
	American Capital
	Agency Corp.	149,213	3,430
	XL Group plc Class A	109,012	3,305
*	Affiliated Managers
	Group Inc.	19,882	3,260
	Macerich Co.	51,671	3,150
	Kimco Realty Corp.	146,031	3,129
	Realty Income Corp.	73,734	3,091
	Leucadia National Corp.	116,252	3,048
	SL Green Realty Corp.	34,429	3,036
	Unum Group	100,291	2,946
	Digital Realty Trust Inc.	48,280	2,945
	Plum Creek Timber Co. Inc.	61,324	2,862
	Comerica Inc.	70,172	2,795
	Willis Group Holdings plc	65,731	2,681
	Cincinnati Financial Corp.	58,284	2,675
	Rayonier Inc.	47,307	2,620
*	Markel Corp.	4,913	2,589

Vanguard Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
	Federal Realty
	Investment Trust	24,558	2,546
	Huntington Bancshares Inc.	315,532	2,486
*	CBRE Group Inc. Class A	105,960	2,475
*	Arch Capital Group Ltd.	47,521	2,443
	UDR Inc.	94,157	2,400
	Essex Property Trust Inc.	14,313	2,275
	Torchmark Corp.	34,802	2,267
	Camden Property Trust	31,919	2,207
	New York Community
	Bancorp Inc.	157,198	2,201
*	Realogy Holdings Corp.	43,776	2,103
	Raymond James
	Financial Inc.	47,236	2,030
	Zions Bancorporation	69,193	1,998
	Everest Re Group Ltd.	15,120	1,939
	Reinsurance Group of
	America Inc. Class A	27,367	1,891
	PartnerRe Ltd.	20,516	1,858
	People’s United
	Financial Inc.	124,317	1,852
	Axis Capital Holdings Ltd.	40,242	1,842
	First Republic Bank	46,795	1,801
	Alexandria Real Estate
	Equities Inc.	26,566	1,746
	WR Berkley Corp.	41,006	1,676
	SEI Investments Co.	58,248	1,656
	Hudson City Bancorp Inc.	178,496	1,635
	Jones Lang LaSalle Inc.	16,618	1,515
*	MSCI Inc. Class A	45,348	1,509
	NASDAQ OMX Group Inc.	43,606	1,430
	Legg Mason Inc.	44,866	1,391
	Lazard Ltd. Class A	43,253	1,391
*	Alleghany Corp.	3,007	1,153
	LPL Financial Holdings Inc.	26,009	982
	Assurant Inc.	14,564	741
*	ING US Inc.	24,191	655
			165,012
Health Care (10.8%)
*	Vertex Pharmaceuticals Inc.	83,353	6,657
*	Actavis Inc.	47,734	6,025
*	Cerner Corp.	58,206	5,593
	AmerisourceBergen Corp.
	Class A	86,915	4,852
*	Life Technologies Corp.	64,743	4,792
*	Boston Scientific Corp.	507,554	4,705
*	DaVita HealthCare
	Partners Inc.	37,795	4,566
*	Mylan Inc.	143,994	4,468
	Perrigo Co.	33,656	4,072
*	Catamaran Corp.	77,475	3,775
*	Forest Laboratories Inc.	90,337	3,704
	Quest Diagnostics Inc.	59,515	3,608
*	Laboratory Corp. of
	America Holdings	34,928	3,496
*	Illumina Inc.	46,713	3,496
	CR Bard Inc.	30,276	3,290
*	Regeneron
	Pharmaceuticals Inc.	14,439	3,247
*	Henry Schein Inc.	32,731	3,134
*	Waters Corp.	30,631	3,065
*	CareFusion Corp.	82,771	3,050
*	BioMarin Pharmaceutical Inc.	52,218	2,913
*	Edwards Lifesciences Corp.	42,483	2,855
*	Varian Medical Systems Inc.	40,825	2,754
	ResMed Inc.	53,664	2,422
*	Hospira Inc.	62,187	2,382
*	Mettler-Toledo
	International Inc.	11,356	2,285

			Market
			Value•
		Shares	($000)
	Universal Health
	Services Inc. Class B	34,090	2,283
	DENTSPLY International Inc.	53,867	2,206
*	Hologic Inc.	101,065	1,951
*	IDEXX Laboratories Inc.	20,380	1,830
	Patterson Cos. Inc.	30,008	1,128
*	Endo Health Solutions Inc.	21,087	776
*	Quintiles Transnational
	Holdings Inc.	9,765	416
			105,796
Industrials (12.9%)
*	Delta Air Lines Inc.	322,228	6,029
	WW Grainger Inc.	22,241	5,609
	Roper Industries Inc.	37,271	4,630
	Fastenal Co.	100,444	4,605
	Pentair Ltd.	76,762	4,428
	Kansas City Southern	41,424	4,389
*	United Continental
	Holdings Inc.	125,531	3,928
	AMETEK Inc.	91,615	3,875
*	Hertz Global Holdings Inc.	150,590	3,735
*	Stericycle Inc.	32,491	3,588
	Southwest Airlines Co.	271,705	3,502
*	Verisk Analytics Inc. Class A	56,954	3,400
	Rockwell Collins Inc.	51,054	3,237
	ADT Corp.	78,233	3,118
	Expeditors International of
	Washington Inc.	77,659	2,952
	Flowserve Corp.	53,875	2,910
	Nielsen Holdings NV	84,405	2,835
	Pall Corp.	41,959	2,787
	TransDigm Group Inc.	17,753	2,783
	L-3 Communications
	Holdings Inc.	32,165	2,758
	Textron Inc.	104,301	2,717
	Equifax Inc.	45,435	2,678
	Masco Corp.	134,227	2,616
*	Jacobs Engineering
	Group Inc.	46,723	2,576
	JB Hunt Transport
	Services Inc.	33,106	2,392
*	IHS Inc. Class A	21,002	2,192
*	Quanta Services Inc.	78,681	2,082
	Donaldson Co. Inc.	55,195	1,968
	Hubbell Inc. Class B	19,593	1,940
	Joy Global Inc.	39,885	1,936
	Xylem Inc.	69,567	1,874
	Timken Co.	32,563	1,833
	Fluor Corp.	30,574	1,813
	KBR Inc.	55,524	1,805
	Cintas Corp.	39,222	1,786
*	WABCO Holdings Inc.	23,555	1,759
	AGCO Corp.	34,695	1,741
	Iron Mountain Inc.	64,489	1,716
	CH Robinson Worldwide Inc.	30,155	1,698
*	Owens Corning	42,469	1,660
	Robert Half International Inc.	49,845	1,656
*	Sensata Technologies
	Holding NV	46,190	1,612
	Avery Dennison Corp.	37,554	1,606
	Manpowergroup Inc.	28,977	1,588
	Dun & Bradstreet Corp.	15,068	1,468
	SPX Corp.	16,723	1,204
	Gardner Denver Inc.	9,332	702
			125,716
Information Technology (14.9%)
*	LinkedIn Corp. Class A	34,497	6,151
*	SanDisk Corp.	91,615	5,598
*	Micron Technology Inc.	387,551	5,554

			Market
			Value•
		Shares	($000)
	Seagate Technology plc	114,662	5,140
	Western Digital Corp.	80,109	4,974
	Amphenol Corp. Class A	60,214	4,693
*	Fiserv Inc.	50,125	4,381
	Fidelity National Information
	Services Inc.	99,307	4,254
	Xilinx Inc.	99,294	3,933
	Western Union Co.	209,563	3,586
	Avago Technologies Ltd.
	Class A	92,901	3,473
	KLA-Tencor Corp.	62,302	3,472
*	Equinix Inc.	18,590	3,434
*	Red Hat Inc.	71,321	3,411
	Linear Technology Corp.	87,781	3,234
*	Alliance Data Systems Corp.	17,656	3,196
*	Teradata Corp.	61,472	3,088
	Maxim Integrated
	Products Inc.	109,567	3,044
	NVIDIA Corp.	206,554	2,898
*	Autodesk Inc.	84,433	2,866
*	Cree Inc.	44,343	2,832
*	Lam Research Corp.	61,152	2,711
*	Akamai Technologies Inc.	63,376	2,697
	Microchip Technology Inc.	70,482	2,625
*	ANSYS Inc.	35,048	2,562
*	VeriSign Inc.	56,754	2,535
*	Trimble Navigation Ltd.	96,078	2,499
*	Electronic Arts Inc.	107,920	2,479
	Computer Sciences Corp.	56,564	2,476
*	BMC Software Inc.	53,558	2,418
*	Synopsys Inc.	57,737	2,064
*	F5 Networks Inc.	29,634	2,039
	Harris Corp.	41,226	2,030
	Xerox Corp.	218,938	1,986
*	Nuance
	Communications Inc.	107,391	1,974
*	Gartner Inc.	33,507	1,910
	SAIC Inc.	128,534	1,790
*	Juniper Networks Inc.	90,239	1,743
	Marvell Technology
	Group Ltd.	147,687	1,729
*	Avnet Inc.	51,468	1,729
	FactSet Research
	Systems Inc.	15,755	1,606
*	Skyworks Solutions Inc.	71,980	1,576
*	Rackspace Hosting Inc.	41,495	1,572
*	Arrow Electronics Inc.	39,384	1,569
*	LSI Corp.	206,253	1,473
	FLIR Systems Inc.	53,167	1,434
	Jabil Circuit Inc.	68,522	1,396
*	ServiceNow Inc.	32,791	1,324
*	TIBCO Software Inc.	58,573	1,253
	National Instruments Corp.	37,208	1,040
	Molex Inc.	34,984	1,026
*	FleetCor Technologies Inc.	12,219	993
*	Workday Inc. Class A	12,816	821
*	Informatica Corp.	20,404	714
*	ON Semiconductor Corp.	84,886	686
*	MICROS Systems Inc.	14,679	633
	Molex Inc. Class A	16,068	399
*	Palo Alto Networks Inc.	5,977	252
			144,975
Materials (5.6%)
	Sherwin-Williams Co.	32,976	5,824
	Eastman Chemical Co.	58,401	4,089
	CF Industries Holdings Inc.	22,322	3,828
	Sigma-Aldrich Corp.	45,358	3,645
	FMC Corp.	51,176	3,125
	Celanese Corp. Class A	59,976	2,687
	Ashland Inc.	29,676	2,478

Vanguard Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
	Airgas Inc.	24,820	2,369
	Vulcan Materials Co.	48,831	2,364
	Ball Corp.	55,983	2,326
	International Flavors &
	Fragrances Inc.	30,633	2,302
*	WR Grace & Co.	27,110	2,278
	MeadWestvaco Corp.	66,503	2,268
*	Crown Holdings Inc.	54,069	2,224
	Albemarle Corp.	33,064	2,060
	Reliance Steel &
	Aluminum Co.	27,420	1,798
	Sealed Air Corp.	73,584	1,762
	Martin Marietta
	Materials Inc.	17,246	1,697
	Alcoa Inc.	200,651	1,569
	Rock Tenn Co. Class A	13,499	1,348
	Huntsman Corp.	72,395	1,199
*	Owens-Illinois Inc.	30,799	856
	Cliffs Natural Resources Inc.	28,645	465
			54,561
Telecommunication Services (0.8%)
*	SBA Communications Corp.
	Class A	48,086	3,564
	Windstream Corp.	222,440	1,715
	Frontier
	Communications Corp.	374,509	1,517
	T-Mobile US Inc.	34,055	845
			7,641
Utilities (6.0%)
	Northeast Utilities	118,356	4,973
	DTE Energy Co.	65,484	4,388
	CenterPoint Energy Inc.	161,224	3,787
	Wisconsin Energy Corp.	85,924	3,522
	NiSource Inc.	117,398	3,362
*	Calpine Corp.	154,167	3,273
	NRG Energy Inc.	121,105	3,234
	ONEOK Inc.	77,587	3,205
	Ameren Corp.	91,149	3,139
	AES Corp.	238,756	2,863
	American Water
	Works Co. Inc.	66,752	2,752
	CMS Energy Corp.	100,454	2,729
	OGE Energy Corp.	37,215	2,538
	SCANA Corp.	47,142	2,315
	Pinnacle West Capital Corp.	41,354	2,294
	Alliant Energy Corp.	41,658	2,101
	Pepco Holdings Inc.	93,321	1,881
	MDU Resources Group Inc.	67,409	1,747
	Integrys Energy Group Inc.	29,783	1,743
	National Fuel Gas Co.	29,824	1,728
	TECO Energy Inc.	77,604	1,334
			58,908
Total Common Stocks
(Cost $810,191)			973,555

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (0.6%)[1]
Money Market Fund (0.6%)
2 Vanguard Market
Liquidity Fund,
0.127%	5,789,893	5,790

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[3,4] Fannie Mae
Discount Notes,
0.110%, 8/21/13	300	300
Total Temporary Cash Investments
(Cost $6,090)		6,090
Total Investments (100.4%)
(Cost $816,281)		979,645
Other Assets and Liabilities (–0.4%)
Other Assets		1,434
Liabilities		(5,279)
		(3,845)
Net Assets (100%)
Applicable to 54,906,861 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		975,800
Net Asset Value Per Share		$17.77

At June 30, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	796,368
Undistributed Net Investment Income	3,666
Accumulated Net Realized Gains	12,435
Unrealized Appreciation (Depreciation)
Investment Securities	163,364
Futures Contracts	(33)
Net Assets	975,800

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.1% and 0.3%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 Securities with a value of $300,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Mid-Cap Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2013
($000)
Investment Income
Income
Dividends	6,393
Interest[1]	4
Securities Lending	16
Total Income	6,413
Expenses
The Vanguard Group—Note B
Investment Advisory Services	61
Management and Administrative	956
Marketing and Distribution	95
Custodian Fees	36
Shareholders’ Reports	12
Trustees’ Fees and Expenses	1
Total Expenses	1,161
Net Investment Income	5,252
Realized Net Gain (Loss)
Investment Securities Sold	12,297
Futures Contracts	325
Realized Net Gain (Loss)	12,622
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	111,249
Futures Contracts	(41)
Change in Unrealized Appreciation
(Depreciation)	111,208
Net Increase (Decrease) in Net Assets
Resulting from Operations	129,082

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,252	10,405
Realized Net Gain (Loss)	12,622	33,323
Change in Unrealized Appreciation (Depreciation)	111,208	71,013
Net Increase (Decrease) in Net Assets Resulting from Operations	129,082	114,741
Distributions
Net Investment Income	(10,450)	(9,134)
Realized Capital Gain	(32,655)	(23,503)
Total Distributions	(43,105)	(32,637)
Capital Share Transactions
Issued	102,911	116,999
Issued in Lieu of Cash Distributions	43,105	32,637
Redeemed	(76,439)	(161,038)
Net Increase (Decrease) from Capital Share Transactions	69,577	(11,402)
Total Increase (Decrease)	155,554	70,702
Net Assets
Beginning of Period	820,246	749,544
End of Period[2]	975,800	820,246

1 Interest income from an affiliated company of the portfolio was $4,000.
2 Net Assets—End of Period includes undistributed net investment income of $3,666,000 and $8,864,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Mid-Cap Index Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$16.13	$14.49	$14.93	$12.02	$9.22	$18.58
Investment Operations
Net Investment Income	.093	.205	.172	.150	.128	.180
Net Realized and Unrealized Gain (Loss)
on Investments	2.372	2.071	(.462)	2.881	3.302	(7.090)
Total from Investment Operations	2.465	2.276	(.290)	3.031	3.430	(6.910)
Distributions
Dividends from Net Investment Income	(.200)	(.178)	(.150)	(.121)	(.180)	(.250)
Distributions from Realized Capital Gains	(.625)	(.458)	—	—	(.450)	(2.200)
Total Distributions	(.825)	(.636)	(.150)	(.121)	(.630)	(2.450)
Net Asset Value, End of Period	$17.77	$16.13	$14.49	$14.93	$12.02	$9.22

Total Return	15.44%	15.82%	–2.04%	25.37%	40.37%	–41.81%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$976	$820	$750	$824	$643	$470
Ratio of Total Expenses to
Average Net Assets	0.25%	0.26%	0.26%	0.28%	0.29%	0.24%
Ratio of Net Investment Income to
Average Net Assets	1.22%	1.30%	1.11%	1.19%	1.25%	1.26%
Portfolio Turnover Rate	36%	23%	27%	22%	29%	32%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

Notes to Financial Statements

Vanguard Mid-Cap Index Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

On October 2, 2012, Vanguard announced a change in the portfolio’s benchmark index from the MSCI US Mid Cap 450 Index to the CRSP US Mid Cap Index. The benchmark change was effective on January 31, 2013. The portfolio’s investment objective has not changed.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio

Vanguard Mid-Cap Index Portfolio

may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses). Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange; monitors the financial strength of its clearing brokers and clearinghouse; and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

During the six months ended June 30, 2013, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2009–2012), and for the period ended June 30, 2013, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the portfolio may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of pre-qualified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2013, the portfolio had contributed capital of $120,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.05% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

Vanguard Mid-Cap Index Portfolio

The following table summarizes the market value of the portfolio’s investments as of June 30, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	973,555	—	—
Temporary Cash Investments	5,790	300	—
Futures Contracts—Liabilities[1]	(8)	—	—
Total	979,337	300	—
1 Represents variation margin on the last day of the reporting period.

D. At June 30, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P MidCap 400 Index	September 2013	21	2,431	(22)
S&P 500 Index	September 2013	1	400	(11)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2013, the cost of investment securities for tax purposes was $816,281,000. Net unrealized appreciation of investment securities for tax purposes was $163,364,000, consisting of unrealized gains of $204,116,000 on securities that had risen in value since their purchase and $40,752,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2013, the portfolio purchased $279,996,000 of investment securities and sold $250,503,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2013	December 31, 2012
	Shares	Shares
	(000)	(000)
Issued	5,882	7,519
Issued in Lieu of Cash Distributions	2,500	2,074
Redeemed	(4,340)	(10,465)
Net Increase (Decrease) in Shares Outstanding	4,042	(872)

At June 30, 2013, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 54% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. In preparing the financial statements as of June 30, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Vanguard Mid-Cap Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Mid-Cap Index Portfolio	12/31/2012	6/30/2013	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,154.39	$1.34
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.55	1.25

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.25%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard Mid-Cap Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Mid-Cap Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Equity Investment Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below its peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the portfolio’s at-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard® Moderate Allocation Portfolio

For the half year ended June 30, 2013, the Moderate Allocation Portfolio returned 4.69%. The portfolio’s performance was in line with that of its benchmark (4.88%) and slightly ahead of the average return of peer funds (4.47%).

As planned, we’ve transitioned 22 of our index funds to new benchmark indexes, including Vanguard Total International Stock Market Index Fund, one of the underlying funds of your portfolio. The new international benchmark is the FTSE Global All Cap ex US Index. We also increased diversification within the portfolio by adding an 8% allocation to Vanguard Total International Bond Index Fund. The portfolio’s overall fixed income allocation and strategic asset allocation have not changed. These changes were completed by June 30, 2013.

As a “fund of funds,” the Moderate Allocation Portfolio seeks to capture the returns of its benchmark by investing in a combination of Vanguard Variable Insurance Fund (VVIF) portfolios and Vanguard index funds. While the exact percentages may vary, the portfolio targets an asset allocation of approximately 60% stocks and 40% bonds through the following holdings: VVIF Total Bond Market Index Portfolio (32%), VVIF Equity Index Portfolio (34%), Vanguard Total International Stock Index Fund (18%), Vanguard Extended Market Index Fund (8%), and Vanguard Total International Bond Index Fund (8%).

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

U.S. stocks far outpaced international stocks and U.S. bonds
For the six-month period, U.S. stocks were on the ascent amid signs that the housing recovery was progressing and the job market was perking up.

Nearly all industry sectors in all corners of the U.S. market posted positive returns, with most posting double-digit returns. Financial, health care, and consumer discretionary stocks were among the strongest contributors in the VVIF Equity Index Portfolio, which covers larger U.S. companies and returned 13.72%.

The Extended Market Index Fund, which encompasses U.S. mid- and small-capitalization stocks, gained 15.58%.

With slowing growth in China and fresh worries about the European debt crisis, international stocks lagged their U.S. counterparts by a wide margin. The Total International Stock Index Fund returned –0.49%, with Japan doing well among developed nations while European stocks barely rose. Emerging markets took a significant step back as investors, worried about disappointing data, shifted their investments to the United States and Japan.

U.S. bond prices fell as interest rates bounced up
Six-month returns from U.S. investment-grade bonds slid into negative territory for the first time in five years as interest rates rose, causing bond prices to fall. The VVIF Total Bond Market Index Portfolio returned –2.54%.

Yields of U.S. Treasuries across most of the maturity spectrum ended the period higher, in part because of the signaling by Federal Reserve officials that further improvements in the economy might warrant an easing of their bond-buying program before the end of the year.

The divergent performance of stocks and bonds in the first half of 2013 highlights the virtues of a simple and disciplined investment strategy such as that followed by Vanguard Moderate Allocation Portfolio: Invest in multiple asset classes, diversify within them, and regularly rebalance to stay close to the target asset allocation.

Total Returns
Six Months Ended
June 30, 2013
Vanguard Moderate Allocation Portfolio	4.69%
Moderate Allocation Composite Index[1]	4.88
Variable Insurance Mixed-Asset Target Allocation Moderate Funds Average[2]	4.47

Expense Ratios
Your Portfolio Compared With Its Peer Group
Variable Insurance
Mixed-Asset
	Acquired Fund	Target Allocation
	Fees and	Moderate Funds
	Expenses[3]	Average[4]
Moderate Allocation Portfolio	0.20%	0.49%

1 Weighted 42% S&P Total Market Index, 32% Barclays U.S. Aggregate Float Adjusted Index, 18% FTSE Global All Cap ex US Index, and 8% Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) as of June 3, 2013. Previously, the composite was weighted 42% S&P Total Market Index, 40% Barclays U.S. Aggregate Float Adjusted Index, and 18% MSCI ACWI ex USA IMI Index.
2 Derived from data provided by Lipper Inc.
3 This figure—drawn from the prospectus dated April 30, 2013—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Moderate Allocation Portfolio invests. The Moderate Allocation Portfolio does not charge any expenses or fees of its own. For the six months ended June 30, 2013, the annualized acquired fund fees and expenses were 0.19%.
4 The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2012.

Vanguard Moderate Allocation Portfolio

Portfolio Profile
As of June 30, 2013

Total Portfolio Characteristics

Yield[1]	2.3%
Acquired Fund Fees and Expenses[2]	0.20%

Allocation to Underlying Funds

Vanguard Variable Insurance Fund
Equity Index Portfolio	33.8%
Vanguard Variable Insurance Fund
Total Bond Market Index Portfolio	31.9
Vanguard Total International Stock
Index Fund Investor Shares	18.1
Vanguard Extended Market Index
Fund Investor Shares	8.2
Vanguard Total International Bond
Index Fund Investor Shares	8.0

Portfolio Asset Allocation

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Portfolios that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

1 30-day SEC yield.
2 This figure—drawn from the prospectus dated April 30, 2013—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Moderate Allocation Portfolio invests. The Moderate Allocation Portfolio does not charge any expenses or fees of its own. For the six months ended June 30, 2013, the annualized acquired fund fees and expenses were 0.19%.

Vanguard Moderate Allocation Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): October 19, 2011–June 30, 2013

Average Annual Total Returns: Periods Ended June 30, 2013
			Since
	Inception Date	One Year	Inception
Moderate Allocation Portfolio	10/19/2011	10.91%	11.26%

1 Six months ended June 30, 2013.
2 Weighted 42% S&P Total Market Index, 32% Barclays U.S. Aggregate Float Adjusted Index, 18% FTSE Global All Cap ex US Index, and 8% Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) as of June 3, 2013. Previously, the composite was weighted 42% S&P Total Market Index, 40% Barclays U.S. Aggregate Float Adjusted Index, and 18% MSCI ACWI ex USA IMI Index.
See Financial Highlights for dividend and capital gains information.

Vanguard Moderate Allocation Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2013

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (41.9%)
Vanguard Variable
Insurance Fund—
Equity Index Portfolio	1,195,696	32,404
Vanguard Extended
Market Index Fund
Investor Shares	148,728	7,881
		40,285
International Stock Fund (18.1%)
Vanguard Total
International Stock
Index Fund Investor
Shares	1,187,276	17,429

U.S. Bond Fund (32.0%)
Vanguard Variable
Insurance Fund—
Total Bond Market
Index Portfolio	2,622,763	30,686

International Bond Fund (8.0%)
Vanguard Total
International Bond
Index Fund
Investor Shares	779,526	7,686
Total Investments (100.0%)
(Cost $94,722)		96,086
Other Assets and Liabilities (0.0%)
Other Assets		609
Liabilities		(640)
		(31)
Net Assets (100%)
Applicable to 4,102,943 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		96,055
Net Asset Value Per Share		$23.41

At June 30, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	91,129
Undistributed Net Investment Income	1,570
Accumulated Net Realized Gains	1,992
Unrealized Appreciation (Depreciation)	1,364
Net Assets	96,055

• See Note A in Notes to Financial Statements.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Moderate Allocation Portfolio

Statement of Operations

Six Months Ended
June 30, 2013
($000)
Investment Income
Income
Income Distributions Received	1,574
Net Investment Income—Note B	1,574
Realized Net Gain (Loss)
Capital Gain Distributions Received	1,061
Investment Securities Sold	955
Realized Net Gain (Loss)	2,016
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(647)
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,943

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,574	825
Realized Net Gain (Loss)	2,016	766
Change in Unrealized Appreciation (Depreciation)	(647)	1,992
Net Increase (Decrease) in Net Assets Resulting from Operations	2,943	3,583
Distributions
Net Investment Income	(822)	(79)
Realized Capital Gain[1]	(789)	(7)
Total Distributions	(1,611)	(86)
Capital Share Transactions
Issued	36,977	52,168
Issued in Lieu of Cash Distributions	1,611	86
Redeemed	(7,106)	(5,424)
Net Increase (Decrease) from Capital Share Transactions	31,482	46,830
Total Increase (Decrease)	32,814	50,327
Net Assets
Beginning of Period	63,241	12,914
End of Period[2]	96,055	63,241

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $352,000 and $7,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $1,570,000 and $818,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Moderate Allocation Portfolio

Financial Highlights

	Six Months	Year	Oct. 19,
	Ended	Ended	2011[1] to
	June 30,	Dec. 31,	Dec. 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011
Net Asset Value, Beginning of Period	$22.82	$20.47	$20.00
Investment Operations
Net Investment Income	.458[2]	.487[2]	.300[2]
Capital Gain Distributions Received	.309[2]	.276[2]	—
Net Realized and Unrealized Gain (Loss) on Investments	.303	1.657	.170
Total from Investment Operations	1.070	2.420	.470
Distributions
Dividends from Net Investment Income	(.245)	(.064)	—
Distributions from Realized Capital Gains	(.235)	(.006)	—
Total Distributions	(.480)	(.070)	—
Net Asset Value, End of Period	$23.41	$22.82	$20.47

Total Return	4.69%	11.84%	2.35%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$96	$63	$13
Ratio of Total Expenses to Average Net Assets	—	—	—
Acquired Fund Fees and Expenses	0.19%	0.20%	0.20%[3]
Ratio of Net Investment Income to Average Net Assets	2.30%	2.21%	1.24%[3]
Portfolio Turnover Rate	29%	12%	2%

The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

Notes to Financial Statements

Vanguard Moderate Allocation Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio follows a balanced investment strategy by investing in selected Vanguard funds and portfolios to achieve its targeted allocation of assets to U.S. stocks, international stocks, U.S. bonds, and international bonds. Financial statements and other information about each underlying fund and portfolio are available on vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2011–2012), and for the period ended June 30, 2013, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Vanguard Moderate Allocation Portfolio

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the portfolio. The service agreement provides that the portfolio’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the portfolio. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the portfolio during the period ended June 30, 2013, were borne by the funds in which the portfolio invests. The portfolio’s trustees and officers are also directors and officers of Vanguard and the funds in which the portfolio invests.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At June 30, 2013, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. Short-term capital gain distributions received are treated as ordinary income for tax purposes, and cannot be offset by capital losses.

At June 30, 2013, the cost of investment securities for tax purposes was $94,722,000. Net unrealized appreciation of investment securities for tax purposes was $1,364,000, consisting of unrealized gains of $3,338,000 on securities that had risen in value since their purchase and $1,974,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2013, the portfolio purchased $47,765,000 of investment securities and sold $15,224,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2013	December 31, 2012
	Shares	Shares
	(000)	(000)
Issued	1,564	2,383
Issued in Lieu of Cash Distributions	69	4
Redeemed	(301)	(247)
Net Increase (Decrease) in Shares Outstanding	1,332	2,140

G. In preparing the financial statements as of June 30, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Vanguard Moderate Allocation Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Moderate Allocation Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Moderate Allocation Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Moderate Allocation Portfolio	12/31/2012	6/30/2013	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,046.86	$0.96
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.85	0.95

1 The calculations are based on the Moderate Allocation Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Moderate Allocation Portfolio’s annualized expense figure for that period is 0.19%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard Moderate Allocation Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Moderate Allocation Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Equity Investment Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the investment management services since the portfolio’s inception, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the performance of the portfolio since its inception, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found in the Performance Summary page of this report.

Cost
The board concluded that the portfolio’s acquired fund fees and expenses were well below the average expense ratio charged by funds in its peer group. The portfolio does not incur advisory expenses directly. However, the board noted that each of the underlying funds in which the portfolio invests has advisory expenses well below the underlying fund’s peer-group average. Information about the portfolio’s acquired fund fees and expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that Vanguard’s at-cost arrangement with the portfolio and its underlying funds ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard® Money Market Portfolio

Money market yields remained at all-time lows for the half year ended June 30, 2013, because of Federal Reserve policies to stimulate the economy. The Fed has kept short-term interest rates pegged between 0% and 0.25% since 2008.

As a result, the Money Market Portfolio returned 0.06%—a tiny return, but still a bit better than the benchmark index result of 0.04% and the peer-group average of –0.01%.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The portfolio maintained a net asset value of $1 per share during the period, as is expected but not guaranteed. On June 30, the portfolio’s 7-day SEC yield was 0.10%, down from 0.14% six months earlier.

In a challenging environment, an experienced team guided the way
As the economy has slowly recovered since the depths of the financial crisis more than four years ago, the Federal Reserve has kept borrowing costs low in its efforts to fuel expansion. Along with maintaining these rock-bottom short-term rates, the Fed has continued its massive bond-buying program to try to contain longer-term interest rates.

While the Fed stated in June that it expected to begin to reduce its bond-buying later this year if the economy continued its recovery, the clamp on short-term interest rates is likely to remain in place until 2015. Fed policymakers have said that they don’t anticipate increases in short-term interest rates until after the unemployment rate falls to 6.5% or lower.

Vanguard’s Fixed Income Group—the Money Market Portfolio’s experienced management team—and low costs offer benefits in today’s environment, where yields are still minuscule. While recording a return slightly better than that of its benchmark index and its peer-group average, the portfolio invested in diversified, high-quality, and highly liquid instruments. As of June 30, about 43% of the portfolio consisted of Treasury bills and other short-term U.S. obligations. Other high-quality securities, such as U.S. commercial paper and certificates of deposit, offered some diversification as well as an opportunity for slightly better returns.

Some geographical diversification is also part of the Fixed Income Group’s strategy. The portfolio, while sidestepping European financial institutions, invested in securities issued by Canadian and Australian banks.

Money market portfolios still play an important role
Since the financial crisis, investors haven’t been able to count on money market portfolios for return or income. While the results have been disappointing, money market portfolios can still play a significant role in a well-diversified portfolio. The Money Market Portfolio, with its low costs, high-quality securities, and liquidity, can be valuable as a source of safety and liquidity.

Total Returns
Six Months Ended
June 30, 2013
Vanguard Money Market Portfolio (7-Day SEC Yield: 0.10%)	0.06%
Citigroup Three-Month U.S. Treasury Bill Index	0.04
Variable Insurance Money Market Funds Average[1]	–0.01

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Money Market
	Portfolio	Funds Average
Money Market Portfolio	0.16%	0.25%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2013, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2013, the portfolio’s annualized expense ratio was 0.06%, reflecting a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before the reduction, the annualized expense ratio was 0.16%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2012.

Vanguard Money Market Portfolio

Portfolio Profile
As of June 30, 2013

Financial Attributes

Yield[1]	0.10%
Average Weighted Maturity	57 days
Expense Ratio[2]	0.16%

Sector Diversification[3] (% of portfolio)

Commercial Paper	9.3%
Certificates of Deposit	3.5
Repurchase Agreements	0.1
Treasury/Agency	42.9
Yankee/Foreign	34.5
Other	9.7

Distribution by Credit Quality (% of portfolio)
First Tier	100.0%

7-Day SEC Yield. A money market portfolio’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission.

Credit Quality. For Vanguard money market portfolios, the Distribution by Credit Quality table includes tier ratings for consistency with SEC Rule 2a-7 under the Investment Company Act of 1940, which governs money market portfolios. A First Tier security is one that is eligible for money market portfolios and has been rated in the highest short-term rating category for debt obligations by the requisite nationally recognized statistical rating organizations. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7. A Second Tier security is one that is eligible for money market portfolios and is not a First Tier security.

1 7-day SEC yield.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2013, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2013, the portfolio’s annualized expense ratio was 0.06%, reflecting a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before the reduction, the annualized expense ratio was 0.16%.
3 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Vanguard Money Market Portfolio

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions. An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the portfolio. The portfolio’s SEC 7-day annualized yield as of June 30, 2013, was 0.10%. This yield reflects the current earnings of the portfolio more closely than do the average annual returns. Note that the returns do not reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2002–June 30, 2013

Average Annual Total Returns: Periods Ended June 30, 2013

	Inception Date	One Year	Five Years	Ten Years
Money Market Portfolio	5/2/1991	0.13%	0.49%	1.90%

1 Six months ended June 30, 2013.
2 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend information.

Vanguard Money Market Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2013

The portfolio reports a complete list of its holdings in various monthly and quarterly regulatory filings. The portfolio publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The portfolio’s Form N-MFP filings become public 60 days after the relevant month-end, and may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the SEC on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity Amount		Value •
		Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations (41.4%)
2	Fannie Mae Discount Notes	0.150%	7/22/13	4,000	4,000
2	Fannie Mae Discount Notes	0.170%	8/1/13	1,500	1,500
2	Fannie Mae Discount Notes	0.140%	8/14/13	5,000	4,999
2	Fannie Mae Discount Notes	0.170%	8/15/13	3,000	2,999
2	Fannie Mae Discount Notes	0.125%	11/1/13	4,159	4,157
3	Federal Home Loan Bank
	Discount Notes	0.140%–0.180%	7/3/13	12,700	12,700
3	Federal Home Loan Bank
	Discount Notes	0.180%	7/5/13	1,200	1,200
3	Federal Home Loan Bank
	Discount Notes	0.180%	7/12/13	1,500	1,500
3	Federal Home Loan Bank
	Discount Notes	0.135%	7/19/13	4,500	4,500
3	Federal Home Loan Bank
	Discount Notes	0.170%	7/26/13	1,915	1,915
3	Federal Home Loan Bank
	Discount Notes	0.150%	8/30/13	500	500
3	Federal Home Loan Bank
	Discount Notes	0.120%	10/16/13	1,000	1,000
3	Federal Home Loan Bank
	Discount Notes	0.150%	11/8/13	1,500	1,499
[3,4]	Federal Home Loan Banks	0.153%	9/6/13	2,000	2,000
[3,4]	Federal Home Loan Banks	0.143%	11/22/13	11,500	11,499
[3,4]	Federal Home Loan Banks	0.170%	12/26/13	8,000	8,000
[3,4]	Federal Home Loan Banks	0.144%	4/3/14	10,000	10,000
[3,4]	Federal Home Loan Banks	0.132%	6/6/14	8,500	8,500
[3,4]	Federal Home Loan Banks	0.000%	7/3/14	4,000	4,000
[3,4]	Federal Home Loan Banks	0.174%	10/1/14	2,000	1,999
[2,4]	Federal National Mortgage Assn.	0.182%	8/12/13	8,000	8,000
[2,4]	Federal National Mortgage Assn.	0.163%	11/8/13	12,000	11,999
[2,4]	Federal National Mortgage Assn.	0.163%	11/14/13	15,000	14,998
[2,4]	Federal National Mortgage Assn.	0.172%	9/11/14	25,000	24,994
[2,4]	Federal National Mortgage Assn.	0.164%	2/27/15	25,000	24,990
2	Freddie Mac Discount Notes	0.180%	7/15/13	2,375	2,375
2	Freddie Mac Discount Notes	0.170%	8/13/13	2,500	2,499
2	Freddie Mac Discount Notes	0.150%	8/26/13	1,500	1,500
2	Freddie Mac Discount Notes	0.110%	9/4/13	300	300
2	Freddie Mac Discount Notes	0.150%	9/16/13	2,000	1,999
2	Freddie Mac Discount Notes	0.160%	10/8/13	1,000	1,000
2	Freddie Mac Discount Notes	0.150%	11/4/13	1,000	999
2	Freddie Mac Discount Notes	0.125%	11/5/13	2,793	2,792
2	Freddie Mac Discount Notes	0.140%	11/19/13	1,284	1,283
	United States Treasury Bill	0.128%–0.130%	7/5/13	10,000	10,000
	United States Treasury Bill	0.108%–0.110%	8/1/13	20,000	19,998
	United States Treasury Bill	0.113%	8/8/13	20,000	19,998
	United States Treasury Bill	0.118%	8/15/13	35,000	34,995
	United States Treasury Bill	0.133%	8/22/13	20,000	19,996
	United States Treasury Bill	0.108%	9/26/13	15,000	14,996
	United States Treasury Note/Bond	1.000%	7/15/13	4,000	4,001
	United States Treasury Note/Bond	3.375%	7/31/13	6,131	6,147
	United States Treasury Note/Bond	4.250%	8/15/13	17,280	17,368
	United States Treasury Note/Bond	0.750%	8/15/13	10,000	10,008
	United States Treasury Note/Bond	3.125%	8/31/13	2,236	2,247

				Face	Market
			Maturity Amount		Value •
		Yield[1]	Date	($000)	($000)
	United States Treasury Note/Bond	0.125%	8/31/13	998	998
	United States Treasury Note/Bond	0.750%	9/15/13	876	877
	United States Treasury Note/Bond	3.125%	9/30/13	38,076	38,364
	United States Treasury Note/Bond	0.500%	10/15/13	11,462	11,476
	United States Treasury Note/Bond	2.750%	10/31/13	29,493	29,752
	United States Treasury Note/Bond	4.250%	11/15/13	15,383	15,620
	United States Treasury Note/Bond	0.500%	11/15/13	9,838	9,853
	United States Treasury Note/Bond	2.000%	11/30/13	16,572	16,702
	United States Treasury Note/Bond	0.250%	11/30/13	1,000	1,001
	United States Treasury Note/Bond	0.750%	12/15/13	2,000	2,006
	United States Treasury Note/Bond	1.250%	2/15/14	5,000	5,035
Total U.S. Government and Agency Obligations (Cost $479,633)					479,633
Commercial Paper (30.1%)
Bank Holding Company (0.2%)
	PNC Bank NA	0.170%	7/24/13	2,000	2,000

Finance—Auto (2.4%)
	American Honda Finance Corp.	0.160%	7/10/13	1,000	1,000
	American Honda Finance Corp.	0.160%	7/16/13	1,000	1,000
	American Honda Finance Corp.	0.160%	7/17/13	250	250
	American Honda Finance Corp.	0.160%	7/18/13	250	250
	American Honda Finance Corp.	0.160%	7/22/13	475	475
	American Honda Finance Corp.	0.160%	7/26/13	250	250
	American Honda Finance Corp.	0.150%	8/6/13	750	750
	American Honda Finance Corp.	0.120%	8/22/13	1,500	1,499
	American Honda Finance Corp.	0.120%	8/27/13	1,000	1,000
	American Honda Finance Corp.	0.130%	9/18/13	1,950	1,949
	American Honda Finance Corp.	0.130%	9/19/13	750	750
	American Honda Finance Corp.	0.150%	9/24/13	500	500
5	BMW US Capital LLC	0.150%	7/22/13	1,000	1,000
5	BMW US Capital LLC	0.150%	7/24/13	250	250
5	BMW US Capital LLC	0.140%	7/25/13	1,000	1,000
5	BMW US Capital LLC	0.130%	8/19/13	2,000	1,999
5	BMW US Capital LLC	0.120%	9/3/13	500	500
5	BMW US Capital LLC	0.120%	9/4/13	1,000	1,000
5	BMW US Capital LLC	0.120%	9/5/13	500	500
5	BMW US Capital LLC	0.120%	9/11/13	500	500
	Toyota Motor Credit Corp.	0.180%	7/1/13	2,000	2,000
	Toyota Motor Credit Corp.	0.240%	7/10/13	1,000	1,000
	Toyota Motor Credit Corp.	0.240%	7/15/13	850	850
	Toyota Motor Credit Corp.	0.220%	8/19/13	1,500	1,499
	Toyota Motor Credit Corp.	0.210%	9/11/13	500	500
	Toyota Motor Credit Corp.	0.210%	11/8/13	1,650	1,649
4	Toyota Motor Credit Corp.	0.183%	12/10/13	4,000	4,000
					27,920
Finance—Other (2.7%)
5	Chariot Funding LLC	0.180%	7/1/13	250	250
5	Chariot Funding LLC	0.180%	7/2/13	2,000	2,000
5	Chariot Funding LLC	0.180%	7/10/13	500	500
	General Electric Capital Corp.	0.140%	7/9/13	200	200
	General Electric Capital Corp.	0.140%–0.170%	7/15/13	1,250	1,250
	General Electric Capital Corp.	0.140%	8/9/13	2,000	2,000
	General Electric Capital Corp.	0.150%	9/19/13	1,250	1,250

Vanguard Money Market Portfolio

				Face	Market
			Maturity Amount		Value •
		Yield[1]	Date	($000)	($000)
	General Electric Capital Corp.	0.150%	10/2/13	3,000	2,999
	General Electric Capital Corp.	0.150%	10/4/13	2,000	1,999
	General Electric Capital Corp.	0.150%	10/8/13	2,000	1,999
	General Electric Capital Corp.	0.190%	10/15/13	1,000	999
5	Jupiter Securitization Co. LLC	0.180%	7/1/13	750	750
5	Jupiter Securitization Co. LLC	0.180%	7/2/13	2,000	2,000
5	Jupiter Securitization Co. LLC	0.180%	7/3/13	500	500
5	Jupiter Securitization Co. LLC	0.180%	7/8/13	1,000	1,000
5	Jupiter Securitization Co. LLC	0.180%	7/9/13	1,000	1,000
5	Jupiter Securitization Co. LLC	0.180%	7/12/13	500	500
5	Old Line Funding LLC	0.180%	7/8/13	506	506
5	Old Line Funding LLC	0.180%	7/18/13	500	500
5	Old Line Funding LLC	0.180%	7/19/13	687	687
5	Old Line Funding LLC	0.180%	7/22/13	500	500
5	Old Line Funding LLC	0.170%	8/19/13	750	750
5	Old Line Funding LLC	0.170%	9/25/13	1,250	1,249
5	Old Line Funding LLC	0.200%	10/18/13	4,471	4,468
5	Old Line Funding LLC	0.200%	10/22/13	250	250
5	Old Line Funding LLC	0.200%	10/25/13	500	500
5	Old Line Funding LLC	0.200%	10/29/13	250	250
					30,856
Foreign Banks (3.8%)
[4,5]	Australia & New Zealand
	Banking Group, Ltd.	0.193%	10/8/13	3,500	3,500
[4,5]	Australia & New Zealand
	Banking Group, Ltd.	0.193%	10/9/13	2,000	2,000
[4,5]	Australia & New Zealand
	Banking Group, Ltd.	0.193%	11/8/13	3,000	3,000
[4,5]	Australia & New Zealand
	Banking Group, Ltd.	0.193%	12/23/13	2,000	2,000
5	Commonwealth Bank of Australia	0.220%	10/11/13	4,000	3,997
5	Commonwealth Bank of Australia	0.230%	10/24/13	1,900	1,899
5	Commonwealth Bank of Australia	0.230%	11/1/13	850	849
5	Commonwealth Bank of Australia	0.225%	11/21/13	3,000	2,997
5	Commonwealth Bank of Australia	0.215%	12/5/13	1,500	1,499
5	National Australia Funding
	Delaware Inc.	0.235%	8/5/13	4,000	3,999
5	National Australia Funding
	Delaware Inc.	0.220%	11/4/13	750	749
[4,5]	Westpac Banking Corp.	0.204%	8/1/13	5,000	5,000
[4,5]	Westpac Banking Corp.	0.193%	9/25/13	2,000	2,000
[4,5]	Westpac Banking Corp.	0.195%	9/26/13	2,000	2,000
[4,5]	Westpac Banking Corp.	0.195%	9/30/13	5,000	5,000
[4,5]	Westpac Banking Corp.	0.193%	11/7/13	2,000	2,000
[4,5]	Westpac Banking Corp.	0.192%	11/20/13	1,500	1,500
					43,989
Foreign Governments (10.4%)
	British Columbia	0.145%	11/18/13	1,000	999
	British Columbia	0.160%	12/4/13	655	654
	British Columbia	0.160%	12/11/13	1,000	999
	Canada	0.170%	9/27/13	500	500
	Canada	0.170%	10/7/13	500	500
	CPPIB Capital Inc.	0.160%	7/2/13	1,000	1,000
	CPPIB Capital Inc.	0.200%	7/12/13	1,000	1,000
	CPPIB Capital Inc.	0.160%	7/23/13	500	500
	CPPIB Capital Inc.	0.150%	7/24/13	1,000	1,000
	CPPIB Capital Inc.	0.150%	8/27/13	1,000	1,000
	CPPIB Capital Inc.	0.150%	9/3/13	5,000	4,999
	CPPIB Capital Inc.	0.150%	9/10/13	2,000	1,999
	CPPIB Capital Inc.	0.150%	9/11/13	2,000	1,999
	CPPIB Capital Inc.	0.150%	9/12/13	500	500
	CPPIB Capital Inc.	0.150%	9/17/13	500	500
	CPPIB Capital Inc.	0.150%	9/23/13	1,750	1,749
	CPPIB Capital Inc.	0.150%	9/24/13	1,250	1,249
	CPPIB Capital Inc.	0.150%	9/25/13	500	500
	CPPIB Capital Inc.	0.190%	10/11/13	986	985
	CPPIB Capital Inc.	0.180%	10/22/13	1,000	999
	CPPIB Capital Inc.	0.190%	11/1/13	1,000	999
	CPPIB Capital Inc.	0.190%	11/7/13	2,000	1,999
	CPPIB Capital Inc.	0.190%	11/8/13	850	849
	CPPIB Capital Inc.	0.190%	11/12/13	2,000	1,999

				Face	Market
			Maturity Amount		Value •
		Yield[1]	Date	($000)	($000)
	Export Development Canada	0.150%	9/10/13	300	300
	Export Development Canada	0.180%	10/7/13	600	600
	Export Development Canada	0.180%–0.190%	10/8/13	1,000	999
	Export Development Canada	0.170%	11/15/13	3,000	2,998
	Export Development Canada	0.160%	11/19/13	1,000	999
	Export Development Canada	0.150%	11/21/13	4,000	3,998
	Export Development Canada	0.160%	11/22/13	2,000	1,999
	Export Development Canada	0.160%	12/2/13	1,000	999
	Province of British Columbia	0.150%	11/4/13	500	500
	Province of British Columbia	0.145%	11/21/13	5,000	4,997
	Province of British Columbia	0.190%	12/13/13	8,450	8,443
	Province of Ontario	0.150%	8/30/13	752	752
	Province of Ontario	0.150%	9/6/13	500	500
	Province of Ontario	0.150%	9/12/13	500	500
	Province of Ontario	0.140%	9/19/13	500	500
	Province of Ontario	0.180%	10/7/13	5,500	5,497
	Province of Ontario	0.180%	10/9/13	11,000	10,994
	Province of Ontario	0.170%	10/15/13	1,000	999
	Province of Ontario	0.160%	11/22/13	500	500
	Province of Ontario	0.160%	12/5/13	2,000	1,999
	PSP Capital Inc.	0.200%	10/7/13	500	500
	PSP Capital Inc.	0.190%	10/15/13	500	500
	PSP Capital Inc.	0.200%	10/22/13	3,000	2,998
	PSP Capital Inc.	0.190%	11/13/13	1,500	1,499
	PSP Capital Inc.	0.190%	11/15/13	1,500	1,499
	PSP Capital Inc.	0.180%	11/18/13	500	500
	PSP Capital Inc.	0.190%	11/21/13	500	500
	PSP Capital Inc.	0.190%	12/13/13	500	500
5	Quebec	0.140%	7/10/13	2,000	2,000
5	Quebec	0.140%	7/16/13	6,000	6,000
5	Quebec	0.150%	7/29/13	752	752
5	Quebec	0.150%	8/6/13	500	500
5	Quebec	0.150%	8/19/13	600	600
5	Quebec	0.130%	8/20/13	4,500	4,499
5	Quebec	0.150%	8/27/13	6,010	6,009
	Queensland Treasury Corp.	0.200%	7/1/13	1,000	1,000
	Queensland Treasury Corp.	0.170%	8/6/13	6,000	5,999
	Queensland Treasury Corp.	0.250%	8/21/13	2,000	1,999
	Queensland Treasury Corp.	0.200%	9/12/13	250	250
	Queensland Treasury Corp.	0.240%	10/15/13	1,250	1,249
	Queensland Treasury Corp.	0.240%	10/18/13	750	749
	Queensland Treasury Corp.	0.230%–0.240%	10/29/13	2,000	1,998
					120,650
Foreign Industrial (6.1%)
5	BASF SE	0.150%	9/26/13	5,000	4,998
5	Nestle Capital Corp.	0.150%	7/8/13	3,000	3,000
5	Nestle Capital Corp.	0.180%	8/12/13	500	500
5	Nestle Capital Corp.	0.170%	8/13/13	2,000	2,000
5	Nestle Capital Corp.	0.200%	8/26/13	1,500	1,499
5	Nestle Capital Corp.	0.200%	9/6/13	500	500
5	Nestle Capital Corp.	0.250%	9/17/13	3,000	2,998
5	Nestle Capital Corp.	0.150%	11/13/13	2,000	1,999
	Nestle Finance International Ltd.	0.155%	7/2/13	2,000	2,000
	Nestle Finance International Ltd.	0.145%	8/7/13	2,000	2,000
	Nestle Finance International Ltd.	0.190%	8/13/13	1,000	1,000
	Nestle Finance International Ltd.	0.190%	8/14/13	3,000	2,999
	Nestle Finance International Ltd.	0.180%	8/15/13	1,500	1,500
	Nestle Finance International Ltd.	0.190%	8/16/13	1,000	1,000
	Nestle Finance International Ltd.	0.150%	9/24/13	3,000	2,999
	Nestle Finance International Ltd.	0.150%	9/26/13	1,000	1,000
	Nestle Finance International Ltd.	0.200%	10/3/13	2,000	1,999
	Nestle Finance International Ltd.	0.200%	10/15/13	1,000	999
	Nestle Finance International Ltd.	0.165%	11/13/13	2,000	1,999
	Nestle Finance International Ltd.	0.165%	11/14/13	700	699
5	Reckitt Benckiser Treasury
	Services plc	0.130%	8/9/13	750	750
5	Reckitt Benckiser Treasury
	Services plc	0.150%	8/13/13	3,000	2,999
5	Reckitt Benckiser Treasury
	Services plc	0.150%	8/14/13	1,600	1,600

Vanguard Money Market Portfolio

				Face	Market
			Maturity Amount		Value •
		Yield[1]	Date	($000)	($000)
5	Reckitt Benckiser Treasury
	Services plc	0.150%	8/15/13	750	750
5	Reckitt Benckiser Treasury
	Services plc	0.150%	8/16/13	3,250	3,249
5	Reckitt Benckiser Treasury
	Services plc	0.140%–0.150%	9/6/13	3,500	3,499
5	Reckitt Benckiser Treasury
	Services plc	0.150%–0.160%	9/16/13	3,350	3,349
5	Roche Holdings Inc.	0.110%	9/10/13	500	500
5	Sanofi	0.150%	7/15/13	1,000	1,000
5	Sanofi	0.150%	9/20/13	2,300	2,299
5	Sanofi	0.150%	9/25/13	3,000	2,999
5	Siemens Capital Co. LLC	0.120%	9/12/13	2,000	1,999
5	Syngenta Wilmington Inc.	0.170%	7/8/13	500	500
5	Syngenta Wilmington Inc.	0.180%	7/16/13	500	500
5	Syngenta Wilmington Inc.	0.180%	7/29/13	750	750
5	Syngenta Wilmington Inc.	0.180%	8/5/13	500	500
	Toyota Credit Canada Inc.	0.240%	7/8/13	500	500
	Toyota Credit Canada Inc.	0.260%	7/29/13	5,500	5,499
	Toyota Credit Canada Inc.	0.220%	10/21/13	250	250
					71,180
Industrial (4.5%)
	Caterpillar Financial Services Corp.	0.170%	9/26/13	2,000	1,999
	Caterpillar Financial Services Corp.	0.150%	9/23/13	2,000	1,999
5	Google Inc.	0.160%	7/23/13	500	500
5	Google Inc.	0.150%	11/5/13	700	700
5	Procter & Gamble Co.	0.100%	8/27/13	1,500	1,500
5	Procter & Gamble Co.	0.150%	11/4/13	4,000	3,998
5	Procter & Gamble Co.	0.140%	11/19/13	1,000	999
5	The Coca-Cola Co.	0.160%	7/15/13	1,000	1,000
5	The Coca-Cola Co.	0.200%	8/29/13	3,000	2,999
5	The Coca-Cola Co.	0.200%	9/3/13	4,000	3,998
5	The Coca-Cola Co.	0.180%	10/3/13	1,250	1,249
5	The Coca-Cola Co.	0.180%	10/7/13	2,000	1,999
5	The Coca-Cola Co.	0.190%	11/4/13	1,750	1,749
5	The Coca-Cola Co.	0.180%–0.190%	11/5/13	3,000	2,998
5	The Coca-Cola Co.	0.170%	11/6/13	1,500	1,499
5	The Coca-Cola Co.	0.170%	11/19/13	1,750	1,749
5	The Coca-Cola Co.	0.160%	12/5/13	3,000	2,998
5	The Coca-Cola Co.	0.160%	12/6/13	2,000	1,999
5	The Coca-Cola Co.	0.160%	12/9/13	6,000	5,996
5	The Coca-Cola Co.	0.160%	12/10/13	1,500	1,499
5	The Coca-Cola Co.	0.160%	12/11/13	1,000	999
5	The Coca-Cola Co.	0.190%	12/19/13	1,000	999
5	Wal-Mart Stores, Inc.	0.130%	7/16/13	1,750	1,750
5	Wal-Mart Stores, Inc.	0.130%	7/22/13	500	500
5	Wal-Mart Stores, Inc.	0.130%	7/30/13	500	500
5	Wal-Mart Stores, Inc.	0.100%	8/26/13	1,000	1,000
5	Wal-Mart Stores, Inc.	0.100%	8/27/13	2,500	2,500
					51,675
Total Commercial Paper (Cost $348,270)					348,270
Certificates of Deposit (16.8%)
Domestic Banks (3.0%)
	JPMorgan Chase Bank NA	0.200%	7/29/13	3,000	3,000
	JPMorgan Chase Bank NA	0.160%	10/1/13	5,500	5,500
	JPMorgan Chase Bank NA	0.180%	10/1/13	2,000	2,000
	Wells Fargo Bank NA	0.150%	8/12/13	700	700
4	Wells Fargo Bank NA	0.164%	9/5/13	7,000	7,000
4	Wells Fargo Bank NA	0.192%	9/11/13	4,000	4,000
4	Wells Fargo Bank NA	0.182%	9/13/13	8,000	8,000
4	Wells Fargo Bank NA	0.183%	10/9/13	5,000	5,000
					35,200
Eurodollar Certificates of Deposit (6.3%)
4	Australia & New Zealand Banking
	Group, Ltd.	0.203%	8/7/13	3,000	3,000
4	Australia & New Zealand Banking
	Group, Ltd.	0.204%	8/27/13	3,000	3,000

				Face	Market
			Maturity Amount		Value •
		Yield[1]	Date	($000)	($000)
4	Australia & New Zealand Banking
	Group, Ltd.	0.207%	10/11/13	4,000	4,000
4	Australia & New Zealand Banking
	Group, Ltd.	0.213%	10/17/13	5,000	5,000
4	Australia & New Zealand Banking
	Group, Ltd.	0.213%	10/24/13	6,000	6,000
4	Australia & New Zealand Banking
	Group, Ltd.	0.214%	11/1/13	2,000	2,000
4	Commonwealth Bank of Australia	0.213%	8/13/13	1,000	1,000
4	Commonwealth Bank of Australia	0.205%	8/26/13	8,000	8,000
4	Commonwealth Bank of Australia	0.184%	10/7/13	7,000	7,000
4	Commonwealth Bank of Australia	0.182%	10/15/13	6,000	6,000
4	National Australia Bank Ltd.	0.182%	9/18/13	7,000	7,000
4	National Australia Bank Ltd.	0.184%	10/2/13	9,000	9,000
4	National Australia Bank Ltd.	0.202%	10/21/13	5,000	5,000
4	National Australia Bank Ltd.	0.203%	10/23/13	5,000	5,000
4	National Australia Bank Ltd.	0.213%	12/18/13	1,000	1,000
4	National Australia Bank Ltd.	0.214%	12/27/13	1,000	1,000
					73,000
Yankee Certificates of Deposit (7.5%)
	Bank of Montreal (Chicago Branch)	0.190%	7/2/13	3,000	3,000
	Bank of Montreal (Chicago Branch)	0.190%	7/17/13	2,000	2,000
	Bank of Montreal (Chicago Branch)	0.190%	7/19/13	3,500	3,500
	Bank of Montreal (Chicago Branch)	0.200%	7/24/13	2,000	2,000
	Bank of Montreal (Chicago Branch)	0.190%	8/9/13	4,000	4,000
	Bank of Montreal (Chicago Branch)	0.180%	9/13/13	6,500	6,500
	Bank of Montreal (Chicago Branch)	0.180%	9/16/13	1,000	1,000
	Bank of Nova Scotia (Houston Branch)	0.180%	7/9/13	5,000	5,000
	Bank of Nova Scotia (Houston Branch)	0.180%	7/22/13	10,000	10,000
	Bank of Nova Scotia (Houston Branch)	0.170%	7/24/13	3,000	3,000
	Bank of Nova Scotia (Houston Branch)	0.170%	8/6/13	3,000	3,000
	Bank of Nova Scotia (Houston Branch)	0.170%	9/24/13	1,000	1,000
4	National Australia Bank Ltd.
	(New York Branch)	0.273%	8/13/13	1,000	1,000
4	Royal Bank of Canada
	(New York Branch)	0.326%	7/30/13	2,750	2,750
4	Toronto Dominion Bank
	(New York Branch)	0.192%	7/16/13	4,500	4,500
	Toronto Dominion Bank
	(New York Branch)	0.305%	7/19/13	4,000	4,000
4	Toronto Dominion Bank
	(New York Branch)	0.194%	8/5/13	3,000	3,000
4	Toronto Dominion Bank
	(New York Branch)	0.194%	8/6/13	3,500	3,500
4	Toronto Dominion Bank
	(New York Branch)	0.192%	9/16/13	1,000	1,000
4	Toronto Dominion Bank
	(New York Branch)	0.276%	10/21/13	4,000	4,001
4	Toronto Dominion Bank
	(New York Branch)	0.193%	10/23/13	2,000	2,000
	Toronto Dominion Bank
	(New York Branch)	0.230%	11/7/13	5,000	5,000
	Toronto Dominion Bank
	(New York Branch)	0.220%	11/22/13	500	500
4	Toronto Dominion Bank
	(New York Branch)	0.182%	12/13/13	2,500	2,500
4	Toronto Dominion Bank
	(New York Branch)	0.242%	12/20/13	4,000	4,001
4	Westpac Banking Corp.
	(New York Branch)	0.194%	11/4/13	3,000	3,000
4	Westpac Banking Corp.
	(New York Branch)	0.195%	12/30/13	1,500	1,500
					86,252
Total Certificates of Deposit (Cost $194,452)					194,452

Vanguard Money Market Portfolio

				Face	Market
			Maturity Amount		Value •
		Yield[1]	Date	($000)	($000)
Repurchase Agreements (0.1%)
	TD Securities (USA) LLC
	(Dated 6/28/13, Repurchase Value
	$1,000,000, collateralized by
	U.S. Treasury Note/Bond 4.625%,
	11/15/16, with a value of $1,020,000)
	(Cost $1,000)	0.100%	7/1/13	1,000	1,000
Taxable Municipal Bonds (0.4%)
[6,7]	BlackRock Muni Holdings Quality
	Fund II, Inc. TOB VRDO	0.120%	7/1/13	1,550	1,550
[6,7]	BlackRock Muni Holdings Quality
	Fund II, Inc. TOB VRDO	0.120%	7/1/13	205	205
[6,7]	BlackRock Muni Yield Investment
	Quality Fund TOB VRDO	0.120%	7/1/13	130	130
[6,7]	BlackRock Municipal Bond Trust
	TOB VRDO	0.120%	7/1/13	185	185
[6,7]	BlackRock Municipal Income
	Investment Quality Trust TOB VRDO	0.120%	7/1/13	100	100
[6,7]	BlackRock Municipal Income Trust
	TOB VRDO	0.120%	7/1/13	1,650	1,650
[6,7]	BlackRock MuniHoldings Fund II, Inc.
	TOB VRDO	0.120%	7/1/13	150	150
[6,7]	BlackRock MuniHoldings Fund, Inc.
	TOB VRDO	0.120%	7/1/13	195	195
[6,7]	BlackRock Strategic Municipal Trust
	TOB VRDO	0.120%	7/1/13	100	100
[6,7]	Los Angeles CA Department of Water
	& Power Revenue TOB VRDO	0.220%	7/5/13	145	145
6	Massachusetts Transportation
	Fund Revenue TOB VRDO	0.220%	7/5/13	100	100
6	Seattle WA Municipal Light & Power
	Revenue TOB VRDO	0.220%	7/5/13	100	100
Total Taxable Municipal Bonds (Cost $4,610)					4,610
Tax-Exempt Municipal Bonds (1.6%)
7	Albany NY Industrial Development
	Agency Revenue (The College of
	Saint Rose Project) VRDO	0.080%	7/5/13	250	250
7	Ascension Parish LA Industrial
	Development Board Revenue
	(IMTT-Geismar Project) VRDO	0.070%	7/5/13	1,000	1,000
7	California Housing Finance Agency
	Multifamily Housing Revenue VRDO	0.070%	7/5/13	200	200
7	California Statewide Communities
	Development Authority Multifamily
	Housing Revenue (Wilshire Court
	Project) VRDO	0.070%	7/5/13	100	100
7	Clackamas County OR Hospital
	Facility Authority Revenue
	(Legacy Health System) VRDO	0.070%	7/5/13	100	100
7	Cobb County GA Hospital Authority
	Revenue (Equipment Pool Project)
	VRDO	0.060%	7/5/13	100	100
7	Colorado Health Facilities Authority
	Revenue (Evangelical Lutheran Good
	Samaritan Society Project) VRDO	0.070%	7/5/13	250	250
	Curators of the University of Missouri
	System Facilities Revenue VRDO	0.040%	7/5/13	1,250	1,250
7	Fairfax County VA Economic
	Development Authority Resource
	Recovery Revenue (Lorton Arts
	Foundation Project) VRDO	0.060%	7/5/13	100	100
7	Greenville County SC Hospital
	System Revenue VRDO	0.060%	7/5/13	250	250
7	Hanover County VA Economic
	Development Authority Revenue
	(Bon Secours Health System Inc.)
	VRDO	0.060%	7/5/13	130	130

				Face	Market
			Maturity Amount		Value •
		Yield[1]	Date	($000)	($000)
7	Idaho Housing & Finance Association
	Single Family Mortgage Revenue
	VRDO	0.070%	7/5/13	150	150
7	Idaho Housing & Finance Association
	Single Family Mortgage Revenue
	VRDO	0.070%	7/5/13	50	50
7	Maryland Health & Higher
	Educational Facilities Authority
	Revenue (University of Maryland
	Medical System) VRDO	0.070%	7/5/13	500	500
	Massachusetts Health & Educational
	Facilities Authority Revenue (MIT)
	VRDO	0.040%	7/5/13	1,000	1,000
7	Miami-Dade County FL Health
	Facilities Authority Hospital Revenue
	(Miami Children’s Hospital) VRDO	0.060%	7/5/13	100	100
7	Miami-Dade County FL Special
	Obligation Revenue (Juvenile
	Courthouse Project) VRDO	0.050%	7/5/13	500	500
	Missouri Health & Educational
	Facilities Authority Health Facilities
	Revenue (BJC Health System) VRDO	0.060%	7/5/13	500	500
7	New York City NY Housing
	Development Corp. Multi-Family
	Rental Housing Revenue
	(One Columbus Place Development)
	VRDO	0.060%	7/5/13	985	985
7	New York City NY Housing
	Development Corp. Multi-Family
	Rental Housing Revenue
	(Related-Sierra Development) VRDO	0.060%	7/5/13	435	435
7	New York City NY Housing
	Development Corp. Multi-Family
	Rental Housing Revenue
	(West End Towers) VRDO	0.060%	7/5/13	300	300
7	New York State Housing Finance
	Agency Housing Revenue
	(125 West 31st Street) VRDO	0.060%	7/5/13	600	600
7	New York State Housing Finance
	Agency Housing Revenue
	(20 River Terrace Housing) VRDO	0.060%	7/5/13	200	200
7	New York State Housing Finance
	Agency Housing Revenue
	(70 Battery Place) VRDO	0.070%	7/5/13	100	100
7	New York State Housing Finance
	Agency Housing Revenue
	(Clinton Green North) VRDO	0.060%	7/5/13	400	400
7	New York State Housing Finance
	Agency Housing Revenue
	(Clinton Green South) VRDO	0.060%	7/5/13	125	125
7	New York State Housing Finance
	Agency Housing Revenue
	(Clinton Park) VRDO	0.070%	7/5/13	250	250
7	New York State Housing Finance
	Agency Housing Revenue
	(East 84th Street) VRDO	0.060%	7/5/13	300	300
7	New York State Housing Finance
	Agency Housing Revenue
	(Gotham West Housing) VRDO	0.030%	7/5/13	500	500
7	New York State Urban Development
	Corp. Revenue (Service Contract)
	VRDO	0.050%	7/5/13	600	600
7	North Carolina Capital Facilities
	Finance Agency Revenue
	(YMCA of the Triangle) VRDO	0.100%	7/5/13	250	250
7	North Carolina Medical Care
	Commission Health Care Facilities
	Revenue (WakeMed) VRDO	0.060%	7/5/13	500	500

Vanguard Money Market Portfolio

				Face	Market
			Maturity Amount		Value •
		Yield[1]	Date	($000)	($000)
7	Piedmont SC Municipal Power
	Agency Revenue VRDO	0.060%	7/5/13	250	250
	Posey County IN Economic
	Development Revenue (Midwest
	Fertilizer Corporation Project) PUT	0.750%	10/17/13	3,000	3,000
7	Rhode Island Health & Educational
	Building Corp. Higher Education
	Facility Revenue (Roger Williams
	University) VRDO	0.060%	7/5/13	100	100
7	Russell County VA Industrial
	Development Authority Hospital
	Revenue (STS Health Alliance) VRDO	0.060%	7/5/13	100	100
7	Salem OR Hospital Facility Authority
	Revenue (Salem Hospital Project)
	VRDO	0.060%	7/5/13	250	250
7	Smyth County VA Industrial
	Development Authority Hospital
	Revenue VRDO	0.060%	7/5/13	220	220
7	St. Cloud MN Health Care Revenue
	(Centracare Health System) VRDO	0.060%	7/5/13	330	330
7	Tarrant County TX Cultural Education
	Facilities Finance Corp. Hospital
	Revenue (Scott & White Healthcare
	Project) VRDO	0.070%	7/5/13	700	700
	Texas Department of Housing &
	Community Affairs Single Family
	Revenue VRDO	0.070%	7/5/13	300	300
	Texas Department of Housing &
	Community Affairs Single Family
	Revenue VRDO	0.070%	7/5/13	500	500
	Texas Department of Housing &
	Community Affairs Single Family
	Revenue VRDO	0.070%	7/5/13	380	380
7	West Virginia Hospital Finance
	Authority Hospital Revenue
	(Charleston Area Medical Center Inc.)
	VRDO	0.070%	7/5/13	300	300
Total Tax-Exempt Municipal Bonds (Cost $18,505)					18,505
Corporate Bonds (5.4%)
Finance (1.6%)
	General Electric Capital Corp.	1.875%	9/16/13	1,000	1,003
	Royal Bank of Canada	2.100%	7/29/13	6,373	6,382
4	Royal Bank of Canada
	(New York Branch)	0.323%	8/6/13	5,000	5,000
	Westpac Banking Corp.	2.100%	8/2/13	5,535	5,544
[4,6]	Westpac Banking Corp.	0.973%	9/24/13	1,000	1,002
					18,931

			Face	Market
		Maturity	Amount	Value •
	Yield[1]	Date	($000)	($000)
Industrial (3.8%)
3M Co.	4.375%	8/15/13	1,320	1,327
[4,6] American Honda Finance Corp.	0.873%	8/5/13	150	150
International Business
Machines Corp.	1.000%	8/5/13	12,080	12,089
Microsoft Corp.	0.875%	9/27/13	15,973	15,999
Toyota Motor Credit Corp.	1.375%	8/12/13	13,115	13,132
Wal-Mart Stores Inc.	0.750%	10/25/13	1,000	1,002
				43,699
Total Corporate Bonds (Cost $62,630)				62,630
Sovereign Bonds (U.S. Dollar-Denominated) (0.8%)
Province of Ontario
(Cost $8,775)	3.500%	7/15/13	8,764	8,775

			Shares
Money Market Funds (2.2%)
8 Vanguard Municipal Cash
Management Fund
(Cost $25,385)	0.060%		25,384,799	25,385
Total Investments (98.8%) (Cost $1,143,260)			1,143,260
Other Assets and Liabilities (1.2%)
Other Assets				29,657
Liabilities				(15,328)
				14,329
Net Assets (100%)
Applicable to 1,157,119,680 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)			1,157,589
Net Asset Value per Share				$1.00

At June 30, 2013, net assets consisted of:
				Amount
				($000)
Paid-in Capital			1,157,519
Undistributed Net Investment Income				—
Accumulated Net Realized Gains				70
Net Assets			1,157,589

• See Note A in Notes to Financial Statements.
1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 Adjustable-rate security.
5 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At June 30, 2013, the aggregate value of these securities was $181,672,000, representing 15.7% of net assets.
6 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2013, the aggregate value of these securities was $5,762,000, representing 0.5% of net assets.
7 Scheduled principal and interest payments are guaranteed by bank letter of credit.
8 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
TOB—Tender Option Bond.
VRDO—Variable Rate Demand Obligation.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Money Market Portfolio

Statement of Operations

Six Months Ended
June 30, 2013
($000)
Investment Income
Income
Interest[1]	945
Total Income	945
Expenses
The Vanguard Group—Note B
Investment Advisory Services	18
Management and Administrative	643
Marketing and Distribution	160
Custodian Fees	16
Shareholders’ Reports	9
Trustees’ Fees and Expenses	1
Total Expenses	847
Expense Reduction—Note B	(527)
Net Expenses	320
Net Investment Income	625
Realized Net Gain (Loss) on
Investment Securities Sold	17
Net Increase (Decrease) in Net Assets
Resulting from Operations	642

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	625	1,655
Realized Net Gain (Loss)	17	28
Net Increase (Decrease) in Net Assets Resulting from Operations	642	1,683
Distributions
Net Investment Income	(625)	(1,655)
Realized Capital Gain	—	—
Total Distributions	(625)	(1,655)
Capital Share Transactions (at $1.00)
Issued	353,129	476,099
Issued in Lieu of Cash Distributions	625	1,655
Redeemed	(304,407)	(587,187)
Net Increase (Decrease) from Capital Share Transactions	49,347	(109,433)
Total Increase (Decrease)	49,364	(109,405)
Net Assets
Beginning of Period	1,108,225	1,217,630
End of Period	1,157,589	1,108,225

1 Interest income from an affiliated company of the portfolio was $15,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Money Market Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.001	.001	.002	.002	.006	.028
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—	—
Total from Investment Operations	.001	.001	.002	.002	.006	.028
Distributions
Dividends from Net Investment Income	(.001)	(.001)	(.002)	(.002)	(.006)	(.028)
Distributions from Realized Capital Gains —		—	—	—	—	—
Total Distributions	(.001)	(.001)	(.002)	(.002)	(.006)	(.028)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.06%	0.14%	0.17%	0.23%	0.62%	2.83%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,158	$1,108	$1,218	$1,214	$1,415	$2,107
Ratio of Expenses to
Average Net Assets	0.06%[1]	0.06%[1]	0.06%[1]	0.06%[1]	0.19%[2]	0.16%[2]
Ratio of Net Investment Income to
Average Net Assets	0.12%	0.14%	0.17%	0.23%	0.67%	2.78%

The expense ratio and net income ratio for the current period have been annualized.
1 The ratios of total expenses to average net assets before an expense reduction were 0.16% for 2013, 0.16% for 2012, 0.18% for 2011, and 0.18% for 2010. See Note B in Notes to Financial Statements.
2 Includes fees to participate in the Treasury Temporary Guarantee Program for Money Market Funds of 0.03% for 2009 and 0.01% for 2008.

Notes to Financial Statements

Vanguard Money Market Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in short-term debt instruments of companies primarily operating in specific industries, particularly financial services; the issuers’ abilities to meet their obligations may be affected by economic developments in such industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued at amortized cost, which approximates market value. Investments in Vanguard Municipal Cash Management Fund are valued at that fund’s net asset value.

2. Repurchase Agreements: The portfolio may enter into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of pre-qualified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio.

Vanguard Money Market Portfolio

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2009–2012), and for the period ended June 30, 2013, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

5. Other: Interest income includes income distributions received from Vanguard Municipal Cash Management Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2013, the portfolio had contributed capital of $126,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.05% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard. Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the portfolio’s daily yield so as to maintain a zero or positive yield for the portfolio. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the period ended June 30, 2013, Vanguard’s expenses were reduced by $527,000 (an effective annual rate of 0.10% of the portfolio’s average net assets).

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The portfolio’s investment in Vanguard Municipal Cash Management Fund is valued based on Level 1 inputs. All of the portfolio’s other investments were valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. At June 30, 2013, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 66% of the portfolio’s net assets. If the shareholder were to redeem its total investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

E. In preparing the financial statements as of June 30, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Vanguard Money Market Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Money Market Portfolio	12/31/2012	6/30/2013	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,000.58	$0.30
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.50	0.30

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.06%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period. If certain fees were not voluntarily waived by Vanguard during the period, the annualized expense ratio would have been 0.16%, and the expenses paid in the actual and hypothetical examples above would have been $0.79 and $0.80, respectively.

Vanguard Money Market Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Money Market Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Fixed Income Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below its peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the portfolio’s at-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard® REIT Index Portfolio

A sudden upswing in interest rates in the spring helped to halt the recent rally in real estate investment trusts, causing REITs to underperform U.S. stocks. For the six months ended June 30, 2013, the REIT Index Portfolio returned 6.30%, in line with its benchmark (6.36%) and ahead of the average return of peer funds (4.64%), but a bit less than half the return of the overall U.S. stock market.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

REITs were slowed by a change in the interest rate picture
After outperforming the overall U.S. stock market from 2009 through 2012, REITs lagged the market for the six months ended June 30, 2013. Although it returned about 8% in the first quarter of the year, the REIT Index Portfolio lost ground in the second and finished the period with a modest-but-still-respectable return of 6.30%. Meanwhile, the broad U.S. stock market returned about 14% for the half year.

The negative reaction of REIT investors in the second quarter, when the Federal Reserve indicated it was thinking about winding down its bond-buying program, echoed the bond market’s reaction. Bond investors have enjoyed a run of healthy returns in the current low-interest rate environment, which helped to boost bond prices. REITs have also risen during this period, because their dividend stream—generally more generous than that provided by other stocks—was highly valued in a time of investment income drought.

And both bonds and REITs took a tumble after the Fed’s mid-June statement: Bond prices fell as interest rates rose, and REITs declined on fears that higher rates might slow down real estate activity, which is highly reliant on loan markets.

Some corners of the real estate market did better than others. Storage facilities helped the largest segment of the REIT market, specialized REITs, return 10%. (Because of their short-term leases, storage facilities can raise rental income more easily.)

Diversified REITs, a much smaller segment of the REIT market that includes different real estate businesses, also outperformed, returning nearly 10%.

Residential REITs (4%) represented a mixed bag. Manufactured housing rode increased demand, and, like storage facilities, apartment REITs were seen as better able to raise income from their shorter-term leases. However, student housing detracted from the sector’s results.

Retail REITs, which accounted for more than one-quarter of the index, also posted a return of 4% for the six months, while office REITs returned 5% and industrial REITs 6%.

In pursuing investment goals, your long-term asset mix is key
Sudden turns in the markets, such as the recent fall in bond prices, can tempt investors to deviate from their long-term plan. Although interest rates remain low, no one can know what their next move will be or how financial markets will react.

While the REIT market stepped a bit backward in the second quarter when rates jumped, it remains to be seen where the sector will go from here. Rising rates are often a reaction to a strengthening economy, and REITs could benefit if that’s the case here.

It’s precisely because short-term market movements are unpredictable that trying to time the markets often fails, as Vanguard and other researchers have found. We remain convinced that sticking with a stable, well-diversified asset allocation that goes well beyond REITs and includes other stocks, bonds, and money market instruments is a sounder approach than making impulsive changes to try to avoid potential losses or capitalize on perceived opportunities.

Total Returns
Six Months Ended
June 30, 2013
Vanguard REIT Index Portfolio	6.30%
MSCI US REIT Index	6.36
Variable Insurance Real Estate Funds Average[1]	4.64

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Real Estate
	Portfolio	Funds Average
REIT Index Portfolio	0.28%	1.12%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2013, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2013, the portfolio’s annualized expense ratio was 0.27%. The peer group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2012.

Vanguard REIT Index Portfolio

Portfolio Profile
As of June 30, 2013

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	126	125	3,622
Median Market Cap	$8.2B	$8.2B	$38.5B
Price/Earnings Ratio	64.4x	64.4x	18.4x
Price/Book Ratio	2.2x	2.2x	2.3x
Dividend Yield[3]	3.7%	3.7%	2.0%
Return on Equity	4.2%	4.2%	16.4%
Earnings Growth Rate	3.3%	3.3%	10.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	15%	—	—
Expense Ratio[5]	0.28%	—	—
Short-Term Reserves	0.1%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.61
Beta	1.00	0.92

Portfolio Allocation by REIT Type

Specialized	29.7%
Retail	26.5
Residential	17.1
Office	13.6
Diversified	8.1
Industrial	5.0

Ten Largest Holdings[6] (% of total net assets)

Simon Property
Group Inc.	Retail REITs	9.7%
Public Storage	Specialized REITs	4.4
HCP Inc.	Specialized REITs	4.1
Ventas Inc.	Specialized REITs	4.0
Equity Residential	Residential REITs	3.9
Health Care REIT Inc.	Specialized REITs	3.7
Prologis Inc.	Industrial REITs	3.7
AvalonBay
Communities Inc.	Residential REITs	3.3
Boston Properties Inc.	Office REITs	3.2
Vornado Realty Trust	Diversified REITs	2.8
Top Ten		42.8%

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a portfolio). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a portfolio, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 MSCI US REIT Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 This dividend yield may include some payments that represent a return of capital, capital gains distribution, or both by the underlying REITs. These amounts are determined by each REIT at the end of its fiscal year.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 30, 2013, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2013, the annualized expense ratio was 0.27%.
6 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard REIT Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2002–June 30, 2013

Average Annual Total Returns: Periods Ended June 30, 2013

	Inception Date	One Year	Five Years	Ten Years
REIT Index Portfolio	2/9/1999	8.81%	7.83%	10.69%

1 Six months ended June 30, 2013.
2 MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index thereafter.
See Financial Highlights for dividend and capital gains information.

Vanguard REIT Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2013

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Real Estate Investment Trusts (99.9%)
Diversified REITs (8.0%)
Vornado Realty Trust	235,467	19,508
Duke Realty Corp.	450,115	7,017
Liberty Property Trust	167,250	6,182
American Realty Capital
Properties Inc.	215,876	3,294
Lexington Realty Trust	264,024	3,084
WP Carey Inc.	43,247	2,862
Washington REIT	93,322	2,511
PS Business Parks Inc.	27,275	1,968
Spirit Realty Capital Inc.	101,112	1,792
Cousins Properties Inc.	162,557	1,642
American Assets Trust Inc.	47,219	1,457
Investors Real Estate Trust	141,331	1,215
Select Income REIT	41,863	1,174
First Potomac Realty Trust	81,069	1,059
CapLease Inc.	116,918	987
Winthrop Realty Trust	41,807	503
One Liberty Properties Inc.	17,017	374
Whitestone REIT	23,576	371
		57,000
Industrial REITs (5.0%)
Prologis Inc.	691,390	26,079
DCT Industrial Trust Inc.	393,896	2,816
EastGroup Properties Inc.	41,914	2,359
First Industrial Realty
Trust Inc.	143,250	2,173
STAG Industrial Inc.	59,231	1,182
Monmouth Real Estate
Investment Corp. Class A	52,878	522
		35,131
Office REITs (13.6%)
Boston Properties Inc.	212,423	22,404
SL Green Realty Corp.	127,919	11,281
Digital Realty Trust Inc.	175,311	10,694
Alexandria Real Estate
Equities Inc.	98,532	6,476
Kilroy Realty Corp.	105,006	5,566
BioMed Realty Trust Inc.	257,368	5,207
Douglas Emmett Inc.	189,343	4,724
Piedmont Office Realty
Trust Inc. Class A	234,398	4,191
Highwoods Properties Inc.	112,950	4,022
CommonWealth REIT	159,562	3,689
Brandywine Realty Trust	216,887	2,932
Corporate Office
Properties Trust	113,874	2,904
Mack-Cali Realty Corp.	117,129	2,868
DuPont Fabros
Technology Inc.	92,493	2,234
Government Properties
Income Trust	76,660	1,933
Franklin Street
Properties Corp.	123,541	1,631

		Market
		Value•
	Shares	($000)
Hudson Pacific
Properties Inc.	62,350	1,327
Parkway Properties Inc.	61,136	1,025
Coresite Realty Corp.	29,721	945
		96,053
Residential REITs (17.1%)
Equity Residential	479,386	27,833
AvalonBay
Communities Inc.	172,259	23,240
UDR Inc.	350,086	8,924
Essex Property Trust Inc.	53,104	8,439
Camden Property Trust	118,187	8,171
Apartment Investment &
Management Co. Class A	204,041	6,129
American Campus
Communities Inc.	146,460	5,955
BRE Properties Inc.	107,809	5,393
Home Properties Inc.	72,252	4,723
Equity Lifestyle
Properties Inc.	55,490	4,361
Mid-America Apartment
Communities Inc.	59,334	4,021
Post Properties Inc.	76,532	3,788
Colonial Properties Trust	117,718	2,839
Sun Communities Inc.	46,770	2,327
Education Realty Trust Inc.	159,598	1,633
Associated Estates
Realty Corp.	70,456	1,133
Campus Crest
Communities Inc.	85,625	988
Silver Bay Realty Trust Corp.	52,332	867
		120,764
Retail REITs (26.4%)
Simon Property Group Inc.	434,371	68,596
General Growth
Properties Inc.	658,000	13,074
Kimco Realty Corp.	571,444	12,246
Macerich Co.	192,473	11,735
Realty Income Corp.	271,676	11,389
Federal Realty
Investment Trust	91,002	9,435
Taubman Centers Inc.	88,641	6,661
Regency Centers Corp.	126,473	6,426
DDR Corp.	352,645	5,872
National Retail
Properties Inc.	162,069	5,575
Weingarten Realty
Investors	161,528	4,970
CBL & Associates
Properties Inc.	214,709	4,599
Tanger Factory Outlet
Centers	131,545	4,401
Retail Properties of
America Inc.	256,083	3,657
Glimcher Realty Trust	200,869	2,193
Equity One Inc.	91,742	2,076

			Market
			Value•
		Shares	($000)

	Acadia Realty Trust	75,075	1,854
	Pennsylvania REIT	93,215	1,760
	Inland Real Estate Corp.	125,713	1,285
	Ramco-Gershenson
	Properties Trust	81,436	1,265
	Retail Opportunity
	Investments Corp.	81,355	1,131
	Alexander’s Inc.	3,216	945
	Excel Trust Inc.	65,724	842
	Getty Realty Corp.	37,422	773
	Saul Centers Inc.	16,761	745
	Kite Realty Group Trust	121,678	734
	Rouse Properties Inc.	34,725	681
	Urstadt Biddle
	Properties Inc. Class A	33,000	666
	Agree Realty Corp.	17,707	523
	AmREIT Inc.	21,439	415
	Cedar Realty Trust Inc.	75,725	392
†	Cole Real Estate
	Investment Inc.	18,753	214
			187,130
Specialized REITs (29.8%)
	Public Storage	204,577	31,368
	HCP Inc.	635,185	28,863
	Ventas Inc.	409,047	28,412
	Health Care REIT Inc.	394,466	26,441
	Host Hotels &
	Resorts Inc.	1,018,030	17,174
	Senior Housing
	Properties Trust	263,180	6,824
	Extra Space Storage Inc.	147,158	6,170
	Corrections Corp. of
	America	161,194	5,460
	Hospitality Properties Trust	192,606	5,062
	Omega Healthcare
	Investors Inc.	158,096	4,904
	RLJ Lodging Trust	151,893	3,416
	Geo Group Inc.	100,187	3,401
	LaSalle Hotel Properties	133,916	3,308
	EPR Properties	65,602	3,298
	Healthcare Realty Trust Inc.	124,569	3,177
	Medical Properties
	Trust Inc.	207,563	2,972
	CubeSmart	177,889	2,843
	Sovran Self Storage Inc.	42,791	2,772
*	Sunstone Hotel
	Investors Inc.	222,479	2,688
	Ryman Hospitality
	Properties	65,489	2,555
	DiamondRock
	Hospitality Co.	273,892	2,553
	Pebblebrook Hotel Trust	86,200	2,228
*	Strategic Hotels &
	Resorts Inc.	229,127	2,030
	National Health
	Investors Inc.	33,267	1,991
	LTC Properties Inc.	47,984	1,874
	Healthcare Trust of
	America Inc. Class A	141,808	1,593
	Chesapeake Lodging Trust	68,108	1,416
	Hersha Hospitality Trust
	Class A	250,747	1,414
	Sabra Health Care REIT Inc.	52,053	1,359
	Ashford Hospitality
	Trust Inc.	105,366	1,206
*	FelCor Lodging Trust Inc.	156,646	926

Vanguard REIT Index Portfolio

		Market
		Value•
	Shares	($000)
Summit Hotel
Properties Inc.	91,644	866
Universal Health Realty
Income Trust	16,977	732
		211,296
Total Real Estate Investment Trusts
(Cost $697,275)		707,374
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market
Liquidity Fund, 0.127%
(Cost $826)	825,839	826
Total Investments (100.0%)
(Cost $698,101)		708,200
Other Assets and Liabilities (0.0%)
Other Assets		2,822
Liabilities		(3,014)
		(192)
Net Assets (100%)
Applicable to 57,431,165 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		708,008
Net Asset Value Per Share		$12.33

At June 30, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	671,204
Undistributed Net Investment Income	8,000
Accumulated Net Realized Gains	18,705
Unrealized Appreciation (Depreciation)	10,099
Net Assets	708,008

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Non-income-producing security. New issue that has not paid a dividend as of June 30, 2013.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard REIT Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2013
($000)
Investment Income
Income
Dividends	9,834
Interest[1]	1
Total Income	9,835
Expenses
The Vanguard Group—Note B
Investment Advisory Services	50
Management and Administrative	818
Marketing and Distribution	65
Custodian Fees	18
Shareholders’ Reports	11
Trustees’ Fees and Expenses	1
Total Expenses	963
Net Investment Income	8,872
Realized Net Gain (Loss)
Capital Gain Distributions Received	1,325
Investment Securities Sold	17,561
Realized Net Gain (Loss)	18,886
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	12,138
Net Increase (Decrease) in Net Assets
Resulting from Operations	39,896

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	8,872	14,148
Realized Net Gain (Loss)	18,886	16,690
Change in Unrealized Appreciation (Depreciation)	12,138	60,620
Net Increase (Decrease) in Net Assets Resulting from Operations	39,896	91,458
Distributions
Net Investment Income	(14,020)	(11,240)
Realized Capital Gain[2]	(16,769)	(19,537)
Total Distributions	(30,789)	(30,777)
Capital Share Transactions
Issued	84,727	108,909
Issued in Lieu of Cash Distributions	30,789	30,777
Redeemed	(61,071)	(72,057)
Net Increase (Decrease) from Capital Share Transactions	54,445	67,629
Total Increase (Decrease)	63,552	128,310
Net Assets
Beginning of Period	644,456	516,146
End of Period[3]	708,008	644,456

1 Interest income from an affiliated company of the portfolio was $1,000.
2 Includes fiscal 2013 and 2012 short-term gain distributions totaling $275,000 and $386,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed net investment income of $8,000,000 and $13,148,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard REIT Index Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$12.12	$10.90	$10.35	$8.30	$7.65	$18.92
Investment Operations
Net Investment Income	.147	.264	.231	.198	.267	.392[1]
Net Realized and Unrealized Gain (Loss)
on Investments	.623	1.594	.634	2.108	1.247	(5.032)
Total from Investment Operations	.770	1.858	.865	2.306	1.514	(4.640)
Distributions
Dividends from Net Investment Income	(.255)	(.233)	(.185)	(.256)	(.370)	(.590)
Distributions from Realized Capital Gains	(.305)	(.405)	(.130)	—	(.494)	(6.040)
Total Distributions	(.560)	(.638)	(.315)	(.256)	(.864)	(6.630)
Net Asset Value, End of Period	$12.33	$12.12	$10.90	$10.35	$8.30	$7.65

Total Return	6.30%	17.46%	8.44%	28.25%	29.14%	–37.25%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$708	$644	$516	$466	$339	$263
Ratio of Total Expenses to
Average Net Assets	0.27%	0.28%	0.28%	0.30%	0.31%	0.30%
Ratio of Net Investment Income to
Average Net Assets	2.49%	2.36%	2.21%	2.23%	4.04%	3.24%
Portfolio Turnover Rate	15%	8%	13%	17%	19%	15%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.

Notes to Financial Statements

Vanguard REIT Index Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2009–2012), and for the period ended June 30, 2013, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Distributions received from REITs are recorded on the ex-dividend date. Each REIT reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions for

Vanguard REIT Index Portfolio

which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2013, the portfolio had contributed capital of $89,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.04% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At June 30, 2013, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2013, the cost of investment securities for tax purposes was $698,101,000. Net unrealized appreciation of investment securities for tax purposes was $10,099,000, consisting of unrealized gains of $90,517,000 on securities that had risen in value since their purchase and $80,418,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2013, the portfolio purchased $90,196,000 of investment securities and sold $54,469,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2013	December 31, 2012
	Shares	Shares
	(000)	(000)
Issued	6,615	9,277
Issued in Lieu of Cash Distributions	2,467	2,719
Redeemed	(4,805)	(6,179)
Net Increase (Decrease) in Shares Outstanding	4,277	5,817

At June 30, 2013, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 63% of the portfolio’s net assets. If the shareholder were to redeem its total investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

G. In preparing the financial statements as of June 30, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Vanguard REIT Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
REIT Index Portfolio	12/31/2012	6/30/2013	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,062.98	$1.38
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.46	1.35

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.27%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard REIT Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund REIT Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Equity Investment Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below its peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the portfolio’s at-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard® Short-Term Investment-Grade Portfolio

The performance of bonds over the six months ended June 30, 2013, is best assessed by dividing the period in two. For the first four months, interest rates at various points on the yield curve remained at historically low levels. The 10-year U.S. Treasury note’s yield, a benchmark for other interest rates, rarely rose above 2.0%, and then by just a few basis points. The 2-year and 5-year notes, whose maturities match many of the holdings of the Short-Term Investment-Grade Portfolio, also hovered near all-time lows.

In May, the Federal Reserve signaled it might reduce its bond-buying program, with the economy’s cooperation, and in June the Fed mapped out a bit more clearly what its timetable could be. In both cases, investors reacted by selling bonds of different types and maturities, driving down prices and pushing up yields. Short-term bonds aren’t as vulnerable to interest rate changes as longer-maturity bonds, but even they suffered during June’s rout.

The Short-Term Investment-Grade Portfolio returned –0.53% for the six months ended June 30, trailing its benchmark index’s return of –0.45% but surpassing the –0.66% average return of its peers.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The portfolio’s 30-day SEC yield was 1.30% on June 30, up from 1.14% six months ago.

Higher-quality assets helped the portfolio
The Short-Term Investment-Grade Portfolio finished near its comparative standards over the period as its advisor, Vanguard Fixed Income Group, managed its investments with a conservative eye and didn’t pursue overly aggressive strategies.

Higher-credit-quality issues outperformed lower-quality issues during the period, a trend that boosted the portfolio’s performance. At the same time, the portfolio was hurt a bit by its liquidity buffer; it devotes a portion of its assets to short-term Treasury securities, but for this period, these holdings didn’t keep up with the portfolio’s investment-grade bonds of comparable maturities.

Bond fund investors can benefit from a long view
The significant rise in yields, which economists and financial analysts had been forecasting for a few years, arrived in May and June. While the accompanying price drops can be discouraging, especially for short-term-bond investors who aren’t accustomed to such volatility, the news isn’t all bad. In the long run, there’s a benefit to rising yields.

Over time, interest payments contribute more to a bond fund’s return than price changes. So, when the share price of a bond fund drops––as is the case in the current environment—the reinvested interest payments will purchase more shares at a higher yield.

Of course, it’s wise for investors not to let their emotions rule any decision and to recognize why bonds are a constructive part of a long-term plan––they can provide income as well as diversification that helps to cushion stock market volatility.

Total Returns
Six Months Ended
June 30, 2013
Vanguard Short-Term Investment-Grade Portfolio	–0.53%
Barclays U.S. 1–5 Year U.S. Credit Bond Index	–0.45
Variable Insurance Short-Intermediate Investment Grade Debt Funds Average[1]	–0.66

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Short-Intermediate
		Investment Grade Debt
	Portfolio	Funds Average
Short-Term Investment-Grade Portfolio	0.20%	0.63%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2013, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2013, the portfolio’s annualized expense ratio was 0.20%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2012.

Vanguard Short-Term Investment-Grade Portfolio

Portfolio Profile
As of June 30, 2013

Financial Attributes
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Issues	1,621	2,034	8,413
Yield[3]	1.3%	1.7%	2.4%
Yield to Maturity	1.6%[4]	1.7%	2.4%
Average Coupon	3.0%	3.7%	3.4%
Average Effective
Maturity	3.1 years	3.1 years	7.5 years
Average Duration	2.4 years	2.9 years	5.5 years
Expense Ratio[5]	0.20%	—	—
Short-Term Reserves	1.1%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.94	0.37
Beta	0.73	0.33

Distribution by Effective Maturity (% of portfolio)

Under 1 Year	7.1%
1–3 Years	45.3
3–5 Years	42.1
Over 5 Years	5.5

Sector Diversification[6] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	19.8%
Finance	28.2
Foreign	8.0
Government Mortgage-Backed	0.1
Industrial	29.0
Treasury/Agency	9.6
Utilities	4.1
Other	1.2

Distribution by Credit Quality (% of portfolio)

U.S. Government	9.6%
Aaa	18.0
Aa	14.7
A	36.5
Baa	19.2
Ba	0.2
Caa	0.1
Ca	0.1
Other	1.6

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. agency, and U.S. agency mortgage-backed securities appear under “U.S. Government.” For this report, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Barclays U.S. 1–5 Year U.S. Credit Bond Index
2 Barclays U.S. Aggregate Bond Index.
3 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earliest possible dates.
4 Before expenses.
5 The portfolio expense ratio shown is from the prospectus dated April 30, 2013, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2013, the portfolio’s annualized expense ratio was 0.20%.
6 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Vanguard Short-Term Investment-Grade Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2002–June 30, 2013

Average Annual Total Returns: Periods Ended June 30, 2013

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Short-Term Investment-Grade Portfolio	2/8/1999	1.71%	3.94%	0.08%	3.57%	3.65%

1 Six months ended June 30, 2013.
See Financial Highlights for dividend and capital gains information.

Vanguard Short-Term Investment-Grade Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2013

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (9.6%)
U.S. Government Securities (9.5%)
	United States Treasury Inflation
	Indexed Bonds	0.125%	4/15/18	15,290	15,768
1	United States Treasury Note/Bond	0.250%	10/31/14	8,500	8,503
	United States Treasury Note/Bond	0.375%	11/15/14	10,500	10,521
2	United States Treasury Note/Bond	2.250%	1/31/15	6,500	6,701
	United States Treasury Note/Bond	2.375%	2/28/15	5,000	5,172
	United States Treasury Note/Bond	0.375%	3/15/15	1,250	1,251
	United States Treasury Note/Bond	2.500%	3/31/15	3,500	3,633
	United States Treasury Note/Bond	0.250%	5/15/15	8,702	8,687
	United States Treasury Note/Bond	2.125%	5/31/15	1,300	1,344
	United States Treasury Note/Bond	0.375%	6/15/15	3,744	3,745
	United States Treasury Note/Bond	0.375%	6/30/15	18,250	18,256
	United States Treasury Note/Bond	1.750%	7/31/15	4,500	4,627
	United States Treasury Note/Bond	1.250%	8/31/15	17	17
	United States Treasury Note/Bond	0.375%	3/15/16	2,000	1,988
	United States Treasury Note/Bond	0.625%	5/31/17	6,175	6,075
	United States Treasury Note/Bond	0.750%	6/30/17	3,250	3,208
	United States Treasury Note/Bond	1.500%	8/31/18	1,000	1,002
					100,498
Conventional Mortgage-Backed Securities (0.0%)
[3,4]	Fannie Mae Pool	6.000%	12/1/16	41	43
[3,4]	Fannie Mae Pool	6.500%	9/1/16–
			9/1/16	46	49
[3,4]	Freddie Mac Gold Pool	6.000%	4/1/17	38	41
					133
Nonconventional Mortgage-Backed Securities (0.1%)
[3,4,5] Fannie Mae Pool		2.125%	12/1/32	20	20
[3,4,5] Fannie Mae Pool		2.250%	6/1/33	132	142
[3,4,5] Fannie Mae Pool		2.310%	7/1/32	16	17
[3,4,5] Fannie Mae Pool		2.335%	5/1/33	116	124
[3,4,5] Fannie Mae Pool		2.382%	9/1/32	2	2
[3,4,5] Fannie Mae Pool		2.610%	2/1/37	40	43
[3,4,5] Fannie Mae Pool		2.732%	5/1/33	26	28
[3,4,5] Fannie Mae Pool		2.777%	8/1/37	16	17
[3,4,5] Fannie Mae Pool		2.875%	9/1/32	9	10
[3,4,5] Fannie Mae Pool		2.897%	8/1/33	67	72
[3,4,5] Fannie Mae Pool		2.900%	8/1/33	41	42
[3,4,5] Fannie Mae Pool		2.910%	8/1/33	46	47
[3,4,5] Fannie Mae Pool		2.922%	7/1/33	243	252
[3,4,5] Freddie Mac Non Gold Pool		2.482%	9/1/32	18	19
[3,4,5] Freddie Mac Non Gold Pool		2.836%	1/1/33–
			2/1/33	42	45
[3,4,5] Freddie Mac Non Gold Pool		2.864%	8/1/37	63	66
[3,4,5] Freddie Mac Non Gold Pool		2.970%	10/1/32	17	19
[3,4,5] Freddie Mac Non Gold Pool		3.018%	9/1/32	26	26
[3,4,5] Freddie Mac Non Gold Pool		3.086%	8/1/33	37	40
					1,031
Total U.S. Government and Agency Obligations (Cost $102,162)					101,662
Asset-Backed/Commercial Mortgage-Backed Securities (20.0%)
3	Ally Auto Receivables Trust 2010-2	2.090%	5/15/15	969	975
[3,6]	Ally Auto Receivables Trust 2010-3	2.690%	2/15/17	500	509
3	Ally Auto Receivables Trust 2011-1	2.230%	3/15/16	1,200	1,216
3	Ally Auto Receivables Trust 2011-4	1.140%	6/15/16	1,000	1,005
3	Ally Auto Receivables Trust 2012-1	1.210%	7/15/16	400	402

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
3	Ally Auto Receivables Trust 2012-SN1	0.700%	12/21/15	300	298
3	Ally Auto Receivables Trust 2013-SN1	0.900%	5/22/17	500	498
[3,6]	Ally Master Owner Trust Series
	2010-2	4.250%	4/15/17	65	69
[3,6]	Ally Master Owner Trust Series
	2010-2	4.590%	4/15/17	400	424
[3,5]	Ally Master Owner Trust Series
	2010-4	1.262%	8/15/17	1,650	1,672
[3,5,6] Ally Master Owner Trust Series
	2010-4	1.743%	8/15/17	990	1,004
[3,5,6] Ally Master Owner Trust Series
	2010-4	2.143%	8/15/17	750	759
3	Ally Master Owner Trust Series
	2012-3	1.210%	6/15/17	1,250	1,257
3	Ally Master Owner Trust Series
	2012-5	1.540%	9/15/19	1,800	1,780
[3,5,6] American Express Credit Account
	Secured Note Trust 2004-2	0.862%	12/15/16	150	150
[3,5]	American Express Credit Account
	Secured Note Trust 2012-1	0.462%	1/15/20	1,000	997
[3,5]	American Express Credit Account
	Secured Note Trust 2012-4	0.433%	5/15/20	2,600	2,586
[3,5]	American Express Credit Account
	Secured Note Trust 2012-4	0.743%	5/15/20	700	706
[3,5]	American Express Issuance
	Trust II 2013-1	0.473%	2/15/19	3,000	2,984
[3,6]	Americold 2010 LLC Trust Series
	2010-ART	4.954%	1/14/29	275	295
[3,6]	Americold 2010 LLC Trust Series
	2010-ART	6.811%	1/14/29	230	266
3	AmeriCredit Automobile Receivables
	Trust 2012-1	1.230%	9/8/16	200	201
3	AmeriCredit Automobile Receivables
	Trust 2013-1	1.570%	1/8/19	80	78
3	AmeriCredit Automobile Receivables
	Trust 2013-2	1.790%	3/8/19	300	294
3	AmeriCredit Automobile Receivables
	Trust 2013-3	2.380%	6/10/19	400	398
3	AmeriCredit Automobile Receivables
	Trust 2013-3	3.000%	7/8/19	500	497
[3,5,6] Arkle Master Issuer plc Series 2010-1		1.524%	5/17/60	620	627
[3,5,6] Arran Residential Mortgages
	Funding 2010-1 plc	1.674%	5/16/47	466	474
[3,5,6] Arran Residential Mortgages
	Funding 2011-1 plc	1.724%	11/19/47	570	579
6	Australia & New Zealand Banking
	Group Ltd.	2.400%	11/23/16	590	611
[3,5]	BA Credit Card Trust 2007-A4	0.232%	11/15/19	790	780
3	Banc of America Commercial
	Mortgage Trust 2007-2	5.793%	4/10/49	580	650
[3,7]	Banc of America Funding 2006-H Trust	3.078%	9/20/46	722	552
[3,6]	Banc of America Re-Remic Trust
	Series 2011-PARK	2.959%	12/10/30	125	117
3	Bank of America Mortgage 2002-J
	Trust	3.794%	9/25/32	1	1
[3,5,6] Bank of America Student Loan
	Trust 2010-1A	1.076%	2/25/43	1,266	1,271
6	Bank of Montreal	2.625%	1/25/16	1,350	1,409

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[3,6]	Bank of Montreal	1.950%	1/30/18	570	583
6	Bank of Nova Scotia	2.150%	8/3/16	1,100	1,136
6	Bank of Nova Scotia	1.950%	1/30/17	500	511
6	Bank of Nova Scotia	1.750%	3/22/17	200	203
[3,5]	Bank One Issuance Trust Series
	2004-C2	0.992%	2/15/17	200	200
[3,6]	Beacon Container Finance LLC 2012-1A	3.720%	9/20/27	417	416
[3,7]	Bear Stearns ARM Trust 2006-4	2.756%	10/25/36	854	669
[3,7]	Bear Stearns ARM Trust 2007-3	2.878%	5/25/47	730	646
3	Bear Stearns Commercial Mortgage
	Securities Trust2007-PWR16	5.905%	6/11/40	395	445
[3,5,6] BMW Floorplan Master Owner
	Trust 2012-1A	0.592%	9/15/17	2,100	2,105
[3,5]	Brazos Higher Education Authority Inc.
	Series 2005-3	0.473%	6/25/26	350	326
[3,5]	Brazos Higher Education Authority Inc.
	Series 2010-1	1.173%	5/25/29	764	768
[3,5]	Brazos Higher Education Authority Inc.
	Series 2011-1	1.073%	2/25/30	1,000	996
[3,6]	CAL Funding II Ltd. Series 2012-1A	3.470%	10/25/27	187	185
[3,6]	CAL Funding II Ltd. Series 2013-1A	3.350%	3/27/28	341	337
6	Canadian Imperial Bank of Commerce	2.750%	1/27/16	819	857
3	Capital Auto Receivables Asset Trust
	2013-1	0.970%	1/22/18	450	445
3	Capital Auto Receivables Asset Trust
	2013-1	1.290%	4/20/18	150	148
3	Capital Auto Receivables Asset Trust
	2013-1	1.740%	10/22/18	130	127
[3,5]	Capital One Multi-asset Execution
	Trust 2003-C3	2.442%	7/15/16	840	843
[3,5]	Capital One Multi-asset Execution
	Trust 2004-C2	1.243%	12/15/16	72	72
[3,5]	Capital One Multi-asset Execution
	Trust 2005-A9	0.282%	8/15/18	130	129
[3,5]	Capital One Multi-asset Execution
	Trust 2006-A11	0.282%	6/17/19	500	497
[3,5]	Capital One Multi-asset Execution
	Trust 2007-A1	0.242%	11/15/19	610	604
[3,5]	Capital One Multi-asset Execution
	Trust 2007-A2	0.272%	12/16/19	6,880	6,815
[3,5]	Capital One Multi-asset Execution
	Trust 2007-A5	0.232%	7/15/20	3,690	3,640
[3,5,6] Cards II Trust 2012-4A		0.642%	9/15/17	680	680
3	CarMax Auto Owner Trust 2010-2	2.040%	10/15/15	800	809
3	CarMax Auto Owner Trust 2012-3	0.790%	4/16/18	400	396
3	CD 2007-CD4 Commercial Mortgage
	Trust	5.205%	12/11/49	277	278
3	CenterPoint Energy Transition
	Bond Co. IV, LLC 2012-1	2.161%	10/15/21	700	704
[3,6]	CFCRE Commercial Mortgage
	Securities Trust Series2011-C1	5.732%	4/15/44	36	39
[3,6]	CFCRE Commercial Mortgage
	Securities Trust Series2011-C2	5.745%	12/15/47	275	310
[3,5]	Chase Issuance Trust 2007-C1	0.653%	4/15/19	800	786
[3,5]	Chase Issuance Trust 2012-A10	0.452%	12/16/19	3,000	2,986
[3,5]	Chase Issuance Trust 2012-A2	0.462%	5/15/19	2,300	2,293
3	Chase Issuance Trust 2012-A3	0.790%	6/15/17	2,600	2,604
[3,5]	CHL Mortgage Pass-Through Trust
	2003-HYB3	2.719%	11/19/33	60	60
[3,5,8] CHL Mortgage Pass-Through Trust
	2006-HYB1	2.682%	3/20/36	406	308
[3,5,8] CHL Mortgage Pass-Through Trust
	2007-HYB2	2.862%	2/25/47	477	345
[3,6]	CIT Equipment Collateral 2012-VT1	1.100%	8/22/16	700	702
[3,5]	Citibank Credit Card Issuance Trust
	2005-C2	0.663%	3/24/17	100	100
[3,5]	Citibank Credit Card Issuance Trust
	2006-A7	0.333%	12/17/18	525	521
[3,5]	Citibank Credit Card Issuance Trust
	2006-A8	0.317%	12/17/18	1,960	1,942

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
3	Citibank Credit Card Issuance Trust
	2007-A8	5.650%	9/20/19	600	698
[3,5]	Citibank Credit Card Issuance Trust
	2008-A7	1.567%	5/20/20	1,500	1,570
[3,5]	Citibank Credit Card Issuance Trust
	2013-A2	0.475%	5/26/20	1,800	1,788
[3,6]	Citibank Omni Master Trust 2009-A13	5.350%	8/15/18	2,035	2,138
[3,5,6] Citibank Omni Master Trust 2009-A14A		2.942%	8/15/18	2,990	3,071
[3,6]	Citibank Omni Master Trust 2009-A17	4.900%	11/15/18	3,631	3,833
3	Citigroup Commercial Mortgage
	Trust 2012-GC8	3.024%	9/10/45	150	142
[3,6]	Citigroup Commercial Mortgage
	Trust 2012-GC8	3.683%	9/10/45	52	50
3	Citigroup Commercial Mortgage
	Trust 2013-GC11	3.093%	4/10/46	150	141
[3,8]	Citigroup Mortgage Loan Trust
	2007-AR8	2.851%	7/25/37	381	323
[3,6]	CLI Funding V LLC 2013-1A	2.830%	3/18/28	644	623
3	CNH Equipment Trust 2010-B	1.740%	1/17/17	1,733	1,745
3	CNH Equipment Trust 2010-C	1.750%	5/16/16	400	404
3	CNH Equipment Trust 2011-B	1.290%	9/15/17	800	805
3	COBALT CMBS Commercial Mortgage
	Trust 2007-C2	5.484%	4/15/47	600	665
3	COMM 2006-C8 Mortgage Trust	5.306%	12/10/46	900	995
3	COMM 2007-C9 Mortgage Trust	5.811%	12/10/49	19	19
3	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	75	72
3	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	100	98
3	COMM 2012-CCRE3 Mortgage Trust	2.822%	11/15/45	230	214
3	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	145	135
3	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	70	64
3	COMM 2013-CCRE7 Mortgage Trust	3.213%	3/10/46	100	95
3	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	100	93
[3,6]	COMM Mortgage Trust
	COMM_13-SFS	3.086%	4/12/35	110	102
3	Commercial Mortgage Pass Through
	Certificates	3.612%	6/10/46	350	343
6	Commonwealth Bank of Australia	2.250%	3/16/17	1,050	1,078
6	Credit Suisse AG	1.625%	3/6/15	200	203
3	Credit Suisse Commercial Mortgage
	Trust Series 2006-C3	5.989%	6/15/38	356	393
3	Credit Suisse Commercial Mortgage
	Trust Series 2007-C5	5.589%	9/15/40	74	74
[3,6]	Cronos Containers Program Ltd.
	2012-2A	3.810%	9/18/27	416	416
[3,5]	Discover Card Execution Note Trust
	2010-A2	0.772%	3/15/18	4,200	4,229
[3,5]	Discover Card Execution Note Trust
	2012-A4	0.563%	11/15/19	2,000	2,001
3	Discover Card Execution Note Trust
	2012-A6	1.670%	1/18/22	2,700	2,595
[3,5]	Discover Card Execution Note Trust
	2013-A1	0.493%	8/17/20	1,900	1,894
6	DNB Boligkreditt AS	1.450%	3/21/18	700	680
[3,6]	Dominos Pizza Master Issuer LLC
	2012-1A	5.216%	1/25/42	824	878
3	Dryrock Issuance Trust Series 2012-2	0.640%	8/15/18	350	348
[3,6]	Enterprise Fleet Financing LLC Series
	2011-2	1.430%	10/20/16	480	482
[3,6]	Enterprise Fleet Financing LLC Series
	2011-2	1.900%	10/20/16	300	303
[3,6]	Enterprise Fleet Financing LLC Series
	2011-3	2.100%	5/20/17	331	337
[3,6]	Enterprise Fleet Financing LLC Series
	2012-2	0.720%	4/20/18	800	799
[3,6]	Enterprise Fleet Financing LLC Series
	2012-2	0.930%	4/20/18	250	248
[3,8]	First Horizon Mortgage Pass-Through
	Trust 2006-AR3	2.073%	11/25/36	311	256
8	First Horizon Mortgage Pass-Through
	Trust 2006-AR4	2.568%	1/25/37	745	590

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[3,6]	Fontainebleau Miami Beach
	Trust 2012-FBLU	2.887%	5/5/27	130	131
3	Ford Credit Auto Lease Trust 2011-B	1.420%	1/15/15	400	403
[3,6]	Ford Credit Auto Lease Trust 2012-B	1.100%	12/15/15	250	249
3	Ford Credit Auto Lease Trust 2013-A	0.780%	4/15/16	200	200
3	Ford Credit Auto Lease Trust 2013-A	1.010%	5/15/16	450	449
3	Ford Credit Auto Lease Trust 2013-A	1.280%	6/15/16	350	349
3	Ford Credit Auto Owner Trust 2010-A	2.930%	11/15/15	150	153
3	Ford Credit Auto Owner Trust 2010-A	3.220%	3/15/16	150	153
3	Ford Credit Auto Owner Trust 2012-A	1.150%	6/15/17	250	252
3	Ford Credit Auto Owner Trust 2013-A	1.150%	7/15/18	200	197
3	Ford Credit Auto Owner Trust 2013-A	1.360%	10/15/18	100	98
3	Ford Credit Auto Owner Trust 2013-B	1.110%	10/15/18	160	157
3	Ford Credit Auto Owner Trust 2013-B	1.320%	1/15/19	70	69
3	Ford Credit Auto Owner Trust 2013-B	1.820%	11/15/19	60	59
3	Ford Credit Floorplan Master Owner
	Trust FORDF_13-3	1.740%	6/15/17	180	179
3	Ford Credit Floorplan Master Owner
	Trust A	2.100%	6/15/20	150	148
3	Ford Credit Floorplan Master Owner
	Trust A	2.290%	6/15/20	150	147
3	Ford Credit Floorplan Master Owner
	Trust A	2.790%	6/15/20	60	59
[3,5,6] Ford Credit Floorplan Master Owner
	Trust A Series2010-3	1.892%	2/15/17	2,635	2,696
[3,6]	Ford Credit Floorplan Master Owner
	Trust A Series2010-3	4.200%	2/15/17	410	433
[3,6]	Ford Credit Floorplan Master Owner
	Trust A Series2010-3	4.990%	2/15/17	530	561
3	Ford Credit Floorplan Master Owner
	Trust A Series2012-2	1.920%	1/15/19	700	712
3	Ford Credit Floorplan Master Owner
	Trust A Series2012-4	0.940%	9/15/16	300	299
3	Ford Credit Floorplan Master Owner
	Trust A Series2012-4	1.390%	9/15/16	700	700
3	Ford Credit Floorplan Master Owner
	Trust A Series2012-5	1.490%	9/15/19	2,700	2,674
3	Ford Credit Floorplan Master Owner
	Trust A Series2012-5	1.690%	9/15/19	200	197
3	Ford Credit Floorplan Master Owner
	Trust A Series2012-5	2.140%	9/15/19	200	197
3	Ford Credit Floorplan Master Owner
	Trust A Series2013-1	1.370%	1/15/18	640	631
3	Ford Credit Floorplan Master Owner
	Trust A Series2013-1	1.820%	1/15/18	240	237
[3,6]	FRS I LLC 2013-1A	1.800%	4/15/43	176	173
[3,6]	FRS I LLC 2013-1A	3.080%	4/15/43	350	342
[3,5]	GE Capital Credit Card Master Note
	Trust Series 2011-2	1.193%	5/15/19	1,200	1,214
3	GE Capital Credit Card Master Note
	Trust Series 2011-2	2.220%	1/15/22	2,000	2,002
3	GE Capital Credit Card Master Note
	Trust Series 2012-6	1.360%	8/17/20	1,560	1,547
[3,5]	GE Dealer Floorplan Master Note
	Trust Series 2011-1	0.792%	7/20/16	1,500	1,505
[3,5]	GE Dealer Floorplan Master Note
	Trust Series 2012-1	0.762%	2/20/17	1,000	1,005
[3,5]	GE Dealer Floorplan Master Note
	Trust Series 2012-2	0.942%	4/22/19	900	911
[3,5]	GE Dealer Floorplan Master Note
	Trust Series 2012-4	0.632%	10/20/17	600	600
3	GMACM Mortgage Loan Trust
	2005-AR6	3.610%	11/19/35	144	125
[3,6]	Golden Credit Card Trust 2012-2A	1.770%	1/15/19	2,200	2,240
[3,5,6] Golden Credit Card Trust 2012-3A		0.642%	7/17/17	1,400	1,405
[3,5,6] Golden Credit Card Trust 2013-1A		0.443%	2/15/18	1,000	999
[3,5]	Granite Master Issuer plc Series
	2007-1	0.332%	12/20/54	179	177
[3,5]	Granite Master Issuer plc Series
	2007-2	0.272%	12/17/54	60	59

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[3,6]	Great America Leasing Receivables
	2011-1	2.340%	4/15/16	450	455
[3,6]	Great America Leasing Receivables
	2013-1	1.160%	5/15/18	300	299
3	Greenwich Capital Commercial
	Funding Corp. Commercial Mortgage
	Trust 2005-GG5	5.224%	4/10/37	250	268
3	GS Mortgage Securities Trust
	2006-GG6	5.553%	4/10/38	667	726
[3,6]	GS Mortgage Securities Trust
	2010-C2	5.400%	12/10/43	100	104
[3,6]	GS Mortgage Securities Trust
	2011-ALF	3.215%	2/10/21	340	340
[3,6]	GS Mortgage Securities Trust
	2011-ALF	3.563%	2/10/21	125	125
[3,6]	GS Mortgage Securities Trust
	2011-GC3	5.728%	3/10/44	70	74
[3,6]	GS Mortgage Securities Trust
	2012-ALOHA	3.551%	4/10/34	250	246
[3,6]	GS Mortgage Securities Trust
	2012-BWTR	2.954%	11/5/34	255	237
[3,6]	GS Mortgage Securities Trust
	2012-GC6	4.948%	1/10/45	25	27
3	GS Mortgage Securities Trust
	2012-GCJ7	3.377%	5/10/45	100	99
3	GS Mortgage Securities Trust
	2013-GC12	3.135%	6/10/46	150	141
3	Harley Davidson Motorcycle Trust
	2013-1	0.870%	7/15/19	200	197
3	Harley-Davidson Motorcycle Trust
	2010-1	1.530%	9/15/15	611	613
3	Harley-Davidson Motorcycle Trust
	2011-1	1.310%	3/15/17	1,200	1,209
[3,6]	Hertz Vehicle Financing LLC 2009-2A	5.290%	3/25/16	620	662
[3,6]	Hertz Vehicle Financing LLC 2010-1A	3.740%	2/25/17	1,500	1,593
[3,6]	Hertz Vehicle Financing LLC 2011-1A	3.290%	3/25/18	1,000	1,057
[3,6]	Hertz Vehicle Financing LLC 2013-1A	1.830%	8/25/19	2,000	1,964
[3,5,6] Holmes Master Issuer plc 2011-3A		1.827%	10/21/54	300	303
[3,6]	Hyundai Auto Lease Securitization
	Trust 2012-A	1.050%	4/17/17	400	401
[3,6]	Hyundai Auto Lease Securitization
	Trust 2013-A	0.660%	6/15/16	550	547
[3,6]	Hyundai Auto Lease Securitization
	Trust 2013-A	0.770%	10/17/16	250	249
3	Hyundai Auto Receivables Trust 2009-A	3.150%	3/15/16	292	294
3	Hyundai Auto Receivables Trust 2012-B	1.950%	10/15/18	200	202
3	Hyundai Auto Receivables Trust 2013-B	1.450%	2/15/19	160	159
3	Hyundai Auto Receivables Trust 2013-B	2.480%	9/16/19	250	248
[3,5,6] Hyundai Floorplan Master Owner Trust
	Series2013-1	0.542%	5/15/18	300	300
[3,5,6] Hyundai Floorplan Master Owner Trust
	Series2013-1	0.843%	5/15/18	150	150
[3,6]	Icon Brands Holdings LLC 2012-1	4.229%	1/25/43	491	483
5	Illinois Student Assistance Commission
	Series 2010-1	1.326%	4/25/22	766	772
[3,6]	Irvine Core Office Trust 2013-IRV	2.068%	5/15/48	149	144
[3,6]	Irvine Core Office Trust 2013-IRV	3.305%	5/15/48	250	235
3	JP Morgan Chase Commercial
	Mortgage Securities Corp. 2013-C13	3.994%	1/15/46	340	343
3	JP Morgan Chase Commercial
	Mortgage Securities Trust 2005-LDP1	4.625%	3/15/46	36	36
3	JP Morgan Chase Commercial
	Mortgage Securities Trust 2006-LDP9	5.298%	5/15/47	285	287
3	JP Morgan Chase Commercial
	Mortgage Securities Trust 2007-LDP11 5.988%		6/15/49	611	617
3	JP Morgan Chase Commercial
	Mortgage Securities Trust 2007-LDP12 5.827%		2/15/51	395	398
[3,6]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2010-C1	4.608%	6/15/43	120	130
[3,6]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2010-C2	3.616%	11/15/43	75	79

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[3,6]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2010-C2	4.070%	11/15/43	70	74
[3,6]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2010-C2	5.710%	11/15/43	170	169
[3,6]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2010-C2	5.710%	11/15/43	150	159
[3,6]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2011-C3	4.388%	2/15/46	440	472
[3,6]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2011-C3	4.717%	2/15/46	345	372
[3,6]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2011-C5	5.492%	8/15/46	100	111
3	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-C8	2.829%	10/15/45	100	93
[3,6]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-C8	3.424%	10/15/45	100	95
[3,6]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-HSBC	3.093%	7/5/32	150	143
3	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-LC11	2.960%	4/15/46	205	190
3	JPMBB Commercial Mortgage
	Securities Trust 2013-C12	3.664%	7/15/45	350	345
3	JPMBB Commercial Mortgage
	Securities Trust 2013-C12	4.027%	7/15/45	180	179
[3,5,6] Kildare Securities Ltd. 2007-1A		0.394%	12/10/43	265	259
[3,5,6] Lanark Master Issuer plc		1.673%	12/22/54	750	765
3	LB-UBS Commercial Mortgage
	Trust 2006-C4	6.061%	6/15/38	270	299
3	LB-UBS Commercial Mortgage
	Trust 2007-C2	5.303%	2/15/40	53	53
3	LB-UBS Commercial Mortgage
	Trust 2007-C7	5.866%	9/15/45	960	1,051
[3,6]	Macquarie Equipment Funding
	Trust 2011-A	1.910%	4/20/17	265	267
[3,6]	Macquarie Equipment Funding
	Trust 2012-A	0.850%	10/22/18	330	328
[3,6]	Master Credit Card Trust 2012-2A	1.970%	4/21/17	100	101
3	MASTR Adjustable Rate Mortgages
	Trust 2004-3	2.295%	4/25/34	67	67
[3,5]	MBNA Credit Card Master Note
	Trust 2003-C7	1.542%	3/15/16	230	231
[3,5]	MBNA Credit Card Master Note
	Trust 2004-A3	0.452%	8/16/21	455	449
[3,5]	MBNA Credit Card Master Note
	Trust 2004-C2	1.092%	11/15/16	1,050	1,053
3	Mercedes-Benz Auto Lease Trust
	2013-A	0.720%	12/17/18	150	149
[3,6]	Mercedes-Benz Master Owner Trust
	2012-A	0.790%	11/15/17	1,300	1,295
3	Merrill Lynch Mortgage Investors Trust
	MLMI Series 2003-A2	1.925%	2/25/33	76	76
3	Merrill Lynch Mortgage Investors Trust
	MLMI Series 2003-A4	2.663%	7/25/33	26	26
3	Merrill Lynch Mortgage Trust 2007-C1	5.934%	6/12/50	122	122
3	ML-CFC Commercial Mortgage Trust
	2007-6	5.331%	3/12/51	186	186
[3,6]	MMAF Equipment Finance LLC
	2009-AA	3.510%	1/15/30	409	418
[3,6]	MMAF Equipment Finance LLC
	2011-AA	2.100%	7/15/17	625	634
[3,6]	MMAF Equipment Finance LLC
	2011-AA	3.040%	8/15/28	700	730
[3,6]	MMAF Equipment Finance LLC
	2012-AA	1.980%	6/10/32	370	365
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2012-C5	3.176%	8/15/45	150	144
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2012-C5	3.792%	8/15/45	50	49
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2012-C6	2.858%	11/15/45	140	130

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[3,6]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2012-CKSV	3.277%	10/15/30	300	280
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C7	2.918%	2/15/46	130	121
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C7	3.214%	2/15/46	60	56
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C9	3.102%	5/15/46	210	197
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C10	4.219%	7/15/46	600	610
3	Morgan Stanley Capital I Trust
	2006-TOP21	5.090%	10/12/52	2	2
3	Morgan Stanley Capital I Trust
	2007-TOP27	5.816%	6/11/42	22	22
3	Morgan Stanley Capital I Trust
	2012-C4	3.773%	3/15/45	60	59
[3,6]	Morgan Stanley Capital I Trust
	2012-STAR	3.201%	8/5/34	230	219
3	Morgan Stanley Mortgage Loan Trust
	2006-8AR	2.311%	6/25/36	325	309
[3,5,6] Motor plc 12A		0.694%	2/25/20	1,035	1,036
[3,6]	Motor plc 12A	1.286%	2/25/20	305	306
6	National Australia Bank Ltd.	2.000%	6/20/17	800	813
6	National Australia Bank Ltd.	1.250%	3/8/18	560	541
[3,5,6] Navistar Financial Dealer Note Master
	Owner Trust Series 2013-1	0.863%	1/25/18	700	701
3	Nissan Auto Lease Trust 2012-A	1.130%	5/15/17	340	341
3	Nissan Auto Lease Trust 2013-A	0.740%	10/15/18	250	248
[3,5]	Nissan Master Owner Trust
	Receivables Series 2012-A	0.663%	5/15/17	1,570	1,572
[3,5]	Nissan Master Owner Trust
	Receivables Series2013-A	0.493%	2/15/18	1,000	996
6	Norddeutsche Landesbank Girozentrale	0.875%	10/16/15	200	200
5	North Carolina State Education
	Assistance Authority 2011-1	1.176%	1/26/26	700	703
[3,5]	North Carolina State Education
	Assistance Authority 2011-2	1.076%	7/25/25	130	131
[3,6]	Rental Car Finance Corp. 2011-1A	2.510%	2/25/16	2,400	2,462
[3,8]	RFMSI Series 2006-SA2 Trust	3.655%	8/25/36	663	551
[3,8]	RFMSI Series 2006-SA3 Trust	3.925%	9/25/36	231	205
	Royal Bank of Canada	1.200%	9/19/17	475	463
3	Santander Drive Auto Receivables
	Trust 2013-1	1.760%	1/15/19	120	118
3	Santander Drive Auto Receivables
	Trust 2013-2	1.330%	3/15/18	150	149
3	Santander Drive Auto Receivables
	Trust 2013-2	1.950%	3/15/19	600	592
[3,5,6] Silverstone Master Issuer plc 2010-1A		1.776%	1/21/55	790	806
[3,5,6] SLM Private Education Loan Trust
	2013-1	1.243%	5/17/27	600	587
[3,6]	SLM Private Education Loan Trust
	2013-1	2.500%	3/15/47	200	185
[3,5]	SLM Student Loan Trust 2005-5	0.376%	4/25/25	2,275	2,254
[3,5]	SLM Student Loan Trust 2005-9	0.396%	1/27/25	1,033	1,022
[3,5]	SLM Student Loan Trust 2006-4	0.376%	10/27/25	455	446
[3,5]	SLM Student Loan Trust 2006-5	0.386%	1/25/27	500	473
[3,5]	SLM Student Loan Trust 2006-6	0.386%	10/27/25	800	759
[3,5]	SLM Student Loan Trust 2007-1	0.366%	1/26/26	1,575	1,523
[3,5,6] SLM Student Loan Trust 2011-A		1.193%	10/15/24	370	372
[3,6]	SLM Student Loan Trust 2011-A	4.370%	4/17/28	300	323
[3,6]	SLM Student Loan Trust 2011-B	3.740%	2/15/29	1,400	1,475
[3,5,6] SLM Student Loan Trust 2011-C		1.592%	12/15/23	536	539
[3,6]	SLM Student Loan Trust 2011-C	4.540%	10/17/44	637	690
[3,5]	SLM Student Loan Trust 2012-6	0.473%	9/25/19	875	870
[3,5,6] SLM Student Loan Trust 2012-B		1.293%	12/15/21	260	261
[3,6]	SLM Student Loan Trust 2012-B	3.480%	10/15/30	450	470
[3,5,6] SLM Student Loan Trust 2012-E		0.943%	10/16/23	571	571
[3,6]	SLM Student Loan Trust 2013-B	1.850%	6/17/30	250	237
[3,6]	SLM Student Loan Trust 2013-B	3.000%	5/16/44	100	94
[3,5,6] SMART ABS Series 2010-1US Trust		1.693%	12/14/15	980	987

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[3,5,6] SMART ABS Series 2011-1US Trust		1.042%	10/14/14	77	77
[3,6]	SMART ABS Series 2011-1US Trust	1.770%	10/14/14	186	187
[3,6]	SMART ABS Series 2011-1US Trust	2.520%	11/14/16	700	712
[3,6]	SMART ABS Series 2011-2US Trust	2.310%	4/14/17	1,150	1,173
3	SMART ABS Series 2012-4US Trust	0.970%	3/14/17	600	600
3	SMART ABS Series 2012-4US Trust	1.250%	8/14/18	200	197
3	SMART ABS Series 2013-1US Trust	1.050%	10/14/18	450	443
[3,6]	Sonic Capital LLC 2011-1A	5.438%	5/20/41	359	376
[3,5]	South Carolina Student Loan Corp.
	Revenue 2010-1	1.276%	7/25/25	650	657
6	SpareBank 1 Boligkreditt AS	1.250%	5/2/18	150	143
6	SpareBank 1 Boligkreditt AS	1.750%	11/15/19	560	527
6	Stadshypotek AB	1.250%	5/23/18	600	578
[3,6]	Textainer Marine Containers Ltd.
	2011-1A	4.700%	6/15/26	320	320
6	Toronto-Dominion Bank	1.625%	9/14/16	2,350	2,388
6	Toronto-Dominion Bank	1.500%	3/13/17	1,500	1,508
[3,6]	Trinity Rail Leasing LP Series 2012-1A	2.266%	1/15/43	167	163
3	UBS Commercial Mortgage Trust
	2012-C1	4.171%	5/10/45	30	30
[3,6]	UBS-BAMLL Trust 2012-WRM	3.663%	6/10/30	300	291
3	UBS-Barclays Commercial Mortgage
	Trust 2012-C2	2.850%	12/10/45	175	162
[3,6]	VNO 2012-6AVE Mortgage Trust	2.996%	11/15/30	250	233
3	Volkswagen Auto Lease Trust 2012-A	1.060%	5/22/17	350	350
3	Volkswagen Auto Loan Enhanced
	Trust 2012-1	1.150%	7/20/18	500	503
[3,5,6] Volkswagen Credit Auto Master Owner
	Trust 2011-1A	0.872%	9/20/16	1,900	1,909
[3,6]	Volvo Financial Equipment LLC
	2012-1A	2.380%	9/16/19	150	153
3	Wachovia Bank Commercial Mortgage
	Trust Series 2006-C27	5.765%	7/15/45	267	293
3	Wachovia Bank Commercial Mortgage
	Trust Series 2006-C28	5.572%	10/15/48	1,090	1,203
3	Wachovia Bank Commercial Mortgage
	Trust Series 2007-C34	5.569%	5/15/46	385	386
3	WaMu Mortgage Pass-Through
	Certificates Series 2002-AR18	2.444%	1/25/33	19	19
3	WaMu Mortgage Pass-Through
	Certificates Series 2003-AR7	2.320%	8/25/33	33	32
3	WaMu Mortgage Pass-Through
	Certificates Series 2003-AR9	2.429%	9/25/33	41	42
3	Wells Fargo Commercial Mortgage
	Trust 2012-LC5	2.918%	10/15/45	100	94
3	Wells Fargo Commercial Mortgage
	Trust 2012-LC5	3.539%	10/15/45	40	38
[3,8]	Wells Fargo Mortgage Backed
	Securities 2006-AR14 Trust	2.637%	10/25/36	630	542
6	Westpac Banking Corp.	1.375%	7/17/15	580	587
6	Westpac Banking Corp.	2.450%	11/28/16	300	311
6	Westpac Banking Corp.	1.250%	12/15/17	400	389
[3,6]	WFRBS Commercial Mortgage
	Trust 2011-C3	4.375%	3/15/44	140	148
3	WFRBS Commercial Mortgage
	Trust 2012-C10	2.875%	12/15/45	170	158
3	WFRBS Commercial Mortgage
	Trust 2012-C7	3.431%	6/15/45	200	196
3	WFRBS Commercial Mortgage
	Trust 2012-C7	4.090%	6/15/45	135	135
3	WFRBS Commercial Mortgage
	Trust 2012-C8	3.001%	8/15/45	100	94
3	WFRBS Commercial Mortgage
	Trust 2012-C9	2.870%	11/15/45	210	196
3	WFRBS Commercial Mortgage
	Trust 2012-C9	3.388%	11/15/45	70	66
3	WFRBS Commercial Mortgage
	Trust 2013-C13	3.345%	5/15/45	50	47
3	World Financial Network Credit Card
	Master Note Trust Series 2011-A	1.610%	12/15/21	470	464

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
3	World Omni Automobile Lease
	Securitization Trust 2011-A	1.780%	9/15/16	660	665
[3,5,6] World Omni Master Owner Trust
	2013-1	0.542%	2/15/18	450	449
Total Asset-Backed/Commercial Mortgage-Backed Securities
(Cost $210,095)					210,723
Corporate Bonds (60.2%)
Finance (27.6%)
	Banking (21.0%)
	Abbey National Treasury Services plc	2.875%	4/25/14	510	516
6	Abbey National Treasury Services plc	3.875%	11/10/14	520	534
	Abbey National Treasury Services plc	4.000%	4/27/16	1,385	1,464
	American Express Centurion Bank	0.875%	11/13/15	360	359
	American Express Centurion Bank	6.000%	9/13/17	1,200	1,378
	American Express Co.	6.150%	8/28/17	440	509
	American Express Co.	7.000%	3/19/18	535	642
	American Express Credit Corp.	1.750%	6/12/15	315	319
	American Express Credit Corp.	2.750%	9/15/15	1,376	1,428
	American Express Credit Corp.	2.800%	9/19/16	1,575	1,635
	American Express Credit Corp.	2.375%	3/24/17	790	805
	Associated Banc-Corp	1.875%	3/12/14	1,100	1,102
	Australia & New Zealand Banking
	Group Ltd.	0.900%	2/12/16	500	497
6	Australia & New Zealand Banking
	Group Ltd.	3.250%	3/1/16	1,000	1,051
	Australia & New Zealand Banking
	Group Ltd.	1.875%	10/6/17	1,350	1,347
	Australia & New Zealand Banking
	Group Ltd.	1.450%	5/15/18	700	674
6	Banco Votorantim SA	5.250%	2/11/16	280	290
	Bancolombia SA	4.250%	1/12/16	180	185
	Bank of America Corp.	7.375%	5/15/14	825	868
	Bank of America Corp.	5.375%	6/15/14	300	311
	Bank of America Corp.	4.500%	4/1/15	1,675	1,755
	Bank of America Corp.	3.700%	9/1/15	100	104
	Bank of America Corp.	1.500%	10/9/15	635	635
	Bank of America Corp.	3.625%	3/17/16	225	235
	Bank of America Corp.	3.750%	7/12/16	150	157
	Bank of America Corp.	6.500%	8/1/16	1,560	1,756
	Bank of America Corp.	5.625%	10/14/16	490	542
	Bank of America Corp.	5.420%	3/15/17	830	886
	Bank of America Corp.	3.875%	3/22/17	1,160	1,211
	Bank of America Corp.	6.000%	9/1/17	1,440	1,612
	Bank of America Corp.	5.750%	12/1/17	540	599
	Bank of America Corp.	2.000%	1/11/18	980	947
	Bank of America Corp.	5.650%	5/1/18	250	278
	Bank of America NA	5.300%	3/15/17	240	260
	Bank of America NA	6.100%	6/15/17	160	179
	Bank of Montreal	0.800%	11/6/15	500	499
	Bank of Montreal	2.500%	1/11/17	2,565	2,627
	Bank of Montreal	1.400%	9/11/17	1,055	1,032
	Bank of Montreal	1.450%	4/9/18	1,150	1,111
	Bank of New York Mellon Corp.	4.950%	3/15/15	1,055	1,124
	Bank of New York Mellon Corp.	0.700%	10/23/15	1,090	1,084
	Bank of New York Mellon Corp.	2.300%	7/28/16	750	773
	Bank of New York Mellon Corp.	2.400%	1/17/17	710	726
	Bank of New York Mellon Corp.	1.969%	6/20/17	200	201
	Bank of Nova Scotia	2.050%	10/7/15	212	218
	Bank of Nova Scotia	0.750%	10/9/15	740	736
	Bank of Nova Scotia	2.900%	3/29/16	345	360
	Bank of Nova Scotia	2.550%	1/12/17	1,500	1,540
	Bank of Nova Scotia	1.375%	12/18/17	500	484
	Bank One Corp.	4.900%	4/30/15	385	410
	Barclays Bank plc	5.200%	7/10/14	1,640	1,712
	Barclays Bank plc	2.750%	2/23/15	1,300	1,330
	Barclays Bank plc	5.000%	9/22/16	1,925	2,126
	BB&T Corp.	2.050%	4/28/14	420	424
	BB&T Corp.	5.700%	4/30/14	711	740
	BB&T Corp.	5.200%	12/23/15	520	568

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	BB&T Corp.	3.200%	3/15/16	1,086	1,143
	BB&T Corp.	3.950%	4/29/16	110	118
	BB&T Corp.	2.150%	3/22/17	1,360	1,360
	BB&T Corp.	4.900%	6/30/17	250	272
	BB&T Corp.	1.600%	8/15/17	540	528
	BB&T Corp.	1.450%	1/12/18	295	286
	BB&T Corp.	2.050%	6/19/18	370	363
	BBVA US Senior SAU	4.664%	10/9/15	2,975	3,067
	Bear Stearns Cos. LLC	5.300%	10/30/15	585	638
	Bear Stearns Cos. LLC	5.550%	1/22/17	550	601
	Bear Stearns Cos. LLC	6.400%	10/2/17	530	608
	Bear Stearns Cos. LLC	7.250%	2/1/18	1,120	1,329
	BNP Paribas SA	3.250%	3/11/15	700	722
	BNP Paribas SA	3.600%	2/23/16	2,170	2,272
	BNP Paribas SA	2.375%	9/14/17	4,025	4,012
	BNY Mellon NA	4.750%	12/15/14	470	495
	Branch Banking & Trust Co.	5.625%	9/15/16	240	271
	Canadian Imperial Bank of Commerce	1.550%	1/23/18	1,000	975
	Capital One Financial Corp.	2.150%	3/23/15	1,275	1,293
	Capital One Financial Corp.	6.150%	9/1/16	105	117
	Capital One NA	1.500%	3/22/18	1,480	1,424
	Citigroup Inc.	6.375%	8/12/14	300	316
	Citigroup Inc.	5.000%	9/15/14	495	514
	Citigroup Inc.	5.500%	10/15/14	375	394
	Citigroup Inc.	6.010%	1/15/15	704	752
	Citigroup Inc.	4.875%	5/7/15	151	159
	Citigroup Inc.	4.700%	5/29/15	475	504
	Citigroup Inc.	4.587%	12/15/15	300	320
	Citigroup Inc.	5.300%	1/7/16	185	200
	Citigroup Inc.	1.250%	1/15/16	55	54
	Citigroup Inc.	3.953%	6/15/16	1,650	1,738
	Citigroup Inc.	5.850%	8/2/16	435	484
	Citigroup Inc.	4.450%	1/10/17	615	658
	Citigroup Inc.	6.125%	11/21/17	855	970
[3,6,7] Colonial BancGroup Inc.		7.114%	5/29/49	560	—
	Comerica Bank	5.700%	6/1/14	470	490
	Comerica Bank	5.750%	11/21/16	425	483
	Comerica Bank	5.200%	8/22/17	175	195
	Commonwealth Bank of Australia	1.950%	3/16/15	1,150	1,172
	Commonwealth Bank of Australia	1.250%	9/18/15	850	854
6	Commonwealth Bank of Australia	3.250%	3/17/16	800	842
	Commonwealth Bank of Australia	1.900%	9/18/17	925	924
	Cooperatieve Centrale Raiffeisen-
	Boerenleenbank BA	2.125%	10/13/15	300	307
	Cooperatieve Centrale Raiffeisen-
	Boerenleenbank BA	3.375%	1/19/17	3,325	3,492
	Cooperatieve Centrale Raiffeisen-
	Boerenleenbank BA	1.700%	3/19/18	650	632
	Countrywide Financial Corp.	6.250%	5/15/16	630	687
	Credit Suisse	5.500%	5/1/14	1,700	1,769
	Credit Suisse	3.500%	3/23/15	1,004	1,047
	Credit Suisse USA Inc.	4.875%	1/15/15	367	389
	Credit Suisse USA Inc.	5.125%	8/15/15	1,125	1,208
	Credit Suisse USA Inc.	5.375%	3/2/16	825	917
	Credit Suisse USA Inc.	5.850%	8/16/16	450	506
6	Danske Bank A/S	3.875%	4/14/16	525	551
	Deutsche Bank AG	3.875%	8/18/14	206	213
	Deutsche Bank AG	3.450%	3/30/15	815	850
	Deutsche Bank AG	3.250%	1/11/16	2,273	2,380
	Deutsche Bank AG	6.000%	9/1/17	2,995	3,449
	Deutsche Bank Financial LLC	5.375%	3/2/15	175	185
	Fifth Third Bank	0.900%	2/26/16	1,085	1,070
	Fifth Third Bank	1.450%	2/28/18	1,085	1,047
3	Fifth Third Capital Trust IV	6.500%	4/15/67	5	5
	First Horizon National Corp.	5.375%	12/15/15	1,375	1,486
	Goldman Sachs Group Inc.	5.150%	1/15/14	195	199
	Goldman Sachs Group Inc.	5.000%	10/1/14	425	444
	Goldman Sachs Group Inc.	5.125%	1/15/15	1,545	1,627
	Goldman Sachs Group Inc.	3.300%	5/3/15	875	901
	Goldman Sachs Group Inc.	3.700%	8/1/15	1,260	1,313
	Goldman Sachs Group Inc.	5.350%	1/15/16	1,009	1,093

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Goldman Sachs Group Inc.	3.625%	2/7/16	1,385	1,447
	Goldman Sachs Group Inc.	5.750%	10/1/16	1,000	1,110
	Goldman Sachs Group Inc.	5.625%	1/15/17	310	336
	Goldman Sachs Group Inc.	6.250%	9/1/17	1,673	1,893
	Goldman Sachs Group Inc.	5.950%	1/18/18	1,415	1,579
	Goldman Sachs Group Inc.	2.375%	1/22/18	1,190	1,168
	Goldman Sachs Group Inc.	6.150%	4/1/18	680	767
6	HSBC Bank plc	1.500%	5/15/18	735	709
	HSBC Bank USA NA	6.000%	8/9/17	290	327
	HSBC USA Inc.	2.375%	2/13/15	2,210	2,260
	HSBC USA Inc.	1.625%	1/16/18	1,545	1,508
	HSBC USA Inc.	5.000%	9/27/20	185	193
6	ING Bank NV	3.750%	3/7/17	590	615
	Intesa Sanpaolo SPA	3.125%	1/15/16	1,800	1,769
	Intesa Sanpaolo SPA	3.875%	1/16/18	1,630	1,556
	JPMorgan Chase & Co.	4.875%	3/15/14	800	823
	JPMorgan Chase & Co.	5.125%	9/15/14	662	692
	JPMorgan Chase & Co.	3.700%	1/20/15	953	986
	JPMorgan Chase & Co.	4.750%	3/1/15	440	466
	JPMorgan Chase & Co.	1.875%	3/20/15	875	885
	JPMorgan Chase & Co.	3.400%	6/24/15	685	714
5	JPMorgan Chase & Co.	1.485%	9/1/15	190	190
	JPMorgan Chase & Co.	5.150%	10/1/15	150	162
	JPMorgan Chase & Co.	1.100%	10/15/15	675	671
	JPMorgan Chase & Co.	2.600%	1/15/16	463	473
	JPMorgan Chase & Co.	1.125%	2/26/16	725	713
	JPMorgan Chase & Co.	3.450%	3/1/16	1,230	1,281
	JPMorgan Chase & Co.	3.150%	7/5/16	1,830	1,895
	JPMorgan Chase & Co.	2.000%	8/15/17	600	598
	JPMorgan Chase & Co.	6.000%	1/15/18	1,305	1,485
	JPMorgan Chase Bank NA	5.875%	6/13/16	250	277
	JPMorgan Chase Bank NA	6.000%	7/5/17	215	242
	JPMorgan Chase Bank NA	6.000%	10/1/17	245	281
	KeyBank NA	1.650%	2/1/18	1,050	1,025
	Lloyds TSB Bank plc	4.875%	1/21/16	2,461	2,656
	Lloyds TSB Bank plc	4.200%	3/28/17	1,310	1,398
6	Lloyds TSB Bank plc	6.500%	9/14/20	365	386
	Manufacturers & Traders Trust Co.	6.625%	12/4/17	925	1,089
	Manufacturers & Traders Trust Co.	1.450%	3/7/18	605	585
3	Manufacturers & Traders Trust Co.	5.629%	12/1/21	245	251
	Mellon Funding Corp.	5.000%	12/1/14	165	175
	Merrill Lynch & Co. Inc.	5.450%	7/15/14	715	741
	Merrill Lynch & Co. Inc.	5.000%	1/15/15	675	710
	Merrill Lynch & Co. Inc.	6.050%	5/16/16	760	822
	Merrill Lynch & Co. Inc.	5.700%	5/2/17	117	126
	Merrill Lynch & Co. Inc.	6.400%	8/28/17	736	828
	Merrill Lynch & Co. Inc.	6.875%	4/25/18	960	1,103
	Morgan Stanley	2.875%	1/24/14	335	338
	Morgan Stanley	4.750%	4/1/14	1,169	1,194
	Morgan Stanley	6.000%	5/13/14	349	363
	Morgan Stanley	4.200%	11/20/14	565	584
	Morgan Stanley	4.100%	1/26/15	900	931
	Morgan Stanley	6.000%	4/28/15	665	713
	Morgan Stanley	4.000%	7/24/15	550	572
	Morgan Stanley	5.375%	10/15/15	610	653
	Morgan Stanley	3.450%	11/2/15	250	258
	Morgan Stanley	1.750%	2/25/16	730	723
	Morgan Stanley	3.800%	4/29/16	1,510	1,564
	Morgan Stanley	5.750%	10/18/16	505	557
	Morgan Stanley	5.450%	1/9/17	1,540	1,660
	Morgan Stanley	4.750%	3/22/17	515	546
	Morgan Stanley	5.550%	4/27/17	855	925
	Morgan Stanley	6.250%	8/28/17	560	624
	Morgan Stanley	5.950%	12/28/17	895	991
	Morgan Stanley	2.125%	4/25/18	1,185	1,133
	National Australia Bank Ltd.	2.000%	3/9/15	300	305
	National Australia Bank Ltd.	1.600%	8/7/15	250	254
	National Australia Bank Ltd.	2.750%	3/9/17	530	544
	National Bank of Canada	1.500%	6/26/15	100	101
	National Bank of Canada	1.450%	11/7/17	900	875
	National City Bank	5.250%	12/15/16	250	280

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	National City Bank	5.800%	6/7/17	375	424
	National City Corp.	4.900%	1/15/15	600	634
	PNC Bank NA	0.800%	1/28/16	655	652
	PNC Bank NA	5.250%	1/15/17	240	263
	PNC Bank NA	4.875%	9/21/17	365	402
	PNC Bank NA	6.000%	12/7/17	115	133
	PNC Bank NA	6.875%	4/1/18	100	120
	PNC Funding Corp.	5.400%	6/10/14	200	209
	PNC Funding Corp.	3.625%	2/8/15	800	833
	PNC Funding Corp.	4.250%	9/21/15	615	653
	PNC Funding Corp.	2.700%	9/19/16	875	909
	Regions Bank	7.500%	5/15/18	500	584
	Regions Financial Corp.	5.750%	6/15/15	505	540
	Regions Financial Corp.	2.000%	5/15/18	650	613
	Royal Bank of Canada	1.150%	3/13/15	500	504
	Royal Bank of Canada	2.625%	12/15/15	120	125
	Royal Bank of Canada	2.875%	4/19/16	1,700	1,779
	Royal Bank of Canada	2.300%	7/20/16	1,000	1,030
	Royal Bank of Scotland Group plc	2.550%	9/18/15	1,750	1,779
	Royal Bank of Scotland NV	4.650%	6/4/18	400	403
	Royal Bank of Scotland plc	4.875%	3/16/15	620	657
	Royal Bank of Scotland plc	3.950%	9/21/15	501	523
	Royal Bank of Scotland plc	4.375%	3/16/16	2,394	2,520
	Santander Holdings USA Inc.	3.000%	9/24/15	360	366
	Santander Holdings USA Inc.	4.625%	4/19/16	290	306
6	Skandinaviska Enskilda Banken AB	1.375%	5/29/18	800	780
6	Societe Generale SA	3.100%	9/14/15	100	103
6	Societe Generale SA	3.500%	1/15/16	320	332
	Societe Generale SA	2.750%	10/12/17	1,610	1,612
	SouthTrust Corp.	5.800%	6/15/14	680	711
	State Street Bank & Trust Co.	5.300%	1/15/16	190	209
	State Street Corp.	5.375%	4/30/17	480	542
	State Street Corp.	1.350%	5/15/18	350	339
	Sumitomo Mitsui Banking Corp.	1.800%	7/18/17	830	820
5	SunTrust Bank	0.584%	4/1/15	145	144
	SunTrust Banks Inc.	3.600%	4/15/16	805	849
	Svenska Handelsbanken AB	3.125%	7/12/16	351	369
	Svenska Handelsbanken AB	2.875%	4/4/17	650	673
	Svenska Handelsbanken AB	1.625%	3/21/18	465	454
6	Swedbank AB	2.125%	9/29/17	60	60
6	Swedbank AB	1.750%	3/12/18	970	940
	Toronto-Dominion Bank	2.500%	7/14/16	639	662
	UBS AG	3.875%	1/15/15	634	662
	UBS AG	5.875%	12/20/17	2,265	2,602
	UBS AG	5.750%	4/25/18	2,462	2,840
	UBS AG	4.875%	8/4/20	250	276
	Union Bank NA	5.950%	5/11/16	1,190	1,333
	Union Bank NA	3.000%	6/6/16	1,410	1,466
	Union Bank NA	2.125%	6/16/17	610	606
	US Bancorp	4.200%	5/15/14	129	133
	US Bancorp	2.450%	7/27/15	350	361
	US Bancorp	1.650%	5/15/17	730	727
5	US Bank NA	0.557%	10/14/14	180	180
	US Bank NA	4.950%	10/30/14	500	526
3	US Bank NA	3.778%	4/29/20	1,070	1,119
	Wachovia Bank NA	4.800%	11/1/14	150	158
	Wachovia Bank NA	4.875%	2/1/15	134	142
	Wachovia Bank NA	5.000%	8/15/15	250	269
	Wachovia Bank NA	5.600%	3/15/16	405	449
	Wachovia Bank NA	6.000%	11/15/17	1,190	1,358
	Wachovia Corp.	4.875%	2/15/14	369	379
	Wachovia Corp.	5.250%	8/1/14	1,048	1,095
	Wachovia Corp.	5.625%	10/15/16	920	1,034
	Wachovia Corp.	5.750%	2/1/18	1,005	1,158
7	Washington Mutual Bank /
	Debt not acquired by JPMorgan	6.875%	6/15/11	517	1
	Wells Fargo & Co.	4.625%	4/15/14	321	331
	Wells Fargo & Co.	3.676%	6/15/16	1,230	1,311
	Wells Fargo Bank NA	4.750%	2/9/15	285	301
	Westpac Banking Corp.	4.200%	2/27/15	1,225	1,293
	Westpac Banking Corp.	3.000%	8/4/15	775	808

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Westpac Banking Corp.	1.125%	9/25/15	650	652
	Westpac Banking Corp.	3.000%	12/9/15	850	890
	Westpac Banking Corp.	0.950%	1/12/16	500	498
	Westpac Banking Corp.	2.000%	8/14/17	1,575	1,581
	Westpac Banking Corp.	1.600%	1/12/18	960	943

	Brokerage (0.2%)
	Ameriprise Financial Inc.	5.650%	11/15/15	185	205
	Charles Schwab Corp.	0.850%	12/4/15	350	349
	Franklin Resources Inc.	1.375%	9/15/17	380	369
	Franklin Resources Inc.	2.800%	9/15/22	125	118
	Jefferies Group LLC	5.875%	6/8/14	50	52
	Jefferies Group LLC	3.875%	11/9/15	300	311
	Jefferies Group LLC	5.125%	4/13/18	120	126
7	Lehman Brothers Holdings E-Capital
	Trust I	3.589%	8/19/65	210	—

	Finance Companies (2.1%)
	General Electric Capital Corp.	4.750%	9/15/14	242	254
	General Electric Capital Corp.	3.750%	11/14/14	850	883
	General Electric Capital Corp.	2.150%	1/9/15	90	92
	General Electric Capital Corp.	3.500%	6/29/15	480	502
	General Electric Capital Corp.	1.625%	7/2/15	605	613
	General Electric Capital Corp.	4.375%	9/21/15	260	278
	General Electric Capital Corp.	2.250%	11/9/15	485	496
	General Electric Capital Corp.	1.000%	12/11/15	170	170
	General Electric Capital Corp.	1.000%	1/8/16	360	358
	General Electric Capital Corp.	5.000%	1/8/16	595	649
	General Electric Capital Corp.	2.950%	5/9/16	970	1,010
	General Electric Capital Corp.	3.350%	10/17/16	1,445	1,519
	General Electric Capital Corp.	2.900%	1/9/17	965	996
	General Electric Capital Corp.	5.400%	2/15/17	700	779
	General Electric Capital Corp.	2.300%	4/27/17	1,669	1,689
	General Electric Capital Corp.	5.625%	9/15/17	265	299
	General Electric Capital Corp.	1.600%	11/20/17	710	693
	General Electric Capital Corp.	1.625%	4/2/18	360	350
	General Electric Capital Corp.	5.625%	5/1/18	550	630
3	General Electric Capital Corp.	6.375%	11/15/67	375	389
	HSBC Finance Corp.	5.250%	4/15/15	475	507
	HSBC Finance Corp.	5.000%	6/30/15	1,104	1,182
	HSBC Finance Corp.	5.500%	1/19/16	1,507	1,654
5	HSBC Finance Corp.	0.705%	6/1/16	425	422
	SLM Corp.	3.875%	9/10/15	1,580	1,598
	SLM Corp.	6.250%	1/25/16	2,440	2,595
	SLM Corp.	6.000%	1/25/17	1,100	1,151
	SLM Corp.	4.625%	9/25/17	480	475

	Insurance (2.9%)
	ACE INA Holdings Inc.	5.700%	2/15/17	830	936
	Aetna Inc.	6.500%	9/15/18	300	356
	Aflac Inc.	2.650%	2/15/17	250	257
	Alleghany Corp.	5.625%	9/15/20	210	229
	Allied World Assurance Co. Ltd.	7.500%	8/1/16	530	613
	American International Group Inc.	2.375%	8/24/15	250	254
	American International Group Inc.	5.050%	10/1/15	785	850
	American International Group Inc.	4.875%	9/15/16	838	916
	American International Group Inc.	5.600%	10/18/16	300	333
	American International Group Inc.	3.800%	3/22/17	555	581
	American International Group Inc.	5.450%	5/18/17	365	402
	American International Group Inc.	5.850%	1/16/18	1,270	1,427
	American International Group Inc.	8.250%	8/15/18	480	594
	Assurant Inc.	2.500%	3/15/18	700	685
	Axis Capital Holdings Ltd.	5.750%	12/1/14	555	589
	Axis Specialty Finance LLC	5.875%	6/1/20	60	66
	Berkshire Hathaway Finance Corp.	1.600%	5/15/17	615	612
	Berkshire Hathaway Finance Corp.	5.400%	5/15/18	600	687
	Berkshire Hathaway Inc.	3.200%	2/11/15	215	224
	Berkshire Hathaway Inc.	2.200%	8/15/16	125	129
	Berkshire Hathaway Inc.	1.900%	1/31/17	691	695
	Berkshire Hathaway Inc.	1.550%	2/9/18	840	826
	Chubb Corp.	5.750%	5/15/18	140	163

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
3	Chubb Corp.	6.375%	3/29/67	90	97
	Cigna Corp.	2.750%	11/15/16	175	182
	CNA Financial Corp.	5.850%	12/15/14	270	288
	CNA Financial Corp.	6.500%	8/15/16	505	572
	CNA Financial Corp.	7.350%	11/15/19	100	121
	Coventry Health Care Inc.	6.125%	1/15/15	650	694
	Genworth Holdings Inc.	5.750%	6/15/14	181	188
	Genworth Holdings Inc.	6.515%	5/22/18	50	55
	Genworth Holdings Inc.	7.700%	6/15/20	74	85
	Hartford Financial Services Group Inc.	4.000%	3/30/15	200	209
	Hartford Financial Services Group Inc.	4.000%	10/15/17	68	72
6	ING US Inc.	2.900%	2/15/18	675	668
	Jefferson-Pilot Corp.	4.750%	1/30/14	220	225
	Manulife Financial Corp.	3.400%	9/17/15	380	399
6	MassMutual Global Funding II	3.125%	4/14/16	375	395
6	MassMutual Global Funding II	2.500%	10/17/22	225	205
	MetLife Inc.	2.375%	2/6/14	875	885
	MetLife Inc.	6.750%	6/1/16	990	1,134
	MetLife Inc.	1.756%	12/15/17	400	393
6	Metropolitan Life Global Funding I	2.000%	1/10/14	1,000	1,007
6	Metropolitan Life Global Funding I	1.500%	1/10/18	650	631
	PartnerRe Finance A LLC	6.875%	6/1/18	400	470
6	Pricoa Global Funding I	1.600%	5/29/18	350	339
	Principal Financial Group Inc.	1.850%	11/15/17	400	393
6	Principal Life Global Funding I	5.050%	3/15/15	250	267
6	Principal Life Global Funding II	1.000%	12/11/15	500	500
3	Progressive Corp.	6.700%	6/15/67	285	306
	Prudential Financial Inc.	5.100%	9/20/14	250	263
	Prudential Financial Inc.	6.200%	1/15/15	310	334
	Prudential Financial Inc.	4.750%	9/17/15	800	861
	Prudential Financial Inc.	3.000%	5/12/16	275	286
	Reinsurance Group of America Inc.	5.625%	3/15/17	275	302
	Reinsurance Group of America Inc.	6.450%	11/15/19	360	414
	Transatlantic Holdings Inc.	5.750%	12/14/15	1,050	1,153
	Travelers Cos. Inc.	6.250%	6/20/16	245	279
	Travelers Cos. Inc.	5.750%	12/15/17	356	412
	Travelers Cos. Inc.	5.800%	5/15/18	522	610
	UnitedHealth Group Inc.	1.400%	10/15/17	635	623
	WellPoint Inc.	5.250%	1/15/16	155	170
	WellPoint Inc.	5.875%	6/15/17	260	295
	XL Group plc	5.250%	9/15/14	1,199	1,257

	Other Finance (0.1%)
	NYSE Euronext	2.000%	10/5/17	980	972
	ORIX Corp.	3.750%	3/9/17	500	513

	Real Estate Investment Trusts (1.3%)
	Brandywine Operating Partnership LP	5.400%	11/1/14	150	158
	Brandywine Operating Partnership LP	5.700%	5/1/17	225	245
	Brandywine Operating Partnership LP	4.950%	4/15/18	250	266
	DDR Corp.	4.750%	4/15/18	490	533
	Digital Realty Trust LP	4.500%	7/15/15	1,448	1,524
	Duke Realty LP	7.375%	2/15/15	125	136
	Duke Realty LP	5.950%	2/15/17	237	263
	Duke Realty LP	6.500%	1/15/18	80	92
	ERP Operating LP	6.584%	4/13/15	199	219
	ERP Operating LP	5.125%	3/15/16	420	463
	ERP Operating LP	5.375%	8/1/16	360	401
6	Goodman Funding Pty Ltd.	6.375%	11/12/20	450	500
	HCP Inc.	3.750%	2/1/16	570	599
	HCP Inc.	6.000%	1/30/17	250	280
	HCP Inc.	5.625%	5/1/17	30	33
	HCP Inc.	6.700%	1/30/18	700	819
	Health Care REIT Inc.	3.625%	3/15/16	107	112
	Health Care REIT Inc.	4.700%	9/15/17	245	267
	Health Care REIT Inc.	2.250%	3/15/18	125	123
	Health Care REIT Inc.	4.125%	4/1/19	577	603
	Kilroy Realty LP	4.800%	7/15/18	385	406
	Kimco Realty Corp.	5.783%	3/15/16	380	420
	ProLogis LP	6.250%	3/15/17	355	399
	ProLogis LP	4.500%	8/15/17	200	215

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	ProLogis LP	6.625%	5/15/18	245	282
	Realty Income Corp.	2.000%	1/31/18	130	126
	Regency Centers LP	5.875%	6/15/17	325	365
	Senior Housing Properties Trust	4.300%	1/15/16	300	310
	Simon Property Group LP	5.100%	6/15/15	185	200
	Simon Property Group LP	6.100%	5/1/16	165	185
	Simon Property Group LP	5.250%	12/1/16	260	290
	Simon Property Group LP	2.800%	1/30/17	547	566
	Simon Property Group LP	5.875%	3/1/17	220	249
	Simon Property Group LP	2.150%	9/15/17	1,135	1,143
	Simon Property Group LP	6.125%	5/30/18	835	980
	Ventas Realty LP / Ventas Capital Corp.	2.000%	2/15/18	350	340
					291,098
Industrial (28.5%)
	Basic Industry (2.5%)
	Air Products & Chemicals Inc.	2.000%	8/2/16	265	271
	Air Products & Chemicals Inc.	1.200%	10/15/17	275	268
	Barrick Gold Corp.	2.900%	5/30/16	1,115	1,102
6	Barrick Gold Corp.	2.500%	5/1/18	150	135
	Barrick Gold Corp.	6.950%	4/1/19	100	106
6	Barrick International Barbados Corp.	5.750%	10/15/16	300	327
	Barrick North America Finance LLC	6.800%	9/15/18	480	508
	BHP Billiton Finance USA Ltd.	5.500%	4/1/14	1,100	1,141
	BHP Billiton Finance USA Ltd.	1.125%	11/21/14	1,225	1,235
	BHP Billiton Finance USA Ltd.	1.875%	11/21/16	716	726
	BHP Billiton Finance USA Ltd.	1.625%	2/24/17	1,440	1,431
	BHP Billiton Finance USA Ltd.	5.400%	3/29/17	375	424
	BHP Billiton Finance USA Ltd.	6.500%	4/1/19	338	405
	Celulosa Arauco y Constitucion SA	5.125%	7/9/13	120	120
	CF Industries Inc.	6.875%	5/1/18	739	866
	Eastman Chemical Co.	2.400%	6/1/17	518	520
	Ecolab Inc.	2.375%	12/8/14	385	393
	Ecolab Inc.	3.000%	12/8/16	583	610
	Ecolab Inc.	1.450%	12/8/17	340	330
	EI du Pont de Nemours & Co.	5.875%	1/15/14	8	8
	EI du Pont de Nemours & Co.	1.950%	1/15/16	860	881
	EI du Pont de Nemours & Co.	2.750%	4/1/16	101	106
	EI du Pont de Nemours & Co.	5.250%	12/15/16	328	373
	EI du Pont de Nemours & Co.	6.000%	7/15/18	1,008	1,191
	Freeport-McMoRan Copper & Gold Inc.	1.400%	2/13/15	255	254
	Freeport-McMoRan Copper & Gold Inc.	2.150%	3/1/17	180	177
6	Freeport-McMoRan Copper & Gold Inc.	2.375%	3/15/18	815	776
6	Freeport-McMoRan Copper & Gold Inc.	3.100%	3/15/20	380	352
	Goldcorp Inc.	2.125%	3/15/18	360	343
	International Paper Co.	5.300%	4/1/15	250	267
	International Paper Co.	7.950%	6/15/18	175	214
	Nucor Corp.	5.750%	12/1/17	209	239
	Nucor Corp.	5.850%	6/1/18	455	530
	Plains Exploration & Production Co.	6.875%	2/15/23	400	427
	Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	118	124
	Rio Tinto Finance USA Ltd.	8.950%	5/1/14	2,390	2,547
	Rio Tinto Finance USA Ltd.	2.500%	5/20/16	520	532
	Rio Tinto Finance USA plc	1.375%	6/17/16	915	908
	Rio Tinto Finance USA plc	2.000%	3/22/17	690	685
	Rio Tinto Finance USA plc	1.625%	8/21/17	1,195	1,172
	Teck Resources Ltd.	3.850%	8/15/17	205	216
	Teck Resources Ltd.	2.500%	2/1/18	120	116
	Vale Overseas Ltd.	6.250%	1/11/16	390	430
	Vale Overseas Ltd.	6.250%	1/23/17	894	997
6	Xstrata Finance Canada Ltd.	2.050%	10/23/15	720	719
6	Xstrata Finance Canada Ltd.	3.600%	1/15/17	400	404

	Capital Goods (3.0%)
6	ABB Treasury Center USA Inc.	2.500%	6/15/16	350	363
	Boeing Capital Corp.	2.125%	8/15/16	520	534
	Boeing Co.	3.500%	2/15/15	790	827
	Boeing Co.	0.950%	5/15/18	525	501
	Case New Holland Inc.	7.750%	9/1/13	1,020	1,028
	Caterpillar Financial Services Corp.	6.125%	2/17/14	940	973
	Caterpillar Financial Services Corp.	1.650%	4/1/14	625	631
	Caterpillar Financial Services Corp.	4.750%	2/17/15	130	138

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Caterpillar Financial Services Corp.	1.100%	5/29/15	240	241
	Caterpillar Financial Services Corp.	2.750%	6/24/15	250	259
	Caterpillar Financial Services Corp.	2.650%	4/1/16	230	240
	Caterpillar Financial Services Corp.	2.050%	8/1/16	580	592
	Caterpillar Financial Services Corp.	1.625%	6/1/17	115	115
	Caterpillar Financial Services Corp.	1.250%	11/6/17	275	268
	Caterpillar Inc.	1.500%	6/26/17	250	247
	CRH America Inc.	4.125%	1/15/16	950	999
	CRH America Inc.	8.125%	7/15/18	240	292
	Danaher Corp.	1.300%	6/23/14	325	328
	Danaher Corp.	2.300%	6/23/16	812	839
	Embraer Overseas Ltd.	6.375%	1/24/17	210	225
	Emerson Electric Co.	4.125%	4/15/15	230	244
	General Dynamics Corp.	1.375%	1/15/15	250	253
	General Dynamics Corp.	1.000%	11/15/17	1,525	1,476
	General Electric Co.	0.850%	10/9/15	370	369
	General Electric Co.	5.250%	12/6/17	2,210	2,497
	Harsco Corp.	2.700%	10/15/15	312	314
	Honeywell International Inc.	5.300%	3/1/18	123	140
	Honeywell International Inc.	5.000%	2/15/19	560	639
	Illinois Tool Works Inc.	5.150%	4/1/14	565	584
	Ingersoll-Rand Global Holding Co. Ltd.	6.000%	8/15/13	455	458
6	Ingersoll-Rand Global Holding Co. Ltd.	2.875%	1/15/19	440	434
	John Deere Capital Corp.	1.250%	12/2/14	1,075	1,086
	John Deere Capital Corp.	2.950%	3/9/15	550	571
	John Deere Capital Corp.	0.875%	4/17/15	125	125
	John Deere Capital Corp.	0.950%	6/29/15	425	427
	John Deere Capital Corp.	0.700%	9/4/15	150	150
	John Deere Capital Corp.	0.750%	1/22/16	250	248
	John Deere Capital Corp.	2.250%	6/7/16	650	672
	John Deere Capital Corp.	1.850%	9/15/16	900	917
	John Deere Capital Corp.	2.000%	1/13/17	320	324
	John Deere Capital Corp.	1.400%	3/15/17	510	505
	John Deere Capital Corp.	2.800%	9/18/17	160	166
	John Deere Capital Corp.	1.200%	10/10/17	810	788
	John Deere Capital Corp.	1.300%	3/12/18	475	460
	John Deere Capital Corp.	5.350%	4/3/18	365	420
	L-3 Communications Corp.	3.950%	11/15/16	405	427
	Lockheed Martin Corp.	2.125%	9/15/16	375	383
	Lockheed Martin Corp.	4.250%	11/15/19	482	523
	Mohawk Industries Inc.	6.375%	1/15/16	175	193
	Precision Castparts Corp.	0.700%	12/20/15	460	458
	Precision Castparts Corp.	1.250%	1/15/18	1,440	1,402
	Raytheon Co.	6.750%	3/15/18	185	223
	Republic Services Inc.	3.800%	5/15/18	140	148
	Roper Industries Inc.	1.850%	11/15/17	240	237
	Roper Industries Inc.	2.050%	10/1/18	235	230
6	Schneider Electric SA	2.950%	9/27/22	150	144
	United Technologies Corp.	4.875%	5/1/15	100	108
	United Technologies Corp.	1.800%	6/1/17	1,800	1,807
	United Technologies Corp.	5.375%	12/15/17	621	715
	United Technologies Corp.	4.500%	4/15/20	70	78
	Waste Management Inc.	6.375%	3/11/15	420	458
	Waste Management Inc.	2.600%	9/1/16	230	238

	Communication (5.0%)
	America Movil SAB de CV	5.500%	3/1/14	420	432
	America Movil SAB de CV	5.750%	1/15/15	635	676
	America Movil SAB de CV	3.625%	3/30/15	1,050	1,091
	America Movil SAB de CV	2.375%	9/8/16	1,890	1,915
	America Movil SAB de CV	5.625%	11/15/17	270	307
	American Tower Corp.	4.625%	4/1/15	375	396
	American Tower Corp.	4.500%	1/15/18	125	133
	AT&T Inc.	5.100%	9/15/14	1,275	1,339
	AT&T Inc.	0.875%	2/13/15	750	750
	AT&T Inc.	2.500%	8/15/15	1,425	1,462
	AT&T Inc.	0.900%	2/12/16	300	298
	AT&T Inc.	2.950%	5/15/16	550	575
	AT&T Inc.	5.625%	6/15/16	670	751
	AT&T Inc.	2.400%	8/15/16	1,635	1,682
	AT&T Inc.	1.600%	2/15/17	820	812

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	AT&T Inc.	1.700%	6/1/17	1,940	1,918
	AT&T Inc.	1.400%	12/1/17	600	585
	AT&T Inc.	5.500%	2/1/18	1,779	2,032
	AT&T Inc.	5.600%	5/15/18	200	231
	BellSouth Corp.	5.200%	9/15/14	875	919
6	British Sky Broadcasting Group plc	6.100%	2/15/18	130	150
6	British Sky Broadcasting Group plc	9.500%	11/15/18	320	422
6	BSKYB Finance UK plc	5.625%	10/15/15	125	137
	CBS Corp.	1.950%	7/1/17	420	417
	Cellco Partnership / Verizon Wireless
	Capital LLC	5.550%	2/1/14	550	565
	Comcast Cable Communications LLC	8.875%	5/1/17	600	748
	Comcast Corp.	6.500%	1/15/15	515	560
	Comcast Corp.	5.850%	11/15/15	425	473
	Comcast Corp.	5.900%	3/15/16	1,335	1,502
	Comcast Corp.	6.500%	1/15/17	875	1,018
	Comcast Corp.	6.300%	11/15/17	760	898
	Comcast Corp.	5.875%	2/15/18	600	700
	Comcast Corp.	5.700%	5/15/18	825	959
	COX Communications Inc.	5.450%	12/15/14	126	135
	Deutsche Telekom International
	Finance BV	5.875%	8/20/13	410	413
	Deutsche Telekom International
	Finance BV	4.875%	7/8/14	100	104
6	Deutsche Telekom International
	Finance BV	3.125%	4/11/16	910	949
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	4.750%	10/1/14	220	230
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	3.550%	3/15/15	1,220	1,268
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	3.125%	2/15/16	200	208
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	3.500%	3/1/16	515	541
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	2.400%	3/15/17	895	899
	Discovery Communications LLC	3.700%	6/1/15	715	751
	Embarq Corp.	7.082%	6/1/16	250	278
	Interpublic Group of Cos. Inc.	6.250%	11/15/14	350	371
	NBCUniversal Media LLC	3.650%	4/30/15	645	678
	NBCUniversal Media LLC	2.875%	4/1/16	1,780	1,861
	Omnicom Group Inc.	5.900%	4/15/16	575	642
	Orange SA	2.125%	9/16/15	300	304
	Orange SA	2.750%	9/14/16	190	194
	Qwest Corp.	7.500%	10/1/14	225	241
	Qwest Corp.	6.500%	6/1/17	160	181
	Reed Elsevier Capital Inc.	7.750%	1/15/14	200	207
	Rogers Communications Inc.	7.500%	3/15/15	250	277
	TCI Communications Inc.	8.750%	8/1/15	240	278
	Telefonica Emisiones SAU	4.949%	1/15/15	505	526
	Telefonica Emisiones SAU	3.729%	4/27/15	140	144
	Telefonica Emisiones SAU	3.992%	2/16/16	625	644
	Telefonica Emisiones SAU	6.421%	6/20/16	330	362
	Telefonica Emisiones SAU	3.192%	4/27/18	460	447
	Telefonos de Mexico SAB de CV	5.500%	1/27/15	225	239
	Thomson Reuters Corp.	5.700%	10/1/14	575	609
	Time Warner Cable Inc.	3.500%	2/1/15	125	130
	Time Warner Cable Inc.	5.850%	5/1/17	390	431
	Verizon Communications Inc.	1.250%	11/3/14	190	191
	Verizon Communications Inc.	4.900%	9/15/15	200	217
	Verizon Communications Inc.	0.700%	11/2/15	755	751
	Verizon Communications Inc.	5.550%	2/15/16	660	731
	Verizon Communications Inc.	3.000%	4/1/16	140	146
	Verizon Communications Inc.	2.000%	11/1/16	1,000	1,021
	Verizon Communications Inc.	5.500%	4/1/17	325	366
	Verizon Communications Inc.	5.500%	2/15/18	125	142
	Verizon Communications Inc.	6.100%	4/15/18	425	497
	Vodafone Group plc	4.150%	6/10/14	1,355	1,397
	Vodafone Group plc	5.375%	1/30/15	200	214
	Vodafone Group plc	0.900%	2/19/16	325	320
	Vodafone Group plc	5.750%	3/15/16	325	361

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Vodafone Group plc	2.875%	3/16/16	1,185	1,226
	Vodafone Group plc	5.625%	2/27/17	1,050	1,166
	Vodafone Group plc	1.625%	3/20/17	1,110	1,082
	Vodafone Group plc	1.250%	9/26/17	975	937
	Vodafone Group plc	1.500%	2/19/18	885	847
	WPP Finance UK	8.000%	9/15/14	245	265
	Consumer Cyclical (3.7%)
	Amazon.com Inc.	1.200%	11/29/17	195	188
6	American Honda Finance Corp.	2.125%	2/28/17	370	374
6	American Honda Finance Corp.	1.500%	9/11/17	267	262
	AutoZone Inc.	5.750%	1/15/15	280	300
	AutoZone Inc.	5.500%	11/15/15	155	170
	AutoZone Inc.	7.125%	8/1/18	795	949
	Brinker International Inc.	2.600%	5/15/18	160	156
	CVS Caremark Corp.	5.750%	6/1/17	587	673
6	Daimler Finance North America LLC	2.300%	1/9/15	520	530
6	Daimler Finance North America LLC	2.400%	4/10/17	260	262
	Dollar General Corp.	4.125%	7/15/17	240	254
	Dollar General Corp.	1.875%	4/15/18	150	145
6	Experian Finance plc	2.375%	6/15/17	540	537
	Ford Motor Credit Co. LLC	3.875%	1/15/15	1,017	1,042
	Ford Motor Credit Co. LLC	7.000%	4/15/15	1,286	1,395
	Ford Motor Credit Co. LLC	2.750%	5/15/15	844	856
	Ford Motor Credit Co. LLC	5.625%	9/15/15	402	432
	Ford Motor Credit Co. LLC	2.500%	1/15/16	420	423
	Ford Motor Credit Co. LLC	4.207%	4/15/16	909	952
	Ford Motor Credit Co. LLC	3.984%	6/15/16	750	783
	Ford Motor Credit Co. LLC	8.000%	12/15/16	535	626
	Ford Motor Credit Co. LLC	4.250%	2/3/17	345	360
	Ford Motor Credit Co. LLC	3.000%	6/12/17	625	626
	Ford Motor Credit Co. LLC	6.625%	8/15/17	829	935
	Ford Motor Credit Co. LLC	5.000%	5/15/18	960	1,025
6	Harley-Davidson Financial Services Inc.	1.150%	9/15/15	400	398
6	Harley-Davidson Financial Services Inc.	3.875%	3/15/16	307	327
6	Harley-Davidson Financial Services Inc.	2.700%	3/15/17	415	422
6	Harley-Davidson Funding Corp.	5.750%	12/15/14	610	650
	Home Depot Inc.	5.400%	3/1/16	895	996
6	Hyundai Capital America	3.750%	4/6/16	280	289
6	Hyundai Capital America	4.000%	6/8/17	280	287
6	Hyundai Capital Services Inc.	4.375%	7/27/16	480	507
6	Kia Motors Corp.	3.625%	6/14/16	271	281
	Lowe’s Cos. Inc.	1.625%	4/15/17	1,016	1,018
	Lowe’s Cos. Inc.	6.100%	9/15/17	300	350
	Macy’s Retail Holdings Inc.	7.875%	7/15/15	393	444
	Macy’s Retail Holdings Inc.	5.900%	12/1/16	359	409
	Macy’s Retail Holdings Inc.	7.450%	7/15/17	774	926
	Marriott International Inc.	6.375%	6/15/17	180	203
	Marriott International Inc.	3.000%	3/1/19	240	242
6	Nissan Motor Acceptance Corp.	4.500%	1/30/15	619	653
6	Nissan Motor Acceptance Corp.	1.950%	9/12/17	340	335
6	Nissan Motor Acceptance Corp.	1.800%	3/15/18	160	156
	Nordstrom Inc.	6.750%	6/1/14	202	213
	Nordstrom Inc.	6.250%	1/15/18	370	432
	PACCAR Financial Corp.	1.550%	9/29/14	1,100	1,114
	PACCAR Financial Corp.	0.750%	8/14/15	320	320
	Staples Inc.	2.750%	1/12/18	200	200
	TJX Cos. Inc.	4.200%	8/15/15	140	150
	TJX Cos. Inc.	6.950%	4/15/19	95	116
	Toll Brothers Finance Corp.	5.150%	5/15/15	370	389
	Toyota Motor Credit Corp.	2.000%	9/15/16	171	174
	Toyota Motor Credit Corp.	2.050%	1/12/17	740	748
	Toyota Motor Credit Corp.	1.750%	5/22/17	890	884
	Toyota Motor Credit Corp.	1.250%	10/5/17	525	509
6	Volkswagen International Finance NV	1.625%	8/12/13	475	475
6	Volkswagen International Finance NV	1.875%	4/1/14	1,140	1,149
6	Volkswagen International Finance NV	2.375%	3/22/17	380	385
6	Volkswagen International Finance NV	1.600%	11/20/17	340	334
	Wal-Mart Stores Inc.	1.625%	4/15/14	440	445
	Wal-Mart Stores Inc.	2.875%	4/1/15	1,380	1,435
	Wal-Mart Stores Inc.	1.500%	10/25/15	450	458
	Wal-Mart Stores Inc.	0.600%	4/11/16	520	518

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Wal-Mart Stores Inc.	2.800%	4/15/16	480	505
	Wal-Mart Stores Inc.	5.375%	4/5/17	489	558
	Wal-Mart Stores Inc.	1.125%	4/11/18	1,425	1,381
	Wal-Mart Stores Inc.	3.625%	7/8/20	400	423
	Walgreen Co.	1.000%	3/13/15	1,224	1,226
	Walgreen Co.	1.800%	9/15/17	477	470
6	Wesfarmers Ltd.	1.874%	3/20/18	340	334
	Wyndham Worldwide Corp.	2.950%	3/1/17	200	202
	Wyndham Worldwide Corp.	2.500%	3/1/18	165	162

	Consumer Noncyclical (7.6%)
6	AbbVie Inc.	1.200%	11/6/15	1,225	1,233
6	AbbVie Inc.	1.750%	11/6/17	1,975	1,936
6	AbbVie Inc.	2.000%	11/6/18	400	389
	Actavis Inc.	1.875%	10/1/17	1,302	1,267
	Allergan Inc.	5.750%	4/1/16	372	418
	Allergan Inc.	1.350%	3/15/18	200	195
	Altria Group Inc.	8.500%	11/10/13	937	963
	Altria Group Inc.	4.125%	9/11/15	908	968
	AmerisourceBergen Corp.	5.875%	9/15/15	222	245
	Amgen Inc.	1.875%	11/15/14	1,180	1,198
	Amgen Inc.	2.300%	6/15/16	1,150	1,184
	Amgen Inc.	2.125%	5/15/17	596	599
	Anheuser-Busch Cos. LLC	5.000%	1/15/15	181	193
	Anheuser-Busch Cos. LLC	5.050%	10/15/16	125	140
	Anheuser-Busch Cos. LLC	5.500%	1/15/18	150	171
	Anheuser-Busch InBev Finance Inc.	0.800%	1/15/16	900	896
	Anheuser-Busch InBev Finance Inc.	1.250%	1/17/18	660	641
	Anheuser-Busch InBev Worldwide Inc.	1.500%	7/14/14	1,000	1,010
	Anheuser-Busch InBev Worldwide Inc.	5.375%	11/15/14	495	525
	Anheuser-Busch InBev Worldwide Inc.	4.125%	1/15/15	595	625
	Anheuser-Busch InBev Worldwide Inc.	3.625%	4/15/15	526	552
	Anheuser-Busch InBev Worldwide Inc.	0.800%	7/15/15	740	739
	Anheuser-Busch InBev Worldwide Inc.	2.875%	2/15/16	1,365	1,429
	Anheuser-Busch InBev Worldwide Inc.	1.375%	7/15/17	1,330	1,309
	AstraZeneca plc	5.400%	6/1/14	500	523
	AstraZeneca plc	5.900%	9/15/17	575	669
	AstraZeneca plc	1.950%	9/18/19	210	205
	Baxter International Inc.	0.950%	6/1/16	140	140
	Baxter International Inc.	5.375%	6/1/18	255	293
	Baxter International Inc.	1.850%	6/15/18	330	326
	Boston Scientific Corp.	5.450%	6/15/14	130	135
	Boston Scientific Corp.	4.500%	1/15/15	950	998
	Boston Scientific Corp.	6.250%	11/15/15	270	299
	Boston Scientific Corp.	6.400%	6/15/16	495	557
	Bottling Group LLC	5.500%	4/1/16	826	923
	Brown-Forman Corp.	1.000%	1/15/18	130	125
	Cardinal Health Inc.	1.900%	6/15/17	170	167
	Cardinal Health Inc.	1.700%	3/15/18	160	156
	CareFusion Corp.	5.125%	8/1/14	360	376
	Celgene Corp.	2.450%	10/15/15	910	938
	Celgene Corp.	1.900%	8/15/17	165	164
	Church & Dwight Co. Inc.	3.350%	12/15/15	240	250
	Coca-Cola Co.	1.500%	11/15/15	465	474
	Coca-Cola Co.	1.800%	9/1/16	940	960
	Coca-Cola Co.	1.150%	4/1/18	325	315
	ConAgra Foods Inc.	1.300%	1/25/16	240	240
	ConAgra Foods Inc.	1.900%	1/25/18	1,470	1,450
	Constellation Brands Inc.	3.750%	5/1/21	120	112
	Constellation Brands Inc.	4.250%	5/1/23	120	113
	Covidien International Finance SA	2.800%	6/15/15	345	357
	Covidien International Finance SA	6.000%	10/15/17	893	1,034
	CR Bard Inc.	2.875%	1/15/16	520	540
	Delhaize Group SA	6.500%	6/15/17	330	370
	Diageo Capital plc	7.375%	1/15/14	80	83
	Diageo Capital plc	0.625%	4/29/16	275	272
	Diageo Capital plc	1.500%	5/11/17	830	821
	Diageo Capital plc	1.125%	4/29/18	285	274
	Express Scripts Holding Co.	2.750%	11/21/14	570	584
	Express Scripts Holding Co.	2.100%	2/12/15	780	793
	Express Scripts Holding Co.	3.125%	5/15/16	650	677

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Express Scripts Holding Co.	3.500%	11/15/16	720	764
	Express Scripts Holding Co.	2.650%	2/15/17	1,037	1,055
	Genentech Inc.	4.750%	7/15/15	420	453
	General Mills Inc.	0.875%	1/29/16	265	263
	General Mills Inc.	5.700%	2/15/17	144	163
	Gilead Sciences Inc.	2.400%	12/1/14	520	531
	Gilead Sciences Inc.	3.050%	12/1/16	430	455
	GlaxoSmithKline Capital Inc.	5.650%	5/15/18	400	464
	GlaxoSmithKline Capital plc	1.500%	5/8/17	1,065	1,058
6	Hawk Acquisition Sub Inc.	4.250%	10/15/20	120	115
	Hospira Inc.	5.900%	6/15/14	150	154
	Kellogg Co.	1.750%	5/17/17	260	259
	Koninklijke Philips NV	5.750%	3/11/18	1,143	1,325
	Kraft Foods Group Inc.	1.625%	6/4/15	375	379
	Kraft Foods Group Inc.	2.250%	6/5/17	660	667
	Kraft Foods Group Inc.	6.125%	8/23/18	275	322
	Kroger Co.	2.200%	1/15/17	185	185
	Laboratory Corp. of America Holdings	2.200%	8/23/17	250	248
	Life Technologies Corp.	4.400%	3/1/15	400	419
	Lorillard Tobacco Co.	3.500%	8/4/16	905	947
	Lorillard Tobacco Co.	2.300%	8/21/17	480	474
	McKesson Corp.	6.500%	2/15/14	320	332
	McKesson Corp.	0.950%	12/4/15	600	599
	McKesson Corp.	3.250%	3/1/16	413	436
	McKesson Corp.	5.700%	3/1/17	50	57
	McKesson Corp.	1.400%	3/15/18	480	463
	Mead Johnson Nutrition Co.	3.500%	11/1/14	400	411
	Medco Health Solutions Inc.	2.750%	9/15/15	230	237
	Merck & Co. Inc.	2.250%	1/15/16	149	154
	Merck & Co. Inc.	0.700%	5/18/16	180	179
	Merck & Co. Inc.	1.300%	5/18/18	560	544
	Merck Sharp & Dohme Corp.	4.750%	3/1/15	150	160
	Merck Sharp & Dohme Corp.	4.000%	6/30/15	869	925
	Mondelez International Inc.	6.750%	2/19/14	655	680
	Mondelez International Inc.	4.125%	2/9/16	420	449
	Mondelez International Inc.	6.500%	8/11/17	640	747
	Mondelez International Inc.	6.125%	2/1/18	371	429
	Mondelez International Inc.	6.125%	8/23/18	745	872
6	MYLAN INC.	1.800%	6/24/16	480	478
6	MYLAN INC.	2.600%	6/24/18	320	315
	Nabisco Inc.	7.550%	6/15/15	360	404
	Newell Rubbermaid Inc.	2.050%	12/1/17	120	118
	Novartis Capital Corp.	4.125%	2/10/14	500	511
	Novartis Capital Corp.	2.900%	4/24/15	455	474
	PepsiCo Inc.	3.750%	3/1/14	608	621
	PepsiCo Inc.	0.800%	8/25/14	445	447
	PepsiCo Inc.	3.100%	1/15/15	350	363
	PepsiCo Inc.	0.750%	3/5/15	505	505
	PepsiCo Inc.	0.700%	2/26/16	620	615
	PepsiCo Inc.	2.500%	5/10/16	535	556
	PepsiCo Inc.	1.250%	8/13/17	1,370	1,343
6	Pernod-Ricard SA	2.950%	1/15/17	665	680
6	Pernod-Ricard SA	4.450%	1/15/22	75	77
	Pfizer Inc.	5.350%	3/15/15	735	792
	Pharmacia Corp.	6.500%	12/1/18	200	242
	Philip Morris International Inc.	6.875%	3/17/14	315	329
	Philip Morris International Inc.	2.500%	5/16/16	640	663
	Philip Morris International Inc.	5.650%	5/16/18	510	589
	Procter & Gamble Co.	3.500%	2/15/15	40	42
	Procter & Gamble Co.	4.850%	12/15/15	75	82
	Procter & Gamble Co.	4.700%	2/15/19	120	135
	Reynolds American Inc.	1.050%	10/30/15	160	160
	Reynolds American Inc.	7.625%	6/1/16	405	472
	Reynolds American Inc.	6.750%	6/15/17	71	82
6	Roche Holdings Inc.	6.000%	3/1/19	500	599
	Safeway Inc.	6.250%	3/15/14	250	259
	Safeway Inc.	3.400%	12/1/16	390	406
	Sanofi	1.200%	9/30/14	1,010	1,020
	Sanofi	2.625%	3/29/16	1,330	1,388
	Sanofi	1.250%	4/10/18	1,415	1,369
	St. Jude Medical Inc.	2.500%	1/15/16	375	386

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Stryker Corp.	3.000%	1/15/15	170	176
	Stryker Corp.	2.000%	9/30/16	750	768
6	Takeda Pharmaceutical Co. Ltd.	1.031%	3/17/15	970	975
6	Takeda Pharmaceutical Co. Ltd.	1.625%	3/17/17	660	657
6	Tesco plc	2.000%	12/5/14	631	640
	Teva Pharmaceutical Finance Co. BV	2.400%	11/10/16	570	587
	Teva Pharmaceutical Finance II BV /
	Teva Pharmaceutical Finance III LLC	3.000%	6/15/15	952	990
	Teva Pharmaceutical Finance IV LLC	2.250%	3/18/20	380	362
	Thermo Fisher Scientific Inc.	3.200%	3/1/16	510	530
	Thermo Fisher Scientific Inc.	2.250%	8/15/16	355	361
	Tyson Foods Inc.	6.600%	4/1/16	978	1,093
	Wyeth LLC	5.500%	2/1/14	875	901
	Wyeth LLC	5.500%	2/15/16	255	285
	Wyeth LLC	5.450%	4/1/17	80	91
6	Zoetis Inc.	1.150%	2/1/16	350	350
6	Zoetis Inc.	1.875%	2/1/18	550	542

	Energy (3.6%)
	Anadarko Petroleum Corp.	5.950%	9/15/16	1,200	1,348
	Anadarko Petroleum Corp.	6.375%	9/15/17	850	979
	Apache Corp.	5.625%	1/15/17	250	282
	Apache Corp.	1.750%	4/15/17	620	620
	BP Capital Markets plc	3.875%	3/10/15	1,890	1,986
	BP Capital Markets plc	3.125%	10/1/15	1,075	1,126
	BP Capital Markets plc	0.700%	11/6/15	660	657
	BP Capital Markets plc	3.200%	3/11/16	1,990	2,091
	BP Capital Markets plc	2.248%	11/1/16	735	753
	BP Capital Markets plc	1.846%	5/5/17	725	727
	BP Capital Markets plc	1.375%	11/6/17	500	487
	BP Capital Markets plc	1.375%	5/10/18	825	794
	Canadian Natural Resources Ltd.	1.450%	11/14/14	400	403
	Canadian Natural Resources Ltd.	4.900%	12/1/14	225	238
	Canadian Natural Resources Ltd.	5.700%	5/15/17	480	544
	Chevron Corp.	0.889%	6/24/16	240	240
	Chevron Corp.	1.104%	12/5/17	300	293
	Chevron Corp.	1.718%	6/24/18	700	695
	ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	930	1,060
	Ensco plc	3.250%	3/15/16	750	784
	EOG Resources Inc.	6.125%	10/1/13	275	279
	EOG Resources Inc.	2.500%	2/1/16	325	337
	Marathon Oil Corp.	0.900%	11/1/15	1,580	1,574
	Marathon Oil Corp.	5.900%	3/15/18	450	516
	Noble Holding International Ltd.	3.450%	8/1/15	340	353
	Noble Holding International Ltd.	3.050%	3/1/16	370	380
	Occidental Petroleum Corp.	2.500%	2/1/16	400	414
	Occidental Petroleum Corp.	4.125%	6/1/16	215	233
	Occidental Petroleum Corp.	1.750%	2/15/17	2,070	2,068
	Occidental Petroleum Corp.	1.500%	2/15/18	340	332
	Phillips 66	1.950%	3/5/15	765	778
	Phillips 66	2.950%	5/1/17	375	387
	Pioneer Natural Resources Co.	6.650%	3/15/17	120	137
6	Schlumberger Norge AS	1.950%	9/14/16	1,035	1,058
6	Schlumberger Norge AS	1.250%	8/1/17	490	477
	Shell International Finance BV	3.100%	6/28/15	1,355	1,421
	Shell International Finance BV	5.200%	3/22/17	375	423
	Total Capital Canada Ltd.	1.450%	1/15/18	870	848
	Total Capital International SA	0.750%	1/25/16	500	498
	Total Capital International SA	1.500%	2/17/17	965	958
	Total Capital International SA	1.550%	6/28/17	1,075	1,063
	Total Capital SA	3.000%	6/24/15	530	554
	Total Capital SA	3.125%	10/2/15	950	995
	Total Capital SA	2.300%	3/15/16	855	882
	Transocean Inc.	4.950%	11/15/15	1,430	1,536
	Transocean Inc.	5.050%	12/15/16	850	924
	Transocean Inc.	2.500%	10/15/17	620	612
	Transocean Inc.	6.000%	3/15/18	465	520
	Valero Energy Corp.	4.500%	2/1/15	375	395
	Weatherford International Inc.	6.350%	6/15/17	260	290
	Weatherford International Ltd.	5.500%	2/15/16	240	260

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Technology (2.1%)
	Affiliated Computer Services Inc.	5.200%	6/1/15	250	266
	Agilent Technologies Inc.	5.500%	9/14/15	170	185
	Agilent Technologies Inc.	6.500%	11/1/17	500	578
	Altera Corp.	1.750%	5/15/17	185	183
	Amphenol Corp.	4.750%	11/15/14	500	525
	Apple Inc.	1.000%	5/3/18	1,700	1,628
	Applied Materials Inc.	2.650%	6/15/16	200	207
	Baidu Inc.	2.250%	11/28/17	150	145
	Cisco Systems Inc.	5.500%	2/22/16	490	547
	Computer Sciences Corp.	2.500%	9/15/15	370	378
	Corning Inc.	1.450%	11/15/17	375	366
	Dell Inc.	2.100%	4/1/14	175	176
	Dell Inc.	5.625%	4/15/14	150	155
	Dell Inc.	2.300%	9/10/15	560	558
	Dell Inc.	3.100%	4/1/16	75	75
	Dun & Bradstreet Corp.	3.250%	12/1/17	75	76
	EMC Corp.	1.875%	6/1/18	1,840	1,819
	Hewlett-Packard Co.	4.750%	6/2/14	240	248
	Hewlett-Packard Co.	2.625%	12/9/14	250	255
	Hewlett-Packard Co.	2.125%	9/13/15	1,040	1,051
	Hewlett-Packard Co.	2.200%	12/1/15	320	325
	Hewlett-Packard Co.	2.650%	6/1/16	770	786
	Hewlett-Packard Co.	3.000%	9/15/16	1,025	1,053
	Hewlett-Packard Co.	3.300%	12/9/16	100	104
	Hewlett-Packard Co.	5.400%	3/1/17	360	394
	Hewlett-Packard Co.	2.600%	9/15/17	530	527
	Intel Corp.	1.950%	10/1/16	250	256
	Intel Corp.	1.350%	12/15/17	2,920	2,850
	International Business Machines Corp.	0.875%	10/31/14	285	286
	International Business Machines Corp.	2.000%	1/5/16	200	205
	International Business Machines Corp.	1.950%	7/22/16	715	734
	International Business Machines Corp.	1.250%	2/6/17	400	395
	International Business Machines Corp.	5.700%	9/14/17	350	403
	International Business Machines Corp.	1.250%	2/8/18	600	583
	Microsoft Corp.	1.625%	9/25/15	265	271
	Microsoft Corp.	0.875%	11/15/17	380	368
	Oracle Corp.	3.750%	7/8/14	222	230
	Oracle Corp.	5.250%	1/15/16	385	426
	Oracle Corp.	1.200%	10/15/17	975	948
	Oracle Corp.	5.750%	4/15/18	300	349
	Texas Instruments Inc.	2.375%	5/16/16	405	420
	Xerox Corp.	4.250%	2/15/15	335	350
	Xerox Corp.	2.950%	3/15/17	200	203
	Xerox Corp.	6.350%	5/15/18	250	285

	Transportation (1.0%)
	Burlington Northern Santa Fe LLC	4.875%	1/15/15	120	127
	Burlington Northern Santa Fe LLC	5.650%	5/1/17	125	142
	Canadian Pacific Railway Co.	6.500%	5/15/18	320	377
3	Continental Airlines 1997-4 Class A
	Pass Through Trust	6.900%	7/2/19	183	195
3	Continental Airlines 1998-1 Class A
	Pass Through Trust	6.648%	3/15/19	64	67
3	Continental Airlines 2000-1 Class A-1
	Pass Through Trust	8.048%	11/1/20	171	195
3	Continental Airlines 2005-ERJ1
	Pass Through Trust	9.798%	4/1/21	130	146
3	Continental Airlines 2012-2 Class B
	Pass Through Trust	5.500%	4/29/22	75	76
	CSX Corp.	6.250%	4/1/15	357	389
	CSX Corp.	6.250%	3/15/18	627	738
[3,9]	Delta Air Lines 2002-1 Class G-1
	Pass Through Trust	6.718%	7/2/24	133	145
3	Delta Air Lines 2010-1 Class A
	Pass Through Trust	6.200%	1/2/20	468	503
3	Delta Air Lines 2012-1 Class A
	Pass Through Trust	4.750%	11/7/21	92	96
6	ERAC USA Finance LLC	2.250%	1/10/14	1,320	1,330
6	ERAC USA Finance LLC	5.600%	5/1/15	236	255
6	ERAC USA Finance LLC	1.400%	4/15/16	225	224

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
6	ERAC USA Finance LLC	6.375%	10/15/17	105	122
3	Hawaiian Airlines 2013-1 Class A
	Pass Through Certificates	3.900%	1/15/26	160	152
	JB Hunt Transport Services Inc.	3.375%	9/15/15	290	303
[3,5,9] JetBlue Airways 2004-1 G-1
	Pass Through Trust	0.648%	6/15/15	63	63
[3,5,9] JetBlue Airways 2004-1 G-2
	Pass Through Trust	0.693%	9/15/15	475	464
[3,5,9] JetBlue Airways 2004-2 G-2
	Pass Through Trust	0.725%	5/15/18	220	198
6	Kansas City Southern de Mexico
	SA de CV	2.350%	5/15/20	120	115
	Norfolk Southern Corp.	5.257%	9/17/14	328	345
	Norfolk Southern Corp.	5.750%	1/15/16	112	124
6	Penske Truck Leasing Co. Lp /
	PTL Finance Corp.	2.500%	7/11/14	400	406
	Ryder System Inc.	5.850%	3/1/14	165	171
	Ryder System Inc.	7.200%	9/1/15	180	202
	Ryder System Inc.	3.600%	3/1/16	670	705
	Ryder System Inc.	5.850%	11/1/16	120	135
	Ryder System Inc.	2.500%	3/1/17	325	327
3	Southwest Airlines Co. 2007-1
	Pass Through Trust	6.150%	2/1/24	59	69
	United Continental Holdings Inc.	6.375%	6/1/18	60	59
	United Parcel Service Inc.	1.125%	10/1/17	325	318
	United Parcel Service Inc.	5.500%	1/15/18	351	404
	United Parcel Service Inc.	5.125%	4/1/19	760	875
					299,799
Utilities (4.1%)
	Electric (3.2%)
	Ameren Illinois Co.	6.125%	11/15/17	165	192
	American Electric Power Co. Inc.	1.650%	12/15/17	730	710
	Appalachian Power Co.	5.000%	6/1/17	141	156
	Arizona Public Service Co.	5.800%	6/30/14	200	210
	Arizona Public Service Co.	4.650%	5/15/15	150	160
	Arizona Public Service Co.	6.250%	8/1/16	100	115
	Baltimore Gas & Electric Co.	5.900%	10/1/16	170	193
	CenterPoint Energy Inc.	5.950%	2/1/17	120	136
	CenterPoint Energy Inc.	6.500%	5/1/18	100	118
	CMS Energy Corp.	4.250%	9/30/15	530	562
	CMS Energy Corp.	6.550%	7/17/17	40	46
	CMS Energy Corp.	5.050%	2/15/18	445	492
	Commonwealth Edison Co.	5.950%	8/15/16	390	444
	Commonwealth Edison Co.	1.950%	9/1/16	795	813
	Commonwealth Edison Co.	6.150%	9/15/17	620	724
	Commonwealth Edison Co.	5.800%	3/15/18	740	860
	Consumers Energy Co.	5.500%	8/15/16	110	124
	Consumers Energy Co.	5.150%	2/15/17	360	402
	Consumers Energy Co.	5.650%	9/15/18	230	271
	DTE Electric Co.	5.600%	6/15/18	80	93
	Duke Energy Carolinas LLC	5.300%	10/1/15	250	275
	Duke Energy Carolinas LLC	1.750%	12/15/16	175	177
	Duke Energy Carolinas LLC	5.100%	4/15/18	625	708
	Duke Energy Carolinas LLC	7.000%	11/15/18	500	619
	Duke Energy Corp.	3.350%	4/1/15	125	130
	Duke Energy Corp.	2.100%	6/15/18	460	457
	Duke Energy Florida Inc.	0.650%	11/15/15	180	179
	Duke Energy Florida Inc.	5.100%	12/1/15	1,290	1,416
	Duke Energy Florida Inc.	5.800%	9/15/17	125	144
	Duke Energy Florida Inc.	5.650%	6/15/18	310	359
	Duke Energy Progress Inc.	5.150%	4/1/15	100	108
	Duke Energy Progress Inc.	5.250%	12/15/15	370	410
	Entergy Corp.	3.625%	9/15/15	460	477
	Entergy Corp.	4.700%	1/15/17	225	238
	Entergy Louisiana LLC	1.875%	12/15/14	275	279
	Exelon Corp.	4.900%	6/15/15	240	257
	Exelon Generation Co. LLC	6.200%	10/1/17	390	446
[3,6]	FPL Energy Marcus Hook LP	7.590%	7/10/18	412	416
	Georgia Power Co.	0.625%	11/15/15	840	833
	Georgia Power Co.	3.000%	4/15/16	160	167

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Georgia Power Co.	5.700%	6/1/17	135	156
6	Iberdrola Finance Ireland Ltd.	3.800%	9/11/14	1,320	1,354
	LG&E & KU Energy LLC	2.125%	11/15/15	275	281
	Louisville Gas & Electric Co.	1.625%	11/15/15	140	143
	MidAmerican Energy Co.	4.650%	10/1/14	120	126
	MidAmerican Energy Co.	5.950%	7/15/17	340	393
	MidAmerican Energy Co.	5.300%	3/15/18	588	671
	MidAmerican Energy Holdings Co.	5.750%	4/1/18	740	858
	National Rural Utilities Cooperative
	Finance Corp.	4.750%	3/1/14	315	324
	National Rural Utilities Cooperative
	Finance Corp.	1.000%	2/2/15	205	206
	National Rural Utilities Cooperative
	Finance Corp.	1.900%	11/1/15	310	318
	National Rural Utilities Cooperative
	Finance Corp.	3.050%	3/1/16	200	210
	National Rural Utilities Cooperative
	Finance Corp.	5.450%	4/10/17	100	113
	National Rural Utilities Cooperative
	Finance Corp.	5.450%	2/1/18	750	865
	National Rural Utilities Cooperative
	Finance Corp.	2.350%	6/15/20	200	194
	Nevada Power Co.	5.875%	1/15/15	1,020	1,095
	Nevada Power Co.	6.500%	5/15/18	395	471
	NextEra Energy Capital Holdings Inc.	1.200%	6/1/15	1,026	1,031
	NextEra Energy Capital Holdings Inc.	2.600%	9/1/15	465	479
	NextEra Energy Capital Holdings Inc.	7.875%	12/15/15	350	405
3	NextEra Energy Capital Holdings Inc.	6.350%	10/1/66	130	135
6	Niagara Mohawk Power Corp.	3.553%	10/1/14	120	124
	Northeast Utilities	1.450%	5/1/18	350	338
	Northern States Power Co.	5.250%	3/1/18	71	81
	Ohio Power Co.	6.000%	6/1/16	150	169
	Pacific Gas & Electric Co.	5.625%	11/30/17	610	705
	PacifiCorp	5.650%	7/15/18	190	222
	Pennsylvania Electric Co.	6.050%	9/1/17	140	158
	PG&E Corp.	5.750%	4/1/14	1,365	1,414
	PPL Energy Supply LLC	5.400%	8/15/14	200	210
	Public Service Co. of Colorado	5.500%	4/1/14	175	182
	Public Service Co. of Colorado	5.800%	8/1/18	240	283
	Public Service Electric & Gas Co.	5.000%	8/15/14	250	262
	Public Service Electric & Gas Co.	2.700%	5/1/15	320	331
	Sierra Pacific Power Co.	6.000%	5/15/16	397	450
	South Carolina Electric & Gas Co.	6.500%	11/1/18	200	243
	Southern California Edison Co.	5.000%	1/15/14	100	102
	Southern California Edison Co.	5.750%	3/15/14	300	310
	Southwestern Electric Power Co.	5.550%	1/15/17	50	55
	Southwestern Electric Power Co.	5.875%	3/1/18	245	277
	Tampa Electric Co.	6.100%	5/15/18	205	244
	TECO Finance Inc.	4.000%	3/15/16	270	287
	TECO Finance Inc.	6.572%	11/1/17	144	166
6	Trans-Allegheny Interstate Line Co.	4.000%	1/15/15	1,350	1,401
	Union Electric Co.	6.400%	6/15/17	310	363
3	Wisconsin Energy Corp.	6.250%	5/15/67	125	131
	Xcel Energy Inc.	0.750%	5/9/16	230	228

	Natural Gas (0.9%)
	Atmos Energy Corp.	4.950%	10/15/14	160	168
	Colorado Interstate Gas Co. LLC	6.800%	11/15/15	1,205	1,359
	El Paso Natural Gas Co. LLC	5.950%	4/15/17	250	282
	El Paso Pipeline Partners Operating Co.
	LLC	4.100%	11/15/15	967	1,030
	Enbridge Energy Partners LP	5.350%	12/15/14	60	64
3	Enbridge Energy Partners LP	8.050%	10/1/77	30	34
	Energy Transfer Partners LP	5.950%	2/1/15	247	265
	Energy Transfer Partners LP	6.125%	2/15/17	515	579
	Energy Transfer Partners LP	6.700%	7/1/18	620	729
6	Gulfstream Natural Gas System LLC	6.950%	6/1/16	150	173
	Kinder Morgan Energy Partners LP	5.625%	2/15/15	220	236
	Kinder Morgan Energy Partners LP	3.500%	3/1/16	670	707
	Kinder Morgan Energy Partners LP	6.000%	2/1/17	395	448
	Kinder Morgan Energy Partners LP	5.950%	2/15/18	230	266

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Magellan Midstream Partners LP	6.450%	6/1/14	100	105
	Sempra Energy	6.500%	6/1/16	850	977
	Sempra Energy	2.300%	4/1/17	945	958
	Sempra Energy	6.150%	6/15/18	330	387
	Southern California Gas Co.	5.500%	3/15/14	200	207
6	Southern Natural Gas Co. LLC	5.900%	4/1/17	130	148
3	TransCanada PipeLines Ltd.	6.350%	5/15/67	125	129
					42,731
Total Corporate Bonds (Cost $633,340)					633,628
Sovereign Bonds (U.S. Dollar-Denominated) (7.9%)
6	Abu Dhabi National Energy Co.	4.750%	9/15/14	300	309
6	Banco del Estado de Chile	2.000%	11/9/17	200	191
6	Banco do Brasil SA	4.500%	1/22/15	500	513
	Banco do Brasil SA	3.875%	1/23/17	400	406
6	Banco do Nordeste do Brasil SA	4.375%	5/3/19	100	96
6	Banco Latinoamericano de Comercio
	Exterior SA	3.750%	4/4/17	400	405
6	Bank Nederlandse Gemeenten	1.375%	3/23/15	400	406
6	Bank Nederlandse Gemeenten	2.500%	1/23/23	50	47
6	Caisse d’Amortissement de la
	Dette Sociale	1.750%	2/24/15	150	153
6	Caisse d’Amortissement de la
	Dette Sociale	1.375%	1/29/18	125	122
6	Caixa Economica Federal	2.375%	11/6/17	125	116
6	CNOOC Finance 2012 Ltd.	3.875%	5/2/22	200	193
6	CNPC General Capital Ltd.	2.750%	4/19/17	125	126
3	Colombia Government International
	Bond	2.625%	3/15/23	200	176
	Corp. Andina de Fomento	3.750%	1/15/16	1,830	1,935
	Corp. Andina de Fomento	5.750%	1/12/17	100	114
6	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	150	149
6	Corp. Nacional del Cobre de Chile	4.750%	10/15/14	100	104
6	Corp. Nacional del Cobre de Chile	3.750%	11/4/20	225	217
6	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	400	385
	Development Bank of Japan Inc.	2.750%	3/15/16	100	105
[10]	Development Bank of Japan Inc.	5.125%	2/1/17	200	227
6	Development Bank of Kazakhstan JSC	5.500%	12/20/15	100	104
[6,11] Dexia Credit Local SA		2.750%	4/29/14	700	708
6	Electricite de France SA	5.500%	1/26/14	30	31
6	Emirate of Abu Dhabi	5.500%	4/8/14	430	445
	European Bank for Reconstruction &
	Development	1.625%	9/3/15	50	51
	European Investment Bank	4.250%	7/15/13	250	250
	European Investment Bank	2.875%	1/15/15	500	519
	European Investment Bank	2.750%	3/23/15	250	260
	European Investment Bank	1.625%	9/1/15	275	281
	Export-Import Bank of Korea	8.125%	1/21/14	150	156
6	Export-Import Bank of Korea	5.250%	2/10/14	65	67
	Export-Import Bank of Korea	5.875%	1/14/15	630	670
	Export-Import Bank of Korea	5.125%	3/16/15	400	424
	Export-Import Bank of Korea	4.125%	9/9/15	775	816
	Export-Import Bank of Korea	3.750%	10/20/16	705	741
	Export-Import Bank of Korea	4.000%	1/11/17	400	415
	Export-Import Bank of Korea	4.000%	1/29/21	100	99
6	Federation of Malaysia	2.991%	7/6/16	125	130
	Federative Republic of Brazil	7.875%	3/7/15	875	966
	Federative Republic of Brazil	6.000%	1/17/17	1,630	1,827
	Federative Republic of Brazil	5.875%	1/15/19	200	227
	Federative Republic of Brazil	2.625%	1/5/23	100	87
6	Hrvatska Elektroprivreda	6.000%	11/9/17	75	74
	Hydro-Quebec	2.000%	6/30/16	550	567
6	Industrial Bank of Korea	7.125%	4/23/14	150	157
[10]	Japan Bank for International
	Cooperation	2.875%	2/2/15	400	415
[10]	Japan Bank for International
	Cooperation	1.875%	9/24/15	1,250	1,284
[10]	Japan Bank for International
	Cooperation	2.500%	1/21/16	500	521
[10]	Japan Bank for International
	Cooperation	2.500%	5/18/16	1,000	1,046

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[10]	Japan Bank for International
	Cooperation	2.250%	7/13/16	910	945
[10]	Japan Finance Organization
	for Municipalities	4.625%	4/21/15	100	107
[10]	Japan Finance Organization
	for Municipalities	4.000%	1/13/21	250	276
	Japan Highway Public Corp.	4.625%	10/24/13	100	101
6	KazMunaiGaz Finance Sub BV	11.750%	1/23/15	100	113
[12]	KFW	2.750%	10/21/14	750	772
6	Kingdom of Spain	4.000%	3/6/18	100	100
6	Kommunalbanken AS	2.375%	1/19/16	125	130
6	Kommunalbanken AS	1.125%	5/23/18	700	679
	Korea Development Bank	5.750%	9/10/13	100	101
	Korea Development Bank	8.000%	1/23/14	450	466
	Korea Development Bank	4.375%	8/10/15	290	305
	Korea Development Bank	3.250%	3/9/16	450	463
	Korea Development Bank	4.000%	9/9/16	200	211
	Korea Development Bank	3.875%	5/4/17	675	699
	Korea Development Bank	3.500%	8/22/17	775	793
6	Korea Electric Power Corp.	3.000%	10/5/15	200	205
6	Korea Expressway Corp.	5.125%	5/20/15	100	106
	Korea Finance Corp.	3.250%	9/20/16	200	207
	Korea Finance Corp.	2.250%	8/7/17	275	269
6	Korea Hydro & Nuclear Power Co. Ltd.	6.250%	6/17/14	200	209
6	Korea Hydro & Nuclear Power Co. Ltd.	3.125%	9/16/15	100	103
6	Korea National Oil Corp.	2.875%	11/9/15	100	103
6	Korea National Oil Corp.	4.000%	10/27/16	525	556
6	Korea Resources Corp.	2.125%	5/2/18	125	118
6	Korea Western Power Co. Ltd.	3.125%	5/10/17	200	200
	Nordic Investment Bank	2.500%	7/15/15	1,000	1,038
[13]	Oesterreichische Kontrollbank AG	1.375%	1/21/14	125	126
[13]	Oesterreichische Kontrollbank AG	4.500%	3/9/15	200	213
[13]	Oesterreichische Kontrollbank AG	1.750%	10/5/15	1,600	1,639
[13]	Oesterreichische Kontrollbank AG	2.000%	6/3/16	650	669
	Pemex Project Funding Master Trust	5.750%	3/1/18	625	681
6	Perusahaan Penerbit SBSN Indonesia	4.000%	11/21/18	200	192
	Petrobras Global Finance BV	2.000%	5/20/16	350	342
	Petrobras International Finance Co. -
	Pifco	9.125%	7/2/13	125	125
	Petrobras International Finance Co. -
	Pifco	7.750%	9/15/14	275	296
	Petrobras International Finance Co. -
	Pifco	2.875%	2/6/15	500	506
	Petrobras International Finance Co. -
	Pifco	3.875%	1/27/16	755	774
	Petrobras International Finance Co. -
	Pifco	6.125%	10/6/16	275	301
	Petrobras International Finance Co. -
	Pifco	3.500%	2/6/17	2,450	2,436
	Petrobras International Finance Co. -
	Pifco	5.875%	3/1/18	130	140
	Petroleos Mexicanos	4.875%	3/15/15	275	289
[3,6]	Petroleum Co. of Trinidad &
	Tobago Ltd.	6.000%	5/8/22	56	59
6	Petronas Capital Ltd.	5.250%	8/12/19	200	217
	Province of British Columbia	2.100%	5/18/16	200	207
	Province of British Columbia	1.200%	4/25/17	225	225
	Province of Manitoba	2.625%	7/15/15	185	193
	Province of Manitoba	1.300%	4/3/17	775	778
	Province of New Brunswick	2.750%	6/15/18	25	26
	Province of Nova Scotia	2.375%	7/21/15	1,180	1,221
	Province of Ontario	1.375%	1/27/14	900	905
	Province of Ontario	4.100%	6/16/14	550	569
	Province of Ontario	0.950%	5/26/15	975	981
	Province of Ontario	2.700%	6/16/15	2,405	2,501
	Province of Ontario	1.875%	9/15/15	1,125	1,155
	Province of Ontario	4.750%	1/19/16	250	274
	Province of Ontario	2.300%	5/10/16	2,975	3,090
	Province of Ontario	1.600%	9/21/16	1,850	1,876
	Province of Ontario	1.100%	10/25/17	605	593

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Province of Ontario	1.200%	2/14/18	300	293
	Province of Ontario	3.000%	7/16/18	275	290
	Province of Ontario	1.650%	9/27/19	235	225
	Province of Ontario	2.450%	6/29/22	180	170
6	Qtel International Finance Ltd.	3.375%	10/14/16	375	390
6	Qtel International Finance Ltd.	3.250%	2/21/23	125	113
	Quebec	4.875%	5/5/14	50	52
	Quebec	4.600%	5/26/15	250	269
	Quebec	5.000%	3/1/16	250	277
	Quebec	3.500%	7/29/20	250	263
	Quebec	2.750%	8/25/21	415	407
	Quebec	2.625%	2/13/23	150	141
[3,6]	Ras Laffan Liquefied Natural Gas Co.
	Ltd. II	5.298%	9/30/20	151	161
6	Ras Laffan Liquefied Natural Gas Co.
	Ltd. III	5.500%	9/30/14	275	287
6	Republic of Austria	1.750%	6/17/16	250	256
	Republic of Chile	3.250%	9/14/21	225	225
	Republic of Colombia	8.250%	12/22/14	200	218
	Republic of Colombia	7.375%	1/27/17	1,075	1,251
	Republic of Colombia	4.375%	7/12/21	300	309
6	Republic of Iceland	4.875%	6/16/16	100	104
6	Republic of Indonesia	10.375%	5/4/14	250	266
6	Republic of Indonesia	6.875%	3/9/17	75	84
6	Republic of Indonesia	5.875%	3/13/20	100	108
	Republic of Italy	2.125%	9/16/13	50	50
	Republic of Italy	3.125%	1/26/15	1,425	1,461
	Republic of Italy	4.750%	1/25/16	1,855	1,958
	Republic of Italy	5.250%	9/20/16	1,450	1,558
	Republic of Italy	5.375%	6/12/17	375	408
	Republic of Korea	5.750%	4/16/14	400	413
	Republic of Korea	4.875%	9/22/14	575	599
	Republic of Korea	5.125%	12/7/16	250	279
	Republic of Panama	7.250%	3/15/15	775	847
	Republic of Panama	5.200%	1/30/20	100	109
	Republic of Poland	5.250%	1/15/14	125	128
	Republic of Poland	3.875%	7/16/15	920	963
	Republic of Poland	5.000%	3/23/22	275	296
	Republic of Poland	3.000%	3/17/23	100	91
6	Republic of Romania	4.375%	8/22/23	200	188
	Republic of South Africa	6.500%	6/2/14	100	104
	Republic of South Africa	5.500%	3/9/20	125	133
	Republic of Turkey	7.250%	3/15/15	425	457
	Republic of Turkey	7.000%	9/26/16	2,235	2,503
	Republic of Turkey	7.500%	7/14/17	100	115
	Republic of Turkey	6.750%	4/3/18	200	227
	Republic of Turkey	5.625%	3/30/21	470	508
	Republic of Turkey	3.250%	3/23/23	340	299
	Russian Federation	3.625%	4/29/15	100	103
6	Russian Federation	3.250%	4/4/17	200	206
	State of Israel	5.125%	3/1/14	125	128
	State of Israel	5.500%	11/9/16	125	141
	State of Israel	4.000%	6/30/22	200	207
6	State of Qatar	5.150%	4/9/14	100	103
6	State of Qatar	4.000%	1/20/15	500	519
	Statoil ASA	1.800%	11/23/16	100	103
	Statoil ASA	3.125%	8/17/17	175	185
	Statoil ASA	1.200%	1/17/18	150	146
	Svensk Exportkredit AB	1.750%	10/20/15	1,550	1,586
	Svensk Exportkredit AB	2.125%	7/13/16	600	619
	Svensk Exportkredit AB	1.750%	5/30/17	100	102
6	TDIC Finance Ltd.	6.500%	7/2/14	125	130
6	Temasek Financial I Ltd.	4.300%	10/25/19	250	268
6	Transnet SOC Ltd.	4.500%	2/10/16	100	98
6	Turkiye Halk Bankasi AS	4.875%	7/19/17	200	200
	United Mexican States	5.875%	2/17/14	826	849
	United Mexican States	6.625%	3/3/15	1,435	1,558
	United Mexican States	5.625%	1/15/17	2,843	3,161
Total Sovereign Bonds (Cost $82,820)					83,072

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
Taxable Municipal Bonds (0.7%)
	California Department of Water
	Resources Water System Revenue
	(Central Valley Project)	1.871%	12/1/19	200	191
	California GO	5.250%	4/1/14	150	155
	California GO	5.950%	3/1/18	650	735
	California GO	6.200%	10/1/19	350	413
	Colorado Housing & Finance Authority
	Employment Compensation Special
	Assessment Revenue	1.600%	5/15/16	400	402
	Florida Hurricane Catastrophe Fund
	Finance Corp. Revenue	1.298%	7/1/16	200	198
	Florida Hurricane Catastrophe Fund
	Finance Corp. Revenue	2.107%	7/1/18	150	146
	George Washington University District
	of Columbia GO	3.485%	9/15/22	200	199
	Harris County TX Toll Road Revenue	1.361%	8/15/17	250	242
	Howard Hughes Medical Institute
	Maryland Revenue	3.450%	9/1/14	150	155
	Illinois GO	4.511%	3/1/15	205	215
	Illinois GO	4.961%	3/1/16	700	750
	Illinois GO	5.365%	3/1/17	220	238
	JobsOhio Beverage System Statewide
	Liquor Profits Revenue	2.217%	1/1/19	150	145
	Louisiana Local Government
	Environmental Facilities & Community
	Development Authority Revenue
	2010-EGSL	3.220%	2/1/21	750	778
	Louisiana Local Government
	Environmental Facilities & Community
	Development Authority Revenue
	2010-ELL	3.450%	2/1/22	350	370
5	Mississippi GO (Nissan North America,
	Inc. Project)	0.894%	11/1/17	300	300
5	New Mexico Educational Assistance
	Foundation Revenue 2013-1 VRDO	0.967%	1/2/25	650	650
	University of California Revenue	1.745%	5/15/19	250	241
5	University of California Revenue	0.774%	7/1/41	500	501
Total Taxable Municipal Bonds (Cost $6,985)					7,024
Tax-Exempt Municipal Bonds (0.1%)
[14]	California Housing Finance Agency
	Multifamily Housing Revenue VRDO	0.070%	7/5/13	500	500

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
New York City NY Industrial
Development Agency Special Facility
Revenue (American Airlines Inc.
John F. Kennedy International
Airport Project)	7.500%	8/1/16	75	79
Total Tax-Exempt Municipal Bonds (Cost $574)				579

			Shares
Convertible Preferred Stocks (0.0%)
7 Lehman Brothers Holdings Inc. Pfd.
(Cost $700)	7.250%		700	—
Preferred Stocks (0.0%)
Aspen Insurance Holdings Ltd. Pfd.
(Cost $154)	7.401%		5,950	158
Temporary Cash Investment (1.1%)
Money Market Fund (1.1%)
[15] Vanguard Market Liquidity Fund
(Cost $11,257)	0.127%	11,256,893		11,257
Total Investments (99.6%) (Cost $1,048,087)			1,048,103
Other Assets and Liabilities (0.4%)
Other Assets				30,314
Liabilities				(25,890)
				4,424
Net Assets (100%)
Applicable to 100,101,815 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)			1,052,527
Net Asset Value Per Share				$10.51

At June 30, 2013, net assets consisted of:
				Amount
				($000)
Paid-in Capital			1,041,633
Undistributed Net Investment Income				7,436
Accumulated Net Realized Gains				2,873
Unrealized Appreciation (Depreciation)
Investment Securities				16
Futures Contracts				159
Swap Contracts				410
Net Assets			1,052,527

• See Note A in Notes to Financial Statements.
1 Securities with a value of $600,000 have been segregated as initial margin for open futures contracts.
2 Securities with a value of $1,170,000 have been segregated as collateral for open swap contracts.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Adjustable-rate security.
6 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2013, the aggregate value of these securities was $139,208,000, representing 13.2% of net assets.
7 Non-income-producing security—security in default.
8 Security made only partial principal and interest payments during the period ended June 30, 2013.
9 Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
10 Guaranteed by the Government of Japan.
11 Guaranteed by multiple countries.
12 Guaranteed by the Federal Republic of Germany.
13 Guaranteed by the Republic of Austria.
14 Scheduled principal and interest payments are guaranteed by bank letter of credit.
15 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.
VRDO—Variable Rate Demand Obligation.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Short-Term Investment-Grade Portfolio

Statement of Operations

Six Months Ended
June 30, 2013
($000)
Investment Income
Income
Dividends	6
Interest[1]	10,219
Total Income	10,225
Expenses
The Vanguard Group—Note B
Investment Advisory Services	45
Management and Administrative	882
Marketing and Distribution	103
Custodian Fees	16
Shareholders’ Reports	10
Trustees’ Fees and Expenses	1
Total Expenses	1,057
Net Investment Income	9,168
Realized Net Gain (Loss)
Investment Securities Sold	2,877
Futures Contracts	615
Options on Futures Contracts	(28)
Swap Contracts	169
Realized Net Gain (Loss)	3,633
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(18,892)
Futures Contracts	176
Options on Futures Contracts	2
Swap Contracts	291
Change in Unrealized Appreciation
(Depreciation)	(18,423)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(5,622)

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	9,168	22,101
Realized Net Gain (Loss)	3,633	10,960
Change in Unrealized Appreciation (Depreciation)	(18,423)	11,146
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,622)	44,207
Distributions
Net Investment Income	(22,634)	(25,949)
Realized Capital Gain[2]	(8,669)	—
Total Distributions	(31,303)	(25,949)
Capital Share Transactions
Issued	124,866	183,799
Issued in Lieu of Cash Distributions	31,303	25,949
Redeemed	(125,218)	(160,014)
Net Increase (Decrease) from Capital Share Transactions	30,951	49,734
Total Increase (Decrease)	(5,974)	67,992
Net Assets
Beginning of Period	1,058,501	990,509
End of Period[3]	1,052,527	1,058,501

1 Interest income from an affiliated company of the portfolio was $15,000.
2 Includes fiscal 2013 short-term gain distributions totaling $2,890,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed net investment income of $7,436,000 and $20,837,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Short-Term Investment-Grade Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.89	$10.71	$10.97	$10.74	$9.95	$10.77
Investment Operations
Net Investment Income	.095	.233	.258	.335	.404[1]	.480
Net Realized and Unrealized Gain (Loss)
on Investments	(.150)	.232	(.043)	.215	.913	(.830)
Total from Investment Operations	(.055)	.465	.215	.550	1.317	(.350)
Distributions
Dividends from Net Investment Income	(.235)	(.285)	(.370)	(.320)	(.470)	(.470)
Distributions from Realized Capital Gains	(.090)	—	(.105)	—	(.057)	—
Total Distributions	(.325)	(.285)	(.475)	(.320)	(.527)	(.470)
Net Asset Value, End of Period	$10.51	$10.89	$10.71	$10.97	$10.74	$9.95

Total Return	-0.53%	4.42%	2.02%	5.22%	13.86%	–3.45%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,053	$1,059	$991	$895	$849	$454
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%	0.15%
Ratio of Net Investment Income to
Average Net Assets	1.74%	2.18%	2.51%	3.07%	3.92%	4.62%
Portfolio Turnover Rate	113%	79%	50%	59%	59%	50%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Short-Term Investment-Grade Portfolio

Notes to Financial Statements

Vanguard Short-Term Investment-Grade Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The portfolio uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the portfolio loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the portfolio loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures and options on an exchange; monitors the financial strength of its clearing brokers and clearinghouse; and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended June 30, 2013, the portfolio’s average investments in long and short futures contracts represented 2% and 4% of net assets, respectively, based on quarterly average aggregate settlement values.

Options on futures contracts are also valued based upon their quoted daily settlement prices. The premium paid for a purchased option is recorded as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the six months ended June 30, 2013, the portfolio’s average value of options written and options purchased each represented less than 1% of net assets, based on quarterly average market values. The portfolio had no open options on futures contracts at June 30, 2013.

Vanguard Short-Term Investment-Grade Portfolio

3. Swap Contracts: The portfolio may invest in credit default swaps to adjust the overall credit risk of the portfolio or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The portfolio may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The portfolio may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The portfolio may enter into interest rate swap transactions to adjust the portfolio’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the portfolio under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the portfolio) will be significantly less than the amount paid by the portfolio and, in a physically settled swap, the portfolio may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the portfolio. The portfolio’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The portfolio mitigates its counterparty risk by entering into swaps only with a diverse group of pre-qualified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The portfolio may also enter into centrally cleared interest rate and credit default swaps, when regulations require the swaps to be centrally cleared or when centrally cleared swaps are attractively priced, to achieve the same objectives specified with respect to the equivalent over-the-counter swaps. The same primary market risks associated with equivalent over-the-counter swaps apply with respect to centrally cleared swaps, but counterparty risk is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. To further mitigate counterparty risk, the portfolio trades with a diverse group of pre-qualified executing brokers; monitors the financial strength of its clearing brokers, executing brokers and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract.

Vanguard Short-Term Investment-Grade Portfolio

During the six months ended June 30, 2013, the portfolio’s average amounts of credit protection sold and credit protection purchased each represented less than 1% of net assets, based on quarterly average notional amounts. The average total amount of interest rate swaps represented 5% of net assets, based on quarterly average notional amounts.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2009–2012), and for the period ended June 30, 2013, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Other: Dividend income is recorded in the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2013, the portfolio had contributed capital of $132,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.05% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	101,662	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	210,723	—
Corporate Bonds	—	633,627	1
Sovereign Bonds	—	83,072	—
Taxable Municipal Bonds	—	7,024	—
Tax-Exempt Municipal Bonds	—	579	—
Convertible Preferred Stocks	—	—	—
Preferred Stocks	158	—	—
Temporary Cash Investments	11,257	—	—
Futures Contracts—Assets[1]	21	—	—
Futures Contracts—Liabilities[1]	(60)	—	—
Swap Contracts—Assets	—	593	—
Swap Contracts—Liabilities	—	(183)	—
Total	11,376	1,037,097	1
1 Represents variation margin on the last day of the reporting period.

Vanguard Short-Term Investment-Grade Portfolio

D. At June 30, 2013, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	487	127	614
Liabilities	(112)	(131)	(243)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended June 30, 2013, were:

	Interest Rate	Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	615	—	615
Options on Futures Contracts	(28)	—	(28)
Swap Contracts	23	146	169
Realized Net Gain (Loss) on Derivatives	610	146	756

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	176	—	176
Options on Futures Contracts	2	—	2
Swap Contracts	357	(66)	291
Change in Unrealized Appreciation (Depreciation) on Derivatives	535	(66)	469

At June 30, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	September 2013	184	23,288	(421)
30-Year U.S. Treasury Bond	September 2013	(142)	(19,290)	609
5-Year U.S. Treasury Note	September 2013	(113)	(13,678)	28
2-Year U.S. Treasury Note	September 2013	(10)	(2,200)	—
Ultra Long U.S. Treasury Bond	September 2013	11	1,620	(57)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

At June 30, 2013, the portfolio had the following open swap contracts:

Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
Altria Group Inc./Baa1	12/20/2016	JPMC	260	1	1.000	7
Altria Group Inc./Baa1	12/20/2016	BOANA	260	2	1.000	7
Bank of America Corp./Baa2	12/20/2017	MSCS	420	14	1.000	10
BNP Paribas SA/A2	9/20/2017	BARC	365	21	1.000	13
BNP Paribas SA/A2	3/20/2018	DBAG	450	4	1.000	(6)
Cisco Systems Inc./A1	6/20/2017	BOANA	625	(5)	1.000	13
Deutsche Bank AG/A2	12/20/2017	BOANA	350	8	1.000	7

Vanguard Short-Term Investment-Grade Portfolio

Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Energy Transfer
Partners LP/Baa3	6/20/2017	BOANA	370	17	1.000	16
Federation of Malaysia/A3	9/20/2018	BARC	600	8	1.000	1
Genworth Financial Inc./Baa3	3/20/2018	BOANA	250	(28)	5.000	4
Goldman Sachs Group Inc./A3	12/20/2017	MSCS	240	8	1.000	3
Hartford Financial Services
Group Inc./Baa3	3/20/2018	GSCM	250	1	1.000	(1)
HSBC Finance Corp./Baa1	9/20/2016	DBAG	300	7	1.000	13
Kinder Morgan Energy
Patners LP/Baa2	6/20/2018	CSFBI	250	(3)	1.000	(5)
Kohls Corp./Baa1	6/20/2018	JPMC	120	2	1.000	—
National Rural Utilities
Cooperative Finance Corp./A2	12/20/2017	CSFBI	480	(6)	1.000	5
National Rural Utilities
Cooperative Finance Corp./A2	12/20/2017	CSFBI	100	(1)	1.000	1
Republic of Chile/Aa3	6/20/2018	DBAG	200	(1)	1.000	(1)
Republic of Chile/Aa3	6/20/2018	JPMC	200	—	1.000	(1)
Republic of Panama/Baa2	6/20/2018	DBAG	200	2	1.000	(2)
Royal Bank of Scotland plc/A3	3/20/2017	GSCM	250	(3)	3.000	7
Societe Generale/A2	3/20/2018	DBAG	250	(9)	3.000	5
UnitedHealth Group Inc./A3	9/20/2017	DBAG	250	1	1.000	7
UnitedHealth Group Inc./A3	12/20/2017	CSFBI	250	(3)	1.000	3
UnitedHealth Group Inc./A3	3/20/2018	JPMC	500	(8)	1.000	3
			7,790			109

Credit Protection Purchased
Bank of America Corp.	12/20/2014	DBAG	170	(1)	(1.000)	(2)
Bank of America Corp.	12/20/2014	BARC	170	(1)	(1.000)	(2)
Bank of America Corp.	12/20/2014	BARC	300	(1)	(1.000)	(3)
Citigroup Inc.	6/20/2014	BOANA	1,120	(10)	(5.000)	(63)
Computer Sciences Corp.	9/20/2015	BARC	185	16	(5.000)	(3)
Computer Sciences Corp.	9/20/2015	MSCS	185	16	(5.000)	(3)
Merrill Lynch & Co. Inc.	12/20/2017	MSCS	420	(13)	(1.000)	(13)
Morgan Stanley	9/20/2015	BARC	200	(5)	(1.000)	(5)
Plains All American Pipeline LP	3/20/2018	CSFBI	480	1	(1.000)	(5)
Plains All American Pipeline LP	6/20/2018	CSFBI	460	2	(1.000)	(3)
PPG Industries Inc.	3/20/2018	GSCM	600	9	(1.000)	(8)
Skandinaviska Enskilda
Banken AB	6/20/2018	BOANA	260	1	(1.000)	1
SLM Corp.	6/20/2018	BOANA	350	26	(5.000)	1
Wells Fargo	3/20/2015	GSCM	280	(1)	(1.000)	(5)
			5,180			(113)

1 BARC—Barclays Bank plc.
BOANA—Bank of America, N.A.
CSFBI—Credit Suisse First Boston International.
DBAG—Deutsche Bank AG.
GSCM—Goldman Sachs Bank USA.
JPMC—JP Morgan Chase Bank N.A.
MSCS—Morgan Stanley Capital Services LLC.

Vanguard Short-Term Investment-Grade Portfolio

Interest Rate Swaps
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
12/1/13	WFC	2,292	2.582	(0.275)[2]	22
12/1/13	GSCM	2,923	2.5838	(0.275)[2]	28
3/2/14	WFC	2,500	0.404	(0.194)[3]	3
3/5/14	CSFBI	2,500	0.4075	(0.194)[3]	3
3/15/14	WFC	250	0.519	(0.273)[2]	—
10/14/14	WFC	180	1.8613	(0.277)[2]	4
2/7/15	BARC	2,000	0.3345	(0.193)[3]	—
3/15/15	CCP	1,000	0.3263	(0.199)[3]	(1)
4/1/15	BNPSW	145	0.407	(0.284)[2]	—
11/7/15	BOANA	5,000	0.375	(0.193)[3]	(14)
11/7/15	BOANA	5,000	0.3738	(0.193)[3]	(15)
6/1/16	WFC	350	2.91	(0.275)[2]	22
6/1/16	WFC	25	0.5659	(0.275)[2]	—
3/5/17	CSFBI	5,000	1.064	(0.194)[3]	(17)
3/5/17	GSCM	1,500	1.063	(0.194)[3]	(5)
8/2/17	WFC	5,000	0.716	(0.194)[3]	83
11/7/17	BOANA	3,000	0.723	(0.193)[3]	66
11/7/17	BOANA	4,000	0.716	(0.193)[3]	88
2/7/18	BARC	3,000	0.957	(0.193)[3]	50
2/7/19	WFC	4,000	1.220	(0.193)[3]	97
					414

1 BARC—Barclays Bank plc.
BNPSW—BNP Paribas
BOANA—Bank of America, N.A.
CCP—Central Clearing Counterparty.
CSFBI—Credit Suisse First Boston International.
GSCM—Goldman Sachs Bank USA.
WFC—Wells Fargo Bank N.A.
2 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.
3 Based on 1-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.

At June 30, 2013, counterparties had deposited in segregated accounts securities with a value of $1,641,000 in connection with open swap contracts.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

Realized and unrealized gains (losses) on certain of the portfolio’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the portfolio’s income dividends to shareholders is offset by a change in principal return. Realized gains of $65,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

At June 30, 2013, the cost of investment securities for tax purposes was $1,048,879,000. Net unrealized depreciation of investment securities for tax purposes was $776,000, consisting of unrealized gains of $10,553,000 on securities that had risen in value since their purchase and $11,329,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2013, the portfolio purchased $245,934,000 of investment securities and sold $228,770,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $349,061,000 and $340,609,000, respectively.

Vanguard Short-Term Investment-Grade Portfolio

The following table summarizes the portfolio’s options written during the six months ended June 30, 2013:

	Number of	Premiums
	Contracts	Received
Options	(000)	($000)
Balance at December 31, 2012	—	—
Options written	437	241
Options expired	—	—
Options closed	(437)	(241)
Options exercised	—	—
Options open at June 30, 2013	—	—

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2013	December 31, 2012
	Shares	Shares
	(000)	(000)
Issued	11,622	17,060
Issued in Lieu of Cash Distributions	2,950	2,450
Redeemed	(11,649)	(14,848)
Net Increase (Decrease) in Shares Outstanding	2,923	4,662

At June 30, 2013, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 85% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. In preparing the financial statements as of June 30, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Vanguard Short-Term Investment-Grade Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Short-Term Investment-Grade Portfolio	12/31/2012	6/30/2013	Period[1]
Based on Actual Portfolio Return	$1,000.00	$994.67	$0.99
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.80	1.00

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.20%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard Short-Term Investment-Grade Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Short-Term Investment-Grade Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Fixed Income Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below its peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the portfolio’s at-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard® Small Company Growth Portfolio

In the first half of 2013, value stocks generally outperformed their growth-oriented counterparts across the broad U.S. stock market. But there were exceptions to the trend. For example, the Russell 2500 Growth Index, which includes small- and mid-capitalization stocks, bested its value counterpart by almost 1 percentage point. In this favorable climate, the 17.24% return of Vanguard Small Company Growth Portfolio outpaced its comparative standards.

Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

A stock-by-stock approach led to a focus on three sectors
The portfolio’s advisors scour the smaller corners of the U.S. stock market to identify companies with superior earnings growth potential. They have found many opportunities in the information technology and health care sectors, often the laboratories for innovation. The consumer discretionary arena—including specialty retailers, restaurants, and leisure-time activity companies—has also been fertile.

Together, these three sectors averaged about 70% of the portfolio’s assets during the half year and contributed an even greater share of its return. Indeed, all sectors but one posted double-digit gains; energy holdings slipped.

In a portfolio built from relatively small stakes in nearly 400 companies, it’s not often that one firm can make an outsized contribution. That said, a dozen exceptional stocks—including some in health care and IT—notched six-month returns of nearly 100% or more, collectively adding more than 3 percentage points to the portfolio’s return.

The advisors’ overweighting of health care and technology holdings was rewarded with sector returns higher than those in the index. The relatively small materials sector also provided a boost, far exceeding its 2% return in the benchmark.

For more on the portfolio’s strategy and positioning, please see the Advisors’ Report that follows.

Remember to rebalance even as stock markets climb
With the U.S. stock market reaching new highs (by some measures) this year, it’s understandable that many investors have been reluctant to rebalance—to bring their asset allocation back to its target. But discipline is just as important in good times as it is in bad.

Vanguard has long counseled investors to “stay the course.” That doesn’t mean taking no action. Instead, you should periodically consider selling assets that have grown to represent an outsize share of your personal portfolio and investing the proceeds in those whose performance has lagged. For example, you should consider rebalancing if you established a 60%/40% stock/bond portfolio and you find that your target allocation is now off by 5 percentage points or more. (For more on this topic, see Best Practices for Portfolio Rebalancing, available at vanguard.com/research.)

Total Returns
Six Months Ended
June 30, 2013[1]
Vanguard Small Company Growth Portfolio	17.24%
Russell 2500 Growth Index	15.82
Variable Insurance Small-Cap Growth Funds Average[2]	16.59

Expense Ratios[3]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Small-Cap Growth
	Portfolio	Funds Average
Small Company Growth Portfolio	0.40%	1.05%

1 The portfolio total return reported in this table is based on the ending share price as of June 28, 2013—the month’s last business day—rather than as of June 30, 2013—the financial statement date. The total return as of June 30, 2013, was adjusted because of a significant change in the value of one of the portfolio’s securities (see the Financial Highlights table and Note D in the Notes to Financial Statements).
2 Derived from data provided by Lipper Inc.
3 The portfolio expense ratio shown is from the prospectus dated April 30, 2013, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2013, the Small Company Growth Portfolio’s annualized expense ratio was 0.36%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2012.

Vanguard Small Company Growth Portfolio

Advisors’ Report

The Small Company Growth Portfolio returned 17.24% for the six months through June 2013, outpacing both the 15.82% return of its benchmark index and the 16.59% average return of peers. The portfolio is managed by two independent advisors, a strategy that enhances diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the first half of 2013 and of the effect of this environment on the portfolio’s positioning. (Please note that the Granahan discussion refers to industry sectors as defined by Russell classifications, rather than by the Global Industry Classification Standard used elsewhere in this report.) These comments were prepared on July 10, 2013.

Granahan Investment Management, Inc.

Portfolio Managers:
John J. Granahan, CFA, Co-Founder and Chairman

Gary C. Hatton, CFA, Co-Founder and Chief Investment Officer

Jane M. White, Co-Founder, President, and Chief Executive Officer

Robert F. Granahan, CFA, Vice President

The first half of 2013 has been a very good time for stocks, particularly small-capitalization stocks. Since the lows of October 2012, the market has shrugged off the fiscal cliff, sequestration, the Cyprus collapse, dispiriting GDP growth, and the Federal Reserve’s talk about tapering quantitative easing.

It is curious that we are reaching new highs in the market when earnings growth has slowed, although stabilized, and second-quarter reports are projected to show a slight drop. Small-cap median earnings growth has not been this low since the fourth quarter of 2009. Also not seen since 2009 is the recent slip of the ISM Manufacturing Index below 50, indicating contraction. Another potential concern is the expectation that the Fed will begin to retreat from its accommodative policy; this has already led to a rise in interest rates and put recent pressure on stocks.

In our part of the portfolio, valuations remain reasonable for holdings we consider to be “core growth” (which we define as stocks of established companies with a record of earnings) or “special situation” (companies with growth potential overlooked by the market). Many of these stocks, valued on earnings, are perhaps reflecting the stresses in the economy. Valuations of our stocks in the “pioneer” category (companies with unique technology or innovations) are more stretched, which is indicative of the open-ended potential of such early-stage businesses.

Strong stock selection in health care and information technology drove our success. We are overweighted in both sectors relative to the index. Our three best performers were health care companies that reported successes with new drugs: Santarus, Aegerion Pharmaceuticals, and Alkermes. In the technology sector, iRobot (domestic robots), SPS Commerce (supply chain software), and Infoblox (IP address management automation) were among

Vanguard Small Company Growth Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Granahan Investment	67	720	Bases its investment process on the beliefs that
Management, Inc.			earnings drive stock prices and that small, dynamic
			companies with exceptional growth prospects have
			the greatest long-term potential. A bottom-up,
			fundamental approach places companies in one
			of three life-cycle categories: core growth, pioneer,
			and special situation. In each, the process looks for
			companies with strong earnings growth and
			leadership in their markets
Vanguard Equity Investment Group	29	310	Uses quantitative management, making the primary
			assessment of a company’s future prospects by
			evaluating its current valuation characteristics,
			market sentiment, and earnings quality.
Cash Investments	4	50	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

Vanguard Small Company Growth Portfolio

our top ten for the half year. These stocks are all being rewarded for strong top-line growth in a low-growth world.

We are significantly underweighted in materials, which helped relative performance as falling commodity prices proved to be a drag for the index sector. Two of our materials stocks provided a further boost through strong returns: OM Group (where new management is refocusing the company) and Schweitzer-Mauduit International (where sales of low-ignition cigarette paper are growing well and margins are improving).

In the consumer discretionary sector, especially in special-situation names, stock selections Vera Bradley (handbags and accessories), Crocs (footwear), and TiVo (set-top boxes) detracted. Vera Bradley’s poor inventory management has hurt the stock price over the last six months, most notably after the company’s fourth-quarter earnings release. We have reduced our position; although the business’s fundamentals offer significant upside potential, our confidence in management’s ability to execute is being tested.

Crocs’ estimates have been affected by near-term weather and macroeconomic trends in Japan. We remain confident in the company’s longer-term growth initiatives, which include global expansion and product diversification. TiVo’s stock suffered on news of a settlement with Motorola and Cisco that was below what many had forecast. Although we have reduced our position, we continue to own the stock as TiVo’s organic growth remains strong and the company is expected to begin generating positive cash flow.

Finally, although our underweighting in energy helped relative results, several specific holdings hurt us, including three cyclical stocks that we bought too early: Key Energy (oil services), Walter Energy (coal production), and James River Coal.

Vanguard Equity Investment Group

Portfolio Managers:
James P. Stetler, Principal

James D. Troyer, CFA, Principal

Michael R. Roach, CFA

In the first six months of 2013, U.S. equities experienced two very different quarters. The broad U.S. equity market, as measured by the Russell 3000 Index, was up 11.07% in the first quarter. During this period, corporate earnings surpassed their October 2007 peak, marking an 8% increase over that time and a 125% increase since the market bottom in March 2009. (Earnings here are measured by the trailing 12-month earnings per share of the S&P 500 Index.)

The strong equity performance began to cool off in mid-May, ending with a gain of just 2.69% for the second quarter. This reversal came on the heels of the Federal Reserve’s signal that it might start to wind down its quantitative easing policy if improvement continued in some economic indicators, such as employment and housing. Adding to concerns were disappointing data from China and Japan and continued woes in most European economies.

Within the small company growth universe, all ten sector groups provided gains for the half year, with consumer staples, consumer discretionary, and health care stocks in the lead. Telecommunications and materials offered the smallest returns.

The six-month results for our stock selection models, which we use to rank companies against their industry peers, were mixed. Our growth and valuation models were very successful in identifying the leaders and raised overall performance, but our earnings quality, sentiment, and management decisions indicators detracted.

Our individual company selection boosted performance in seven sectors and disappointed in three. Information technology, consumer staples, and materials stocks added the most to our relative returns. In IT, overweight positions in SunEdison and SunPower were the top performers. In consumer staples, Pilgrim’s Pride and Rite Aid led; Westlake Chemical and Axiall did the same in materials. Also contributing in materials was our lack of exposure to various mining companies that declined steeply, such as Royal Gold and Allied Nevada Gold.

On the other hand, stock selection in the energy and consumer discretionary sectors detracted from our relative performance. Disappointing results came from Vaalco Energy, Energy XXI, and Rentech, as well as from the consumer stocks American Eagle Outfitters and Chico’s FAS. In addition, we were underweighted in some top-performing companies, including Netflix, and had no holdings in another, Tesla Motors.

Vanguard Small Company Growth Portfolio

Portfolio Profile
As of June 30, 2013

Portfolio Characteristics
		Comparative Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	385	1,372	3,622
Median Market Cap	$1.6B	$3.1B	$38.5B
Price/Earnings Ratio	36.1x	29.8x	18.4x
Price/Book Ratio	3.2x	3.9x	2.3x
Yield[3]	0.24%	0.8%	2.0%
Return on Equity	11.2%	14.5%	16.4%
Earnings Growth Rate	15.0%	14.2%	10.7%
Foreign Holdings	2.6%	0.0%	0.0%
Turnover Rate[4]	71%	—	—
Expense Ratio[5]	0.40%	—	—
Short-Term Reserves	2.5%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.99	0.94
Beta	0.97	1.24

Sector Diversification (% of equity exposure)
	Comparative Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	20.3%	19.1%	13.0%
Consumer Staples	2.9	4.2	9.2
Energy	2.8	4.9	9.7
Financials	5.9	10.3	17.9
Health Care	18.4	15.6	12.3
Industrials	14.1	17.4	11.1
Information Technology	31.3	20.0	17.2
Materials	3.6	6.4	3.7
Telecommunication
Services	0.3	1.5	2.5
Utilities	0.4	0.6	3.4

Ten Largest Holdings[6] (% of total net assets)

Alkermes plc	Biotechnology	1.4%
Santarus Inc.	Pharmaceuticals	1.2
West Pharmaceutical	Health Care
Services Inc.	Supplies	1.2
SPS Commerce Inc.	Internet Software &
	Services	1.0
Onyx Pharmaceuticals Inc. Biotechnology		1.0
Pandora Media Inc.	Internet Software &
	Services	0.9
Buffalo Wild Wings Inc.	Restaurants	0.9
Monotype Imaging	Application
Holdings Inc.	Software	0.9
Euronet Worldwide Inc.	Data Processing
	& Outsourced
	Services	0.8
Monro Muffler Brake Inc.	Automotive Retail	0.8
Top Ten		10.1%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Russell 2500 Growth Index.
2 Dow Jones U.S. Total Stock Market Float-Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 30, 2013, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2013, the Small Company Growth Portfolio’s annualized expense ratio was 0.36%.
6 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Small Company Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2002–June 30, 20131

Average Annual Total Returns: Periods Ended June 30, 2013[1]

	Inception Date	One Year	Five Years	Ten Years
Small Company Growth Portfolio	6/3/1996	25.55%	12.21%	9.89%

1 The portfolio total returns reported in the Fiscal-Year Total Returns table for 2013 and in the Average Annual Total Returns table for the periods shown are based on the ending share price as of June 28, 2013—the month’s last business day—rather than as of June 30, 2013—the financial statement date. The total returns as of June 30, 2013, were adjusted because of a significant change in the value of one of the portfolio’s securities (see the Financial Highlights table and Note D in the Notes to Financial Statements). In the Fiscal-Year Total Returns table, 2013 reflects six-month performance data.
See Financial Highlights for dividend and capital gains information.

Vanguard Small Company Growth Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2013

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (94.2%)[1]
Consumer Discretionary (19.1%)
*	Buffalo Wild Wings Inc.	95,700	9,394
	Monro Muffler Brake Inc.	185,900	8,933
	Chico’s FAS Inc.	495,400	8,452
*	Modine Manufacturing Co.	734,650	7,993
*	iRobot Corp.	193,900	7,711
*,^	Coinstar Inc.	129,280	7,585
*	Cabela’s Inc.	113,400	7,344
	Hanesbrands Inc.	123,550	6,353
	Brunswick Corp.	196,700	6,285
*	Genesco Inc.	78,200	5,239
*	Imax Corp.	208,500	5,183
*	Crocs Inc.	309,300	5,104
*	Black Diamond Inc.	525,000	4,935
*	Hibbett Sports Inc.	87,000	4,829
	Cinemark Holdings Inc.	163,800	4,573
*	Grand Canyon Education Inc.	134,000	4,319
*	Francesca’s Holdings Corp.	155,200	4,313
*	Steven Madden Ltd.	84,850	4,105
*	Gentherm Inc.	216,150	4,014
	Guess? Inc.	118,000	3,662
	Sotheby’s	91,000	3,450
*	MarineMax Inc.	288,300	3,266
*	BJ’s Restaurants Inc.	83,000	3,079
	Stage Stores Inc.	128,700	3,025
*	Steiner Leisure Ltd.	57,000	3,013
*	Denny’s Corp.	494,000	2,776
	Abercrombie & Fitch Co.	60,000	2,715
	Rocky Brands Inc.	177,980	2,691
	Oxford Industries Inc.	42,000	2,621
*	AMC Networks Inc. Class A	36,300	2,374
	Brinker International Inc.	57,701	2,275
	Cracker Barrel Old Country
	Store Inc.	22,400	2,120
*	ANN Inc.	61,169	2,031
*	Starz	90,000	1,989
	Buckle Inc.	38,200	1,987
*,^	Vera Bradley Inc.	91,700	1,986
*	Papa John’s International Inc.	30,000	1,961
*	Bloomin’ Brands Inc.	76,900	1,913
	American Eagle
	Outfitters Inc.	100,600	1,837
*	Smith & Wesson
	Holding Corp.	183,100	1,827
	Regal Entertainment
	Group Class A	98,600	1,765
*	Conn’s Inc.	33,753	1,747
	Foot Locker Inc.	49,000	1,721
	Domino’s Pizza Inc.	28,810	1,675
	Thor Industries Inc.	33,300	1,638
	Sturm Ruger & Co. Inc.	34,051	1,636
	Tupperware Brands Corp.	20,727	1,610
*	Jarden Corp.	35,750	1,564
*	Express Inc.	71,500	1,499
	DSW Inc. Class A	20,000	1,469
	Tiffany & Co.	19,800	1,442
	PetSmart Inc.	21,455	1,437

			Market
			Value•
		Shares	($000)
*	Madison Square Garden Co.
	Class A	23,400	1,387
*	Goodyear Tire & Rubber Co.	86,000	1,315
*	Jack in the Box Inc.	33,200	1,304
	KB Home	66,200	1,300
*	Tenneco Inc.	27,300	1,236
*	Lumber Liquidators
	Holdings Inc.	14,600	1,137
	Carter’s Inc.	15,000	1,111
*	Meritage Homes Corp.	24,800	1,075
	Aaron’s Inc.	37,000	1,036
	Destination Maternity Corp.	36,500	898
*	Fiesta Restaurant Group Inc.	20,700	712
*	Bally Technologies Inc.	12,600	711
	Pool Corp.	13,500	708
*	Orbitz Worldwide Inc.	79,500	638
*	Lamar Advertising Co.
	Class A	13,400	582
	Ryland Group Inc.	14,100	565
*	Multimedia Games
	Holding Co. Inc.	19,400	506
	PetMed Express Inc.	37,400	471
*	Panera Bread Co. Class A	2,300	428
	Cooper Tire & Rubber Co.	11,900	395
	Polaris Industries Inc.	2,400	228
*	Red Robin Gourmet
	Burgers Inc.	3,500	193
	Ameristar Casinos Inc.	5,000	131
	Blyth Inc.	8,700	122
			206,654
Consumer Staples (2.7%)
*	Fresh Market Inc.	111,500	5,544
	PriceSmart Inc.	44,000	3,856
	Casey’s General Stores Inc.	54,000	3,249
	Calavo Growers Inc.	87,000	2,365
*	Pilgrim’s Pride Corp.	137,552	2,055
	Nu Skin Enterprises Inc.
	Class A	31,909	1,950
*	Rite Aid Corp.	585,700	1,675
	Ingredion Inc.	25,100	1,647
*	Green Mountain Coffee
	Roasters Inc.	21,900	1,644
*	Prestige Brands
	Holdings Inc.	41,100	1,198
*	Dean Foods Co.	110,400	1,106
	Herbalife Ltd.	24,210	1,093
*	Fairway Group
	Holdings Corp.	44,500	1,075
*	WhiteWave Foods Co.
	Class A	28,201	458
			28,915
Energy (2.5%)
*	Key Energy Services Inc.	544,400	3,239
*,^	Clean Energy Fuels Corp.	199,880	2,638
	Targa Resources Corp.	30,600	1,969
	Energy XXI Bermuda Ltd.	85,600	1,899
*	Rosetta Resources Inc.	41,000	1,743
	Delek US Holdings Inc.	55,000	1,583

			Market
			Value•
		Shares	($000)
	Western Refining Inc.	55,400	1,555
	RPC Inc.	106,500	1,471
*	Superior Energy
	Services Inc.	51,909	1,347
	Alon USA Energy Inc.	91,300	1,320
	CVR Energy Inc.	27,300	1,294
*	Atwood Oceanics Inc.	23,000	1,197
	HollyFrontier Corp.	27,454	1,174
*	Vaalco Energy Inc.	166,600	953
	CONSOL Energy Inc.	30,150	817
*	Alpha Natural
	Resources Inc.	127,900	670
*	Newpark Resources Inc.	58,100	639
	Oceaneering
	International Inc.	7,700	556
*,^	James River Coal Co.	292,400	532
			26,596
Exchange-Traded Fund (1.0%)
2	Vanguard Small-Cap
	Growth ETF	104,300	10,737

Financials (4.8%)
	STAG Industrial Inc.	437,000	8,718
*	Safeguard Scientifics Inc.	363,591	5,836
	FirstService Corp.	131,250	4,106
	CBOE Holdings Inc.	55,300	2,579
*	Portfolio Recovery
	Associates Inc.	14,500	2,228
	Cash America
	International Inc.	48,300	2,196
*	Harris & Harris Group Inc.	668,250	2,031
*	World Acceptance Corp.	20,139	1,751
*	Credit Acceptance Corp.	15,639	1,643
*	Arch Capital Group Ltd.	31,900	1,640
*,^	Nationstar Mortgage
	Holdings Inc.	43,500	1,629
	Sotherly Hotels Inc.	357,600	1,577
	Omega Healthcare
	Investors Inc.	46,600	1,446
	Apartment Investment &
	Management Co. Class A	43,700	1,313
	Nelnet Inc. Class A	35,658	1,287
	Regency Centers Corp.	23,100	1,174
	Corrections Corp.
	of America	32,900	1,114
	Extra Space Storage Inc.	20,400	855
*	FelCor Lodging Trust Inc.	130,700	772
*	Realogy Holdings Corp.	15,700	754
	Inland Real Estate Corp.	71,100	727
	Ryman Hospitality Properties	18,300	714
	Federated Investors Inc.
	Class B	25,700	704
*	St. Joe Co.	31,200	657
	Montpelier Re Holdings Ltd.	25,000	625
	CBL & Associates
	Properties Inc.	27,800	595
	Coresite Realty Corp.	18,700	595
	Rayonier Inc.	10,223	566
	Universal Health Realty
	Income Trust	12,800	552
	QC Holdings Inc.	125,460	356
	GAMCO Investors Inc.	6,008	333
	Sovran Self Storage Inc.	4,100	266
	Federal Realty
	Investment Trust	2,300	238
	HCI Group Inc.	5,100	157
	Tanger Factory
	Outlet Centers	2,400	80
*	NetSpend Holdings Inc.	4,800	77
			51,891

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
Health Care (17.4%)
*	Alkermes plc	544,050	15,603
*	Santarus Inc.	619,750	13,046
	West Pharmaceutical
	Services Inc.	177,000	12,436
*	Onyx Pharmaceuticals Inc.	78,500	10,313
*	Nektar Therapeutics	604,600	6,983
*	Cynosure Inc. Class A	245,573	6,380
*	Isis Pharmaceuticals Inc.	221,450	5,950
*	Optimer
	Pharmaceuticals Inc.	375,280	5,430
*	Bruker Corp.	332,900	5,376
*	BioMarin
	Pharmaceutical Inc.	91,200	5,088
*	Align Technology Inc.	135,350	5,013
*	ImmunoGen Inc.	284,350	4,717
*	Sucampo
	Pharmaceuticals Inc.
	Class A	714,500	4,701
*	Bio-Rad Laboratories Inc.
	Class A	41,044	4,605
*	Syneron Medical Ltd.	468,810	4,079
*	Vascular Solutions Inc.	259,836	3,822
*	Nanosphere Inc.	1,239,500	3,805
*	Seattle Genetics Inc.	95,000	2,989
	ResMed Inc.	64,300	2,902
*	Aegerion
	Pharmaceuticals Inc.	45,600	2,888
*	Harvard Bioscience Inc.	595,200	2,815
*	Cutera Inc.	315,100	2,773
*	Sarepta Therapeutics Inc.	67,140	2,555
*	Mettler-Toledo
	International Inc.	11,991	2,413
	LeMaitre Vascular Inc.	352,986	2,309
*	United Therapeutics Corp.	34,700	2,284
*	Cubist Pharmaceuticals Inc.	45,616	2,203
*	PAREXEL
	International Corp.	46,900	2,155
*	NuPathe Inc.	668,600	2,046
*	Solta Medical Inc.	882,527	2,012
*	Durect Corp.	1,894,850	1,990
*	Cyberonics Inc.	36,100	1,876
	Invacare Corp.	128,000	1,838
*	Luminex Corp.	89,050	1,835
	Chemed Corp.	24,800	1,796
*	Covance Inc.	23,500	1,789
*	Charles River Laboratories
	International Inc.	42,800	1,756
*	AMN Healthcare
	Services Inc.	121,018	1,733
*	Thoratec Corp.	52,400	1,641
*	ICU Medical Inc.	21,650	1,560
	Questcor
	Pharmaceuticals Inc.	33,685	1,531
*	Sirona Dental Systems Inc.	22,600	1,489
*	MWI Veterinary Supply Inc.	11,000	1,356
	PDL BioPharma Inc.	174,945	1,351
*	Array BioPharma Inc.	280,267	1,272
*	Molina Healthcare Inc.	33,200	1,234
*	Providence Service Corp.	41,700	1,213
*	Gentium SPA ADR	156,400	1,212
*	AVEO Pharmaceuticals Inc.	474,651	1,187
*	Brookdale Senior
	Living Inc. Class A	44,500	1,177
*	MedAssets Inc.	62,900	1,116
*	Pharmacyclics Inc.	11,700	930
*	Auxilium
	Pharmaceuticals Inc.	53,800	895
*	Addus HomeCare Corp.	39,900	788
*	Myriad Genetics Inc.	28,000	752
*	Salix Pharmaceuticals Ltd.	10,100	668

			Market
			Value•
		Shares	($000)
*	Centene Corp.	10,000	525
	Abaxis Inc.	7,000	333
	Meridian Bioscience Inc.	14,000	301
*	XOMA Corp.	77,400	281
	Cantel Medical Corp.	7,400	251
*	Endocyte Inc.	14,256	187
*,^	BioCryst
	Pharmaceuticals Inc.	60,594	94
			187,648
Industrials (13.1%)
	Tennant Co.	156,650	7,561
	Ceco Environmental Corp.	572,100	7,037
	Kaman Corp.	202,450	6,997
	Kennametal Inc.	167,100	6,488
*	RBC Bearings Inc.	118,000	6,130
*	Mobile Mini Inc.	167,300	5,546
*	51job Inc. ADR	77,485	5,231
*,^	Titan Machinery Inc.	262,900	5,161
*,^	Power Solutions
	International Inc.	149,800	5,032
	Celadon Group Inc.	243,800	4,449
	Healthcare Services
	Group Inc.	170,985	4,193
*	Genesee & Wyoming Inc.
	Class A	46,930	3,982
	Douglas Dynamics Inc.	302,300	3,924
*	Advisory Board Co.	52,700	2,880
	Wabtec Corp.	51,700	2,762
	KAR Auction Services Inc.	118,000	2,699
	Lincoln Electric
	Holdings Inc.	47,000	2,692
*	MasTec Inc.	75,450	2,482
	Robert Half
	International Inc.	71,400	2,373
	Dun & Bradstreet Corp.	24,000	2,339
*	InnerWorkings Inc.	204,100	2,214
	Chicago Bridge &
	Iron Co. NV	35,967	2,146
*	Alaska Air Group Inc.	40,814	2,122
*	Swift Transportation Co.	120,600	1,995
	Cintas Corp.	43,000	1,958
*	US Airways Group Inc.	117,900	1,936
	Exponent Inc.	32,648	1,930
	EnerSys Inc.	38,900	1,908
	Mueller Water Products
	Inc. Class A	272,800	1,885
	Fortune Brands Home &
	Security Inc.	48,200	1,867
	Avery Dennison Corp.	42,500	1,817
	AO Smith Corp.	49,600	1,799
*	Hertz Global Holdings Inc.	71,100	1,763
	ITT Corp.	59,800	1,759
	Deluxe Corp.	49,416	1,712
*	AECOM Technology Corp.	52,000	1,653
	Generac Holdings Inc.	44,200	1,636
*	USG Corp.	63,900	1,473
	Carlisle Cos. Inc.	23,100	1,439
*	MRC Global Inc.	50,900	1,406
	Crane Co.	22,800	1,366
	Mueller Industries Inc.	25,600	1,291
*	Nortek Inc.	19,431	1,252
*	Proto Labs Inc.	17,286	1,123
	Steelcase Inc. Class A	73,571	1,073
	Copa Holdings SA Class A	8,100	1,062
*	Trex Co. Inc.	22,300	1,059
	Triumph Group Inc.	13,200	1,045
*	PGT Inc.	102,200	886
*	Taser International Inc.	97,200	828
	Barrett Business
	Services Inc.	13,700	715
	Lennox International Inc.	10,700	691

			Market
			Value•
		Shares	($000)
*	DXP Enterprises Inc.	9,400	626
	Manitowoc Co. Inc.	22,900	410
*	United Rentals Inc.	7,700	384
	Comfort Systems USA Inc.	23,300	348
	Lindsay Corp.	4,600	345
*	American Woodmark Corp.	6,400	222
	TransDigm Group Inc.	1,100	172
	Mine Safety Appliances Co.	3,600	168
	AMERCO	900	146
			141,588
Information Technology (29.9%)
*	SPS Commerce Inc.	195,346	10,744
*	Pandora Media Inc.	534,400	9,833
	Monotype Imaging
	Holdings Inc.	368,200	9,356
*	Euronet Worldwide Inc.	280,410	8,934
*	Infoblox Inc.	301,700	8,828
*	Ultimate Software
	Group Inc.	74,600	8,750
*	Sourcefire Inc.	147,400	8,188
*	Perficient Inc.	612,900	8,176
*	PTC Inc.	320,450	7,861
*	TiVo Inc.	700,460	7,740
*	Cadence Design
	Systems Inc.	518,900	7,514
	Ubiquiti Networks Inc.	426,500	7,481
*	PROS Holdings Inc.	239,400	7,170
*	Finisar Corp.	399,700	6,775
*	QLIK Technologies Inc.	236,800	6,694
*	Angie’s List Inc.	249,100	6,614
*	Constant Contact Inc.	398,200	6,399
*,^	E2open Inc.	345,700	6,050
*	Teradyne Inc.	326,730	5,741
*	Riverbed Technology Inc.	368,300	5,731
	FEI Co.	74,030	5,403
*	Super Micro Computer Inc.	499,419	5,314
*	Qualys Inc.	328,700	5,299
*	RADWARE Ltd.	383,800	5,293
*	Proofpoint Inc.	213,400	5,171
*	Entropic
	Communications Inc.	1,173,200	5,009
*	Red Hat Inc.	101,300	4,844
*	ATMI Inc.	199,900	4,728
*	Responsys Inc.	288,550	4,129
*,^	Liquidity Services Inc.	115,800	4,015
*	Global Cash Access
	Holdings Inc.	614,700	3,848
*	OSI Systems Inc.	59,610	3,840
*	Aspen Technology Inc.	132,500	3,815
*	Ceva Inc.	190,000	3,678
*	Silicon Laboratories Inc.	86,500	3,582
*	Virtusa Corp.	159,591	3,536
	IPG Photonics Corp.	54,700	3,322
*	Aruba Networks Inc.	215,300	3,307
*	ShoreTel Inc.	819,300	3,302
*	Inphi Corp.	280,400	3,084
*,^	Mellanox Technologies Ltd.	58,700	2,906
*	RealD Inc.	204,100	2,837
*	Gartner Inc.	49,668	2,831
*,^	Ruckus Wireless Inc.	201,400	2,580
*	LivePerson Inc.	277,344	2,484
	Jack Henry &
	Associates Inc.	51,800	2,441
	Monolithic Power
	Systems Inc.	100,000	2,411
	Broadridge Financial
	Solutions Inc.	89,700	2,384
*	CommVault Systems Inc.	31,200	2,368
*	Tyler Technologies Inc.	34,300	2,351
	MAXIMUS Inc.	28,120	2,094

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
	Heartland Payment
	Systems Inc.	55,800	2,078
*	Vantiv Inc. Class A	74,700	2,062
*	Manhattan Associates Inc.	26,204	2,022
*	Pericom
	Semiconductor Corp.	282,799	2,013
*	Stratasys Ltd.	23,998	2,010
	Genpact Ltd.	104,400	2,009
*	Ciena Corp.	103,200	2,004
*	Rudolph Technologies Inc.	170,000	1,904
*	Anixter International Inc.	24,895	1,887
*	SunPower Corp. Class A	90,700	1,877
*	LSI Corp.	258,700	1,847
*	SunEdison Inc.	213,000	1,740
*	Unisys Corp.	78,700	1,737
*	BroadSoft Inc.	62,200	1,717
	AOL Inc.	45,900	1,674
*	Electronics for Imaging Inc.	58,100	1,644
*	Microsemi Corp.	70,300	1,599
	Booz Allen Hamilton
	Holding Corp.	91,481	1,590
*	Freescale
	Semiconductor Ltd.	113,000	1,531
	DST Systems Inc.	23,400	1,529
*	Zebra Technologies Corp.	33,500	1,455
*	CACI International Inc.
	Class A	22,300	1,416
*	SciQuest Inc.	55,310	1,385
*	Applied Micro Circuits Corp.	145,300	1,279
	Total System Services Inc.	51,900	1,270
*	ARRIS Group Inc.	87,900	1,261
	Mentor Graphics Corp.	62,740	1,227
	Plantronics Inc.	26,157	1,149
	Clicksoftware
	Technologies Ltd.	116,600	972
	Tessco Technologies Inc.	35,200	929
*	Textura Corp.	33,600	874
*	Interactive Intelligence
	Group Inc.	15,800	815
	Lender Processing
	Services Inc.	21,000	679
*	Guidance Software Inc.	74,000	647
*	Synaptics Inc.	14,700	567
*	Advanced Micro
	Devices Inc.	138,575	565
*	Extreme Networks	155,600	537
*	CalAmp Corp.	34,516	504
*	VeriFone Systems Inc.	28,770	484
*	Silicon Graphics
	International Corp.	33,400	447
*,^	AVG Technologies NV	20,400	397
	Pegasystems Inc.	9,500	315
	Daktronics Inc.	24,500	251
*	Calix Inc.	12,800	129
			322,813

			Market
			Value•
		Shares	($000)
Materials (3.3%)
	Schweitzer-Mauduit
	International Inc.	161,486	8,055
*	OM Group Inc.	177,200	5,479
	Valspar Corp.	42,900	2,774
	Packaging Corp. of America	51,400	2,517
*	Owens-Illinois Inc.	81,000	2,251
	NewMarket Corp.	7,707	2,024
	Ball Corp.	48,710	2,023
	Eagle Materials Inc.	28,800	1,909
	Westlake Chemical Corp.	19,700	1,899
*	Louisiana-Pacific Corp.	115,600	1,710
*	Graphic Packaging
	Holding Co.	216,000	1,672
	Rock Tenn Co. Class A	11,800	1,179
*	Berry Plastics Group Inc.	50,000	1,103
*	WR Grace & Co.	8,700	731
	International Flavors &
	Fragrances Inc.	5,300	398
	Walter Energy Inc.	28,300	294
			36,018
Telecommunication Services (0.2%)
	Atlantic Tele-Network Inc.	32,800	1,629
	IDT Corp. Class B	29,500	551
	Windstream Corp.	27,000	208
			2,388
Utilities (0.2%)
	American States Water Co.	29,700	1,594
	Otter Tail Corp.	39,100	1,110
			2,704
Total Common Stocks
(Cost $857,302)			1,017,952
Temporary Cash Investments (7.6%)[1]
Money Market Fund (7.3%)
[3,4]	Vanguard Market Liquidity
	Fund, 0.127%	78,608,054	78,608

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.3%)
[5,6]	Fannie Mae Discount
	Notes, 0.085%, 8/28/13	100	100
[6,7]	Federal Home Loan Bank
	Discount Notes, 0.090%,
	10/25/13	1,600	1,599
[6,7]	Federal Home Loan Bank
	Discount Notes,
	0.100%, 11/13/13	100	100

	Face	Market
	Amount	Value•
	($000)	($000)
[5,6] Freddie Mac Discount
Notes, 0.090%, 10/28/13	1,000	999
[5,6] Freddie Mac Discount
Notes, 0.095%, 11/18/13	100	100
		2,898
Total Temporary Cash Investments
(Cost $81,507)		81,506
Total Investments (101.8%)
(Cost $938,809)		1,099,458
Other Assets and Liabilities (–1.8%)
Other Assets		2,286
Liabilities[4]		(21,631)
		(19,345)
Net Assets (100%)
Applicable to 50,027,287 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,080,113
Net Asset Value Per Share		$21.59

At June 30, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	842,145
Undistributed Net Investment Income	712
Accumulated Net Realized Gains	77,054
Unrealized Appreciation (Depreciation)
Investment Securities	160,649
Futures Contracts	(447)
Net Assets	1,080,113

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $14,260,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 97.9% and 3.9%, respectively, of net assets.
2 Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $14,857,000 of collateral received for securities on loan.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6 Securities with a value of $2,099,000 have been segregated as initial margin for open futures contracts.
7 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Small Company Growth Portfolio

Statement of Operations

Six Months Ended
June 30, 2013
($000)
Investment Income
Income
Dividends[1]	2,889
Interest[1]	38
Securities Lending	1,144
Total Income	4,071
Expenses
Investment Advisory Fees—Note B
Basic Fee	637
Performance Adjustment	—
The Vanguard Group—Note C
Management and Administrative	1,050
Marketing and Distribution	94
Custodian Fees	22
Shareholders’ Reports	14
Trustees’ Fees and Expenses	1
Total Expenses	1,818
Net Investment Income	2,253
Realized Net Gain (Loss)
Investment Securities Sold[1]	72,600
Futures Contracts	4,676
Realized Net Gain (Loss)	77,276
Change in Unrealized
Appreciation (Depreciation)
Investment Securities	81,987
Futures Contracts	(485)
Change in Unrealized
Appreciation (Depreciation)	81,502
Net Increase (Decrease) in Net Assets
Resulting from Operations	161,031

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,253	7,057
Realized Net Gain (Loss)	77,276	82,345
Change in Unrealized Appreciation (Depreciation)	81,502	29,146
Net Increase (Decrease) in Net Assets Resulting from Operations	161,031	118,548
Distributions
Net Investment Income	(7,297)	(2,109)
Realized Capital Gain[2]	(80,591)	(17,900)
Total Distributions	(87,888)	(20,009)
Capital Share Transactions
Issued	86,062	106,037
Issued in Lieu of Cash Distributions	87,888	20,009
Redeemed	(76,698)	(148,994)
Net Increase (Decrease) from Capital Share Transactions	97,252	(22,948)
Total Increase (Decrease)	170,395	75,591
Net Assets
Beginning of Period	909,718	834,127
End of Period[3]	1,080,113	909,718

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $1,000, $36,000, and $0, respectively.
2 Includes fiscal 2013 and 2012 short-term gain distributions totaling $7,389,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed net investment income of $712,000 and $5,756,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Small Company Growth Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$20.08	$17.89	$17.68	$13.46	$9.78	$18.15
Investment Operations
Net Investment Income	.047	.155	.039	.043	.055	.110
Net Realized and Unrealized Gain (Loss)
on Investments	3.390	2.462	.204	4.226	3.745	(6.820)
Total from Investment Operations	3.437	2.617	.243	4.269	3.800	(6.710)
Distributions
Dividends from Net Investment Income	(.160)	(.045)	(.033)	(.049)	(.120)	(.100)
Distributions from Realized Capital Gains (1.767)		(.382)	—	—	—	(1.560)
Total Distributions	(1.927)	(.427)	(.033)	(.049)	(.120)	(1.660)
Net Asset Value, End of Period	$21.59	$20.08	$17.89	$17.68	$13.46	$9.78

Total Return	17.62%[1]	14.65%	1.36%	31.79%	39.38%	–39.47%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,080	$910	$834	$759	$566	$432
Ratio of Total Expenses to
Average Net Assets[2]	0.36%	0.38%	0.41%	0.41%	0.40%	0.33%
Ratio of Net Investment Income to
Average Net Assets	0.48%	0.78%	0.23%	0.30%	0.43%	0.80%
Portfolio Turnover Rate	71%	61%	59%	62%	60%	94%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 The reported total return is based on the net asset value per share as of June 30, 2013—rather than as of June 28, 2013, the month’s last business day—because of a significant change in the value of one of the portfolio’s securities (see Note D in the Notes to Financial Statements). The total return based on the net asset value per share as of June 28, 2013, was 17.24%.
2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.02%, 0.04%, 0.02%, 0.00%, and (0.03%).

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Small Company Growth Portfolio

Notes to Financial Statements

Vanguard Small Company Growth Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses). Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange; monitors the financial strength of its clearing brokers and clearinghouse; and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

During the six months ended June 30, 2013, the portfolio’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2009–2012), and for the period ended June 30, 2013, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the portfolio may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of pre-qualified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

Vanguard Small Company Growth Portfolio

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Granahan Investment Management, Inc., provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Granahan Investment Management, Inc., is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2500 Growth Index.

The Vanguard Group provides investment advisory services to a portion of the portfolio on an at-cost basis; the portfolio paid Vanguard advisory fees of $128,000 for the six months ended June 30, 2013.

For the six months ended June 30, 2013, the aggregate investment advisory fee represented an effective annual basic rate of 0.13% of the portfolio’s average net assets, with no adjustment required based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2013, the portfolio had contributed capital of $132,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.05% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,007,639	10,313	—
Temporary Cash Investments	78,608	2,898	—
Futures Contracts—Liabilities[1]	(73)	—	—
Total	1,086,174	13,211	—
1 Represents variation margin on the last day of the reporting period.

$10,313,000 of a security that is valued in this report based on Level 2 inputs is normally valued based on Level 1 inputs. This security experienced a significant change in value between the close of business on June 28, 2013, and the close of the reporting period on June 30, 2013, because of an acquisition proposal from another company.

E. At June 30, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	September 2013	600	39,378	(447)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Vanguard Small Company Growth Portfolio

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2013, the cost of investment securities for tax purposes was $938,809,000. Net unrealized appreciation of investment securities for tax purposes was $160,649,000, consisting of unrealized gains of $216,621,000 on securities that had risen in value since their purchase and $55,972,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended June 30, 2013, the portfolio purchased $339,539,000 of investment securities and sold $353,028,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2013	December 31, 2012
	Shares	Shares
	(000)	(000)
Issued	4,044	5,446
Issued in Lieu of Cash Distributions	4,283	1,006
Redeemed	(3,611)	(7,770)
Net Increase (Decrease) in Shares Outstanding	4,716	(1,318)

At June 30, 2013, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 51% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. In preparing the financial statements as of June 30, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

The board of trustees has adopted a new advisory fee schedule for one of the portfolio’s advisors, Granahan Investment Management, Inc., effective August 1, 2013. The new advisory fee schedule is expected to increase the portfolio’s expense ratio by approximately 0.04% annually (0.02% for fiscal 2013).

Vanguard Small Company Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2013[1]
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Small Company Growth Portfolio	12/31/2012	6/30/2013	Period[2]
Based on Actual Portfolio Return	$1,000.00	$1,172.36	$1.94
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.01	1.81

1 The return used in this table is based on the ending share price as of June 28, 2013—the month’s last business day—rather than as of June 30, 2013—the financial statement date. The total return as of June 30, 2013, was adjusted because of a significant change in the value of one of the portfolio’s securities (see the Financial Highlights table and Note D in the Notes to Financial Statements).
2 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.36%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard Small Company Growth Portfolio

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Variable Insurance Fund Small Company Growth Portfolio has renewed the portfolio’s investment advisory arrangements with Granahan Investment Management, Inc. (Granahan), and The Vanguard Group, Inc. (Vanguard), through its Equity Investment Group. The board determined that the retention of the advisors was in the best interests of the portfolio and its shareholders. In addition, the board recently approved an amended investment advisory agreement with Granahan, effective August 1, 2013. Please see the Notice to Shareholders for information about the board’s approval of Granahan’s amended agreement.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following: Granahan. Founded in 1985, Granahan uses fundamental research to select a portfolio of stocks with sustainable growth characteristics. The advisor achieves portfolio diversification through dedicated allocations to three life cycle-based categories of growth companies: core growth, companies with strong market position, based on proprietary products or services; pioneers, companies with unique technology or innovations; and special situations, companies with growth potential overlooked by the market. Granahan has advised the portfolio since its inception in 1996.

Vanguard. Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the portfolio since 2008.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of Granahan in determining whether to approve the advisory fee, because Granahan is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for shareholders.

The benefit of economies of scale
The board concluded that the portfolio realizes economies of scale that are built into the negotiated advisory fee rate with Granahan without any need for asset-level breakpoints. Granahan’s advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group. The board also concluded that the portfolio’s at-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as the portfolio’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Vanguard® Total Bond Market Index Portfolio

Investment-grade bonds slid into negative territory and stocks surged during the half year ended June 30, 2013, amid positive domestic economic data and rising interest rates. While bond returns initially sputtered along, they turned negative in May and retreated further in June after comments from Federal Reserve officials that further improvements in the economy might warrant an easing of the Fed’s bond-buying program before the end of the year.

Because of the rapid rise in interest rates, the income generated by investment-grade bonds during the period couldn’t offset price declines. The Total Bond Market Index Portfolio returned –2.54%. That performance was in line with the return of the portfolio’s benchmark, which incurs no expenses, and the average return of its peer group.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

With bond prices falling on weak demand, the yield of the portfolio rose. (Bond prices move inversely to yields.) The portfolio’s

30-day SEC yield stood at 1.75% on June 30, up from 1.50% six months earlier.

Bond market reacts to the prospect of less support from the Fed
The Federal Reserve continued to provide unprecedented stimulus to the economy during the six-month period. The federal funds target rate—the rate banks charge one another for overnight loans—remained anchored at 0.00% to 0.25% to keep short-term interest rates low. And the Fed’s bond-buying programs soaked up mortgage bonds and longer-dated Treasuries at a rate of $85 billion per month to support the housing market and hold down borrowing costs.

Early in the period, bonds held up relatively well as investors sought perceived safety amid concerns about the impact of the federal government’s automatic spending cuts, the pace of growth in China, and flare-ups in the European debt crisis. Yields did rise sharply toward the end of the six months, however, as Fed officials said further improvements in the labor and housing markets could lead to a reduction in the pace of its bond-buying before the end of 2013.

Yields of Treasuries across most of the maturity spectrum ended the period higher. The 10-year Treasury yield, for example, rose 72 basis points to 2.47%. (A basis point is one-hundredth of a percentage point.) While still low by historical standards, that yield was the highest for the 10-year note since 2011. Corporate bonds saw their yields rise as well, with the average spread (or difference in yield) between corporates and Treasuries widening by 11 basis points to 152.

With rising yields pushing bond prices down, Treasuries returned –2.11% for the period while mortgage-backed securities fared a little better, returning –1.77%. Corporate bonds returned –3.41% overall, although bonds of financial companies held up better than industrials or utilities.

In pursuing investment goals, your long-term asset mix is key
Volatility and increased uncertainty can tempt investors to deviate from their investment plan. In the mutual fund industry, for example, the recent rise in bond yields has led to net redemptions from bond funds as investors try to sidestep losses that might arise from a sustained climb in interest rates.

Keep in mind, however, that although interest rates remain low, nobody is certain what their next move will be—much less how financial markets will react to the change. In fact, it’s precisely because short-term market movements are unpredictable that trying to time the markets often fails, as Vanguard and other researchers have found.

We continue to believe that sticking to a well-diversified portfolio of stocks, bonds, and money market instruments over the long haul—rather than making impulsive changes to try to avoid potential losses or capitalize on perceived opportunities—gives you the best chance of meeting your investment goals.

Total Returns
Six Months Ended
June 30, 2013
Vanguard Total Bond Market Index Portfolio	–2.54%
Barclays U.S. Aggregate Float Adjusted Index	–2.42
Variable Insurance Intermediate Investment Grade Debt Funds Average[1]	–2.54

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Intermediate Investment
		Grade Debt Funds
	Portfolio	Average
Total Bond Market Index Portfolio	0.20%	0.71%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2013, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2013, the portfolio’s annualized expense ratio was 0.19%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2012.

Vanguard Total Bond Market Index Portfolio

Portfolio Profile
As of June 30, 2013

Financial Attributes
		Target
	Portfolio	Index[1]
Number of Issues	4,315	8,413
Yield [2]	1.8%	2.3%
Yield to Maturity	2.3%[3]	2.3%
Average Coupon	3.6%	3.4%
Average Effective Maturity	7.4 years	7.4 years
Average Duration	5.4 years	5.5 years
Expense Ratio [4]	0.20%	—
Short-Term Reserves	0.2%	—

Volatility Measures
Portfolio Versus
Target Index[1]
R-Squared	0.99
Beta	1.02

Distribution by Effective Maturity (% of portfolio)

Under 1 Year	1.4%
1–5 Years	49.1
5–10 Years	33.9
10–20 Years	5.7
20–30 Years	9.6
Over 30 Years	0.3

Sector Diversification[5] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	2.6%
Finance	7.8
Foreign	5.2
Government Mortgage-Backed	23.6
Industrial	13.1
Treasury/Agency	42.9
Utilities	2.6
Other	2.2

Distribution by Credit Quality (% of portfolio)

U.S. Government	66.5%
Aaa	5.5
Aa	3.9
A	12.3
Baa	11.8

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. agency, and U.S. agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays Capital using ratings generally derived from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating is shown.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Barclays U.S. Aggregate Float Adjusted Bond Index.
2 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earliest possible dates.
3 Before expenses.
4 The portfolio expense ratio shown is from the prospectus dated April 30, 2013, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2013, the portfolio’s annualized expense ratio was 0.19%.
5 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Vanguard Total Bond Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2002–June 30, 2013

Average Annual Total Returns: Periods Ended June 30, 2013

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Total Bond Market Index Portfolio	4/29/1991	–0.95%	5.10%	0.49%	3.96%	4.45%

1 Six months ended June 30, 2013.
2 Barclays U.S. Aggregate Bond Index through December 31, 2009; Barclays U.S. Aggregate Float Adjusted Index thereafter.
See Financial Highlights for dividend and capital gains information.

Vanguard Total Bond Market Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2013

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (66.9%)
U.S. Government Securities (38.7%)
United States Treasury Note/Bond	0.500%	8/15/14	5,650	5,669
United States Treasury Note/Bond	4.250%	8/15/14	11,525	12,045
United States Treasury Note/Bond	2.375%	8/31/14	9,825	10,071
United States Treasury Note/Bond	0.250%	9/15/14	2,850	2,851
United States Treasury Note/Bond	2.375%	9/30/14	420	431
United States Treasury Note/Bond	0.500%	10/15/14	6,400	6,423
United States Treasury Note/Bond	2.375%	10/31/14	4,130	4,247
United States Treasury Note/Bond	0.375%	11/15/14	8,625	8,642
United States Treasury Note/Bond	4.250%	11/15/14	7,000	7,384
United States Treasury Note/Bond	2.125%	11/30/14	10,300	10,574
United States Treasury Note/Bond	0.250%	12/15/14	4,030	4,031
United States Treasury Note/Bond	0.125%	12/31/14	20	20
United States Treasury Note/Bond	0.250%	1/15/15	1,322	1,322
United States Treasury Note/Bond	0.250%	1/31/15	950	950
United States Treasury Note/Bond	2.250%	1/31/15	6,325	6,521
United States Treasury Note/Bond	0.250%	2/15/15	15,992	15,982
United States Treasury Note/Bond	4.000%	2/15/15	6,932	7,347
United States Treasury Note/Bond	11.250%	2/15/15	7,050	8,297
United States Treasury Note/Bond	0.250%	2/28/15	30,335	30,311
United States Treasury Note/Bond	2.375%	2/28/15	350	362
United States Treasury Note/Bond	0.375%	3/15/15	7,550	7,558
United States Treasury Note/Bond	0.250%	3/31/15	550	549
United States Treasury Note/Bond	2.500%	3/31/15	550	571
United States Treasury Note/Bond	0.375%	4/15/15	7,275	7,281
United States Treasury Note/Bond	0.125%	4/30/15	4,000	3,984
United States Treasury Note/Bond	2.500%	4/30/15	2,550	2,650
United States Treasury Note/Bond	0.250%	5/15/15	8,075	8,061
United States Treasury Note/Bond	4.125%	5/15/15	2,450	2,623
United States Treasury Note/Bond	0.250%	5/31/15	10,905	10,885
United States Treasury Note/Bond	2.125%	5/31/15	575	594
United States Treasury Note/Bond	0.375%	6/15/15	23,500	23,504
United States Treasury Note/Bond	1.875%	6/30/15	2,200	2,266
United States Treasury Note/Bond	0.250%	7/15/15	4,385	4,373
United States Treasury Note/Bond	1.750%	7/31/15	2,750	2,827
United States Treasury Note/Bond	0.250%	8/15/15	10,107	10,069
United States Treasury Note/Bond	4.250%	8/15/15	1,600	1,730
United States Treasury Note/Bond	10.625%	8/15/15	35	43
United States Treasury Note/Bond	0.250%	9/15/15	7,950	7,916
United States Treasury Note/Bond	0.250%	10/15/15	1,160	1,155
United States Treasury Note/Bond	1.250%	10/31/15	1,250	1,273
United States Treasury Note/Bond	0.375%	11/15/15	8,475	8,454
United States Treasury Note/Bond	4.500%	11/15/15	600	657
United States Treasury Note/Bond	9.875%	11/15/15	1,450	1,770
United States Treasury Note/Bond	1.375%	11/30/15	6,110	6,239
United States Treasury Note/Bond	0.250%	12/15/15	7,426	7,380
United States Treasury Note/Bond	2.125%	12/31/15	1,775	1,846
United States Treasury Note/Bond	0.375%	1/15/16	2,943	2,932
United States Treasury Note/Bond	0.375%	2/15/16	22,020	21,913
United States Treasury Note/Bond	4.500%	2/15/16	6,750	7,442
United States Treasury Note/Bond	9.250%	2/15/16	75	92
United States Treasury Note/Bond	2.125%	2/29/16	2,350	2,447
United States Treasury Note/Bond	0.375%	3/15/16	5,250	5,220
United States Treasury Note/Bond	2.375%	3/31/16	4,825	5,060
United States Treasury Note/Bond	0.250%	4/15/16	11,450	11,335
United States Treasury Note/Bond	2.000%	4/30/16	9,575	9,942
United States Treasury Note/Bond	2.625%	4/30/16	6,875	7,258
United States Treasury Note/Bond	0.250%	5/15/16	15,140	14,974

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	5.125%	5/15/16	10,725	12,096
United States Treasury Note/Bond	7.250%	5/15/16	685	814
United States Treasury Note/Bond	1.750%	5/31/16	2,575	2,655
United States Treasury Note/Bond	3.250%	5/31/16	575	618
United States Treasury Note/Bond	0.500%	6/15/16	415	413
United States Treasury Note/Bond	3.250%	6/30/16	700	753
United States Treasury Note/Bond	1.500%	7/31/16	2,325	2,380
United States Treasury Note/Bond	3.250%	7/31/16	1,825	1,966
United States Treasury Note/Bond	4.875%	8/15/16	1,500	1,692
United States Treasury Note/Bond	1.000%	8/31/16	4,000	4,030
United States Treasury Note/Bond	3.000%	8/31/16	5,050	5,407
United States Treasury Note/Bond	3.000%	9/30/16	5,850	6,269
United States Treasury Note/Bond	1.000%	10/31/16	1,270	1,277
United States Treasury Note/Bond	3.125%	10/31/16	2,000	2,151
United States Treasury Note/Bond	4.625%	11/15/16	250	282
United States Treasury Note/Bond	7.500%	11/15/16	2,100	2,567
United States Treasury Note/Bond	0.875%	11/30/16	2,500	2,501
United States Treasury Note/Bond	2.750%	11/30/16	20,150	21,428
United States Treasury Note/Bond	0.875%	12/31/16	10,535	10,527
United States Treasury Note/Bond	0.875%	1/31/17	550	549
United States Treasury Note/Bond	3.125%	1/31/17	1,925	2,076
United States Treasury Note/Bond	4.625%	2/15/17	200	226
United States Treasury Note/Bond	0.875%	2/28/17	700	698
United States Treasury Note/Bond	3.000%	2/28/17	725	779
United States Treasury Note/Bond	1.000%	3/31/17	155	155
United States Treasury Note/Bond	3.250%	3/31/17	10,575	11,462
United States Treasury Note/Bond	0.875%	4/30/17	2,255	2,243
United States Treasury Note/Bond	4.500%	5/15/17	6,420	7,270
United States Treasury Note/Bond	8.750%	5/15/17	5,125	6,639
United States Treasury Note/Bond	0.625%	5/31/17	775	762
United States Treasury Note/Bond	2.750%	5/31/17	530	565
United States Treasury Note/Bond	2.500%	6/30/17	13,100	13,837
United States Treasury Note/Bond	0.500%	7/31/17	1,257	1,227
United States Treasury Note/Bond	2.375%	7/31/17	3,775	3,967
United States Treasury Note/Bond	4.750%	8/15/17	2,175	2,496
United States Treasury Note/Bond	8.875%	8/15/17	5,650	7,431
United States Treasury Note/Bond	0.625%	8/31/17	555	543
United States Treasury Note/Bond	1.875%	8/31/17	4,840	4,985
United States Treasury Note/Bond	0.625%	9/30/17	10,710	10,469
United States Treasury Note/Bond	1.875%	9/30/17	4,400	4,529
United States Treasury Note/Bond	0.750%	10/31/17	6,420	6,297
United States Treasury Note/Bond	1.875%	10/31/17	6,125	6,300
United States Treasury Note/Bond	4.250%	11/15/17	975	1,102
United States Treasury Note/Bond	0.625%	11/30/17	1,549	1,509
United States Treasury Note/Bond	0.750%	12/31/17	305	298
United States Treasury Note/Bond	0.875%	1/31/18	14,225	13,963
United States Treasury Note/Bond	2.625%	1/31/18	100	106
United States Treasury Note/Bond	0.750%	2/28/18	2,000	1,950
United States Treasury Note/Bond	2.750%	2/28/18	1,000	1,067
United States Treasury Note/Bond	0.750%	3/31/18	1,215	1,182
United States Treasury Note/Bond	2.875%	3/31/18	3,575	3,832
United States Treasury Note/Bond	0.625%	4/30/18	175	169
United States Treasury Note/Bond	2.625%	4/30/18	1,275	1,352
United States Treasury Note/Bond	3.875%	5/15/18	523	586
United States Treasury Note/Bond	9.125%	5/15/18	50	68
United States Treasury Note/Bond	1.000%	5/31/18	12,155	11,939
United States Treasury Note/Bond	2.375%	5/31/18	2,350	2,463
United States Treasury Note/Bond	1.375%	6/30/18	7,075	7,068
United States Treasury Note/Bond	2.375%	6/30/18	4,750	4,977
United States Treasury Note/Bond	2.250%	7/31/18	6,250	6,506

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	4.000%	8/15/18	1,375	1,552
United States Treasury Note/Bond	1.500%	8/31/18	8,175	8,195
United States Treasury Note/Bond	1.375%	9/30/18	10,500	10,447
United States Treasury Note/Bond	1.750%	10/31/18	10,475	10,617
United States Treasury Note/Bond	3.750%	11/15/18	5,275	5,895
United States Treasury Note/Bond	1.375%	11/30/18	13,500	13,403
United States Treasury Note/Bond	8.875%	2/15/19	260	363
United States Treasury Note/Bond	1.375%	2/28/19	575	568
United States Treasury Note/Bond	1.500%	3/31/19	350	348
United States Treasury Note/Bond	1.250%	4/30/19	275	269
United States Treasury Note/Bond	3.125%	5/15/19	200	217
United States Treasury Note/Bond	1.125%	5/31/19	1,025	994
United States Treasury Note/Bond	1.000%	6/30/19	2,050	1,969
United States Treasury Note/Bond	3.625%	8/15/19	1,857	2,067
United States Treasury Note/Bond	8.125%	8/15/19	195	269
United States Treasury Note/Bond	1.000%	8/31/19	575	550
United States Treasury Note/Bond	1.000%	9/30/19	575	550
United States Treasury Note/Bond	1.250%	10/31/19	625	606
United States Treasury Note/Bond	3.375%	11/15/19	11,485	12,630
United States Treasury Note/Bond	1.125%	12/31/19	2,030	1,944
United States Treasury Note/Bond	1.375%	1/31/20	864	840
United States Treasury Note/Bond	3.625%	2/15/20	27,475	30,630
United States Treasury Note/Bond	8.500%	2/15/20	65	92
United States Treasury Note/Bond	1.250%	2/29/20	1,868	1,797
United States Treasury Note/Bond	1.125%	3/31/20	8,900	8,473
United States Treasury Note/Bond	1.125%	4/30/20	8,100	7,698
United States Treasury Note/Bond	3.500%	5/15/20	3,515	3,887
United States Treasury Note/Bond	1.375%	5/31/20	300	289
United States Treasury Note/Bond	1.875%	6/30/20	8,625	8,587
United States Treasury Note/Bond	2.625%	8/15/20	10,850	11,332
United States Treasury Note/Bond	8.750%	8/15/20	9,225	13,457
United States Treasury Note/Bond	2.625%	11/15/20	7,405	7,712
United States Treasury Note/Bond	3.625%	2/15/21	8,225	9,137
United States Treasury Note/Bond	7.875%	2/15/21	2,880	4,079
United States Treasury Note/Bond	3.125%	5/15/21	2,950	3,166
United States Treasury Note/Bond	2.125%	8/15/21	156	155
United States Treasury Note/Bond	2.000%	11/15/21	890	874
United States Treasury Note/Bond	8.000%	11/15/21	1,070	1,550
United States Treasury Note/Bond	2.000%	2/15/22	10	10
United States Treasury Note/Bond	1.750%	5/15/22	212	202
United States Treasury Note/Bond	1.625%	8/15/22	196	184
United States Treasury Note/Bond	1.625%	11/15/22	13,482	12,576
United States Treasury Note/Bond	7.625%	11/15/22	40	58
United States Treasury Note/Bond	2.000%	2/15/23	523	503
United States Treasury Note/Bond	7.125%	2/15/23	1,690	2,385
United States Treasury Note/Bond	1.750%	5/15/23	22,745	21,288
United States Treasury Note/Bond	6.250%	8/15/23	11,290	15,139
United States Treasury Note/Bond	7.500%	11/15/24	25	37
United States Treasury Note/Bond	6.875%	8/15/25	4,325	6,189
United States Treasury Note/Bond	6.000%	2/15/26	2,100	2,818
United States Treasury Note/Bond	6.750%	8/15/26	5	7
United States Treasury Note/Bond	6.500%	11/15/26	765	1,075
United States Treasury Note/Bond	6.625%	2/15/27	1,065	1,516
United States Treasury Note/Bond	6.375%	8/15/27	185	259
United States Treasury Note/Bond	5.500%	8/15/28	2,205	2,869
United States Treasury Note/Bond	5.250%	11/15/28	1,435	1,824
United States Treasury Note/Bond	5.250%	2/15/29	1,140	1,450
United States Treasury Note/Bond	6.125%	8/15/29	930	1,293
United States Treasury Note/Bond	6.250%	5/15/30	550	779
United States Treasury Note/Bond	4.500%	5/15/38	428	511
United States Treasury Note/Bond	3.500%	2/15/39	3,617	3,680
United States Treasury Note/Bond	4.250%	5/15/39	3,000	3,453
United States Treasury Note/Bond	4.500%	8/15/39	5,806	6,947
United States Treasury Note/Bond	4.375%	11/15/39	7,417	8,706
United States Treasury Note/Bond	4.625%	2/15/40	2,850	3,476
United States Treasury Note/Bond	4.375%	5/15/40	985	1,156
United States Treasury Note/Bond	3.875%	8/15/40	8,065	8,727
United States Treasury Note/Bond	4.250%	11/15/40	8,375	9,639
United States Treasury Note/Bond	4.750%	2/15/41	3,156	3,926
United States Treasury Note/Bond	3.125%	11/15/41	520	488
United States Treasury Note/Bond	3.125%	2/15/42	365	342

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	United States Treasury Note/Bond	3.000%	5/15/42	8,550	7,803
	United States Treasury Note/Bond	2.750%	8/15/42	4,060	3,509
	United States Treasury Note/Bond	2.750%	11/15/42	19,685	16,997
	United States Treasury Note/Bond	3.125%	2/15/43	1,980	1,850
					934,700
Agency Bonds and Notes (4.0%)
	Egypt Government AID Bonds	4.450%	9/15/15	650	704
1	Federal Agricultural Mortgage Corp.	2.125%	9/15/15	75	78
1	Federal Agricultural Mortgage Corp.	2.000%	7/27/16	100	103
1	Federal Farm Credit Banks	3.000%	9/22/14	150	155
1	Federal Farm Credit Banks	1.625%	11/19/14	325	331
1	Federal Farm Credit Banks	0.500%	6/23/15	200	200
1	Federal Farm Credit Banks	1.500%	11/16/15	200	205
1	Federal Farm Credit Banks	4.875%	12/16/15	175	194
1	Federal Farm Credit Banks	1.050%	3/28/16	100	101
1	Federal Farm Credit Banks	5.125%	8/25/16	225	255
1	Federal Farm Credit Banks	4.875%	1/17/17	250	285
1	Federal Farm Credit Banks	5.150%	11/15/19	500	584
1	Federal Home Loan Banks	5.500%	8/13/14	700	741
1	Federal Home Loan Banks	4.500%	11/14/14	350	370
1	Federal Home Loan Banks	2.750%	12/12/14	200	207
1	Federal Home Loan Banks	0.250%	1/16/15	600	599
1	Federal Home Loan Banks	0.250%	2/20/15	1,000	999
1	Federal Home Loan Banks	3.125%	3/11/16	875	931
1	Federal Home Loan Banks	5.375%	5/18/16	1,000	1,132
1	Federal Home Loan Banks	5.625%	6/13/16	75	85
1	Federal Home Loan Banks	0.375%	6/24/16	500	494
1	Federal Home Loan Banks	5.125%	10/19/16	525	597
1	Federal Home Loan Banks	4.750%	12/16/16	1,200	1,357
1	Federal Home Loan Banks	4.875%	5/17/17	550	628
1	Federal Home Loan Banks	1.000%	6/21/17	400	396
1	Federal Home Loan Banks	5.000%	11/17/17	225	259
1	Federal Home Loan Banks	5.375%	8/15/18	150	176
1	Federal Home Loan Banks	1.875%	3/13/20	75	73
1	Federal Home Loan Banks	4.125%	3/13/20	300	333
1	Federal Home Loan Banks	5.250%	12/11/20	425	506
1	Federal Home Loan Banks	5.625%	6/11/21	35	43
1	Federal Home Loan Banks	2.125%	3/10/23	1,250	1,159
1	Federal Home Loan Banks	5.500%	7/15/36	1,400	1,707
2	Federal Home Loan Mortgage Corp.	5.000%	7/15/14	2,225	2,335
2	Federal Home Loan Mortgage Corp.	3.000%	7/28/14	2,000	2,060
2	Federal Home Loan Mortgage Corp.	1.000%	7/30/14	350	353
2	Federal Home Loan Mortgage Corp.	1.000%	8/20/14	575	580
2	Federal Home Loan Mortgage Corp.	1.000%	8/27/14	1,175	1,185
2	Federal Home Loan Mortgage Corp.	0.500%	9/19/14	275	276
2	Federal Home Loan Mortgage Corp.	0.750%	11/25/14	850	855
2	Federal Home Loan Mortgage Corp.	0.625%	12/29/14	875	879
2	Federal Home Loan Mortgage Corp.	2.875%	2/9/15	400	416
2	Federal Home Loan Mortgage Corp.	0.500%	4/17/15	2,000	2,004
2	Federal Home Loan Mortgage Corp.	1.750%	9/10/15	700	719
2	Federal Home Loan Mortgage Corp.	5.250%	4/18/16	625	703
2	Federal Home Loan Mortgage Corp.	0.500%	5/13/16	1,000	994
2	Federal Home Loan Mortgage Corp.	2.500%	5/27/16	325	341
2	Federal Home Loan Mortgage Corp.	5.500%	7/18/16	1,375	1,568
2	Federal Home Loan Mortgage Corp.	2.000%	8/25/16	775	802
2	Federal Home Loan Mortgage Corp.	1.000%	3/8/17	1,000	995
2	Federal Home Loan Mortgage Corp.	1.250%	5/12/17	5,000	5,011
2	Federal Home Loan Mortgage Corp.	1.000%	6/29/17	625	619
2	Federal Home Loan Mortgage Corp.	1.000%	7/28/17	500	494
2	Federal Home Loan Mortgage Corp.	1.000%	9/29/17	700	690
2	Federal Home Loan Mortgage Corp.	5.125%	11/17/17	200	231
2	Federal Home Loan Mortgage Corp.	0.750%	1/12/18	700	678
2	Federal Home Loan Mortgage Corp.	0.875%	3/7/18	1,000	970
2	Federal Home Loan Mortgage Corp.	4.875%	6/13/18	550	635
2	Federal Home Loan Mortgage Corp.	3.750%	3/27/19	625	686
2	Federal Home Loan Mortgage Corp.	1.750%	5/30/19	1,150	1,134
2	Federal Home Loan Mortgage Corp.	1.250%	8/1/19	700	667
2	Federal Home Loan Mortgage Corp.	1.250%	10/2/19	1,150	1,089
2	Federal Home Loan Mortgage Corp.	1.375%	5/1/20	1,300	1,226
2	Federal Home Loan Mortgage Corp.	2.375%	1/13/22	800	776
2	Federal Home Loan Mortgage Corp.	6.750%	9/15/29	400	547

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
2	Federal Home Loan Mortgage Corp.	6.750%	3/15/31	1,525	2,100
2	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	250	332
2	Federal National Mortgage Assn.	0.875%	8/28/14	2,925	2,947
2	Federal National Mortgage Assn.	3.000%	9/16/14	450	465
2	Federal National Mortgage Assn.	4.625%	10/15/14	725	766
2	Federal National Mortgage Assn.	0.625%	10/30/14	1,085	1,090
2	Federal National Mortgage Assn.	2.625%	11/20/14	1,855	1,915
2	Federal National Mortgage Assn.	0.750%	12/19/14	825	830
2	Federal National Mortgage Assn.	0.375%	3/16/15	700	700
2	Federal National Mortgage Assn.	0.500%	5/27/15	900	902
2	Federal National Mortgage Assn.	0.500%	7/2/15	1,000	1,001
2	Federal National Mortgage Assn.	2.375%	7/28/15	2,250	2,338
2	Federal National Mortgage Assn.	0.500%	9/28/15	1,300	1,299
2	Federal National Mortgage Assn.	4.375%	10/15/15	1,725	1,875
2	Federal National Mortgage Assn.	1.625%	10/26/15	450	461
2	Federal National Mortgage Assn.	0.375%	12/21/15	675	671
2	Federal National Mortgage Assn.	5.000%	3/15/16	150	167
2	Federal National Mortgage Assn.	0.500%	3/30/16	975	970
2	Federal National Mortgage Assn.	2.375%	4/11/16	450	471
2	Federal National Mortgage Assn.	0.375%	7/5/16	1,000	988
2	Federal National Mortgage Assn.	5.250%	9/15/16	550	626
2	Federal National Mortgage Assn.	1.250%	9/28/16	875	885
2	Federal National Mortgage Assn.	1.375%	11/15/16	1,175	1,191
2	Federal National Mortgage Assn.	1.250%	1/30/17	1,000	1,005
2	Federal National Mortgage Assn.	5.000%	2/13/17	1,925	2,193
2	Federal National Mortgage Assn.	1.125%	4/27/17	2,950	2,944
2	Federal National Mortgage Assn.	5.000%	5/11/17	2,000	2,290
2	Federal National Mortgage Assn.	5.375%	6/12/17	1,000	1,159
2	Federal National Mortgage Assn.	0.875%	10/26/17	900	881
2	Federal National Mortgage Assn.	0.875%	12/20/17	1,500	1,462
2	Federal National Mortgage Assn.	0.875%	2/8/18	2,500	2,430
2	Federal National Mortgage Assn.	0.875%	5/21/18	650	628
2	Federal National Mortgage Assn.	0.000%	10/9/19	275	231
2	Federal National Mortgage Assn.	6.250%	5/15/29	175	227
2	Federal National Mortgage Assn.	7.125%	1/15/30	925	1,303
2	Federal National Mortgage Assn.	7.250%	5/15/30	300	429
2	Federal National Mortgage Assn.	6.625%	11/15/30	300	408
2	Federal National Mortgage Assn.	5.625%	7/15/37	275	344
1	Financing Corp.	9.650%	11/2/18	225	313
	Israel Government AID Bond	5.500%	12/4/23	50	61
	Israel Government AID Bond	5.500%	4/26/24	475	583
	Private Export Funding Corp.	3.050%	10/15/14	250	258
	Private Export Funding Corp.	1.375%	2/15/17	25	25
	Private Export Funding Corp.	2.250%	12/15/17	125	129
	Private Export Funding Corp.	4.375%	3/15/19	200	224
	Private Export Funding Corp.	1.450%	8/15/19	100	97
	Private Export Funding Corp.	4.300%	12/15/21	100	111
	Private Export Funding Corp.	2.800%	5/15/22	125	124
	Private Export Funding Corp.	2.050%	11/15/22	1,075	992
	Private Export Funding Corp.	2.450%	7/15/24	100	93
1	Tennessee Valley Authority	5.500%	7/18/17	275	317
1	Tennessee Valley Authority	4.500%	4/1/18	175	198
1	Tennessee Valley Authority	3.875%	2/15/21	250	271
1	Tennessee Valley Authority	1.875%	8/15/22	175	161
1	Tennessee Valley Authority	6.750%	11/1/25	50	67
1	Tennessee Valley Authority	7.125%	5/1/30	1,000	1,384
1	Tennessee Valley Authority	4.650%	6/15/35	175	185
1	Tennessee Valley Authority	5.880%	4/1/36	250	308
1	Tennessee Valley Authority	5.500%	6/15/38	100	118
1	Tennessee Valley Authority	5.250%	9/15/39	225	255
1	Tennessee Valley Authority	3.500%	12/15/42	200	169
1	Tennessee Valley Authority	4.875%	1/15/48	100	106
1	Tennessee Valley Authority	5.375%	4/1/56	50	56
1	Tennessee Valley Authority	4.625%	9/15/60	180	175
					98,209
Conventional Mortgage-Backed Securities (23.4%)
[2,3,4] Fannie Mae Pool		2.000%	7/1/28	1,725	1,679
[2,3,4] Fannie Mae Pool		2.500%	3/1/27–
			1/1/43	12,277	12,285
[2,3,4] Fannie Mae Pool		3.000%	11/1/25–
			7/1/43	36,998	36,965

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[2,3,4] Fannie Mae Pool		3.500%	9/1/25–
			7/1/43	44,242	45,286
[2,3,4] Fannie Mae Pool		4.000%	8/1/18–
			7/1/43	42,125	44,135
[2,3]	Fannie Mae Pool	4.500%	2/1/18–
			7/1/43	30,289	32,204
[2,3]	Fannie Mae Pool	5.000%	3/1/17–
			7/1/43	26,450	28,567
[2,3]	Fannie Mae Pool	5.500%	9/1/14–
			6/1/43	22,311	24,377
[2,3]	Fannie Mae Pool	6.000%	11/1/13–
			7/1/40	16,123	17,653
[2,3]	Fannie Mae Pool	6.500%	11/1/14–
			10/1/39	6,005	6,736
[2,3]	Fannie Mae Pool	7.000%	9/1/14–
			11/1/37	1,664	1,894
[2,3]	Fannie Mae Pool	7.500%	11/1/22–
			2/1/32	122	135
[2,3]	Fannie Mae Pool	8.000%	8/1/17–
			11/1/30	65	70
[2,3]	Fannie Mae Pool	8.500%	7/1/22–
			4/1/31	19	21
[2,3]	Fannie Mae Pool	9.000%	7/1/22–
			12/1/24	2	2
[2,3]	Fannie Mae Pool	9.500%	12/1/18–
			2/1/25	4	4
[2,3]	Fannie Mae Pool	10.000%	8/1/20–
			8/1/21	1	1
[2,3,4] Freddie Mac Gold Pool		2.000%	7/1/28	475	462
[2,3,4] Freddie Mac Gold Pool		2.500%	7/1/28–
			2/1/43	9,645	9,618
[2,3,4] Freddie Mac Gold Pool		3.000%	3/1/27–
			7/1/43	18,837	18,793
[2,3,4] Freddie Mac Gold Pool		3.500%	9/1/25–
			7/1/43	23,767	24,249
[2,3,4] Freddie Mac Gold Pool		4.000%	9/1/13–
			7/1/43	24,242	25,287
[2,3,4] Freddie Mac Gold Pool		4.500%	1/1/18–
			7/1/43	22,455	23,703
[2,3,4] Freddie Mac Gold Pool		5.000%	10/1/17–
			7/1/43	16,758	17,932
[2,3]	Freddie Mac Gold Pool	5.500%	12/1/13–
			6/1/41	15,773	17,014
[2,3,4] Freddie Mac Gold Pool		6.000%	7/1/13–
			7/1/43	10,300	11,223
[2,3]	Freddie Mac Gold Pool	6.500%	8/1/13–
			4/1/39	3,215	3,601
[2,3]	Freddie Mac Gold Pool	7.000%	1/1/15–
			2/1/37	936	1,068
[2,3]	Freddie Mac Gold Pool	7.500%	9/1/15–
			10/1/30	72	77
[2,3]	Freddie Mac Gold Pool	8.000%	12/1/15–
			7/1/30	68	76
[2,3]	Freddie Mac Gold Pool	8.500%	3/1/23–
			11/1/30	34	40
[2,3]	Freddie Mac Gold Pool	9.000%	5/1/27–
			5/1/30	6	6
[2,3]	Freddie Mac Gold Pool	10.000%	3/1/17	2	2
[2,3]	Freddie Mac Non Gold Pool	10.000%	11/1/19	1	1
[3,4]	Ginnie Mae I Pool	3.000%	1/15/26–
			7/1/43	3,896	3,867
3	Ginnie Mae I Pool	3.500%	11/15/25–
			1/15/42	5,811	5,998
[3,4]	Ginnie Mae I Pool	4.000%	10/15/24–
			7/1/43	9,821	10,315
[3,4]	Ginnie Mae I Pool	4.500%	8/15/18–
			7/1/43	14,205	15,140
3	Ginnie Mae I Pool	5.000%	1/15/18–
			4/15/41	8,134	8,805
[3,4]	Ginnie Mae I Pool	5.500%	6/15/18–
			7/1/43	5,561	6,088

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
3	Ginnie Mae I Pool	6.000%	2/15/17–
			3/15/40	4,456	4,947
3	Ginnie Mae I Pool	6.500%	9/15/13–
			2/15/39	1,315	1,505
3	Ginnie Mae I Pool	7.000%	5/15/23–
			10/15/31	204	230
3	Ginnie Mae I Pool	7.500%	4/15/22–
			1/15/31	96	109
3	Ginnie Mae I Pool	8.000%	2/15/22–
			10/15/30	65	72
3	Ginnie Mae I Pool	8.500%	6/15/24–
			9/15/26	11	12
3	Ginnie Mae I Pool	9.000%	4/15/16–
			7/15/30	14	16
3	Ginnie Mae I Pool	9.500%	12/15/21	3	4
3	Ginnie Mae I Pool	10.000%	5/15/20	1	1
3	Ginnie Mae II Pool	2.500%	2/20/28–
			2/20/28	415	422
[3,4]	Ginnie Mae II Pool	3.000%	2/20/27–
			7/1/43	13,491	13,384
[3,4]	Ginnie Mae II Pool	3.500%	9/20/25–
			7/1/43	27,269	28,072
3	Ginnie Mae II Pool	4.000%	9/20/25–
			7/1/43	17,119	18,015
3	Ginnie Mae II Pool	4.500%	6/20/39–
			7/1/43	18,703	20,089
3	Ginnie Mae II Pool	5.000%	3/20/18–
			6/20/42	13,945	15,176
3	Ginnie Mae II Pool	5.500%	6/20/34–
			8/20/41	4,206	4,597
3	Ginnie Mae II Pool	6.000%	3/20/33–
			7/20/39	2,555	2,841
3	Ginnie Mae II Pool	6.500%	12/20/35–
			11/20/39	912	1,045
3	Ginnie Mae II Pool	7.000%	8/20/36–
			4/20/38	89	101
					566,017
Nonconventional Mortgage-Backed Securities (0.8%)
[2,3,5] Fannie Mae Pool		1.563%	4/1/37	36	38
[2,3]	Fannie Mae Pool	2.205%	9/1/42	283	290
[2,3]	Fannie Mae Pool	2.206%	12/1/41	221	233
[2,3,5] Fannie Mae Pool		2.235%	6/1/37	42	45
[2,3]	Fannie Mae Pool	2.239%	10/1/42	199	202
[2,3,5] Fannie Mae Pool		2.348%	8/1/37	68	72
[2,3,5] Fannie Mae Pool		2.392%	12/1/35	87	92
[2,3,5] Fannie Mae Pool		2.420%	9/1/37	71	76
[2,3]	Fannie Mae Pool	2.422%	5/1/42	253	261
[2,3]	Fannie Mae Pool	2.522%	12/1/40	167	172
[2,3]	Fannie Mae Pool	2.538%	10/1/40	234	241
[2,3,5] Fannie Mae Pool		2.550%	1/1/35	150	162
[2,3,5] Fannie Mae Pool		2.556%	2/1/36	32	33
[2,3]	Fannie Mae Pool	2.610%	12/1/41	237	248
[2,3]	Fannie Mae Pool	2.612%	11/1/41	224	233
[2,3,5] Fannie Mae Pool		2.649%	9/1/34	23	24
[2,3,5] Fannie Mae Pool		2.667%	1/1/37	76	82
[2,3]	Fannie Mae Pool	2.686%	1/1/42	235	244
[2,3,5] Fannie Mae Pool		2.717%	8/1/35	184	196
[2,3]	Fannie Mae Pool	2.794%	3/1/42	253	261
[2,3,5] Fannie Mae Pool		2.810%	11/1/33	32	35
[2,3]	Fannie Mae Pool	2.815%	1/1/42	162	166
[2,3]	Fannie Mae Pool	2.825%	3/1/41	142	147
[2,3]	Fannie Mae Pool	2.843%	11/1/41	229	237
[2,3]	Fannie Mae Pool	2.904%	12/1/40	117	119
[2,3]	Fannie Mae Pool	2.930%	5/1/42	102	108
[2,3]	Fannie Mae Pool	3.020%	3/1/41	267	278
[2,3]	Fannie Mae Pool	3.031%	3/1/42	188	199
[2,3]	Fannie Mae Pool	3.034%	2/1/41	101	103
[2,3]	Fannie Mae Pool	3.124%	2/1/41	115	120
[2,3]	Fannie Mae Pool	3.151%	12/1/40–
			2/1/41	291	301
[2,3]	Fannie Mae Pool	3.172%	9/1/40	190	198

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[2,3]	Fannie Mae Pool	3.201%	12/1/40	162	168
[2,3]	Fannie Mae Pool	3.223%	8/1/40	184	191
[2,3]	Fannie Mae Pool	3.241%	10/1/40	166	173
[2,3]	Fannie Mae Pool	3.264%	1/1/41	147	154
[2,3]	Fannie Mae Pool	3.281%	5/1/41	168	175
[2,3]	Fannie Mae Pool	3.283%	1/1/40	96	100
[2,3]	Fannie Mae Pool	3.293%	11/1/40	70	73
[2,3]	Fannie Mae Pool	3.341%	8/1/42	224	234
[2,3]	Fannie Mae Pool	3.394%	1/1/40	197	205
[2,3]	Fannie Mae Pool	3.404%	5/1/40	77	81
[2,3]	Fannie Mae Pool	3.436%	12/1/39	399	416
[2,3]	Fannie Mae Pool	3.490%	10/1/39	60	63
[2,3]	Fannie Mae Pool	3.496%	5/1/40	57	60
[2,3]	Fannie Mae Pool	3.542%	3/1/40	247	258
[2,3]	Fannie Mae Pool	3.560%	7/1/41	230	244
[2,3]	Fannie Mae Pool	3.580%	8/1/39	89	93
[2,3]	Fannie Mae Pool	3.583%	6/1/41	41	43
[2,3]	Fannie Mae Pool	3.588%	11/1/39	35	36
[2,3]	Fannie Mae Pool	3.604%	4/1/41	151	153
[2,3]	Fannie Mae Pool	3.627%	11/1/39	91	95
[2,3]	Fannie Mae Pool	3.669%	7/1/39	54	56
[2,3,5] Fannie Mae Pool		3.688%	6/1/36	5	5
[2,3]	Fannie Mae Pool	3.695%	5/1/40	331	347
[2,3]	Fannie Mae Pool	3.747%	6/1/41	163	168
[2,3]	Fannie Mae Pool	3.780%	2/1/40	334	350
[2,3]	Fannie Mae Pool	3.814%	9/1/40	222	234
[2,3,5] Fannie Mae Pool		4.208%	11/1/34	47	50
[2,3]	Fannie Mae Pool	4.218%	12/1/39	236	253
[2,3,5] Fannie Mae Pool		4.543%	10/1/38	150	159
[2,3]	Fannie Mae Pool	4.914%	12/1/33	28	30
[2,3]	Fannie Mae Pool	5.066%	3/1/38	130	140
[2,3]	Fannie Mae Pool	5.238%	7/1/36	52	56
[2,3,5] Fannie Mae Pool		5.253%	11/1/39	112	122
[2,3]	Fannie Mae Pool	5.259%	7/1/38	14	15
[2,3]	Fannie Mae Pool	5.383%	8/1/39	211	229
[2,3]	Fannie Mae Pool	5.590%	5/1/36	63	68
[2,3]	Fannie Mae Pool	5.684%	4/1/37	91	98
[2,3]	Fannie Mae Pool	5.776%	12/1/37	138	149
[2,3]	Fannie Mae Pool	5.793%	10/1/37	83	89
[2,3]	Fannie Mae Pool	6.013%	7/1/37	18	19
[2,3]	Fannie Mae Pool	6.024%	11/1/36	115	123
[2,3]	Fannie Mae Pool	6.128%	10/1/37	126	136
[2,3,5] Freddie Mac Non Gold Pool		1.855%	6/1/37	44	45
[2,3,5] Freddie Mac Non Gold Pool		2.216%	7/1/35	55	58
[2,3,5] Freddie Mac Non Gold Pool		2.376%	11/1/34	80	86
[2,3]	Freddie Mac Non Gold Pool	2.579%	2/1/42	179	185
[2,3,5] Freddie Mac Non Gold Pool		2.602%	1/1/35	10	11
[2,3]	Freddie Mac Non Gold Pool	2.628%	12/1/40	114	118
[2,3,5] Freddie Mac Non Gold Pool		2.688%	10/1/37	38	40
[2,3]	Freddie Mac Non Gold Pool	2.700%	11/1/40	83	86
[2,3]	Freddie Mac Non Gold Pool	2.701%	12/1/40	179	185
[2,3,5] Freddie Mac Non Gold Pool		2.720%	12/1/34	58	62
[2,3,5] Freddie Mac Non Gold Pool		2.741%	12/1/35	49	52
[2,3,5] Freddie Mac Non Gold Pool		2.770%	12/1/36	111	118
[2,3]	Freddie Mac Non Gold Pool	2.784%	1/1/41	127	130
[2,3]	Freddie Mac Non Gold Pool	2.925%	2/1/41	191	199
[2,3]	Freddie Mac Non Gold Pool	2.957%	2/1/41	59	61
[2,3,5] Freddie Mac Non Gold Pool		3.020%	8/1/37	98	105
[2,3]	Freddie Mac Non Gold Pool	3.089%	3/1/41	87	90
[2,3]	Freddie Mac Non Gold Pool	3.094%	6/1/41	104	108
[2,3]	Freddie Mac Non Gold Pool	3.139%	11/1/40	186	194
[2,3]	Freddie Mac Non Gold Pool	3.266%	6/1/40	108	113
[2,3]	Freddie Mac Non Gold Pool	3.348%	5/1/40	45	47
[2,3]	Freddie Mac Non Gold Pool	3.424%	4/1/40	135	140
[2,3]	Freddie Mac Non Gold Pool	3.444%	5/1/40	53	55
[2,3]	Freddie Mac Non Gold Pool	3.480%	8/1/40	192	202
[2,3]	Freddie Mac Non Gold Pool	3.557%	11/1/39	230	240
[2,3]	Freddie Mac Non Gold Pool	3.613%	6/1/40	225	235
[2,3]	Freddie Mac Non Gold Pool	3.631%	1/1/40–
			6/1/40	269	282
[2,3]	Freddie Mac Non Gold Pool	3.680%	9/1/40	196	205

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[2,3]	Freddie Mac Non Gold Pool	4.025%	3/1/40	298	313
[2,3]	Freddie Mac Non Gold Pool	4.679%	5/1/38	13	14
[2,3]	Freddie Mac Non Gold Pool	4.889%	12/1/35	103	109
[2,3]	Freddie Mac Non Gold Pool	5.079%	10/1/36	63	66
[2,3]	Freddie Mac Non Gold Pool	5.102%	3/1/37	15	16
[2,3]	Freddie Mac Non Gold Pool	5.141%	5/1/36	37	39
[2,3]	Freddie Mac Non Gold Pool	5.237%	3/1/38	188	202
[2,3]	Freddie Mac Non Gold Pool	5.354%	1/1/38	25	27
[2,3]	Freddie Mac Non Gold Pool	5.484%	2/1/36	45	48
[2,3]	Freddie Mac Non Gold Pool	5.727%	9/1/37	89	96
[2,3]	Freddie Mac Non Gold Pool	5.780%	10/1/37	2	2
[2,3]	Freddie Mac Non Gold Pool	5.819%	5/1/37	114	123
[2,3]	Freddie Mac Non Gold Pool	6.005%	12/1/36	39	42
[2,3]	Freddie Mac Non Gold Pool	6.104%	12/1/36	83	89
[2,3]	Freddie Mac Non Gold Pool	6.365%	2/1/37	23	24
3	Ginnie Mae II Pool	2.500%	1/20/41–
			1/20/42	779	817
3	Ginnie Mae II Pool	3.000%	12/20/40–
			11/20/41	892	938
[3,5]	Ginnie Mae II Pool	3.500%	10/20/39–
			8/20/41	502	533
3	Ginnie Mae II Pool	3.750%	1/20/40	80	83
3	Ginnie Mae II Pool	4.000%	9/20/39–
			10/20/41	961	1,006
3	Ginnie Mae II Pool	5.000%	7/20/38–
			10/20/38	40	41
					19,207
Total U.S. Government and Agency Obligations (Cost $1,591,440) 1,618,133
Asset-Backed/Commercial Mortgage-Backed Securities (2.8%)
3	AEP Texas Central Transition
	Funding II LLC 2006-A	5.170%	1/1/18	100	113
3	Ally Auto Receivables Trust 2011-2	1.980%	4/15/16	175	177
3	Ally Auto Receivables Trust 2011-4	1.140%	6/15/16	67	67
3	Ally Auto Receivables Trust 2012-5	0.850%	1/16/18	140	140
3	AmeriCredit Automobile Receivables
	Trust 2012-1	1.230%	9/8/16	25	25
3	AmeriCredit Automobile Receivables
	Trust 2013-1	0.610%	10/10/17	41	41
3	AmeriCredit Automobile Receivables
	Trust 2013-2	0.650%	12/8/17	26	26
3	AmeriCredit Automobile Receivables
	Trust 2013-3	0.920%	4/9/18	64	64
3	Banc of America Commercial
	Mortgage Trust 2004-2	4.153%	11/10/38	26	26
3	Banc of America Commercial
	Mortgage Trust 2004-4	4.877%	7/10/42	510	522
3	Banc of America Commercial
	Mortgage Trust 2005-1	5.284%	11/10/42	53	54
3	Banc of America Commercial
	Mortgage Trust 2005-5	5.115%	10/10/45	700	762
3	Banc of America Commercial
	Mortgage Trust 2005-6	5.358%	9/10/47	50	54
3	Banc of America Commercial
	Mortgage Trust 2005-6	5.358%	9/10/47	90	92
3	Banc of America Commercial
	Mortgage Trust 2006-1	5.372%	9/10/45	475	518
3	Banc of America Commercial
	Mortgage Trust 2006-1	5.421%	9/10/45	5	5
3	Banc of America Commercial
	Mortgage Trust 2006-2	5.919%	5/10/45	325	358
3	Banc of America Commercial
	Mortgage Trust 2006-2	5.954%	5/10/45	85	81
3	Banc of America Commercial
	Mortgage Trust 2006-4	5.634%	7/10/46	500	551
3	Banc of America Commercial
	Mortgage Trust 2006-5	5.414%	9/10/47	425	463
3	Banc of America Commercial
	Mortgage Trust 2006-5	5.448%	9/10/47	50	52
3	Banc of America Commercial
	Mortgage Trust 2007-1	5.482%	1/15/49	145	151

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
3	Banc of America Commercial
	Mortgage Trust 2008-1	6.395%	2/10/51	500	576
6	Bank of Scotland plc	5.250%	2/21/17	375	421
3	Bear Stearns Commercial Mortgage
	Securities Trust 2002-TOP8	4.830%	8/15/38	3	3
3	Bear Stearns Commercial Mortgage
	Securities Trust 2003-TOP12	4.680%	8/13/39	170	171
3	Bear Stearns Commercial Mortgage
	Securities Trust 2004-PWR6	4.868%	11/11/41	60	62
3	Bear Stearns Commercial Mortgage
	Securities Trust 2005-PWR10	5.405%	12/11/40	130	141
3	Bear Stearns Commercial Mortgage
	Securities Trust 2005-PWR8	4.750%	6/11/41	110	114
3	Bear Stearns Commercial Mortgage
	Securities Trust 2005-TOP20	5.296%	10/12/42	350	376
3	Bear Stearns Commercial Mortgage
	Securities Trust 2006-PWR11	5.611%	3/11/39	125	136
3	Bear Stearns Commercial Mortgage
	Securities Trust 2006-PWR12	5.941%	9/11/38	150	162
3	Bear Stearns Commercial Mortgage
	Securities Trust 2006-PWR13	5.582%	9/11/41	95	104
3	Bear Stearns Commercial Mortgage
	Securities Trust 2006-TOP22	5.766%	4/12/38	175	193
3	Bear Stearns Commercial Mortgage
	Securities Trust 2006-TOP22	5.766%	4/12/38	125	134
3	Bear Stearns Commercial Mortgage
	Securities Trust 2006-TOP24	5.568%	10/12/41	237	258
3	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR16	5.853%	6/11/40	267	270
3	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR16	5.905%	6/11/40	150	163
3	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR17	5.694%	6/11/50	150	170
3	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR17	5.915%	6/11/50	235	261
3	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR18	5.613%	6/11/50	123	124
3	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR18	5.700%	6/11/50	575	654
3	Bear Stearns Commercial Mortgage
	Securities Trust 2007-TOP26	5.471%	1/12/45	69	78
3	Bear Stearns Commercial Mortgage
	Securities Trust 2007-TOP26	5.513%	1/12/45	190	201
3	Bear Stearns Commercial Mortgage
	Securities Trust 2007-TOP28	5.742%	9/11/42	825	946
3	Bear Stearns Commercial Mortgage
	Securities Trust 2007-TOP28	5.793%	9/11/42	140	144
3	Capital Auto Receivables Asset
	Trust 2013-1	0.790%	6/20/17	82	81
3	Capital One Multi-asset Execution
	Trust 2006-A3	5.050%	12/17/18	1,000	1,107
3	Capital One Multi-asset Execution
	Trust 2007-A7	5.750%	7/15/20	225	262
3	CarMax Auto Owner Trust 2012-3	0.790%	4/16/18	55	54
3	CarMax Auto Owner Trust 2013-2	0.640%	1/16/18	79	78
3	CarMax Auto Owner Trust 2013-2	0.840%	11/15/18	33	32
3	CD 2005-CD1 Commercial Mortgage
	Trust	5.392%	7/15/44	145	155
3	CD 2005-CD1 Commercial Mortgage
	Trust	5.392%	7/15/44	300	323
3	CD 2006-CD3 Mortgage Trust	5.648%	10/15/48	250	272
3	CD 2007-CD4 Commercial Mortgage
	Trust	5.322%	12/11/49	250	275
3	CD 2007-CD5 Mortgage Trust	5.886%	11/15/44	492	555
3	CenterPoint Energy Transition
	Bond Co. II LLC 2005-A	5.170%	8/1/19	44	49
3	CenterPoint Energy Transition
	Bond Co. II LLC 2005-A	5.302%	8/1/20	26	30
3	CenterPoint Energy Transition
	Bond Co. IV, LLC 2012-1	3.028%	10/15/25	350	346
3	Chase Issuance Trust 2006-A2	5.160%	4/16/18	397	441

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
3	Chase Issuance Trust 2008-A11	5.400%	7/15/15	250	250
3	Chase Issuance Trust 2012-A5	0.590%	8/15/17	100	100
3	Chase Issuance Trust 2012-A7	2.160%	9/16/24	313	292
3	Citibank Credit Card Issuance Trust
	2003-A7	4.150%	7/7/17	229	245
3	Citibank Credit Card Issuance Trust
	2004-A8	4.900%	12/12/16	237	252
3	Citibank Credit Card Issuance Trust
	2005-A2	4.850%	3/10/17	125	134
3	Citibank Credit Card Issuance Trust
	2005-A9	5.100%	11/20/17	301	331
3	Citibank Credit Card Issuance Trust
	2007-A8	5.650%	9/20/19	250	291
3	Citibank Credit Card Issuance Trust
	2008-A1	5.350%	2/7/20	245	282
3	Citibank Credit Card Issuance Trust
	2009-A4	4.900%	6/23/16	525	546
3	Citigroup Commercial Mortgage Trust
	2005-C3	4.830%	5/15/43	175	183
3	Citigroup Commercial Mortgage Trust
	2006-C4	5.939%	3/15/49	425	461
3	Citigroup Commercial Mortgage Trust
	2006-C5	5.431%	10/15/49	110	121
3	Citigroup Commercial Mortgage Trust
	2006-C5	5.462%	10/15/49	100	108
3	Citigroup Commercial Mortgage Trust
	2007-C6	5.885%	12/10/49	600	679
3	Citigroup Commercial Mortgage Trust
	2008-C7	6.339%	12/10/49	536	613
3	Citigroup Commercial Mortgage Trust
	2012-GC8	3.024%	9/10/45	75	71
3	Citigroup Commercial Mortgage Trust
	2013-GC11	3.093%	4/10/46	100	94
3	COBALT CMBS Commercial
	Mortgage Trust 2007-C3	5.985%	5/15/46	300	340
3	COMM 2004-LNB2 Mortgage Trust	4.715%	3/10/39	417	424
3	COMM 2005-C6 Mortgage Trust	5.116%	6/10/44	460	489
3	COMM 2006-C7 Mortgage Trust	5.940%	6/10/46	550	612
3	COMM 2006-C7 Mortgage Trust	5.965%	6/10/46	100	107
3	COMM 2006-C8 Mortgage Trust	5.248%	12/10/46	30	30
3	COMM 2007-C9 Mortgage Trust	5.993%	12/10/49	550	625
3	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	58	55
3	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	65	64
[3,6]	COMM 2012-CCRE3 Mortgage Trust	3.416%	11/15/45	78	76
3	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	125	116
3	COMM 2013-CCRE6 Mortgage Trust	3.101%	3/10/46	65	62
3	COMM 2013-CCRE7 Mortgage Trust	3.213%	3/10/46	50	47
3	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	71	70
3	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	104	97
3	COMM 2013-LC6 Mortgage Trust	3.282%	1/10/46	58	58
[3,6]	Commercial Mortgages Lease-Backed
	Certificates Series 2001-CMLB-1	6.746%	6/20/31	314	329
3	Credit Suisse Commercial Mortgage
	Trust Series 2006-C1	5.569%	2/15/39	200	214
3	Credit Suisse Commercial Mortgage
	Trust Series 2006-C1	5.569%	2/15/39	175	191
3	Credit Suisse Commercial Mortgage
	Trust Series 2006-C1	5.569%	2/15/39	100	103
3	Credit Suisse Commercial Mortgage
	Trust Series 2006-C3	5.989%	6/15/38	75	81
3	Credit Suisse Commercial Mortgage
	Trust Series 2006-C3	5.989%	6/15/38	598	660
3	Credit Suisse Commercial Mortgage
	Trust Series 2006-C4	5.509%	9/15/39	50	53
3	Credit Suisse Commercial Mortgage
	Trust Series 2006-C5	5.311%	12/15/39	150	166
3	Credit Suisse Commercial Mortgage
	Trust Series 2007-C1	5.383%	2/15/40	175	195
3	Credit Suisse Commercial Mortgage
	Trust Series 2007-C3	5.871%	6/15/39	168	192

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
3	CSFB Commercial Mortgage Trust
	2004-C1	4.750%	1/15/37	220	223
3	CSFB Commercial Mortgage Trust
	2005-C1	5.014%	2/15/38	245	255
3	CSFB Commercial Mortgage Trust
	2005-C1	5.075%	2/15/38	117	119
3	CSFB Commercial Mortgage Trust
	2005-C4	5.190%	8/15/38	75	76
3	CSFB Commercial Mortgage Trust
	2005-C5	5.100%	8/15/38	50	53
3	CSFB Commercial Mortgage Trust
	2005-C6	5.230%	12/15/40	85	85
3	Discover Card Execution Note Trust
	2007-A1	5.650%	3/16/20	275	319
3	Ford Credit Auto Owner Trust 2009-E	2.420%	11/15/14	54	54
3	Ford Credit Auto Owner Trust 2010-A	2.150%	6/15/15	290	291
3	Ford Credit Auto Owner Trust 2011-A	1.650%	5/15/16	100	101
3	Ford Credit Auto Owner Trust 2012-A	1.150%	6/15/17	150	151
3	Ford Credit Auto Owner Trust 2012-B	0.720%	12/15/16	100	100
3	Ford Credit Auto Owner Trust 2013-A	0.550%	7/15/17	104	103
3	Ford Credit Auto Owner Trust 2013-B	0.570%	10/15/17	70	70
3	Ford Credit Auto Owner Trust 2013-B	0.760%	8/15/18	30	30
3	GE Capital Credit Card Master Note
	Trust Series 2012-7	1.760%	9/15/22	148	143
3	GE Commercial Mortgage Corp.
	Series 2005-C3 Trust	4.974%	7/10/45	150	161
3	GE Commercial Mortgage Corp.
	Series 2006-C1 Trust	5.470%	3/10/44	425	462
3	GE Commercial Mortgage Corp.
	Series 2006-C1 Trust	5.470%	3/10/44	175	189
3	GE Commercial Mortgage Corp.
	Series 2007-C1 Trust	5.543%	12/10/49	275	305
3	GMAC Commercial Mortgage
	Securities Inc. Series 2004-C1 Trust	4.908%	3/10/38	350	356
3	GMAC Commercial Mortgage
	Securities Inc. Series 2004-C3 Trust	4.864%	12/10/41	400	418
3	GMAC Commercial Mortgage
	Securities Inc. Series 2005-C1 Trust	4.754%	5/10/43	100	104
3	Greenwich Capital Commercial
	Funding Corp. Commercial Mortgage
	Trust 2004-GG1	5.317%	6/10/36	636	649
3	Greenwich Capital Commercial
	Funding Corp. Commercial Mortgage
	Trust 2005-GG3	4.799%	8/10/42	1,200	1,256
3	Greenwich Capital Commercial
	Funding Corp. Commercial Mortgage
	Trust 2005-GG3	4.859%	8/10/42	100	102
3	Greenwich Capital Commercial
	Funding Corp. Commercial Mortgage
	Trust 2005-GG5	5.224%	4/10/37	775	830
3	Greenwich Capital Commercial
	Funding Corp. Commercial Mortgage
	Trust 2005-GG5	5.277%	4/10/37	150	159
3	Greenwich Capital Commercial
	Funding Corp. Commercial Mortgage
	Trust 2006-GG7	6.056%	7/10/38	250	277
3	Greenwich Capital Commercial
	Funding Corp. Commercial Mortgage
	Trust 2007-GG9	5.475%	3/10/39	50	53
3	GS Mortgage Securities Trust
	2004-GG2	5.396%	8/10/38	300	309
3	GS Mortgage Securities Trust
	2006-GG6	5.506%	4/10/38	106	108
3	GS Mortgage Securities Trust
	2006-GG6	5.553%	4/10/38	650	708
3	GS Mortgage Securities Trust
	2006-GG6	5.622%	4/10/38	150	161
3	GS Mortgage Securities Trust
	2011-GC5	3.707%	8/10/44	80	82
3	GS Mortgage Securities Trust
	2012-GC6	3.482%	1/10/45	300	306

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
3	GS Mortgage Securities Trust
	2012-GCJ7	3.377%	5/10/45	175	173
3	GS Mortgage Securities Trust
	2012-GCJ9	2.773%	11/10/45	125	115
3	GS Mortgage Securities Trust
	2013-GC10	2.943%	2/10/46	92	86
3	GS Mortgage Securities Trust
	2013-GC10	3.279%	2/10/46	35	35
3	GS Mortgage Securities Trust
	2013-GCJ12	3.135%	6/10/46	90	85
3	GS Mortgage Securities Trust
	2013-GCJ12	3.375%	6/10/46	39	38
3	Honda Auto Receivables 2011-1
	Owner Trust	1.800%	4/17/17	75	76
3	Honda Auto Receivables 2012-4
	Owner Trust	0.660%	12/18/18	125	124
3	Honda Auto Receivables 2013-2
	Owner Trust	0.530%	2/16/17	38	38
3	Honda Auto Receivables 2013-2
	Owner Trust	0.660%	6/17/19	38	38
3	Honda Auto Receivables Owner Trust
	2013-1	0.480%	11/21/16	136	135
3	Honda Auto Receivables Owner Trust
	2013-1	0.620%	3/21/19	109	108
3	Hyundai Auto Receivables Trust
	2012-C	0.730%	6/15/18	75	74
3	Hyundai Auto Receivables Trust
	2013-A	0.560%	7/17/17	69	69
3	Hyundai Auto Receivables Trust
	2013-A	0.750%	9/17/18	115	114
3	Hyundai Auto Receivables Trust
	2013-B	0.710%	9/15/17	100	100
3	Hyundai Auto Receivables Trust
	2013-B	1.010%	2/15/19	50	50
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2003-CIBC7	4.879%	1/12/38	630	635
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2004-CIBC10	4.654%	1/12/37	55	55
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2004-CIBC8	4.404%	1/12/39	144	146
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2004-CIBC9	5.758%	6/12/41	485	503
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2005-CIBC11	5.541%	8/12/37	50	51
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2005-CIBC13	5.513%	1/12/43	50	52
3	JP Morgan Chase Commercial
	Mortgage Securities Trust 2005-LDP2	4.780%	7/15/42	130	137
3	JP Morgan Chase Commercial
	Mortgage Securities Trust 2005-LDP4	4.918%	10/15/42	100	106
3	JP Morgan Chase Commercial
	Mortgage Securities Trust 2005-LDP5	5.367%	12/15/44	65	71
3	JP Morgan Chase Commercial
	Mortgage Securities Trust 2005-LDP5	5.409%	12/15/44	105	113
3	JP Morgan Chase Commercial
	Mortgage Securities Trust 2005-LDP5	5.488%	12/15/44	35	35
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2006-CIBC14	5.633%	12/12/44	75	81
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2006-CIBC16	5.593%	5/12/45	253	273
3	JP Morgan Chase Commercial
	Mortgage Securities Trust 2006-LDP6	5.475%	4/15/43	192	210

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
3	JP Morgan Chase Commercial
	Mortgage Securities Trust 2006-LDP7	6.056%	4/15/45	65	71
3	JP Morgan Chase Commercial
	Mortgage Securities Trust 2006-LDP7	6.056%	4/15/45	275	304
3	JP Morgan Chase Commercial
	Mortgage Securities Trust 2006-LDP7	6.056%	4/15/45	90	86
3	JP Morgan Chase Commercial
	Mortgage Securities Trust 2006-LDP8	5.440%	5/15/45	115	123
3	JP Morgan Chase Commercial
	Mortgage Securities Trust 2006-LDP8	5.447%	5/15/45	200	206
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-CIBC18	5.440%	6/12/47	250	281
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-CIBC20	5.794%	2/12/51	525	605
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-CIBC20	6.078%	2/12/51	75	83
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-LDP11	6.003%	6/15/49	300	338
3	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-C6	3.507%	5/15/45	225	230
3	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-C8	2.829%	10/15/45	150	140
3	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-CIBX	3.483%	6/15/45	176	171
3	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C10	3.143%	12/15/47	52	50
3	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C10	3.372%	12/15/47	39	39
3	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-LC11	2.960%	4/15/46	58	54
3	JPMBB Commercial Mortgage
	Securities Trust 2013-C12	3.664%	7/15/45	39	38
3	JPMBB Commercial Mortgage
	Securities Trust 2013-C12	4.027%	7/15/45	26	26
3	LB-UBS Commercial Mortgage Trust
	2003-C8	5.124%	11/15/32	100	100
3	LB-UBS Commercial Mortgage Trust
	2004-C7	4.786%	10/15/29	700	723
3	LB-UBS Commercial Mortgage Trust
	2005-C1	4.742%	2/15/30	350	365
3	LB-UBS Commercial Mortgage Trust
	2005-C2	5.150%	4/15/30	225	238
3	LB-UBS Commercial Mortgage Trust
	2005-C5	5.057%	9/15/40	50	50
3	LB-UBS Commercial Mortgage Trust
	2005-C7	5.197%	11/15/30	250	267
3	LB-UBS Commercial Mortgage Trust
	2006-C1	5.217%	2/15/31	120	128
3	LB-UBS Commercial Mortgage Trust
	2006-C3	5.661%	3/15/39	575	641
3	LB-UBS Commercial Mortgage Trust
	2006-C6	5.372%	9/15/39	82	92
3	LB-UBS Commercial Mortgage Trust
	2006-C6	5.413%	9/15/39	60	65
3	LB-UBS Commercial Mortgage Trust
	2006-C7	5.378%	11/15/38	75	80
3	LB-UBS Commercial Mortgage Trust
	2007-C1	5.424%	2/15/40	275	308
3	LB-UBS Commercial Mortgage Trust
	2007-C2	5.430%	2/15/40	325	353
3	LB-UBS Commercial Mortgage Trust
	2007-C7	5.866%	9/15/45	576	630
3	LB-UBS Commercial Mortgage Trust
	2008-C1	6.320%	4/15/41	200	236
3	LB-UBS Commercial Mortgage Trust
	2008-C1	6.320%	4/15/41	130	143

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
3	Merrill Lynch Mortgage Trust
	2003-KEY1	5.236%	11/12/35	283	285
3	Merrill Lynch Mortgage Trust
	2005-CIP1	5.107%	7/12/38	45	47
3	Merrill Lynch Mortgage Trust 2005-LC1	5.291%	1/12/44	340	372
3	Merrill Lynch Mortgage Trust 2006-C1	5.872%	5/12/39	50	54
3	Merrill Lynch Mortgage Trust 2006-C1	5.872%	5/12/39	400	439
3	Merrill Lynch Mortgage Trust 2006-C2	5.782%	8/12/43	125	135
3	Merrill Lynch Mortgage Trust 2007-C1	6.038%	6/12/50	700	791
3	Merrill Lynch Mortgage Trust 2008-C1	5.690%	2/12/51	500	563
3	ML-CFC Commercial Mortgage Trust
	2006-2	6.086%	6/12/46	600	672
3	ML-CFC Commercial Mortgage Trust
	2006-3	5.456%	7/12/46	85	92
3	ML-CFC Commercial Mortgage Trust
	2006-4	5.204%	12/12/49	50	53
3	ML-CFC Commercial Mortgage Trust
	2007-5	5.378%	8/12/48	465	514
3	ML-CFC Commercial Mortgage Trust
	2007-9	5.590%	9/12/49	52	52
3	ML-CFC Commercial Mortgage Trust
	2007-9	5.700%	9/12/49	125	143
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2012-C5	3.176%	8/15/45	100	96
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C7	2.918%	2/15/46	68	63
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C7	3.214%	2/15/46	14	13
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C8	3.134%	12/15/48	100	95
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C8	3.376%	12/15/48	50	49
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C9	3.102%	5/15/46	50	47
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C9	3.456%	5/15/46	50	49
3	Morgan Stanley Capital I Trust
	2003-IQ6	4.970%	12/15/41	345	348
3	Morgan Stanley Capital I Trust
	2004-HQ4	4.970%	4/14/40	560	576
3	Morgan Stanley Capital I Trust
	2004-IQ8	5.110%	6/15/40	62	64
3	Morgan Stanley Capital I Trust
	2004-TOP13	4.660%	9/13/45	111	112
3	Morgan Stanley Capital I Trust
	2004-TOP15	5.270%	6/13/41	200	205
3	Morgan Stanley Capital I Trust
	2005-HQ5	5.168%	1/14/42	125	131
3	Morgan Stanley Capital I Trust
	2005-HQ6	4.989%	8/13/42	225	239
3	Morgan Stanley Capital I Trust
	2005-HQ6	5.073%	8/13/42	95	97
3	Morgan Stanley Capital I Trust
	2005-HQ7	5.378%	11/14/42	400	436
3	Morgan Stanley Capital I Trust
	2005-IQ10	5.230%	9/15/42	734	790
3	Morgan Stanley Capital I Trust
	2005-IQ9	4.770%	7/15/56	85	87
3	Morgan Stanley Capital I Trust
	2005-TOP17	4.780%	12/13/41	98	102
3	Morgan Stanley Capital I Trust
	2005-TOP17	4.840%	12/13/41	35	35
3	Morgan Stanley Capital I Trust
	2005-TOP19	4.985%	6/12/47	75	76
3	Morgan Stanley Capital I Trust
	2006-HQ10	5.328%	11/12/41	135	152
3	Morgan Stanley Capital I Trust
	2006-HQ10	5.360%	11/12/41	200	219
3	Morgan Stanley Capital I Trust
	2006-HQ8	5.597%	3/12/44	300	326

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
3	Morgan Stanley Capital I Trust
	2006-HQ8	5.646%	3/12/44	118	128
3	Morgan Stanley Capital I Trust
	2006-HQ9	5.773%	7/12/44	125	137
3	Morgan Stanley Capital I Trust
	2006-HQ9	5.793%	7/12/44	115	118
3	Morgan Stanley Capital I Trust
	2006-IQ11	5.851%	10/15/42	218	238
3	Morgan Stanley Capital I Trust
	2006-IQ11	5.855%	10/15/42	100	100
3	Morgan Stanley Capital I Trust
	2006-IQ11	5.855%	10/15/42	20	22
3	Morgan Stanley Capital I Trust
	2006-IQ12	5.332%	12/15/43	200	224
3	Morgan Stanley Capital I Trust
	2006-TOP21	5.090%	10/12/52	1	1
3	Morgan Stanley Capital I Trust
	2006-TOP21	5.204%	10/12/52	200	214
3	Morgan Stanley Capital I Trust
	2006-TOP23	5.987%	8/12/41	50	55
3	Morgan Stanley Capital I Trust
	2007-IQ14	5.692%	4/15/49	420	467
3	Morgan Stanley Capital I Trust
	2007-IQ16	5.809%	12/12/49	550	631
3	Morgan Stanley Capital I Trust
	2007-IQ16	6.298%	12/12/49	125	138
3	Morgan Stanley Capital I Trust
	2007-TOP25	5.544%	11/12/49	100	107
3	Morgan Stanley Capital I Trust
	2007-TOP27	5.816%	6/11/42	150	163
3	Morgan Stanley Capital I Trust
	2007-TOP27	5.816%	6/11/42	300	337
3	Morgan Stanley Capital I Trust
	2008-TOP29	6.459%	1/11/43	475	551
3	Morgan Stanley Capital I Trust 2012-C4	3.244%	3/15/45	350	345
3	Nissan Auto Receivables 2012-B
	Owner Trust	0.660%	12/17/18	115	114
3	Nissan Auto Receivables 2013-A
	Owner Trust	0.500%	5/15/17	123	122
3	Nissan Auto Receivables 2013-A
	Owner Trust	0.750%	7/15/19	275	272
6	Northern Rock Asset Management plc	5.625%	6/22/17	150	170
3	PSE&G Transition Funding LLC Series
	2001-1	6.890%	12/15/17	600	666
6	Royal Bank of Canada	3.125%	4/14/15	225	235
3	Royal Bank of Canada	0.625%	12/5/16	200	199
	Royal Bank of Canada	1.200%	9/19/17	300	293
3	Santander Drive Auto Receivables
	Trust 2013-1	0.620%	6/15/17	110	109
3	Santander Drive Auto Receivables
	Trust 2013-2	0.700%	9/15/17	130	129
3	Santander Drive Auto Receivables
	Trust 2013-3	0.700%	10/16/17	66	66
3	TIAA Seasoned Commercial Mortgage
	Trust 2007-C4	5.526%	8/15/39	85	88
3	Toyota Auto Receivables 2012-A
	Owner Trust	0.990%	8/15/17	252	253
3	Toyota Auto Receivables 2013-A
	Owner Trust	0.550%	1/17/17	30	30
3	Toyota Auto Receivables 2013-A
	Owner Trust	0.690%	11/15/18	30	30
3	UBS-Barclays Commercial Mortgage
	Trust 2013-C5	3.185%	3/10/46	104	99
3	UBS-Barclays Commercial Mortgage
	Trust 2013-C6	3.244%	4/10/46	75	71
3	UBS-Barclays Commercial Mortgage
	Trust 2013-C6	3.469%	4/10/46	25	25
3	Volkswagen Auto Loan Enhanced
	Trust 2012-1	1.150%	7/20/18	288	290

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
3	Wachovia Bank Commercial Mortgage
	Trust Series 2003-C8	4.964%	11/15/35	252	254
3	Wachovia Bank Commercial Mortgage
	Trust Series 2004-C10	4.748%	2/15/41	343	348
3	Wachovia Bank Commercial Mortgage
	Trust Series 2004-C12	5.478%	7/15/41	275	283
3	Wachovia Bank Commercial Mortgage
	Trust Series 2004-C15	4.803%	10/15/41	600	626
3	Wachovia Bank Commercial Mortgage
	Trust Series 2005-C17	5.083%	3/15/42	250	264
3	Wachovia Bank Commercial Mortgage
	Trust Series 2005-C17	5.224%	3/15/42	50	51
3	Wachovia Bank Commercial Mortgage
	Trust Series 2005-C19	4.699%	5/15/44	800	846
3	Wachovia Bank Commercial Mortgage
	Trust Series 2005-C19	4.750%	5/15/44	35	37
3	Wachovia Bank Commercial Mortgage
	Trust Series 2005-C19	4.793%	5/15/44	75	77
3	Wachovia Bank Commercial Mortgage
	Trust Series 2005-C20	5.118%	7/15/42	175	187
3	Wachovia Bank Commercial Mortgage
	Trust Series 2005-C21	5.414%	10/15/44	35	35
3	Wachovia Bank Commercial Mortgage
	Trust Series 2005-C21	5.414%	10/15/44	673	730
3	Wachovia Bank Commercial Mortgage
	Trust Series 2005-C22	5.465%	12/15/44	500	540
3	Wachovia Bank Commercial Mortgage
	Trust Series 2005-C22	5.515%	12/15/44	50	54
3	Wachovia Bank Commercial Mortgage
	Trust Series 2006-C25	5.919%	5/15/43	475	526
3	Wachovia Bank Commercial Mortgage
	Trust Series 2006-C26	6.187%	6/15/45	34	37
3	Wachovia Bank Commercial Mortgage
	Trust Series 2006-C27	5.765%	7/15/45	436	478
3	Wachovia Bank Commercial Mortgage
	Trust Series 2006-C28	5.679%	10/15/48	150	152
3	Wachovia Bank Commercial Mortgage
	Trust Series 2006-C29	5.313%	11/15/48	424	431
3	Wells Fargo Commercial Mortgage
	Trust 2012-LC5	2.918%	10/15/45	70	66
3	WFRBS Commercial Mortgage Trust
	2013-C13	3.001%	5/15/45	76	74
3	WFRBS Commercial Mortgage Trust
	2012-C6	3.440%	4/15/45	175	175
3	WFRBS Commercial Mortgage Trust
	2012-C7	3.431%	6/15/45	125	122
3	WFRBS Commercial Mortgage Trust
	2012-C7	4.090%	6/15/45	100	100
3	WFRBS Commercial Mortgage Trust
	2012-C8	3.001%	8/15/45	75	71
3	WFRBS Commercial Mortgage Trust
	2012-C9	2.870%	11/15/45	140	130
3	WFRBS Commercial Mortgage Trust
	2013-C11	3.071%	3/15/45	94	89
3	WFRBS Commercial Mortgage Trust
	2013-C12	3.198%	3/15/48	39	37
3	WFRBS Commercial Mortgage Trust
	2013-C12	3.560%	3/15/48	18	17
3	WFRBS Commercial Mortgage Trust
	2013-C13	3.345%	5/15/45	15	14
3	WFRBS Commercial Mortgage Trust
	2013-C14	3.337%	6/15/46	150	147
3	WFRBS Commercial Mortgage Trust
	2013-C14	3.488%	6/15/46	75	73
3	World Omni Auto Receivables Trust
	2012-B	0.810%	1/15/19	77	77
Total Asset-Backed/Commercial Mortgage-Backed Securities
(Cost $62,958)					68,135

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
Corporate Bonds (23.1%)
Finance (7.7%)
	Banking (5.0%)
3	Abbey National Capital Trust I	8.963%	12/29/49	25	30
	Abbey National Treasury Services plc	4.000%	4/27/16	575	608
	American Express Centurion Bank	5.950%	6/12/17	50	57
	American Express Centurion Bank	6.000%	9/13/17	625	718
	American Express Co.	5.500%	9/12/16	100	112
	American Express Co.	6.150%	8/28/17	100	116
	American Express Co.	7.000%	3/19/18	650	780
	American Express Co.	2.650%	12/2/22	201	185
	American Express Co.	4.050%	12/3/42	67	58
3	American Express Co.	6.800%	9/1/66	200	214
	American Express Credit Corp.	5.125%	8/25/14	50	52
	American Express Credit Corp.	1.750%	6/12/15	275	279
	American Express Credit Corp.	2.750%	9/15/15	700	727
	American Express Credit Corp.	2.800%	9/19/16	215	223
	American Express Credit Corp.	2.375%	3/24/17	250	255
	Australia & New Zealand Banking
	Group Ltd.	0.900%	2/12/16	275	273
	Bancolombia SA	4.250%	1/12/16	275	282
	Bank of America Corp.	5.125%	11/15/14	1,050	1,103
	Bank of America Corp.	4.500%	4/1/15	200	210
	Bank of America Corp.	4.750%	8/1/15	500	530
	Bank of America Corp.	3.700%	9/1/15	250	261
	Bank of America Corp.	5.250%	12/1/15	75	80
	Bank of America Corp.	1.250%	1/11/16	275	272
	Bank of America Corp.	3.625%	3/17/16	100	104
	Bank of America Corp.	3.750%	7/12/16	700	733
	Bank of America Corp.	6.500%	8/1/16	375	422
	Bank of America Corp.	5.750%	8/15/16	100	110
	Bank of America Corp.	5.420%	3/15/17	125	133
	Bank of America Corp.	5.750%	12/1/17	325	360
	Bank of America Corp.	2.000%	1/11/18	475	459
	Bank of America Corp.	5.650%	5/1/18	900	999
	Bank of America Corp.	7.625%	6/1/19	300	361
	Bank of America Corp.	5.625%	7/1/20	350	385
	Bank of America Corp.	5.700%	1/24/22	125	139
	Bank of America Corp.	3.300%	1/11/23	400	377
	Bank of America Corp.	5.875%	2/7/42	225	251
	Bank of America NA	5.300%	3/15/17	1,125	1,218
	Bank of America NA	6.100%	6/15/17	500	560
	Bank of Montreal	0.800%	11/6/15	175	175
	Bank of Montreal	2.500%	1/11/17	350	359
	Bank of Montreal	2.550%	11/6/22	150	139
	Bank of New York Mellon Corp.	4.950%	3/15/15	200	213
	Bank of New York Mellon Corp.	2.500%	1/15/16	450	465
	Bank of New York Mellon Corp.	1.300%	1/25/18	125	121
	Bank of New York Mellon Corp.	5.450%	5/15/19	200	232
	Bank of New York Mellon Corp.	3.550%	9/23/21	300	304
	Bank of Nova Scotia	3.400%	1/22/15	125	130
	Bank of Nova Scotia	0.750%	10/9/15	75	75
	Bank of Nova Scotia	2.900%	3/29/16	500	522
	Bank of Nova Scotia	2.550%	1/12/17	150	154
	Bank of Nova Scotia	1.375%	12/18/17	100	97
	Bank One Corp.	4.900%	4/30/15	100	107
	Barclays Bank plc	5.200%	7/10/14	600	626
	Barclays Bank plc	3.900%	4/7/15	400	418
	Barclays Bank plc	5.000%	9/22/16	675	746
	BB&T Corp.	5.200%	12/23/15	625	683
	BB&T Corp.	2.150%	3/22/17	175	175
	BB&T Corp.	4.900%	6/30/17	75	81
	BB&T Corp.	1.450%	1/12/18	250	242
	BBVA US Senior SAU	4.664%	10/9/15	400	412
	Bear Stearns Cos. LLC	5.700%	11/15/14	550	586
	Bear Stearns Cos. LLC	5.300%	10/30/15	50	55
	Bear Stearns Cos. LLC	5.550%	1/22/17	150	164
	Bear Stearns Cos. LLC	6.400%	10/2/17	400	459
	Bear Stearns Cos. LLC	7.250%	2/1/18	325	386

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	BNP Paribas SA	3.250%	3/11/15	300	310
	BNP Paribas SA	3.600%	2/23/16	525	550
	BNP Paribas SA	2.375%	9/14/17	350	349
	BNP Paribas SA	5.000%	1/15/21	875	929
	BNY Mellon NA	4.750%	12/15/14	50	53
	Branch Banking & Trust Co.	5.625%	9/15/16	175	197
	Canadian Imperial Bank of Commerce	0.900%	10/1/15	150	150
	Canadian Imperial Bank of Commerce	2.350%	12/11/15	165	171
	Capital One Bank USA NA	8.800%	7/15/19	350	444
	Capital One Bank USA NA	3.375%	2/15/23	660	624
	Capital One Financial Corp.	2.150%	3/23/15	275	279
	Capital One Financial Corp.	5.500%	6/1/15	25	27
	Capital One Financial Corp.	3.150%	7/15/16	250	260
	Capital One Financial Corp.	6.150%	9/1/16	125	140
	Capital One Financial Corp.	5.250%	2/21/17	50	55
	Capital One Financial Corp.	6.750%	9/15/17	50	58
	Capital One Financial Corp.	4.750%	7/15/21	50	53
6	Capital One Financial Corp.	3.500%	6/15/23	27	25
[3,6]	Citicorp Lease Pass-Through Trust
	1999-1	8.040%	12/15/19	500	605
	Citigroup Inc.	6.375%	8/12/14	750	791
	Citigroup Inc.	5.000%	9/15/14	975	1,013
	Citigroup Inc.	5.500%	10/15/14	300	315
	Citigroup Inc.	6.010%	1/15/15	275	294
	Citigroup Inc.	4.750%	5/19/15	275	291
	Citigroup Inc.	4.700%	5/29/15	150	159
	Citigroup Inc.	2.250%	8/7/15	250	255
	Citigroup Inc.	4.587%	12/15/15	175	187
	Citigroup Inc.	5.300%	1/7/16	225	243
	Citigroup Inc.	1.250%	1/15/16	300	296
	Citigroup Inc.	1.300%	4/1/16	50	49
	Citigroup Inc.	3.953%	6/15/16	100	105
	Citigroup Inc.	4.450%	1/10/17	300	321
	Citigroup Inc.	6.000%	8/15/17	176	199
	Citigroup Inc.	6.125%	11/21/17	825	936
	Citigroup Inc.	6.125%	5/15/18	789	900
	Citigroup Inc.	8.500%	5/22/19	300	377
	Citigroup Inc.	5.375%	8/9/20	150	165
	Citigroup Inc.	4.500%	1/14/22	575	600
	Citigroup Inc.	4.050%	7/30/22	400	384
	Citigroup Inc.	3.500%	5/15/23	400	359
	Citigroup Inc.	6.625%	6/15/32	100	103
	Citigroup Inc.	5.875%	2/22/33	275	265
	Citigroup Inc.	6.125%	8/25/36	75	73
	Citigroup Inc.	5.875%	5/29/37	300	328
	Citigroup Inc.	6.875%	3/5/38	640	771
	Citigroup Inc.	8.125%	7/15/39	575	761
	Comerica Bank	5.750%	11/21/16	225	256
	Comerica Bank	5.200%	8/22/17	75	84
	Commonwealth Bank of Australia	1.950%	3/16/15	350	357
	Commonwealth Bank of Australia	1.250%	9/18/15	250	251
	Commonwealth Bank of Australia	1.900%	9/18/17	250	250
	Compass Bank	6.400%	10/1/17	75	82
	Cooperatieve Centrale Raiffeisen-
	Boerenleenbank BA	2.125%	10/13/15	125	128
	Cooperatieve Centrale Raiffeisen-
	Boerenleenbank BA	3.375%	1/19/17	250	263
	Cooperatieve Centrale Raiffeisen-
	Boerenleenbank BA	1.700%	3/19/18	325	316
	Cooperatieve Centrale Raiffeisen-
	Boerenleenbank BA	4.500%	1/11/21	950	1,004
	Cooperatieve Centrale Raiffeisen-
	Boerenleenbank BA	3.875%	2/8/22	525	528
	Cooperatieve Centrale Raiffeisen-
	Boerenleenbank BA	3.950%	11/9/22	125	119
	Countrywide Financial Corp.	6.250%	5/15/16	125	136
	Credit Suisse	3.500%	3/23/15	525	547
	Credit Suisse	6.000%	2/15/18	100	112
	Credit Suisse	5.300%	8/13/19	175	196
	Credit Suisse	5.400%	1/14/20	325	353
	Credit Suisse	4.375%	8/5/20	685	734

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Credit Suisse USA Inc.	4.875%	1/15/15	635	672
	Credit Suisse USA Inc.	5.125%	8/15/15	75	81
	Deutsche Bank AG	3.450%	3/30/15	300	313
	Deutsche Bank AG	3.250%	1/11/16	375	393
	Deutsche Bank AG	6.000%	9/1/17	550	633
3	Deutsche Bank AG	4.296%	5/24/28	275	254
	Deutsche Bank Financial LLC	5.375%	3/2/15	300	317
	Discover Financial Services	3.850%	11/21/22	200	188
	Fifth Third Bancorp	3.625%	1/25/16	400	422
	Fifth Third Bancorp	3.500%	3/15/22	125	124
	Fifth Third Bancorp	8.250%	3/1/38	225	286
	Fifth Third Bank	0.900%	2/26/16	225	222
	First Horizon National Corp.	5.375%	12/15/15	150	162
	First Niagara Financial Group Inc.	6.750%	3/19/20	50	58
	First Niagara Financial Group Inc.	7.250%	12/15/21	50	57
	FirstMerit Corp.	4.350%	2/4/23	50	50
	Goldman Sachs Capital I	6.345%	2/15/34	400	381
	Goldman Sachs Group Inc.	5.000%	10/1/14	275	287
	Goldman Sachs Group Inc.	5.125%	1/15/15	665	700
	Goldman Sachs Group Inc.	3.300%	5/3/15	175	180
	Goldman Sachs Group Inc.	3.700%	8/1/15	550	573
	Goldman Sachs Group Inc.	5.350%	1/15/16	300	325
	Goldman Sachs Group Inc.	3.625%	2/7/16	1,525	1,593
	Goldman Sachs Group Inc.	5.750%	10/1/16	250	278
	Goldman Sachs Group Inc.	5.625%	1/15/17	450	488
	Goldman Sachs Group Inc.	6.250%	9/1/17	475	537
	Goldman Sachs Group Inc.	5.950%	1/18/18	825	921
	Goldman Sachs Group Inc.	2.375%	1/22/18	450	442
	Goldman Sachs Group Inc.	6.150%	4/1/18	200	226
	Goldman Sachs Group Inc.	7.500%	2/15/19	75	89
	Goldman Sachs Group Inc.	5.375%	3/15/20	475	515
	Goldman Sachs Group Inc.	6.000%	6/15/20	180	202
	Goldman Sachs Group Inc.	5.250%	7/27/21	475	508
	Goldman Sachs Group Inc.	5.750%	1/24/22	150	165
	Goldman Sachs Group Inc.	3.625%	1/22/23	375	358
	Goldman Sachs Group Inc.	5.950%	1/15/27	550	553
	Goldman Sachs Group Inc.	6.125%	2/15/33	125	137
	Goldman Sachs Group Inc.	6.450%	5/1/36	625	629
	Goldman Sachs Group Inc.	6.750%	10/1/37	1,325	1,355
	Goldman Sachs Group Inc.	6.250%	2/1/41	675	766
	HSBC Bank USA NA	4.875%	8/24/20	250	268
	HSBC Bank USA NA	5.625%	8/15/35	250	256
	HSBC Holdings plc	5.100%	4/5/21	625	688
	HSBC Holdings plc	4.875%	1/14/22	225	243
	HSBC Holdings plc	4.000%	3/30/22	225	229
	HSBC Holdings plc	7.625%	5/17/32	100	122
	HSBC Holdings plc	7.350%	11/27/32	100	120
	HSBC Holdings plc	6.500%	5/2/36	500	555
	HSBC Holdings plc	6.500%	9/15/37	450	498
	HSBC Holdings plc	6.800%	6/1/38	50	57
	HSBC USA Inc.	2.375%	2/13/15	250	256
	HSBC USA Inc.	1.625%	1/16/18	900	879
	Huntington Bancshares Inc.	7.000%	12/15/20	25	30
	Intesa Sanpaolo SPA	3.125%	1/15/16	325	319
	Intesa Sanpaolo SPA	3.875%	1/16/18	200	191
	JPMorgan Chase & Co.	5.125%	9/15/14	410	429
	JPMorgan Chase & Co.	3.700%	1/20/15	250	259
	JPMorgan Chase & Co.	4.750%	3/1/15	775	821
	JPMorgan Chase & Co.	5.250%	5/1/15	125	133
	JPMorgan Chase & Co.	5.150%	10/1/15	200	216
	JPMorgan Chase & Co.	1.100%	10/15/15	600	597
	JPMorgan Chase & Co.	2.600%	1/15/16	150	153
	JPMorgan Chase & Co.	3.450%	3/1/16	350	364
	JPMorgan Chase & Co.	3.150%	7/5/16	525	544
	JPMorgan Chase & Co.	6.125%	6/27/17	75	84
	JPMorgan Chase & Co.	2.000%	8/15/17	325	324
	JPMorgan Chase & Co.	6.000%	1/15/18	1,075	1,224
	JPMorgan Chase & Co.	1.800%	1/25/18	450	435
	JPMorgan Chase & Co.	1.625%	5/15/18	775	740
	JPMorgan Chase & Co.	6.300%	4/23/19	1,475	1,708
	JPMorgan Chase & Co.	4.400%	7/22/20	575	602

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	JPMorgan Chase & Co.	4.625%	5/10/21	250	264
	JPMorgan Chase & Co.	4.350%	8/15/21	280	289
	JPMorgan Chase & Co.	4.500%	1/24/22	25	26
	JPMorgan Chase & Co.	3.250%	9/23/22	700	661
	JPMorgan Chase & Co.	3.375%	5/1/23	200	186
	JPMorgan Chase & Co.	6.400%	5/15/38	950	1,108
	JPMorgan Chase & Co.	5.500%	10/15/40	250	260
	JPMorgan Chase & Co.	5.600%	7/15/41	450	485
	JPMorgan Chase & Co.	5.400%	1/6/42	150	157
	JPMorgan Chase Bank NA	5.875%	6/13/16	25	28
	JPMorgan Chase Bank NA	6.000%	10/1/17	375	429
	KeyBank NA	4.950%	9/15/15	150	161
	KeyBank NA	5.450%	3/3/16	150	165
	KeyBank NA	1.650%	2/1/18	75	73
	KeyCorp	5.100%	3/24/21	25	28
	Lloyds TSB Bank plc	4.875%	1/21/16	150	162
	Lloyds TSB Bank plc	4.200%	3/28/17	400	427
	Lloyds TSB Bank plc	6.375%	1/21/21	425	489
	Manufacturers & Traders Trust Co.	6.625%	12/4/17	200	235
3	Manufacturers & Traders Trust Co.	5.585%	12/28/20	150	150
	MBNA Corp.	5.000%	6/15/15	50	53
	Mellon Funding Corp.	5.000%	12/1/14	300	317
	Merrill Lynch & Co. Inc.	5.450%	7/15/14	225	233
	Merrill Lynch & Co. Inc.	5.000%	1/15/15	500	526
	Merrill Lynch & Co. Inc.	6.050%	5/16/16	225	243
	Merrill Lynch & Co. Inc.	5.700%	5/2/17	300	323
	Merrill Lynch & Co. Inc.	6.400%	8/28/17	400	450
	Merrill Lynch & Co. Inc.	6.875%	4/25/18	875	1,006
	Merrill Lynch & Co. Inc.	6.500%	7/15/18	75	84
	Merrill Lynch & Co. Inc.	6.110%	1/29/37	100	99
	Merrill Lynch & Co. Inc.	7.750%	5/14/38	1,420	1,633
	Morgan Stanley	4.200%	11/20/14	475	491
	Morgan Stanley	4.100%	1/26/15	225	233
	Morgan Stanley	6.000%	4/28/15	225	241
	Morgan Stanley	5.375%	10/15/15	175	187
	Morgan Stanley	3.450%	11/2/15	700	722
	Morgan Stanley	1.750%	2/25/16	150	149
	Morgan Stanley	3.800%	4/29/16	575	595
	Morgan Stanley	5.750%	10/18/16	375	414
	Morgan Stanley	5.450%	1/9/17	575	620
	Morgan Stanley	4.750%	3/22/17	255	270
	Morgan Stanley	5.550%	4/27/17	50	54
	Morgan Stanley	5.950%	12/28/17	375	415
	Morgan Stanley	6.625%	4/1/18	450	510
	Morgan Stanley	2.125%	4/25/18	425	407
	Morgan Stanley	7.300%	5/13/19	525	609
	Morgan Stanley	5.625%	9/23/19	800	859
	Morgan Stanley	5.500%	1/26/20	275	296
	Morgan Stanley	5.500%	7/24/20	175	188
	Morgan Stanley	5.750%	1/25/21	250	271
	Morgan Stanley	5.500%	7/28/21	75	80
	Morgan Stanley	4.875%	11/1/22	425	422
	Morgan Stanley	3.750%	2/25/23	425	406
	Morgan Stanley	4.100%	5/22/23	350	324
	Morgan Stanley	6.250%	8/9/26	450	494
	Morgan Stanley	7.250%	4/1/32	150	180
	Morgan Stanley	6.375%	7/24/42	200	223
	Murray Street Investment Trust I	4.647%	3/9/17	275	291
	National Australia Bank Ltd.	2.000%	3/9/15	175	178
	National Australia Bank Ltd.	1.600%	8/7/15	275	279
	National Australia Bank Ltd.	2.750%	3/9/17	175	180
	National Australia Bank Ltd.	3.000%	1/20/23	250	234
	National Bank of Canada	1.500%	6/26/15	325	329
	National City Corp.	4.900%	1/15/15	500	528
	Northern Trust Corp.	4.625%	5/1/14	100	103
	Northern Trust Corp.	3.375%	8/23/21	100	102
	PNC Bank NA	4.875%	9/21/17	775	853
	PNC Bank NA	6.000%	12/7/17	100	116
	PNC Funding Corp.	3.625%	2/8/15	75	78
	PNC Funding Corp.	5.250%	11/15/15	100	109
	PNC Funding Corp.	5.625%	2/1/17	75	83

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	PNC Funding Corp.	6.700%	6/10/19	25	30
	PNC Funding Corp.	5.125%	2/8/20	150	164
	PNC Funding Corp.	4.375%	8/11/20	475	506
	PNC Funding Corp.	3.300%	3/8/22	500	481
	Regions Financial Corp.	2.000%	5/15/18	325	306
	Royal Bank of Canada	0.800%	10/30/15	575	575
	Royal Bank of Canada	2.625%	12/15/15	625	651
	Royal Bank of Canada	2.875%	4/19/16	150	157
	Royal Bank of Scotland Group plc	2.550%	9/18/15	150	152
	Royal Bank of Scotland Group plc	6.400%	10/21/19	450	504
6	Royal Bank of Scotland plc	4.875%	8/25/14	50	52
	Royal Bank of Scotland plc	4.875%	3/16/15	225	238
	Royal Bank of Scotland plc	3.950%	9/21/15	25	26
	Royal Bank of Scotland plc	4.375%	3/16/16	75	79
	Royal Bank of Scotland plc	5.625%	8/24/20	150	162
	Royal Bank of Scotland plc	6.125%	1/11/21	200	221
	Santander Holdings USA Inc.	3.000%	9/24/15	250	254
	Societe Generale SA	2.750%	10/12/17	225	225
	Sovereign Bank	8.750%	5/30/18	75	88
	State Street Corp.	2.875%	3/7/16	150	157
	State Street Corp.	4.956%	3/15/18	275	303
	State Street Corp.	1.350%	5/15/18	275	266
	State Street Corp.	3.100%	5/15/23	150	140
	Sumitomo Mitsui Banking Corp.	1.800%	7/18/17	475	469
	Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	250	239
	SunTrust Bank	7.250%	3/15/18	75	90
	SunTrust Banks Inc.	3.600%	4/15/16	75	79
	SunTrust Banks Inc.	3.500%	1/20/17	350	366
	SunTrust Banks Inc.	6.000%	9/11/17	50	57
	Svenska Handelsbanken AB	2.875%	4/4/17	475	492
	Toronto-Dominion Bank	1.375%	7/14/14	90	91
	Toronto-Dominion Bank	2.500%	7/14/16	120	124
	Toronto-Dominion Bank	2.375%	10/19/16	250	259
	Toronto-Dominion Bank	1.400%	4/30/18	250	243
	UBS AG	7.000%	10/15/15	250	278
	UBS AG	7.375%	6/15/17	200	225
	UBS AG	5.875%	12/20/17	425	488
	UBS AG	5.750%	4/25/18	575	663
	UBS AG	4.875%	8/4/20	550	607
	Union Bank NA	5.950%	5/11/16	100	112
	Union Bank NA	3.000%	6/6/16	25	26
	Union Bank NA	2.125%	6/16/17	50	50
	UnionBanCal Corp.	3.500%	6/18/22	175	170
	US Bancorp	3.150%	3/4/15	50	52
	US Bancorp	3.442%	2/1/16	150	157
	US Bancorp	4.125%	5/24/21	250	264
	US Bancorp	3.000%	3/15/22	125	121
	US Bancorp	2.950%	7/15/22	400	371
	US Bank NA	4.950%	10/30/14	600	632
	Vesey Street Investment Trust I	4.404%	9/1/16	25	27
	Wachovia Bank NA	4.875%	2/1/15	216	229
	Wachovia Bank NA	6.000%	11/15/17	200	228
	Wachovia Bank NA	5.850%	2/1/37	300	335
	Wachovia Bank NA	6.600%	1/15/38	225	273
	Wachovia Corp.	5.250%	8/1/14	75	78
	Wachovia Corp.	5.625%	10/15/16	125	140
	Wachovia Corp.	5.750%	6/15/17	425	482
	Wachovia Corp.	5.750%	2/1/18	300	346
	Wachovia Corp.	6.605%	10/1/25	500	603
	Wells Fargo & Co.	1.250%	2/13/15	575	578
	Wells Fargo & Co.	3.625%	4/15/15	425	445
	Wells Fargo & Co.	3.676%	6/15/16	50	53
	Wells Fargo & Co.	2.625%	12/15/16	350	362
	Wells Fargo & Co.	2.100%	5/8/17	150	151
	Wells Fargo & Co.	5.625%	12/11/17	575	656
	Wells Fargo & Co.	1.500%	1/16/18	25	24
	Wells Fargo & Co.	4.600%	4/1/21	1,450	1,582
	Wells Fargo & Co.	3.500%	3/8/22	200	202
	Wells Fargo & Co.	5.375%	2/7/35	200	217
	Wells Fargo Bank NA	4.750%	2/9/15	1,106	1,166
	Wells Fargo Bank NA	5.750%	5/16/16	125	140

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Wells Fargo Bank NA	5.950%	8/26/36	200	224
	Westpac Banking Corp.	4.200%	2/27/15	750	792
	Westpac Banking Corp.	3.000%	8/4/15	275	287
	Westpac Banking Corp.	1.125%	9/25/15	50	50
	Westpac Banking Corp.	0.950%	1/12/16	125	124
	Westpac Banking Corp.	1.600%	1/12/18	200	197
	Westpac Banking Corp.	4.875%	11/19/19	250	280
	Zions Bancorporation	4.500%	3/27/17	25	26
	Zions Bancorporation	4.500%	6/13/23	75	74

	Brokerage (0.2%)
	Ameriprise Financial Inc.	5.650%	11/15/15	125	138
	Ameriprise Financial Inc.	5.300%	3/15/20	250	284
	BlackRock Inc.	3.500%	12/10/14	100	104
	BlackRock Inc.	1.375%	6/1/15	25	25
	BlackRock Inc.	6.250%	9/15/17	100	118
	BlackRock Inc.	5.000%	12/10/19	160	181
	BlackRock Inc.	4.250%	5/24/21	200	214
	BlackRock Inc.	3.375%	6/1/22	225	224
	Charles Schwab Corp.	3.225%	9/1/22	150	144
	Eaton Vance Corp.	3.625%	6/15/23	75	72
	Franklin Resources Inc.	3.125%	5/20/15	100	104
	Franklin Resources Inc.	1.375%	9/15/17	50	49
	Franklin Resources Inc.	2.800%	9/15/22	225	211
	Invesco Finance plc	3.125%	11/30/22	175	166
	Jefferies Group LLC	5.125%	4/13/18	175	184
	Jefferies Group LLC	8.500%	7/15/19	25	30
	Jefferies Group LLC	6.875%	4/15/21	355	390
	Jefferies Group LLC	5.125%	1/20/23	100	99
	Jefferies Group LLC	6.450%	6/8/27	125	125
	Jefferies Group LLC	6.250%	1/15/36	175	169
	Jefferies Group LLC	6.500%	1/20/43	25	24
	Lazard Group LLC	6.850%	6/15/17	325	363
	Nomura Holdings Inc.	5.000%	3/4/15	175	185
	Nomura Holdings Inc.	2.000%	9/13/16	250	248
	Nomura Holdings Inc.	6.700%	3/4/20	200	230
	Prospect Capital Corp.	5.875%	3/15/23	25	24
	Raymond James Financial Inc.	4.250%	4/15/16	50	53
	TD Ameritrade Holding Corp.	4.150%	12/1/14	75	78
	TD Ameritrade Holding Corp.	5.600%	12/1/19	50	58

	Finance Companies (0.6%)
	Block Financial LLC	5.125%	10/30/14	150	158
	GATX Corp.	4.750%	6/15/22	100	104
	General Electric Capital Corp.	3.750%	11/14/14	600	623
	General Electric Capital Corp.	2.150%	1/9/15	25	25
	General Electric Capital Corp.	3.500%	6/29/15	800	837
	General Electric Capital Corp.	1.625%	7/2/15	450	456
	General Electric Capital Corp.	4.375%	9/21/15	200	214
	General Electric Capital Corp.	1.000%	12/11/15	50	50
	General Electric Capital Corp.	1.000%	1/8/16	250	249
	General Electric Capital Corp.	2.950%	5/9/16	450	468
	General Electric Capital Corp.	3.350%	10/17/16	850	894
	General Electric Capital Corp.	5.400%	2/15/17	300	334
	General Electric Capital Corp.	2.300%	4/27/17	325	329
	General Electric Capital Corp.	5.625%	9/15/17	460	519
	General Electric Capital Corp.	1.600%	11/20/17	125	122
	General Electric Capital Corp.	5.625%	5/1/18	1,040	1,192
	General Electric Capital Corp.	6.000%	8/7/19	650	754
	General Electric Capital Corp.	2.100%	12/11/19	25	24
	General Electric Capital Corp.	5.500%	1/8/20	75	85
	General Electric Capital Corp.	5.550%	5/4/20	275	311
	General Electric Capital Corp.	4.375%	9/16/20	150	158
	General Electric Capital Corp.	5.300%	2/11/21	350	381
	General Electric Capital Corp.	4.650%	10/17/21	375	397
	General Electric Capital Corp.	3.100%	1/9/23	200	189
	General Electric Capital Corp.	6.750%	3/15/32	1,175	1,413
	General Electric Capital Corp.	6.150%	8/7/37	475	541
	General Electric Capital Corp.	5.875%	1/14/38	925	1,019
	General Electric Capital Corp.	6.875%	1/10/39	875	1,081
3	General Electric Capital Corp.	6.375%	11/15/67	400	415

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
3	HSBC Finance Capital Trust IX	5.911%	11/30/35	100	100
	HSBC Finance Corp.	5.000%	6/30/15	275	294
	HSBC Finance Corp.	6.676%	1/15/21	640	707

	Insurance (1.3%)
	ACE Capital Trust II	9.700%	4/1/30	50	71
	ACE INA Holdings Inc.	5.600%	5/15/15	175	190
	ACE INA Holdings Inc.	2.600%	11/23/15	150	156
	ACE INA Holdings Inc.	5.700%	2/15/17	100	113
	ACE INA Holdings Inc.	5.800%	3/15/18	25	29
	ACE INA Holdings Inc.	5.900%	6/15/19	25	30
	ACE INA Holdings Inc.	2.700%	3/13/23	125	116
	ACE INA Holdings Inc.	4.150%	3/13/43	100	92
	AEGON Funding Co. LLC	5.750%	12/15/20	331	373
	Aetna Inc.	6.000%	6/15/16	75	85
	Aetna Inc.	1.500%	11/15/17	75	73
	Aetna Inc.	6.500%	9/15/18	150	178
	Aetna Inc.	2.750%	11/15/22	200	184
	Aetna Inc.	6.625%	6/15/36	250	302
	Aetna Inc.	6.750%	12/15/37	100	121
	Aetna Inc.	4.500%	5/15/42	75	70
	Aetna Inc.	4.125%	11/15/42	75	66
	Aflac Inc.	2.650%	2/15/17	125	128
	Aflac Inc.	4.000%	2/15/22	50	51
	Aflac Inc.	3.625%	6/15/23	125	121
	Aflac Inc.	6.900%	12/17/39	25	31
	Alleghany Corp.	5.625%	9/15/20	100	109
	Allied World Assurance Co. Ltd.	7.500%	8/1/16	75	87
	Allstate Corp.	5.000%	8/15/14	150	157
	Allstate Corp.	5.550%	5/9/35	75	83
	Allstate Corp.	4.500%	6/15/43	50	49
3	Allstate Corp.	6.125%	5/15/67	125	134
	Alterra Finance LLC	6.250%	9/30/20	55	62
	American Financial Group Inc.	9.875%	6/15/19	50	65
	American International Group Inc.	4.250%	9/15/14	200	208
	American International Group Inc.	3.000%	3/20/15	200	206
	American International Group Inc.	2.375%	8/24/15	25	25
	American International Group Inc.	5.050%	10/1/15	225	244
	American International Group Inc.	4.875%	9/15/16	200	219
	American International Group Inc.	5.600%	10/18/16	325	361
	American International Group Inc.	3.800%	3/22/17	300	314
	American International Group Inc.	5.850%	1/16/18	125	140
	American International Group Inc.	8.250%	8/15/18	75	93
	American International Group Inc.	6.400%	12/15/20	385	447
	American International Group Inc.	4.875%	6/1/22	100	106
	American International Group Inc.	6.250%	5/1/36	775	897
3	American International Group Inc.	8.175%	5/15/68	525	645
3	American International Group Inc.	6.250%	3/15/87	125	128
	Aon Corp.	3.500%	9/30/15	125	131
	Aon Corp.	5.000%	9/30/20	200	219
	Aon Corp.	8.205%	1/1/27	25	31
	Aon Corp.	6.250%	9/30/40	100	115
	Aon plc	4.450%	5/24/43	50	45
	Arch Capital Group Ltd.	7.350%	5/1/34	75	84
	Aspen Insurance Holdings Ltd.	6.000%	12/15/20	50	56
	Assurant Inc.	4.000%	3/15/23	100	97
	Assurant Inc.	6.750%	2/15/34	50	52
	AXA SA	8.600%	12/15/30	375	457
	Axis Specialty Finance LLC	5.875%	6/1/20	75	83
	Berkshire Hathaway Finance Corp.	4.850%	1/15/15	275	292
	Berkshire Hathaway Finance Corp.	2.450%	12/15/15	25	26
	Berkshire Hathaway Finance Corp.	1.600%	5/15/17	150	149
	Berkshire Hathaway Finance Corp.	5.400%	5/15/18	550	630
	Berkshire Hathaway Finance Corp.	4.250%	1/15/21	125	133
	Berkshire Hathaway Finance Corp.	3.000%	5/15/22	150	145
	Berkshire Hathaway Finance Corp.	5.750%	1/15/40	75	83
	Berkshire Hathaway Finance Corp.	4.400%	5/15/42	150	139
	Berkshire Hathaway Inc.	3.200%	2/11/15	225	234
	Berkshire Hathaway Inc.	2.200%	8/15/16	525	542
	Berkshire Hathaway Inc.	3.000%	2/11/23	225	216
	Chubb Corp.	5.750%	5/15/18	50	58

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Chubb Corp.	6.000%	5/11/37	125	149
	Chubb Corp.	6.500%	5/15/38	50	63
3	Chubb Corp.	6.375%	3/29/67	325	350
	Cigna Corp.	2.750%	11/15/16	175	182
	Cigna Corp.	5.125%	6/15/20	150	163
	Cigna Corp.	4.375%	12/15/20	75	80
	Cigna Corp.	4.000%	2/15/22	75	77
	Cigna Corp.	7.875%	5/15/27	50	63
	Cigna Corp.	6.150%	11/15/36	275	313
	Cigna Corp.	5.875%	3/15/41	50	56
	Cigna Corp.	5.375%	2/15/42	75	81
	Cincinnati Financial Corp.	6.125%	11/1/34	150	160
	CNA Financial Corp.	5.850%	12/15/14	100	107
	CNA Financial Corp.	6.500%	8/15/16	175	198
	CNA Financial Corp.	7.350%	11/15/19	25	30
	CNA Financial Corp.	5.875%	8/15/20	75	85
	CNA Financial Corp.	5.750%	8/15/21	75	84
	Coventry Health Care Inc.	6.300%	8/15/14	325	344
	Endurance Specialty Holdings Ltd.	7.000%	7/15/34	75	83
	First American Financial Corp.	4.300%	2/1/23	50	49
	Genworth Financial Inc.	8.625%	12/15/16	275	325
	Genworth Financial Inc.	6.500%	6/15/34	150	148
	Genworth Holdings Inc.	7.200%	2/15/21	75	84
	Genworth Holdings Inc.	7.625%	9/24/21	100	116
	Hartford Financial Services Group Inc.	5.500%	10/15/16	125	139
	Hartford Financial Services Group Inc.	5.375%	3/15/17	100	110
	Hartford Financial Services Group Inc.	4.000%	10/15/17	50	53
	Hartford Financial Services Group Inc.	6.300%	3/15/18	134	154
	Hartford Financial Services Group Inc.	6.000%	1/15/19	25	28
	Hartford Financial Services Group Inc.	5.125%	4/15/22	25	27
	Hartford Financial Services Group Inc.	5.950%	10/15/36	50	54
	Hartford Financial Services Group Inc.	6.625%	4/15/42	50	59
	Hartford Financial Services Group Inc.	4.300%	4/15/43	175	152
	HCC Insurance Holdings Inc.	6.300%	11/15/19	100	117
	Humana Inc.	7.200%	6/15/18	200	238
	Humana Inc.	8.150%	6/15/38	175	237
	Infinity Property & Casualty Corp.	5.000%	9/19/22	50	50
6	ING US Inc.	2.900%	2/15/18	75	74
6	ING US Inc.	5.500%	7/15/22	25	27
	Lincoln National Corp.	4.200%	3/15/22	175	178
	Lincoln National Corp.	6.150%	4/7/36	150	167
	Lincoln National Corp.	7.000%	6/15/40	100	124
3	Lincoln National Corp.	7.000%	5/17/66	500	499
	Loews Corp.	2.625%	5/15/23	75	68
	Loews Corp.	6.000%	2/1/35	50	55
	Loews Corp.	4.125%	5/15/43	175	151
	Manulife Financial Corp.	3.400%	9/17/15	250	262
	Manulife Financial Corp.	4.900%	9/17/20	275	298
	Markel Corp.	7.125%	9/30/19	50	59
	Markel Corp.	4.900%	7/1/22	125	132
	Markel Corp.	5.000%	3/30/43	50	47
	Marsh & McLennan Cos. Inc.	5.750%	9/15/15	160	176
	Marsh & McLennan Cos. Inc.	9.250%	4/15/19	75	98
	Marsh & McLennan Cos. Inc.	4.800%	7/15/21	295	321
	MetLife Inc.	5.000%	6/15/15	125	134
	MetLife Inc.	1.756%	12/15/17	100	98
	MetLife Inc.	7.717%	2/15/19	50	63
	MetLife Inc.	4.750%	2/8/21	700	762
	MetLife Inc.	3.048%	12/15/22	100	94
	MetLife Inc.	6.500%	12/15/32	175	209
	MetLife Inc.	6.375%	6/15/34	100	119
	MetLife Inc.	5.700%	6/15/35	200	222
	MetLife Inc.	5.875%	2/6/41	25	29
3	MetLife Inc.	6.400%	12/15/66	200	205
	OneBeacon US Holdings Inc.	4.600%	11/9/22	50	49
	PartnerRe Finance B LLC	5.500%	6/1/20	100	110
	Primerica Inc.	4.750%	7/15/22	25	26
	Principal Financial Group Inc.	1.850%	11/15/17	25	25
	Principal Financial Group Inc.	3.300%	9/15/22	200	194
	Principal Financial Group Inc.	3.125%	5/15/23	100	95
	Principal Financial Group Inc.	6.050%	10/15/36	100	116

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Principal Financial Group Inc.	4.625%	9/15/42	50	48
	Principal Financial Group Inc.	4.350%	5/15/43	50	46
	Progressive Corp.	3.750%	8/23/21	75	77
	Progressive Corp.	6.625%	3/1/29	125	151
3	Progressive Corp.	6.700%	6/15/67	125	134
	Protective Life Corp.	8.450%	10/15/39	25	32
	Prudential Financial Inc.	5.100%	9/20/14	125	131
	Prudential Financial Inc.	6.200%	1/15/15	25	27
	Prudential Financial Inc.	5.500%	3/15/16	65	72
	Prudential Financial Inc.	6.000%	12/1/17	250	287
	Prudential Financial Inc.	5.375%	6/21/20	425	475
	Prudential Financial Inc.	5.750%	7/15/33	50	53
	Prudential Financial Inc.	5.400%	6/13/35	100	102
	Prudential Financial Inc.	5.900%	3/17/36	375	405
	Prudential Financial Inc.	6.625%	6/21/40	400	477
3	Prudential Financial Inc.	5.875%	9/15/42	100	100
3	Prudential Financial Inc.	5.625%	6/15/43	375	366
3	Prudential Financial Inc.	5.200%	3/15/44	50	47
3	Reinsurance Group of America Inc.	6.750%	12/15/65	150	150
	Swiss Re Solutions Holding Corp.	6.450%	3/1/19	100	118
	Swiss Re Solutions Holding Corp.	7.000%	2/15/26	50	63
	Swiss Re Solutions Holding Corp.	7.750%	6/15/30	150	200
	Torchmark Corp.	6.375%	6/15/16	100	111
	Transatlantic Holdings Inc.	8.000%	11/30/39	175	229
	Travelers Cos. Inc.	5.750%	12/15/17	250	290
	Travelers Cos. Inc.	5.900%	6/2/19	650	770
	Travelers Cos. Inc.	3.900%	11/1/20	125	133
	UnitedHealth Group Inc.	5.000%	8/15/14	475	499
	UnitedHealth Group Inc.	4.875%	3/15/15	50	53
	UnitedHealth Group Inc.	6.000%	6/15/17	150	174
	UnitedHealth Group Inc.	1.400%	10/15/17	100	98
	UnitedHealth Group Inc.	6.000%	2/15/18	400	469
	UnitedHealth Group Inc.	1.625%	3/15/19	25	24
	UnitedHealth Group Inc.	3.375%	11/15/21	100	100
	UnitedHealth Group Inc.	2.750%	2/15/23	175	163
	UnitedHealth Group Inc.	6.500%	6/15/37	50	60
	UnitedHealth Group Inc.	6.625%	11/15/37	125	152
	UnitedHealth Group Inc.	6.875%	2/15/38	320	400
	UnitedHealth Group Inc.	4.625%	11/15/41	75	72
	UnitedHealth Group Inc.	4.375%	3/15/42	50	46
	UnitedHealth Group Inc.	3.950%	10/15/42	75	65
	UnitedHealth Group Inc.	4.250%	3/15/43	275	252
	Unum Group	7.125%	9/30/16	100	116
	Unum Group	5.625%	9/15/20	50	55
	Unum Group	5.750%	8/15/42	25	26
	Validus Holdings Ltd.	8.875%	1/26/40	75	94
	WellPoint Inc.	5.000%	12/15/14	25	26
	WellPoint Inc.	1.250%	9/10/15	100	100
	WellPoint Inc.	5.250%	1/15/16	525	575
	WellPoint Inc.	5.875%	6/15/17	50	57
	WellPoint Inc.	1.875%	1/15/18	125	123
	WellPoint Inc.	3.125%	5/15/22	75	72
	WellPoint Inc.	3.300%	1/15/23	125	119
	WellPoint Inc.	5.950%	12/15/34	425	473
	WellPoint Inc.	5.850%	1/15/36	225	250
	WellPoint Inc.	6.375%	6/15/37	50	58
	WellPoint Inc.	4.625%	5/15/42	175	162
	Willis North America Inc.	5.625%	7/15/15	225	241
	WR Berkley Corp.	5.375%	9/15/20	25	27
	XL Group plc	5.250%	9/15/14	125	131
	XL Group plc	6.250%	5/15/27	125	141
	XLIT Ltd.	5.750%	10/1/21	105	119

	Other Finance (0.0%)
	NASDAQ OMX Group Inc.	4.000%	1/15/15	75	77
	NASDAQ OMX Group Inc.	5.550%	1/15/20	75	80
	ORIX Corp.	4.710%	4/27/15	250	263
	ORIX Corp.	5.000%	1/12/16	115	122
	XTRA Finance Corp.	5.150%	4/1/17	375	416

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Real Estate Investment Trusts (0.6%)
	Alexandria Real Estate Equities Inc.	4.600%	4/1/22	125	127
	Arden Realty LP	5.250%	3/1/15	25	27
	AvalonBay Communities Inc.	5.750%	9/15/16	50	57
	AvalonBay Communities Inc.	2.850%	3/15/23	25	23
	BioMed Realty LP	3.850%	4/15/16	125	131
	BioMed Realty LP	4.250%	7/15/22	50	50
	Boston Properties LP	5.625%	4/15/15	200	216
	Boston Properties LP	5.625%	11/15/20	225	255
	Boston Properties LP	4.125%	5/15/21	75	77
	Boston Properties LP	3.850%	2/1/23	225	222
	Boston Properties LP	3.125%	9/1/23	275	254
	Brandywine Operating Partnership LP	4.950%	4/15/18	250	266
	BRE Properties Inc.	3.375%	1/15/23	175	163
	Camden Property Trust	2.950%	12/15/22	125	116
	CommonWealth REIT	5.875%	9/15/20	100	105
6	Corporate Office Properties LP	3.600%	5/15/23	50	46
	DDR Corp.	4.750%	4/15/18	25	27
	DDR Corp.	4.625%	7/15/22	200	202
	DDR Corp.	3.375%	5/15/23	275	252
	Digital Realty Trust LP	4.500%	7/15/15	225	237
	Digital Realty Trust LP	5.250%	3/15/21	225	233
	Duke Realty LP	5.950%	2/15/17	125	139
	Duke Realty LP	8.250%	8/15/19	100	124
	Duke Realty LP	6.750%	3/15/20	250	287
	EPR Properties	5.750%	8/15/22	25	25
	EPR Properties	5.250%	7/15/23	125	121
	ERP Operating LP	5.250%	9/15/14	50	53
	ERP Operating LP	5.125%	3/15/16	75	83
	ERP Operating LP	5.375%	8/1/16	50	56
	ERP Operating LP	5.750%	6/15/17	25	28
	ERP Operating LP	4.625%	12/15/21	215	228
	ERP Operating LP	3.000%	4/15/23	125	115
	Essex Portfolio LP	3.250%	5/1/23	25	23
	Federal Realty Investment Trust	3.000%	8/1/22	75	71
	Federal Realty Investment Trust	2.750%	6/1/23	25	23
	HCP Inc.	3.750%	2/1/16	425	447
	HCP Inc.	6.300%	9/15/16	100	113
	HCP Inc.	6.700%	1/30/18	50	58
	HCP Inc.	3.750%	2/1/19	50	51
	HCP Inc.	2.625%	2/1/20	25	23
	HCP Inc.	5.375%	2/1/21	25	27
	HCP Inc.	3.150%	8/1/22	75	69
	HCP Inc.	6.750%	2/1/41	100	119
	Health Care REIT Inc.	3.625%	3/15/16	25	26
	Health Care REIT Inc.	6.200%	6/1/16	275	308
	Health Care REIT Inc.	4.700%	9/15/17	25	27
	Health Care REIT Inc.	2.250%	3/15/18	200	197
	Health Care REIT Inc.	4.125%	4/1/19	200	209
	Health Care REIT Inc.	4.950%	1/15/21	75	79
	Health Care REIT Inc.	5.250%	1/15/22	100	108
	Health Care REIT Inc.	3.750%	3/15/23	75	71
	Health Care REIT Inc.	6.500%	3/15/41	25	28
	Health Care REIT Inc.	5.125%	3/15/43	75	70
	Healthcare Realty Trust Inc.	6.500%	1/17/17	50	56
	Healthcare Realty Trust Inc.	3.750%	4/15/23	50	47
6	Healthcare Trust of America
	Holdings LP	3.700%	4/15/23	25	23
	Hospitality Properties Trust	7.875%	8/15/14	75	78
	Hospitality Properties Trust	5.125%	2/15/15	150	156
	Hospitality Properties Trust	6.700%	1/15/18	250	282
	Kilroy Realty LP	5.000%	11/3/15	100	108
	Kilroy Realty LP	4.800%	7/15/18	125	132
	Kilroy Realty LP	3.800%	1/15/23	200	189
	Kimco Realty Corp.	5.783%	3/15/16	25	28
	Kimco Realty Corp.	5.700%	5/1/17	250	279
	Kimco Realty Corp.	6.875%	10/1/19	50	60
	Kimco Realty Corp.	3.125%	6/1/23	25	23
	Liberty Property LP	5.125%	3/2/15	250	263
	Liberty Property LP	5.500%	12/15/16	50	55
	Liberty Property LP	3.375%	6/15/23	50	46

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Mack-Cali Realty LP	7.750%	8/15/19	100	124
	Mack-Cali Realty LP	4.500%	4/18/22	75	77
	National Retail Properties Inc.	6.875%	10/15/17	275	320
	Omega Healthcare Investors Inc.	6.750%	10/15/22	150	159
6	Piedmont Operating Partnership LP	3.400%	6/1/23	50	45
	Post Apartment Homes LP	3.375%	12/1/22	50	47
	ProLogis LP	4.500%	8/15/17	25	27
	ProLogis LP	7.375%	10/30/19	175	212
	ProLogis LP	6.625%	12/1/19	75	88
	ProLogis LP	6.875%	3/15/20	200	232
	Realty Income Corp.	2.000%	1/31/18	50	48
	Realty Income Corp.	6.750%	8/15/19	150	177
	Realty Income Corp.	5.750%	1/15/21	200	226
	Realty Income Corp.	3.250%	10/15/22	50	46
	Senior Housing Properties Trust	4.300%	1/15/16	50	52
	Simon Property Group LP	5.750%	12/1/15	525	579
	Simon Property Group LP	5.250%	12/1/16	250	279
	Simon Property Group LP	5.875%	3/1/17	25	28
	Simon Property Group LP	2.150%	9/15/17	75	75
	Simon Property Group LP	6.125%	5/30/18	225	264
	Simon Property Group LP	5.650%	2/1/20	75	86
	Simon Property Group LP	4.375%	3/1/21	125	135
	Simon Property Group LP	3.375%	3/15/22	100	98
	Simon Property Group LP	2.750%	2/1/23	25	23
	Simon Property Group LP	6.750%	2/1/40	375	461
	Simon Property Group LP	4.750%	3/15/42	75	73
	Tanger Properties LP	6.150%	11/15/15	100	112
	UDR Inc.	4.250%	6/1/18	125	134
	UDR Inc.	4.625%	1/10/22	50	52
	Ventas Realty LP / Ventas Capital Corp.	2.000%	2/15/18	100	97
	Ventas Realty LP / Ventas Capital Corp.	4.000%	4/30/19	150	156
	Ventas Realty LP / Ventas Capital Corp.	4.750%	6/1/21	125	132
	Ventas Realty LP / Ventas Capital Corp.	3.250%	8/15/22	200	185
	Washington REIT	4.950%	10/1/20	25	27
	Washington REIT	3.950%	10/15/22	75	71
	Weingarten Realty Investors	3.375%	10/15/22	25	23
	Weingarten Realty Investors	3.500%	4/15/23	100	94
					185,419
Industrial (12.8%)
	Basic Industry (1.3%)
	Agrium Inc.	6.750%	1/15/19	200	237
	Agrium Inc.	6.125%	1/15/41	25	27
	Agrium Inc.	4.900%	6/1/43	50	47
	Air Products & Chemicals Inc.	2.000%	8/2/16	125	128
	Air Products & Chemicals Inc.	1.200%	10/15/17	75	73
	Air Products & Chemicals Inc.	3.000%	11/3/21	75	73
	Air Products & Chemicals Inc.	2.750%	2/3/23	50	48
	Airgas Inc.	4.500%	9/15/14	50	52
	Airgas Inc.	3.250%	10/1/15	150	156
	Albemarle Corp.	4.500%	12/15/20	25	26
	Alcoa Inc.	5.900%	2/1/27	710	667
	AngloGold Ashanti Holdings plc	5.375%	4/15/20	50	47
	AngloGold Ashanti Holdings plc	5.125%	8/1/22	100	87
	AngloGold Ashanti Holdings plc	6.500%	4/15/40	50	41
	Barrick Gold Corp.	2.900%	5/30/16	425	420
6	Barrick Gold Corp.	2.500%	5/1/18	100	90
	Barrick Gold Corp.	6.950%	4/1/19	175	186
	Barrick Gold Corp.	3.850%	4/1/22	200	169
6	Barrick Gold Corp.	4.100%	5/1/23	250	211
	Barrick Gold Finance Co.	4.875%	11/15/14	75	77
	Barrick North America Finance LLC	6.800%	9/15/18	150	159
	Barrick North America Finance LLC	4.400%	5/30/21	125	113
	Barrick North America Finance LLC	5.700%	5/30/41	450	367
6	Barrick North America Finance LLC	5.750%	5/1/43	50	44
	BHP Billiton Finance USA Ltd.	1.125%	11/21/14	125	126
	BHP Billiton Finance USA Ltd.	1.000%	2/24/15	425	427
	BHP Billiton Finance USA Ltd.	5.250%	12/15/15	50	55
	BHP Billiton Finance USA Ltd.	1.875%	11/21/16	150	152
	BHP Billiton Finance USA Ltd.	1.625%	2/24/17	375	373
	BHP Billiton Finance USA Ltd.	5.400%	3/29/17	100	113
	BHP Billiton Finance USA Ltd.	6.500%	4/1/19	400	479

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	BHP Billiton Finance USA Ltd.	3.250%	11/21/21	25	24
	BHP Billiton Finance USA Ltd.	2.875%	2/24/22	225	213
	BHP Billiton Finance USA Ltd.	4.125%	2/24/42	150	139
	Cabot Corp.	2.550%	1/15/18	150	150
	Carpenter Technology Corp.	5.200%	7/15/21	275	280
	Celulosa Arauco y Constitucion SA	5.625%	4/20/15	250	263
	Celulosa Arauco y Constitucion SA	5.000%	1/21/21	25	25
	Celulosa Arauco y Constitucion SA	4.750%	1/11/22	75	76
	CF Industries Inc.	6.875%	5/1/18	275	322
	CF Industries Inc.	7.125%	5/1/20	380	454
	CF Industries Inc.	4.950%	6/1/43	125	119
	Cliffs Natural Resources Inc.	5.900%	3/15/20	25	24
	Cliffs Natural Resources Inc.	4.875%	4/1/21	300	272
	Cliffs Natural Resources Inc.	6.250%	10/1/40	125	103
	Domtar Corp.	6.250%	9/1/42	25	24
	Dow Chemical Co.	2.500%	2/15/16	75	77
	Dow Chemical Co.	5.700%	5/15/18	25	29
	Dow Chemical Co.	4.250%	11/15/20	125	131
	Dow Chemical Co.	4.125%	11/15/21	100	103
	Dow Chemical Co.	7.375%	11/1/29	25	31
	Dow Chemical Co.	9.400%	5/15/39	350	509
	Dow Chemical Co.	5.250%	11/15/41	200	199
	Eastman Chemical Co.	3.000%	12/15/15	50	52
	Eastman Chemical Co.	2.400%	6/1/17	75	75
	Eastman Chemical Co.	5.500%	11/15/19	150	169
	Eastman Chemical Co.	4.500%	1/15/21	75	79
	Eastman Chemical Co.	3.600%	8/15/22	200	193
	Eastman Chemical Co.	4.800%	9/1/42	225	211
	Ecolab Inc.	2.375%	12/8/14	75	77
	Ecolab Inc.	3.000%	12/8/16	50	52
	Ecolab Inc.	1.450%	12/8/17	225	218
	Ecolab Inc.	4.350%	12/8/21	400	421
	Ecolab Inc.	5.500%	12/8/41	150	164
	EI du Pont de Nemours & Co.	1.950%	1/15/16	150	154
	EI du Pont de Nemours & Co.	5.250%	12/15/16	25	28
	EI du Pont de Nemours & Co.	6.000%	7/15/18	275	325
	EI du Pont de Nemours & Co.	4.625%	1/15/20	400	443
	EI du Pont de Nemours & Co.	3.625%	1/15/21	600	626
	EI du Pont de Nemours & Co.	2.800%	2/15/23	125	119
	EI du Pont de Nemours & Co.	6.500%	1/15/28	100	123
	EI du Pont de Nemours & Co.	4.900%	1/15/41	150	160
	EI du Pont de Nemours & Co.	4.150%	2/15/43	175	167
	FMC Corp.	3.950%	2/1/22	50	50
	Freeport-McMoRan Copper & Gold Inc.	1.400%	2/13/15	225	224
	Freeport-McMoRan Copper & Gold Inc.	2.150%	3/1/17	50	49
6	Freeport-McMoRan Copper & Gold Inc.	2.375%	3/15/18	400	381
6	Freeport-McMoRan Copper & Gold Inc.	3.100%	3/15/20	300	278
	Freeport-McMoRan Copper & Gold Inc.	3.550%	3/1/22	100	91
6	Freeport-McMoRan Copper & Gold Inc.	3.875%	3/15/23	460	418
6	Freeport-McMoRan Copper & Gold Inc.	5.450%	3/15/43	225	199
	Goldcorp Inc.	2.125%	3/15/18	325	310
	Goldcorp Inc.	3.700%	3/15/23	200	177
	International Paper Co.	5.300%	4/1/15	75	80
	International Paper Co.	7.950%	6/15/18	500	611
	International Paper Co.	7.500%	8/15/21	950	1,165
	International Paper Co.	7.300%	11/15/39	100	120
	Kinross Gold Corp.	5.125%	9/1/21	75	73
	Kinross Gold Corp.	6.875%	9/1/41	50	44
	Lubrizol Corp.	5.500%	10/1/14	250	266
	LyondellBasell Industries NV	5.000%	4/15/19	350	378
	LyondellBasell Industries NV	6.000%	11/15/21	175	196
	LyondellBasell Industries NV	5.750%	4/15/24	175	191
	Monsanto Co.	5.875%	4/15/38	325	386
	Mosaic Co.	3.750%	11/15/21	150	150
	Newmont Mining Corp.	3.500%	3/15/22	650	555
	Newmont Mining Corp.	5.875%	4/1/35	100	95
	Newmont Mining Corp.	4.875%	3/15/42	100	78
	Nucor Corp.	5.750%	12/1/17	25	29
	Nucor Corp.	5.850%	6/1/18	150	175
	Nucor Corp.	6.400%	12/1/37	100	120
	Packaging Corp. of America	3.900%	6/15/22	100	98

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
Placer Dome Inc.	6.450%	10/15/35	75	72
Plum Creek Timberlands LP	5.875%	11/15/15	100	110
Plum Creek Timberlands LP	4.700%	3/15/21	75	78
Potash Corp. of Saskatchewan Inc.	3.750%	9/30/15	150	159
Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	175	184
Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	125	138
Potash Corp. of Saskatchewan Inc.	5.625%	12/1/40	175	192
PPG Industries Inc.	1.900%	1/15/16	175	179
Praxair Inc.	4.375%	3/31/14	75	77
Praxair Inc.	5.250%	11/15/14	50	53
Praxair Inc.	5.200%	3/15/17	25	28
Praxair Inc.	4.500%	8/15/19	50	55
Praxair Inc.	3.000%	9/1/21	75	74
Praxair Inc.	2.450%	2/15/22	450	422
Praxair Inc.	2.200%	8/15/22	200	182
Praxair Inc.	3.550%	11/7/42	50	43
Rayonier Inc.	3.750%	4/1/22	50	49
Reliance Steel & Aluminum Co.	4.500%	4/15/23	75	71
Rio Tinto Alcan Inc.	5.000%	6/1/15	25	27
Rio Tinto Alcan Inc.	6.125%	12/15/33	225	253
Rio Tinto Finance USA Ltd.	1.875%	11/2/15	75	76
Rio Tinto Finance USA Ltd.	2.500%	5/20/16	350	358
Rio Tinto Finance USA Ltd.	6.500%	7/15/18	150	177
Rio Tinto Finance USA Ltd.	9.000%	5/1/19	550	715
Rio Tinto Finance USA Ltd.	3.500%	11/2/20	75	75
Rio Tinto Finance USA Ltd.	3.750%	9/20/21	300	296
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	75	94
Rio Tinto Finance USA Ltd.	5.200%	11/2/40	125	123
Rio Tinto Finance USA plc	1.375%	6/17/16	75	74
Rio Tinto Finance USA plc	2.000%	3/22/17	125	124
Rio Tinto Finance USA plc	1.625%	8/21/17	200	196
Rio Tinto Finance USA plc	2.250%	12/14/18	75	73
Rio Tinto Finance USA plc	3.500%	3/22/22	75	72
Rio Tinto Finance USA plc	2.875%	8/21/22	75	69
Rio Tinto Finance USA plc	4.750%	3/22/42	150	143
Rio Tinto Finance USA plc	4.125%	8/21/42	450	382
Rohm & Haas Co.	7.850%	7/15/29	250	328
RPM International Inc.	6.125%	10/15/19	25	29
RPM International Inc.	3.450%	11/15/22	100	93
Sherwin-Williams Co.	3.125%	12/15/14	75	78
Sigma-Aldrich Corp.	3.375%	11/1/20	50	50
Southern Copper Corp.	5.375%	4/16/20	75	80
Southern Copper Corp.	7.500%	7/27/35	450	477
Southern Copper Corp.	6.750%	4/16/40	125	124
Syngenta Finance NV	3.125%	3/28/22	100	97
Syngenta Finance NV	4.375%	3/28/42	50	48
Teck Resources Ltd.	3.150%	1/15/17	25	26
Teck Resources Ltd.	2.500%	2/1/18	125	121
Teck Resources Ltd.	4.750%	1/15/22	25	25
Teck Resources Ltd.	3.750%	2/1/23	250	230
Teck Resources Ltd.	6.125%	10/1/35	200	195
Teck Resources Ltd.	6.250%	7/15/41	225	216
Teck Resources Ltd.	5.200%	3/1/42	150	127
Teck Resources Ltd.	5.400%	2/1/43	50	43
Vale Canada Ltd.	5.700%	10/15/15	125	134
Vale Overseas Ltd.	6.250%	1/23/17	50	56
Vale Overseas Ltd.	5.625%	9/15/19	175	188
Vale Overseas Ltd.	4.625%	9/15/20	275	272
Vale Overseas Ltd.	4.375%	1/11/22	860	819
Vale Overseas Ltd.	8.250%	1/17/34	50	59
Vale Overseas Ltd.	6.875%	11/21/36	500	504
Vale Overseas Ltd.	6.875%	11/10/39	450	455
Valspar Corp.	7.250%	6/15/19	25	30
Westlake Chemical Corp.	3.600%	7/15/22	25	24
Westvaco Corp.	7.950%	2/15/31	125	146
Weyerhaeuser Co.	7.375%	10/1/19	100	118
Weyerhaeuser Co.	8.500%	1/15/25	50	63
Weyerhaeuser Co.	7.375%	3/15/32	200	241
Weyerhaeuser Co.	6.875%	12/15/33	50	57
Xstrata Canada Corp.	5.500%	6/15/17	200	220

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Capital Goods (1.2%)
	3M Co.	6.375%	2/15/28	100	125
	3M Co.	5.700%	3/15/37	125	150
	ABB Finance USA Inc.	1.625%	5/8/17	100	99
	ABB Finance USA Inc.	4.375%	5/8/42	25	24
	Acuity Brands Lighting Inc.	6.000%	12/15/19	50	55
	Boeing Capital Corp.	3.250%	10/27/14	275	285
	Boeing Co.	3.500%	2/15/15	400	419
	Boeing Co.	6.000%	3/15/19	25	30
	Boeing Co.	4.875%	2/15/20	75	85
	Boeing Co.	6.625%	2/15/38	50	64
	Boeing Co.	6.875%	3/15/39	75	99
	Boeing Co.	5.875%	2/15/40	275	329
	Carlisle Cos. Inc.	3.750%	11/15/22	75	72
	Caterpillar Financial Services Corp.	1.125%	12/15/14	300	302
	Caterpillar Financial Services Corp.	4.750%	2/17/15	250	266
	Caterpillar Financial Services Corp.	1.050%	3/26/15	300	302
	Caterpillar Financial Services Corp.	2.650%	4/1/16	375	391
	Caterpillar Financial Services Corp.	2.050%	8/1/16	300	306
	Caterpillar Financial Services Corp.	1.750%	3/24/17	325	325
	Caterpillar Financial Services Corp.	7.150%	2/15/19	525	651
	Caterpillar Inc.	0.950%	6/26/15	150	150
	Caterpillar Inc.	1.500%	6/26/17	150	148
	Caterpillar Inc.	3.900%	5/27/21	75	79
	Caterpillar Inc.	2.600%	6/26/22	50	48
	Caterpillar Inc.	3.803%	8/15/42	443	387
	Cooper US Inc.	5.450%	4/1/15	75	81
	Cooper US Inc.	2.375%	1/15/16	500	514
	CRH America Inc.	4.125%	1/15/16	50	53
	CRH America Inc.	6.000%	9/30/16	225	254
	CRH America Inc.	8.125%	7/15/18	300	365
	CRH America Inc.	5.750%	1/15/21	75	82
	Danaher Corp.	2.300%	6/23/16	50	52
	Danaher Corp.	5.625%	1/15/18	75	87
	Deere & Co.	4.375%	10/16/19	175	194
	Deere & Co.	2.600%	6/8/22	325	309
	Deere & Co.	5.375%	10/16/29	125	145
	Deere & Co.	7.125%	3/3/31	100	133
	Deere & Co.	3.900%	6/9/42	75	69
	Dover Corp.	5.450%	3/15/18	200	230
	Dover Corp.	6.600%	3/15/38	75	95
	Eaton Corp.	5.600%	5/15/18	300	343
6	Eaton Corp.	2.750%	11/2/22	200	188
6	Eaton Corp.	4.000%	11/2/32	25	23
6	Eaton Corp.	4.150%	11/2/42	50	45
	Embraer Overseas Ltd.	6.375%	1/24/17	150	161
	Embraer Overseas Ltd.	6.375%	1/15/20	300	328
	Emerson Electric Co.	5.250%	10/15/18	225	260
	Emerson Electric Co.	4.875%	10/15/19	25	29
	Emerson Electric Co.	4.250%	11/15/20	25	27
	Emerson Electric Co.	6.000%	8/15/32	275	334
	Exelis Inc.	4.250%	10/1/16	75	79
	Flowserve Corp.	3.500%	9/15/22	250	238
	General Dynamics Corp.	1.375%	1/15/15	250	253
	General Dynamics Corp.	1.000%	11/15/17	275	266
	General Dynamics Corp.	3.875%	7/15/21	250	262
	General Dynamics Corp.	2.250%	11/15/22	300	272
	General Dynamics Corp.	3.600%	11/15/42	100	86
	General Electric Co.	0.850%	10/9/15	375	374
	General Electric Co.	5.250%	12/6/17	765	864
	General Electric Co.	2.700%	10/9/22	700	664
	General Electric Co.	4.125%	10/9/42	375	348
	Harsco Corp.	5.750%	5/15/18	300	322
	Honeywell International Inc.	5.300%	3/15/17	200	226
	Honeywell International Inc.	4.250%	3/1/21	450	493
	Honeywell International Inc.	5.700%	3/15/37	100	117
	Honeywell International Inc.	5.375%	3/1/41	250	287
	Illinois Tool Works Inc.	6.250%	4/1/19	100	120
	Illinois Tool Works Inc.	3.375%	9/15/21	100	102
	Illinois Tool Works Inc.	4.875%	9/15/41	75	78
	Illinois Tool Works Inc.	3.900%	9/1/42	75	67

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	125	147
6	Ingersoll-Rand Global Holding Co. Ltd.	2.875%	1/15/19	50	49
6	Ingersoll-Rand Global Holding Co. Ltd.	4.250%	6/15/23	75	74
6	Ingersoll-Rand Global Holding Co. Ltd.	5.750%	6/15/43	25	25
	John Deere Capital Corp.	1.250%	12/2/14	175	177
	John Deere Capital Corp.	2.950%	3/9/15	100	104
	John Deere Capital Corp.	0.950%	6/29/15	200	201
	John Deere Capital Corp.	0.750%	1/22/16	50	50
	John Deere Capital Corp.	2.000%	1/13/17	150	152
	John Deere Capital Corp.	2.800%	9/18/17	275	286
	John Deere Capital Corp.	1.200%	10/10/17	200	194
	John Deere Capital Corp.	1.300%	3/12/18	125	121
	John Deere Capital Corp.	5.750%	9/10/18	275	321
	John Deere Capital Corp.	1.700%	1/15/20	125	118
	John Deere Capital Corp.	3.150%	10/15/21	25	25
	John Deere Capital Corp.	2.800%	1/27/23	50	48
	Joy Global Inc.	6.000%	11/15/16	50	57
	Kennametal Inc.	2.650%	11/1/19	75	73
	Kennametal Inc.	3.875%	2/15/22	50	49
	L-3 Communications Corp.	5.200%	10/15/19	100	108
	L-3 Communications Corp.	4.750%	7/15/20	75	78
	L-3 Communications Corp.	4.950%	2/15/21	325	342
	Lockheed Martin Corp.	3.350%	9/15/21	500	500
	Lockheed Martin Corp.	6.150%	9/1/36	725	835
	Lockheed Martin Corp.	5.500%	11/15/39	25	27
	Martin Marietta Materials Inc.	6.600%	4/15/18	150	169
	Mohawk Industries Inc.	3.850%	2/1/23	300	289
	Northrop Grumman Corp.	1.750%	6/1/18	275	268
	Northrop Grumman Corp.	3.500%	3/15/21	200	202
	Northrop Grumman Corp.	3.250%	8/1/23	150	143
	Northrop Grumman Corp.	5.050%	11/15/40	50	50
	Northrop Grumman Corp.	4.750%	6/1/43	125	120
	Owens Corning	6.500%	12/1/16	341	381
	Owens Corning	4.200%	12/15/22	150	145
	Parker Hannifin Corp.	5.500%	5/15/18	50	57
	Parker Hannifin Corp.	3.500%	9/15/22	100	101
	Parker Hannifin Corp.	6.250%	5/15/38	25	31
	Pentair Finance SA	1.350%	12/1/15	125	125
	Precision Castparts Corp.	0.700%	12/20/15	75	75
	Precision Castparts Corp.	1.250%	1/15/18	325	316
	Precision Castparts Corp.	2.500%	1/15/23	25	23
	Precision Castparts Corp.	3.900%	1/15/43	75	69
	Raytheon Co.	6.750%	3/15/18	125	150
	Raytheon Co.	4.400%	2/15/20	100	109
	Raytheon Co.	3.125%	10/15/20	25	25
	Raytheon Co.	2.500%	12/15/22	175	161
	Raytheon Co.	7.200%	8/15/27	25	32
	Raytheon Co.	4.700%	12/15/41	300	302
	Republic Services Inc.	3.800%	5/15/18	150	158
	Republic Services Inc.	5.500%	9/15/19	100	113
	Republic Services Inc.	5.000%	3/1/20	125	137
	Republic Services Inc.	5.250%	11/15/21	75	82
	Republic Services Inc.	3.550%	6/1/22	50	49
	Republic Services Inc.	6.086%	3/15/35	75	84
	Republic Services Inc.	6.200%	3/1/40	125	143
	Republic Services Inc.	5.700%	5/15/41	200	218
	Rockwell Automation Inc.	5.650%	12/1/17	25	29
	Rockwell Automation Inc.	6.700%	1/15/28	50	64
	Rockwell Automation Inc.	6.250%	12/1/37	100	123
	Rockwell Collins Inc.	5.250%	7/15/19	25	29
	Rockwell Collins Inc.	3.100%	11/15/21	50	50
	Roper Industries Inc.	1.850%	11/15/17	75	74
	Roper Industries Inc.	2.050%	10/1/18	200	196
	Roper Industries Inc.	6.250%	9/1/19	75	87
	Snap-on Inc.	6.125%	9/1/21	75	88
	Sonoco Products Co.	4.375%	11/1/21	25	26
	Sonoco Products Co.	5.750%	11/1/40	125	133
	Stanley Black & Decker Inc.	3.400%	12/1/21	150	149
	Stanley Black & Decker Inc.	5.200%	9/1/40	125	129
	Tyco International Ltd. /
	Tyco International Finance SA	7.000%	12/15/19	225	268

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
United Technologies Corp.	4.875%	5/1/15	125	135
United Technologies Corp.	1.800%	6/1/17	225	226
United Technologies Corp.	5.375%	12/15/17	875	1,008
United Technologies Corp.	4.500%	4/15/20	100	112
United Technologies Corp.	3.100%	6/1/22	375	370
United Technologies Corp.	6.700%	8/1/28	100	126
United Technologies Corp.	7.500%	9/15/29	125	173
United Technologies Corp.	5.400%	5/1/35	150	169
United Technologies Corp.	6.050%	6/1/36	225	273
United Technologies Corp.	6.125%	7/15/38	300	367
United Technologies Corp.	5.700%	4/15/40	100	117
United Technologies Corp.	4.500%	6/1/42	725	716
Waste Management Inc.	6.375%	3/11/15	175	191
Waste Management Inc.	2.600%	9/1/16	125	129
Waste Management Inc.	6.100%	3/15/18	375	435
Waste Management Inc.	4.600%	3/1/21	50	53
Waste Management Inc.	6.125%	11/30/39	200	231

Communication (2.2%)
America Movil SAB de CV	5.750%	1/15/15	296	315
America Movil SAB de CV	2.375%	9/8/16	300	304
America Movil SAB de CV	5.625%	11/15/17	150	171
America Movil SAB de CV	5.000%	10/16/19	400	431
America Movil SAB de CV	6.375%	3/1/35	175	194
America Movil SAB de CV	6.125%	11/15/37	150	161
America Movil SAB de CV	6.125%	3/30/40	475	517
America Movil SAB de CV	4.375%	7/16/42	250	213
American Tower Corp.	4.625%	4/1/15	325	343
American Tower Corp.	4.500%	1/15/18	225	240
American Tower Corp.	5.900%	11/1/21	500	556
American Tower Corp.	3.500%	1/31/23	50	46
AT&T Corp.	6.500%	3/15/29	175	203
AT&T Corp.	8.000%	11/15/31	406	565
AT&T Inc.	5.100%	9/15/14	450	473
AT&T Inc.	2.500%	8/15/15	600	616
AT&T Inc.	0.800%	12/1/15	150	149
AT&T Inc.	2.950%	5/15/16	125	131
AT&T Inc.	5.625%	6/15/16	400	448
AT&T Inc.	2.400%	8/15/16	200	206
AT&T Inc.	1.700%	6/1/17	425	420
AT&T Inc.	1.400%	12/1/17	200	195
AT&T Inc.	5.500%	2/1/18	100	114
AT&T Inc.	5.600%	5/15/18	450	520
AT&T Inc.	5.800%	2/15/19	250	290
AT&T Inc.	4.450%	5/15/21	250	270
AT&T Inc.	3.875%	8/15/21	250	258
AT&T Inc.	3.000%	2/15/22	300	287
AT&T Inc.	2.625%	12/1/22	350	320
AT&T Inc.	6.450%	6/15/34	315	360
AT&T Inc.	6.500%	9/1/37	450	512
AT&T Inc.	6.300%	1/15/38	725	808
AT&T Inc.	6.550%	2/15/39	50	57
AT&T Inc.	5.350%	9/1/40	631	638
AT&T Inc.	5.550%	8/15/41	275	283
AT&T Inc.	4.300%	12/15/42	271	236
AT&T Inc.	4.350%	6/15/45	374	327
AT&T Mobility LLC	7.125%	12/15/31	175	226
Bellsouth Capital Funding Corp.	7.875%	2/15/30	128	160
BellSouth Corp.	5.200%	9/15/14	125	131
BellSouth Corp.	5.200%	12/15/16	75	85
BellSouth Corp.	6.875%	10/15/31	78	89
BellSouth Corp.	6.550%	6/15/34	154	170
BellSouth Corp.	6.000%	11/15/34	189	194
BellSouth Telecommunications Inc.	6.375%	6/1/28	70	78
British Telecommunications plc	1.625%	6/28/16	150	150
British Telecommunications plc	5.950%	1/15/18	300	343
British Telecommunications plc	9.625%	12/15/30	350	525
CBS Corp.	8.875%	5/15/19	175	225
CBS Corp.	5.750%	4/15/20	115	130
CBS Corp.	4.300%	2/15/21	275	285
CBS Corp.	5.900%	10/15/40	275	289

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
CC Holdings GS V LLC /
Crown Castle GS III Corp.	3.849%	4/15/23	250	238
Cellco Partnership /
Verizon Wireless Capital LLC	8.500%	11/15/18	600	778
Comcast Cable Communications
Holdings Inc.	9.455%	11/15/22	139	196
Comcast Cable Communications LLC	8.875%	5/1/17	500	623
Comcast Corp.	5.900%	3/15/16	100	112
Comcast Corp.	6.300%	11/15/17	50	59
Comcast Corp.	5.875%	2/15/18	325	379
Comcast Corp.	5.700%	5/15/18	175	203
Comcast Corp.	5.700%	7/1/19	775	903
Comcast Corp.	5.150%	3/1/20	325	371
Comcast Corp.	2.850%	1/15/23	200	190
Comcast Corp.	4.250%	1/15/33	275	263
Comcast Corp.	5.650%	6/15/35	400	444
Comcast Corp.	6.500%	11/15/35	750	891
Comcast Corp.	6.450%	3/15/37	75	90
Comcast Corp.	6.950%	8/15/37	225	283
Comcast Corp.	4.500%	1/15/43	125	120
COX Communications Inc.	5.450%	12/15/14	160	171
COX Communications Inc.	5.500%	10/1/15	125	137
Deutsche Telekom International
Finance BV	4.875%	7/8/14	75	78
Deutsche Telekom International
Finance BV	5.750%	3/23/16	400	444
Deutsche Telekom International
Finance BV	6.000%	7/8/19	150	176
Deutsche Telekom International
Finance BV	8.750%	6/15/30	450	622
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	4.750%	10/1/14	50	52
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	3.550%	3/15/15	100	104
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	3.125%	2/15/16	25	26
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	3.500%	3/1/16	250	262
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	5.875%	10/1/19	925	1,041
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	5.000%	3/1/21	750	790
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	5.150%	3/15/42	375	333
Discovery Communications LLC	5.050%	6/1/20	350	388
Discovery Communications LLC	4.375%	6/15/21	25	26
Discovery Communications LLC	3.300%	5/15/22	125	120
Discovery Communications LLC	3.250%	4/1/23	100	94
Discovery Communications LLC	4.950%	5/15/42	75	71
Discovery Communications LLC	4.875%	4/1/43	100	94
Embarq Corp.	7.082%	6/1/16	175	195
Embarq Corp.	7.995%	6/1/36	50	53
Grupo Televisa SAB	6.625%	3/18/25	100	117
Grupo Televisa SAB	6.625%	1/15/40	275	305
Interpublic Group of Cos. Inc.	3.750%	2/15/23	300	277
McGraw Hill Financial Inc.	6.550%	11/15/37	150	151
Moody’s Corp.	4.500%	9/1/22	400	401
NBCUniversal Media LLC	3.650%	4/30/15	75	79
NBCUniversal Media LLC	2.875%	4/1/16	275	288
NBCUniversal Media LLC	5.150%	4/30/20	125	142
NBCUniversal Media LLC	4.375%	4/1/21	175	189
NBCUniversal Media LLC	2.875%	1/15/23	225	213
NBCUniversal Media LLC	6.400%	4/30/40	300	358
NBCUniversal Media LLC	5.950%	4/1/41	150	171
NBCUniversal Media LLC	4.450%	1/15/43	225	212
New Cingular Wireless Services Inc.	8.750%	3/1/31	75	108
News America Inc.	5.300%	12/15/14	250	266
News America Inc.	4.500%	2/15/21	200	214
News America Inc.	3.000%	9/15/22	150	140
News America Inc.	6.550%	3/15/33	300	336
News America Inc.	6.200%	12/15/34	500	545

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	News America Inc.	6.400%	12/15/35	365	406
	News America Inc.	8.150%	10/17/36	175	223
	News America Inc.	6.150%	3/1/37	100	109
	News America Inc.	6.900%	8/15/39	100	117
	Nippon Telegraph & Telephone Corp.	1.400%	7/18/17	25	25
	Omnicom Group Inc.	5.900%	4/15/16	25	28
	Omnicom Group Inc.	4.450%	8/15/20	300	314
	Omnicom Group Inc.	3.625%	5/1/22	325	314
	Orange SA	2.125%	9/16/15	175	177
	Orange SA	2.750%	9/14/16	225	230
	Orange SA	4.125%	9/14/21	325	327
	Orange SA	8.500%	3/1/31	425	574
	Orange SA	5.375%	1/13/42	150	149
	Pacific Bell Telephone Co.	7.125%	3/15/26	50	61
	Qwest Corp.	7.500%	10/1/14	200	215
	Qwest Corp.	6.500%	6/1/17	100	113
	Qwest Corp.	7.250%	9/15/25	25	29
	Qwest Corp.	6.875%	9/15/33	275	269
	Qwest Corp.	7.125%	11/15/43	100	102
6	Reed Elsevier Capital Inc.	3.125%	10/15/22	282	261
	Rogers Communications Inc.	6.800%	8/15/18	150	181
	Rogers Communications Inc.	3.000%	3/15/23	205	191
	Telecom Italia Capital SA	6.175%	6/18/14	49	51
	Telecom Italia Capital SA	7.175%	6/18/19	100	112
	Telecom Italia Capital SA	6.375%	11/15/33	85	80
	Telecom Italia Capital SA	6.000%	9/30/34	25	23
	Telecom Italia Capital SA	7.200%	7/18/36	100	100
	Telecom Italia Capital SA	7.721%	6/4/38	425	434
	Telefonica Emisiones SAU	3.729%	4/27/15	100	103
	Telefonica Emisiones SAU	6.421%	6/20/16	450	494
	Telefonica Emisiones SAU	3.192%	4/27/18	325	316
	Telefonica Emisiones SAU	5.877%	7/15/19	100	109
	Telefonica Emisiones SAU	5.134%	4/27/20	225	230
	Telefonica Emisiones SAU	5.462%	2/16/21	225	232
	Telefonica Emisiones SAU	4.570%	4/27/23	500	480
	Telefonica Emisiones SAU	7.045%	6/20/36	425	467
	Thomson Reuters Corp.	5.700%	10/1/14	125	132
	Thomson Reuters Corp.	4.700%	10/15/19	300	331
	Thomson Reuters Corp.	5.500%	8/15/35	75	78
	Thomson Reuters Corp.	5.850%	4/15/40	150	162
	Time Warner Cable Inc.	3.500%	2/1/15	150	156
	Time Warner Cable Inc.	5.850%	5/1/17	275	304
	Time Warner Cable Inc.	6.750%	7/1/18	850	988
	Time Warner Cable Inc.	8.250%	4/1/19	225	271
	Time Warner Cable Inc.	5.000%	2/1/20	475	496
	Time Warner Cable Inc.	6.550%	5/1/37	200	200
	Time Warner Cable Inc.	6.750%	6/15/39	200	206
	Time Warner Cable Inc.	5.875%	11/15/40	600	550
	Time Warner Cable Inc.	4.500%	9/15/42	350	271
	Time Warner Entertainment Co. LP	8.375%	3/15/23	175	218
	Time Warner Entertainment Co. LP	8.375%	7/15/33	100	117
	United States Cellular Corp.	6.700%	12/15/33	75	74
	Verizon Communications Inc.	5.550%	2/15/16	250	277
	Verizon Communications Inc.	3.000%	4/1/16	25	26
	Verizon Communications Inc.	2.000%	11/1/16	500	510
	Verizon Communications Inc.	5.500%	4/1/17	50	56
	Verizon Communications Inc.	5.500%	2/15/18	600	684
	Verizon Communications Inc.	6.100%	4/15/18	50	58
	Verizon Communications Inc.	8.750%	11/1/18	389	508
	Verizon Communications Inc.	6.350%	4/1/19	200	236
	Verizon Communications Inc.	4.600%	4/1/21	775	840
	Verizon Communications Inc.	3.500%	11/1/21	100	100
	Verizon Communications Inc.	7.750%	12/1/30	425	556
	Verizon Communications Inc.	5.850%	9/15/35	425	463
	Verizon Communications Inc.	6.250%	4/1/37	60	68
	Verizon Communications Inc.	6.400%	2/15/38	625	724
	Verizon Communications Inc.	6.900%	4/15/38	290	355
	Verizon Communications Inc.	4.750%	11/1/41	200	190
	Vodafone Group plc	5.375%	1/30/15	500	534
	Vodafone Group plc	0.900%	2/19/16	50	49
	Vodafone Group plc	5.750%	3/15/16	100	111

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Vodafone Group plc	5.625%	2/27/17	250	278
	Vodafone Group plc	1.625%	3/20/17	625	610
	Vodafone Group plc	1.250%	9/26/17	475	456
	Vodafone Group plc	1.500%	2/19/18	50	48
	Vodafone Group plc	5.450%	6/10/19	150	169
	Vodafone Group plc	2.500%	9/26/22	75	67
	Vodafone Group plc	2.950%	2/19/23	415	384
	Vodafone Group plc	7.875%	2/15/30	50	65
	Vodafone Group plc	6.150%	2/27/37	225	248
	Vodafone Group plc	4.375%	2/19/43	150	134
	Washington Post Co.	7.250%	2/1/19	75	88
	WPP Finance 2010	4.750%	11/21/21	608	628
	WPP Finance 2010	3.625%	9/7/22	200	188
	WPP Finance UK	8.000%	9/15/14	50	54

	Consumer Cyclical (1.6%)
	ADT Corp.	2.250%	7/15/17	25	25
	ADT Corp.	3.500%	7/15/22	300	276
	ADT Corp.	4.875%	7/15/42	75	64
	Amazon.com Inc.	0.650%	11/27/15	150	149
	Amazon.com Inc.	1.200%	11/29/17	200	193
	Amazon.com Inc.	2.500%	11/29/22	150	136
	AutoZone Inc.	7.125%	8/1/18	250	298
	AutoZone Inc.	2.875%	1/15/23	50	46
	AutoZone Inc.	3.125%	7/15/23	125	117
	BorgWarner Inc.	4.625%	9/15/20	25	26
	Brinker International Inc.	2.600%	5/15/18	25	24
	Brinker International Inc.	3.875%	5/15/23	25	23
	Carnival Corp.	1.200%	2/5/16	100	99
	Costco Wholesale Corp.	5.500%	3/15/17	200	228
	CVS Caremark Corp.	4.875%	9/15/14	50	53
	CVS Caremark Corp.	3.250%	5/18/15	25	26
	CVS Caremark Corp.	6.125%	8/15/16	100	115
	CVS Caremark Corp.	2.750%	12/1/22	150	141
	CVS Caremark Corp.	6.250%	6/1/27	375	447
	CVS Caremark Corp.	6.125%	9/15/39	175	205
6	Daimler Finance North America LLC	2.625%	9/15/16	125	129
	Daimler Finance North America LLC	8.500%	1/18/31	100	143
	Darden Restaurants Inc.	6.200%	10/15/17	275	312
	Darden Restaurants Inc.	4.500%	10/15/21	225	228
	eBay Inc.	1.625%	10/15/15	75	77
	eBay Inc.	1.350%	7/15/17	175	172
	eBay Inc.	3.250%	10/15/20	75	77
	eBay Inc.	2.600%	7/15/22	400	372
	eBay Inc.	4.000%	7/15/42	25	21
	Expedia Inc.	5.950%	8/15/20	75	80
	Family Dollar Stores Inc.	5.000%	2/1/21	75	78
	Ford Motor Co.	6.625%	10/1/28	275	305
	Ford Motor Co.	6.375%	2/1/29	100	107
	Ford Motor Co.	7.450%	7/16/31	375	450
	Ford Motor Co.	7.400%	11/1/46	100	117
	Ford Motor Credit Co. LLC	8.700%	10/1/14	100	108
	Ford Motor Credit Co. LLC	3.875%	1/15/15	650	666
	Ford Motor Credit Co. LLC	7.000%	4/15/15	225	244
	Ford Motor Credit Co. LLC	2.750%	5/15/15	100	101
	Ford Motor Credit Co. LLC	12.000%	5/15/15	125	147
	Ford Motor Credit Co. LLC	5.625%	9/15/15	125	134
	Ford Motor Credit Co. LLC	4.207%	4/15/16	125	131
	Ford Motor Credit Co. LLC	3.984%	6/15/16	550	574
	Ford Motor Credit Co. LLC	8.000%	12/15/16	200	234
	Ford Motor Credit Co. LLC	4.250%	2/3/17	100	104
	Ford Motor Credit Co. LLC	6.625%	8/15/17	325	367
	Ford Motor Credit Co. LLC	5.000%	5/15/18	650	694
	Ford Motor Credit Co. LLC	8.125%	1/15/20	250	302
	Ford Motor Credit Co. LLC	5.750%	2/1/21	250	271
	Ford Motor Credit Co. LLC	5.875%	8/2/21	325	354
	Historic TW Inc.	9.150%	2/1/23	195	265
	Historic TW Inc.	6.625%	5/15/29	175	204
	Home Depot Inc.	5.400%	3/1/16	175	195
	Home Depot Inc.	3.950%	9/15/20	100	109
	Home Depot Inc.	4.400%	4/1/21	1,100	1,205

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Home Depot Inc.	5.875%	12/16/36	275	325
	Home Depot Inc.	5.400%	9/15/40	75	84
	Home Depot Inc.	5.950%	4/1/41	125	151
	Host Hotels & Resorts LP	6.000%	10/1/21	100	109
	Host Hotels & Resorts LP	4.750%	3/1/23	400	402
	Hyatt Hotels Corp.	3.875%	8/15/16	50	53
	Hyatt Hotels Corp.	5.375%	8/15/21	50	54
	Hyatt Hotels Corp.	3.375%	7/15/23	25	23
	International Game Technology	7.500%	6/15/19	50	58
	International Game Technology	5.500%	6/15/20	75	78
	Johnson Controls Inc.	2.600%	12/1/16	100	103
	Johnson Controls Inc.	5.000%	3/30/20	125	138
	Johnson Controls Inc.	4.250%	3/1/21	250	263
	Johnson Controls Inc.	3.750%	12/1/21	100	102
	Johnson Controls Inc.	6.000%	1/15/36	50	55
	Johnson Controls Inc.	5.250%	12/1/41	50	51
	Kohl’s Corp.	6.250%	12/15/17	50	57
	Kohl’s Corp.	4.000%	11/1/21	300	299
	Kohl’s Corp.	6.000%	1/15/33	100	101
	Lowe’s Cos. Inc.	5.000%	10/15/15	150	164
	Lowe’s Cos. Inc.	5.400%	10/15/16	150	170
	Lowe’s Cos. Inc.	6.100%	9/15/17	75	88
	Lowe’s Cos. Inc.	3.750%	4/15/21	500	520
	Lowe’s Cos. Inc.	6.875%	2/15/28	25	31
	Lowe’s Cos. Inc.	6.500%	3/15/29	200	238
	Lowe’s Cos. Inc.	5.800%	10/15/36	175	195
	Macy’s Retail Holdings Inc.	7.875%	7/15/15	650	735
	Macy’s Retail Holdings Inc.	5.900%	12/1/16	107	122
	Macy’s Retail Holdings Inc.	7.450%	7/15/17	325	389
	Macy’s Retail Holdings Inc.	6.900%	4/1/29	225	264
	Macy’s Retail Holdings Inc.	6.375%	3/15/37	125	140
	Marriott International Inc.	6.200%	6/15/16	25	28
	Marriott International Inc.	6.375%	6/15/17	50	57
	Marriott International Inc.	3.000%	3/1/19	50	50
	McDonald’s Corp.	0.750%	5/29/15	125	125
	McDonald’s Corp.	5.300%	3/15/17	125	141
	McDonald’s Corp.	5.800%	10/15/17	325	379
	McDonald’s Corp.	5.350%	3/1/18	100	115
	McDonald’s Corp.	5.000%	2/1/19	100	114
	McDonald’s Corp.	1.875%	5/29/19	50	49
	McDonald’s Corp.	6.300%	10/15/37	50	63
	McDonald’s Corp.	5.700%	2/1/39	100	118
	McDonald’s Corp.	3.700%	2/15/42	375	335
	McDonald’s Corp.	3.625%	5/1/43	25	22
	MDC Holdings Inc.	6.000%	1/15/43	100	93
	NIKE Inc.	3.625%	5/1/43	50	44
	Nordstrom Inc.	6.250%	1/15/18	75	88
	Nordstrom Inc.	4.750%	5/1/20	400	442
	Nordstrom Inc.	4.000%	10/15/21	175	185
	Nordstrom Inc.	7.000%	1/15/38	50	64
	NVR Inc.	3.950%	9/15/22	75	73
	O’Reilly Automotive Inc.	4.875%	1/14/21	25	26
	O’Reilly Automotive Inc.	3.850%	6/15/23	50	49
	PACCAR Financial Corp.	0.800%	2/8/16	75	74
	PACCAR Financial Corp.	1.600%	3/15/17	25	25
	PACCAR Inc.	6.875%	2/15/14	100	104
	QVC Inc.	5.125%	7/2/22	25	25
6	QVC Inc.	5.950%	3/15/43	125	113
	Staples Inc.	2.750%	1/12/18	250	251
	Staples Inc.	4.375%	1/12/23	100	97
	Target Corp.	5.375%	5/1/17	225	255
	Target Corp.	6.000%	1/15/18	200	236
	Target Corp.	2.900%	1/15/22	175	171
	Target Corp.	6.350%	11/1/32	175	217
	Target Corp.	6.500%	10/15/37	125	155
	Target Corp.	7.000%	1/15/38	275	360
	Target Corp.	4.000%	7/1/42	150	137
	Time Warner Inc.	3.150%	7/15/15	575	601
	Time Warner Inc.	5.875%	11/15/16	75	85
	Time Warner Inc.	4.875%	3/15/20	350	381
	Time Warner Inc.	4.700%	1/15/21	50	53

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Time Warner Inc.	4.750%	3/29/21	675	724
	Time Warner Inc.	7.625%	4/15/31	300	379
	Time Warner Inc.	7.700%	5/1/32	375	478
	Time Warner Inc.	6.500%	11/15/36	175	198
	Time Warner Inc.	6.200%	3/15/40	100	109
	Time Warner Inc.	6.100%	7/15/40	175	190
	Time Warner Inc.	6.250%	3/29/41	50	55
	TJX Cos. Inc.	6.950%	4/15/19	150	183
	TJX Cos. Inc.	2.500%	5/15/23	300	278
	Toyota Motor Credit Corp.	1.000%	2/17/15	175	176
	Toyota Motor Credit Corp.	3.200%	6/17/15	425	444
	Toyota Motor Credit Corp.	0.875%	7/17/15	50	50
	Toyota Motor Credit Corp.	2.800%	1/11/16	50	52
	Toyota Motor Credit Corp.	2.000%	9/15/16	175	178
	Toyota Motor Credit Corp.	2.050%	1/12/17	450	455
	Toyota Motor Credit Corp.	1.250%	10/5/17	175	170
	Toyota Motor Credit Corp.	1.375%	1/10/18	300	292
	Toyota Motor Credit Corp.	4.250%	1/11/21	125	134
	Toyota Motor Credit Corp.	3.400%	9/15/21	75	75
	Toyota Motor Credit Corp.	3.300%	1/12/22	275	272
	Toyota Motor Credit Corp.	2.625%	1/10/23	200	186
	VF Corp.	5.950%	11/1/17	75	87
	VF Corp.	3.500%	9/1/21	200	202
	VF Corp.	6.450%	11/1/37	50	59
	Viacom Inc.	1.250%	2/27/15	150	151
	Viacom Inc.	2.500%	12/15/16	175	180
	Viacom Inc.	3.500%	4/1/17	50	53
	Viacom Inc.	6.125%	10/5/17	75	86
	Viacom Inc.	5.625%	9/15/19	275	314
	Viacom Inc.	3.875%	12/15/21	25	25
	Viacom Inc.	3.125%	6/15/22	50	48
	Viacom Inc.	6.875%	4/30/36	375	439
6	Viacom Inc.	4.375%	3/15/43	106	90
	Wal-Mart Stores Inc.	4.500%	7/1/15	225	242
	Wal-Mart Stores Inc.	1.500%	10/25/15	190	193
	Wal-Mart Stores Inc.	0.600%	4/11/16	150	149
	Wal-Mart Stores Inc.	5.375%	4/5/17	25	29
	Wal-Mart Stores Inc.	5.800%	2/15/18	425	497
	Wal-Mart Stores Inc.	1.125%	4/11/18	150	145
	Wal-Mart Stores Inc.	3.625%	7/8/20	25	26
	Wal-Mart Stores Inc.	3.250%	10/25/20	325	336
	Wal-Mart Stores Inc.	4.250%	4/15/21	200	218
	Wal-Mart Stores Inc.	2.550%	4/11/23	150	141
	Wal-Mart Stores Inc.	5.875%	4/5/27	725	879
	Wal-Mart Stores Inc.	7.550%	2/15/30	175	242
	Wal-Mart Stores Inc.	5.250%	9/1/35	150	162
	Wal-Mart Stores Inc.	6.500%	8/15/37	900	1,138
	Wal-Mart Stores Inc.	6.200%	4/15/38	300	368
	Wal-Mart Stores Inc.	5.625%	4/15/41	475	550
	Wal-Mart Stores Inc.	4.000%	4/11/43	150	138
	Walgreen Co.	1.000%	3/13/15	225	225
	Walgreen Co.	1.800%	9/15/17	50	49
	Walgreen Co.	3.100%	9/15/22	200	189
	Walgreen Co.	4.400%	9/15/42	75	68
	Walt Disney Co.	0.875%	12/1/14	175	176
	Walt Disney Co.	0.450%	12/1/15	100	99
	Walt Disney Co.	5.625%	9/15/16	375	427
	Walt Disney Co.	1.100%	12/1/17	400	388
	Walt Disney Co.	5.875%	12/15/17	175	206
	Walt Disney Co.	2.750%	8/16/21	100	98
	Walt Disney Co.	2.350%	12/1/22	75	70
	Walt Disney Co.	4.375%	8/16/41	75	75
	Walt Disney Co.	4.125%	12/1/41	275	262
	Walt Disney Co.	3.700%	12/1/42	125	112
	Western Union Co.	5.930%	10/1/16	125	139
	Western Union Co.	5.253%	4/1/20	133	142
	Western Union Co.	6.200%	11/17/36	75	74
	Western Union Co.	6.200%	6/21/40	200	200
	Wyndham Worldwide Corp.	2.950%	3/1/17	200	202
	Wyndham Worldwide Corp.	2.500%	3/1/18	50	49
	Wyndham Worldwide Corp.	4.250%	3/1/22	175	170

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Wyndham Worldwide Corp.	3.900%	3/1/23	50	48
	Yum! Brands Inc.	6.250%	4/15/16	50	56
	Yum! Brands Inc.	6.250%	3/15/18	125	145
	Yum! Brands Inc.	6.875%	11/15/37	225	269

	Consumer Noncyclical (3.2%)
	Abbott Laboratories	4.125%	5/27/20	25	27
	Abbott Laboratories	6.150%	11/30/37	175	221
	Abbott Laboratories	6.000%	4/1/39	25	31
	Abbott Laboratories	5.300%	5/27/40	300	343
6	AbbVie Inc.	1.200%	11/6/15	350	352
6	AbbVie Inc.	1.750%	11/6/17	600	588
6	AbbVie Inc.	2.000%	11/6/18	225	219
6	AbbVie Inc.	2.900%	11/6/22	1,000	933
6	AbbVie Inc.	4.400%	11/6/42	100	93
	Actavis Inc.	1.875%	10/1/17	100	97
	Actavis Inc.	3.250%	10/1/22	675	629
	Actavis Inc.	4.625%	10/1/42	50	45
	Allergan Inc.	5.750%	4/1/16	25	28
	Allergan Inc.	1.350%	3/15/18	25	24
	Allergan Inc.	2.800%	3/15/23	100	95
	Altria Group Inc.	4.125%	9/11/15	475	506
	Altria Group Inc.	9.700%	11/10/18	192	254
	Altria Group Inc.	9.250%	8/6/19	185	245
	Altria Group Inc.	2.850%	8/9/22	75	69
	Altria Group Inc.	9.950%	11/10/38	150	222
	Altria Group Inc.	10.200%	2/6/39	650	984
	Altria Group Inc.	4.250%	8/9/42	150	130
	AmerisourceBergen Corp.	5.875%	9/15/15	150	166
	AmerisourceBergen Corp.	4.875%	11/15/19	25	28
	Amgen Inc.	1.875%	11/15/14	200	203
	Amgen Inc.	4.850%	11/18/14	100	106
	Amgen Inc.	2.300%	6/15/16	150	154
	Amgen Inc.	2.500%	11/15/16	200	207
	Amgen Inc.	2.125%	5/15/17	225	226
	Amgen Inc.	5.850%	6/1/17	150	170
	Amgen Inc.	5.700%	2/1/19	75	86
	Amgen Inc.	3.450%	10/1/20	225	227
	Amgen Inc.	4.100%	6/15/21	150	157
	Amgen Inc.	3.875%	11/15/21	200	206
	Amgen Inc.	3.625%	5/15/22	225	225
	Amgen Inc.	6.375%	6/1/37	125	144
	Amgen Inc.	6.900%	6/1/38	150	184
	Amgen Inc.	6.400%	2/1/39	175	203
	Amgen Inc.	5.750%	3/15/40	125	134
	Amgen Inc.	4.950%	10/1/41	150	145
	Amgen Inc.	5.150%	11/15/41	325	327
	Amgen Inc.	5.650%	6/15/42	175	189
	Amgen Inc.	5.375%	5/15/43	75	79
	Anheuser-Busch Cos. LLC	5.500%	1/15/18	75	85
	Anheuser-Busch Cos. LLC	6.800%	8/20/32	150	192
	Anheuser-Busch Cos. LLC	5.750%	4/1/36	115	131
	Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	250	233
	Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	300	271
	Anheuser-Busch InBev Worldwide Inc.	1.500%	7/14/14	275	278
	Anheuser-Busch InBev Worldwide Inc.	5.375%	11/15/14	200	212
	Anheuser-Busch InBev Worldwide Inc.	4.125%	1/15/15	275	289
	Anheuser-Busch InBev Worldwide Inc.	2.875%	2/15/16	300	314
	Anheuser-Busch InBev Worldwide Inc.	1.375%	7/15/17	525	517
	Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	575	726
	Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	175	217
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	500	577
	Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	150	170
	Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	75	81
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	200	186
	Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	150	218
	Anheuser-Busch InBev Worldwide Inc.	6.375%	1/15/40	325	404
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	225	194
	Archer-Daniels-Midland Co.	5.450%	3/15/18	75	86
	Archer-Daniels-Midland Co.	4.479%	3/1/21	225	241
	Archer-Daniels-Midland Co.	5.935%	10/1/32	100	114

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Archer-Daniels-Midland Co.	5.375%	9/15/35	275	292
	Archer-Daniels-Midland Co.	5.765%	3/1/41	50	55
	Archer-Daniels-Midland Co.	4.016%	4/16/43	25	22
3	Ascension Health Inc.	4.847%	11/15/53	200	202
	AstraZeneca plc	5.900%	9/15/17	550	639
	AstraZeneca plc	1.950%	9/18/19	25	24
	AstraZeneca plc	6.450%	9/15/37	450	550
	AstraZeneca plc	4.000%	9/18/42	250	227
	Avon Products Inc.	2.375%	3/15/16	100	101
	Avon Products Inc.	4.600%	3/15/20	25	25
	Avon Products Inc.	5.000%	3/15/23	50	49
	Avon Products Inc.	6.950%	3/15/43	125	127
	Baptist Health South Florida Obligated
	Group Revenue	4.590%	8/15/21	50	54
	Baxter International Inc.	6.250%	12/1/37	75	91
	Baxter International Inc.	3.650%	8/15/42	25	21
	Baxter International Inc.	4.500%	6/15/43	400	397
	Beam Inc.	5.375%	1/15/16	45	49
	Beam Inc.	1.875%	5/15/17	25	25
	Beam Inc.	3.250%	5/15/22	50	48
	Becton Dickinson & Co.	5.000%	5/15/19	50	57
	Becton Dickinson & Co.	3.250%	11/12/20	300	304
	Becton Dickinson & Co.	3.125%	11/8/21	65	64
	Biogen Idec Inc.	6.875%	3/1/18	325	387
	Boston Scientific Corp.	4.500%	1/15/15	200	210
	Boston Scientific Corp.	6.250%	11/15/15	325	359
	Boston Scientific Corp.	6.000%	1/15/20	200	226
	Boston Scientific Corp.	7.000%	11/15/35	25	30
	Boston Scientific Corp.	7.375%	1/15/40	50	63
	Bottling Group LLC	5.500%	4/1/16	250	279
	Bottling Group LLC	5.125%	1/15/19	100	113
	Bristol-Myers Squibb Co.	5.450%	5/1/18	50	58
	Bristol-Myers Squibb Co.	2.000%	8/1/22	275	248
	Bristol-Myers Squibb Co.	7.150%	6/15/23	200	257
	Bristol-Myers Squibb Co.	6.800%	11/15/26	100	128
	Bristol-Myers Squibb Co.	5.875%	11/15/36	112	132
	Bristol-Myers Squibb Co.	6.125%	5/1/38	50	61
	Bristol-Myers Squibb Co.	3.250%	8/1/42	75	61
	Brown-Forman Corp.	1.000%	1/15/18	150	144
	Brown-Forman Corp.	2.250%	1/15/23	50	46
	Brown-Forman Corp.	3.750%	1/15/43	25	22
	Bunge Ltd. Finance Corp.	5.100%	7/15/15	25	27
	Bunge Ltd. Finance Corp.	4.100%	3/15/16	50	53
	Bunge Ltd. Finance Corp.	8.500%	6/15/19	425	524
	Campbell Soup Co.	3.050%	7/15/17	25	26
	Campbell Soup Co.	4.250%	4/15/21	100	105
	Campbell Soup Co.	3.800%	8/2/42	75	62
	Cardinal Health Inc.	4.000%	6/15/15	50	53
	Cardinal Health Inc.	1.700%	3/15/18	100	97
	Cardinal Health Inc.	4.625%	12/15/20	125	134
	Cardinal Health Inc.	3.200%	3/15/23	150	140
	Cardinal Health Inc.	4.600%	3/15/43	25	23
	CareFusion Corp.	5.125%	8/1/14	50	52
	CareFusion Corp.	6.375%	8/1/19	50	57
3	Catholic Health Initiatives Colorado GO	4.350%	11/1/42	200	185
	Celgene Corp.	2.450%	10/15/15	50	52
	Celgene Corp.	1.900%	8/15/17	75	74
	Celgene Corp.	3.950%	10/15/20	25	26
	Celgene Corp.	3.250%	8/15/22	175	166
	Celgene Corp.	5.700%	10/15/40	50	54
	Church & Dwight Co. Inc.	3.350%	12/15/15	50	52
	Clorox Co.	5.000%	1/15/15	250	265
	Clorox Co.	3.800%	11/15/21	100	101
	Coca-Cola Co.	0.750%	3/13/15	325	326
	Coca-Cola Co.	1.500%	11/15/15	200	204
	Coca-Cola Co.	1.800%	9/1/16	450	460
	Coca-Cola Co.	5.350%	11/15/17	450	517
	Coca-Cola Co.	4.875%	3/15/19	200	226
	Coca-Cola Co.	3.150%	11/15/20	125	128
	Coca-Cola Co.	3.300%	9/1/21	250	256
	Coca-Cola Enterprises Inc.	3.500%	9/15/20	300	304

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
Coca-Cola Femsa SAB de CV	4.625%	2/15/20	100	106
Colgate-Palmolive Co.	1.300%	1/15/17	200	199
Colgate-Palmolive Co.	2.450%	11/15/21	75	73
Colgate-Palmolive Co.	2.100%	5/1/23	50	46
ConAgra Foods Inc.	1.300%	1/25/16	25	25
ConAgra Foods Inc.	1.900%	1/25/18	75	74
ConAgra Foods Inc.	3.250%	9/15/22	125	120
ConAgra Foods Inc.	3.200%	1/25/23	750	718
ConAgra Foods Inc.	7.125%	10/1/26	150	181
ConAgra Foods Inc.	4.650%	1/25/43	100	93
Covidien International Finance SA	1.350%	5/29/15	175	176
Covidien International Finance SA	6.000%	10/15/17	225	261
Covidien International Finance SA	3.200%	6/15/22	200	197
Covidien International Finance SA	6.550%	10/15/37	175	223
CR Bard Inc.	1.375%	1/15/18	225	219
Delhaize Group SA	5.700%	10/1/40	200	191
DENTSPLY International Inc.	2.750%	8/15/16	75	77
Diageo Capital plc	1.500%	5/11/17	1,200	1,186
Diageo Capital plc	5.750%	10/23/17	25	29
Diageo Capital plc	4.828%	7/15/20	300	339
Diageo Capital plc	2.625%	4/29/23	500	464
Diageo Finance BV	5.300%	10/28/15	75	83
Diageo Investment Corp.	2.875%	5/11/22	100	96
Diageo Investment Corp.	4.250%	5/11/42	75	72
Dignity Health	3.125%	11/1/22	50	46
Dignity Health California GO	4.500%	11/1/42	200	176
Dr Pepper Snapple Group Inc.	2.900%	1/15/16	75	78
Dr Pepper Snapple Group Inc.	6.820%	5/1/18	70	85
Dr Pepper Snapple Group Inc.	2.600%	1/15/19	125	126
Dr Pepper Snapple Group Inc.	2.000%	1/15/20	75	71
Dr Pepper Snapple Group Inc.	2.700%	11/15/22	50	47
Dr Pepper Snapple Group Inc.	7.450%	5/1/38	25	33
Eli Lilly & Co.	5.200%	3/15/17	150	170
Eli Lilly & Co.	5.500%	3/15/27	150	172
Eli Lilly & Co.	5.550%	3/15/37	150	169
Energizer Holdings Inc.	4.700%	5/19/21	50	51
Energizer Holdings Inc.	4.700%	5/24/22	25	26
Estee Lauder Cos. Inc.	2.350%	8/15/22	75	70
Estee Lauder Cos. Inc.	3.700%	8/15/42	25	22
Express Scripts Holding Co.	2.100%	2/12/15	325	330
Express Scripts Holding Co.	3.125%	5/15/16	100	104
Express Scripts Holding Co.	2.650%	2/15/17	350	356
Express Scripts Holding Co.	7.250%	6/15/19	50	62
Express Scripts Holding Co.	4.750%	11/15/21	150	160
Express Scripts Holding Co.	3.900%	2/15/22	100	101
Express Scripts Holding Co.	6.125%	11/15/41	175	203
Flowers Foods Inc.	4.375%	4/1/22	75	73
Fomento Economico Mexicano
SAB de CV	4.375%	5/10/43	100	88
Genentech Inc.	4.750%	7/15/15	50	54
Genentech Inc.	5.250%	7/15/35	250	275
General Mills Inc.	5.700%	2/15/17	150	170
General Mills Inc.	5.650%	2/15/19	775	902
General Mills Inc.	3.150%	12/15/21	25	25
Gilead Sciences Inc.	2.400%	12/1/14	100	102
Gilead Sciences Inc.	4.500%	4/1/21	150	162
Gilead Sciences Inc.	4.400%	12/1/21	400	429
Gilead Sciences Inc.	5.650%	12/1/41	100	111
GlaxoSmithKline Capital Inc.	0.700%	3/18/16	50	50
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	675	783
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	50	47
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	650	800
GlaxoSmithKline Capital Inc.	4.200%	3/18/43	100	94
GlaxoSmithKline Capital plc	1.500%	5/8/17	525	522
GlaxoSmithKline Capital plc	2.850%	5/8/22	100	96
Hasbro Inc.	6.300%	9/15/17	175	200
Hasbro Inc.	6.350%	3/15/40	300	332
Hershey Co.	5.450%	9/1/16	50	56
Hershey Co.	1.500%	11/1/16	100	101
Hershey Co.	4.125%	12/1/20	50	55
Hormel Foods Corp.	4.125%	4/15/21	25	27

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Ingredion Inc.	3.200%	11/1/15	25	26
	Ingredion Inc.	4.625%	11/1/20	25	27
	Ingredion Inc.	6.625%	4/15/37	25	28
	International Flavors & Fragrances Inc.	3.200%	5/1/23	25	24
	JM Smucker Co.	3.500%	10/15/21	50	50
	Johnson & Johnson	5.550%	8/15/17	500	580
	Johnson & Johnson	6.950%	9/1/29	25	33
	Johnson & Johnson	4.950%	5/15/33	150	168
	Johnson & Johnson	5.950%	8/15/37	200	251
	Johnson & Johnson	4.500%	9/1/40	150	154
	Kaiser Foundation Hospitals	3.500%	4/1/22	50	50
	Kaiser Foundation Hospitals	4.875%	4/1/42	100	100
	Kellogg Co.	1.875%	11/17/16	350	356
	Kellogg Co.	4.150%	11/15/19	125	135
	Kellogg Co.	4.000%	12/15/20	500	526
	Kellogg Co.	3.125%	5/17/22	50	49
	Kimberly-Clark Corp.	4.875%	8/15/15	200	217
	Kimberly-Clark Corp.	6.125%	8/1/17	275	321
	Kimberly-Clark Corp.	6.250%	7/15/18	50	60
	Kimberly-Clark Corp.	3.625%	8/1/20	140	147
	Kimberly-Clark Corp.	5.300%	3/1/41	350	397
	Koninklijke Philips NV	5.750%	3/11/18	200	232
	Koninklijke Philips NV	3.750%	3/15/22	300	301
	Koninklijke Philips NV	6.875%	3/11/38	175	219
	Koninklijke Philips NV	5.000%	3/15/42	50	51
	Kraft Foods Group Inc.	1.625%	6/4/15	50	51
	Kraft Foods Group Inc.	2.250%	6/5/17	150	152
	Kraft Foods Group Inc.	6.125%	8/23/18	75	88
	Kraft Foods Group Inc.	5.375%	2/10/20	65	73
	Kraft Foods Group Inc.	3.500%	6/6/22	150	149
	Kraft Foods Group Inc.	6.875%	1/26/39	575	700
	Kraft Foods Group Inc.	5.000%	6/4/42	325	326
	Kroger Co.	3.900%	10/1/15	500	530
	Kroger Co.	2.200%	1/15/17	100	100
	Kroger Co.	6.150%	1/15/20	75	88
	Kroger Co.	8.000%	9/15/29	125	159
	Kroger Co.	7.500%	4/1/31	100	121
	Kroger Co.	6.900%	4/15/38	75	89
	Laboratory Corp. of America Holdings	5.625%	12/15/15	75	82
	Laboratory Corp. of America Holdings	2.200%	8/23/17	25	25
	Laboratory Corp. of America Holdings	3.750%	8/23/22	25	24
	Life Technologies Corp.	4.400%	3/1/15	100	105
	Life Technologies Corp.	3.500%	1/15/16	50	52
	Life Technologies Corp.	6.000%	3/1/20	125	141
	Life Technologies Corp.	5.000%	1/15/21	75	80
	Lorillard Tobacco Co.	3.500%	8/4/16	50	52
	Lorillard Tobacco Co.	8.125%	6/23/19	175	214
	Lorillard Tobacco Co.	3.750%	5/20/23	250	232
	Lorillard Tobacco Co.	7.000%	8/4/41	75	79
	Mattel Inc.	1.700%	3/15/18	50	49
	Mattel Inc.	3.150%	3/15/23	25	24
	Mattel Inc.	5.450%	11/1/41	50	52
3	Mayo Clinic	3.774%	11/15/43	275	247
3	Mayo Clinic	4.000%	11/15/47	100	90
	McCormick & Co. Inc.	3.900%	7/15/21	50	53
	McKesson Corp.	3.250%	3/1/16	425	449
	McKesson Corp.	4.750%	3/1/21	25	27
	McKesson Corp.	6.000%	3/1/41	475	558
	Mead Johnson Nutrition Co.	3.500%	11/1/14	25	26
	Mead Johnson Nutrition Co.	4.900%	11/1/19	100	110
	Mead Johnson Nutrition Co.	5.900%	11/1/39	100	112
	Medco Health Solutions Inc.	2.750%	9/15/15	300	309
	Medco Health Solutions Inc.	7.125%	3/15/18	250	301
	Medtronic Inc.	4.500%	3/15/14	75	77
	Medtronic Inc.	3.000%	3/15/15	250	259
	Medtronic Inc.	4.750%	9/15/15	100	108
	Medtronic Inc.	5.600%	3/15/19	25	29
	Medtronic Inc.	4.450%	3/15/20	125	136
	Medtronic Inc.	2.750%	4/1/23	275	258
	Medtronic Inc.	6.500%	3/15/39	25	31
	Medtronic Inc.	5.550%	3/15/40	350	393

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Medtronic Inc.	4.000%	4/1/43	100	91
	Memorial Sloan-Kettering Cancer
	Center New York GO	5.000%	7/1/42	50	53
	Memorial Sloan-Kettering Cancer
	Center New York GO	4.125%	7/1/52	150	136
	Merck & Co. Inc.	2.250%	1/15/16	400	413
	Merck & Co. Inc.	6.000%	9/15/17	200	234
	Merck & Co. Inc.	1.100%	1/31/18	50	48
	Merck & Co. Inc.	3.875%	1/15/21	250	266
	Merck & Co. Inc.	2.400%	9/15/22	250	233
	Merck & Co. Inc.	6.500%	12/1/33	75	97
	Merck & Co. Inc.	6.550%	9/15/37	125	159
	Merck & Co. Inc.	3.600%	9/15/42	75	65
	Merck & Co. Inc.	4.150%	5/18/43	25	24
	Merck Sharp & Dohme Corp.	4.750%	3/1/15	200	214
	Merck Sharp & Dohme Corp.	4.000%	6/30/15	100	106
	Merck Sharp & Dohme Corp.	5.000%	6/30/19	100	114
	Merck Sharp & Dohme Corp.	6.400%	3/1/28	50	62
	Merck Sharp & Dohme Corp.	5.950%	12/1/28	75	89
	Merck Sharp & Dohme Corp.	5.750%	11/15/36	350	408
	Merck Sharp & Dohme Corp.	5.850%	6/30/39	75	89
	Molson Coors Brewing Co.	2.000%	5/1/17	25	25
	Molson Coors Brewing Co.	3.500%	5/1/22	25	25
	Molson Coors Brewing Co.	5.000%	5/1/42	100	97
	Mondelez International Inc.	4.125%	2/9/16	925	989
	Mondelez International Inc.	6.500%	8/11/17	475	554
	Mondelez International Inc.	5.375%	2/10/20	435	487
	Mondelez International Inc.	6.500%	11/1/31	200	230
	Mondelez International Inc.	7.000%	8/11/37	400	490
	Mondelez International Inc.	6.875%	2/1/38	75	91
	Mondelez International Inc.	6.875%	1/26/39	25	31
	Mondelez International Inc.	6.500%	2/9/40	225	269
6	MYLAN INC.	1.800%	6/24/16	25	25
6	MYLAN INC.	2.600%	6/24/18	50	49
	Newell Rubbermaid Inc.	2.050%	12/1/17	300	294
	Novant Health Inc.	5.850%	11/1/19	150	172
	Novant Health Inc.	4.371%	11/1/43	150	135
	Novartis Capital Corp.	2.900%	4/24/15	125	130
	Novartis Capital Corp.	2.400%	9/21/22	75	70
	Novartis Capital Corp.	3.700%	9/21/42	75	67
	Novartis Securities Investment Ltd.	5.125%	2/10/19	650	746
	Partners Healthcare System
	Massachusetts GO	3.443%	7/1/21	100	100
	Pepsi Bottling Group Inc.	7.000%	3/1/29	275	354
	PepsiAmericas Inc.	5.000%	5/15/17	100	112
	PepsiCo Inc.	0.750%	3/5/15	100	100
	PepsiCo Inc.	0.700%	8/13/15	450	450
	PepsiCo Inc.	2.500%	5/10/16	200	208
	PepsiCo Inc.	1.250%	8/13/17	200	196
	PepsiCo Inc.	5.000%	6/1/18	325	368
	PepsiCo Inc.	7.900%	11/1/18	275	352
	PepsiCo Inc.	4.500%	1/15/20	25	28
	PepsiCo Inc.	3.000%	8/25/21	150	148
	PepsiCo Inc.	2.750%	3/5/22	275	263
	PepsiCo Inc.	5.500%	1/15/40	250	279
	PepsiCo Inc.	4.875%	11/1/40	200	203
	PepsiCo Inc.	4.000%	3/5/42	175	159
	PerkinElmer Inc.	5.000%	11/15/21	75	78
	Pfizer Inc.	5.350%	3/15/15	700	754
	Pfizer Inc.	6.200%	3/15/19	600	724
	Pfizer Inc.	7.200%	3/15/39	275	368
	Pharmacia Corp.	6.600%	12/1/28	75	95
	Philip Morris International Inc.	2.500%	5/16/16	700	725
	Philip Morris International Inc.	1.625%	3/20/17	50	50
	Philip Morris International Inc.	1.125%	8/21/17	75	73
	Philip Morris International Inc.	5.650%	5/16/18	325	375
	Philip Morris International Inc.	2.625%	3/6/23	175	162
	Philip Morris International Inc.	6.375%	5/16/38	200	238
	Philip Morris International Inc.	4.375%	11/15/41	425	388
	Philip Morris International Inc.	4.500%	3/20/42	50	47
	Philip Morris International Inc.	3.875%	8/21/42	25	21

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Philip Morris International Inc.	4.125%	3/4/43	125	111
3	Procter & Gamble - Esop	9.360%	1/1/21	333	432
	Procter & Gamble Co.	4.950%	8/15/14	50	53
	Procter & Gamble Co.	3.500%	2/15/15	150	157
	Procter & Gamble Co.	1.450%	8/15/16	50	51
	Procter & Gamble Co.	4.700%	2/15/19	100	113
	Procter & Gamble Co.	2.300%	2/6/22	425	405
	Procter & Gamble Co.	6.450%	1/15/26	75	96
	Procter & Gamble Co.	5.550%	3/5/37	325	387
	Quest Diagnostics Inc.	5.450%	11/1/15	200	219
	Quest Diagnostics Inc.	6.950%	7/1/37	75	87
	Reynolds American Inc.	1.050%	10/30/15	25	25
	Reynolds American Inc.	6.750%	6/15/17	150	174
	Reynolds American Inc.	3.250%	11/1/22	75	70
	Reynolds American Inc.	7.250%	6/15/37	125	147
	Reynolds American Inc.	4.750%	11/1/42	75	67
	Safeway Inc.	6.350%	8/15/17	100	114
	Safeway Inc.	5.000%	8/15/19	125	133
	Safeway Inc.	3.950%	8/15/20	250	245
	Safeway Inc.	7.250%	2/1/31	75	81
	Sanofi	2.625%	3/29/16	200	209
	Sanofi	1.250%	4/10/18	275	266
	Sanofi	4.000%	3/29/21	600	639
	St. Jude Medical Inc.	3.250%	4/15/23	175	165
	St. Jude Medical Inc.	4.750%	4/15/43	175	162
	Stryker Corp.	3.000%	1/15/15	50	52
	Stryker Corp.	2.000%	9/30/16	100	102
	Stryker Corp.	4.375%	1/15/20	50	55
	Sysco Corp.	5.250%	2/12/18	250	286
	Sysco Corp.	5.375%	9/21/35	100	112
	Teva Pharmaceutical Finance Co. BV	2.400%	11/10/16	75	77
	Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	25	25
	Teva Pharmaceutical Finance Co. BV	2.950%	12/18/22	125	117
	Teva Pharmaceutical Finance Co. LLC	6.150%	2/1/36	200	238
	Teva Pharmaceutical Finance II BV /
	Teva Pharmaceutical Finance III LLC	3.000%	6/15/15	100	104
	Teva Pharmaceutical Finance IV BV	3.650%	11/10/21	75	75
	Teva Pharmaceutical Finance IV LLC	2.250%	3/18/20	25	24
	Thermo Fisher Scientific Inc.	3.250%	11/20/14	75	77
	Thermo Fisher Scientific Inc.	3.200%	5/1/15	200	207
	Thermo Fisher Scientific Inc.	2.250%	8/15/16	500	509
	Thermo Fisher Scientific Inc.	4.500%	3/1/21	300	313
	Tupperware Brands Corp.	4.750%	6/1/21	50	51
	Tyson Foods Inc.	4.500%	6/15/22	275	280
	Unilever Capital Corp.	3.650%	2/15/14	25	25
	Unilever Capital Corp.	2.750%	2/10/16	500	523
	Unilever Capital Corp.	4.250%	2/10/21	200	217
	Unilever Capital Corp.	5.900%	11/15/32	50	62
	UST LLC	5.750%	3/1/18	75	85
	Wyeth LLC	5.500%	2/15/16	200	223
	Wyeth LLC	5.450%	4/1/17	50	57
	Wyeth LLC	6.450%	2/1/24	100	124
	Wyeth LLC	6.500%	2/1/34	250	312
	Wyeth LLC	6.000%	2/15/36	175	211
	Wyeth LLC	5.950%	4/1/37	650	767
	Zimmer Holdings Inc.	1.400%	11/30/14	75	76
	Zimmer Holdings Inc.	4.625%	11/30/19	50	55
	Zimmer Holdings Inc.	3.375%	11/30/21	100	98
	Zimmer Holdings Inc.	5.750%	11/30/39	50	56
6	Zoetis Inc.	1.150%	2/1/16	25	25
6	Zoetis Inc.	1.875%	2/1/18	25	25
6	Zoetis Inc.	3.250%	2/1/23	500	477
6	Zoetis Inc.	4.700%	2/1/43	50	47

	Energy (1.6%)
	Alberta Energy Co. Ltd.	7.375%	11/1/31	125	150
	Anadarko Petroleum Corp.	5.950%	9/15/16	500	562
	Anadarko Petroleum Corp.	6.450%	9/15/36	775	895
	Anadarko Petroleum Corp.	7.950%	6/15/39	25	33
	Anadarko Petroleum Corp.	6.200%	3/15/40	275	311
	Apache Corp.	5.625%	1/15/17	100	113

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
Apache Corp.	1.750%	4/15/17	75	75
Apache Corp.	6.900%	9/15/18	150	183
Apache Corp.	3.625%	2/1/21	75	77
Apache Corp.	6.000%	1/15/37	350	395
Apache Corp.	5.100%	9/1/40	350	352
Apache Corp.	4.750%	4/15/43	200	190
Baker Hughes Inc.	3.200%	8/15/21	300	304
Baker Hughes Inc.	6.875%	1/15/29	100	128
Baker Hughes Inc.	5.125%	9/15/40	275	302
BP Capital Markets plc	1.700%	12/5/14	500	507
BP Capital Markets plc	3.875%	3/10/15	275	289
BP Capital Markets plc	3.125%	10/1/15	450	471
BP Capital Markets plc	3.200%	3/11/16	225	236
BP Capital Markets plc	2.248%	11/1/16	500	513
BP Capital Markets plc	1.846%	5/5/17	225	226
BP Capital Markets plc	1.375%	11/6/17	200	195
BP Capital Markets plc	4.750%	3/10/19	175	195
BP Capital Markets plc	4.500%	10/1/20	225	244
BP Capital Markets plc	4.742%	3/11/21	350	380
BP Capital Markets plc	3.245%	5/6/22	250	242
BP Capital Markets plc	2.500%	11/6/22	25	23
BP Capital Markets plc	2.750%	5/10/23	350	323
Burlington Resources Finance Co.	7.400%	12/1/31	175	233
Cameron International Corp.	6.375%	7/15/18	100	117
Cameron International Corp.	7.000%	7/15/38	100	121
Canadian Natural Resources Ltd.	4.900%	12/1/14	150	159
Canadian Natural Resources Ltd.	6.000%	8/15/16	125	142
Canadian Natural Resources Ltd.	5.700%	5/15/17	225	255
Canadian Natural Resources Ltd.	7.200%	1/15/32	225	271
Canadian Natural Resources Ltd.	6.450%	6/30/33	125	143
Canadian Natural Resources Ltd.	6.500%	2/15/37	150	169
Cenovus Energy Inc.	4.500%	9/15/14	150	156
Cenovus Energy Inc.	5.700%	10/15/19	50	57
Cenovus Energy Inc.	6.750%	11/15/39	375	448
Cenovus Energy Inc.	4.450%	9/15/42	150	136
Chevron Corp.	0.889%	6/24/16	25	25
Chevron Corp.	1.104%	12/5/17	275	269
Chevron Corp.	1.718%	6/24/18	250	248
Chevron Corp.	4.950%	3/3/19	275	315
Chevron Corp.	2.355%	12/5/22	275	258
Chevron Corp.	3.191%	6/24/23	125	125
ConocoPhillips	4.600%	1/15/15	500	530
ConocoPhillips	5.750%	2/1/19	875	1,023
ConocoPhillips	5.900%	10/15/32	50	58
ConocoPhillips	5.900%	5/15/38	50	59
ConocoPhillips	6.500%	2/1/39	500	629
ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	250	285
ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	200	233
ConocoPhillips Holding Co.	6.950%	4/15/29	150	192
Devon Energy Corp.	2.400%	7/15/16	50	51
Devon Energy Corp.	1.875%	5/15/17	100	99
Devon Energy Corp.	4.000%	7/15/21	100	103
Devon Energy Corp.	3.250%	5/15/22	125	121
Devon Energy Corp.	7.950%	4/15/32	50	65
Devon Energy Corp.	5.600%	7/15/41	250	258
Devon Energy Corp.	4.750%	5/15/42	75	70
Devon Financing Co. LLC	7.875%	9/30/31	300	387
Diamond Offshore Drilling Inc.	4.875%	7/1/15	25	27
Diamond Offshore Drilling Inc.	5.875%	5/1/19	75	88
Diamond Offshore Drilling Inc.	5.700%	10/15/39	100	118
Encana Corp.	5.900%	12/1/17	225	256
Encana Corp.	6.500%	8/15/34	325	354
Encana Corp.	6.625%	8/15/37	125	141
Ensco plc	3.250%	3/15/16	125	131
Ensco plc	4.700%	3/15/21	225	239
EOG Resources Inc.	2.950%	6/1/15	125	130
EOG Resources Inc.	5.875%	9/15/17	125	145
EOG Resources Inc.	4.400%	6/1/20	100	110
EOG Resources Inc.	4.100%	2/1/21	350	372
EOG Resources Inc.	2.625%	3/15/23	200	187
EQT Corp.	6.500%	4/1/18	350	396

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
FMC Technologies Inc.	2.000%	10/1/17	100	99
FMC Technologies Inc.	3.450%	10/1/22	25	24
Halliburton Co.	6.150%	9/15/19	200	241
Halliburton Co.	6.700%	9/15/38	125	158
Halliburton Co.	7.450%	9/15/39	200	276
Hess Corp.	7.875%	10/1/29	350	441
Hess Corp.	7.125%	3/15/33	100	119
Hess Corp.	6.000%	1/15/40	150	161
Hess Corp.	5.600%	2/15/41	100	102
Husky Energy Inc.	6.150%	6/15/19	100	117
Husky Energy Inc.	6.800%	9/15/37	50	61
Kerr-McGee Corp.	6.950%	7/1/24	250	298
Kerr-McGee Corp.	7.875%	9/15/31	50	63
Marathon Oil Corp.	0.900%	11/1/15	275	274
Marathon Oil Corp.	6.000%	10/1/17	125	143
Marathon Oil Corp.	5.900%	3/15/18	46	53
Marathon Oil Corp.	2.800%	11/1/22	175	162
Marathon Oil Corp.	6.800%	3/15/32	300	353
Marathon Petroleum Corp.	3.500%	3/1/16	250	264
Marathon Petroleum Corp.	5.125%	3/1/21	375	413
Murphy Oil Corp.	2.500%	12/1/17	200	197
Murphy Oil Corp.	3.700%	12/1/22	50	46
Murphy Oil Corp.	5.125%	12/1/42	125	109
Nabors Industries Inc.	6.150%	2/15/18	450	502
Nabors Industries Inc.	5.000%	9/15/20	175	178
National Oilwell Varco Inc.	1.350%	12/1/17	200	195
National Oilwell Varco Inc.	2.600%	12/1/22	25	23
National Oilwell Varco Inc.	3.950%	12/1/42	125	112
Noble Energy Inc.	8.250%	3/1/19	400	503
Noble Holding International Ltd.	2.500%	3/15/17	100	100
Noble Holding International Ltd.	4.900%	8/1/20	125	132
Noble Holding International Ltd.	3.950%	3/15/22	50	49
Noble Holding International Ltd.	6.200%	8/1/40	100	105
Noble Holding International Ltd.	6.050%	3/1/41	150	152
Noble Holding International Ltd.	5.250%	3/15/42	100	90
Occidental Petroleum Corp.	2.500%	2/1/16	200	207
Occidental Petroleum Corp.	1.500%	2/15/18	750	732
Occidental Petroleum Corp.	4.100%	2/1/21	350	369
Petro-Canada	7.875%	6/15/26	25	33
Petro-Canada	7.000%	11/15/28	100	124
Petro-Canada	5.350%	7/15/33	150	152
Petro-Canada	6.800%	5/15/38	225	262
Phillips 66	1.950%	3/5/15	125	127
Phillips 66	2.950%	5/1/17	350	361
Phillips 66	4.300%	4/1/22	275	285
Phillips 66	5.875%	5/1/42	175	194
Pioneer Natural Resources Co.	6.875%	5/1/18	250	295
Pioneer Natural Resources Co.	3.950%	7/15/22	200	197
Pride International Inc.	6.875%	8/15/20	275	326
Rowan Cos. Inc.	5.000%	9/1/17	175	189
Rowan Cos. Inc.	7.875%	8/1/19	75	90
Shell International Finance BV	3.100%	6/28/15	975	1,022
Shell International Finance BV	3.250%	9/22/15	100	105
Shell International Finance BV	0.625%	12/4/15	25	25
Shell International Finance BV	4.300%	9/22/19	550	606
Shell International Finance BV	6.375%	12/15/38	475	607
Shell International Finance BV	5.500%	3/25/40	125	145
Southwestern Energy Co.	7.500%	2/1/18	175	207
Southwestern Energy Co.	4.100%	3/15/22	75	75
Suncor Energy Inc.	6.100%	6/1/18	25	29
Suncor Energy Inc.	5.950%	12/1/34	75	81
Suncor Energy Inc.	6.500%	6/15/38	825	948
Talisman Energy Inc.	5.125%	5/15/15	50	53
Talisman Energy Inc.	7.750%	6/1/19	200	245
Talisman Energy Inc.	3.750%	2/1/21	225	224
Talisman Energy Inc.	5.850%	2/1/37	150	154
Tosco Corp.	8.125%	2/15/30	100	138
Total Capital Canada Ltd.	1.450%	1/15/18	75	73
Total Capital Canada Ltd.	2.750%	7/15/23	125	117
Total Capital International SA	1.550%	6/28/17	350	346
Total Capital International SA	2.875%	2/17/22	300	289

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Total Capital International SA	2.700%	1/25/23	50	47
	Total Capital SA	3.000%	6/24/15	450	470
	Total Capital SA	4.450%	6/24/20	375	409
	Total Capital SA	4.125%	1/28/21	125	134
	Transocean Inc.	4.950%	11/15/15	850	913
	Transocean Inc.	2.500%	10/15/17	75	74
	Transocean Inc.	6.000%	3/15/18	75	84
	Transocean Inc.	6.500%	11/15/20	150	168
	Transocean Inc.	3.800%	10/15/22	75	71
	Transocean Inc.	7.500%	4/15/31	175	197
	Transocean Inc.	6.800%	3/15/38	150	160
	Valero Energy Corp.	9.375%	3/15/19	100	131
	Valero Energy Corp.	6.125%	2/1/20	75	87
	Valero Energy Corp.	7.500%	4/15/32	725	886
	Weatherford International Inc.	6.350%	6/15/17	250	279
	Weatherford International Inc.	6.800%	6/15/37	150	156
	Weatherford International Ltd.	6.000%	3/15/18	325	365
	Weatherford International Ltd.	6.500%	8/1/36	275	279
	XTO Energy Inc.	6.250%	8/1/17	375	444

	Other Industrial (0.1%)
	California Institute of Technology GO	4.700%	11/1/11	50	46
	Cintas Corp. No 2	6.125%	12/1/17	150	174
	Cintas Corp. No 2	3.250%	6/1/22	75	73
	Fluor Corp.	3.375%	9/15/21	75	75
3	Johns Hopkins University Maryland GO	4.083%	7/1/53	75	71
	Massachusetts Institute of
	Technology GO	5.600%	7/1/11	200	241
	University of Pennsylvania GO	4.674%	9/1/12	250	239
6	URS Corp.	5.500%	4/1/22	150	156

	Technology (1.1%)
	Adobe Systems Inc.	3.250%	2/1/15	100	103
	Adobe Systems Inc.	4.750%	2/1/20	175	192
	Agilent Technologies Inc.	5.500%	9/14/15	50	54
	Agilent Technologies Inc.	6.500%	11/1/17	400	462
	Agilent Technologies Inc.	3.200%	10/1/22	275	255
	Altera Corp.	1.750%	5/15/17	50	50
	Amphenol Corp.	4.750%	11/15/14	100	105
	Analog Devices Inc.	2.875%	6/1/23	150	141
	Apple Inc.	0.450%	5/3/16	300	297
	Apple Inc.	1.000%	5/3/18	450	431
	Apple Inc.	2.400%	5/3/23	725	672
	Apple Inc.	3.850%	5/4/43	450	400
	Applied Materials Inc.	2.650%	6/15/16	50	52
	Applied Materials Inc.	4.300%	6/15/21	150	158
	Applied Materials Inc.	5.850%	6/15/41	150	162
	Arrow Electronics Inc.	3.375%	11/1/15	75	78
	Arrow Electronics Inc.	4.500%	3/1/23	50	49
	Autodesk Inc.	1.950%	12/15/17	25	24
	Autodesk Inc.	3.600%	12/15/22	25	24
	Avnet Inc.	5.875%	6/15/20	200	213
	Baidu Inc.	3.500%	11/28/22	500	445
	BMC Software Inc.	7.250%	6/1/18	150	154
	BMC Software Inc.	4.500%	12/1/22	25	25
	Broadcom Corp.	2.700%	11/1/18	50	52
	Broadcom Corp.	2.500%	8/15/22	325	298
	CA Inc.	5.375%	12/1/19	175	193
	Cisco Systems Inc.	2.900%	11/17/14	125	129
	Cisco Systems Inc.	5.500%	2/22/16	200	223
	Cisco Systems Inc.	3.150%	3/14/17	50	53
	Cisco Systems Inc.	4.950%	2/15/19	475	543
	Cisco Systems Inc.	4.450%	1/15/20	825	914
	Cisco Systems Inc.	5.900%	2/15/39	200	237
	Cisco Systems Inc.	5.500%	1/15/40	275	312
	Computer Sciences Corp.	6.500%	3/15/18	50	56
	Corning Inc.	6.625%	5/15/19	25	30
	Corning Inc.	4.700%	3/15/37	300	288
	Corning Inc.	5.750%	8/15/40	75	82
	Dell Inc.	2.300%	9/10/15	75	75
	Dell Inc.	5.650%	4/15/18	200	202

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
Dell Inc.	5.875%	6/15/19	75	76
Dell Inc.	6.500%	4/15/38	100	93
Dun & Bradstreet Corp.	4.375%	12/1/22	50	48
EMC Corp.	1.875%	6/1/18	250	247
EMC Corp.	2.650%	6/1/20	100	99
EMC Corp.	3.375%	6/1/23	75	73
Equifax Inc.	4.450%	12/1/14	50	52
Equifax Inc.	6.300%	7/1/17	25	28
Fidelity National Information
Services Inc.	2.000%	4/15/18	25	24
Fidelity National Information
Services Inc.	5.000%	3/15/22	50	51
Fidelity National Information
Services Inc.	3.500%	4/15/23	150	135
Fiserv Inc.	3.125%	10/1/15	50	52
Fiserv Inc.	6.800%	11/20/17	150	175
Fiserv Inc.	3.500%	10/1/22	150	143
Google Inc.	2.125%	5/19/16	25	26
Google Inc.	3.625%	5/19/21	150	157
Harris Corp.	4.400%	12/15/20	50	51
Harris Corp.	6.150%	12/15/40	75	82
Hewlett-Packard Co.	2.625%	12/9/14	425	433
Hewlett-Packard Co.	2.350%	3/15/15	150	152
Hewlett-Packard Co.	2.125%	9/13/15	250	253
Hewlett-Packard Co.	3.000%	9/15/16	150	154
Hewlett-Packard Co.	3.300%	12/9/16	50	52
Hewlett-Packard Co.	2.600%	9/15/17	150	149
Hewlett-Packard Co.	5.500%	3/1/18	75	83
Hewlett-Packard Co.	3.750%	12/1/20	325	316
Hewlett-Packard Co.	4.300%	6/1/21	850	837
Hewlett-Packard Co.	4.375%	9/15/21	200	198
Hewlett-Packard Co.	4.650%	12/9/21	100	100
Hewlett-Packard Co.	6.000%	9/15/41	100	96
Intel Corp.	1.950%	10/1/16	100	103
Intel Corp.	1.350%	12/15/17	775	756
Intel Corp.	3.300%	10/1/21	100	100
Intel Corp.	2.700%	12/15/22	275	257
Intel Corp.	4.000%	12/15/32	150	140
Intel Corp.	4.800%	10/1/41	475	471
Intel Corp.	4.250%	12/15/42	325	298
International Business Machines Corp.	2.000%	1/5/16	25	26
International Business Machines Corp.	5.700%	9/14/17	2,150	2,478
International Business Machines Corp.	1.875%	5/15/19	25	25
International Business Machines Corp.	7.000%	10/30/25	300	394
International Business Machines Corp.	6.220%	8/1/27	75	93
International Business Machines Corp.	6.500%	1/15/28	75	95
International Business Machines Corp.	5.600%	11/30/39	98	113
International Business Machines Corp.	4.000%	6/20/42	68	64
Jabil Circuit Inc.	5.625%	12/15/20	100	104
Juniper Networks Inc.	3.100%	3/15/16	30	31
Juniper Networks Inc.	4.600%	3/15/21	50	51
Juniper Networks Inc.	5.950%	3/15/41	25	25
KLA-Tencor Corp.	6.900%	5/1/18	125	146
Lexmark International Inc.	6.650%	6/1/18	150	164
Maxim Integrated Products Inc.	3.375%	3/15/23	25	24
Microsoft Corp.	1.625%	9/25/15	150	153
Microsoft Corp.	1.000%	5/1/18	200	194
Microsoft Corp.	4.200%	6/1/19	25	28
Microsoft Corp.	3.000%	10/1/20	225	231
Microsoft Corp.	2.125%	11/15/22	200	183
Microsoft Corp.	2.375%	5/1/23	250	231
Microsoft Corp.	5.200%	6/1/39	25	28
Microsoft Corp.	4.500%	10/1/40	100	101
Microsoft Corp.	5.300%	2/8/41	50	57
Microsoft Corp.	3.500%	11/15/42	280	238
Microsoft Corp.	3.750%	5/1/43	45	41
Motorola Solutions Inc.	3.750%	5/15/22	250	243
Motorola Solutions Inc.	7.500%	5/15/25	50	61
Oracle Corp.	3.750%	7/8/14	225	233
Oracle Corp.	5.250%	1/15/16	275	304
Oracle Corp.	1.200%	10/15/17	325	316

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Oracle Corp.	5.750%	4/15/18	300	349
	Oracle Corp.	5.000%	7/8/19	550	629
	Oracle Corp.	2.500%	10/15/22	250	230
	Oracle Corp.	6.500%	4/15/38	200	251
	Oracle Corp.	6.125%	7/8/39	150	181
	Oracle Corp.	5.375%	7/15/40	600	670
	SAIC Inc.	4.450%	12/1/20	75	77
	SAIC Inc.	5.950%	12/1/40	75	76
	Science Applications International Corp.	5.500%	7/1/33	25	24
	Symantec Corp.	2.750%	9/15/15	25	26
	Symantec Corp.	2.750%	6/15/17	175	176
	Symantec Corp.	4.200%	9/15/20	50	51
	Symantec Corp.	3.950%	6/15/22	175	173
	Telefonaktiebolaget LM Ericsson	4.125%	5/15/22	150	146
	Texas Instruments Inc.	0.450%	8/3/15	225	224
	Texas Instruments Inc.	2.375%	5/16/16	75	78
	Texas Instruments Inc.	1.650%	8/3/19	350	335
	Total System Services Inc.	2.375%	6/1/18	75	73
	Tyco Electronics Group SA	6.550%	10/1/17	75	87
	Tyco Electronics Group SA	7.125%	10/1/37	300	354
	Verisk Analytics Inc.	4.125%	9/12/22	125	124
	Xerox Corp.	6.400%	3/15/16	100	112
	Xerox Corp.	6.750%	2/1/17	100	113
	Xerox Corp.	2.950%	3/15/17	500	507
	Xerox Corp.	6.350%	5/15/18	175	199
	Xerox Corp.	5.625%	12/15/19	25	28
	Xerox Corp.	6.750%	12/15/39	175	198

	Transportation (0.5%)
3	American Airlines 2009-1A
	Pass Through Trust	10.375%	1/2/21	61	65
3	American Airlines 2011-2 Class A
	Pass Through Trust	8.625%	4/15/23	91	97
[3,6]	American Airlines 2013-1 Class A
	Pass Through Trust	4.000%	1/15/27	30	29
	Burlington Northern Santa Fe LLC	5.650%	5/1/17	100	114
	Burlington Northern Santa Fe LLC	5.750%	3/15/18	100	115
	Burlington Northern Santa Fe LLC	3.600%	9/1/20	175	181
	Burlington Northern Santa Fe LLC	3.450%	9/15/21	275	275
	Burlington Northern Santa Fe LLC	3.050%	3/15/22	150	146
	Burlington Northern Santa Fe LLC	3.050%	9/1/22	150	145
	Burlington Northern Santa Fe LLC	6.200%	8/15/36	125	145
	Burlington Northern Santa Fe LLC	5.050%	3/1/41	225	228
	Burlington Northern Santa Fe LLC	5.400%	6/1/41	250	266
	Burlington Northern Santa Fe LLC	4.400%	3/15/42	250	232
	Burlington Northern Santa Fe LLC	4.375%	9/1/42	100	92
	Canadian National Railway Co.	5.800%	6/1/16	100	113
	Canadian National Railway Co.	5.550%	3/1/19	300	352
	Canadian National Railway Co.	2.850%	12/15/21	200	195
	Canadian National Railway Co.	6.200%	6/1/36	75	93
	Canadian National Railway Co.	6.375%	11/15/37	100	128
	Canadian Pacific Railway Co.	4.450%	3/15/23	225	235
	Canadian Pacific Railway Co.	7.125%	10/15/31	100	123
	Canadian Pacific Railway Co.	5.950%	5/15/37	150	168
	Con-way Inc.	7.250%	1/15/18	25	29
	Con-way Inc.	6.700%	5/1/34	100	101
3	Continental Airlines 2009-2 Class A
	Pass Through Trust	7.250%	5/10/21	128	148
3	Continental Airlines 2012-1 Class A
	Pass Through Trust	4.150%	10/11/25	450	441
	CSX Corp.	6.250%	4/1/15	50	54
	CSX Corp.	5.600%	5/1/17	175	197
	CSX Corp.	7.900%	5/1/17	73	88
	CSX Corp.	6.250%	3/15/18	375	441
	CSX Corp.	7.375%	2/1/19	425	519
	CSX Corp.	6.000%	10/1/36	50	56
	CSX Corp.	6.220%	4/30/40	152	177
	CSX Corp.	5.500%	4/15/41	25	27
	CSX Corp.	4.750%	5/30/42	275	265
3	Delta Air Lines 2007-1 Class A
	Pass Through Trust	6.821%	2/10/24	172	194

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
3	Delta Air Lines 2009-1 Class A
	Pass Through Trust	7.750%	12/17/19	250	291
3	Delta Air Lines 2010-2 Class A
	Pass Through Trust	4.950%	5/23/19	103	109
	FedEx Corp.	2.625%	8/1/22	75	70
	FedEx Corp.	3.875%	8/1/42	100	86
3	Hawaiian Airlines 2013-1 Class A
	Pass Through Certificates	3.900%	1/15/26	25	24
	JB Hunt Transport Services Inc.	3.375%	9/15/15	250	261
6	Kansas City Southern de Mexico
	SA de CV	2.350%	5/15/20	25	24
6	Kansas City Southern de Mexico
	SA de CV	3.000%	5/15/23	100	94
6	Kansas City Southern Railway	4.300%	5/15/43	75	68
	Norfolk Southern Corp.	7.700%	5/15/17	450	544
	Norfolk Southern Corp.	5.750%	4/1/18	100	116
	Norfolk Southern Corp.	5.900%	6/15/19	175	206
	Norfolk Southern Corp.	2.903%	2/15/23	48	46
	Norfolk Southern Corp.	7.800%	5/15/27	160	205
	Norfolk Southern Corp.	4.837%	10/1/41	513	509
	Ryder System Inc.	3.150%	3/2/15	100	103
	Ryder System Inc.	7.200%	9/1/15	100	112
	Ryder System Inc.	3.600%	3/1/16	230	242
	Ryder System Inc.	5.850%	11/1/16	25	28
	Ryder System Inc.	2.350%	2/26/19	150	145
	Southwest Airlines Co.	5.750%	12/15/16	75	83
3	Southwest Airlines Co. 2007-1
	Pass Through Trust	6.150%	2/1/24	39	46
	Union Pacific Corp.	4.163%	7/15/22	659	699
	Union Pacific Corp.	7.125%	2/1/28	150	191
	Union Pacific Corp.	4.750%	9/15/41	350	354
	United Parcel Service Inc.	5.500%	1/15/18	175	202
	United Parcel Service Inc.	5.125%	4/1/19	100	115
	United Parcel Service Inc.	3.125%	1/15/21	725	735
	United Parcel Service Inc.	2.450%	10/1/22	200	189
	United Parcel Service Inc.	6.200%	1/15/38	100	123
	United Parcel Service Inc.	3.625%	10/1/42	25	22
3	US Airways 2012-2 Class A
	Pass Through Trust	4.625%	12/3/26	50	49
					311,099
Utilities (2.6%)
	Electric (1.7%)
	AEP Texas Central Co.	6.650%	2/15/33	200	231
	Alabama Power Co.	5.500%	10/15/17	225	257
	Alabama Power Co.	5.200%	6/1/41	175	187
	Alabama Power Co.	3.850%	12/1/42	25	22
	Ameren Illinois Co.	6.125%	11/15/17	25	29
	Ameren Illinois Co.	2.700%	9/1/22	500	475
	American Electric Power Co. Inc.	1.650%	12/15/17	150	146
	American Electric Power Co. Inc.	2.950%	12/15/22	25	23
	Appalachian Power Co.	3.400%	5/24/15	150	156
	Appalachian Power Co.	4.600%	3/30/21	50	54
	Appalachian Power Co.	6.700%	8/15/37	250	297
	Arizona Public Service Co.	8.750%	3/1/19	200	258
	Arizona Public Service Co.	4.500%	4/1/42	25	24
	Baltimore Gas & Electric Co.	3.500%	11/15/21	350	351
	CenterPoint Energy Houston
	Electric LLC	6.950%	3/15/33	50	65
	CenterPoint Energy Inc.	6.500%	5/1/18	200	236
	Cleco Power LLC	6.000%	12/1/40	100	112
	Cleveland Electric Illuminating Co.	5.500%	8/15/24	225	252
	CMS Energy Corp.	8.750%	6/15/19	200	258
	CMS Energy Corp.	4.700%	3/31/43	125	113
	Commonwealth Edison Co.	5.950%	8/15/16	125	142
	Commonwealth Edison Co.	6.150%	9/15/17	325	380
	Commonwealth Edison Co.	5.800%	3/15/18	75	87
	Commonwealth Edison Co.	4.000%	8/1/20	25	27
	Commonwealth Edison Co.	5.900%	3/15/36	50	58
	Commonwealth Edison Co.	6.450%	1/15/38	175	219
	Connecticut Light & Power Co.	2.500%	1/15/23	125	117

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
Consolidated Edison Co. of
New York Inc.	6.650%	4/1/19	500	610
Consolidated Edison Co. of
New York Inc.	5.300%	3/1/35	200	220
Consolidated Edison Co. of
New York Inc.	5.850%	3/15/36	275	321
Consolidated Edison Co. of
New York Inc.	6.200%	6/15/36	75	90
Consolidated Natural Gas Co.	5.000%	12/1/14	300	316
Constellation Energy Group Inc.	4.550%	6/15/15	300	319
Constellation Energy Group Inc.	5.150%	12/1/20	200	219
Consumers Energy Co.	5.500%	8/15/16	100	113
Consumers Energy Co.	5.650%	9/15/18	275	324
Consumers Energy Co.	3.950%	5/15/43	75	70
Delmarva Power & Light Co.	4.000%	6/1/42	50	47
Dominion Resources Inc.	5.150%	7/15/15	375	406
Dominion Resources Inc.	6.000%	11/30/17	250	290
Dominion Resources Inc.	6.400%	6/15/18	342	406
Dominion Resources Inc.	6.300%	3/15/33	100	120
Dominion Resources Inc.	5.950%	6/15/35	225	261
Dominion Resources Inc.	4.050%	9/15/42	100	88
DTE Electric Co.	3.900%	6/1/21	100	106
DTE Electric Co.	2.650%	6/15/22	200	190
DTE Electric Co.	3.950%	6/15/42	50	46
DTE Electric Co.	4.000%	4/1/43	225	210
Duke Energy Carolinas LLC	4.300%	6/15/20	250	272
Duke Energy Carolinas LLC	3.900%	6/15/21	500	529
Duke Energy Carolinas LLC	6.000%	12/1/28	125	139
Duke Energy Carolinas LLC	6.100%	6/1/37	100	116
Duke Energy Carolinas LLC	6.000%	1/15/38	25	30
Duke Energy Carolinas LLC	6.050%	4/15/38	25	30
Duke Energy Carolinas LLC	5.300%	2/15/40	100	109
Duke Energy Carolinas LLC	4.000%	9/30/42	75	68
Duke Energy Corp.	3.350%	4/1/15	200	208
Duke Energy Corp.	1.625%	8/15/17	325	319
Duke Energy Corp.	2.100%	6/15/18	75	74
Duke Energy Corp.	5.050%	9/15/19	75	84
Duke Energy Corp.	3.050%	8/15/22	75	71
Duke Energy Florida Inc.	0.650%	11/15/15	300	299
Duke Energy Florida Inc.	5.650%	6/15/18	75	87
Duke Energy Florida Inc.	6.350%	9/15/37	225	275
Duke Energy Florida Inc.	6.400%	6/15/38	200	245
Duke Energy Florida Inc.	3.850%	11/15/42	200	176
Duke Energy Indiana Inc.	3.750%	7/15/20	25	26
Duke Energy Indiana Inc.	6.350%	8/15/38	225	274
Duke Energy Indiana Inc.	4.200%	3/15/42	400	363
Duke Energy Progress Inc.	5.300%	1/15/19	175	201
El Paso Electric Co.	6.000%	5/15/35	50	55
Entergy Arkansas Inc.	3.750%	2/15/21	75	78
Entergy Gulf States Louisiana LLC	6.000%	5/1/18	200	227
Entergy Louisiana LLC	1.875%	12/15/14	50	51
Entergy Louisiana LLC	5.400%	11/1/24	475	541
Entergy Texas Inc.	7.125%	2/1/19	300	358
Exelon Generation Co. LLC	6.200%	10/1/17	125	143
Exelon Generation Co. LLC	4.000%	10/1/20	225	228
Exelon Generation Co. LLC	5.600%	6/15/42	205	206
FirstEnergy Corp.	4.250%	3/15/23	250	233
FirstEnergy Corp.	7.375%	11/15/31	200	211
FirstEnergy Solutions Corp.	6.800%	8/15/39	125	137
Florida Power & Light Co.	5.550%	11/1/17	75	87
Florida Power & Light Co.	5.625%	4/1/34	25	29
Florida Power & Light Co.	5.400%	9/1/35	75	85
Florida Power & Light Co.	6.200%	6/1/36	50	62
Florida Power & Light Co.	5.650%	2/1/37	100	117
Florida Power & Light Co.	5.850%	5/1/37	25	30
Florida Power & Light Co.	5.960%	4/1/39	475	578
Georgia Power Co.	0.750%	8/10/15	125	125
Georgia Power Co.	3.000%	4/15/16	575	602
Georgia Power Co.	5.400%	6/1/40	300	324
Iberdrola International BV	6.750%	7/15/36	75	78
Indiana Michigan Power Co.	6.050%	3/15/37	200	221

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
3	Integrys Energy Group Inc.	6.110%	12/1/66	150	157
	Interstate Power & Light Co.	6.250%	7/15/39	50	62
	ITC Holdings Corp.	4.050%	7/1/23	75	75
	ITC Holdings Corp.	5.300%	7/1/43	50	50
	Jersey Central Power & Light Co.	5.625%	5/1/16	125	139
	Jersey Central Power & Light Co.	5.650%	6/1/17	250	279
3	John Sevier Combined Cycle
	Generation LLC	4.626%	1/15/42	74	78
	Kansas City Power & Light Co.	6.050%	11/15/35	50	57
	Kansas City Power & Light Co.	5.300%	10/1/41	100	103
	Kentucky Utilities Co.	3.250%	11/1/20	50	52
	Kentucky Utilities Co.	5.125%	11/1/40	125	136
	LG&E & KU Energy LLC	2.125%	11/15/15	75	77
	LG&E & KU Energy LLC	3.750%	11/15/20	100	102
	Louisville Gas & Electric Co.	1.625%	11/15/15	125	128
	Louisville Gas & Electric Co.	5.125%	11/15/40	125	138
	MidAmerican Energy Co.	5.950%	7/15/17	75	87
	MidAmerican Energy Co.	5.300%	3/15/18	50	57
	MidAmerican Energy Co.	6.750%	12/30/31	125	157
	MidAmerican Energy Co.	5.750%	11/1/35	250	286
	MidAmerican Energy Holdings Co.	5.750%	4/1/18	575	666
	MidAmerican Energy Holdings Co.	5.950%	5/15/37	225	250
	MidAmerican Energy Holdings Co.	6.500%	9/15/37	50	59
	Mississippi Power Co.	4.250%	3/15/42	150	136
	National Rural Utilities Cooperative
	Finance Corp.	1.000%	2/2/15	225	226
	National Rural Utilities Cooperative
	Finance Corp.	5.450%	4/10/17	250	282
	National Rural Utilities Cooperative
	Finance Corp.	5.450%	2/1/18	200	231
	National Rural Utilities Cooperative
	Finance Corp.	2.350%	6/15/20	375	364
	National Rural Utilities Cooperative
	Finance Corp.	8.000%	3/1/32	100	139
3	National Rural Utilities Cooperative
	Finance Corp.	4.750%	4/30/43	25	24
	Nevada Power Co.	7.125%	3/15/19	550	681
	NextEra Energy Capital Holdings Inc.	3.625%	6/15/23	625	601
3	NextEra Energy Capital Holdings Inc.	6.350%	10/1/66	75	78
3	NextEra Energy Capital Holdings Inc.	6.650%	6/15/67	75	78
	Northeast Utilities	1.450%	5/1/18	100	96
	Northern States Power Co.	1.950%	8/15/15	25	26
	Northern States Power Co.	5.250%	3/1/18	175	200
	Northern States Power Co.	6.250%	6/1/36	50	62
	Northern States Power Co.	6.200%	7/1/37	50	62
	Northern States Power Co.	5.350%	11/1/39	175	201
	NSTAR Electric Co.	5.625%	11/15/17	150	172
	NSTAR Electric Co.	2.375%	10/15/22	150	138
	NSTAR Electric Co.	5.500%	3/15/40	75	85
	NSTAR LLC	4.500%	11/15/19	25	28
	Oglethorpe Power Corp.	5.950%	11/1/39	50	57
	Oglethorpe Power Corp.	5.375%	11/1/40	125	133
	Ohio Edison Co.	6.400%	7/15/16	175	200
	Ohio Power Co.	6.000%	6/1/16	75	84
	Oklahoma Gas & Electric Co.	5.850%	6/1/40	100	116
	Oklahoma Gas & Electric Co.	3.900%	5/1/43	50	45
	Oncor Electric Delivery Co. LLC	6.375%	1/15/15	125	135
	Oncor Electric Delivery Co. LLC	4.100%	6/1/22	175	181
	Oncor Electric Delivery Co. LLC	7.250%	1/15/33	125	161
	Oncor Electric Delivery Co. LLC	7.500%	9/1/38	225	306
	Pacific Gas & Electric Co.	5.625%	11/30/17	150	173
	Pacific Gas & Electric Co.	8.250%	10/15/18	200	258
	Pacific Gas & Electric Co.	3.250%	6/15/23	300	294
	Pacific Gas & Electric Co.	6.050%	3/1/34	625	729
	Pacific Gas & Electric Co.	6.350%	2/15/38	100	122
	Pacific Gas & Electric Co.	5.400%	1/15/40	250	272
	Pacific Gas & Electric Co.	4.450%	4/15/42	225	215
	Pacific Gas & Electric Co.	4.600%	6/15/43	375	374
	PacifiCorp	7.700%	11/15/31	600	822
	PacifiCorp	5.250%	6/15/35	100	108
	PacifiCorp	4.100%	2/1/42	75	70

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
Peco Energy Co.	5.350%	3/1/18	50	57
Peco Energy Co.	2.375%	9/15/22	75	70
Pennsylvania Electric Co.	6.050%	9/1/17	75	85
Pepco Holdings Inc.	2.700%	10/1/15	175	180
Potomac Electric Power Co.	6.500%	11/15/37	100	127
PPL Capital Funding Inc.	1.900%	6/1/18	50	49
PPL Capital Funding Inc.	3.400%	6/1/23	100	95
PPL Capital Funding Inc.	4.700%	6/1/43	25	23
PPL Electric Utilities Corp.	3.000%	9/15/21	125	125
PPL Energy Supply LLC	6.200%	5/15/16	23	26
PPL Energy Supply LLC	6.500%	5/1/18	50	58
PPL Energy Supply LLC	4.600%	12/15/21	125	128
Progress Energy Inc.	6.050%	3/15/14	50	52
Progress Energy Inc.	3.150%	4/1/22	25	24
Progress Energy Inc.	7.000%	10/30/31	119	145
Progress Energy Inc.	6.000%	12/1/39	25	28
PSEG Power LLC	8.625%	4/15/31	381	528
Public Service Co. of Colorado	5.125%	6/1/19	275	317
Public Service Co. of Colorado	3.200%	11/15/20	25	26
Public Service Co. of Colorado	6.250%	9/1/37	25	32
Public Service Co. of Colorado	4.750%	8/15/41	75	79
Public Service Co. of Colorado	3.600%	9/15/42	175	151
Public Service Co. of Oklahoma	6.625%	11/15/37	200	242
Public Service Electric & Gas Co.	5.300%	5/1/18	75	86
Public Service Electric & Gas Co.	2.375%	5/15/23	425	392
Public Service Electric & Gas Co.	5.800%	5/1/37	75	89
Puget Sound Energy Inc.	5.483%	6/1/35	25	28
Puget Sound Energy Inc.	6.274%	3/15/37	125	154
Puget Sound Energy Inc.	5.757%	10/1/39	75	87
Puget Sound Energy Inc.	5.764%	7/15/40	100	118
Puget Sound Energy Inc.	4.434%	11/15/41	150	147
San Diego Gas & Electric Co.	5.350%	5/15/35	25	29
San Diego Gas & Electric Co.	4.500%	8/15/40	150	153
San Diego Gas & Electric Co.	3.950%	11/15/41	175	163
SCANA Corp.	4.750%	5/15/21	125	133
SCANA Corp.	4.125%	2/1/22	200	197
Sierra Pacific Power Co.	6.000%	5/15/16	100	113
Sierra Pacific Power Co.	6.750%	7/1/37	150	193
South Carolina Electric & Gas Co.	6.050%	1/15/38	25	29
South Carolina Electric & Gas Co.	5.450%	2/1/41	100	109
South Carolina Electric & Gas Co.	4.350%	2/1/42	125	118
South Carolina Electric & Gas Co.	4.600%	6/15/43	100	98
Southern California Edison Co.	4.650%	4/1/15	100	107
Southern California Edison Co.	5.000%	1/15/16	25	27
Southern California Edison Co.	3.875%	6/1/21	275	291
Southern California Edison Co.	6.650%	4/1/29	75	91
Southern California Edison Co.	6.000%	1/15/34	50	60
Southern California Edison Co.	5.750%	4/1/35	75	89
Southern California Edison Co.	5.350%	7/15/35	100	113
Southern California Edison Co.	5.625%	2/1/36	125	144
Southern California Edison Co.	5.950%	2/1/38	200	242
Southern California Edison Co.	4.500%	9/1/40	75	76
Southern Co.	2.375%	9/15/15	150	154
Southern Power Co.	4.875%	7/15/15	200	215
Southern Power Co.	5.150%	9/15/41	100	101
Southwestern Electric Power Co.	6.450%	1/15/19	100	116
Southwestern Electric Power Co.	3.550%	2/15/22	25	24
Southwestern Electric Power Co.	6.200%	3/15/40	50	56
Southwestern Public Service Co.	4.500%	8/15/41	50	49
Tampa Electric Co.	6.100%	5/15/18	100	119
Tampa Electric Co.	2.600%	9/15/22	75	70
Tampa Electric Co.	6.550%	5/15/36	100	125
Tampa Electric Co.	4.100%	6/15/42	50	46
TECO Finance Inc.	4.000%	3/15/16	50	53
TECO Finance Inc.	5.150%	3/15/20	50	55
Toledo Edison Co.	6.150%	5/15/37	100	112
TransAlta Corp.	6.650%	5/15/18	250	285
Tucson Electric Power Co.	5.150%	11/15/21	50	54
UIL Holdings Corp.	4.625%	10/1/20	75	78
Union Electric Co.	8.450%	3/15/39	150	236
Virginia Electric & Power Co.	6.000%	1/15/36	125	149

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Virginia Electric & Power Co.	6.000%	5/15/37	100	121
	Virginia Electric & Power Co.	6.350%	11/30/37	50	62
	Virginia Electric & Power Co.	4.000%	1/15/43	250	231
	Westar Energy Inc.	4.125%	3/1/42	200	190
	Westar Energy Inc.	4.100%	4/1/43	50	48
	Western Massachusetts Electric Co.	3.500%	9/15/21	75	76
3	Wisconsin Energy Corp.	6.250%	5/15/67	425	446
	Wisconsin Power & Light Co.	5.000%	7/15/19	50	57
	Wisconsin Power & Light Co.	2.250%	11/15/22	75	69
	Wisconsin Power & Light Co.	6.375%	8/15/37	100	125
	Xcel Energy Inc.	5.613%	4/1/17	78	88
	Xcel Energy Inc.	4.700%	5/15/20	100	110
	Xcel Energy Inc.	6.500%	7/1/36	100	123

	Natural Gas (0.8%)
	AGL Capital Corp.	3.500%	9/15/21	325	334
	AGL Capital Corp.	5.875%	3/15/41	75	85
	AGL Capital Corp.	4.400%	6/1/43	50	46
	Atmos Energy Corp.	4.950%	10/15/14	50	53
	Atmos Energy Corp.	8.500%	3/15/19	75	97
	Atmos Energy Corp.	5.500%	6/15/41	300	327
	Boardwalk Pipelines LP	5.500%	2/1/17	100	110
	Boardwalk Pipelines LP	3.375%	2/1/23	100	92
	British Transco Finance Inc.	6.625%	6/1/18	50	59
	Buckeye Partners LP	4.150%	7/1/23	75	73
	CenterPoint Energy Resources Corp.	6.150%	5/1/16	75	84
	CenterPoint Energy Resources Corp.	4.500%	1/15/21	50	55
	CenterPoint Energy Resources Corp.	5.850%	1/15/41	250	291
	DCP Midstream Operating LP	3.250%	10/1/15	100	104
	DCP Midstream Operating LP	2.500%	12/1/17	75	74
	DCP Midstream Operating LP	3.875%	3/15/23	75	70
	El Paso Pipeline Partners Operating
	Co. LLC	4.700%	11/1/42	675	608
	Enbridge Energy Partners LP	6.500%	4/15/18	75	87
	Enbridge Energy Partners LP	9.875%	3/1/19	125	163
	Enbridge Energy Partners LP	7.500%	4/15/38	150	179
	Energy Transfer Partners LP	5.950%	2/1/15	75	81
	Energy Transfer Partners LP	6.125%	2/15/17	50	56
	Energy Transfer Partners LP	9.000%	4/15/19	229	290
	Energy Transfer Partners LP	4.650%	6/1/21	100	103
	Energy Transfer Partners LP	5.200%	2/1/22	300	317
	Energy Transfer Partners LP	6.625%	10/15/36	150	161
	Energy Transfer Partners LP	6.050%	6/1/41	100	101
	Energy Transfer Partners LP	6.500%	2/1/42	475	505
7	Enron Corp.	9.125%	4/1/03	500	—
7	Enron Corp.	7.125%	5/15/07	150	—
7	Enron Corp.	6.875%	10/15/07	500	—
	Enterprise Products Operating LLC	5.600%	10/15/14	275	291
	Enterprise Products Operating LLC	6.300%	9/15/17	125	145
	Enterprise Products Operating LLC	6.650%	4/15/18	75	90
	Enterprise Products Operating LLC	6.500%	1/31/19	50	59
	Enterprise Products Operating LLC	3.350%	3/15/23	200	191
	Enterprise Products Operating LLC	6.875%	3/1/33	175	207
	Enterprise Products Operating LLC	7.550%	4/15/38	250	317
	Enterprise Products Operating LLC	5.950%	2/1/41	650	707
	Enterprise Products Operating LLC	4.450%	2/15/43	50	45
	Enterprise Products Operating LLC	4.850%	3/15/44	200	189
3	Enterprise Products Operating LLC	8.375%	8/1/66	100	111
3	Enterprise Products Operating LLC	7.034%	1/15/68	225	251
7	HNG Internorth	9.625%	3/15/06	500	—
	KeySpan Corp.	8.000%	11/15/30	75	96
	Kinder Morgan Energy Partners LP	3.500%	3/1/16	325	343
	Kinder Morgan Energy Partners LP	5.950%	2/15/18	300	347
	Kinder Morgan Energy Partners LP	9.000%	2/1/19	350	444
	Kinder Morgan Energy Partners LP	6.850%	2/15/20	325	385
	Kinder Morgan Energy Partners LP	7.300%	8/15/33	275	326
	Kinder Morgan Energy Partners LP	5.800%	3/15/35	50	52
	Kinder Morgan Energy Partners LP	6.500%	2/1/37	425	470
	Kinder Morgan Energy Partners LP	6.950%	1/15/38	50	59
	Kinder Morgan Energy Partners LP	6.500%	9/1/39	250	281
	Kinder Morgan Energy Partners LP	6.550%	9/15/40	250	284

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Kinder Morgan Energy Partners LP	5.000%	3/1/43	75	71
	Magellan Midstream Partners LP	5.650%	10/15/16	75	84
	Magellan Midstream Partners LP	6.550%	7/15/19	75	89
	Magellan Midstream Partners LP	4.250%	2/1/21	225	237
	National Fuel Gas Co.	3.750%	3/1/23	275	269
	National Grid plc	6.300%	8/1/16	325	367
	Nisource Finance Corp.	5.400%	7/15/14	150	157
	Nisource Finance Corp.	5.250%	9/15/17	150	167
	Nisource Finance Corp.	6.400%	3/15/18	75	87
	Nisource Finance Corp.	4.450%	12/1/21	100	104
	Nisource Finance Corp.	6.125%	3/1/22	75	85
	Nisource Finance Corp.	6.250%	12/15/40	150	166
	Nisource Finance Corp.	5.800%	2/1/42	150	156
	Nisource Finance Corp.	4.800%	2/15/44	125	114
	ONEOK Inc.	5.200%	6/15/15	75	81
	ONEOK Inc.	4.250%	2/1/22	50	49
	ONEOK Inc.	6.000%	6/15/35	125	127
	ONEOK Partners LP	3.250%	2/1/16	50	52
	ONEOK Partners LP	6.150%	10/1/16	150	170
	ONEOK Partners LP	2.000%	10/1/17	175	172
	ONEOK Partners LP	8.625%	3/1/19	225	285
	ONEOK Partners LP	3.375%	10/1/22	100	92
	Panhandle Eastern Pipe Line Co. LP	6.200%	11/1/17	250	289
	Plains All American Pipeline LP /
	PAA Finance Corp.	6.500%	5/1/18	25	30
	Plains All American Pipeline LP /
	PAA Finance Corp.	8.750%	5/1/19	75	98
	Plains All American Pipeline LP /
	PAA Finance Corp.	5.000%	2/1/21	550	604
	Questar Corp.	2.750%	2/1/16	25	26
	Sempra Energy	6.150%	6/15/18	548	642
	Sempra Energy	2.875%	10/1/22	100	93
	Sempra Energy	6.000%	10/15/39	300	341
	Southern California Gas Co.	3.750%	9/15/42	25	23
6	Southern Natural Gas Co. LLC	5.900%	4/1/17	200	228
	Spectra Energy Capital LLC	6.200%	4/15/18	300	348
	Spectra Energy Capital LLC	6.750%	2/15/32	50	57
	Sunoco Logistics Partners
	Operations LP	3.450%	1/15/23	275	255
	Sunoco Logistics Partners
	Operations LP	4.950%	1/15/43	175	155
	Texas Gas Transmission LLC	4.600%	6/1/15	100	106
	TransCanada PipeLines Ltd.	6.500%	8/15/18	150	181
	TransCanada PipeLines Ltd.	3.800%	10/1/20	175	184
	TransCanada PipeLines Ltd.	2.500%	8/1/22	275	252
	TransCanada PipeLines Ltd.	5.600%	3/31/34	150	167
	TransCanada PipeLines Ltd.	5.850%	3/15/36	300	345
	TransCanada PipeLines Ltd.	6.200%	10/15/37	475	552
3	TransCanada PipeLines Ltd.	6.350%	5/15/67	275	284
	Transcontinental Gas Pipe Line Co. LLC	6.050%	6/15/18	250	294
	Western Gas Partners LP	5.375%	6/1/21	300	322
	Williams Cos. Inc.	7.500%	1/15/31	116	132
	Williams Cos. Inc.	7.750%	6/15/31	185	217
	Williams Partners LP	5.250%	3/15/20	475	512
	Williams Partners LP	4.125%	11/15/20	275	274
	Williams Partners LP	6.300%	4/15/40	100	105

	Other Utility (0.1%)
	American Water Capital Corp.	6.085%	10/15/17	200	231
	American Water Capital Corp.	6.593%	10/15/37	150	186
	United Utilities plc	5.375%	2/1/19	325	352
	Veolia Environnement SA	6.000%	6/1/18	400	463
					62,099
Total Corporate Bonds (Cost $534,233)					558,617
Sovereign Bonds (U.S. Dollar-Denominated) (5.2%)
	African Development Bank	1.250%	9/2/16	50	51
	African Development Bank	1.125%	3/15/17	300	301
	African Development Bank	0.875%	3/15/18	150	146
	Asian Development Bank	0.875%	6/10/14	100	100

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Asian Development Bank	4.250%	10/20/14	275	289
	Asian Development Bank	2.625%	2/9/15	275	285
	Asian Development Bank	0.500%	8/17/15	350	350
	Asian Development Bank	2.500%	3/15/16	325	340
	Asian Development Bank	1.125%	3/15/17	600	602
	Asian Development Bank	5.593%	7/16/18	275	326
	Asian Development Bank	1.875%	10/23/18	950	962
	Asian Development Bank	1.750%	3/21/19	25	25
	Banco do Brasil SA	3.875%	1/23/17	75	76
	Canada	0.875%	2/14/17	950	945
	China Development Bank Corp.	4.750%	10/8/14	100	104
	China Development Bank Corp.	5.000%	10/15/15	100	108
	CNOOC Finance 2013 Ltd.	3.000%	5/9/23	150	135
	Corp. Andina de Fomento	5.125%	5/5/15	50	53
	Corp. Andina de Fomento	3.750%	1/15/16	225	238
	Corp. Andina de Fomento	8.125%	6/4/19	300	371
	Corp. Andina de Fomento	4.375%	6/15/22	582	594
6	Corp. Nacional Del Cobre de Chile	3.000%	7/17/22	250	224
	Council Of Europe Development Bank	2.750%	2/10/15	150	155
	Council Of Europe Development Bank	2.625%	2/16/16	150	157
	Council Of Europe Development Bank	1.500%	2/22/17	300	303
	Council Of Europe Development Bank	1.500%	6/19/17	50	50
	Council Of Europe Development Bank	1.000%	3/7/18	275	266
	Council Of Europe Development Bank	1.125%	5/31/18	200	194
8	Development Bank of Japan Inc.	4.250%	6/9/15	250	267
	European Bank for Reconstruction &
	Development	2.750%	4/20/15	525	547
	European Bank for Reconstruction &
	Development	1.625%	9/3/15	125	128
	European Bank for Reconstruction &
	Development	2.500%	3/15/16	175	183
	European Bank for Reconstruction &
	Development	1.375%	10/20/16	100	101
	European Bank for Reconstruction &
	Development	0.750%	9/1/17	700	685
	European Bank for Reconstruction &
	Development	1.000%	9/17/18	150	145
	European Bank for Reconstruction &
	Development	1.500%	3/16/20	150	144
	European Investment Bank	1.125%	8/15/14	1,200	1,211
	European Investment Bank	0.875%	12/15/14	200	202
	European Investment Bank	2.875%	1/15/15	200	208
	European Investment Bank	2.750%	3/23/15	450	468
	European Investment Bank	1.125%	4/15/15	700	708
	European Investment Bank	1.000%	7/15/15	135	136
	European Investment Bank	1.625%	9/1/15	650	664
	European Investment Bank	1.375%	10/20/15	475	483
	European Investment Bank	4.875%	2/16/16	650	721
	European Investment Bank	0.625%	4/15/16	600	597
	European Investment Bank	2.500%	5/16/16	725	760
	European Investment Bank	2.125%	7/15/16	500	518
	European Investment Bank	0.500%	8/15/16	575	569
	European Investment Bank	5.125%	9/13/16	1,250	1,412
	European Investment Bank	1.250%	10/14/16	1,125	1,137
	European Investment Bank	4.875%	1/17/17	150	169
	European Investment Bank	1.750%	3/15/17	775	790
	European Investment Bank	5.125%	5/30/17	675	774
	European Investment Bank	1.125%	9/15/17	400	394
	European Investment Bank	1.000%	12/15/17	250	243
	European Investment Bank	1.000%	3/15/18	200	193
	European Investment Bank	1.000%	6/15/18	150	144
	European Investment Bank	2.875%	9/15/20	100	101
	European Investment Bank	4.000%	2/16/21	1,225	1,324
	Export Development Canada	2.250%	5/28/15	75	78
	Export Development Canada	0.500%	9/15/15	275	275
	Export Development Canada	1.250%	10/26/16	100	101
	Export Development Canada	0.750%	12/15/17	575	561
	Export-Import Bank of Korea	5.875%	1/14/15	150	160
	Export-Import Bank of Korea	4.000%	1/11/17	325	337
	Export-Import Bank of Korea	1.750%	2/27/18	925	881
	Export-Import Bank of Korea	4.375%	9/15/21	75	76

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Export-Import Bank of Korea	5.000%	4/11/22	275	285
	Federative Republic of Brazil	7.875%	3/7/15	175	193
	Federative Republic of Brazil	6.000%	1/17/17	375	420
3	Federative Republic of Brazil	8.000%	1/15/18	500	566
	Federative Republic of Brazil	5.875%	1/15/19	400	454
	Federative Republic of Brazil	8.875%	10/14/19	300	393
	Federative Republic of Brazil	4.875%	1/22/21	750	804
	Federative Republic of Brazil	2.625%	1/5/23	600	522
	Federative Republic of Brazil	8.875%	4/15/24	125	173
	Federative Republic of Brazil	8.750%	2/4/25	300	417
	Federative Republic of Brazil	10.125%	5/15/27	325	502
	Federative Republic of Brazil	8.250%	1/20/34	400	524
	Federative Republic of Brazil	7.125%	1/20/37	325	387
3	Federative Republic of Brazil	11.000%	8/17/40	200	238
	Federative Republic of Brazil	5.625%	1/7/41	850	846
	FMS Wertmanagement AoeR	0.625%	4/18/16	100	99
	FMS Wertmanagement AoeR	1.000%	11/21/17	200	195
	Hydro-Quebec	8.400%	1/15/22	775	1,058
	Hydro-Quebec	8.050%	7/7/24	200	277
	Inter-American Development Bank	2.250%	7/15/15	200	207
	Inter-American Development Bank	0.500%	8/17/15	75	75
	Inter-American Development Bank	1.375%	10/18/16	200	203
	Inter-American Development Bank	2.375%	8/15/17	100	104
	Inter-American Development Bank	0.875%	3/15/18	150	146
	Inter-American Development Bank	4.250%	9/10/18	1,050	1,192
	Inter-American Development Bank	1.125%	9/12/19	100	95
	Inter-American Development Bank	3.875%	9/17/19	1,550	1,721
	Inter-American Development Bank	3.875%	2/14/20	50	55
	Inter-American Development Bank	7.000%	6/15/25	100	135
	International Bank for Reconstruction
	& Development	1.125%	8/25/14	500	504
	International Bank for Reconstruction
	& Development	2.375%	5/26/15	1,575	1,633
	International Bank for Reconstruction
	& Development	2.125%	3/15/16	650	677
	International Bank for Reconstruction
	& Development	5.000%	4/1/16	400	447
	International Bank for Reconstruction
	& Development	1.000%	9/15/16	450	453
	International Bank for Reconstruction
	& Development	0.875%	4/17/17	1,450	1,443
	International Bank for Reconstruction
	& Development	4.750%	2/15/35	600	693
	International Finance Corp.	2.750%	4/20/15	175	182
	International Finance Corp.	2.250%	4/11/16	200	208
	International Finance Corp.	1.125%	11/23/16	750	757
	International Finance Corp.	2.125%	11/17/17	450	464
	International Finance Corp.	0.625%	12/21/17	250	242
	International Finance Corp.	0.875%	6/15/18	300	291
8	Japan Bank for International
	Cooperation	2.875%	2/2/15	325	337
8	Japan Bank for International
	Cooperation	1.875%	9/24/15	25	26
8	Japan Bank for International
	Cooperation	2.500%	1/21/16	200	208
8	Japan Bank for International
	Cooperation	2.500%	5/18/16	100	105
8	Japan Bank for International
	Cooperation	2.250%	7/13/16	275	285
8	Japan Bank for International
	Cooperation	1.125%	7/19/17	950	935
8	Japan Finance Organization for
	Municipalities	4.625%	4/21/15	100	107
8	Japan Finance Organization for
	Municipalities	5.000%	5/16/17	100	113
8	Japan Finance Organization for
	Municipalities	4.000%	1/13/21	300	331
9	KFW	4.125%	10/15/14	575	602
9	KFW	2.750%	10/21/14	225	232
9	KFW	1.000%	1/12/15	1,100	1,108
9	KFW	2.625%	3/3/15	775	802

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
9	KFW	0.625%	4/24/15	825	828
9	KFW	1.250%	10/26/15	200	203
9	KFW	5.125%	3/14/16	1,450	1,612
9	KFW	0.500%	4/19/16	350	346
9	KFW	2.000%	6/1/16	825	850
9	KFW	1.250%	10/5/16	225	227
9	KFW	1.250%	2/15/17	1,700	1,710
9	KFW	0.875%	9/5/17	250	244
9	KFW	4.375%	3/15/18	250	281
9	KFW	4.875%	6/17/19	1,350	1,570
9	KFW	4.000%	1/27/20	50	55
9	KFW	2.750%	9/8/20	2,025	2,078
9	KFW	2.000%	10/4/22	650	611
9	KFW	2.125%	1/17/23	1,025	969
9	KFW	0.000%	4/18/36	400	169
	Korea Development Bank	4.375%	8/10/15	750	789
	Korea Development Bank	1.500%	1/22/18	250	233
	Korea Finance Corp.	3.250%	9/20/16	250	259
	Korea Finance Corp.	2.250%	8/7/17	25	24
	Korea Finance Corp.	4.625%	11/16/21	150	155
9	Landwirtschaftliche Rentenbank	3.125%	7/15/15	375	395
9	Landwirtschaftliche Rentenbank	4.875%	11/16/15	275	302
9	Landwirtschaftliche Rentenbank	2.125%	7/15/16	100	103
9	Landwirtschaftliche Rentenbank	0.875%	9/12/17	725	705
9	Landwirtschaftliche Rentenbank	1.000%	4/4/18	100	97
9	Landwirtschaftliche Rentenbank	1.875%	9/17/18	150	151
9	Landwirtschaftliche Rentenbank	1.375%	10/23/19	250	241
	Nexen Inc.	7.875%	3/15/32	50	63
	Nexen Inc.	6.400%	5/15/37	450	491
	Nexen Inc.	7.500%	7/30/39	200	244
	Nordic Investment Bank	2.625%	10/6/14	225	230
	Nordic Investment Bank	2.500%	7/15/15	225	233
	Nordic Investment Bank	2.250%	3/15/16	300	313
	Nordic Investment Bank	0.500%	4/14/16	125	124
	Nordic Investment Bank	0.750%	1/17/18	350	340
	North American Development Bank	4.375%	2/11/20	100	107
	North American Development Bank	2.400%	10/26/22	150	139
[10]	Oesterreichische Kontrollbank AG	1.750%	10/5/15	500	512
[10]	Oesterreichische Kontrollbank AG	5.000%	4/25/17	600	683
3	Oriental Republic of Uruguay	4.125%	11/20/45	800	644
	Pemex Project Funding Master Trust	5.750%	3/1/18	625	681
	Pemex Project Funding Master Trust	6.625%	6/15/35	625	656
	Pemex Project Funding Master Trust	6.625%	6/15/38	150	156
	People’s Republic of China	4.750%	10/29/13	50	51
	Petrobras Global Finance BV	5.625%	5/20/43	100	87
	Petrobras International Finance Co. -
	Pifco	7.750%	9/15/14	75	81
	Petrobras International Finance Co. -
	Pifco	3.875%	1/27/16	325	333
	Petrobras International Finance Co. -
	Pifco	6.125%	10/6/16	350	383
	Petrobras International Finance Co. -
	Pifco	3.500%	2/6/17	75	75
	Petrobras International Finance Co. -
	Pifco	5.875%	3/1/18	675	728
	Petrobras International Finance Co. -
	Pifco	8.375%	12/10/18	300	352
	Petrobras International Finance Co. -
	Pifco	7.875%	3/15/19	450	518
	Petrobras International Finance Co. -
	Pifco	5.750%	1/20/20	225	233
	Petrobras International Finance Co. -
	Pifco	5.375%	1/27/21	375	379
	Petrobras International Finance Co. -
	Pifco	6.875%	1/20/40	225	225
	Petrobras International Finance Co. -
	Pifco	6.750%	1/27/41	900	896
	Petroleos Mexicanos	4.875%	3/15/15	375	394
	Petroleos Mexicanos	8.000%	5/3/19	200	242
	Petroleos Mexicanos	6.000%	3/5/20	400	444
	Petroleos Mexicanos	5.500%	1/21/21	150	161

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Petroleos Mexicanos	4.875%	1/24/22	500	509
	Petroleos Mexicanos	6.500%	6/2/41	400	413
	Petroleos Mexicanos	5.500%	6/27/44	275	248
6	Petroleos Mexicanos	5.500%	6/27/44	350	315
	Province of British Columbia	2.850%	6/15/15	400	418
	Province of British Columbia	2.100%	5/18/16	500	518
	Province of British Columbia	1.200%	4/25/17	100	100
	Province of British Columbia	2.000%	10/23/22	200	186
	Province of Manitoba	2.625%	7/15/15	250	260
	Province of Manitoba	1.300%	4/3/17	75	75
	Province of Manitoba	1.125%	6/1/18	150	146
	Province of Manitoba	1.750%	5/30/19	175	172
	Province of Manitoba	2.100%	9/6/22	150	141
	Province of New Brunswick	2.750%	6/15/18	350	365
	Province of Nova Scotia	2.375%	7/21/15	200	207
	Province of Ontario	2.950%	2/5/15	100	104
	Province of Ontario	0.950%	5/26/15	775	780
	Province of Ontario	2.700%	6/16/15	575	598
	Province of Ontario	1.875%	9/15/15	200	205
	Province of Ontario	4.750%	1/19/16	100	110
	Province of Ontario	5.450%	4/27/16	500	563
	Province of Ontario	2.300%	5/10/16	300	312
	Province of Ontario	1.600%	9/21/16	450	456
	Province of Ontario	1.100%	10/25/17	250	245
	Province of Ontario	3.150%	12/15/17	225	240
	Province of Ontario	3.000%	7/16/18	225	237
	Province of Ontario	1.650%	9/27/19	225	215
	Province of Ontario	4.000%	10/7/19	575	633
	Province of Ontario	4.400%	4/14/20	500	557
	Province of Ontario	2.450%	6/29/22	150	142
	Quebec	5.125%	11/14/16	325	369
	Quebec	4.625%	5/14/18	575	650
	Quebec	3.500%	7/29/20	350	368
	Quebec	2.750%	8/25/21	325	319
	Quebec	2.625%	2/13/23	400	375
	Quebec	7.500%	9/15/29	325	447
	Region of Lombardy Italy	5.804%	10/25/32	200	192
	Republic of Chile	3.875%	8/5/20	200	210
	Republic of Chile	2.250%	10/30/22	175	154
	Republic of Chile	3.625%	10/30/42	75	62
	Republic of Colombia	8.250%	12/22/14	100	109
	Republic of Colombia	7.375%	1/27/17	325	378
	Republic of Colombia	7.375%	3/18/19	400	486
	Republic of Colombia	4.375%	7/12/21	450	463
	Republic of Colombia	8.125%	5/21/24	500	650
	Republic of Colombia	7.375%	9/18/37	100	126
	Republic of Colombia	6.125%	1/18/41	575	636
	Republic of Italy	4.500%	1/21/15	450	471
	Republic of Italy	3.125%	1/26/15	425	436
	Republic of Italy	4.750%	1/25/16	750	792
	Republic of Italy	5.250%	9/20/16	1,050	1,128
	Republic of Italy	5.375%	6/12/17	500	544
	Republic of Italy	5.375%	6/15/33	175	175
	Republic of Korea	7.125%	4/16/19	225	275
	Republic of Korea	5.625%	11/3/25	100	116
	Republic of Panama	5.200%	1/30/20	100	109
	Republic of Panama	7.125%	1/29/26	600	744
3	Republic of Panama	6.700%	1/26/36	292	341
3	Republic of Panama	4.300%	4/29/53	200	158
	Republic of Peru	7.125%	3/30/19	350	423
	Republic of Peru	7.350%	7/21/25	400	500
	Republic of Peru	8.750%	11/21/33	142	205
3	Republic of Peru	6.550%	3/14/37	525	616
	Republic of Peru	5.625%	11/18/50	300	304
	Republic of Philippines	5.500%	3/30/26	225	255
	Republic of Philippines	7.750%	1/14/31	400	525
	Republic of Philippines	6.375%	10/23/34	550	658
	Republic of Philippines	5.000%	1/13/37	200	213
	Republic of Philippines	6.500%	1/20/20	100	120
3	Republic of Philippines	7.500%	9/25/24	425	544
	Republic of Philippines	9.500%	10/21/24	150	221

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
Republic of Philippines	10.625%	3/16/25	100	157
Republic of Philippines	9.500%	2/2/30	325	486
Republic of Philippines	4.000%	1/15/21	350	368
Republic of Poland	3.875%	7/16/15	400	418
Republic of Poland	6.375%	7/15/19	961	1,122
Republic of Poland	5.125%	4/21/21	250	273
Republic of Poland	5.000%	3/23/22	425	457
Republic of Poland	3.000%	3/17/23	125	113
Republic of South Africa	6.875%	5/27/19	250	285
Republic of South Africa	5.500%	3/9/20	500	533
Republic of South Africa	4.665%	1/17/24	225	218
Republic of South Africa	6.250%	3/8/41	300	320
Republic of Turkey	7.000%	9/26/16	725	812
Republic of Turkey	7.500%	7/14/17	525	605
Republic of Turkey	6.750%	4/3/18	450	512
Republic of Turkey	7.000%	3/11/19	425	493
Republic of Turkey	7.000%	6/5/20	525	612
Republic of Turkey	5.625%	3/30/21	100	108
Republic of Turkey	5.125%	3/25/22	425	441
Republic of Turkey	6.250%	9/26/22	400	447
Republic of Turkey	7.375%	2/5/25	650	777
Republic of Turkey	11.875%	1/15/30	400	670
Republic of Turkey	8.000%	2/14/34	50	63
Republic of Turkey	6.875%	3/17/36	600	672
Republic of Turkey	6.750%	5/30/40	500	552
State of Israel	5.500%	11/9/16	175	197
State of Israel	5.125%	3/26/19	550	624
State of Israel	3.150%	6/30/23	400	374
State of Israel	4.500%	1/30/43	200	182
Statoil ASA	1.800%	11/23/16	125	128
Statoil ASA	3.125%	8/17/17	400	422
Statoil ASA	1.200%	1/17/18	125	121
Statoil ASA	5.250%	4/15/19	25	29
Statoil ASA	3.150%	1/23/22	150	148
Statoil ASA	2.450%	1/17/23	150	139
Statoil ASA	2.650%	1/15/24	100	92
Statoil ASA	7.250%	9/23/27	400	533
Statoil ASA	5.100%	8/17/40	125	133
Statoil ASA	4.250%	11/23/41	175	165
Statoil ASA	3.950%	5/15/43	125	113
Svensk Exportkredit AB	3.250%	9/16/14	200	207
Svensk Exportkredit AB	0.625%	5/31/16	50	50
Svensk Exportkredit AB	2.125%	7/13/16	125	129
Svensk Exportkredit AB	5.125%	3/1/17	350	398
Svensk Exportkredit AB	1.750%	5/30/17	200	204
United Mexican States	6.625%	3/3/15	510	554
United Mexican States	11.375%	9/15/16	100	130
United Mexican States	5.625%	1/15/17	325	361
United Mexican States	5.950%	3/19/19	500	572
United Mexican States	3.625%	3/15/22	550	540
United Mexican States	8.300%	8/15/31	250	343
United Mexican States	6.750%	9/27/34	733	866
United Mexican States	6.050%	1/11/40	775	847
United Mexican States	4.750%	3/8/44	827	747
United Mexican States	5.750%	10/12/10	192	179
Total Sovereign Bonds (Cost $122,286)				124,599
Taxable Municipal Bonds (1.0%)
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	5.939%	2/15/47	150	158
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	6.270%	2/15/50	50	50
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	7.499%	2/15/50	50	62
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	8.084%	2/15/50	125	160

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
Bay Area Toll Authority California
Toll Bridge Revenue (San Francisco
Bay Area)	6.793%	4/1/30	50	60
Bay Area Toll Authority California
Toll Bridge Revenue (San Francisco
Bay Area)	6.918%	4/1/40	100	125
Bay Area Toll Authority California
Toll Bridge Revenue (San Francisco
Bay Area)	6.263%	4/1/49	150	176
Bay Area Toll Authority California
Toll Bridge Revenue (San Francisco
Bay Area)	6.907%	10/1/50	250	316
California Educational Facilities
Authority Revenue
(Stanford University)	4.250%	5/1/16	100	109
California GO	3.950%	11/1/15	150	159
California GO	5.750%	3/1/17	100	114
California GO	6.200%	10/1/19	275	324
California GO	5.700%	11/1/21	250	292
California GO	7.500%	4/1/34	600	782
California GO	7.300%	10/1/39	75	97
California GO	7.350%	11/1/39	575	751
California GO	7.625%	3/1/40	605	812
California GO	7.600%	11/1/40	200	270
Central Puget Sound WA Regional
Transit Authority Sales & Use
Tax Revenue	5.491%	11/1/39	50	56
Chicago IL Board of Education GO	6.319%	11/1/29	50	53
Chicago IL Board of Education GO	6.138%	12/1/39	50	50
Chicago IL GO	7.781%	1/1/35	50	60
Chicago IL Metropolitan Water
Reclamation District GO	5.720%	12/1/38	100	117
Chicago IL O’Hare International Airport
Revenue	6.395%	1/1/40	50	59
Chicago IL Transit Authority Sales
Tax Receipts Revenue	6.200%	12/1/40	150	163
Chicago IL Transit Authority Transfer
Tax Receipts Revenue	6.899%	12/1/40	125	146
Chicago IL Wastewater Transmission
Revenue	6.900%	1/1/40	50	60
Chicago IL Water Revenue	6.742%	11/1/40	75	93
Clark County NV Airport Revenue	6.881%	7/1/42	100	112
Commonwealth Financing Authority
Pennsylvania Revenue	6.218%	6/1/39	150	169
Connecticut GO	5.090%	10/1/30	175	182
Connecticut GO	5.850%	3/15/32	200	226
Connecticut Special Tax Revenue
(Transportation Infrastructure)	5.459%	11/1/30	50	54
Cook County IL GO	6.229%	11/15/34	50	51
Curators of the University of Missouri
System Facilities Revenue	5.792%	11/1/41	50	56
Dallas TX Area Rapid Transit Revenue	4.922%	12/1/41	50	53
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	100	122
Dallas TX Area Rapid Transit Revenue	5.022%	12/1/48	50	53
Dallas TX Independent School District
GO	6.450%	2/15/35	100	118
Denver CO City & County School
District No. 1 COP	7.017%	12/15/37	50	62
Denver CO City & County School
District No. 1 GO	5.664%	12/1/33	50	54
District of Columbia Income
Tax Revenue	5.591%	12/1/34	50	57
District of Columbia Income
Tax Revenue	5.582%	12/1/35	50	56
Energy Northwest Washington
Electric Revenue
(Columbia Generating Station)	2.197%	7/1/19	100	98
Florida Hurricane Catastrophe Fund
Finance Corp. Revenue	2.107%	7/1/18	125	122
Florida Hurricane Catastrophe Fund
Finance Corp. Revenue	2.995%	7/1/20	250	233

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
George Washington University District
of Columbia GO	3.485%	9/15/22	200	199
Georgia GO	4.503%	11/1/25	150	164
Georgia Municipal Electric Power
Authority Revenue	6.637%	4/1/57	200	220
Georgia Municipal Electric Power
Authority Revenue	6.655%	4/1/57	150	162
Georgia Municipal Electric Power
Authority Revenue	7.055%	4/1/57	75	75
Harvard University Massachusetts GO	4.875%	10/15/40	125	138
Howard Hughes Medical Institute
Maryland Revenue	3.450%	9/1/14	100	103
Illinois GO	4.511%	3/1/15	75	79
Illinois GO	5.365%	3/1/17	175	189
Illinois GO	5.877%	3/1/19	250	276
Illinois GO	4.950%	6/1/23	550	546
Illinois GO	5.100%	6/1/33	1,100	1,037
Illinois GO	6.725%	4/1/35	200	212
Illinois Toll Highway Authority Revenue	5.851%	12/1/34	50	58
Indianapolis IN Local Public
Improvement Revenue	6.116%	1/15/40	250	298
JobsOhio Beverage System Statewide
Liquor Profits Revenue	3.985%	1/1/29	150	141
JobsOhio Beverage System Statewide
Liquor Profits Revenue	4.532%	1/1/35	100	95
Las Vegas Valley Water District
Nevada GO	7.013%	6/1/39	50	55
Los Angeles CA Community College
District GO	6.600%	8/1/42	150	189
Los Angeles CA Department of Water
& Power Revenue	5.716%	7/1/39	75	83
Los Angeles CA Department of Water
& Power Revenue	6.008%	7/1/39	150	173
Los Angeles CA Department of Water
& Power Revenue	6.166%	7/1/40	25	29
Los Angeles CA Department of Water
& Power Revenue	6.574%	7/1/45	100	127
Los Angeles CA Unified School District
GO	5.755%	7/1/29	500	547
Los Angeles CA Unified School District
GO	5.750%	7/1/34	125	136
Los Angeles CA Unified School District
GO	6.758%	7/1/34	50	62
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax
Revenue	5.735%	6/1/39	75	84
Los Angeles County CA Public Works
Financing Authority Lease Revenue	7.488%	8/1/33	100	121
Los Angeles County CA Public Works
Financing Authority Lease Revenue	7.618%	8/1/40	50	61
Maryland Transportation Authority
Facilities Projects Revenue	5.888%	7/1/43	50	57
Massachusetts GO	4.200%	12/1/21	125	134
Massachusetts GO	5.456%	12/1/39	150	166
Massachusetts School Building
Authority Dedicated Sales
Tax Revenue	5.715%	8/15/39	75	86
Massachusetts Transportation Fund
Revenue	5.731%	6/1/40	50	59
Massachusetts Water Pollution
Abatement Trust	5.192%	8/1/40	75	80
Metropolitan Government of Nashville
& Davidson County TN Convention
Center Authority Tourism
Tax Revenue	6.731%	7/1/43	50	58
Metropolitan Government of Nashville
& Davidson County TN GO	5.707%	7/1/34	50	56
Metropolitan Washington DC/VA
Airports Authority Dulles Toll Road
Revenue	7.462%	10/1/46	50	58

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Metropolitan Water District of
	Southern California Water Revenue	6.947%	7/1/40	50	59
	Mississippi GO	5.245%	11/1/34	50	54
	Missouri Highways & Transportation
	Commission Road Revenue	5.445%	5/1/33	50	56
[11]	New Jersey Economic Development
	Authority Revenue (State Pension
	Funding)	7.425%	2/15/29	225	271
	New Jersey Transportation Trust Fund
	Authority Transportation System
	Revenue	6.561%	12/15/40	400	464
[12]	New Jersey Turnpike Authority
	Revenue	4.252%	1/1/16	105	107
	New Jersey Turnpike Authority
	Revenue	7.414%	1/1/40	300	401
	New York City NY GO	6.246%	6/1/35	25	29
	New York City NY GO	5.968%	3/1/36	100	115
	New York City NY GO	5.985%	12/1/36	50	58
	New York City NY GO	5.517%	10/1/37	50	56
	New York City NY GO	6.271%	12/1/37	100	120
	New York City NY GO	5.846%	6/1/40	50	55
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.750%	6/15/41	50	57
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.952%	6/15/42	50	59
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	6.011%	6/15/42	50	59
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.440%	6/15/43	100	109
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.882%	6/15/44	175	203
	New York City NY Transitional Finance
	Authority Building Aid Revenue	6.828%	7/15/40	150	189
	New York City NY Transitional Finance
	Authority Future Tax Revenue	5.767%	8/1/36	50	58
	New York City NY Transitional Finance
	Authority Future Tax Revenue	5.508%	8/1/37	100	111
	New York City NY Transitional Finance
	Authority Future Tax Revenue	5.572%	11/1/38	75	84
	New York Metropolitan Transportation
	Authority Revenue (Dedicated Tax
	Fund)	7.336%	11/15/39	250	340
	New York Metropolitan Transportation
	Authority Revenue (Transit Revenue)	5.871%	11/15/39	50	54
	New York Metropolitan Transportation
	Authority Revenue (Transit Revenue)	6.648%	11/15/39	100	117
	New York State Dormitory Authority
	Revenue (Personal Income Tax)	5.500%	3/15/30	125	144
	New York State Dormitory Authority
	Revenue (Personal Income Tax)	5.289%	3/15/33	100	108
	New York State Dormitory Authority
	Revenue (Personal Income Tax)	5.628%	3/15/39	100	111
	New York State Dormitory Authority
	Revenue (Personal Income Tax)	5.389%	3/15/40	75	82
	New York State Urban Development
	Corp. Revenue (Personal Income Tax)	5.770%	3/15/39	150	163
	New York State Urban Development
	Corp. Revenue (Personal Income Tax)	5.838%	3/15/40	50	54
	New York University Hospitals Center
	GO	4.428%	7/1/42	75	70
	North Texas Tollway Authority System
	Revenue	6.718%	1/1/49	100	122
	Ohio State University General Receipts
	Revenue	4.910%	6/1/40	100	99
	Ohio State University General Receipts
	Revenue	4.800%	6/1/11	100	88

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Ohio Water Development Authority
	Water Pollution Control Loan Fund
	Revenue	4.879%	12/1/34	75	78
	Orange County CA Local
	Transportation Authority Sales
	Tax Revenue	6.908%	2/15/41	50	64
	Oregon Department of Transportation
	Highway User Tax Revenue	5.834%	11/15/34	50	59
	Oregon GO	5.762%	6/1/23	200	236
	Oregon GO	5.892%	6/1/27	75	91
[12]	Oregon School Boards Association GO	4.759%	6/30/28	75	79
[13]	Oregon School Boards Association GO	5.528%	6/30/28	50	55
	Pennsylvania GO	4.650%	2/15/26	50	53
	Pennsylvania GO	5.350%	5/1/30	200	224
	Pennsylvania Public School Building
	Authority Lease Revenue
	(School District of Philadelphia)	5.000%	9/15/27	50	53
	Pennsylvania Turnpike Commission
	Revenue	5.511%	12/1/45	50	54
	Pennsylvania Turnpike Commission
	Revenue	5.561%	12/1/49	50	54
	Port Authority of New York
	& New Jersey Revenue	6.040%	12/1/29	75	88
	Port Authority of New York
	& New Jersey Revenue	5.647%	11/1/40	250	278
	Port Authority of New York
	& New Jersey Revenue	4.458%	10/1/62	550	499
	Puerto Rico Government Development
	Bank GO	3.670%	5/1/14	100	100
	Puerto Rico Government Development
	Bank GO	4.704%	5/1/16	100	100
	Regional Transportation District of
	Colorado Sales Tax Revenue	5.844%	11/1/50	100	119
	Rutgers State University NJ Revenue	5.665%	5/1/40	50	57
	Salt River Project Arizona Agricultural
	Improvement & Power District
	Revenue	4.839%	1/1/41	50	52
	San Antonio TX Electric & Gas
	Systems Revenue	5.985%	2/1/39	125	148
	San Antonio TX Electric & Gas
	Systems Revenue	5.718%	2/1/41	50	58
	San Antonio TX Electric & Gas
	Systems Revenue	5.808%	2/1/41	125	145
	San Antonio TX Electric & Gas
	Systems Revenue	4.427%	2/1/42	75	73
	San Diego County CA Water Authority
	Revenue	6.138%	5/1/49	50	59
	San Francisco CA City & County
	Public Utilities Commission Water
	Revenue	6.000%	11/1/40	50	58
	San Francisco CA City & County
	Public Utilities Commission Water
	Revenue	6.950%	11/1/50	100	127
	Santa Clara Valley CA Transportation
	Authority Sales Tax Revenue	5.876%	4/1/32	200	224
	South Carolina Public Service Authority
	Revenue	6.454%	1/1/50	50	58
	Texas Transportation Commission
	Revenue	5.028%	4/1/26	50	56
	Texas Transportation Commission
	Revenue	5.178%	4/1/30	175	198
	Texas Transportation Commission
	Revenue	4.631%	4/1/33	150	159
	Texas Transportation Commission
	Revenue	4.681%	4/1/40	50	51
	Tufts University Massachusetts GO	5.017%	4/15/12	200	201
	University of California Regents
	Medical Center Revenue	6.548%	5/15/48	100	120
	University of California Regents
	Medical Center Revenue	6.583%	5/15/49	50	59
	University of California Revenue	0.887%	7/1/13	25	25

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
University of California Revenue	6.270%	5/15/31	500	548
University of California Revenue	5.946%	5/15/45	175	195
University of Massachusetts Building
Authority Revenue	5.450%	11/1/40	50	55
University of Southern California
Revenue	5.250%	10/1/11	100	115
University of Texas System Revenue
Financing System Revenue	5.262%	7/1/39	50	56
University of Texas System Revenue
Financing System Revenue	6.276%	8/15/41	25	28
University of Texas System Revenue
Financing System Revenue	5.134%	8/15/42	100	109
University of Texas System Revenue
Financing System Revenue	4.794%	8/15/46	75	77
Utah GO	4.554%	7/1/24	50	55
Utah GO	3.539%	7/1/25	50	51
Washington GO	5.090%	8/1/33	250	276
Washington GO	5.140%	8/1/40	150	166
[13] Wisconsin GO	5.700%	5/1/26	75	88
Total Taxable Municipal Bonds (Cost $21,900)				24,322

			Shares
Temporary Cash Investment (4.4%)
Money Market Fund (4.4%)
[14] Vanguard Market Liquidity Fund
(Cost $106,113)	0.127%	106,113,145		106,113
Total Investments (103.4%) (Cost $2,438,930)			2,499,919
Other Assets and Liabilities (–3.4%)
Other Assets				74,558
Liabilities				(156,908)
				(82,350)
Net Assets (100%)
Applicable to 206,630,191 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)			2,417,569
Net Asset Value Per Share				$11.70

Market
Value•
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	2,393,806
Affiliated Vanguard Funds	106,113
Total Investments in Securities	2,499,919
Receivables for Investment Securities Sold	46,361
Other Assets	28,197
Total Assets	2,574,477
Liabilities
Payables for Investment Securities Purchased	146,943
Other Liabilities	9,965
Total Liabilities	156,908
Net Assets	2,417,569

At June 30, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	2,325,612
Undistributed Net Investment Income	25,010
Accumulated Net Realized Gains	5,958
Unrealized Appreciation (Depreciation)	60,989
Net Assets	2,417,569

• See Note A in Notes to Financial Statements.
1 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Includes securities purchased on a when-issued or delayed-delivery basis for which the portfolio has not taken delivery as of June 30, 2013.
5 Adjustable-rate security.
6 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2013, the aggregate value of these securities was $8,717,000, representing 0.4% of net assets.
7 Non-income-producing security—security in default.
8 Guaranteed by the Government of Japan.
9 Guaranteed by the Federal Republic of Germany.
10 Guaranteed by the Republic of Austria.
11 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
12 Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
13 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
14 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
COP—Certificate of Participation.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Bond Market Index Portfolio

Vanguard Total Bond Market Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2013
($000)
Investment Income
Income
Interest[1]	31,246
Total Income	31,246
Expenses
The Vanguard Group—Note B
Investment Advisory Services	112
Management and Administrative	1,942
Marketing and Distribution	273
Custodian Fees	70
Shareholders’ Reports	17
Trustees’ Fees and Expenses	2
Total Expenses	2,416
Net Investment Income	28,830
Realized Net Gain (Loss) on
Investment Securities Sold	6,609
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(98,963)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(63,524)

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	28,830	64,656
Realized Net Gain (Loss)	6,609	28,518
Change in Unrealized Appreciation (Depreciation)	(98,963)	7,707
Net Increase (Decrease) in Net Assets Resulting from Operations	(63,524)	100,881
Distributions
Net Investment Income	(64,747)	(68,763)
Realized Capital Gain[2]	(28,776)	(22,786)
Total Distributions	(93,523)	(91,549)
Capital Share Transactions
Issued	168,203	389,065
Issued in Lieu of Cash Distributions	93,523	91,549
Redeemed	(353,534)	(312,017)
Net Increase (Decrease) from Capital Share Transactions	(91,808)	168,597
Total Increase (Decrease)	(248,855)	177,929
Net Assets
Beginning of Period	2,666,424	2,488,495
End of Period[3]	2,417,569	2,666,424

1 Interest income from an affiliated company of the portfolio was $129,000.
2 Includes fiscal 2013 and 2012 short-term gain distributions totaling $9,250,000 and $12,502,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed net investment income of $25,010,000 and $60,927,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Bond Market Index Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$12.46	$12.43	$12.06	$11.77	$11.62	$11.54
Investment Operations
Net Investment Income	.137[1]	.301	.357	.404[1]	.477[1]	.543[1]
Net Realized and Unrealized Gain (Loss)
on Investments	(.442)	.183	.528	.339	.183	.037
Total from Investment Operations	(.305)	.484	.885	.743	.660	.580
Distributions
Dividends from Net Investment Income	(.315)	(.341)	(.405)	(.432)	(.510)	(.500)
Distributions from Realized Capital Gains	(.140)	(.113)	(.110)	(.021)	—	—
Total Distributions	(.455)	(.454)	(.515)	(.453)	(.510)	(.500)
Net Asset Value, End of Period	$11.70	$12.46	$12.43	$12.06	$11.77	$11.62

Total Return	–2.54%	4.02%	7.65%	6.50%	5.94%	5.23%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,418	$2,666	$2,488	$2,146	$1,797	$1,501
Ratio of Total Expenses to
Average Net Assets	0.19%	0.20%	0.21%	0.21%	0.21%	0.16%
Ratio of Net Investment Income to
Average Net Assets	2.27%	2.49%	3.06%	3.38%	4.14%	4.80%
Portfolio Turnover Rate	123%[2]	105%[2]	113%[2]	104%[2]	93%	57%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Includes 44%, 66%, 53%, and 41% attributable to mortgage-dollar-roll activity.

Notes to Financial Statements

Vanguard Total Bond Market Index Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

Vanguard Total Bond Market Index Portfolio

2. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The portfolio may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements. For TBA purchases, the portfolio maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

3. Mortgage Dollar Rolls: The portfolio enters into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The portfolio has also entered into mortgage-dollar-roll transactions in which the portfolio buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The portfolio continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations. This risk is mitigated by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2009–2012), and for the period ended June 30, 2013, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2013, the portfolio had contributed capital of $305,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.12% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

Vanguard Total Bond Market Index Portfolio

The following table summarizes the market value of the portfolio’s investments as of June 30, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,618,133	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	68,135	—
Corporate Bonds	—	558,617	—
Sovereign Bonds	—	124,599	—
Taxable Municipal Bonds	—	24,322	—
Temporary Cash Investments	106,113	—	—
Total	106,113	2,393,806	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2013, the cost of investment securities for tax purposes was $2,438,930,000. Net unrealized appreciation of investment securities for tax purposes was $60,989,000, consisting of unrealized gains of $89,567,000 on securities that had risen in value since their purchase and $28,578,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2013, the portfolio purchased $89,783,000 of investment securities and sold $88,573,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,474,624,000 and $1,633,603,000, respectively.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2013	December 31, 2012
	Shares	Shares
	(000)	(000)
Issued	13,848	31,466
Issued in Lieu of Cash Distributions	7,794	7,610
Redeemed	(29,060)	(25,211)
Net Increase (Decrease) in Shares Outstanding	(7,418)	13,865

At June 30, 2013, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 54% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

G. In preparing the financial statements as of June 30, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Vanguard Total Bond Market Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Bond Market Index Portfolio	12/31/2012	6/30/2013	Period[1]
Based on Actual Portfolio Return	$1,000.00	$974.61	$0.93
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.85	0.95

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.19%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six month period, then divided by the number of days in the most recent 12-month period.

Vanguard Total Bond Market Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Total Bond Market Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Fixed Income Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below its peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the portfolio’s at-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard® Total Stock Market Index Portfolio

Vanguard Total Stock Market Index Portfolio returned 14.04% for the six months ended June 30, 2013, as the U.S. stock market rose sharply for the first five months before stepping backward slightly in June. The portfolio’s performance was in line with that of its benchmark index (14.14%) and well ahead of the average return of peer funds (10.93%).

As a “fund of funds,” the Total Stock Market Index Portfolio seeks to capture the returns of its target benchmark by investing about 80% of its assets in the Equity Index Portfolio of Vanguard Variable Insurance Fund and about 20% in Vanguard Extended Market Index Fund. Because of the Equity Index Portfolio’s heavy weighting, you may wish to review that portfolio’s financial statements, which are included in this report.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

All sectors recorded gains, with financials leading the way
For most of the half year, U.S. stocks were on the ascent amid signs that the housing recovery was progressing and the job market was perking up. The broad U.S. market achieved a succession of new highs in March, April, and May.

But markets turned rocky after Federal Reserve Chairman Ben Bernanke said June 19 that the central bank might decide to begin scaling back its stimulative bond-buying later this year. Still, U.S. stocks remained a safe haven for many investors anxious about unrest in Brazil and the Middle East, the recession in Europe, and signs of trouble in China’s economy.

All industry sectors posted positive returns in Vanguard Total Stock Market Index Portfolio, with most recording double-digit returns. Financial, health care, and consumer discretionary stocks were among the strongest contributors.

The Equity Index Portfolio of Vanguard Variable Insurance Fund, which covers larger U.S. companies, returned 13.72%.

Financials provided more than a fifth of the overall gain. Diversified financial services companies and commercial banks profited from better lending conditions and the recovering housing market. Asset managers also thrived.

Results were solid for health care and consumer discretionary stocks
Health care was the next-largest contributor to return in the Equity Index Portfolio. Pharmaceutical and biotech companies were among the best performers as the industry continued to benefit from favorable rulings by the Food and Drug Administration and improved pipelines of new medicines. Health care providers and services also did well.

The consumer discretionary sector also performed strongly. U.S. consumers were more confident about the economy and employment than they have been in several years. They spent more on entertainment, shopping, and eating out. Media companies notched gains. Specialty retailers, hotels, and restaurants also did well.

The Equity Index Portfolio did not benefit as much from its large weighting (about 18% of assets, on average) in information technology. The sector was hurt most by its holdings in the tablet and smartphone business; competition is fierce, and key players have fallen short of earnings expectations and failed to deliver new products as expected.

Tech stocks did a bit better in the Extended Market Index Fund, which encompasses U.S. mid- and small-capitalization stocks. The Extended Market Index Fund gained 15.58% as consumer discretionary, health care, and consumer staples stocks returned 20% or higher. IT stocks rose a more modest 11%.

Total Returns
Six Months Ended
June 30, 2013
Vanguard Total Stock Market Index Portfolio	14.04%
S&P Total Market Index	14.14
Variable Insurance Multi-Cap Core Funds Average[1]	10.93

Expense Ratios
Your Portfolio Compared With Its Peer Group
	Acquired Fund	Variable Insurance
	Fees and	Multi-Cap Core
	Expenses[2]	Funds Average[3]
Total Stock Market Index Portfolio	0.18%	0.67%

1 Derived from data provided by Lipper Inc.
2 This figure—drawn from the prospectus dated April 30, 2013—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Total Stock Market Index Portfolio invests. The Total Stock Market Index Portfolio does not charge any expenses or fees of its own. For the six months ended June 30, 2013, the annualized acquired fund fees and expenses were 0.18%.
3 The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2012.

Vanguard Total Stock Market Index Portfolio

Portfolio Profile
As of June 30, 2013

Total Portfolio Characteristics

Yield[1]	1.8%
Acquired Fund Fees and Expenses[2]	0.18%

Volatility Measures
Portfolio Versus
Target Index[3]
R-Squared	1.00
Beta	1.00

Allocation to Underlying Funds

Vanguard Variable Insurance Fund
Equity Index Portfolio	80.4%
Vanguard Extended Market Index Fund	19.6

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Portfolios that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 30-day SEC yield.
2 This figure—drawn from the prospectus dated April 30, 2013—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Total Stock Market Index Portfolio invests. The Total Stock Market Index Portfolio does not charge any expenses or fees of its own. For the six months ended June 30, 2013, the annualized acquired fund fees and expenses were 0.18%.
3 S&P Total Market Index.

Vanguard Total Stock Market Index Portfolio

Performance Summary (unaudited)

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): January 8, 2003–June 30, 2013

Average Annual Total Returns: Periods Ended June 30, 2013
				Since
	Inception Date	One Year	Five Years	Inception
Total Stock Market Index Portfolio	1/8/2003	21.38%	7.22%	7.87%

1 Six months ended June 30, 2013.
2 Dow Jones Wilshire 5000 Index through June 17, 2005; S&P Total Market Index thereafter.
See Financial Highlights for dividend and capital gains information.

Vanguard Total Stock Market Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2013

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (100.0%)
Vanguard Variable
Insurance Fund—
Equity Index Portfolio	30,921,625	837,976
Vanguard Extended
Market Index Fund
Investor Shares	3,858,102	204,441
		1,042,417
Total Investment Companies
(Cost $975,293)		1,042,417
Other Assets and Liabilities (0.0%)
Other Assets		386
Liabilities		(141)
		245
Net Assets (100%)
Applicable to 38,069,358 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,042,662
Net Asset Value Per Share		$27.39

At June 30, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	929,069
Undistributed Net Investment Income	14,966
Accumulated Net Realized Gains	31,503
Unrealized Appreciation (Depreciation)	67,124
Net Assets	1,042,662

• See Note A in Notes to Financial Statements.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Stock Market Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2013
($000)
Investment Income
Income
Income Distributions Received	15,043
Net Investment Income—Note B	15,043
Realized Net Gain (Loss)
Capital Gain Distributions Received	20,922
Investment Securities Sold	10,699
Realized Net Gain (Loss)	31,621
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	80,823
Net Increase (Decrease) in Net Assets
Resulting from Operations	127,487

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	15,043	15,749
Realized Net Gain (Loss)	31,621	36,118
Change in Unrealized Appreciation (Depreciation)	80,823	75,307
Net Increase (Decrease) in Net Assets Resulting from Operations	127,487	127,174
Distributions
Net Investment Income	(15,649)	(14,235)
Realized Capital Gain[1]	(36,155)	(55,545)
Total Distributions	(51,804)	(69,780)
Capital Share Transactions
Issued	57,706	83,746
Issued in Lieu of Cash Distributions	51,804	69,780
Redeemed	(45,408)	(94,268)
Net Increase (Decrease) from Capital Share Transactions	64,102	59,258
Total Increase (Decrease)	139,785	116,652
Net Assets
Beginning of Period	902,877	786,225
End of Period[2]	1,042,662	902,877

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $540,000 and $3,126,000 respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $14,966,000 and $15,572,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Stock Market Index Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$25.32	$23.63	$24.44	$21.73	$18.17	$31.09
Investment Operations
Net Investment Income	.391	.442	.364[1]	.358	.437[1]	.471[1]
Capital Gain Distributions Received	.581	.858	.649[1]	.189	.247	.682
Net Realized and Unrealized Gain (Loss)
on Investments	2.538	2.488	(.753)	3.078	4.019	(12.163)
Total from Investment Operations	3.510	3.788	.260	3.625	4.703	(11.010)
Distributions
Dividends from Net Investment Income	(.435)	(.428)	(.340)	(.419)	(.380)	(.400)
Distributions from Realized Capital Gains	(1.005)	(1.670)	(.730)	(.496)	(.763)	(1.510)
Total Distributions	(1.440)	(2.098)	(1.070)	(.915)	(1.143)	(1.910)
Net Asset Value, End of Period	$27.39	$25.32	$23.63	$24.44	$21.73	$18.17

Total Return	14.04%	16.33%	0.83%	17.11%	28.26%	–37.28%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,043	$903	$786	$956	$702	$458
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.18%	0.18%	0.18%	0.20%	0.21%	0.16%
Ratio of Net Investment Income to
Average Net Assets	1.51%	1.83%	1.52%	1.66%	2.36%	1.93%
Portfolio Turnover Rate	10%	8%	12%	12%	8%	16%

The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.

Notes to Financial Statements

Vanguard Total Stock Market Index Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio seeks to match the return of its target index by investing in selected Vanguard funds and portfolios. Financial statements and other information about each underlying fund and portfolio are available on vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2009–2012), and for the period ended June 30, 2013, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Vanguard Total Stock Market Index Portfolio

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the portfolio. The service agreement provides that the portfolio’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the portfolio. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the portfolio during the period ended June 30, 2013, were borne by the funds in which the portfolio invests. The portfolio’s trustees and officers are also directors and officers of Vanguard and the funds in which the portfolio invests.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At June 30, 2013, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2013, the cost of investment securities for tax purposes was $975,293,000. Net unrealized appreciation of investment securities for tax purposes was $67,124,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. During the six months ended June 30, 2013, the portfolio purchased $98,395,000 of investment securities and sold $50,119,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2013	December 31, 2012
	Shares	Shares
	(000)	(000)
Issued	2,128	3,394
Issued in Lieu of Cash Distributions	1,952	2,848
Redeemed	(1,675)	(3,847)
Net Increase (Decrease) in Shares Outstanding	2,405	2,395

G. In preparing the financial statements as of June 30, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Vanguard Total Stock Market Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Total Stock Market Index Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Total Stock Market Index Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Stock Market Index Portfolio	12/31/2012	6/30/2013	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,140.45	$0.96
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.90	0.90

1 The calculations are based on the Total Stock Market Index Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Total Stock Market Index Portfolio’s annualized expense figure for that period is 0.18%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard Total Stock Market Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Total Stock Market Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Equity Investment Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s acquired fund fees and expenses were well below the average expense ratio charged by funds in its peer group. The portfolio does not incur advisory expenses directly. However, the board noted that each of the underlying funds in which the portfolio invests has advisory expenses well below the underlying fund’s peer-group average. Information about the portfolio’s acquired fund fees and expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that Vanguard’s at-cost arrangement with the portfolio and its underlying funds ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard® Equity Index Portfolio

Vanguard Equity Index Portfolio returned 13.72% for the six months ended June 30, 2013, as the U.S. stock market rose sharply for the first five months before stepping backward slightly in June. The portfolio’s performance was in line with that of its benchmark index (13.82%) and about even with the average return of peer funds (13.70%).

The table below shows the returns of your portfolio and its comparative standards for the half year.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

All ten sectors recorded gains, with financials leading the way
For most of the period, U.S. stocks were on the ascent amid signs that the housing recovery was progressing and the job market was perking up. The S&P 500 Index, whose performance Vanguard Equity Index Portfolio seeks to track, achieved a succession of new highs in March, April, and May amid solid corporate earnings and encouraging U.S. economic data.

But markets turned rocky after Federal Reserve Chairman Ben Bernanke said June 19 that the central bank might decide to begin scaling back its stimulative bond-buying later this year. Still, U.S. stocks remained a safe haven for many investors anxious about unrest in Brazil and the Middle East, the recession in Europe, and signs of trouble in China’s economy.

All ten industry sectors posted positive returns in the Equity Index Portfolio, with six of them recording double-digit returns. Financial, health care, and consumer discretionary stocks contributed the most.

Financials, the second-largest sector, contributed more than a fifth of the portfolio’s overall return. Diversified financial services companies and commercial banks profited from better lending conditions and the recovering housing market. Asset managers also thrived.

Results were solid for health care and consumer discretionary stocks
Health care was the next-largest contributor to return. Pharmaceutical and biotech companies were among the best performers as the industry continued to benefit from favorable rulings by the Food and Drug Administration and improved pipelines of new medicines.

The consumer discretionary sector also performed strongly. U.S. consumers were more confident about the economy and employment than they have been in several years. They spent more on entertainment, shopping, and eating out. Media companies notched gains, as did specialty retailers, hotels, and restaurants.

The portfolio did not benefit as much from its large weighting (about 18% of assets, on average) in information technology. Some personal computer makers did better by cutting costs. But the sector was hurt most by its holdings in the tablet and smartphone business; competition in it is fierce, and several key players fell short of earnings expectations as new products failed to deliver.

Look past the inevitable bumps, and stay focused on the long term
The recent optimism in the U.S. stock market faded quickly in the last month of the fiscal half year. The swing in sentiment is a good reminder of how quickly market conditions can change and how futile it is to try to predict short-term trends.

At Vanguard, we encourage our clients to stay focused on their long-term plans rather than on the market’s unpredictable ups and downs. Maintaining a portfolio that includes a broadly diversified and steady combination of stocks, bonds, and cash investments consistent with your long-term goals and risk tolerance can help you stay the course amid sporadic short-term turbulence. The Equity Index Portfolio can play a crucial role in such a portfolio by providing broad and low-cost exposure to the large-capitalization segment of the U.S. equity market.

Total Returns
Six Months Ended
June 30, 2013
Vanguard Equity Index Portfolio	13.72%
S&P 500 Index	13.82
Variable Insurance Large-Cap Core Funds Average[1]	13.70

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Large-Cap Core
	Portfolio	Funds Average
Equity Index Portfolio	0.17%	0.40%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2013, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2013, the portfolio’s annualized expense ratio was 0.16%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2012.

Vanguard Equity Index Portfolio

Portfolio Profile
As of June 30, 2013

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	501	500	3,622
Median Market Cap	$61.8B	$61.8B	$38.5B
Price/Earnings Ratio	17.2x	17.2x	18.4x
Price/Book Ratio	2.4x	2.4x	2.3x
Yield[3]	2.0%	2.2%	2.0%
Return on Equity	18.0%	17.9%	16.4%
Earnings Growth Rate	10.5%	10.5%	10.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	6%	—	—
Expense Ratio[5]	0.17%	—	—
Short-Term Reserves	0.2%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	1.00
Beta	1.00	0.95

Sector Diversification (% of equity exposure)
		Target	Broad
Portfolio		Index[1]	Index[2]
Consumer Discretionary	12.2%	12.2%	13.0%
Consumer Staples	10.5	10.5	9.2
Energy	10.5	10.5	9.7
Financials	16.7	16.7	17.9
Health Care	12.7	12.7	12.3
Industrials	10.2	10.2	11.1
Information Technology	17.8	17.8	17.2
Materials	3.3	3.3	3.7
Telecommunication
Services	2.8	2.8	2.5
Utilities	3.3	3.3	3.4

Ten Largest Holdings[6] (% of total net assets)

Exxon Mobil Corp.	Integrated Oil
	& Gas	2.8%
Apple Inc.	Computer Hardware	2.6
Microsoft Corp.	Systems Software	1.8
Johnson & Johnson	Pharmaceuticals	1.7
General Electric Co.	Industrial
	Conglomerates	1.7
Google Inc. Class A	Internet Software
	& Services	1.6
Chevron Corp.	Integrated Oil
	& Gas	1.6
Procter & Gamble Co.	Household Products	1.5
Berkshire Hathaway Inc.	Property &
	Casualty Insurance	1.4
Wells Fargo & Co.	Diversified Banks	1.4
Top Ten		18.1%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds) its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 S&P 500 Index.
2 Dow Jones U.S. Total Stock Market Float-Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 30, 2013, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2013, the annualized expense ratio was 0.16%.
6 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Equity Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2002–June 30, 2013

Average Annual Total Returns: Periods Ended June 30, 2013

	Inception Date	One Year	Five Years	Ten Years
Equity Index Portfolio	4/29/1991	20.43%	6.92%	7.20%

1 Six months ended June 30, 2013.
See Financial Highlights for dividend and capital gains information.

Vanguard Equity Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2013

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.8%)[1]
Consumer Discretionary (12.2%)
	Walt Disney Co.	348,283	21,994
	Home Depot Inc.	282,405	21,878
	Comcast Corp. Class A	482,721	20,216
*	Amazon.com Inc.	70,423	19,556
	McDonald’s Corp.	193,924	19,198
	News Corp. Class A	384,892	12,547
	Ford Motor Co.	760,198	11,760
	Time Warner Inc.	180,264	10,423
	Starbucks Corp.	144,722	9,478
	NIKE Inc. Class B	140,060	8,919
	Target Corp.	124,025	8,540
	Lowe’s Cos. Inc.	207,436	8,484
*	priceline.com Inc.	9,971	8,247
	TJX Cos. Inc.	139,246	6,971
*	DIRECTV	107,923	6,650
	Time Warner Cable Inc.	56,307	6,333
	Yum! Brands Inc.	86,959	6,030
	Viacom Inc. Class B	86,247	5,869
	CBS Corp. Class B	110,238	5,387
*	General Motors Co.	148,918	4,960
	Johnson Controls Inc.	132,453	4,740
*	Discovery
	Communications Inc.
	Class A	47,332	3,655
	Macy’s Inc.	74,123	3,558
	VF Corp.	16,925	3,268
	Omnicom Group Inc.	50,029	3,145
	Coach Inc.	54,275	3,099
	Mattel Inc.	66,858	3,029
*	Bed Bath & Beyond Inc.	42,308	3,000
*	AutoZone Inc.	7,013	2,971
	Carnival Corp.	85,725	2,940
*	Dollar General Corp.	58,209	2,935
	Delphi Automotive plc	56,233	2,850
	Ross Stores Inc.	42,490	2,754
*	O’Reilly Automotive Inc.	21,434	2,414
	Harley-Davidson Inc.	43,436	2,381
	Starwood Hotels &
	Resorts Worldwide Inc.	37,547	2,373
	Gap Inc.	56,109	2,341
	Genuine Parts Co.	29,932	2,337
*	Netflix Inc.	10,833	2,287
	L Brands Inc.	46,427	2,287
*	Dollar Tree Inc.	43,328	2,203
*	Chipotle Mexican Grill Inc.
	Class A	5,969	2,175
	Ralph Lauren Corp. Class A	11,832	2,056
	Staples Inc.	128,451	2,037
*	CarMax Inc.	43,487	2,007
	Kohl’s Corp.	39,471	1,994
	Wynn Resorts Ltd.	15,422	1,974
	PVH Corp.	15,705	1,964
*	BorgWarner Inc.	22,332	1,924
	Marriott International Inc.
	Class A	46,204	1,865
	Whirlpool Corp.	15,325	1,753

			Market
			Value•
		Shares	($000)
	Nordstrom Inc.	28,746	1,723
	Tiffany & Co.	23,207	1,690
	Wyndham Worldwide Corp.	26,276	1,504
	Newell Rubbermaid Inc.	55,735	1,463
	H&R Block Inc.	52,618	1,460
	Best Buy Co. Inc.	51,812	1,416
	PetSmart Inc.	19,987	1,339
*	TripAdvisor Inc.	21,317	1,298
	Darden Restaurants Inc.	25,049	1,264
*	PulteGroup Inc.	65,825	1,249
	Interpublic Group of Cos. Inc.	82,667	1,203
	DR Horton Inc.	54,127	1,152
	Lennar Corp. Class A	31,945	1,151
	Family Dollar Stores Inc.	18,386	1,146
	Scripps Networks
	Interactive Inc. Class A	16,385	1,094
	Expedia Inc.	18,117	1,090
	Gannett Co. Inc.	44,332	1,084
	Comcast Corp.	26,563	1,054
*	Fossil Group Inc.	10,166	1,050
	Hasbro Inc.	22,290	999
	GameStop Corp. Class A	22,923	963
*	Urban Outfitters Inc.	21,309	857
	Leggett & Platt Inc.	27,544	856
	International Game
	Technology	50,143	838
	Garmin Ltd.	21,115	764
*	Goodyear Tire & Rubber Co.	47,484	726
	Harman International
	Industries Inc.	13,152	713
	Cablevision Systems Corp.
	Class A	41,823	703
	Abercrombie & Fitch Co.	15,039	681
*	JC Penney Co. Inc.	27,667	473
	Washington Post Co. Class B	882	427
*	AutoNation Inc.	7,581	329
			337,515
Consumer Staples (10.5%)
	Procter & Gamble Co.	530,006	40,805
	Coca-Cola Co.	740,704	29,710
	Philip Morris
	International Inc.	316,248	27,393
	PepsiCo Inc.	299,037	24,458
	Wal-Mart Stores Inc.	316,877	23,604
	Altria Group Inc.	388,437	13,591
	CVS Caremark Corp.	236,696	13,534
	Mondelez International Inc.
	Class A	345,103	9,846
	Colgate-Palmolive Co.	169,574	9,715
	Costco Wholesale Corp.	84,486	9,342
	Walgreen Co.	166,763	7,371
	Kimberly-Clark Corp.	74,319	7,219
	Kraft Foods Group Inc.	114,934	6,421
	General Mills Inc.	124,728	6,053
	Archer-Daniels-Midland Co.	127,440	4,322
	Sysco Corp.	114,736	3,919
	Kroger Co.	100,547	3,473
	Whole Foods Market Inc.	66,754	3,437
	Lorillard Inc.	73,063	3,191

			Market
			Value•
		Shares	($000)
	Kellogg Co.	49,018	3,148
	Mead Johnson Nutrition Co.	39,181	3,104
	Estee Lauder Cos. Inc.
	Class A	46,482	3,057
	Reynolds American Inc.	61,524	2,976
	ConAgra Foods Inc.	80,499	2,812
	Hershey Co.	28,997	2,589
	JM Smucker Co.	20,702	2,135
	Clorox Co.	25,487	2,119
	Brown-Forman Corp.
	Class B	29,289	1,979
	Beam Inc.	31,065	1,961
	Dr Pepper Snapple
	Group Inc.	39,442	1,812
	McCormick & Co. Inc.	25,565	1,799
	Avon Products Inc.	83,571	1,758
	Coca-Cola Enterprises Inc.	49,865	1,753
*	Monster Beverage Corp.	27,922	1,697
*	Constellation Brands Inc.
	Class A	29,805	1,554
	Campbell Soup Co.	34,430	1,542
	Molson Coors Brewing Co.
	Class B	30,360	1,453
	Tyson Foods Inc. Class A	54,832	1,408
	Safeway Inc.	46,592	1,102
	Hormel Foods Corp.	26,060	1,005
			290,167
Energy (10.5%)
	Exxon Mobil Corp.	859,857	77,688
	Chevron Corp.	375,009	44,379
	Schlumberger Ltd.	257,140	18,427
	ConocoPhillips	236,422	14,304
	Occidental Petroleum Corp.	155,860	13,907
	Anadarko Petroleum Corp.	96,923	8,329
	Halliburton Co.	180,212	7,519
	Phillips 66	119,661	7,049
	EOG Resources Inc.	52,641	6,932
	Apache Corp.	75,796	6,354
	National Oilwell Varco Inc.	82,643	5,694
	Marathon Oil Corp.	137,018	4,738
	Kinder Morgan Inc.	122,155	4,660
	Marathon Petroleum Corp.	62,766	4,460
	Spectra Energy Corp.	129,368	4,458
	Williams Cos. Inc.	131,966	4,285
	Noble Energy Inc.	69,386	4,166
	Baker Hughes Inc.	85,499	3,944
	Hess Corp.	57,686	3,836
	Pioneer Natural
	Resources Co.	26,414	3,823
	Devon Energy Corp.	72,923	3,783
	Valero Energy Corp.	105,463	3,667
*	Cameron International Corp.	48,057	2,939
	Cabot Oil & Gas Corp.	40,726	2,892
	Ensco plc Class A	45,043	2,618
*	FMC Technologies Inc.	45,910	2,556
*	Southwestern Energy Co.	67,896	2,480
	Range Resources Corp.	31,481	2,434
	EQT Corp.	29,071	2,307
	Murphy Oil Corp.	35,051	2,134
	Chesapeake Energy Corp.	100,143	2,041
	Noble Corp.	48,910	1,838
	Tesoro Corp.	26,263	1,374
	Helmerich & Payne Inc.	20,628	1,288
*	Denbury Resources Inc.	71,938	1,246
	CONSOL Energy Inc.	44,206	1,198
	QEP Resources Inc.	34,600	961
	Diamond Offshore
	Drilling Inc.	13,476	927
	Nabors Industries Ltd.	56,931	872
*	Rowan Cos. plc Class A	24,058	820

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	Peabody Energy Corp.	52,085	763
*	WPX Energy Inc.	38,622	732
*	Newfield Exploration Co.	26,138	624
			291,446
Financials (16.6%)
	Wells Fargo & Co.	952,504	39,310
	JPMorgan Chase & Co.	730,942	38,586
*	Berkshire Hathaway Inc.
	Class B	321,318	35,962
	Citigroup Inc.	588,416	28,226
	Bank of America Corp.	2,084,561	26,807
	American Express Co.	184,918	13,825
	US Bancorp	357,737	12,932
*	American International
	Group Inc.	285,508	12,762
	Goldman Sachs Group Inc.	83,370	12,610
	MetLife Inc.	211,703	9,688
	Simon Property Group Inc.	60,125	9,495
	PNC Financial Services
	Group Inc.	102,410	7,468
	Capital One Financial Corp.	112,956	7,095
	Prudential Financial Inc.	90,079	6,579
	Morgan Stanley	265,257	6,480
	Bank of New York
	Mellon Corp.	224,303	6,292
	BlackRock Inc.	24,143	6,201
	ACE Ltd.	65,800	5,888
	Travelers Cos. Inc.	72,772	5,816
	State Street Corp.	88,214	5,752
	American Tower Corporation	76,461	5,595
	Aflac Inc.	90,078	5,235
	BB&T Corp.	135,630	4,595
	Charles Schwab Corp.	212,809	4,518
	Discover Financial Services	94,757	4,514
	CME Group Inc.	59,335	4,508
	Allstate Corp.	90,605	4,360
	Public Storage	27,899	4,278
	Marsh &
	McLennan Cos. Inc.	106,492	4,251
	Chubb Corp.	50,180	4,248
	HCP Inc.	87,945	3,996
	Ventas Inc.	56,711	3,939
	Aon plc	59,800	3,848
	Health Care REIT Inc.	54,931	3,682
	T. Rowe Price Group Inc.	50,153	3,669
	Prologis Inc.	96,342	3,634
	Franklin Resources Inc.	26,715	3,634
	Equity Residential	61,904	3,594
*	Berkshire Hathaway Inc.
	Class A	21	3,541
	SunTrust Banks Inc.	104,252	3,291
	Weyerhaeuser Co.	111,576	3,179
	AvalonBay Communities Inc.	23,527	3,174
	Ameriprise Financial Inc.	38,927	3,148
	Boston Properties Inc.	29,387	3,099
	Fifth Third Bancorp	169,149	3,053
	McGraw Hill Financial Inc.	53,045	2,821
	Invesco Ltd.	85,882	2,731
	Hartford Financial Services
	Group Inc.	88,185	2,727
	Vornado Realty Trust	32,901	2,726
	Progressive Corp.	106,979	2,719
	M&T Bank Corp.	23,708	2,649
	Loews Corp.	59,441	2,639
	Regions Financial Corp.	273,308	2,605
*	IntercontinentalExchange Inc.	14,089	2,504
	Northern Trust Corp.	42,061	2,435
	Host Hotels & Resorts Inc.	143,718	2,425
	Moody’s Corp.	37,454	2,282
	Principal Financial Group Inc.	53,285	1,996

			Market
			Value•
		Shares	($000)
	SLM Corp.	85,935	1,965
	KeyCorp	177,737	1,962
	NYSE Euronext	47,001	1,946
	Lincoln National Corp.	51,950	1,895
	XL Group plc Class A	56,043	1,699
	Kimco Realty Corp.	78,950	1,692
	Macerich Co.	26,577	1,620
	Unum Group	51,623	1,516
	Leucadia National Corp.	57,014	1,495
	Plum Creek Timber Co. Inc.	31,469	1,469
	Comerica Inc.	36,128	1,439
*	CBRE Group Inc. Class A	58,544	1,368
	Cincinnati Financial Corp.	28,329	1,300
	Huntington Bancshares Inc.	162,345	1,279
	Torchmark Corp.	17,956	1,170
*	Genworth Financial Inc.
	Class A	95,189	1,086
	Zions Bancorporation	35,595	1,028
	People’s United Financial Inc. 65,226		972
	Apartment Investment &
	Management Co. Class A	28,233	848
	Hudson City Bancorp Inc.	91,804	841
	Assurant Inc.	14,801	754
	NASDAQ OMX Group Inc.	22,717	745
*	E*TRADE Financial Corp.	55,551	703
	Legg Mason Inc.	21,424	664
			461,072
Health Care (12.7%)
	Johnson & Johnson	543,171	46,637
	Pfizer Inc.	1,290,555	36,148
	Merck & Co. Inc.	583,950	27,124
*	Gilead Sciences Inc.	294,986	15,106
	Amgen Inc.	144,967	14,302
	Bristol-Myers Squibb Co.	317,644	14,195
	UnitedHealth Group Inc.	197,328	12,921
	AbbVie Inc.	306,278	12,662
	Abbott Laboratories	301,478	10,516
	Medtronic Inc.	195,627	10,069
*	Biogen Idec Inc.	45,906	9,879
*	Express Scripts Holding Co.	157,931	9,743
*	Celgene Corp.	80,654	9,429
	Eli Lilly & Co.	191,744	9,418
	Baxter International Inc.	104,807	7,260
	Thermo Fisher Scientific Inc.	69,439	5,877
	Covidien plc	90,900	5,712
	McKesson Corp.	43,844	5,020
	Allergan Inc.	57,339	4,830
	WellPoint Inc.	58,072	4,753
	Aetna Inc.	73,086	4,644
	Cigna Corp.	55,109	3,995
*	Intuitive Surgical Inc.	7,774	3,938
	Becton Dickinson and Co.	37,553	3,711
	Stryker Corp.	55,602	3,596
*	Alexion Pharmaceuticals Inc.	37,750	3,482
*	Regeneron
	Pharmaceuticals Inc.	14,776	3,323
	Cardinal Health Inc.	66,169	3,123
*	Actavis Inc.	24,661	3,113
	Zoetis Inc.	96,373	2,977
	Agilent Technologies Inc.	66,645	2,850
*	Cerner Corp.	28,288	2,718
	Humana Inc.	30,428	2,567
	St. Jude Medical Inc.	54,879	2,504
	AmerisourceBergen Corp.
	Class A	44,620	2,491
*	Life Technologies Corp.	33,254	2,461
	Zimmer Holdings Inc.	32,522	2,437
*	Boston Scientific Corp.	260,962	2,419
*	Mylan Inc.	73,679	2,286
	Perrigo Co.	17,154	2,076

			Market
			Value•
		Shares	($000)
*	DaVita HealthCare
	Partners Inc.	16,402	1,981
*	Forest Laboratories Inc.	45,368	1,860
	Quest Diagnostics Inc.	30,580	1,854
*	Laboratory Corp. of America
	Holdings	18,039	1,806
*	Waters Corp.	16,607	1,662
	CR Bard Inc.	14,464	1,572
*	CareFusion Corp.	42,375	1,562
*	Edwards Lifesciences Corp.	21,775	1,463
*	Varian Medical Systems Inc.	20,972	1,415
*	Hospira Inc.	32,017	1,227
	DENTSPLY International Inc.	27,704	1,135
*	Tenet Healthcare Corp.	19,908	918
	PerkinElmer Inc.	21,556	701
	Patterson Cos. Inc.	16,200	609
			352,077
Industrials (10.1%)
	General Electric Co.	1,999,417	46,366
	United Technologies Corp.	163,559	15,201
	Union Pacific Corp.	90,297	13,931
	Boeing Co.	132,077	13,530
	3M Co.	122,738	13,421
	Honeywell International Inc.	152,151	12,072
	United Parcel Service Inc.
	Class B	137,416	11,884
	Caterpillar Inc.	127,154	10,489
	Emerson Electric Co.	138,931	7,577
	Danaher Corp.	112,520	7,123
	Precision Castparts Corp.	28,285	6,393
	Deere & Co.	75,005	6,094
	Eaton Corp. plc	91,498	6,022
	FedEx Corp.	56,962	5,615
	Lockheed Martin Corp.	51,446	5,580
	Illinois Tool Works Inc.	80,106	5,541
	General Dynamics Corp.	64,132	5,023
	CSX Corp.	197,597	4,582
	Norfolk Southern Corp.	60,861	4,422
	Raytheon Co.	62,731	4,148
	Northrop Grumman Corp.	45,547	3,771
	Cummins Inc.	34,084	3,697
	PACCAR Inc.	68,444	3,673
	Waste Management Inc.	84,949	3,426
	Ingersoll-Rand plc	53,700	2,981
	Tyco International Ltd.	89,756	2,957
	WW Grainger Inc.	11,573	2,918
	Parker Hannifin Corp.	28,826	2,750
	Dover Corp.	33,068	2,568
	Stanley Black & Decker Inc.	31,327	2,422
	Fastenal Co.	52,182	2,393
	Roper Industries Inc.	19,157	2,380
	Pentair Ltd.	39,574	2,283
	Kansas City Southern	21,357	2,263
	Rockwell Automation Inc.	26,956	2,241
	Republic Services Inc.
	Class A	57,402	1,948
	Fluor Corp.	31,476	1,867
*	Stericycle Inc.	16,712	1,846
	Southwest Airlines Co.	139,289	1,795
	CH Robinson Worldwide Inc.	31,082	1,750
	ADT Corp.	42,378	1,689
	Rockwell Collins Inc.	26,161	1,659
	Expeditors International of
	Washington Inc.	39,958	1,519
	Flowserve Corp.	27,644	1,493
	L-3 Communications
	Holdings Inc.	17,381	1,490
	Pall Corp.	21,612	1,436
	Textron Inc.	53,690	1,399

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
*	Jacobs Engineering
	Group Inc.	25,272	1,393
	Equifax Inc.	23,320	1,374
	Masco Corp.	69,055	1,346
*	Quanta Services Inc.	41,094	1,087
	Snap-on Inc.	11,336	1,013
	Joy Global Inc.	20,545	997
	Xylem Inc.	35,748	963
	Cintas Corp.	20,150	918
	Robert Half International Inc.	26,939	895
	Iron Mountain Inc.	32,404	862
	Avery Dennison Corp.	19,328	826
	Dun & Bradstreet Corp.	7,767	757
	Ryder System Inc.	10,083	613
	Pitney Bowes Inc.	38,958	572
			281,244
Information Technology (17.8%)
	Apple Inc.	181,505	71,891
	Microsoft Corp.	1,453,363	50,185
*	Google Inc. Class A	51,970	45,753
	International Business
	Machines Corp.	201,580	38,524
	Cisco Systems Inc.	1,033,401	25,122
	Intel Corp.	961,240	23,281
	Oracle Corp.	710,487	21,826
	QUALCOMM Inc.	334,137	20,409
	Visa Inc. Class A	98,066	17,922
*	eBay Inc.	225,809	11,679
	Mastercard Inc. Class A	20,218	11,615
	EMC Corp.	406,316	9,597
	Hewlett-Packard Co.	373,002	9,250
	Accenture plc Class A	125,679	9,044
	Texas Instruments Inc.	214,504	7,480
	Automatic Data
	Processing Inc.	93,847	6,462
*	Yahoo! Inc.	184,107	4,623
*	Adobe Systems Inc.	97,100	4,424
	Corning Inc.	285,157	4,058
*	Salesforce.com Inc.	104,948	4,007
	Dell Inc.	283,673	3,787
	TE Connectivity Ltd.	80,300	3,657
*	Cognizant Technology
	Solutions Corp. Class A	58,293	3,650
	Applied Materials Inc.	232,259	3,463
	Broadcom Corp. Class A	101,589	3,430
	Intuit Inc.	53,973	3,294
	Motorola Solutions Inc.	52,553	3,034
	Symantec Corp.	134,780	3,029
*	SanDisk Corp.	47,055	2,875
*	Micron Technology Inc.	199,240	2,855
	Seagate Technology plc	61,671	2,765
	Analog Devices Inc.	59,524	2,682
*	NetApp Inc.	69,573	2,628
	Western Digital Corp.	41,195	2,558
	Fidelity National Information
	Services Inc.	56,595	2,425
	Amphenol Corp. Class A	30,850	2,404
	Paychex Inc.	62,520	2,283
*	Fiserv Inc.	25,765	2,252
*	Citrix Systems Inc.	36,196	2,184
	Xerox Corp.	236,917	2,149
	Altera Corp.	61,800	2,039
	Xilinx Inc.	50,990	2,020
*	Juniper Networks Inc.	97,971	1,892
	Western Union Co.	107,799	1,844
	CA Inc.	64,047	1,834
	KLA-Tencor Corp.	32,093	1,789
*	Red Hat Inc.	36,568	1,749
	Linear Technology Corp.	45,018	1,658
*	Teradata Corp.	31,522	1,583

			Market
			Value•
		Shares	($000)
	NVIDIA Corp.	111,547	1,565
*	Autodesk Inc.	43,471	1,475
*	Akamai Technologies Inc.	34,252	1,457
	Microchip Technology Inc.	38,107	1,420
*	Lam Research Corp.	31,425	1,393
*	Electronic Arts Inc.	58,460	1,343
*	VeriSign Inc.	29,064	1,298
	Computer Sciences Corp.	29,114	1,274
*	BMC Software Inc.	25,647	1,158
	Harris Corp.	21,259	1,047
*	F5 Networks Inc.	15,206	1,046
	Molex Inc.	26,729	784
	SAIC Inc.	54,755	763
	Total System Services Inc.	31,048	760
*	LSI Corp.	106,227	758
	FLIR Systems Inc.	27,363	738
	Jabil Circuit Inc.	35,661	727
*	JDS Uniphase Corp.	45,775	658
*	Teradyne Inc.	36,737	645
*	First Solar Inc.	12,925	578
*	Advanced Micro
	Devices Inc.	117,242	478
			492,329
Materials (3.3%)
	Monsanto Co.	103,194	10,196
	EI du Pont de
	Nemours & Co.	178,040	9,347
	Dow Chemical Co.	233,896	7,524
	Praxair Inc.	57,148	6,581
	Freeport-McMoRan
	Copper & Gold Inc.	200,738	5,542
	LyondellBasell Industries
	NV Class A	73,410	4,864
	Ecolab Inc.	51,489	4,386
	PPG Industries Inc.	27,590	4,039
	International Paper Co.	85,920	3,807
	Air Products &
	Chemicals Inc.	40,235	3,684
	Sherwin-Williams Co.	16,560	2,924
	Mosaic Co.	53,443	2,876
	Newmont Mining Corp.	95,981	2,875
	Nucor Corp.	61,360	2,658
	Eastman Chemical Co.	30,006	2,101
	CF Industries Holdings Inc.	11,550	1,981
	Sigma-Aldrich Corp.	23,229	1,867
	Alcoa Inc.	206,679	1,616
	FMC Corp.	26,394	1,612
	Airgas Inc.	12,779	1,220
	Vulcan Materials Co.	25,177	1,219
	Ball Corp.	28,772	1,195
	International Flavors &
	Fragrances Inc.	15,742	1,183
	MeadWestvaco Corp.	34,178	1,166
	Sealed Air Corp.	37,896	908
*	Owens-Illinois Inc.	31,769	883
	Bemis Co. Inc.	19,821	776
	Allegheny Technologies Inc.	20,873	549
	United States Steel Corp.	27,670	485
	Cliffs Natural Resources Inc.	29,636	482
			90,546
Telecommunication Services (2.8%)
	AT&T Inc.	1,040,339	36,828
	Verizon
	Communications Inc.	553,290	27,853
	CenturyLink Inc.	117,709	4,161
*	Crown Castle
	International Corp.	56,629	4,099
*	Sprint Nextel Corp.	583,288	4,095
	Windstream Corp.	114,027	879

			Market
			Value•
		Shares	($000)
	Frontier
	Communications Corp.	192,702	780
			78,695
	Utilities (3.3%)
	Duke Energy Corp.	136,433	9,209
	Southern Co.	168,213	7,423
	NextEra Energy Inc.	82,203	6,698
	Dominion Resources Inc.	111,696	6,347
	Exelon Corp.	165,464	5,110
	American Electric
	Power Co. Inc.	93,984	4,209
	PG&E Corp.	85,546	3,912
	Sempra Energy	43,618	3,566
	PPL Corp.	114,490	3,464
	Consolidated Edison Inc.	56,588	3,300
	Public Service Enterprise
	Group Inc.	97,687	3,190
	Edison International	62,913	3,030
	FirstEnergy Corp.	80,916	3,021
	Xcel Energy Inc.	96,161	2,725
	Northeast Utilities	60,755	2,553
	Entergy Corp.	34,393	2,397
	DTE Energy Co.	33,648	2,255
	CenterPoint Energy Inc.	82,717	1,943
	Wisconsin Energy Corp.	44,276	1,815
	NiSource Inc.	60,272	1,726
	NRG Energy Inc.	62,202	1,661
	ONEOK Inc.	39,812	1,645
	Ameren Corp.	46,911	1,616
	AES Corp.	119,611	1,434
	CMS Energy Corp.	51,360	1,395
	SCANA Corp.	27,051	1,328
	Pinnacle West Capital Corp.	21,257	1,179
	AGL Resources Inc.	22,904	982
	Pepco Holdings Inc.	47,976	967
	Integrys Energy Group Inc.	15,322	897
	TECO Energy Inc.	39,449	678
			91,675
	Total Common Stocks
	(Cost $2,379,482)		2,766,766
Temporary Cash Investments (0.4%)[1]
	Money Market Fund (0.4%)
2	Vanguard Market
	Liquidity Fund,
	0.127%	12,474,433	12,474

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
[3,4]	Fannie Mae
	Discount Notes,
	0.110%, 8/21/13	200	200
[3,4]	Freddie Mac
	Discount Notes,
	0.130%, 9/16/13	200	200
			400
Total Temporary Cash Investments
	(Cost $12,874)		12,874
	Total Investments (100.2%)
	(Cost $2,392,356)		2,779,640

Vanguard Equity Index Portfolio

Market
Value•
($000)
Other Assets and Liabilities (–0.2%)
Other Assets	4,513
Liabilities	(10,882)
(6,369)
Net Assets (100%)
Applicable to 102,322,589 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,773,271
Net Asset Value Per Share	$27.10

At June 30, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	2,335,542
Undistributed Net Investment Income	21,822
Accumulated Net Realized Gains	28,737
Unrealized Appreciation (Depreciation)
Investment Securities	387,284
Futures Contracts	(114)
Net Assets	2,773,271

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.0% and 0.2%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 Securities with a value of $400,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2013
($000)
Investment Income
Income
Dividends	28,132
Interest[1]	8
Securities Lending	21
Total Income	28,161
Expenses
The Vanguard Group—Note B
Investment Advisory Services	126
Management and Administrative	1,707
Marketing and Distribution	240
Custodian Fees	38
Shareholders’ Reports	15
Trustees’ Fees and Expenses	2
Total Expenses	2,128
Net Investment Income	26,033
Realized Net Gain (Loss)
Investment Securities Sold	27,915
Futures Contracts	1,010
Realized Net Gain (Loss)	28,925
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	279,420
Futures Contracts	(71)
Change in Unrealized Appreciation
(Depreciation)	279,349
Net Increase (Decrease) in Net Assets
Resulting from Operations	334,307

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	26,033	49,704
Realized Net Gain (Loss)	28,925	69,511
Change in Unrealized Appreciation (Depreciation)	279,349	216,164
Net Increase (Decrease) in Net Assets Resulting from Operations	334,307	335,379
Distributions
Net Investment Income	(49,545)	(44,386)
Realized Capital Gain[2]	(69,167)	(95,513)
Total Distributions	(118,712)	(139,899)
Capital Share Transactions
Issued	204,191	275,676
Issued in Lieu of Cash Distributions	118,712	139,899
Redeemed	(183,286)	(325,403)
Net Increase (Decrease) from Capital Share Transactions	139,617	90,172
Total Increase (Decrease)	355,212	285,652
Net Assets
Beginning of Period	2,418,059	2,132,407
End of Period[3]	2,773,271	2,418,059

1 Interest income from an affiliated company of the portfolio was $7,000.
2 Includes fiscal 2013 and 2012 short-term gain distributions totaling $1,472,000 and $1,498,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed net investment income of $21,822,000 and $45,334,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Index Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$24.93	$22.85	$23.51	$21.11	$17.61	$29.54
Investment Operations
Net Investment Income	.251	.512	.466	.410	.419	.520
Net Realized and Unrealized Gain (Loss)
on Investments	3.129	3.062	.034	2.678	3.931	(10.990)
Total from Investment Operations	3.380	3.574	.500	3.088	4.350	(10.470)
Distributions
Dividends from Net Investment Income	(.505)	(.474)	(.390)	(.442)	(.500)	(.540)
Distributions from Realized Capital Gains	(.705)	(1.020)	(.770)	(.246)	(.350)	(.920)
Total Distributions	(1.210)	(1.494)	(1.160)	(.688)	(.850)	(1.460)
Net Asset Value, End of Period	$27.10	$24.93	$22.85	$23.51	$21.11	$17.61

Total Return	13.72%	15.86%	1.93%	14.91%	26.44%	–36.93%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,773	$2,418	$2,132	$2,287	$1,969	$1,513
Ratio of Total Expenses to
Average Net Assets	0.16%	0.17%	0.17%	0.19%	0.19%	0.14%
Ratio of Net Investment Income to
Average Net Assets	1.97%	2.13%	1.92%	1.91%	2.40%	2.18%
Portfolio Turnover Rate	6%	9%	8%	12%	11%	10%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

Notes to Financial Statements

Vanguard Equity Index Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks

Vanguard Equity Index Portfolio

associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses). Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange; monitors the financial strength of its clearing brokers and clearinghouse; and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

During the six months ended June 30, 2013, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2009–2012), and for the period ended June 30, 2013, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the portfolio may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of pre-qualified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2013, the portfolio had contributed capital of $342,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.14% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

Vanguard Equity Index Portfolio

The following table summarizes the market value of the portfolio’s investments as of June 30, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	2,766,766	—	—
Temporary Cash Investments	12,474	400	—
Futures Contracts—Liabilities[1]	(37)	—	—
Total	2,779,203	400	—
1 Represents variation margin on the last day of the reporting period.

D. At June 30, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	September 2013	11	4,398	(41)
E-mini S&P 500 Index	September 2013	45	3,598	(73)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2013, the cost of investment securities for tax purposes was $2,392,356,000. Net unrealized appreciation of investment securities for tax purposes was $387,284,000, consisting of unrealized gains of $664,652,000 on securities that had risen in value since their purchase and $277,368,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2013, the portfolio purchased $121,509,000 of investment securities and sold $72,984,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2013	December 31, 2012
	Shares	Shares
	(000)	(000)
Issued	7,610	11,356
Issued in Lieu of Cash Distributions	4,524	5,798
Redeemed	(6,816)	(13,459)
Net Increase (Decrease) in Shares Outstanding	5,318	3,695

At June 30, 2013, two shareholders (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, and Vanguard Total Stock Market Index Portfolio), were each the record or beneficial owner of 30% or more of the portfolio’s net assets, with a combined ownership of 64%. If one of these shareholders were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. In preparing the financial statements as of June 30, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Vanguard Equity Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Index Portfolio	12/31/2012	6/30/2013	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,137.17	$0.85
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.00	0.80

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.16%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard Equity Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Equity Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Equity Investment Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below its peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the portfolio’s at-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated The independent board members have distinguished backgrounds in and managed in your best interests since, as a shareholder, you are a part business, academia, and public service. Each of the trustees and executive owner of the fund. Your fund’s trustees also serve on the board of directors officers oversees 182 Vanguard funds. of The Vanguard Group, Inc., which is owned by the Vanguard funds and The following table provides information for each trustee and executive provides services to them on an at-cost basis. officer of the fund. More information about the trustees is in the Statement A majority of Vanguard’s board members are independent, meaning that of Additional Information, which can be obtained, without charge, by they have no affiliation with Vanguard or the funds they oversee, apart from contacting Vanguard at 800-662-7447, or online at vanguard.com. the sizable personal investments they have made as private individuals.

InterestedTrustee[1]	Committee (1997–2008) of Johnson & Johnson	Peter F. Volanakis
F. William McNabb III	(pharmaceuticals/medical devices/consumer	Born 1955. Trustee Since July 2009. Principal
Born 1957. Trustee Since July 2009. Chairman of the	products); Director of Skytop Lodge Corporation	Occupation(s) During the Past Five Years: President
Board. Principal Occupation(s) During the Past Five	(hotels), the University Medical Center at Princeton,	and Chief Operating Officer (retired 2010) of Corning
Years: Chairman of the Board of The Vanguard Group,	the Robert Wood Johnson Foundation, and the Center	Incorporated (communications equipment); Director
Inc., and of each of the investment companies served	for Talent Innovation; Member of the Advisory Board	of SPX Corporation (multi-industry manufacturing);
by The Vanguard Group, since January 2010; Director	of the Maxwell School of Citizenship and Public	Overseer of the Amos Tuck School of Business
of The Vanguard Group since 2008; Chief Executive	Affairs at Syracuse University.	Administration at Dartmouth College; Advisor to
Officer and President of The Vanguard Group and of		the Norris Cotton Cancer Center.
each of the investment companies served by The	F. Joseph Loughrey
Vanguard Group since 2008; Director of Vanguard	Born 1949. Trustee Since October 2009. Principal	Executive Officers
Marketing Corporation; Managing Director of The	Occupation(s) During the Past Five Years: President
Vanguard Group (1995–2008).	and Chief Operating Officer (retired 2009) of Cummins	Glenn Booraem
	Inc. (industrial machinery); Chairman of the Board of	Born 1967. Controller Since July 2010. Principal
	Hillenbrand, Inc. (specialized consumer services) and	Occupation(s) During the Past Five Years: Principal
IndependentTrustees	of Oxfam America; Director of SKF AB (industrial	of The Vanguard Group, Inc.; Controller of each of
Emerson U. Fullwood	machinery) and the Lumina Foundation for Education;	the investment companies served by The Vanguard
Born 1948. Trustee Since January 2008. Principal	Member of the Advisory Council for the College of	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Executive	Arts and Letters and of the Advisory Board to the	companies served by The Vanguard Group
Chief Staff and Marketing Officer for North America	Kellogg Institute for International Studies, both at	(2001–2010).
and Corporate Vice President (retired 2008) of Xerox	the University of Notre Dame.
Corporation (document management products and		Thomas J. Higgins
services); Executive in Residence and 2010	Mark Loughridge	Born 1957. Chief Financial Officer Since September
Distinguished Minett Professor at the Rochester	Born 1953. Trustee Since March 2012. Principal	2008. Principal Occupation(s) During the Past Five
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Senior	Years: Principal of The Vanguard Group, Inc.; Chief
(multi-industry manufacturing), the United Way of	Vice President and Chief Financial Officer at IBM	Financial Officer of each of the investment companies
Rochester, Amerigroup Corporation (managed health	(information technology services); Fiduciary Member	served by The Vanguard Group; Treasurer of each of
care), the University of Rochester Medical Center,	of IBM’s Retirement Plan Committee.	the investment companies served by The Vanguard
Monroe Community College Foundation, and North		Group (1998–2008).
Carolina A&T University.	Scott C. Malpass
	Born 1962. Trustee Since March 2012. Principal	Kathryn J. Hyatt
	Occupation(s) During the Past Five Years: Chief	Born 1955. Treasurer Since November 2008.
Rajiv L. Gupta	Investment Officer and Vice President at the University	Principal Occupation(s) During the Past Five Years:
Born 1945. Trustee Since December 2001.[2]	of Notre Dame; Assistant Professor of Finance at the	Principal of The Vanguard Group, Inc.; Treasurer of
Principal Occupation(s) During the Past Five Years:	Mendoza College of Business at Notre Dame; Member	each of the investment companies served by The
Chairman and Chief Executive Officer (retired 2009)	of the Notre Dame 403(b) Investment Committee;	Vanguard Group; Assistant Treasurer of each of
and President (2006–2008) of Rohm and Haas Co.	Director of TIFF Advisory Services, Inc. (investment	the investment companies served by The Vanguard
(chemicals); Director of Tyco International, Ltd.	advisor); Member of the Investment Advisory	Group (1988–2008).
(diversified manufacturing and services), Hewlett-	Committees of the Financial Industry Regulatory
Packard Co. (electronic computer manufacturing),	Authority (FINRA) and of Major League Baseball.	Heidi Stam
and Delphi Automotive LLP (automotive components);		Born 1956. Secretary Since July 2005. Principal
Senior Advisor at New Mountain Capital; Trustee of	André F. Perold	Occupation(s) During the Past Five Years: Managing
The Conference Board.	Born 1952. Trustee Since December 2004. Principal	Director of The Vanguard Group, Inc.; General Counsel
	Occupation(s) During the Past Five Years: George	of The Vanguard Group; Secretary of The Vanguard
Amy Gutmann	Gund Professor of Finance and Banking at the Harvard	Group and of each of the investment companies
Born 1949. Trustee Since June 2006. Principal	Business School (retired 2011); Chief Investment	served by The Vanguard Group; Director and Senior
Occupation(s) During the Past Five Years: President	Officer and Managing Partner of HighVista Strategies	Vice President of Vanguard Marketing Corporation.
of the University of Pennsylvania; Christopher H.	LLC (private investment firm); Director of Rand
Browne Distinguished Professor of Political Science	Merchant Bank; Overseer of the Museum of Fine	Vanguard Senior ManagementTeam
in the School of Arts and Sciences with secondary	Arts Boston.
appointments at the Annenberg School for		Mortimer J. Buckley	Chris D. McIsaac
Communication and the Graduate School of Education	Alfred M. Rankin, Jr.	Kathleen C. Gubanich	Michael S. Miller
of the University of Pennsylvania; Member of the	Born 1941. Trustee Since January 1993. Principal	Paul A. Heller	James M. Norris
National Commission on the Humanities and Social	Occupation(s) During the Past Five Years: Chairman,	Martha G. King	Glenn W. Reed
Sciences; Trustee of Carnegie Corporation of New	President, and Chief Executive Officer of NACCO	John T. Marcante
York and of the National Constitution Center; Chair	Industries, Inc. (housewares/lignite) and of Hyster-Yale
of the U.S. Presidential Commission for the Study	Materials Handling, Inc. (forklift trucks); Director of	Chairman Emeritus and Senior Advisor
of Bioethical Issues.	the National Association of Manufacturers; Chairman
	of the Board of University Hospitals of Cleveland;	John J. Brennan
JoAnn Heffernan Heisen	Advisory Chairman of the Board of The Cleveland	Chairman, 1996–2009
Born 1950. Trustee Since July 1998. Principal	Museum of Art.	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: Corporate
Vice President and Chief Global Diversity Officer		Founder
(retired 2008) and Member of the Executive
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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	The funds or securities referred to herein that are	advisability of investing in such products.
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either vanguard.com/proxyreporting or sec.gov.	Vanguard Group.	All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q692 082013

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD VARIABLE INSURANCE FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: August 20, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD VARIABLE INSURANCE FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: August 20, 2013

VANGUARD VARIABLE INSURANCE FUND

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: August 20, 2013

* By:/s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012, see file Number 2-11444, Incorporated by Reference.